UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company
1 Iron Street, Boston, MA 02210
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Short Maturity Bond ETF | NEAR | BATS
➢	iShares Short Maturity Municipal Bond ETF | MEAR | BATS
➢	iShares Ultra Short-Term Bond ETF | ICSH | BATS

Management’s Discussion of Fund Performance

iSHARES® U.S. ETF TRUST

U.S. BOND MARKET OVERVIEW

U.S. bonds returned approximately 2% for the 12 months ended October 31, 2015 (the “reporting period”). The modest bond market returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth — sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

A number of other factors buffeted the fixed-income market during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on financial markets. Greece and Puerto Rico wrestled with potential defaults on their government debt. The U.S. dollar strengthened against most major currencies during the reporting period, which made U.S. investments more attractive to international investors but created headwinds for the domestic economy.

Investor concerns brought on by many of these factors, as well as uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy, led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period.

Mortgage-backed securities were the leading performers for the reporting period. Both residential and commercial mortgage-backed securities benefited from investor demand for high credit quality and relatively high yields. U.S. Treasury bonds were also among the better performers in the fixed-income market. In addition to the flight to quality, Treasury securities benefited from their interest-rate sensitivity as declining yields across most maturity sectors of the Treasury market led to rising bond prices. The primary exception was Treasury inflation-protected securities, which posted negative returns for the reporting period, reflecting a lack of investor demand for inflation protection.

Corporate bonds underperformed the broader bond market for the reporting period. Corporate bonds tend to have greater credit risk than other sectors of the bond market, and the broad flight to quality led to reduced demand for corporate securities. In particular, high-yield corporate bonds were among the only sectors of the bond market to decline for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® SHORT MATURITY BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.62%	0.82%	0.62%	1.73%
Fund Market	0.50%	0.82%	0.50%	1.73%
Barclays Short-Term Government/Corporate Index	0.28%	0.24%	0.28%	0.50%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/25/13. The first day of secondary market trading was 9/26/13.

The Barclays Short-Term Government/Corporate Index is an unmanaged index that measures the performance of government and corporate securities with less than 1 year remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.50	$1.26	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SHORT MATURITY BOND ETF

The iShares Short Maturity Bond ETF (the “Fund”) seeks to maximize current income by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed income securities and maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 0.62%, net of fees.

Short-term investment-grade bonds produced modestly positive returns for the reporting period, benefiting from a combination of high credit quality and attractive yields in a period of market uncertainty and low prevailing interest rates. However, interest rate volatility increased during the last half of the reporting period, driven by headlines around a potential Greek exit from the euro, a Chinese stock market correction, declining commodity prices, and the potential for a short-term interest rate increase by the Fed. At the same time, the corporate bond market experienced record levels of new issuance driven by heavy merger activity, share buybacks, and dividend payments. As a result, corporate bonds generally underperformed U.S. Treasury securities.

Against this backdrop, a decision to underweight Treasury securities in favor of higher-yielding bond sectors detracted marginally from Fund performance relative to the Barclays Short-Term Government/Corporate Index. However, many short-term corporate securities performed well during the reporting period, making the Fund’s allocation to investment-grade financial and industrial bonds key contributors. Another active decision that contributed to relative results was an overweight to securitized bonds, such as asset-backed and commercial mortgage-backed securities, which benefited from strong investor demand for yield.

During the reporting period, the Fund’s allocation to short-term floating-rate securities increased, which lowered the Fund’s duration (a measure of interest rate sensitivity) in anticipation of a possible interest rate hike from the Fed. As a result, the Fund ended the reporting period with a duration of 0.40 years, the lowest level since the Fund’s inception in September 2013.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/15

Investment Type	Percentage of Total Investments[1]

Corporate Bonds & Notes	55.47%
Asset-Backed Securities	28.07
Mortgage-Backed Securities	10.41
Foreign Government Obligations	1.05
Municipal Debt Obligations	0.17
Repurchase Agreements	4.83

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/15
Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	27.75%
Aa	4.26
A	18.63
Baa	30.01
Ba	1.58
Not Rated	17.77

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

Performance as of October 31, 2015

Cumulative Total Returns
Since Inception
Fund NAV	0.48%
Fund Market	0.54%
Barclays Municipal Bond: 1 Year (1-2) Index	0.52%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/3/15. The first day of secondary market trading was 3/5/15.

The Barclays Municipal Bond: 1 Year (1-2) Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,005.40	$1.26	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

The iShares Short Maturity Municipal Bond ETF (the “Fund”) seeks to maximize tax-free current income by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax. The Fund will also seek to maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the period from March 3, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was 0.48%, net of fees.

Short-term municipal bonds generated positive returns for the reporting period. Looking at the broad economic and interest rate backdrop, bonds generally rallied as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, shorter-term securities were influenced more by expectations that the Fed would raise its short-term interest rate target at some point in 2015.

In the municipal bond market, favorable supply and demand trends contributed to a positive backdrop for performance. With investors concerned about the possibility that the Fed would raise short-term interest rates, the market saw significant demand for short-term bonds as investors maintained a defensive posture. In particular, municipal notes and bonds with remaining maturities of 13 months or less were in high demand as lower levels of supply remained a dominant theme.

The Fund performed well during the reporting period on both an absolute basis and relative (before fees) to the Barclays Municipal Bond: 1 Year (1-2) Index. Outperformance was derived mainly from security selection decisions among tax-backed local bonds, with an emphasis on newly issued securities. Additionally, security selection in the education sector, as well as municipal securities backed by corporate obligors, aided Fund performance. At the other end of the spectrum, an underweight position in the transportation sector detracted from performance relative to the Barclays Municipal Bond: 1 Year (1-2) Index, as did limited exposure to pre-refunded bonds.

ALLOCATION BY CREDIT QUALITY As of 10/31/15

S&P Credit Rating[1]	Percentage of Total Investments[2]

AA	16.22%
A	47.92
BBB	4.32
Not Rated	31.54

TOTAL	100.00%

TEN LARGEST STATES As of 10/31/15

State	Percentage of Total Investments[2]

New Jersey	26.69%
Ohio	9.96
California	7.86
Michigan	7.82
Illinois	7.66
Florida	5.57
Rhode Island	5.22
Georgia	5.03
Indiana	4.63
Utah	4.32

TOTAL	84.76%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® ULTRA SHORT-TERM BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.32%	0.41%	0.32%	0.77%
Fund Market	0.38%	0.41%	0.38%	0.77%
Bank of America Merrill Lynch 6-Month US Treasury Bill Index	0.20%	0.17%	0.20%	0.32%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/11/13. The first day of secondary market trading was 12/13/13.

The Bank of America Merrill Lynch 6-month US Treasury Bill Index is an unmanaged index that measures the performance of government securities with less than 6 months remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,001.20	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

The iShares Ultra Short-Term Bond ETF (the “Fund”) (formerly the iShares Liquidity Income ETF) seeks to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities and maintain a dollar-weighted average maturity that is less than 180 days. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 0.32%, net of fees.

Short-term investment-grade bonds produced modestly positive returns for the reporting period as the Fed kept short-term interest rates unchanged. However, yields were somewhat volatile among one- to two-year securities as investors aimed to anticipate an expected interest rate increase from the Fed. Additional sources of rate volatility included a potential Greek exit from the euro, a Chinese stock market correction, and declining commodity prices.

At the same time, the corporate bond market experienced record levels of new issuance driven by heavy merger activity, share buybacks, and dividend payments. As a result, corporate bonds generally underperformed U.S. Treasury securities. Nevertheless, many short-term corporate securities performed well during the reporting period, benefiting from a combination of attractive yields, investment-grade credit quality, and short remaining maturities.

The Fund performed well on both an absolute basis and relative to the Bank of America Merrill Lynch 6-Month US Treasury Bill Index during the reporting period. Sector allocation and security selection decisions contributed the most to Fund performance. From a sector allocation standpoint, the Fund’s allocation to high-quality corporate securities, particularly those issued by the financials sector, were key contributors to performance. In general, the Fund was focused primarily on corporate securities in the financials and industrials sectors, as Fund managers believed that these bonds provided more attractive risk-adjusted return potential relative to other short-term fixed-income sectors due to strong demand from investors seeking yield.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/15

Investment Type	Percentage of Total Investments[1]

Corporate Bonds & Notes	72.58%
Repurchase Agreements	9.63
Commercial Paper	9.14
Certificates Of Deposit	8.02
Asset-backed Securities	0.63

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	0.63%
Aa	23.65
A	44.48
Baa	19.61
P-1	2.01
Not Rated	9.62

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 26.55%
ABCLO Ltd.
Series 2007-1A, Class A1B
0.67%, 04/15/21[a,b]	$110	$110,030
ACAS CLO Ltd.
Series 2007-1A, Class A1S
0.53%, 04/20/21[a,b]	164	163,269
Series 2012-1AR, Class A1R
1.57%, 09/20/23[a,b]	7,990	7,960,280
Ally Auto Receivables Trust
Series 2014-1, Class A3
0.97%, 10/15/18 (Call 11/15/17)	9,000	8,990,887
American Credit Acceptance Receivables Trust
Series 2014-4, Class A
1.33%, 07/10/18 (Call 08/10/17)[a]	276	275,198
American Express Credit Account Master Trust
Series 2013-1, Class A
0.62%, 02/16/21[b]	5,000	5,000,163
American Express Credit Account Secured Note
Series 2012-4, Class A
0.44%, 05/15/20[b]	14,500	14,448,145
American Homes 4 Rent
Series 2014-SFR1, Class A
1.25%, 06/17/31[a,b]	449	439,270
AmeriCredit Automobile Receivables Trust
Series 2012-3, Class D
3.03%, 07/09/18 (Call 10/08/16)	1,700	1,725,761
Series 2013-1, Class D
2.09%, 02/08/19 (Call 04/08/17)	2,500	2,509,099
Apidos CDO V
0.55%, 04/15/21[a,b]	1,085	1,072,471
ARI Fleet Lease Trust
Series 2012-B, Class A
0.50%, 01/15/21 (Call 03/15/16)[a,b]	1,296	1,292,708
Series 2014-A, Class A2
0.81%, 11/15/22 (Call 06/15/17)[a]	580	579,725
Avalon IV Capital Ltd.
Series 2012-1AR, Class AR
1.46%, 04/17/23[a,b]	1,253	1,249,914

Security	Principal (000s)	Value
BA Credit Card Trust
Series 2014-A3, Class A
0.49%, 01/15/20[b]	$2,000	$1,995,658
BlueMountain CLO Ltd.
Series 2012-1A, Class A
1.61%, 07/20/23[a,b]	15,000	14,921,355
Cabela’s Credit Card Master Note Trust
Series 2014-2, Class A
0.65%, 07/15/22[b]	3,500	3,463,748
Capital One Multi-Asset Execution Trust
Series 2007-A1, Class A1
0.25%, 11/15/19[b]	10,250	10,215,149
Series 2007-A5, Class A5
0.24%, 07/15/20[b]	6,860	6,805,115
CarMax Auto Owner Trust
Series 2015-4, Class A2B
0.80%, 04/15/19	10,000	9,947,108
Chase Issuance Trust
Series 2007-A5, Class A5
0.24%, 03/15/19[b]	5,120	5,101,824
Series 2012-A02, Class A2
0.47%, 05/15/19[b]	9,480	9,471,009
Series 2012-A10, Class A10
0.46%, 12/16/19[b]	3,994	3,980,301
Series 2013-A9, Class A
0.62%, 11/16/20[b]	2,000	1,997,817
Chesapeake Funding LLC
Series 2012-1A, Class B
1.79%, 11/07/23[a,b]	1,635	1,636,438
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class A4
1.27%, 03/15/19 (Call 09/15/17)[a]	1,460	1,460,199
Series 2014-BA, Class A3
1.27%, 05/15/19 (Call 05/15/18)[a]	9,300	9,302,958
CIFC Funding Ltd.
Series 2012-2A, Class A1R
1.68%, 12/05/24[a,b]	1,500	1,490,833
Citibank Credit Card Issuance Trust
Series 2013-A4, Class A4
0.62%, 07/24/20[b]	2,000	1,997,654

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CNH Wholesale Master Note Trust
Series 2013-2A, Class B
1.10%, 08/15/19[a,b]	$300	$299,773
COA Caerus CLO Ltd.
Series 2007-6A, Class A1
0.96%, 12/13/19 (Call 01/11/16)[a,b]	1,158	1,150,112
Cornerstone CLO Ltd.
Series 2007-1A, Class A1S
0.54%, 07/15/21 (Call 01/15/16)[a,b]	178	175,622
Credit Acceptance Auto Loan Trust
2.00%, 07/15/22[a]	2,315	2,306,147
Series 2013-2A, Class A
1.50%, 04/15/21[a]	1,000	999,063
Discover Card Execution Note Trust
Series 2013-A6, Class A6
0.65%, 04/15/21[b]	3,370	3,365,024
Series 2015-A1, Class A1
0.55%, 08/17/20[b]	11,100	11,064,079
Discover Card Master Trust
Series 2012-A4, Class A
0.56%, 11/15/19[b]	10,470	10,465,437
Drive Auto Receivables Trust
Series 2015-BA, Class A2B
0.80%, 12/15/17[a,b]	3,340	3,336,811
Series 2015-DA, Class A2B
1.07%, 06/15/18[a,b]	8,000	8,000,471
Dryden XXII Senior Loan Fund
Series 2011-22A, Class A1R
1.49%, 01/15/22[a,b]	1,353	1,349,551
Dryden XXV Senior Loan Fund
Series 2012-25A, Class A
1.70%, 01/15/25[a,b]	9,000	8,944,105
DT Auto Owner Trust
Series 2014-1A, Class B
1.43%, 03/15/18 (Call 07/15/17)[a]	760	759,558
Flatiron CLO Ltd.
Series 2011-1A, Class A
1.87%, 01/15/23[a,b]	10,000	10,008,737
Ford Credit Auto Owner Trust
Series 2012-B, Class D
2.93%, 10/15/18 (Call 08/15/16)	1,790	1,815,306
Series 2014-B, Class A3
0.90%, 10/15/18 (Call 02/15/18)	6,943	6,942,401

Security	Principal (000s)	Value
Ford Credit Floorplan Master Owner Trust A
Series 2012-2, Class D
3.50%, 01/15/19	$1,885	$1,926,250
Series 2013-1, Class A1
0.85%, 01/15/18	3,970	3,971,577
Series 2013-5, Class A1
1.50%, 09/15/18	11,785	11,833,248
Series 2014-1, Class A1
1.20%, 02/15/19	17,375	17,365,074
Series 2014-1, Class A2
0.60%, 02/15/19[b]	6,110	6,103,290
Series 2014-4, Class A2
0.55%, 08/15/19[b]	3,000	2,989,160
Series 2015-1, Class A2
0.60%, 01/15/20[b]	5,940	5,903,805
Fraser Sullivan CLO VII Ltd.
Series 2012-7A, Class A1R
1.36%, 04/20/23 (Call 01/20/16)[a,b]	4,838	4,817,986
GoldenTree Loan Opportunities VII Ltd.
Series 2013-7A, Class A
1.47%, 04/25/25[a,b]	10,000	9,783,000
Honda Auto Receivables Owner Trust
Series 2014-2, Class A3
0.77%, 03/19/18 (Call 07/18/17)	5,700	5,692,601
Hyundai Auto Receivables Trust
Series 2015-C, Class A2B
0.57%, 11/15/18[b]	16,000	15,997,949
ING IM CLO Ltd.
Series 2012-1RA, Class A1R
1.54%, 03/14/22[a,b]	4,170	4,157,625
Invitation Homes Trust
Series 2013-SFR1, Class A
1.40%, 12/17/30[a,b]	1,966	1,935,643
Series 2014-SFR3, Class A
1.40%, 12/17/31	3,000	2,941,593
Series 2015-SFR3, Class A
1.50%, 08/17/32[a,b]	7,355	7,207,585
John Deere Capital Corp.
Series 2015-B, Class A2
0.98%, 06/15/18	15,000	14,990,158
Katonah Ltd. Series 2007-10A, Class A2B
0.57%, 04/17/20[a,b]	621	620,345

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
LCM X LP Series 10AR, Class AR
1.58%, 04/15/22[a,b]	$1,767	$1,762,630
LCM XII LP Series 12A, Class AR
1.55%, 10/19/22[a,b]	5,000	4,977,488
Mercedes Benz Auto Receivables Trust Series 2015-1, Class A2A
0.82%, 06/15/18	2,000	1,997,447
Navient Private Education Loan Trust
Series 2014-AA, Class A1
0.68%, 05/16/22[a,b]	438	437,423
Series 2014-CT, Class A
0.90%, 09/16/24[a,b]	4,636	4,584,340
Navient Student Loan Trust Series 2015-2, Class A2
0.62%, 08/27/29[b]	4,465	4,398,990
Nissan Master Owner Trust Receivables Series 2013-A, Class A
0.50%, 02/15/18[b]	10,000	9,996,129
OneMain Financial Issuance Trust Series 2014-2A, Class A
2.47%, 09/18/24[a]	3,510	3,513,292
Palmer Square CLO Ltd. Series 2014-1A, Class A1
1.59%, 10/17/22 (Call 01/17/16)[a,b]	2,486	2,481,381
PFS Financing Corp.
Series 2014-AA, Class A
0.80%, 02/15/19[a,b]	1,000	995,238
Series 2014-AA, Class B
1.15%, 02/15/19[a,b]	1,100	1,095,952
Series 2014-BA, Class A
0.80%, 10/15/19[a,b]	1,915	1,893,045
Regatta Funding Ltd. Series 2007-1A, Class A1L
0.59%, 06/15/20 (Call 12/15/15)[a,b]	199	197,891
Santander Drive Auto Receivables Trust
Series 2012-1, Class D
4.56%, 11/15/17 (Call 06/15/16)	6,480	6,578,874
Series 2012-2, Class D
3.87%, 02/15/18 (Call 08/15/16)	2,000	2,032,003

Security	Principal (000s)	Value
Series 2012-2A, Class E
5.95%, 04/15/19 (Call 08/15/16)[a]	$3,695	$3,809,569
Series 2012-AA, Class C
1.78%, 11/15/18 (Call 03/15/17)[a]	1,545	1,548,606
Series 2012-AA, Class D
2.46%, 12/17/18 (Call 03/15/17)[a]	2,500	2,523,573
Series 2013-1, Class C
1.76%, 01/15/19	2,250	2,256,404
Series 2013-2, Class B
1.33%, 03/15/18 (Call 07/15/17)	1,749	1,750,100
Series 2013-5, Class B
1.55%, 10/15/18 (Call 10/15/17)	775	775,910
Series 2014-1, Class D
2.91%, 04/15/20 (Call 09/15/17)	2,345	2,362,009
Series 2014-3, Class B
1.45%, 05/15/19 (Call 11/15/17)	785	785,132
Series 2014-S1, Class R
1.42%, 08/16/18[a]	102	102,441
Silver Bay Realty Trust Series 2014-1, Class A
1.20%, 09/17/31	993	968,085
SLM Private Credit Student Loan Trust
Series 2004-A, Class A2
0.54%, 03/16/20[b]	113	113,416
Series 2004-B, Class A2
0.54%, 06/15/21[b]	1,690	1,681,833
Series 2005-A, Class A3
0.54%, 06/15/23[b]	2,514	2,417,175
Series 2006-A, Class A4
0.53%, 12/15/23[b]	814	801,884
SLM Private Education Loan Trust
Series 2011-C, Class A1
1.60%, 12/15/23[a,b]	2,234	2,235,055
Series 2011-C, Class A2A
3.45%, 10/17/44[a,b]	2,000	2,118,799
Series 2012-A, Class A1
1.60%, 08/15/25[a,b]	575	576,238
Series 2012-B, Class A1
1.30%, 12/15/21[a,b]	20	19,811
Series 2012-B, Class A2
3.48%, 10/15/30[a]	1,250	1,279,667
Series 2012-C, Class A1
1.30%, 08/15/23[a,b]	952	951,845

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Series 2012-E, Class A1
0.95%, 10/16/23[a,b]	$759	$758,361
Series 2012-E, Class A2B
1.95%, 06/15/45[a,b]	5,250	5,354,479
Series 2013-A, Class A1
0.80%, 08/15/22[a,b]	2,176	2,169,304
Series 2013-A, Class A2B
1.25%, 05/17/27[a,b]	265	263,123
Series 2013-B, Class A1
0.85%, 07/15/22[a,b]	1,234	1,231,710
Series 2013-C, Class A1
1.05%, 02/15/22[a,b]	1,092	1,091,755
Series 2013-C, Class A2B
1.60%, 10/15/31[a,b]	1,750	1,760,889
Series 2014-A, Class A1
0.80%, 07/15/22[a,b]	7,531	7,503,422
Series 2015-B, Class A1
0.90%, 02/15/23[a,b]	3,432	3,426,284
SLM Student Loan Trust
Series 2006-4, Class A5
0.42%, 10/27/25[b]	1,614	1,599,223
Series 2011-2, Class A1
0.80%, 11/25/27[b]	1,184	1,169,328
SMB Private Education Loan Trust
Series 2014-A, Class A1
0.70%, 09/15/21[a,b]	1,873	1,867,100
Series 2015-A, Class A1
0.80%, 07/17/23[a,b]	4,754	4,721,556
Series 2015-C, Class A1
1.09%, 07/15/22	7,500	7,495,350
SoFi Professional Loan Program LLC
1.40%, 03/25/33[a,b]	2,300	2,284,414
Series 2014-A, Class A1
1.80%, 06/25/25[a,b]	1,307	1,311,296
Series 2014-B, Class A1
1.45%, 08/25/32[a,b]	794	790,017
SWAY Residential Trust Series 2014-1, Class A
1.50%, 01/17/32[a,b]	6,503	6,371,571
Synchrony Credit Card Master Note Trust Series 2012-3, Class A
0.65%, 03/15/20[b]	9,295	9,281,091

Security	Principal (000s)	Value
Voya CLO Ltd. Series 2013-1A, Class A1
1.46%, 04/15/24[a,b]	$1,900	$1,869,354
Wheels SPV 2 LLC Series 2014-1A, Class A2
0.84%, 03/20/23[a]	383	382,230
World Financial Network Credit Card Master Trust Series 2015-A, Class A
0.68%, 02/15/22[b]	15,405	15,349,611

TOTAL ASSET-BACKED SECURITIES
(Cost: $474,547,663)		472,894,315

COLLATERALIZED MORTGAGE OBLIGATIONS — 9.84%
MORTGAGE-BACKED SECURITIES — 9.84%
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class A
1.25%, 09/15/26[a,b]	525	523,688
Series 2014-FL1, Class A
1.60%, 12/15/31[a,b]	2,670	2,669,122
Banc of America Commercial Mortgage Trust
Series 2006-2, Class A4
5.76%, 05/10/45[b]	1,430	1,441,916
Series 2007-4, Class A1A
5.77%, 02/10/51[b]	1,888	1,990,875
Series 2007-5, Class A4
5.49%, 02/10/51	2,946	3,073,951
Banc of America Merrill Lynch Commercial Mortgage Inc. Series 2005-6, Class B
5.15%, 09/10/47[b]	1,580	1,579,124
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW12, Class A4
5.71%, 09/11/38[b]	1,144	1,156,392
Series 2006-PW14, Class A1A
5.19%, 12/11/38	191	197,012
Series 2006-T22, Class AJ
5.62%, 04/12/38[b]	4,055	4,113,189

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Series 2007-PW15, Class A1A
5.32%, 02/11/44	$218	$226,508
Series 2007-PW15, Class A4
5.33%, 02/11/44	794	822,726
Series 2007-PW17, Class A4
5.69%, 06/11/50[b]	7,768	8,166,768
Series 2007-PW18, Class A4
5.70%, 06/11/50	1,300	1,367,142
Brunel Residential Mortgage Securitisation PLC Series 2007-1A, Class A4C
0.52%, 01/13/39 (Call 01/13/16)[a,b]	1,166	1,148,378
Carefree Portfolio Trust Series 2014-CARE, Class A
1.52%, 11/15/19[a,b]	4,500	4,492,962
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class A
1.60%, 12/15/27[a,b]	7,350	7,313,180
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A4
5.43%, 10/15/49	1,987	2,036,024
Series 2014-388G, Class A
0.95%, 06/15/33[a,b]	2,125	2,108,974
COMM Mortgage Trust
Series 2006-C7, Class A4
5.76%, 06/10/46[b]	1,231	1,243,009
Series 2006-C8, Class AM
5.35%, 12/10/46	5,000	5,156,466
Series 2014-FL5, Class A
1.57%, 10/15/31[a,b]	1,375	1,369,840
Series 2014-PAT, Class A
1.00%, 08/13/27[a,b]	1,420	1,409,321
Credit Suisse Commercial Mortgage Trust
Series 2006-C1, Class AJ
5.47%, 02/15/39[b]	791	794,529
Series 2006-C3, Class AM
5.82%, 06/15/38[b]	2,500	2,552,182
Series 2006-C5, Class A3
5.31%, 12/15/39	475	483,580
DBRR Trust
Series 2013-EZ2, Class A
0.85%, 02/25/45[a,b]	4	3,771

Security	Principal (000s)	Value
Series 2013-EZ3, Class A
1.64%, 12/18/49[a,b]	$917	$917,324
FCT Marsollier Mortgages Series 2009-1, Class A
0.46%, 09/27/50[b,c]	202	223,497
GMAC Commercial Mortgage Securities Inc. Trust Series 2006-C1, Class A1A
5.23%, 11/10/45[b]	1,272	1,272,016
Granite Master Issuer PLC
Series 2005-1, Class A4
0.39%, 12/20/54[b]	244	242,874
Series 2006-1A, Class A5
0.33%, 12/20/54[a,b]	3,676	3,656,283
Series 2006-2, Class A4
0.27%, 12/20/54[b]	1,211	1,204,827
Series 2006-3, Class A3
0.27%, 12/20/54[b]	1,027	1,021,676
Series 2006-3, Class A4
0.27%, 12/20/54[b]	1,829	1,819,403
Series 2007-1, Class 2A1
0.33%, 12/20/54[b]	1,525	1,516,992
Series 2007-2, Class 2A1
0.28%, 12/17/54[b]	332	330,262
Series 2007-2, Class 3A1
0.38%, 12/17/54[b]	451	448,507
Series 2007-2, Class 4A1
0.29%, 12/17/54[b]	84	83,454
Granite Mortgages PLC Series 2004-1, Class 2A1
0.67%, 03/20/44[b]	740	733,668
GS Mortgage Securities Trust Series 2006-GG8, Class AM
5.59%, 11/10/39 (Call 10/06/16)	1,000	1,029,860
Hilton USA Trust Series 2013-HLT, Class EFX
2.66%, 11/05/30	12,667	12,680,627
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AM
5.49%, 12/12/44[b]	1,000	1,002,783
Series 2006-LDP7, Class A4
5.91%, 04/15/45[b]	2,990	3,025,345

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Series 2006-LDP9, Class A3
5.34%, 05/15/47	$2,386	$2,455,926
Series 2007-CB18, Class A1A
5.43%, 06/12/47[b]	245	254,171
Series 2007-CB18, Class A4
5.44%, 06/12/47	1,878	1,920,482
Series 2007-CB20, Class A4
5.79%, 02/12/51[b]	1,700	1,797,413
Series 2007-LDPX, Class A3
5.42%, 01/15/49	12,528	12,947,068
Series 2013-WT, Class A
2.80%, 02/16/25[a]	3,999	4,062,748
Series 2014-FL6, Class A
1.60%, 11/15/31[a,b]	2,295	2,285,597
Series 2015-CSMO, Class A
1.45%, 01/15/32[a,b]	4,000	3,977,421
LB Commercial Mortgage Trust Series 2007-C3, Class A1A
5.85%, 07/15/44[b]	3,745	3,963,135
LB-UBS Commercial Mortgage Trust
Series 2006-C3, Class A1A
5.64%, 03/15/39[b]	1,216	1,222,861
Series 2006-C4, Class AM
5.84%, 06/15/38[b]	1,250	1,281,100
Series 2006-C7, Class A3
5.35%, 11/15/38	525	538,450
Series 2007-C2, Class A1A
5.39%, 02/15/40	2,494	2,611,124
Series 2007-C2, Class A3
5.43%, 02/15/40	1,965	2,036,034
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM
5.78%, 08/12/43[b]	4,400	4,509,629
ML-CFC Commercial Mortgage Trust
Series 2006-1, Class AM
5.51%, 02/12/39[b]	6,043	6,091,412
Series 2006-3, Class A4
5.41%, 07/12/46[b]	2,522	2,572,372
Series 2006-4, Class AM
5.20%, 12/12/49	2,050	2,119,718
Series 2007-9, Class A4
5.70%, 09/12/49	1,421	1,486,011

Security	Principal (000s)	Value
Morgan Stanley Capital I Trust
Series 2006-HQ9, Class A4FL
0.34%, 07/12/44[b]	$2,957	$2,947,981
Series 2006-IQ12, Class A1A
5.32%, 12/15/43	376	388,233
Series 2006-T23, Class A4
5.84%, 08/12/41[b]	2,606	2,650,084
Series 2007-HQ11, Class A4FL
0.33%, 02/12/44[b]	3,960	3,929,580
Series 2007-IQ13, Class A1A
5.31%, 03/15/44	5,315	5,502,905
Series 2007-IQ15, Class A4
5.92%, 06/11/49[b]	1,457	1,528,028
Series 2007-T25, Class A3
5.51%, 11/12/49[b]	482	496,480
Series 2007-T27, Class A4
5.65%, 06/11/42[b]	2,615	2,760,459
PUMA Global Trust No. 5 Series G5, Class A1
0.47%, 02/21/38[a,b]	467	466,126
Wachovia Bank Commercial Mortgage Trust
Series 2006-C24, Class A3
5.56%, 03/15/45[b]	102	102,481
Series 2006-C29, Class A1A
5.30%, 11/15/48	215	221,851
Series 2007-C32, Class AMFL
0.42%, 06/15/49[a,b]	8,000	7,572,413

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $176,680,717)		175,349,320

CORPORATE BONDS & NOTES — 52.45%
ADVERTISING — 0.15%
Omnicom Group Inc.
5.90%, 04/15/16	2,649	2,705,686

		2,705,686
AEROSPACE & DEFENSE — 0.15%
Exelis Inc.
4.25%, 10/01/16	2,260	2,315,377
L-3 Communications Corp.
3.95%, 11/15/16	403	411,171

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
AGRICULTURE — 1.47%
BAT International Finance PLC
0.85%, 06/15/18[a,b]	$2,000	$1,998,340
Philip Morris International Inc.
2.50%, 05/16/16[d]	10,000	10,103,450
Reynolds American Inc.
3.50%, 08/04/16[a,d]	13,800	14,016,260

		26,118,050
AIRLINES — 0.62%
Continental Airlines Inc. 2009-1 Pass Through Trust
9.00%, 01/08/18	2,684	2,806,980
Delta Air Lines 2010-2 Pass Through Trust Class B
6.75%, 05/23/17	5,000	5,012,500
Delta Air Lines Inc. 2010-1 Pass Through Trust Series 101B
6.38%, 07/02/17[a]	1,500	1,511,250
UAL 2009-1 Pass Through Trust
10.40%, 05/01/18[d]	125	132,930
UAL 2009-2 Pass Through Trust Class A
9.75%, 07/15/18	1,518	1,620,810

		11,084,470
AUTO MANUFACTURERS — 1.02%
Daimler Finance North America LLC
0.64%, 08/01/17[a,b]	1,700	1,684,784
1.01%, 08/03/17[a,b]	6,450	6,422,188
2.63%, 09/15/16[a]	2,250	2,275,184
3.00%, 03/28/16[a]	2,750	2,773,471
Ford Motor Credit Co. LLC
0.96%, 03/27/17[b]	1,600	1,588,069
Nissan Motor Acceptance Corp.
0.88%, 03/03/17[a,b,d]	250	249,572
1.00%, 03/15/16[a]	2,400	2,403,595
1.03%, 09/26/16[a,b]	750	750,494

		18,147,357
AUTO PARTS & EQUIPMENT — 0.03%
Johnson Controls Inc.
5.50%, 01/15/16[d]	500	504,248

		504,248

Security	Principal (000s)	Value
BANKS — 20.70%
Abbey National Treasury Services PLC/United Kingdom
4.00%, 04/27/16	$6,000	$6,096,060
ABN AMRO Bank NV
1.12%, 10/28/16[a,b]	635	636,829
1.38%, 01/22/16[a]	250	250,198
Bank of America Corp.
0.94%, 08/25/17[b]	1,250	1,247,241
1.14%, 03/22/16[b,d]	2,750	2,754,661
1.35%, 11/21/16	1,300	1,301,138
1.39%, 03/22/18[b]	6,750	6,790,770
3.63%, 03/17/16[d]	5,250	5,307,293
5.63%, 10/14/16	910	949,212
Series 1
3.75%, 07/12/16	11,000	11,211,838
Bank of Montreal
0.93%, 07/31/18[b]	6,450	6,439,557
Banque Federative du Credit Mutuel SA
1.17%, 01/20/17[a,b]	1,000	1,004,747
Barclays Bank PLC
0.90%, 02/17/17[b]	3,150	3,148,671
BB&T Corp.
1.20%, 06/15/18 (Call 05/15/18)[b]	15,275	15,360,616
3.95%, 04/29/16	1,000	1,015,865
BNP Paribas SA
0.93%, 12/12/16[b]	750	751,175
3.60%, 02/23/16	3,500	3,530,520
BPCE SA
0.96%, 06/17/17[b]	700	699,469
1.16%, 02/10/17[b,d]	1,900	1,905,694
Capital One Financial Corp.
1.00%, 11/06/15	2,220	2,220,029
3.15%, 07/15/16	26,150	26,522,271
Capital One N.A./Mclean VA
0.98%, 02/05/18 (Call 01/05/18)[b]	500	497,780
Citigroup Inc.
0.87%, 03/10/17[b]	1,750	1,745,629
1.28%, 07/25/16[b]	975	977,384
1.30%, 04/01/16	3,500	3,501,844
Credit Suisse/New York NY
1.00%, 04/27/18[b]	5,035	5,012,307

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
1.01%, 01/29/18[b,d]	$1,250	$1,248,115
Deutsche Bank AG/London
0.80%, 05/30/17[b]	1,000	995,098
0.99%, 02/13/18[b]	3,000	2,985,156
3.25%, 01/11/16	5,959	5,989,307
Fifth Third Bancorp
0.77%, 12/20/16[b]	750	745,963
3.63%, 01/25/16	5,000	5,033,355
Fifth Third Bank/Cincinnati OH
1.15%, 11/18/16 (Call 10/18/16)	3,500	3,506,065
Goldman Sachs Group Inc. (The)
0.77%, 03/22/16[b]	4,665	4,665,079
0.96%, 06/04/17[b,d]	5,000	4,993,125
1.52%, 04/30/18[b]	2,000	2,018,374
1.60%, 11/23/15	1,700	1,701,165
3.63%, 02/07/16[d]	8,500	8,565,849
5.35%, 01/15/16	3,400	3,433,177
5.63%, 01/15/17	2,000	2,095,738
5.75%, 10/01/16	4,000	4,173,404
HSBC Bank PLC
0.96%, 05/15/18[a,b]	5,000	4,988,690
HSBC USA Inc.
0.78%, 03/03/17[b]	3,000	2,993,880
1.08%, 08/07/18[b]	3,250	3,244,709
Huntington National Bank (The)
0.74%, 04/24/17 (Call 03/25/17)[b]	1,405	1,396,212
ING Bank NV
0.89%, 03/16/18[a,b]	4,250	4,234,823
1.28%, 03/07/16[a,b]	800	801,465
2.50%, 01/14/16[a]	11,020	11,063,419
4.00%, 03/15/16[a]	1,250	1,265,775
Intesa Sanpaolo SpA
3.13%, 01/15/16	8,253	8,288,158
Intesa Sanpaolo SpA/New York NY
1.70%, 04/11/16[b]	1,500	1,501,743
JPMorgan Chase & Co.
0.84%, 02/15/17[b]	4,952	4,949,940
0.87%, 04/25/18[b]	3,000	2,985,435
0.95%, 02/26/16[b]	1,575	1,576,430
3.15%, 07/05/16	15,960	16,164,033
3.45%, 03/01/16	3,800	3,835,515
KeyBank N.A./Cleveland OH
1.10%, 11/25/16 (Call 10/25/16)	7,250	7,259,128
5.45%, 03/03/16	5,000	5,073,435

Security	Principal (000s)	Value
Morgan Stanley
1.06%, 01/05/18[b]	$1,600	$1,600,206
1.58%, 02/25/16[b]	1,750	1,754,645
1.60%, 04/25/18[b]	6,282	6,365,613
1.75%, 02/25/16[d]	4,000	4,014,208
3.80%, 04/29/16	4,960	5,035,293
5.45%, 01/09/17	5,000	5,237,470
MUFG Union Bank N.A.
1.08%, 09/26/16[b,d]	1,000	1,001,756
National Bank of Canada
2.20%, 10/19/16[a]	10,500	10,627,774
Nordea Bank AB
1.17%, 09/17/18[a,b]	10,000	10,045,210
Nordea Eiendomskreditt AS
2.13%, 09/22/17[a]	1,000	1,010,621
Royal Bank of Canada
0.86%, 07/30/18[b]	6,000	5,993,028
1.13%, 07/22/16	9,000	9,017,766
Royal Bank of Scotland Group PLC
1.27%, 03/31/17[b]	1,150	1,149,501
SpareBank 1 Boligkreditt AS
2.63%, 05/27/16[a]	1,250	1,262,711
Standard Chartered PLC
3.20%, 05/12/16[a]	4,171	4,219,067
Sumitomo Mitsui Trust Bank Ltd.
1.11%, 09/16/16[a,b]	500	501,334
Swedbank Hypotek AB
2.13%, 08/31/16[a]	11,000	11,106,249
Toronto-Dominion Bank (The)
0.86%, 07/23/18[b]	7,000	6,991,901
1.63%, 09/14/16[a]	12,000	12,086,820
UBS AG/Stamford CT
1.03%, 03/26/18[b]	6,450	6,441,841
Wachovia Corp.
0.69%, 10/15/16[b]	3,250	3,243,715
5.63%, 10/15/16	3,000	3,134,145
Wells Fargo & Co.
0.95%, 04/23/18[b]	4,000	4,017,172
2.63%, 12/15/16	8,000	8,149,752

		368,658,356
BEVERAGES — 0.48%
PepsiCo Inc.
0.67%, 10/13/17[b]	8,500	8,506,417

		8,506,417

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
BIOTECHNOLOGY — 0.44%
Amgen Inc.
2.30%, 06/15/16	$7,750	$7,820,936

		7,820,936
CHEMICALS — 0.27%
Eastman Chemical Co.
3.00%, 12/15/15[d]	4,800	4,812,648

		4,812,648
COMMERCIAL SERVICES — 0.12%
ERAC USA Finance LLC
1.40%, 04/15/16[a]	1,660	1,661,826
5.90%, 11/15/15[a]	400	400,637

		2,062,463
COMPUTERS — 0.92%
Hewlett Packard Enterprise Co.
2.25%, 10/05/18[a,b]	16,340	16,385,817

		16,385,817
DIVERSIFIED FINANCIAL SERVICES — 5.10%
Air Lease Corp.
4.50%, 01/15/16[d]	6,595	6,628,832
American Express Credit Corp.
1.30%, 07/29/16[d]	12,000	12,049,440
Caisse Centrale Desjardins
0.69%, 09/12/17[a,b]	3,800	3,780,726
Credit Suisse USA Inc.
5.85%, 08/16/16[d]	5,000	5,193,750
Ford Motor Credit Co. LLC
0.90%, 12/06/17[b]	1,000	987,028
1.56%, 05/09/16[b]	1,500	1,504,212
1.70%, 05/09/16	750	751,721
2.50%, 01/15/16[d]	3,500	3,511,197
3.98%, 06/15/16	15,570	15,810,214
4.21%, 04/15/16[d]	8,750	8,868,213
8.00%, 12/15/16	2,000	2,139,650
General Electric Capital Corp.
2.95%, 05/09/16	5,000	5,061,595
General Motors Financial Co. Inc.
2.75%, 05/15/16[d]	20,328	20,461,067
HSBC Finance Corp.
0.75%, 06/01/16[b]	4,025	4,017,956

		90,765,601

Security	Principal (000s)	Value
ELECTRIC — 1.41%
Duke Energy Corp.
2.15%, 11/15/16	$715	$722,337
Duke Energy Florida LLC
0.65%, 11/15/15	370	370,004
Duke Energy Indiana Inc.
6.05%, 06/15/16	7,300	7,535,330
Jersey Central Power & Light Co.
5.63%, 05/01/16	7,339	7,474,008
LG&E and KU Energy LLC
2.13%, 11/15/15	1,233	1,233,410
Nevada Power Co. Series M
5.95%, 03/15/16	1,091	1,111,932
Ohio Power Co.
6.00%, 06/01/16	835	858,844
Progress Energy Inc.
5.63%, 01/15/16	3,725	3,758,994
Southern Co. (The)
1.95%, 09/01/16	2,105	2,120,276

		25,185,135
ELECTRONICS — 0.57%
Thermo Fisher Scientific Inc.
2.25%, 08/15/16	5,250	5,290,940
3.20%, 03/01/16	4,864	4,899,390

		10,190,330
FOOD — 0.23%
Mondelez International Inc.
4.13%, 02/09/16	4,000	4,034,372

		4,034,372
HEALTH CARE — PRODUCTS — 0.60%
Life Technologies Corp.
3.50%, 01/15/16	7,310	7,347,880
Medtronic Inc.
2.63%, 03/15/16	1,158	1,166,540
Zimmer Biomet Holdings Inc.
1.45%, 04/01/17	2,250	2,244,920

		10,759,340
HEALTH CARE — SERVICES — 1.57%
UnitedHealth Group Inc.
0.77%, 01/17/17[b]	12,000	12,013,356
Ventas Realty LP
1.55%, 09/26/16	15,900	15,968,863

		27,982,219

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
HOLDING COMPANIES — DIVERSIFIED — 0.11%
MUFG Americas Holdings Corp.
0.88%, 02/09/18 (Call 01/09/18)[b]	$2,000	$2,002,214

		2,002,214
INSURANCE — 3.85%
Allied World Assurance Co. Holdings Ltd.
7.50%, 08/01/16	4,000	4,181,644
American International Group Inc.
5.60%, 10/18/16	5,140	5,363,179
Aon Corp.
3.13%, 05/27/16	15,830	16,026,941
Liberty Mutual Group Inc.
6.70%, 08/15/16[a]	13,445	14,018,779
MetLife Inc.
6.75%, 06/01/16	12,451	12,886,760
Pricoa Global Funding I
1.15%, 11/25/16[a]	6,180	6,186,495
Prudential Financial Inc.
3.00%, 05/12/16	9,715	9,824,877

		68,488,675
LEISURE TIME — 0.71%
Carnival Corp.
1.20%, 02/05/16	12,650	12,664,105

		12,664,105
LODGING — 0.05%
Marriott International Inc./MD
6.20%, 06/15/16	945	974,274

MANUFACTURING — 0.21%
Pentair Finance SA
1.35%, 12/01/15	3,800	3,800,315

		3,800,315
MEDIA — 1.18%
Comcast Corp.
4.95%, 06/15/16	7,722	7,925,668
Cox Communications Inc.
5.88%, 12/01/16[a]	1,850	1,934,210
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
2.40%, 03/15/17[d]	11,000	11,143,704

		21,003,582

Security	Principal (000s)	Value
OIL & GAS — 0.14%
Anadarko Petroleum Corp.
5.95%, 09/15/16	$1,300	$1,347,823
Marathon Oil Corp.
0.90%, 11/01/15	1,200	1,200,000

		2,547,823
PHARMACEUTICALS — 3.00%
AbbVie Inc.
1.20%, 11/06/15	8,350	8,350,334
Actavis Funding SCS
1.20%, 09/01/16[b]	4,000	3,995,264
1.42%, 03/12/18[b,d]	2,000	1,988,326
Allergan Inc./U.S.
5.75%, 04/01/16[d]	9,630	9,814,193
Express Scripts Holding Co.
3.13%, 05/15/16	7,750	7,840,660
McKesson Corp.
0.95%, 12/04/15	600	599,946
Mylan Inc.
1.80%, 06/24/16	13,300	13,291,222
Perrigo Co. PLC
1.30%, 11/08/16	1,220	1,206,751
Zoetis Inc.
1.15%, 02/01/16	6,400	6,401,875

		53,488,571
PIPELINES — 0.25%
Kinder Morgan Finance Co. LLC
5.70%, 01/05/16[d]	4,500	4,533,610

		4,533,610
REAL ESTATE INVESTMENT TRUSTS — 1.45%
DDR Corp.
9.63%, 03/15/16[d]	1,500	1,544,929
ERP Operating LP
5.13%, 03/15/16[d]	3,400	3,453,479
5.38%, 08/01/16	11,759	12,124,023
HCP Inc.
3.75%, 02/01/16[d]	6,129	6,165,535
Welltower Inc.
6.20%, 06/01/16	2,500	2,566,595

		25,854,561
RETAIL — 1.27%
AutoZone Inc.
5.50%, 11/15/15	500	500,752
6.95%, 06/15/16	4,000	4,142,948

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CVS Health Corp.
6.13%, 08/15/16	$17,013	$17,688,944
Macy’s Retail Holdings Inc.
5.90%, 12/01/16	230	241,768

		22,574,412
SAVINGS & LOANS — 0.19%
Santander Holdings USA Inc.
4.63%, 04/19/16	3,319	3,374,059

		3,374,059
TELECOMMUNICATIONS — 2.32%
AT&T Inc.
2.40%, 08/15/16	6,000	6,068,226
2.95%, 05/15/16[d]	6,250	6,314,137
Orange SA
2.75%, 09/14/16	2,000	2,030,342
Verizon Communications Inc.
0.73%, 06/09/17[b]	3,500	3,489,668
1.87%, 09/15/16[b]	3,250	3,280,374
2.00%, 11/01/16	6,850	6,914,445
2.09%, 09/14/18[b]	4,500	4,622,796
2.50%, 09/15/16	8,000	8,109,360
Vodafone Group PLC
0.72%, 02/19/16[b,d]	500	499,768

		41,329,116
TRANSPORTATION — 0.20%
Kansas City Southern de Mexico SA de CV
1.02%, 10/28/16[b]	1,000	990,557
Ryder System Inc.
3.60%, 03/01/16	784	790,037
Union Pacific Corp.
7.00%, 02/01/16	1,700	1,726,352

		3,506,946
TRUCKING & LEASING — 1.67%
GATX Corp.
3.50%, 07/15/16	8,007	8,115,439
Penske Truck Leasing Co. LP/PTL Finance Corp.
2.50%, 03/15/16[a]	21,578	21,685,739

		29,801,178

TOTAL CORPORATE BONDS & NOTES
(Cost: $935,061,871)		934,393,434

Security	Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS[e] — 0.99%
ITALY — 0.06%
Italy Government International Bond
5.25%, 09/20/16	$1,000	$1,034,882
JAPAN — 0.93%
Japan Treasury Discount Bill
0.00%, 12/21/15	2,000,000	16,573,524

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $17,631,159)		17,608,406

MUNICIPAL DEBT OBLIGATIONS — 0.18%
NEW JERSEY — 0.18%
New Jersey Economic Development Authority RB Series Q
1.10%, 06/15/16[d]	3,180	3,177,901

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $3,176,586)		3,177,901

REPURCHASE AGREEMENTS — 4.55%
Barclays Capital Inc., 0.70%, 11/02/15[b] (Purchased on 10/30/15 to be repurchased at $21,001,225 collateralized by various non-agency asset-backed and mortgage-backed securities, 0.34% to 7.52%, due 2/25/21 to 8/25/47, par and fair value of $35,409,694 and $23,995,842, respectively)[f]	21,000	21,000,000
Merrill Lynch, 0.85%, 11/02/15[b] (Purchased on 10/30/15 to be repurchased at $15,001,063, collateralized by a non-agency mortgage backed security, 0.00%, due 03/25/58, par and fair value of $17,789,063 and $17,250,001, respectively)[f]	15,000	15,000,000
Mizuho Securities USA Inc., 1.42%, 11/02/15[b] (Purchased on 10/30/15 to be repurchased at $45,005,332, collateralized by a U.S. government debt obligation, 3.13%, due 05/15/21, par and fair value of $42,109,500 and $45,900,042, respectively)[f]	45,000	45,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost: $81,000,000)		81,000,000

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY BOND ETF

October 31, 2015

Security	Shares (000s)	Value
MONEY MARKET FUNDS — 7.99%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[g,h,i]	47,721	47,721,212
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[g,h,i]	94,640	94,640,405

TOTAL MONEY MARKET FUNDS
(Cost: $142,361,617)		142,361,617

TOTAL INVESTMENTS IN SECURITIES — 102.55%
(Cost: $1,830,459,613)		1,826,784,993

Other Assets, Less Liabilities — (2.55)%		(45,478,678)

NET ASSETS — 100.00%		$1,781,306,315

RB — Revenue Bond

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Variable rate security. Rate shown is as of report date.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	Investments are denominated in U.S. dollars.
[f]	Maturity date represents next reset date.
[g]	Affiliated issuer. See Note 2.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Forward currency contracts as of October 31, 2015 were as follows:

Currency Purchased	Currency Sold	Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD 770,436	EUR 678,000	11/04/2015	BBP	$21,475
USD 16,637,360	JPY 2,000,000,000	12/21/2015	MS	50,318

				71,793

EUR 590,000	USD 669,080	11/04/2015	RBC	$(17,329)
USD 97,099	EUR 88,000	12/03/2015	NTC	(147)

				(17,476)

Net unrealized appreciation				$54,317

Counterparties:

BBP — Barclays Bank PLC Wholesale

MS — Morgan Stanley and Co. International PLC

NTC — Northern Trust Company

RBC — Royal Bank of Canada

Currency abbreviations:

EUR — Euro

JPY — Japanese Yen

USD — United States Dollar

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MUNICIPAL DEBT OBLIGATIONS — 99.02%

ARIZONA — 1.34%
Maricopa County Unified School District No. 60 Higley GOL
3.00%, 07/01/17 (AGM)	$455	$470,716

		470,716
CALIFORNIA — 7.78%
California Housing Finance Agency RB Series A
0.85%, 08/01/16	20	20,002
Lake Elsinore School District RB Series A
2.00%, 06/30/16	1,000	1,007,390
Sacramento Municipal Utility District RB
0.22%, 08/15/41 (Call 08/15/23)[a]	1,400	1,400,000
Southern California Public Power Authority RB Series DB-1048
0.22%, 07/01/31 (Call 07/01/21)	300	300,000

		2,727,392
COLORADO — 0.29%
City & County of Denver CO
3.00%, 12/01/16	100	102,752

		102,752
FLORIDA — 5.52%
Village Community Development District No. 7
3.00%, 05/01/16	555	561,338
3.00%, 05/01/17	600	616,764
Volusia County Educational Facility Authority RB
2.00%, 10/15/16	105	106,484
3.00%, 10/15/17	110	114,580
5.00%, 06/01/17	500	533,850

		1,933,016
GEORGIA — 4.98%
Burke County Development Authority RB
2.20%, 10/01/32	1,700	1,745,560

		1,745,560

Security	Principal (000s)	Value
ILLINOIS — 7.59%
Chicago IIIinois Transit Authority Sales Tax RB
0.46%, 12/01/36 (Call 12/01/21)[a]	$1,500	$1,500,000
City of Chicago IL Wastewater Transmission Revenue RB
5.00%, 01/01/16	500	503,585
Illinois Finance Authority RB
5.00%, 08/15/17	375	398,854
Village of Romeoville IL RB
4.00%, 10/01/16	250	256,867

		2,659,306
INDIANA — 4.59%
City of Whiting IN RB
5.00%, 01/01/16	1,000	1,007,660
Indianapolis Local Public Improvement Bond Bank RB
0.21%, 01/01/17 (AGM)[a]	600	600,000

		1,607,660
KENTUCKY — 1.22%
Hardin County School District Finance Corp. RB
4.00%, 02/01/18	400	427,428

		427,428
MICHIGAN — 7.74%
Lawton Community Schools GO
2.00%, 05/01/17	605	616,525
Macomb Township Building Authority RB
3.00%, 04/01/17	500	515,820
3.00%, 04/01/18	500	524,830
Michigan Strategic Fund RB
5.00%, 03/01/17	1,000	1,057,090

		2,714,265
NEW JERSEY — 26.42%
City of Newark NJ RB
5.00%, 09/01/17	2,000	2,121,120
New Jersey Economic Development Authority RB
Series A
5.00%, 05/01/17	1,240	1,307,568
Series EE
5.00%, 09/01/17	610	658,733

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® SHORT MATURITY MUNICIPAL BOND ETF

October 31, 2015

Security	Principal (000s)	Value
New Jersey Transportation Trust Fund Authority RB
5.00%, 12/15/17	$2,350	$2,513,490
Township of Barnegat NJ GO
1.50%, 03/11/16	2,651	2,659,960

		9,260,871
NEW YORK — 4.00%
Elmira City School District GO
5.00%, 06/15/17	300	321,141
Troy Capital Resource Corp. RB
5.00%, 09/01/18	975	1,080,866

		1,402,007
OHIO — 9.86%
City of Defiance OH GOL
1.00%, 04/01/16	2,100	2,104,011
City of Garfield Heights OH RB
1.50%, 06/22/16	600	602,892
Urbana City School District
5.00%, 12/01/17	690	748,574

		3,455,477
PENNSYLVANIA — 3.25%
Pottsgrove School District
2.00%, 08/15/16	365	369,168
3.00%, 08/15/17	740	770,962

		1,140,130
RHODE ISLAND — 5.17%
Providence Redevelopment Agency RB Series A
3.00%, 04/01/17	1,210	1,242,984
Town of Coventry RI GO
4.00%, 03/15/17	545	570,005

		1,812,989
TEXAS — 4.01%
Metropolitan Transit Authority of Harris County RB
0.22%, 11/01/41 (Call 11/01/21)[a]	1,300	1,300,000
Southmost Regional Water Authority
5.00%, 09/01/16	100	103,689

		1,403,689

Security	Principal or Shares (000s)	Value
UTAH — 4.28%
Utah Transit Authority RB
0.22%, 06/15/36 (Call 06/15/18)[a]	$1,500	$1,500,000

		1,500,000
WEST VIRGINIA — 0.98%
Berkeley County Public Service District RB
2.00%, 12/01/17	335	342,162

		342,162

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $34,676,689)		34,705,420

MONEY MARKET FUNDS — 0.17%
BlackRock Liquidity Funds: MuniFund, Institutional Shares
0.02%[b,c]	60	59,615

TOTAL MONEY MARKET FUNDS
(Cost: $59,615)		59,615

TOTAL INVESTMENTS IN SECURITIES — 99.19%
(Cost: $34,736,304)		34,765,035
Other Assets, Less Liabilities — 0.81%		283,814

NET ASSETS — 100.00%		$35,048,849

GO — General Obligation

GOL — General Obligation Limited

RB — Revenue Bond

Insured by:

AGM — Assured Guaranty Municipal Corp.

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 0.63%
Honda Auto Receivables Owner Trust Series 2014-2, Class A2
0.39%, 09/19/16 (Call 12/18/15)	$35	$35,177
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A2
0.42%, 03/20/17	44	43,696

TOTAL ASSET-BACKED SECURITIES
(Cost: $78,912)		78,873
CERTIFICATES OF DEPOSIT — 8.00%
Canadian Imperial Bank of Commerce/NY
0.66%, 03/13/17	500	499,874
Toronto-Dominion Bank (The)
0.57%, 10/17/16	250	249,952
Westpacking Corp. NY
0.57%, 10/21/16	250	249,951

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $1,000,000)		999,777

COMMERCIAL PAPER[a] — 9.12%
B.A.T International Finance PLC
0.50%, 01/21/16	250	249,795
Barclays U.S. Funding LLC
0.70%, 04/22/16	250	249,257
Campbell Soup Co.
0.43%, 11/24/15	350	349,950
Duke Energy Corp.
0.51%, 01/06/16	290	289,815

TOTAL COMMERCIAL PAPER
(Cost: $1,138,350)		1,138,817

CORPORATE BONDS & NOTES — 72.42%
AGRICULTURE — 0.72%
Philip Morris International Inc.
1.25%, 08/11/17	90	90,308

		90,308
AUTO MANUFACTURERS — 1.89%
Volkswagen Group of America Finance LLC
0.80%, 05/22/18[b,c]	250	235,599

		235,599

Security	Principal (000s)	Value
BANKS — 36.40%
Bank of America N.A.
0.78%, 11/14/16[c]	$275	$274,965
Banque Federative du Credit Mutuel SA
1.17%, 01/20/17[b,c]	250	251,187
BPCE SA
1.16%, 02/10/17[c]	250	250,749
Capital One N.A./Mclean VA
1.47%, 08/17/18 (Call 07/18/18)[c]	250	252,121
Commonwealth Bank of Australia
0.54%, 12/04/15[b,c]	250	250,011
0.85%, 09/20/16[b,c]	250	250,610
JPMorgan Chase & Co.
3.45%, 03/01/16	580	585,421
Macquarie Bank Ltd.
0.79%, 06/15/16[b,c]	275	274,996
National Australia Bank Ltd.
0.76%, 12/02/16[b,c]	350	350,715
Nordea Bank AB
1.17%, 09/17/18[b,c]	500	502,260
Royal Bank of Canada
0.79%, 09/09/16[c]	275	275,492
Suncorp-Metway Ltd.
0.80%, 05/23/16[b,c]	250	250,000
Toronto-Dominion Bank (The)
2.38%, 10/19/16	200	203,098
UBS AG/Stamford CT
1.38%, 06/01/17	250	249,728
Wells Fargo & Co.
0.85%, 07/20/16[c]	325	325,716

		4,547,069
BEVERAGES — 0.92%
Coca-Cola Co. (The)
0.88%, 10/27/17	115	114,766

		114,766
DIVERSIFIED FINANCIAL SERVICES — 6.69%
American Express Credit Corp.
2.80%, 09/19/16	260	264,706
General Electric Capital Corp.
0.51%, 05/11/16[c]	150	150,067
0.92%, 01/08/16[c]	250	250,232
1.18%, 05/09/16[c]	170	170,653

		835,658

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® ULTRA SHORT-TERM BOND ETF

October 31, 2015

Security	Principal (000s)	Value
INTERNET — 1.08%
Amazon.com Inc.
0.65%, 11/27/15	$135	$135,018

		135,018
MANUFACTURING — 4.81%
Eaton Electric Holdings LLC
2.38%, 01/15/16	350	351,075
Tyco Electronics Group SA
0.52%, 01/29/16[c]	250	249,988

		601,063
MEDIA — 1.20%
NBCUniversal Enterprise Inc.
0.86%, 04/15/16[b,c]	150	150,169

		150,169
OIL & GAS — 4.00%
BP Capital Markets PLC
0.66%, 02/10/17[c]	250	249,178
Devon Energy Corp.
0.79%, 12/15/15[c]	250	250,014

		499,192
PHARMACEUTICALS — 3.00%
AbbVie Inc.
1.80%, 05/14/18	125	125,100
Bayer U.S. Finance LLC
0.57%, 10/07/16[b,c]	250	249,703

		374,803
RETAIL — 1.04%
Lowe’s Companies Inc.
0.94%, 09/14/18[c]	130	130,442

		130,442
TELECOMMUNICATIONS — 10.67%
America Movil SAB de CV
2.38%, 09/08/16	250	252,216
AT&T Inc.
0.70%, 02/12/16[c]	300	299,904
Deutsche Telekom International Finance BV
5.75%, 03/23/16	200	203,671
Verizon Communications Inc.
0.70%, 11/02/15	300	300,000
2.50%, 09/15/16	274	277,746

		1,333,537

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,054,192)		9,047,624

Security	Principal or Shares (000s)	Value
REPURCHASE AGREEMENTS — 9.60%
Citigroup Global Markets Inc., 0.35%, 11/2/15[c] (Purchased on 10/30/15 to be repurchased at $600,018, collateralized by a commercial paper, 0.00%, due 12/3/15, par and fair value of $612,171 and $612,000, respectively)[d]	$600	$600,000
SG Americas Securities LLC, 0.29%, 11/2/15[c] (Purchased on 10/30/15 to be repurchased at $600,015, collateralized by various non-agency mortgage-backed securities and corporate debt obligations securities, 0.43% to 10.75%, due 5/7/20 to 6/15/88, par and fair value of $631,226 and $632,666, respectively)[d]	600	600,000

TOTAL REPURCHASE AGREEMENTS
(Cost: $1,200,000)		1,200,000

MONEY MARKET FUNDS — 0.07%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	8	8,174

TOTAL MONEY MARKET FUNDS
(Cost: $8,174)		8,174

TOTAL INVESTMENTS IN SECURITIES — 99.84%
(Cost: $12,479,628)		12,473,265
Other Assets, Less Liabilities — 0.16%		19,904

NET ASSETS — 100.00%		$12,493,169

[a]	Rates shown are discount rates paid at the time of purchase.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Maturity date represents next reset date.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® U.S. ETF TRUST

October 31, 2015

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,607,097,996	$34,676,689	$11,271,454
Repurchase agreements — unaffiliated	81,000,000	—	1,200,000
Affiliated (Note 2)	142,361,617	59,615	8,174

Total cost of investments	$1,830,459,613	$34,736,304	$12,479,628

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,603,423,376	$34,705,420	$11,265,091
Repurchase agreements — unaffiliated	81,000,000	—	1,200,000
Affiliated (Note 2)	142,361,617	59,615	8,174

Total fair value of investments	1,826,784,993	34,765,035	12,473,265
Foreign currency, at value[b]	717	—	—
Cash	3,957	—	—
Receivables:
Investment securities sold	579	—	—
Interest	7,770,466	291,247	21,311
Unrealized appreciation on forward currency contracts (Note 1)	71,793	—	—
Tax reclaims	2,866	—	501

Total Assets	1,834,635,371	35,056,282	12,495,077

LIABILITIES
Payables:
Investment securities purchased	1,042,085	—	—
Collateral for securities on loan (Note 1)	51,901,745	—	—
Unrealized depreciation on forward currency contracts (Note 1)	17,476	—	—
Investment advisory fees (Note 2)	367,750	7,433	1,908

Total Liabilities	53,329,056	7,433	1,908

NET ASSETS	$1,781,306,315	$35,048,849	$12,493,169

Net assets consist of:
Paid-in capital	$1,783,990,140	$35,005,766	$12,487,744
Undistributed net investment income	1,113,916	23,435	6,633
Undistributed net realized gain (accumulated net realized loss)	(177,548)	(9,083)	5,155
Net unrealized appreciation (depreciation)	(3,620,193)	28,731	(6,363)

NET ASSETS	$1,781,306,315	$35,048,849	$12,493,169

Shares outstanding[c]	35,600,000	700,000	250,000

Net asset value per share	$50.04	$50.07	$49.97

[a]	Securities on loan with values of $50,395,227, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $750, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations

iSHARES® U.S. ETF TRUST

Year ended October 31, 2015

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF[a]	iShares Ultra Short-Term Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$10,070,301	$213,284	$83,685
Interest — affiliated (Note 2)	119,151	29	217
Securities lending income — affiliated — net (Note 2)	35,952	—	293

Total investment income	10,225,404	213,313	84,195

EXPENSES
Investment advisory fees (Note 2)	2,276,559	63,165	23,278

Total expenses	2,276,559	63,165	23,278
Less investment advisory fees waived (Note 2)	—	(121)	—

Net expenses	2,276,559	63,044	23,278

Net investment income	7,948,845	150,269	60,917

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(205,381)	(9,083)	5,153
Foreign currency transactions	22,539	—	—

Net realized gain (loss)	(182,842)	(9,083)	5,153

Net change in unrealized appreciation/depreciation on:
Investments	(3,248,617)	28,731	(25,041)
Forward currency contracts	30,714	—	—
Translation of assets and liabilities in foreign currencies	128	—	—

Net change in unrealized appreciation/depreciation	(3,217,775)	28,731	(25,041)

Net realized and unrealized gain (loss)	(3,400,617)	19,648	(19,888)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,548,228	$169,917	$41,029

[a]	For the period from March 3, 2015 (commencement of operations) to October 31, 2015.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® U.S. ETF TRUST

	iShares Short Maturity Bond ETF		iShares Short Maturity Municipal Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Period from March 3, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,948,845	$2,256,250	$150,269
Net realized gain (loss)	(182,842)	82,437	(9,083)
Net change in unrealized appreciation/depreciation	(3,217,775)	(424,273)	28,731

Net increase in net assets resulting from operations	4,548,228	1,914,414	169,917

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,132,332)	(2,029,397)	(126,834)

Total distributions to shareholders	(7,132,332)	(2,029,397)	(126,834)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,445,296,850	358,853,096	45,000,000
Cost of shares redeemed	(80,138,822)	(42,639,313)	(9,994,234)

Net increase in net assets from capital share transactions	1,365,158,028	316,213,783	35,005,766

INCREASE IN NET ASSETS	1,362,573,924	316,098,800	35,048,849

NET ASSETS
Beginning of period	418,732,391	102,633,591	—

End of period	$1,781,306,315	$418,732,391	$35,048,849

Undistributed net investment income included in net assets at end of period	$1,113,916	$220,189	$23,435

SHARES ISSUED AND REDEEMED
Shares sold	28,850,000	7,150,000	900,000
Shares redeemed	(1,600,000)	(850,000)	(200,000)

Net increase in shares outstanding	27,250,000	6,300,000	700,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets (Continued)

iSHARES® U.S. ETF TRUST

	iShares Ultra Short-Term Bond ETF
	Year ended October 31, 2015	Period from December 11, 2013[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$60,917	$73,405
Net realized gain	5,153	9,827
Net change in unrealized appreciation/depreciation	(25,041)	18,678

Net increase in net assets resulting from operations	41,029	101,910

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(62,833)	(64,856)
From net realized gain	(9,825)	—

Total distributions to shareholders	(72,658)	(64,856)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	27,504,454
Cost of shares redeemed	(2,499,161)	(12,517,549)

Net increase (decrease) in net assets from capital share transactions	(2,499,161)	14,986,905

INCREASE (DECREASE) IN NET ASSETS	(2,530,790)	15,023,959

NET ASSETS
Beginning of period	15,023,959	—

End of period	$12,493,169	$15,023,959

Undistributed net investment income included in net assets at end of period	$6,633	$8,549

SHARES ISSUED AND REDEEMED
Shares sold	—	550,000
Shares redeemed	(50,000)	(250,000)

Net increase (decrease) in shares outstanding	(50,000)	300,000

[a]	Commencement of operations.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

	iShares Short Maturity Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Sep. 25, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$50.15	$50.07	$50.00

Income from investment operations:
Net investment income[b]	0.44	0.44	0.02
Net realized and unrealized gain (loss)[c]	(0.13)	0.04	0.05

Total from investment operations	0.31	0.48	0.07

Less distributions from:
Net investment income	(0.42)	(0.40)	—

Total distributions	(0.42)	(0.40)	—

Net asset value, end of period	$50.04	$50.15	$50.07

Total return	0.62%	0.96%	0.14%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,781,306	$418,732	$102,634
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	0.87%	0.87%	0.42%
Portfolio turnover rate[f]	23%	35%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout the period)

iShares Short Maturity Municipal Bond ETF

Period from Mar. 3, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$50.00

Income from investment operations:
Net investment income[b]	0.20
Net realized and unrealized gain[c]	0.04

Total from investment operations	0.24

Less distributions from:
Net investment income	(0.17)

Total distributions	(0.17)

Net asset value, end of period	$50.07

Total return	0.48%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$35,049
Ratio of expenses to average net assets[e]	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.25%
Ratio of net investment income to average net assets[e]	0.59%
Portfolio turnover rate[f]	184%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Ultra Short-Term Bond ETF

	Year ended Oct. 31, 2015	Period from Dec. 11, 2013[a] to Oct. 31, 2014
Net asset value, beginning of period	$50.08	$49.99

Income from investment operations:
Net investment income[b]	0.24	0.16
Net realized and unrealized gain (loss)[c]	(0.07)	0.06

Total from investment operations	0.17	0.22

Less distributions from:
Net investment income	(0.24)	(0.13)
Net realized gain	(0.04)	—

Total distributions	(0.28)	(0.13)

Net asset value, end of period	$49.97	$50.08

Total return	0.32%	0.45%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,493	$15,024
Ratio of expenses to average net assets[e]	0.18%	0.18%
Ratio of net investment income to average net assets[e]	0.47%	0.35%
Portfolio turnover rate[f]	41%	71%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Notes to Financial Statements

iSHARES® U.S. ETF TRUST

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Short Maturity Bond	Non-diversified
Short Maturity Municipal Bond[a]	Diversified
Ultra Short-Term Bond[b]	Diversified

[a]	The Fund commenced operations on March 3, 2015.
[b]	Formerly the iShares Liquidity Income ETF.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

•	Repurchase agreements are valued at amortized cost, which approximates market value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total

Short Maturity Bond
Investments:
Assets:
Asset-Backed Securities	$—	$472,791,874	$102,441	$472,894,315
Collateralized Mortgage Obligations	—	175,345,549	3,771	175,349,320
Corporate Bonds & Notes	—	934,393,434	—	934,393,434
Foreign Government Obligations	—	17,608,406	—	17,608,406
Municipal Debt Obligations	—	3,177,901	—	3,177,901
Repurchase Agreements	—	81,000,000	—	81,000,000
Money Market Funds	142,361,617	—	—	142,361,617

Total	$142,361,617	$1,684,317,164	$106,212	$1,826,784,993

Derivative Financial Instruments[a]:
Assets:
Forward Currency Contracts	$—	$71,793	$—	$71,793
Liabilities:
Forward Currency Contracts	—	(17,476)	$—	(17,476)

Total	$—	$54,317	$—	$54,317

Short Maturity Municipal Bond
Investments:
Assets:
Municipal Debt Obligations	$—	$34,705,420	$—	$34,705,420
Money Market Funds	59,615	—	—	59,615

Total	$59,615	$34,705,420	$—	$34,765,035

Ultra Short-Term Bond
Investments:
Assets:
Asset-Backed Securities	$—	$78,873	$—	$78,873
Certificates of Deposit	—	999,777	—	999,777
Commercial Paper	—	1,138,817	—	1,138,817
Corporate Bonds & Notes	—	8,797,624	250,000	9,047,624
Repurchase Agreements	—	1,200,000	—	1,200,000
Money Market Funds	8,174	—	—	8,174

Total	$8,174	$12,215,091	$250,000	$12,473,265

[a]	Shown at the unrealized appreciation (depreciation) on contracts.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table includes a rollforward for the year ended October 31, 2015 of investments whose values are classified as Level 3 as of the beginning or end of the year.

iShares Ultra Short-Term Bond ETF	Corporate Bonds & Notes
Balance at beginning of year	$501,000
Realized gain (loss) and change in unrealized appreciation/depreciation	(1,125)
Purchases	—
Sales	(249,875)
Transfers ina	—
Transfers out[a]	—

Balance at end of year	$250,000

Net change in unrealized appreciation/depreciation on investments still held at end of year	$(500)

[a]	Represents the value as of the beginning of the reporting period.

The Fund’s investments that are categorized as Level 3 were valued utilizing a single broker quote without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table summarizes the Funds’ open repurchase agreements as of October 31, 2015 which are subject to offset under an MRA:

iShares ETF	Market Value of Repurchase Agreements	Non-cash Collateral Received [a]	Net Amount
Short Maturity Bond	$81,000,000	$81,000,000	$—
Ultra Short-Term Bond	1,200,000	1,200,000	—

[a]	Collateral received in excess of the market value of repurchase agreements is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s schedule of investments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Short Maturity Bond
BNP Paribas Prime Brokerage Inc.	$6,193,431	$6,193,431	$—
Citigroup Global Markets Inc.	639,918	639,918	—
Credit Suisse Securities (USA) LLC	5,094,053	5,094,053	—
Deutsche Bank Securities Inc.	3,156,524	3,156,524	—
Goldman Sachs & Co.	1,682,345	1,682,345	—
Jefferies LLC	210,959	210,959	—
JPMorgan Clearing Corp.	12,344,729	12,344,729	—
JPMorgan Securities LLC	2,309,297	2,309,297	—
Merrill Lynch, Pierce, Fenner & Smith	2,264,161	2,264,161	—
Mizuho Securities USA Inc.	4,356,753	4,356,753	—
Morgan Stanley & Co. LLC	9,358,123	9,358,123	—
National Financial Services LLC	119,456	119,456	—
SG Americas Securities LLC	705,228	705,228	—
Wells Fargo Securities LLC	1,960,250	1,960,250	—

	$50,395,227	$50,395,227	$—

[a]

Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Short Maturity Bond	0.25%
Ultra Short-Term Bond	0.18

For its investment advisory services to the iShares Short Maturity Municipal Bond ETF, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees through February 29, 2016 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates, if any.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

BFA entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (the “Sub-Adviser”), an affiliate of BFA, under which BFA paid the Sub-Adviser for services it provided to the iShares Short Maturity Bond ETF. The sub-advisory agreement was terminated effective December 4, 2014.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Short Maturity Bond	$15,312
Ultra Short-Term Bond	126

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Short Maturity Bond	$1,082,084,672	$223,140,304
Short Maturity Municipal Bond	97,061,428	63,532,072
Ultra Short-Term Bond	3,529,398	6,426,743

There were no in-kind transactions for the year ended October 31, 2015.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table shows the value of forward currency contracts held by the iShares Short Maturity Bond ETF as of October 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation (depreciation)	$71,793

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/ Net assets consist of – net unrealized appreciation (depreciation)	$17,476

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Short Maturity Bond ETF during the year ended October 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$22,539	$30,714

For the year ended October 31, 2015, the average quarter-end amounts purchased and sold in U.S. dollars for the iShares Short Maturity Bond ETF were $133,816 and $ 4,800,392, respectively.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table presents the exposure of the open forward currency contracts held by the iShares Short Maturity Bond ETF that are subject to potential offset on the statement of assets and liabilities as of October 31, 2015:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$71,793	$—	$71,793

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$17,476	$—	$17,476

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The iShares Short Maturity Bond ETF and iShares Short Maturity Municipal Bond ETF each invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

The iShares Short Maturity Municipal Bond ETF invests all or substantially all of its assets in municipal securities which are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to undistributed capital gains, the treatment of straddles and foreign currency transactions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Short Maturity Bond	$31,632	$77,214	$(108,846)

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
Short Maturity Bond
Ordinary income	$7,132,332	$2,029,397

Short Maturity Municipal Bond
Tax-exempt income	$126,822	N/A
Ordinary income	12	N/A

	$126,834	N/A

Ultra Short-Term Bond
Ordinary income	$72,658	$64,856

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Short Maturity Bond	$1,126,657	$—	$—	$(213,682)	$(3,596,800)	$(2,683,825)
Short Maturity Municipal Bond	—	—	23,435	(9,083)	28,731	43,083
Ultra Short-Term Bond	11,678	110	—	—	(6,363)	5,425

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the treatment of straddles.

As of October 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Short Maturity Bond	$213,682
Short Maturity Municipal Bond	9,083

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Maturity Bond	$1,830,381,756	$411,061	$(4,007,824)	$(3,596,763)
Short Maturity Municipal Bond	34,736,304	49,137	(20,406)	28,731
Ultra Short-Term Bond	12,479,628	10,914	(17,277)	(6,363)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® U.S. ETF TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2015:

iShares ETF	Interest- Related Dividends
Short Maturity Bond	$6,978,636
Ultra Short-Term Bond	38,875

Pursuant to Section 852(b)(5)(A) of the Code, the iShares Short Maturity Municipal Bond ETF hereby designates $126,822 as the amount of distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2015.

The iShares Short Maturity Bond ETF hereby designates $382,171 as the amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2015.

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

Under Section 871(k)(2)(C) of the Code, the iShares Ultra Short-Term Bond ETF hereby designates $9,825 as short-term capital gain dividends for the fiscal year ended October 31, 2015.

TAX INFORMATION	51

Board Review and Approval of Investment Advisory Contract

iSHARES® U.S. ETF TRUST

I. iShares Short Maturity Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own investment strategy or investment mandate and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its investment strategy or investment mandate. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at

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Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Ultra Short-Term Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

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Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own investment strategy or investment mandate and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its investment strategy or investment mandate. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

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Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® U.S. ETF TRUST

applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® U.S. ETF TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Short Maturity Bond	$0.413790	$—	$0.005583	0.419373	99%	—%	1%	100%
Ultra Short-Term Bond	0.239036	0.032750	—	0.271786	88	12	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	59

Supplemental Information (Unaudited) (Continued)

iSHARES® U.S. ETF TRUST

iShares Short Maturity Bond ETF

Period Covered: September 25, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	508	100.00%

iShares Short Maturity Municipal Bond ETF

Period Covered: March 3, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	144	97.29%
Less than –0.5% and Greater than –1.0%	1	0.68
Less than –1.0%	3	2.03

	148	100.00%

iShares Ultra Short-Term Bond ETF

Period Covered: December 11, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	449	99.56%
Less than –0.5% and Greater than –1.0%	1	0.22
Less than –1.0%	1	0.22

	451	100.00%

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Director of iShares, Inc. (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

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Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2011); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares, Inc. (since 2007); Independent Chairman of iShares, Inc. and iShares Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Director of iShares, Inc. (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2011); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).

Trustee of iShares Trust (since 2005);

Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (60)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005).
John E. Martinez (54)	Trustee (since 2011); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares, Inc. (since 2003).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares, Inc. (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	65

Notes:

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-108-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE Arca
➢	iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® U.S. ETF TRUST

U.S. BOND MARKET OVERVIEW

U.S. bonds returned approximately 2% for the 12 months ended October 31, 2015 (the “reporting period”). The modest bond market returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth — sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

A number of other factors buffeted the fixed-income market during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on financial markets. Greece and Puerto Rico wrestled with potential defaults on their government debt. The U.S. dollar strengthened against most major currencies during the reporting period, which made U.S. investments more attractive to international investors but created headwinds for the domestic economy.

Investor concerns brought on by many of these factors, as well as uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy, led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period.

Mortgage-backed securities were the leading performers for the reporting period. Both residential and commercial mortgage-backed securities benefited from investor demand for high credit quality and relatively high yields. U.S. Treasury bonds were also among the better performers in the fixed-income market. In addition to the flight to quality, Treasury securities benefited from their interest-rate sensitivity as declining yields across most maturity sectors of the Treasury market led to rising bond prices. The primary exception was Treasury inflation- protected securities, which posted negative returns for the reporting period, reflecting a lack of investor demand for inflation protection.

Corporate bonds underperformed the broader bond market for the reporting period. Corporate bonds tend to have greater credit risk than other sectors of the bond market, and the broad flight to quality led to reduced demand for corporate securities. In particular, high-yield corporate bonds were among the only sectors of the bond market to decline for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(4.77)%	(4.05)%	(4.77)%	(5.76)%
Fund Market	(4.82)%	(4.08)%	(4.82)%	(5.80)%
Markit iBoxx USD Liquid High Yield Interest Rate Hedged Index	(4.34)%	(3.39)%	(4.34)%	(4.80)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx USD Liquid High Yield Interest Rate Hedged Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$958.10	$0.30	$1,000.00	$1,024.90	$0.31	0.06%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

The iShares Interest Rate Hedged High Yield Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”). The Fund attempts to mitigate the interest rate risk of HYG by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -4.77%, net of fees.

High-yield corporate bond securities (as represented by the Fund’s investment in HYG), posted a negative return for the reporting period, as weakening fundamentals and a selloff in commodities hurt performance. Hedging activity further detracted from the Fund’s return, as longer-term yields declined.

Corporate profits contracted in the second half of the reporting period, as declining oil and gas prices hindered earnings for energy-related companies, and the stronger U.S. dollar reduced revenue for many U.S. corporations. As a result, high-yield bond issuance declined somewhat late in the reporting period, although issuance remained relatively solid. Low interest rates encouraged corporations to issue new debt for refinancing, as well as for merger and acquisition activity. High-yield default rates also remained low relative to the historical average.

Nevertheless, the high-yield bond market generated negative returns, as the yield premium over Treasuries increased, reflecting investors’ risk aversion and weakening corporate fundamentals. In broad terms, higher-quality bonds contributed positively to HYG’s performance, while lower-quality bonds detracted from performance. From a sector perspective, industrial bonds declined during the reporting period. In particular, bonds issued by energy companies were hardest hit. The energy sector had weak performance and generated the majority of HYG’s negative return for the reporting period. The energy sector’s negative performance offset the positive contribution of bonds in the financial and consumer cyclical sectors.

ALLOCATION BY CREDIT QUALITY1

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments [3]

Baa	0.56%
Ba	45.71
B	41.29
Caa	11.57
Ca	0.18
Not Rated	0.69

TOTAL	100.00%

ALLOCATION BY MATURITY1

As of 10/31/15

Maturity	Percentage of Total Investments [3]

0-1 Year	0.15%
1-5 Years	33.51
5-10 Years	64.91
10-15 Years	0.47
More than 20 Years	0.96

TOTAL	100.00%

[1]	Reflects the allocation by maturity and credit quality of the iShares iBoxx $ High Yield Corporate Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.97)%	(2.80)%	(2.97)%	(3.99)%
Fund Market	(2.80)%	(2.80)%	(2.80)%	(3.99)%
Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Index	(2.02)%	(1.95)%	(2.02)%	(2.77)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Index is an unmanaged index that is designed to reflect the duration hedged performance of U.S. dollar-denominated investment-grade corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$978.10	$0.55	$1,000.00	$1,024.70	$0.56	0.11%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”). The Fund attempts to mitigate the interest rate risk of LQD by holding short positions in U.S. Treasury futures or interest rate swaps. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -2.97%, net of fees.

The Fund declined by approximately 3% for the reporting period. During the reporting period, investment-grade corporate bonds (as represented by the Fund’s investment in LQD) posted a modest positive return, as demand for corporate bonds remained relatively healthy despite weakening corporate earnings. Hedging activity detracted from the Fund’s return for the reporting period, as longer-term yields fell.

Corporate profits slowed in the second half of the reporting period, as declining oil and gas prices hindered earnings for energy-related companies, and the stronger U.S. dollar reduced revenue for many U.S. corporations. Nevertheless, investment-grade bond issuance hit record highs, as corporations sought to lock in low interest rates. The corporate debt load nearly hit a 10-year high during the reporting period due to the high level of borrowing in recent years.

The corporate bonds held within LQD generated a modest positive return during the reporting period, although most of the return resulted from declining long-term interest rates, as opposed to yield premiums for corporate bonds. The Fund’s hedging activity countered the effect of declining interest rates, which meant a negative return for the Fund overall due to higher corporate yield premiums. From a sector perspective, bonds in the banking sector helped performance the most, while bonds in the energy sector detracted the most during the reporting period. From a credit perspective, higher-quality bonds delivered positive contributions to return, while lower-quality bonds had a negative impact.

ALLOCATION BY CREDIT QUALITY1 As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments [3]

Aaa	1.58%
Aa	10.85
A	42.66
Baa	42.92
Ba	1.68
Not Rated	0.31

TOTAL	100.00%

ALLOCATION BY MATURITY1 As of 10/31/15

Maturity	Percentage of Total Investments [3]

0-1 Year	0.04%
1-5 Years	24.95
5-10 Years	41.07
10-15 Years	2.24
15-20 Years	4.99
More than 20 Years	26.71

TOTAL	100.00%

[1]	Reflects the allocation by maturity and credit quality of the iShares iBoxx $ Investment Grade Corporate Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF

October 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 97.95%

EXCHANGE-TRADED FUNDS — 97.95%
iShares iBoxx $ High Yield Corporate Bond ETF[a,b]	551,870	$47,223,516

		47,223,516

TOTAL INVESTMENT COMPANIES
(Cost: $51,457,432)		47,223,516

SHORT-TERM INVESTMENTS — 26.30%

MONEY MARKET FUNDS — 26.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,c,d]	11,618,218	11,618,218
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,c,d]	601,170	601,170

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	462,398	$462,398

		12,681,786

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,681,786)		12,681,786

TOTAL INVESTMENTS IN SECURITIES — 124.25%
(Cost: $64,139,218)		59,905,302
Other Assets, Less Liabilities — (24.25)%		(11,690,779)

NET ASSETS — 100.00%		$48,214,523

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Centrally cleared short interest rate swaps outstanding as of October 31, 2015 were as follows:

Fixed Rate	Floating Rate	Expiration Date	Clearinghouse	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.90%*	3-month LIBOR	09/18/2017	Chicago Mercantile	$(20,150,000)	$2,061	$(31,350)
1.64%*	3-month LIBOR	09/18/2020	Chicago Mercantile	(18,600,000)	—	(123,752)
2.30%*	3-month LIBOR	09/18/2025	Chicago Mercantile	(7,170,000)	—	(146,305)
2.81%*	3-month LIBOR	09/18/2045	Chicago Mercantile	(90,000)	—	(4,784)

Net unrealized depreciation						$(306,191)

*	Fund pays the fixed rate and receives the floating rate.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF

October 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 95.82%

EXCHANGE-TRADED FUNDS — 95.82%
iShares iBoxx $ Investment Grade Corporate Bond ETF[a]	151,666	$17,656,956

		17,656,956

TOTAL INVESTMENT COMPANIES
(Cost: $18,037,804)		17,656,956

SHORT-TERM INVESTMENTS — 1.72%

MONEY MARKET FUNDS — 1.72%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,b]	316,384	316,384

		316,384

TOTAL SHORT-TERM INVESTMENTS
(Cost: $316,384)		316,384

TOTAL INVESTMENTS IN SECURITIES — 97.54%
(Cost: $18,354,188)		17,973,340
Other Assets, Less Liabilities — 2.46%		453,342

NET ASSETS — 100.00%		$18,426,682

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Centrally cleared short interest rate swaps outstanding as of October 31, 2015 were as follows:

Fixed Rate	Floating Rate	Expiration Date	Clearinghouse	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.90%*	3-month LIBOR	09/18/2017	Chicago Mercantile	$(3,000,000)	$(1,966)	$(2,394)
1.64%*	3-month LIBOR	09/18/2020	Chicago Mercantile	(4,950,000)	(8,760)	(24,174)
2.30%*	3-month LIBOR	09/18/2025	Chicago Mercantile	(5,300,000)	(18,622)	(89,525)
2.71%*	3-month LIBOR	09/18/2035	Chicago Mercantile	(2,700,000)	(11,436)	(93,095)
2.81%*	3-month LIBOR	09/18/2045	Chicago Mercantile	(870,000)	(6,498)	(39,749)

Net unrealized depreciation						$(248,937)

*	Fund pays the fixed rate and receives the floating rate.

See notes to financial statements.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® U.S. ETF TRUST

October 31, 2015

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$64,139,218	$18,354,188

Total cost of investments	$64,139,218	$18,354,188

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$59,905,302	$17,973,340

Total fair value of investments	59,905,302	17,973,340
Cash pledged for centrally cleared swaps	540,000	495,000
Receivables:
Interest	20,611	246

Total Assets	60,465,913	18,468,586

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	12,219,388	—
Variation margin on centrally cleared swaps	29,052	40,250
Investment advisory fees (Note 2)	2,950	1,654

Total Liabilities	12,251,390	41,904

NET ASSETS	$48,214,523	$18,426,682

Net assets consist of:
Paid-in capital	$54,529,262	$19,604,392
Accumulated net realized loss	(1,774,632)	(547,925)
Net unrealized depreciation	(4,540,107)	(629,785)

NET ASSETS	$48,214,523	$18,426,682

Shares outstanding[b]	550,000	200,000

Net asset value per share	$87.66	$92.13

[a]	Securities on loan with values of $11,942,577 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Operations

iSHARES® U.S. ETF TRUST

Year ended October 31, 2015

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$4,176,800	$551,956
Interest — affiliated (Note 2)	68	38
Securities lending income — affiliated — net (Note 2)	33,084	302

Total investment income	4,209,952	552,296

EXPENSES
Investment advisory fees (Note 2)	519,072	51,402

Total expenses	519,072	51,402
Less investment advisory fees waived (Note 2)	(472,966)	(33,238)

Net expenses	46,106	18,164

Net investment income	4,163,846	534,132

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(324,395)	(46,344)
In-kind redemptions — affiliated (Note 2)	(2,727,661)	(162,285)
Futures contracts	(1,241,799)	(384,542)
Swaps	(376,217)	(31,978)

Net realized loss	(4,670,072)	(625,149)

Net change in unrealized appreciation/depreciation on:
Investments	(3,569,061)	(381,746)
Futures contracts	289,528	94,313
Swaps	(306,191)	(248,937)

Net change in unrealized appreciation/depreciation	(3,585,724)	(536,370)

Net realized and unrealized loss	(8,255,796)	(1,161,519)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,091,950)	$(627,387)

See notes to financial statements.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® U.S. ETF TRUST

	iShares Interest Rate Hedged High Yield Bond ETF		iShares Interest Rate Hedged Corporate Bond ETF
	Year ended October 31, 2015	Period from May 27, 2014[a] to October 31, 2014	Year ended October 31, 2015	Period from May 27, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,163,846	$511,424	$534,132	$132,240
Net realized loss	(4,670,072)	(125,256)	(625,149)	(142,974)
Net change in unrealized appreciation/depreciation	(3,585,724)	(954,383)	(536,370)	(93,415)

Net decrease in net assets resulting from operations	(4,091,950)	(568,215)	(627,387)	(104,149)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,084,037)	(511,424)	(502,154)	(132,240)
Return of capital	(30,974)	(2,091)	(24,646)	(884)

Total distributions to shareholders	(4,115,011)	(513,515)	(526,800)	(133,124)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	79,304,038	44,700,309	19,042,441	10,032,213
Cost of shares redeemed	(66,501,133)	—	(9,256,512)	—

Net increase in net assets from capital share transactions	12,802,905	44,700,309	9,785,929	10,032,213

INCREASE IN NET ASSETS	4,595,944	43,618,579	8,631,742	9,794,940

NET ASSETS
Beginning of period	43,618,579	—	9,794,940	—

End of period	$48,214,523	$43,618,579	$18,426,682	$9,794,940

SHARES ISSUED AND REDEEMED
Shares sold	850,000	450,000	200,000	100,000
Shares redeemed	(750,000)	—	(100,000)	—

Net increase in shares outstanding	100,000	450,000	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Interest Rate Hedged High Yield Bond ETF

	Year ended Oct. 31, 2015	Period from May 27, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$96.93	$100.10

Income from investment operations:
Net investment income[b]	4.80	1.86
Net realized and unrealized loss[c]	(9.29)	(2.87)

Total from investment operations	(4.49)	(1.01)

Less distributions from:
Net investment income	(4.74)	(2.15)
Return of capital	(0.04)	(0.01)

Total distributions	(4.78)	(2.16)

Net asset value, end of period	$87.66	$96.93

Total return	(4.77)%	(1.03)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$48,215	$43,619
Ratio of expenses to average net assets[e,f]	0.06%	0.06%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.65%	0.65%
Ratio of net investment income to average net assets[e]	5.21%	4.41%
Portfolio turnover rate[g,h]	3%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested.

See notes to financial statements.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® U.S. ETF TRUST

(For a share outstanding throughout each period)

iShares Interest Rate Hedged Corporate Bond ETF

	Year ended Oct. 31, 2015	Period from May 27, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$97.95	$100.32

Income from investment operations:
Net investment income[b]	2.95	1.32
Net realized and unrealized loss[c]	(5.82)	(2.36)

Total from investment operations	(2.87)	(1.04)

Less distributions from:
Net investment income	(2.81)	(1.32)
Return of capital	(0.14)	(0.01)

Total distributions	(2.95)	(1.33)

Net asset value, end of period	$92.13	$97.95

Total return	(2.97)%	(1.05)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,427	$9,795
Ratio of expenses to average net assets[e,f]	0.11%	0.11%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.30%	0.30%
Ratio of net investment income to average net assets[e]	3.12%	3.09%
Portfolio turnover rate[g,h]	8%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements

iSHARES® U.S. ETF TRUST

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Interest Rate Hedged High Yield Bond	Diversified
Interest Rate Hedged Corporate Bond	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares Trust (an “underlying fund”), an affiliate of the Funds. The financial statements and schedules of investments for the underlying funds, can be found elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
Interest Rate Hedged High Yield Bond
Investments:
Assets:
Exchange-Traded Funds	$47,223,516	$—	$—	$47,223,516
Money Market Funds	12,681,786	—	—	12,681,786

Total	$59,905,302	$—	$—	$59,905,302

Derivative Financial Instruments:[a]
Liabilities:
Centrally Cleared Interest Rate Swaps	$—	$(306,191)	$—	$(306,191)

Total	$—	$(306,191)	$—	$(306,191)

Interest Rate Hedged Corporate Bond
Investments:
Assets:
Exchange-Traded Funds	$17,656,956	$—	$—	$17,656,956
Money Market Funds	316,384	—	—	316,384

Total	$17,973,340	$—	$—	$17,973,340

Derivative Financial Instruments:[a]
Liabilities:
Centrally Cleared Interest Rate Swaps	$—	$(248,937)	$—	$(248,937)

Total	$—	$(248,937)	$—	$(248,937)

[a]	Shown at the unrealized appreciation (depreciation) on contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions from other iShares funds held, if any, are recognized on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank,

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds, and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2015 any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Interest Rate Hedged High Yield Bond
Jefferies LLC	$1,274,993	$1,274,993	$—
JPMorgan Clearing Corp.	10,667,584	10,667,584	—

	$11,942,577	$11,942,577	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Interest Rate Hedged High Yield Bond ETF, BFA is entitled to an annual investment advisory fee of 0.65% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees through February 28, 2017 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates. BFA has also contractually agreed to reduce its investment advisory fees for the Fund through February 28, 2017 on assets attributable to the Fund’s investments in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”) (and those assets used by the Fund to hedge the securities in HYG’s portfolio) such that the Fund’s total annual investment advisory fee is equal to HYG’s net total expense ratio after fee waiver plus 0.05%. Prior to June 29, 2015, BFA reduced its investment advisory fees on assets attributable to the Fund’s investments in HYG (and those assets used by the Fund to hedge the Fund’s exposure to the securities in HYG’s portfolio) such that the Fund’s total annual investment advisory fee was equal to HYG’s net total expense ratio after fee waiver plus 0.15% and the Fund’s total annual operating expenses after fee waiver did not exceed 0.55% of average daily net assets.

For its investment advisory services to the iShares Interest Rate Hedged Corporate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.30% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees through February 28, 2017 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates. BFA has also contractually agreed to reduce its investment advisory fees for the Fund through February 28, 2017 on assets attributable to the Fund’s investments in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”) (and those assets used by the Fund to hedge the securities in LQD’s portfolio) such that the Fund’s total annual investment advisory fee is equal to LQD’s net total expense ratio after fee waiver plus 0.10%. Prior to June 29, 2015, BFA reduced its investment advisory fees on assets attributable to the Fund’s investments in LQD (and those assets used by the Fund to hedge the Fund’s exposure to the securities in LQD’s portfolio) such that the Fund’s total annual investment advisory fee was equal to LQD’s net total expense ratio after fee waiver plus 0.15% and the Fund’s total annual operating expenses after fee waiver did not exceed 0.25% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2015 the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Interest Rate Hedged High Yield Bond	$8,983
Interest Rate Hedged Corporate Bond	117

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended October 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Interest Rate Hedged High Yield Bond
iShares iBoxx $ High Yield Corporate Bond ETF	462,500	895,261	(805,891)	551,870	$47,223,516	$4,176,800	$(3,052,056)

Interest Rate Hedged Corporate Bond
iShares iBoxx $ Investment Grade Corporate Bond ETF	79,200	166,798	(94,332)	151,666	$17,656,956	$551,956	$(208,629)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged High Yield Bond	$2,197,369	$4,104,166
Interest Rate Hedged Corporate Bond	1,368,539	1,948,788

In-kind transactions (see Note 4) for the year ended October 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged High Yield Bond	$78,396,102	$65,439,797
Interest Rate Hedged Corporate Bond	18,368,056	8,992,204

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts as part of its investment strategy. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended October 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Interest rate contracts:
Futures contracts	$(1,241,799)	$(384,542)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Interest rate contracts:
Futures contracts	$289,528	$94,313

The following table shows the average quarter-end balances of open futures contracts for the year ended October 31, 2015:

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Average value of contracts sold	$(62,126,103)	$(12,009,511)

6.	INTEREST RATE SWAPS

Each Fund may enter into short positions in interest rate swaps in an attempt to mitigate interest rate risk by economically hedging the value of fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Swap agreements are privately negotiated in the over-the-counter market. Each Fund enters into centrally cleared interest rate swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap and the margin requirements of the CCP. Securities deposited as initial margin are designated on the schedules of investments and cash deposited is recorded on the statements of assets and liabilities as cash pledged for centrally cleared swaps. The daily change in

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the statements of assets and liabilities. Payments received from (paid to) the CCP, including at termination, are recorded as realized gain (loss) in the statements of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

The following table shows the value of interest rate swaps held as of October 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Liabilities
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Centrally cleared interest rate swaps:
Variation margin / Net assets consist of – net unrealized depreciation[a]	$306,191	$248,937

[a]	Represents cumulative depreciation of centrally cleared interest rate swaps as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on interest rate swaps held during the year ended October 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Centrally cleared interest rate swaps:
Swaps	$(376,217)	$(31,978)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Centrally cleared interest rate swaps:
Swaps	$(306,191)	$(248,937)

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The following table shows the average quarter-end balances of open interest rate swaps for the year ended October 31, 2015:

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF
Average notional value – pays fixed rate	$9,202,000	$3,364,000

7.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of it direct or indirect investment in fixed income and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets indirectly in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests a substantial amount of its assets indirectly in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The iShares Interest Rate Hedged High Yield Bond ETF invests a substantial portion of its assets indirectly in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to the accounting for swap agreements and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Interest Rate Hedged High Yield Bond	$(2,940,887)	$(79,809)	$3,020,696
Interest Rate Hedged Corporate Bond	(188,220)	(31,978)	220,198

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
Interest Rate Hedged High Yield Bond
Ordinary income	$4,084,037	$511,424
Return of capital	30,974	2,091

	$4,115,011	$513,515

Interest Rate Hedged Corporate Bond
Ordinary income	$502,154	$132,240
Return of capital	24,646	884

	$526,800	$133,124

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Interest Rate Hedged High Yield Bond	$(1,702,956)	$(4,611,783)	$(6,314,739)
Interest Rate Hedged Corporate Bond	(536,265)	(641,445)	(1,177,710)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Interest Rate Hedged High Yield Bond	$1,702,956
Interest Rate Hedged Corporate Bond	536,265

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Interest Rate Hedged High Yield Bond	$64,210,894	$—	$(4,305,592)	$(4,305,592)
Interest Rate Hedged Corporate Bond	18,365,848	—	(392,508)	(392,508)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® U.S. ETF TRUST

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Corporate Bond ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

Board Review and Approval of Investment Advisory

Contract

iSHARES® U.S. ETF TRUST

I. iShares Interest Rate Hedged High Yield Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group, and in the 5th quintile. The Board further noted that the Fund’s pricing reflects its interest rate hedging strategy and its narrower, more specialized exposure, as compared to many of the competitor funds as determined by Lipper, which are not interest rate hedged.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own investment strategy or investment mandate and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its investment strategy or investment mandate. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), Fund shareholders would benefit from breakpoints in HYG’s investment advisory fee rates as the assets of HYG, on an aggregated basis with the assets another iShares fund, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Interest Rate Hedged Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that the Lipper Group contained only five funds.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own investment strategy or investment mandate and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its investment strategy or investment mandate. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), Fund shareholders would benefit from breakpoints in LQD’s investment advisory fee rates as the assets of LQD, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® U.S. ETF TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® U.S. ETF TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged High Yield Bond	$4.779295	$—	$—	$4.779295	100%	—%	—%	100%
Interest Rate Hedged Corporate Bond	2.917488	—	0.030892	2.948380	99	—	1	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	39

Supplemental Information (Unaudited) (Continued)

iSHARES® U.S. ETF TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Interest Rate Hedged High Yield Bond ETF

Period Covered: May 27, 2014 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	4	1.17%
Greater than 1.0% and Less than 1.5%	4	1.17
Greater than 0.5% and Less than 1.0%	14	4.11
Between 0.5% and –0.5%	317	92.97
Less than –0.5% and Greater than –1.0%	1	0.29
Less than –1.0% and Greater than –1.5%	1	0.29

	341	100.00%

iShares Interest Rate Hedged Corporate Bond ETF

Period Covered: May 27, 2014 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	16	4.69%
Greater than –1.5% and Less than –2.0%	1	0.29
Greater than –1.0% and Less than –1.5%	7	2.05
Greater than –0.5% and Less than –1.0%	7	2.05
Between 0.5% and –0.5%	307	90.04
Less than –0.5% and Greater than –1.0%	1	0.29
Less than –1.0%	2	0.59

	341	100.00%

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Director of iShares, Inc. (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2011); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares, Inc. (since 2007); Independent Chairman of iShares, Inc. and iShares Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Director of iShares, Inc. (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2011); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005).

John E. Martinez (54)	Trustee (since 2011); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares, Inc. (since 2003).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares, Inc. (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.51%

ADVERTISING — 0.46%
Affinion Group Inc.
7.88%, 12/15/18 (Call 11/30/15)[a]	$7,700	$5,890,500
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[a,b]	13,300	13,665,750
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)[a]	9,009	9,256,747
5.38%, 01/15/24 (Call 01/15/19)[a]	8,125	8,450,000
5.88%, 02/01/22 (Call 02/01/17)[a]	8,200	8,651,000
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 02/15/17)	8,925	9,125,813
5.63%, 02/15/24 (Call 02/15/19)	7,200	7,452,000
5.88%, 03/15/25 (Call 09/15/19)	7,900	8,121,990

		70,613,800
AEROSPACE & DEFENSE — 0.64%
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[a,b]	22,790	23,302,775
Meccanica Holdings USA Inc.
6.25%, 07/15/19[a,b]	7,550	8,154,000
TransDigm Inc.
5.50%, 10/15/20 (Call 11/30/15)[a]	9,000	9,067,500
6.00%, 07/15/22 (Call 07/15/17)[a]	19,480	19,820,900
6.50%, 07/15/24 (Call 07/15/19)	23,010	23,412,675
6.50%, 05/15/25 (Call 05/15/20)[a,b]	7,900	8,038,250
7.50%, 07/15/21 (Call 07/15/16)[a]	7,850	8,262,125

		100,058,225

Security	Principal (000s)	Value
AIRLINES — 0.36%
Air Canada
6.75%, 10/01/19 (Call 10/01/16)[a,b]	$5,625	$5,934,375
7.75%, 04/15/21[b]	7,180	7,494,125
American Airlines Group Inc.
4.63%, 03/01/20[a,b]	10,615	10,482,313
5.50%, 10/01/19[b]	14,290	14,540,075
Continental Airlines Inc. 2012-3 Pass Through Trust Class C
6.13%, 04/29/18[a]	6,750	6,935,625
U.S. Airways Group Inc.
6.13%, 06/01/18[a]	10,010	10,360,350

		55,746,863
APPAREL — 0.22%
Hanesbrands Inc.
6.38%, 12/15/20 (Call 12/15/15)[a]	13,030	13,518,625
Levi Strauss & Co.
5.00%, 05/01/25 (Call 05/01/20)[a]	10,315	10,469,725
6.88%, 05/01/22 (Call 05/01/17)	9,246	10,055,025

		34,043,375
AUTO MANUFACTURERS — 1.14%
FCA U.S. LLC/CG Co-Issuer Inc.
8.25%, 06/15/21 (Call 06/15/16)	55,567	59,387,231
Fiat Chrysler Automobile NV
4.50%, 04/15/20[a]	30,905	31,331,489
5.25%, 04/15/23[a]	27,340	27,271,650
General Motors Co.
3.50%, 10/02/18[a]	1,041	1,058,291
General Motors Financial Co. Inc.
3.15%, 01/15/20 (Call 12/15/19)[a]	1,225	1,221,129
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a,b]	7,700	7,584,500
4.13%, 12/15/18[a,b]	12,400	12,617,000
4.25%, 11/15/19[a,b]	10,240	10,419,200
5.63%, 02/01/23 (Call 02/01/18)[a,b]	8,950	9,207,313

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Navistar International Corp.
8.25%, 11/01/21 (Call 11/30/15)[a]	$21,781	$16,989,180

		177,086,983
AUTO PARTS & EQUIPMENT — 1.31%
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 03/15/16)[a]	6,806	7,095,255
6.63%, 10/15/22 (Call 10/15/17)[a]	10,125	10,707,188
Dana Holding Corp.
5.38%, 09/15/21 (Call 09/15/16)[a]	6,750	6,901,875
5.50%, 12/15/24 (Call 12/15/19)[a]	6,300	6,300,000
Goodyear Tire & Rubber Co. (The)
6.50%, 03/01/21 (Call 03/01/16)[a]	17,905	18,956,919
7.00%, 05/15/22 (Call 05/15/17)[a]	12,945	14,077,687
8.25%, 08/15/20 (Call 11/30/15)[a]	13,845	14,468,025
Lear Corp.
4.75%, 01/15/23 (Call 01/15/18)[a]	7,808	7,866,560
5.25%, 01/15/25 (Call 01/15/20)[a]	13,205	13,469,100
Schaeffler Finance BV
4.25%, 05/15/21 (Call 05/15/17)[a,b]	12,900	12,900,000
4.75%, 05/15/21 (Call 05/15/16)[b]	15,350	15,503,500
4.75%, 05/15/23 (Call 05/15/18)[b]	9,700	9,772,750
ZF North America Capital Inc.
4.00%, 04/29/20[b]	18,400	18,584,000
4.50%, 04/29/22[a,b]	19,700	19,749,250
4.75%, 04/29/25[b]	26,955	26,483,287

		202,835,396

Security	Principal (000s)	Value
BANKS — 3.08%
BBVA International Preferred SAU
5.92%, 04/29/49 (Call 04/18/17)[a,c]	$9,641	$9,761,513
BPCE SA
12.50%, 08/29/49 (Call 09/30/19)[b,c]	7,400	9,620,000
CIT Group Inc.
3.88%, 02/19/19[a]	19,900	20,148,750
4.25%, 08/15/17[a]	33,325	34,033,156
5.00%, 05/15/17[a]	21,167	21,828,469
5.00%, 08/15/22	24,150	25,417,875
5.00%, 08/01/23[a]	12,660	13,277,175
5.25%, 03/15/18[a]	30,501	31,987,924
5.38%, 05/15/20[a]	15,510	16,692,637
5.50%, 02/15/19[b]	32,924	34,981,750
6.63%, 04/01/18[b]	12,551	13,523,703
Commerzbank AG
8.13%, 09/19/23[a,b]	19,850	23,174,875
Credit Agricole SA
6.64%, 05/29/49 (Call 05/31/17)[a,b,c]	19,251	19,732,275
8.38%, 10/29/49 (Call 10/13/19)[b,c]	17,160	19,390,800
Fifth Third Bancorp
5.10%, 12/29/49 (Call 06/30/23)[a,c]	14,075	12,913,813
Royal Bank of Scotland Group PLC
5.13%, 05/28/24[a]	41,288	42,240,758
6.00%, 12/19/23[a]	38,971	42,181,119
6.10%, 06/10/23[a]	17,172	18,628,692
6.13%, 12/15/22	42,838	46,881,427
Royal Bank of Scotland NV
4.65%, 06/04/18[a]	7,850	8,144,375
Societe Generale SA
5.92%, 12/31/49 (Call 04/05/17)[a,b,c]	12,765	12,972,431

		477,533,517
BEVERAGES — 0.60%
Constellation Brands Inc.
3.75%, 05/01/21[a]	10,000	10,225,000
3.88%, 11/15/19[a]	6,625	6,890,000

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.25%, 05/01/23[a]	$19,845	$20,291,512
4.75%, 11/15/24[a]	5,831	6,107,973
6.00%, 05/01/22[a]	10,550	11,789,625
7.25%, 09/01/16[a]	2,150	2,244,063
7.25%, 05/15/17[a]	10,674	11,554,605
Cott Beverages Inc.
5.38%, 07/01/22 (Call 07/01/17)	10,175	10,124,125
6.75%, 01/01/20 (Call 01/01/17)[a]	12,805	13,541,287

		92,768,190
BIOTECHNOLOGY — 0.05%
Concordia Healthcare Corp.
7.00%, 04/15/23 (Call 04/15/18)[b]	4,500	3,915,000
9.50%, 10/21/22 (Call 12/15/18)[a,b]	4,500	4,410,000

		8,325,000
BUILDING MATERIALS — 0.77%
Builders FirstSource Inc.
10.75%, 08/15/23 (Call 08/15/18)[a,b]	14,990	15,514,650
Building Materials Corp. of America
5.38%, 11/15/24 (Call 11/15/19)[b]	18,660	19,219,800
6.00%, 10/15/25 (Call 10/15/20)[b]	8,975	9,558,375
Lafarge SA
6.50%, 07/15/16	1,100	1,137,629
Masco Corp.
4.45%, 04/01/25 (Call 01/01/25)[a]	8,500	8,521,250
5.95%, 03/15/22	5,777	6,369,143
6.13%, 10/03/16[a]	9,353	9,727,120
7.13%, 03/15/20[a]	8,845	10,282,312
USG Corp.
6.30%, 11/15/16[a]	7,169	7,401,992
9.75%, 01/15/18	9,248	10,404,000
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)[a]	9,125	9,307,500
7.50%, 06/15/21[a]	9,650	11,338,750

		118,782,521

Security	Principal (000s)	Value
CHEMICALS — 1.64%
Ashland Inc.
3.88%, 04/15/18 (Call 03/15/18)[a]	$10,250	$10,557,500
4.75%, 08/15/22 (Call 05/15/22)[a]	20,100	20,111,055
Axiall Corp.
4.88%, 05/15/23 (Call 05/15/18)[a]	8,830	8,410,575
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)[b]	3,500	3,771,250
10.00%, 10/15/25 (Call 10/15/20)[a,b]	2,000	2,165,000
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)[a,b]	23,440	17,550,700
7.00%, 05/15/25 (Call 05/15/20)[a,b]	14,420	10,742,900
Eagle Spinco Inc.
4.63%, 02/15/21 (Call 02/15/18)[a]	13,125	12,780,469
Hexion Inc.
6.63%, 04/15/20 (Call 11/30/15)[a]	31,048	26,390,800
8.88%, 02/01/18 (Call 11/30/15)	23,550	18,133,500
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 11/30/15)	9,400	4,888,000
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)[a]	12,175	11,474,937
5.13%, 11/15/22 (Call 08/15/22)[a,b]	9,600	8,976,000
INEOS Group Holdings SA
5.88%, 02/15/19 (Call 02/15/16)[a,b]	12,475	12,475,000
6.13%, 08/15/18 (Call 11/30/15)[a,b]	12,825	12,953,250
NOVA Chemicals Corp.
5.00%, 05/01/25 (Call 01/31/25)[a,b]	9,245	9,245,000
5.25%, 08/01/23 (Call 08/01/18)[a,b]	9,900	10,098,000

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a,b]	$20,975	$17,881,187
Tronox Finance LLC
6.38%, 08/15/20 (Call 11/30/15)	16,400	11,726,000
7.50%, 03/15/22 (Call 03/15/18)[b]	14,153	10,013,248
WR Grace & Co.-Conn
5.13%, 10/01/21[a,b]	12,750	13,260,000

		253,604,371
COAL — 0.27%
Arch Coal Inc.
7.00%, 06/15/19 (Call 11/30/15)	15,450	444,188
7.25%, 10/01/20 (Call 11/30/15)	7,380	212,175
7.25%, 06/15/21 (Call 06/15/16)	15,500	426,250
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)[a]	25,410	16,516,500
8.00%, 04/01/23 (Call 04/01/18)[a,b]	8,500	6,226,250
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[b]	20,000	5,450,000
Peabody Energy Corp.
6.00%, 11/15/18[a]	21,240	3,717,000
6.25%, 11/15/21	21,528	3,121,560
6.50%, 09/15/20	9,145	1,244,634
10.00%, 03/15/22 (Call 03/15/18)[a,b]	14,055	3,794,850

		41,153,407
COMMERCIAL SERVICES — 3.17%
ADT Corp. (The)
2.25%, 07/15/17	8,573	8,519,419
3.50%, 07/15/22[a]	19,621	18,296,582
4.13%, 04/15/19[a]	7,975	8,154,438
4.13%, 06/15/23[a]	10,225	9,854,344
6.25%, 10/15/21[a]	21,400	23,112,000
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)[a]	17,950	17,456,375

Security	Principal (000s)	Value
8.75%, 12/01/20 (Call 12/01/15)[a]	$17,571	$14,496,075
Ashtead Capital Inc.
5.63%, 10/01/24 (Call 10/01/19)[a,b]	10,535	10,930,062
6.50%, 07/15/22 (Call 07/15/17)[a,b]	17,230	18,436,100
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[a,b]	6,615	6,730,763
5.50%, 04/01/23 (Call 04/01/18)[a]	13,750	14,231,250
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 02/01/16)[b]	19,950	16,957,500
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[b]	12,230	10,380,213
Hertz Corp. (The)
5.88%, 10/15/20 (Call 11/30/15)[a]	14,300	14,800,500
6.25%, 10/15/22 (Call 10/15/17)[a]	9,400	9,823,000
6.75%, 04/15/19 (Call 11/30/15)[a]	24,990	25,645,987
7.38%, 01/15/21 (Call 01/15/16)[a]	11,282	11,747,382
7.50%, 10/15/18 (Call 11/30/15)	9,400	9,599,750
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	19,767	19,915,252
6.00%, 08/15/23 (Call 08/15/18)[a]	12,615	13,088,062
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a,b]	22,469	22,356,655
Laureate Education Inc.
9.25%, 09/01/19 (Call 11/30/15)[a,b]	25,800	20,511,000

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Leidos Holdings Inc.
4.45%, 12/01/20 (Call 09/01/20)	$9,200	$9,073,722
RR Donnelley & Sons Co.
6.00%, 04/01/24	6,225	5,680,313
7.00%, 02/15/22	7,350	7,239,750
7.88%, 03/15/21[a]	7,075	7,375,688
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 07/15/17)[a]	7,750	8,195,625
5.38%, 05/15/24 (Call 05/15/19)	13,420	14,309,075
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)[a]	19,495	19,543,737
5.50%, 07/15/25 (Call 07/15/20)[a]	14,620	14,583,450
5.75%, 11/15/24 (Call 05/15/19)[a]	17,825	18,181,500
6.13%, 06/15/23 (Call 12/15/17)[a]	16,464	17,122,560
7.38%, 05/15/20 (Call 05/15/16)[a]	13,554	14,401,125
7.63%, 04/15/22 (Call 04/15/17)[a]	25,000	27,127,750
8.25%, 02/01/21 (Call 02/01/16)[a]	4,156	4,374,190

		492,251,194
COMPUTERS — 0.65%
Dell Inc.
4.63%, 04/01/21	7,660	7,353,600
5.65%, 04/15/18	7,209	7,533,405
5.88%, 06/15/19[a]	9,150	9,561,750
NCR Corp.
4.63%, 02/15/21 (Call 02/15/17)	8,250	8,105,625
5.00%, 07/15/22 (Call 07/15/17)	9,114	8,954,505
5.88%, 12/15/21 (Call 12/15/17)	6,025	6,009,938
6.38%, 12/15/23 (Call 12/15/18)[a]	11,575	11,835,437

Security	Principal (000s)	Value
SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/30/15)	$16,915	$17,507,025
7.38%, 11/15/18 (Call 11/30/15)[a]	8,225	8,399,781
7.63%, 11/15/20 (Call 11/30/15)	15,140	15,764,525

		101,025,591
COSMETICS & PERSONAL CARE — 0.08%
Avon Products Inc.
6.35%, 03/15/20	8,350	6,763,500
6.75%, 03/15/23	7,168	5,214,720

		11,978,220
DISTRIBUTION & WHOLESALE — 0.46%
HD Supply Inc.
5.25%, 12/15/21 (Call 12/15/17)[a,b]	23,715	24,841,463
7.50%, 07/15/20 (Call 10/15/16)[a]	24,082	25,647,330
11.50%, 07/15/20 (Call 10/15/16)	18,795	21,238,350

		71,727,143
DIVERSIFIED FINANCIAL SERVICES — 6.67%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
2.75%, 05/15/17	7,500	7,471,875
3.75%, 05/15/19	21,500	21,715,000
4.25%, 07/01/20[a]	12,250	12,495,000
4.50%, 05/15/21[a]	20,500	21,063,750
4.63%, 10/30/20	7,840	8,114,400
4.63%, 07/01/22[a]	10,455	10,690,238
5.00%, 10/01/21[a]	15,440	16,134,800
Aircastle Ltd.
4.63%, 12/15/18	6,800	7,038,000
5.13%, 03/15/21[a]	10,100	10,605,000
5.50%, 02/15/22[a]	9,593	10,144,598
6.25%, 12/01/19[a]	6,850	7,483,625
6.75%, 04/15/17[a]	7,900	8,334,500
Ally Financial Inc.
2.75%, 01/30/17	14,865	14,939,325
3.25%, 02/13/18	11,660	11,718,300
3.50%, 01/27/19	15,050	15,162,875
3.60%, 05/21/18[a]	20,200	20,503,000

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
3.75%, 11/18/19[a]	$14,900	$15,093,700
4.13%, 03/30/20[a]	15,490	15,974,062
4.13%, 02/13/22[a]	14,945	15,243,900
4.63%, 05/19/22	7,750	8,060,000
4.63%, 03/30/25[a]	8,300	8,383,000
4.75%, 09/10/18	13,375	13,960,156
5.13%, 09/30/24[a]	14,605	15,371,762
5.50%, 02/15/17[a]	24,217	25,064,595
6.25%, 12/01/17	20,360	21,734,300
7.50%, 09/15/20	7,900	9,223,250
8.00%, 12/31/18[a]	7,775	8,727,438
8.00%, 03/15/20	18,810	22,195,800
E*TRADE Financial Corp.
5.38%, 11/15/22 (Call 11/15/17)[a]	14,380	15,422,550
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
3.50%, 03/15/17 (Call 02/15/17)[a]	21,955	22,122,956
4.88%, 03/15/19 (Call 07/15/16)[a]	24,475	25,033,030
5.88%, 02/01/22 (Call 08/01/17)[a]	24,245	24,972,350
6.00%, 08/01/20 (Call 02/01/17)	32,025	33,344,882
International Lease Finance Corp.
3.88%, 04/15/18[a]	12,965	13,159,475
4.63%, 04/15/21[a]	7,600	7,828,000
5.88%, 04/01/19	15,500	16,607,966
5.88%, 08/15/22[a]	12,750	13,865,625
6.25%, 05/15/19[a]	22,200	24,087,000
8.25%, 12/15/20[a]	19,787	23,546,965
8.63%, 01/15/22[a]	11,936	14,632,483
8.75%, 03/15/17	29,899	32,216,172
8.88%, 09/01/17	7,790	8,578,738
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 04/15/17)[b]	7,520	7,031,200
7.38%, 04/01/20 (Call 04/01/16)[a,b]	11,500	11,270,000
7.50%, 04/15/21 (Call 10/15/17)[a,b]	8,550	8,229,375

Security	Principal (000s)	Value
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 11/30/15)[a]	$7,700	$7,507,500
6.50%, 07/01/21 (Call 01/01/17)[a]	8,900	8,210,250
7.88%, 10/01/20 (Call 10/01/16)	7,200	7,092,000
Navient Corp.
4.63%, 09/25/17[a]	7,921	8,000,210
4.88%, 06/17/19[a]	18,610	18,005,175
5.00%, 10/26/20[a]	8,351	7,818,624
5.50%, 01/15/19[a]	23,000	22,770,000
5.50%, 01/25/23[a]	19,015	17,065,962
5.88%, 03/25/21[a]	7,775	7,366,813
5.88%, 10/25/24[a]	8,300	7,324,750
6.00%, 01/25/17	19,571	20,060,275
6.13%, 03/25/24[a]	14,018	12,686,290
7.25%, 01/25/22[a]	12,654	12,464,190
8.00%, 03/25/20[a]	28,090	29,775,400
8.45%, 06/15/18	48,523	52,040,917
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (Call 12/15/16)[b]	13,331	14,097,533
7.25%, 12/15/21 (Call 12/15/17)[b]	16,302	17,015,212
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a,b]	23,660	23,393,825
Springleaf Finance Corp.
5.25%, 12/15/19[a]	13,400	13,299,500
6.90%, 12/15/17	29,526	31,076,115
7.75%, 10/01/21	12,100	13,037,750

		1,034,703,307
ELECTRIC — 3.55%
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)[a]	14,130	13,105,575
5.50%, 03/15/24 (Call 03/15/19)[a]	14,650	13,880,875
5.50%, 04/15/25 (Call 04/15/20)[a]	9,700	9,021,000
7.38%, 07/01/21 (Call 06/01/21)[a]	21,225	22,604,625
8.00%, 06/01/20[a]	6,980	7,765,250

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/18)[a]	$24,060	$23,007,375
5.50%, 02/01/24 (Call 02/01/19)[a]	13,597	12,849,165
5.75%, 01/15/25 (Call 10/15/19)[a]	29,900	28,330,250
5.88%, 01/15/24 (Call 11/01/18)[a,b]	7,750	8,118,125
6.00%, 01/15/22 (Call 11/01/16)[b]	12,366	12,984,300
7.88%, 01/15/23 (Call 01/15/17)[a,b]	13,176	14,131,260
DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)[a]	1,115	1,140,088
7.25%, 10/15/21 (Call 07/15/21)	15,937	16,031,972
Dynegy Inc.
5.88%, 06/01/23 (Call 06/01/18)[a]	7,200	6,732,000
6.75%, 11/01/19 (Call 05/01/17)	39,825	39,825,000
7.38%, 11/01/22 (Call 11/01/18)[a]	33,510	33,593,775
7.63%, 11/01/24 (Call 11/01/19)[a]	24,620	24,681,550
Enel SpA
8.75%, 09/24/73 (Call 09/24/23)[b,c]	20,707	23,891,737
FirstEnergy Corp.
Series A
2.75%, 03/15/18 (Call 02/15/18)	9,400	9,453,676
Series B
4.25%, 03/15/23 (Call 12/15/22)	15,050	15,178,373
FirstEnergy Transmission LLC
4.35%, 01/15/25 (Call 10/15/24)[a,b]	9,100	9,270,074
GenOn Energy Inc.
7.88%, 06/15/17[a]	11,370	10,545,675
9.50%, 10/15/18	11,080	9,750,400

Security	Principal (000s)	Value
9.88%, 10/15/20 (Call 11/30/15)[a]	$11,700	$9,711,000
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)[b]	2,525	2,526,538
5.00%, 05/01/18 (Call 04/01/18)[a]	6,250	6,578,978
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	19,730	18,250,250
6.25%, 05/01/24 (Call 05/01/19)[a]	19,350	17,269,875
6.63%, 03/15/23 (Call 09/15/17)[a]	18,015	16,618,837
7.63%, 01/15/18[a]	20,480	21,452,800
7.88%, 05/15/21 (Call 05/15/16)[a]	22,408	22,239,940
8.25%, 09/01/20 (Call 11/30/15)[a]	19,150	19,676,625
PPL Capital Funding Inc.
Series A
6.70%, 03/30/67 (Call 03/30/17)[c]	350	295,750
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	13,770	11,842,200
4.63%, 07/15/19 (Call 07/15/16)[b]	22,325	20,371,562
6.50%, 05/01/18	7,150	7,275,125
6.50%, 06/01/25 (Call 06/01/20)[a,b]	11,485	10,164,225

		550,165,825
ELECTRICAL COMPONENTS & EQUIPMENT — 0.24%
Anixter Inc.
5.13%, 10/01/21	5,950	6,098,750
Edgewell Personal Care Co.
4.70%, 05/19/21	5,750	5,922,500
4.70%, 05/24/22	11,865	12,131,963
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[a,b]	12,175	12,394,150

		36,547,363

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ENERGY – ALTERNATE SOURCES — 0.10%
TerraForm Power Operating LLC
5.88%, 02/01/23 (Call 02/01/18)[a,b]	$17,410	$16,104,250

		16,104,250
ENGINEERING & CONSTRUCTION — 0.32%
Abengoa Finance SAU
7.75%, 02/01/20[a,b]	9,070	3,900,100
8.88%, 11/01/17[b]	11,843	6,276,790
AECOM
5.75%, 10/15/22 (Call 10/15/17)[b]	12,425	12,922,000
5.88%, 10/15/24 (Call 07/15/24)[b]	14,124	14,618,340
SBA Communications Corp.
4.88%, 07/15/22 (Call 07/15/17)[a]	12,292	12,599,300

		50,316,530
ENTERTAINMENT — 1.54%
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)[a]	11,250	11,025,000
5.13%, 12/15/22 (Call 12/15/17)[a]	5,500	5,513,750
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)[a]	8,350	8,621,375
4.88%, 11/01/20 (Call 08/01/20)[a]	16,475	16,969,250
5.38%, 11/01/23 (Call 08/01/23)	10,950	11,059,500
International Game Technology
7.50%, 06/15/19[a]	8,250	8,868,750
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a,b]	12,380	12,503,800
6.25%, 02/15/22 (Call 08/15/21)[b]	29,375	28,714,062
6.50%, 02/15/25 (Call 08/15/24)[a,b]	18,540	17,473,950

Security	Principal (000s)	Value
Pinnacle Entertainment Inc.
6.38%, 08/01/21 (Call 08/01/16)	$12,940	$13,764,925
7.50%, 04/15/21 (Call 11/30/15)	15,805	16,654,519
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)[a]	13,450	13,786,250
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a,b]	16,710	16,710,000
10.00%, 12/01/22 (Call 12/01/18)[a]	41,700	36,904,500
WMG Acquisition Corp.
6.00%, 01/15/21 (Call 01/15/16)[a,b]	9,139	9,390,323
6.75%, 04/15/22 (Call 04/15/17)[b]	11,400	10,602,000

		238,561,954
ENVIRONMENTAL CONTROL — 0.35%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)	9,925	10,173,125
5.25%, 08/01/20 (Call 08/01/16)[a]	14,379	14,882,265
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	9,300	9,230,250
6.38%, 10/01/22 (Call 04/01/17)[a]	6,225	6,520,688
7.25%, 12/01/20 (Call 12/01/15)	5,748	5,963,550
Tervita Corp.
8.00%, 11/15/18 (Call 11/30/15)[b]	10,350	7,607,250

		54,377,128
FOOD — 1.02%
Albertson’s Holdings LLC/Safeway Inc.
7.75%, 10/15/22 (Call 10/15/17)[a,b]	11,672	12,605,760
Aramark Services Inc.
5.75%, 03/15/20 (Call 11/30/15)[a]	15,200	15,846,000

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Post Holdings Inc.
6.00%, 12/15/22 (Call 06/15/18)[b]	$10,950	$10,977,375
6.75%, 12/01/21 (Call 12/01/17)[b]	16,575	17,072,250
7.38%, 02/15/22 (Call 02/15/17)[a]	27,600	29,049,000
7.75%, 03/15/24 (Call 09/15/18)[a,b]	15,190	16,215,325
8.00%, 07/15/25 (Call 07/15/20)[a,b]	8,820	9,547,650
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 11/30/15)[a,b]	6,925	7,046,188
6.63%, 08/15/22 (Call 08/15/17)	18,369	19,608,907
7.75%, 07/01/17[a]	7,329	7,915,320
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/17)	7,300	7,081,000
8.00%, 05/01/16	1,661	1,698,373
U.S. Foods Inc.
8.50%, 06/30/19 (Call 11/30/15)	2,700	2,808,000

		157,471,148
FOREST PRODUCTS & PAPER — 0.01%
Verso Paper Holdings LLC/Verso Paper Inc.
11.75%, 01/15/19 (Call 11/30/15)	6,740	1,516,500

		1,516,500
GAS — 0.30%
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)	8,450	7,858,500
6.88%, 10/15/21 (Call 10/15/16)	6,625	6,393,125
Sabine Pass LNG LP
6.50%, 11/01/20 (Call 11/01/16)[a]	9,550	9,597,750
7.50%, 11/30/16[a]	22,450	23,165,594

		47,014,969

Security	Principal (000s)	Value
HEALTH CARE – PRODUCTS — 1.31%
Alere Inc.
6.38%, 07/01/23 (Call 07/01/18)[a,b]	$6,645	$6,910,800
6.50%, 06/15/20 (Call 06/15/16)[a]	10,275	10,608,938
7.25%, 07/01/18 (Call 12/15/15)	4,200	4,378,500
ConvaTec Healthcare E SA
10.50%, 12/15/18 (Call 11/30/15)[b]	13,647	14,090,527
Crimson Merger Sub Inc.
6.63%, 05/15/22 (Call 05/15/17)[a,b]	25,425	21,865,500
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[b]	18,775	18,587,250
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[a,b]	17,818	18,486,175
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/30/15)	32,209	33,859,711
12.50%, 11/01/19 (Call 11/30/15)[a]	9,590	10,165,400
Mallinckrodt International Finance SA
4.75%, 04/15/23	10,100	8,888,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[a,b]	13,745	13,178,019
5.50%, 04/15/25 (Call 04/15/20)[a,b]	14,530	13,185,975
5.63%, 10/15/23 (Call 10/15/18)[a,b]	14,120	13,325,750
5.75%, 08/01/22 (Call 08/01/17)[a,b]	16,250	15,356,250

		202,886,795

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 6.57%
Amsurg Corp.
5.63%, 07/15/22 (Call 07/15/17)	$22,923	$22,521,848
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 11/30/15)[a]	26,585	27,083,469
5.13%, 08/01/21 (Call 02/01/17)[a]	16,254	16,782,255
6.88%, 02/01/22 (Call 02/01/18)[a]	56,950	57,377,125
7.13%, 07/15/20 (Call 07/15/16)[a]	22,790	23,416,725
8.00%, 11/15/19 (Call 11/30/15)[a]	36,501	37,869,787
DaVita HealthCare Partners Inc.
5.00%, 05/01/25 (Call 05/01/20)	29,577	29,281,230
5.13%, 07/15/24 (Call 07/15/19)[a]	31,000	31,465,000
5.75%, 08/15/22 (Call 08/15/17)	22,750	23,887,500
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[b]	8,950	9,173,750
4.75%, 10/15/24 (Call 07/17/24)[b]	5,940	5,999,400
5.63%, 07/31/19[a,b]	14,200	15,478,000
5.88%, 01/31/22[b]	15,724	17,178,470
6.50%, 09/15/18[a,b]	6,241	6,865,100
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[a,b]	9,900	10,815,750
6.88%, 07/15/17[a]	6,750	7,256,250
HCA Holdings Inc.
6.25%, 02/15/21[a]	17,585	19,167,650
HCA Inc.
3.75%, 03/15/19	28,405	28,760,062
4.25%, 10/15/19[a]	10,200	10,480,500
4.75%, 05/01/23[a]	21,185	21,714,625
5.00%, 03/15/24	39,400	40,483,500

Security	Principal (000s)	Value
5.25%, 04/15/25	$24,755	$25,683,312
5.38%, 02/01/25[a]	50,980	52,381,950
5.88%, 03/15/22	24,000	26,340,000
5.88%, 05/01/23[a]	22,150	23,506,687
6.50%, 02/15/20[a]	54,461	60,792,091
7.50%, 02/15/22[a]	36,554	42,037,100
8.00%, 10/01/18[a]	8,600	9,718,000
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)[a]	16,865	16,865,000
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 04/15/17)[a]	9,025	8,528,625
8.75%, 01/15/23	11,965	12,473,513
LifePoint Health Inc.
5.50%, 12/01/21 (Call 12/01/16)	20,500	20,679,375
6.63%, 10/01/20 (Call 11/30/15)[a]	6,100	6,313,500
MPH Acquisition Holdings LLC
6.63%, 04/01/22 (Call 04/01/17)[a,b]	18,525	18,895,500
Tenet Healthcare Corp.
4.38%, 10/01/21[a]	20,445	20,393,888
4.50%, 04/01/21	15,625	15,664,063
4.75%, 06/01/20[a]	8,924	9,057,860
5.00%, 03/01/19[a]	21,175	20,698,563
5.50%, 03/01/19	8,900	8,766,500
6.00%, 10/01/20[a]	33,214	35,622,015
6.25%, 11/01/18[a]	14,960	15,951,100
6.75%, 06/15/23[a]	34,930	34,624,362
8.00%, 08/01/20 (Call 11/30/15)[a]	14,010	14,500,350
8.13%, 04/01/22[a]	53,000	55,981,250

		1,018,532,600
HOLDING COMPANIES – DIVERSIFIED — 0.54%
Argos Merger Sub Inc.
7.13%, 03/15/23 (Call 03/15/18)[a,b]	35,265	37,116,412
HRG Group Inc.
7.75%, 01/15/22 (Call 01/15/17)[b]	2,050	2,034,625
7.75%, 01/15/22 (Call 01/15/17)	11,144	11,060,420

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
7.88%, 07/15/19 (Call 01/15/16)[b]	$1,215	$1,289,419
7.88%, 07/15/19 (Call 01/15/16)	8,725	9,259,406
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	12,350	12,291,897
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 10/01/16)[a,b]	10,915	11,297,025

		84,349,204
HOME BUILDERS — 1.09%
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/15/15)[a,b]	10,375	10,349,062
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[b]	10,400	10,166,000
CalAtlantic Group Inc.
8.38%, 05/15/18	7,625	8,730,625
8.38%, 01/15/21[a]	6,020	7,103,600
DR Horton Inc.
3.63%, 02/15/18 (Call 11/15/17)[a]	5,700	5,799,750
3.75%, 03/01/19 (Call 12/01/18)[a]	7,250	7,395,000
4.00%, 02/15/20[a]	10,908	11,235,240
5.75%, 08/15/23 (Call 05/15/23)[a]	5,600	6,076,000
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 11/30/15)[a,b]	11,550	10,885,875
KB Home
4.75%, 05/15/19 (Call 02/15/19)	6,524	6,409,830
7.00%, 12/15/21 (Call 09/15/21)	8,513	8,598,130

Security	Principal (000s)	Value
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	$7,550	$7,814,250
4.50%, 11/15/19 (Call 08/15/19)[a]	10,115	10,469,025
4.75%, 11/15/22 (Call 08/15/22)[a]	9,320	9,343,300
4.75%, 05/30/25 (Call 02/28/25)[a]	7,825	7,746,750
4.88%, 12/15/23	3,180	3,168,075
12.25%, 06/01/17	5,325	6,117,094
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 04/15/16)[a,b]	10,850	10,958,500
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)[a]	5,950	5,890,500
5.88%, 02/15/22 (Call 11/15/21)	7,391	7,945,325
8.91%, 10/15/17	5,800	6,525,000

		168,726,931
HOUSEHOLD PRODUCTS & WARES — 1.33%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 11/30/15)[a]	58,775	61,061,935
6.88%, 02/15/21 (Call 02/15/16)[a]	21,350	22,257,375
7.88%, 08/15/19 (Call 11/30/15)	12,770	13,248,875
8.25%, 02/15/21 (Call 02/15/16)[a]	17,755	18,465,200
8.50%, 05/15/18 (Call 11/30/15)[a]	13,160	13,291,600
9.00%, 04/15/19 (Call 11/30/15)[a]	12,200	12,474,500
9.88%, 08/15/19 (Call 11/30/15)[a]	24,611	25,903,078
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[a,b]	17,700	18,872,625

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.38%, 11/15/20 (Call 11/15/16)	$8,210	$8,764,175
6.63%, 11/15/22 (Call 11/15/17)[a]	10,860	11,864,550

		206,203,913
INSURANCE — 0.59%
Genworth Holdings Inc.
4.80%, 02/15/24	7,600	5,700,000
4.90%, 08/15/23	7,725	5,793,750
6.15%, 11/15/66 (Call 11/15/16)[c]	9,100	4,004,000
6.52%, 05/22/18	9,652	9,820,910
7.20%, 02/15/21	7,550	7,285,750
7.63%, 09/24/21	14,975	13,971,675
7.70%, 06/15/20[a]	7,800	7,839,000
HUB International Ltd.
7.88%, 10/01/21 (Call 10/01/16)[b]	23,520	23,343,600
Voya Financial Inc.
5.65%, 05/15/53 (Call 05/15/23)[a,c]	13,575	13,778,625

		91,537,310
INTERNET — 1.07%
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)[a]	7,500	7,818,750
5.38%, 01/01/22 (Call 01/01/18)	12,950	13,532,750
5.38%, 04/01/23 (Call 04/01/18)[a]	18,559	19,301,360
5.75%, 01/01/25 (Call 01/01/20)[a]	9,330	9,749,850
IAC/InterActiveCorp
4.75%, 12/15/22 (Call 12/15/17)	9,950	9,353,000
4.88%, 11/30/18 (Call 11/30/15)	6,850	7,021,250
Netflix Inc.
5.38%, 02/01/21[a]	7,300	7,701,500
5.50%, 02/15/22[a,b]	13,100	13,820,500
5.75%, 03/01/24[a]	9,200	9,741,788
5.88%, 02/15/25[a,b]	14,045	14,817,475

Security	Principal (000s)	Value
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)[a]	$11,950	$11,920,125
5.25%, 04/01/25 (Call 01/01/25)[a]	10,140	10,292,100
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)[a,b]	28,125	28,673,437
10.13%, 07/01/20 (Call 07/01/16)	1,702	1,855,180

		165,599,065
IRON & STEEL — 1.85%
AK Steel Corp.
7.63%, 05/15/20 (Call 11/30/15)[a]	9,475	4,737,500
7.63%, 10/01/21 (Call 10/01/17)[a]	6,400	3,088,000
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	11,130	9,516,150
7.38%, 08/15/23 (Call 05/15/23)	8,750	7,437,500
ArcelorMittal
5.13%, 06/01/20[a]	10,190	9,731,450
5.25%, 02/25/17	24,051	24,231,382
6.00%, 08/05/20	19,728	18,790,920
6.13%, 06/01/18[a]	29,276	29,495,570
6.13%, 06/01/25[a]	8,295	7,162,152
6.25%, 03/01/21[a]	28,535	26,965,575
7.00%, 02/25/22[a]	21,175	20,063,312
10.60%, 06/01/19	29,246	32,243,715
Cliffs Natural Resources Inc.
4.88%, 04/01/21 (Call 01/01/21)[a]	425	123,250
7.75%, 03/31/20 (Call 03/31/17)[a,b]	8,897	3,558,800
8.25%, 03/31/20 (Call 03/31/18)[a,b]	9,450	8,457,750
Commercial Metals Co.
6.50%, 07/15/17[a]	6,928	7,205,120
7.35%, 08/15/18[a]	10,250	10,993,125
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/17)[a]	11,886	11,796,855

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.25%, 04/15/23 (Call 04/15/18)	$6,475	$6,345,500
5.50%, 10/01/24 (Call 10/01/19)[a]	9,000	8,797,500
6.13%, 08/15/19 (Call 08/15/16)[a]	7,300	7,610,250
U.S. Steel Corp.
6.05%, 06/01/17	7,034	6,576,790
7.00%, 02/01/18[a]	9,450	8,245,125
7.38%, 04/01/20[a]	11,000	8,250,000
7.50%, 03/15/22 (Call 03/15/17)[a]	7,275	5,619,938

		287,043,229
LEISURE TIME — 0.07%
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22[a]	9,595	10,182,694

		10,182,694
LODGING — 1.94%
Boyd Gaming Corp.
6.88%, 05/15/23 (Call 05/15/18)[a]	14,465	15,296,738
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 10/01/16)[a]	18,700	18,559,750
11.00%, 10/01/21 (Call 10/01/16)[a]	20,750	19,868,125
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	8,700	8,961,000
6.00%, 06/01/25 (Call 06/01/20)[a]	8,990	9,282,175
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 10/15/16)[a]	24,654	25,794,247
MGM Resorts International
5.25%, 03/31/20[a]	8,900	9,100,250
6.00%, 03/15/23[a]	22,585	22,895,544
6.63%, 12/15/21[a]	24,850	26,481,402
6.75%, 10/01/20[a]	17,050	18,200,875

Security	Principal (000s)	Value
7.63%, 01/15/17[a]	$11,650	$12,378,125
7.75%, 03/15/22[a]	19,750	21,885,963
8.63%, 02/01/19[a]	15,212	17,227,590
10.00%, 11/01/16	7,650	8,223,750
11.38%, 03/01/18[a]	10,070	11,857,425
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[a,b]	7,600	6,745,000
5.38%, 03/15/22 (Call 03/15/17)[a]	16,600	16,434,000
5.50%, 03/01/25 (Call 12/01/24)[a,b]	33,812	31,656,485

		300,848,444
MACHINERY — 0.89%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[a,b]	13,500	13,533,750
Case New Holland Industrial Inc.
7.88%, 12/01/17	28,960	31,313,000
CNH Industrial Capital LLC
3.25%, 02/01/17	8,200	8,220,500
3.38%, 07/15/19[a]	9,000	8,853,750
3.63%, 04/15/18[a]	12,350	12,380,875
3.88%, 11/01/15	1,870	1,870,000
3.88%, 07/16/18[b]	13,375	13,408,438
6.25%, 11/01/16	9,220	9,519,650
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)[a]	16,850	16,681,500
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[a]	20,245	22,016,437

		137,797,900
MANUFACTURING — 0.84%
Bombardier Inc.
4.75%, 04/15/19[b]	10,655	9,216,575
5.50%, 09/15/18[a,b]	14,850	13,921,875
5.75%, 03/15/22[b]	8,550	6,609,150
6.00%, 10/15/22 (Call 04/15/17)[a,b]	22,203	17,096,310
6.13%, 01/15/23[a,b]	25,300	19,607,500
7.50%, 03/15/18[a,b]	11,400	11,286,000

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
7.50%, 03/15/25 (Call 03/15/20)[a,b]	$27,830	$21,707,400
7.75%, 03/15/20[a,b]	15,620	13,628,450
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[a,b]	21,360	17,088,000

		130,161,260
MEDIA — 9.32%
Altice U.S. Finance I Corp.
5.38%, 07/15/23 (Call 07/15/18)[b]	19,850	19,998,875
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)[a]	9,975	10,024,875
7.75%, 07/15/21 (Call 07/15/16)	10,470	11,202,900
Cablevision Systems Corp.
5.88%, 09/15/22[a]	13,350	11,113,875
7.75%, 04/15/18	14,800	15,466,000
8.00%, 04/15/20[a]	8,850	8,584,500
8.63%, 09/15/17[a]	15,670	16,688,550
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)[a]	18,825	18,825,000
5.13%, 05/01/23 (Call 05/01/18)[a,b]	21,500	21,473,125
5.25%, 03/15/21 (Call 03/15/16)[a]	7,250	7,449,375
5.25%, 09/30/22 (Call 09/30/17)[a]	23,676	23,912,760
5.38%, 05/01/25 (Call 05/01/20)[a,b]	12,725	12,597,750
5.75%, 09/01/23 (Call 03/01/18)[a]	9,350	9,607,125
5.75%, 01/15/24 (Call 07/15/18)[a]	18,092	18,589,530
5.88%, 05/01/27 (Call 05/01/21)[a,b]	15,100	15,071,612
6.50%, 04/30/21 (Call 11/30/15)[a]	28,645	30,077,250
6.63%, 01/31/22 (Call 01/31/17)	15,289	16,149,006

Security	Principal (000s)	Value
7.00%, 01/15/19 (Call 11/30/15)	$7,496	$7,683,400
7.38%, 06/01/20 (Call 12/01/15)	12,020	12,500,800
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[a,b]	25,250	24,150,250
6.38%, 09/15/20 (Call 11/30/15)[b]	27,907	27,976,767
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	12,770	13,025,400
6.50%, 11/15/22 (Call 11/15/17)[a]	35,509	37,053,641
Series A
7.63%, 03/15/20 (Call 11/30/15)	500	507,500
Series B
7.63%, 03/15/20 (Call 11/30/15)[a]	33,980	35,169,300
CSC Holdings LLC
5.25%, 06/01/24[a]	13,550	11,924,000
6.75%, 11/15/21	18,895	18,280,912
8.63%, 02/15/19[a]	10,314	11,087,550
DISH DBS Corp.
4.25%, 04/01/18	21,900	21,927,375
4.63%, 07/15/17[a]	13,500	13,803,750
5.00%, 03/15/23[a]	27,875	25,784,375
5.13%, 05/01/20	19,750	19,700,625
5.88%, 07/15/22	36,650	35,825,375
5.88%, 11/15/24[a]	37,754	36,149,455
6.75%, 06/01/21	40,880	42,208,600
7.88%, 09/01/19	27,131	29,708,445
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 11/30/15)[a]	29,950	25,382,625
9.00%, 03/01/21 (Call 03/01/16)[a]	32,640	26,846,400
9.00%, 09/15/22 (Call 09/15/17)[a]	18,500	15,123,750
10.00%, 01/15/18 (Call 07/15/16)[a]	12,200	6,435,500

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
10.63%, 03/15/23 (Call 03/15/18)	$18,720	$15,724,800
11.25%, 03/01/21 (Call 03/01/16)	11,225	9,597,375
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.75%, 04/01/21 (Call 04/01/16)[a]	13,300	14,563,500
Neptune Finco Corp.
6.63%, 10/15/25 (Call 10/15/20)[a,b]	11,625	12,235,313
10.13%, 01/15/23 (Call 01/15/19)[b]	24,130	25,517,475
10.88%, 10/15/25 (Call 10/15/20)[b]	30,500	32,520,625
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 10/01/16)[a]	12,850	13,203,375
5.00%, 04/15/22 (Call 04/15/17)[a,b]	41,065	41,732,306
Numericable-SFR SAS
4.88%, 05/15/19 (Call 05/15/16)[a,b]	45,460	45,687,300
6.00%, 05/15/22 (Call 05/15/17)[a,b]	77,862	77,862,000
6.25%, 05/15/24 (Call 05/15/19)[a,b]	24,150	24,150,000
Quebecor Media Inc.
5.75%, 01/15/23[a]	17,642	18,083,050
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 04/01/16)[a]	9,950	9,974,875
5.63%, 08/01/24 (Call 08/01/19)[a,b]	9,650	9,432,875
6.13%, 10/01/22 (Call 10/01/17)[a]	8,825	9,067,688
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 05/15/16)[a,b]	7,400	7,529,500
4.63%, 05/15/23 (Call 05/15/18)[a,b]	8,125	8,033,594

Security	Principal (000s)	Value
5.38%, 04/15/25 (Call 04/15/20)[a,b]	$18,300	$18,711,750
5.75%, 08/01/21 (Call 08/01/16)[a,b]	11,375	11,915,313
5.88%, 10/01/20 (Call 10/01/16)[a,b]	12,200	12,886,250
6.00%, 07/15/24 (Call 07/15/19)[b]	29,900	31,544,500
TEGNA Inc.
5.13%, 10/15/19 (Call 10/15/16)	9,479	9,881,858
5.13%, 07/15/20 (Call 07/15/16)[a]	9,750	10,164,375
6.38%, 10/15/23 (Call 10/15/18)[a]	12,380	13,339,450
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[a,b]	19,080	19,580,850
Unitymedia GmbH
6.13%, 01/15/25 (Call 01/15/20)[a,b]	17,100	17,506,125
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.00%, 01/15/25 (Call 01/15/20)[a,b]	9,675	9,650,813
5.50%, 01/15/23 (Call 01/15/18)[b]	17,290	17,770,662
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a,b]	22,580	22,297,750
5.13%, 02/15/25 (Call 02/15/20)[a,b]	30,245	29,640,100
6.75%, 09/15/22 (Call 09/15/17)[b]	20,503	21,681,922
8.50%, 05/15/21 (Call 11/30/15)[a,b]	13,350	13,950,750
Videotron Ltd.
5.00%, 07/15/22[a]	14,050	14,576,875
5.38%, 06/15/24 (Call 03/15/24)[b]	13,200	13,596,000

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 11/30/15)[a]	$16,325	$16,365,812

		1,445,064,709
MINING — 1.70%
Alcoa Inc.
5.13%, 10/01/24 (Call 07/01/24)[a]	23,000	22,798,750
5.40%, 04/15/21 (Call 01/15/21)[a]	23,279	24,093,765
5.55%, 02/01/17	3,300	3,419,625
5.72%, 02/23/19[a]	14,240	15,147,800
5.87%, 02/23/22[a]	13,055	13,577,200
6.15%, 08/15/20[a]	19,613	20,740,747
6.75%, 07/15/18[a]	16,135	17,811,104
Aleris International Inc.
7.63%, 02/15/18 (Call 11/30/15)[a]	3,303	3,096,563
7.88%, 11/01/20 (Call 11/30/15)[a]	4,635	4,356,900
FMG Resources August 2006 Pty Ltd.
6.88%, 04/01/22 (Call 04/01/17)[a,b]	20,575	14,711,125
8.25%, 11/01/19 (Call 11/30/15)[a,b]	18,420	15,564,900
9.75%, 03/01/22 (Call 03/01/18)[a,b]	41,480	41,324,450
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a,b]	11,185	11,296,850
7.88%, 11/01/22 (Call 11/01/18)[b]	9,150	9,150,000
Novelis Inc.
8.38%, 12/15/17 (Call 11/30/15)[a]	19,893	20,091,930
8.75%, 12/15/20 (Call 12/15/15)[a]	26,730	26,997,300

		264,179,009
OFFICE & BUSINESS EQUIPMENT — 0.21%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)[a]	8,935	9,247,725

Security	Principal (000s)	Value
5.50%, 12/01/24 (Call 06/01/24)[a]	$11,660	$12,243,000
6.00%, 08/15/22 (Call 08/15/17)[a]	10,500	11,261,250

		32,751,975
OIL & GAS — 7.79%
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a,b]	9,600	5,232,000
7.38%, 11/01/21 (Call 07/31/17)[a,b]	9,155	4,989,475
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)[a]	20,732	18,658,800
5.38%, 11/01/21 (Call 11/01/16)[a]	19,300	17,804,250
5.63%, 06/01/23 (Call 06/01/18)[a,b]	13,850	12,742,000
6.00%, 12/01/20 (Call 12/01/15)	10,300	9,888,000
Berry Petroleum Co. LLC
6.38%, 09/15/22 (Call 03/15/17)	9,600	3,456,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.88%, 04/15/22 (Call 01/15/17)[a]	13,100	4,978,000
California Resources Corp.
5.00%, 01/15/20 (Call 12/15/19)[a]	21,150	15,280,875
5.50%, 09/15/21 (Call 06/15/21)[a]	31,850	22,056,125
6.00%, 11/15/24 (Call 08/15/24)[a]	41,600	28,288,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)	16,675	15,591,125
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)[a]	11,685	10,925,475

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
7.50%, 09/15/20 (Call 09/15/16)[a]	$12,450	$12,418,875
Chaparral Energy Inc.
7.63%, 11/15/22 (Call 05/15/17)	8,300	2,676,750
8.25%, 09/01/21 (Call 09/01/16)	6,520	2,184,200
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/15/17)[a]	28,240	17,508,800
5.38%, 06/15/21 (Call 06/15/16)[a]	14,550	9,421,125
5.75%, 03/15/23[a]	17,100	10,773,000
6.13%, 02/15/21[a]	19,580	12,824,900
6.50%, 08/15/17[a]	17,790	16,322,325
6.63%, 08/15/20[a]	24,150	16,301,250
6.88%, 11/15/20[a]	8,826	5,957,550
7.25%, 12/15/18[a]	14,695	11,829,475
Citgo Holding Inc.
10.75%, 02/15/20[a,b]	27,075	27,007,312
Comstock Resources Inc.
7.75%, 04/01/19 (Call 11/30/15)	6,050	1,285,625
10.00%, 03/15/20 (Call 03/15/16)[a,b]	14,575	9,510,187
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)[a]	12,800	12,880,000
5.50%, 04/01/23 (Call 10/01/17)[a]	30,531	30,721,819
6.50%, 01/15/22 (Call 01/15/17)	12,525	12,979,031
7.00%, 01/15/21 (Call 01/15/16)	11,717	12,097,327
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	21,950	14,816,250
5.50%, 05/01/22 (Call 05/01/17)[a]	22,625	16,007,187
6.38%, 08/15/21 (Call 08/15/16)	8,555	6,287,925
Energy XXI Gulf Coast Inc.
6.88%, 03/15/24 (Call 03/15/19)[a]	10,200	1,989,000

Security	Principal (000s)	Value
7.50%, 12/15/21 (Call 12/15/16)[a]	$7,190	$1,411,038
9.25%, 12/15/17 (Call 11/30/15)[a]	10,950	3,285,000
11.00%, 03/15/20 (Call 09/15/17)[a,b]	21,850	11,635,125
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)[a]	14,495	10,943,725
9.38%, 05/01/20 (Call 05/01/16)[a]	39,846	34,666,020
EPL Oil & Gas Inc.
8.25%, 02/15/18 (Call 11/30/15)[a]	7,400	2,331,000
EXCO Resources Inc.
7.50%, 09/15/18 (Call 11/30/15)[a]	11,785	3,240,875
8.50%, 04/15/22 (Call 04/15/17)	7,725	1,660,875
Halcon Resources Corp.
8.63%, 02/01/20 (Call 02/01/17)[a,b]	13,840	11,937,000
13.00%, 02/15/22 (Call 08/15/18)[a,b]	12,150	7,047,000
Harvest Operations Corp.
6.88%, 10/01/17	8,269	6,863,270
Hercules Offshore Inc.
8.75%, 07/15/21 (Call 07/15/17)[a,b,d]	6,850	1,370,000
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[a,b]	9,945	9,000,225
5.75%, 10/01/25 (Call 04/01/20)[a,b]	8,225	7,587,563
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[a,b]	17,400	9,178,500
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 01/15/17)	8,375	7,851,563
7.38%, 05/01/22 (Call 05/01/17)[a]	10,050	9,849,375

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/01/19 (Call 11/30/15)	$23,141	$5,366,398
6.50%, 05/15/19 (Call 11/30/15)	16,050	4,092,750
6.50%, 09/15/21 (Call 09/15/17)	9,875	2,172,500
7.75%, 02/01/21 (Call 11/30/15)	14,053	3,161,925
8.63%, 04/15/20 (Call 11/30/15)	18,245	4,743,700
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[a,b]	14,572	12,276,910
6.50%, 03/15/21 (Call 11/30/15)[a,b]	12,550	11,012,625
7.00%, 03/31/24 (Call 09/30/18)[a,b]	19,875	17,142,187
Memorial Production Partners LP/Memorial Production Finance Corp.
6.88%, 08/01/22 (Call 08/01/17)[a]	7,550	4,681,000
7.63%, 05/01/21 (Call 05/01/17)	12,350	8,274,500
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
10.00%, 06/01/20 (Call 06/01/17)[a,b]	11,550	7,998,375
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)	12,575	11,946,250
5.63%, 07/01/24[a]	19,430	19,332,850
5.75%, 01/30/22[a]	14,270	14,448,375
Noble Energy Inc.
5.88%, 06/01/24 (Call 06/01/19)[a]	1,300	1,305,386
Oasis Petroleum Inc.
6.50%, 11/01/21 (Call 11/01/16)	5,600	4,732,000
6.88%, 03/15/22 (Call 09/15/17)[a]	16,825	14,385,375

Security	Principal (000s)	Value
6.88%, 01/15/23 (Call 07/15/17)	$9,717	$8,417,351
7.25%, 02/01/19 (Call 11/30/15)[a]	6,815	6,525,363
Offshore Group Investment Ltd.
7.13%, 04/01/23 (Call 04/01/18)	12,025	3,532,344
7.50%, 11/01/19 (Call 11/30/15)[a]	17,800	5,073,000
Pacific Drilling SA
5.38%, 06/01/20 (Call 06/01/16)[a,b]	9,775	5,131,875
Pacific Drilling V Ltd.
7.25%, 12/01/17 (Call 12/01/15)[b]	9,075	6,171,000
Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)[a]	11,500	3,306,250
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)[a]	8,095	6,678,375
6.63%, 11/15/20 (Call 11/30/15)	11,920	10,638,600
Puma International Financing SA
6.75%, 02/01/21 (Call 02/01/17)[b]	16,300	16,427,114
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)[a]	10,875	9,651,562
5.38%, 10/01/22 (Call 07/01/22)	11,660	10,494,000
6.88%, 03/01/21	11,450	11,106,500
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)[a,b]	13,600	12,070,000
5.00%, 08/15/22 (Call 02/15/17)	12,103	10,741,412
5.00%, 03/15/23 (Call 03/15/18)[a]	14,250	12,611,250
5.75%, 06/01/21 (Call 06/01/16)	9,322	8,716,070
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[a]	20,635	14,960,375

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
7.75%, 06/15/21 (Call 06/15/17)[a]	$14,270	$11,344,650
SandRidge Energy Inc.
8.75%, 06/01/20 (Call 06/01/17)[b]	20,250	12,403,125
Seven Generations Energy Ltd.
6.75%, 05/01/23 (Call 05/01/18)[a,b]	7,915	7,222,438
Seventy Seven Energy Inc.
6.50%, 07/15/22 (Call 07/15/17)[a]	8,365	2,530,413
Seventy Seven Operating LLC
6.63%, 11/15/19 (Call 11/30/15)[a]	8,260	4,873,400
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)	7,555	6,723,950
5.63%, 06/01/25 (Call 06/01/20)[a]	7,324	6,701,460
6.13%, 11/15/22 (Call 11/15/18)	9,750	9,506,250
6.50%, 01/01/23 (Call 07/01/17)	6,127	5,973,825
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)[b]	13,100	13,427,500
6.38%, 04/01/23 (Call 04/01/18)[b]	13,550	13,685,500
Tesoro Corp.
4.25%, 10/01/17 (Call 09/01/17)[a]	5,248	5,352,960
5.38%, 10/01/22 (Call 10/01/17)[a]	7,625	7,777,500
Transocean Inc.
3.00%, 10/15/17	14,050	13,031,375
4.30%, 10/15/22 (Call 07/15/22)	12,515	8,416,337
6.00%, 03/15/18[a]	16,328	15,368,730
6.50%, 11/15/20[a]	16,050	13,000,500
6.88%, 12/15/21[a]	21,750	17,182,500
Tullow Oil PLC
6.00%, 11/01/20 (Call 11/01/16)[b]	14,420	10,959,200

Security	Principal (000s)	Value
6.25%, 04/15/22 (Call 04/15/17)[b]	$8,000	$6,040,000
Ultra Petroleum Corp.
5.75%, 12/15/18 (Call 12/15/15)[b]	10,320	6,966,000
6.13%, 10/01/24 (Call 10/01/19)[a,b]	13,795	7,483,788
Whiting Canadian Holding Co. ULC
8.13%, 12/01/19 (Call 12/01/15)	13,259	13,424,737
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)[a]	20,300	19,335,750
5.75%, 03/15/21 (Call 12/15/20)[a]	21,531	20,077,657
6.25%, 04/01/23 (Call 01/01/23)[a]	15,570	14,519,025
WPX Energy Inc.
5.25%, 01/15/17	6,260	6,244,350
5.25%, 09/15/24 (Call 06/15/24)[a]	8,320	6,926,400
6.00%, 01/15/22 (Call 10/15/21)[a]	23,130	20,354,400
7.50%, 08/01/20 (Call 07/01/20)[a]	9,150	8,578,125
8.25%, 08/01/23 (Call 06/01/23)[a]	10,250	9,532,500

		1,207,838,084
OIL & GAS SERVICES — 0.08%
CGG SA
6.50%, 06/01/21 (Call 06/01/16)[a]	11,360	6,475,200
6.88%, 01/15/22 (Call 07/15/17)	9,975	5,685,750

		12,160,950
PACKAGING & CONTAINERS — 1.50%
Ardagh Packaging Finance PLC
9.13%, 10/15/20 (Call 11/30/15)[a,b]	12,796	13,403,810
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.00%, 06/30/21 (Call 06/30/17)[a,b]	6,050	5,929,000

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.25%, 01/31/19 (Call 01/31/16)[b]	$8,075	$8,145,656
6.75%, 01/31/21 (Call 01/31/17)[a,b]	9,700	9,918,250
Ball Corp.
4.00%, 11/15/23[a]	18,366	17,906,850
5.00%, 03/15/22[a]	14,946	15,469,110
5.25%, 07/01/25	19,850	20,222,187
Berry Plastics Corp.
5.13%, 07/15/23 (Call 07/15/18)[a]	13,450	13,349,125
5.50%, 05/15/22 (Call 05/15/17)[a]	8,280	8,487,000
6.00%, 10/15/22 (Call 10/15/18)[a,b]	3,285	3,441,038
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
5.63%, 12/15/16 (Call 12/15/15)[b]	9,375	9,363,281
6.00%, 06/15/17 (Call 06/15/16)[a,b]	12,400	12,462,000
Crown Americas LLC/Crown Americas Capital Corp. III
6.25%, 02/01/21 (Call 02/01/16)[a]	11,880	12,355,200
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[a]	20,112	20,112,000
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a,b]	7,900	7,998,750
5.88%, 08/15/23[a,b]	15,200	16,131,000
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)[a,b]	7,025	7,218,187
5.13%, 12/01/24 (Call 09/01/24)[a,b]	7,075	7,287,250
5.25%, 04/01/23 (Call 01/01/23)[a,b]	9,700	10,136,500
5.50%, 09/15/25 (Call 06/15/25)[a,b]	5,785	6,088,713

Security	Principal (000s)	Value
6.50%, 12/01/20 (Call 09/01/20)[a,b]	$6,150	$6,872,625

		232,297,532
PHARMACEUTICALS — 2.53%
DPx Holdings BV
7.50%, 02/01/22 (Call 02/01/17)[b]	7,000	7,140,000
Endo Finance LLC
5.75%, 01/15/22 (Call 01/15/17)[b]	15,275	15,026,781
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[a,b]	12,750	12,495,000
7.25%, 12/15/20 (Call 12/15/15)[a,b]	1,370	1,416,238
Endo Ltd./Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/18)[a,b]	31,845	31,845,000
6.00%, 02/01/25 (Call 02/01/20)[b]	21,120	21,067,200
Grifols Worldwide Operations Ltd.
5.25%, 04/01/22 (Call 04/01/17)	16,485	16,979,550
NBTY Inc.
9.00%, 10/01/18 (Call 11/30/15)	9,875	10,109,531
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[b]	35,390	30,789,300
5.50%, 03/01/23 (Call 03/01/18)[a,b]	18,110	15,144,487
5.63%, 12/01/21 (Call 12/01/16)[a,b]	16,050	13,923,375
5.88%, 05/15/23 (Call 05/15/18)[a,b]	56,150	47,446,750
6.13%, 04/15/25 (Call 04/15/20)[a,b]	58,130	49,119,850
6.38%, 10/15/20 (Call 10/15/16)[b]	40,100	36,290,500
6.75%, 08/15/18 (Call 11/30/15)[a,b]	27,688	26,580,480

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.75%, 08/15/21 (Call 02/15/16)[b]	$12,070	$10,742,300
7.00%, 10/01/20 (Call 11/30/15)[a,b]	8,331	7,643,693
7.25%, 07/15/22 (Call 07/15/16)[b]	9,950	8,955,000
7.50%, 07/15/21 (Call 07/15/16)[b]	31,970	29,092,700

		391,807,735
PIPELINES — 3.76%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.00%, 12/15/20 (Call 12/15/16)[a]	8,115	7,181,775
6.13%, 03/01/22 (Call 11/01/16)[a]	12,679	10,935,638
6.25%, 04/01/23 (Call 04/01/18)[b]	11,150	9,505,375
DCP Midstream LLC
5.85%, 05/21/43 (Call 05/21/23)[b,c]	9,361	7,488,800
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)	8,100	7,533,000
3.88%, 03/15/23 (Call 12/15/22)	12,300	10,332,000
Energy Transfer Equity LP
5.50%, 06/01/27 (Call 03/01/27)[a]	18,340	16,322,600
5.88%, 01/15/24 (Call 10/15/23)[a]	23,675	22,935,748
7.50%, 10/15/20[a]	22,580	24,273,500
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/18)	6,975	6,347,250
6.75%, 08/01/22 (Call 08/01/18)	12,550	12,142,125
Kinder Morgan Inc./DE
8.25%, 02/15/16	1,050	1,067,939
Kindred Healthcare Inc.
8.00%, 01/15/20	14,800	15,318,000

Security	Principal (000s)	Value
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.50%, 07/15/23 (Call 04/15/23)	$21,550	$20,203,125
4.88%, 12/01/24 (Call 09/01/24)[a]	23,189	21,855,632
4.88%, 06/01/25 (Call 03/01/25)	20,591	19,304,062
5.50%, 02/15/23 (Call 08/15/17)[a]	13,225	13,026,625
NGPL PipeCo LLC
7.12%, 12/15/17[a,b]	23,990	22,190,750
9.63%, 06/01/19 (Call 11/30/15)[a,b]	10,275	9,555,750
NuStar Logistics LP
4.80%, 09/01/20	7,518	7,292,460
ONEOK Inc.
4.25%, 02/01/22 (Call 11/02/21)	9,328	7,934,024
7.50%, 09/01/23 (Call 06/01/23)	10,575	10,347,955
Rockies Express Pipeline LLC
5.63%, 04/15/20[b]	11,990	12,019,975
6.00%, 01/15/19[a,b]	12,275	12,428,438
6.85%, 07/15/18[a,b]	8,945	9,213,350
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)[a]	39,535	39,139,650
5.63%, 04/15/23 (Call 01/15/23)	26,921	26,197,498
5.63%, 03/01/25 (Call 12/01/24)[b]	36,895	35,326,962
5.75%, 05/15/24 (Call 02/15/24)	39,270	37,895,550
6.25%, 03/15/22 (Call 12/15/21)[a]	17,200	17,114,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19	11,400	10,602,000
4.25%, 11/15/23 (Call 05/15/18)	11,200	9,772,000
5.00%, 01/15/18 (Call 10/15/17)[b]	22,191	21,913,612

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.25%, 05/01/23 (Call 11/01/17)[a]	$10,800	$10,071,000
6.75%, 03/15/24 (Call 09/15/19)[a,b]	12,450	12,201,000
6.88%, 02/01/21 (Call 02/01/16)[a]	7,600	7,638,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)[a,b]	7,147	7,307,808
5.88%, 10/01/20 (Call 10/01/16)[a]	7,450	7,748,000
6.13%, 10/15/21 (Call 10/15/16)[a]	8,600	8,944,000
6.25%, 10/15/22 (Call 10/15/18)[a,b]	13,180	13,674,250

		582,301,226
REAL ESTATE — 0.12%
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	357	362,617
Realogy Group LLC
7.63%, 01/15/20 (Call 11/23/15)[b]	9,677	10,160,850
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a,b]	8,450	8,703,500

		19,226,967
REAL ESTATE INVESTMENT TRUSTS — 0.99%
ARC Properties Operating Partnership LP
2.00%, 02/06/17	23,250	22,901,250
Communications Sales & Leasing Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[a,b]	6,736	6,500,240
8.25%, 10/15/23 (Call 04/15/19)	21,350	19,695,375
Crown Castle International Corp.
4.88%, 04/15/22	14,590	15,447,163
5.25%, 01/15/23[a]	30,125	32,459,687
Iron Mountain Inc.
6.00%, 10/01/20 (Call 10/01/17)[b]	2,000	2,120,000

Security	Principal (000s)	Value
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)[a]	$10,300	$10,068,250
5.00%, 07/01/19 (Call 07/01/16)[a]	14,675	14,363,156
MPT Operating Partnership LP/MPT Finance Corp.
6.88%, 05/01/21 (Call 05/01/16)	5,925	6,199,031
Vereit Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	14,750	14,215,313
4.60%, 02/06/24 (Call 11/06/23)	9,650	9,336,375

		153,305,840
RETAIL — 3.41%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 10/01/17)[b]	23,400	23,751,000
6.00%, 04/01/22 (Call 10/01/17)[a,b]	41,042	42,786,285
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20 (Call 05/20/16)	13,600	14,144,000
7.00%, 05/20/22 (Call 05/20/17)	17,190	18,115,681
AmeriGas Partners LP/AmeriGas Finance Corp.
6.25%, 08/20/19 (Call 11/30/15)	7,480	7,648,300
Best Buy Co. Inc.
5.00%, 08/01/18	5,806	6,183,390
5.50%, 03/15/21 (Call 12/15/20)[a]	3,750	4,012,500
Claire’s Stores Inc.
8.88%, 03/15/19 (Call 11/30/15)[a]	6,930	2,772,000
9.00%, 03/15/19 (Call 11/30/15)[a,b]	15,625	12,773,437

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)[b]	$15,557	$16,257,065
5.75%, 03/01/23 (Call 03/01/18)[b]	46,130	48,436,500
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 05/01/16)	9,800	9,089,500
6.75%, 01/15/22 (Call 11/15/16)[a]	8,650	8,001,250
6.75%, 06/15/23 (Call 06/15/19)[a,b]	11,260	10,359,200
JC Penney Corp. Inc.
5.65%, 06/01/20[a]	6,350	5,794,375
8.13%, 10/01/19[a]	8,675	8,631,625
L Brands Inc.
5.63%, 02/15/22	17,459	18,899,367
5.63%, 10/15/23[a]	11,000	12,017,500
6.63%, 04/01/21[a]	18,352	20,829,520
6.90%, 07/15/17	10,262	11,082,960
7.00%, 05/01/20[a]	6,160	7,053,200
8.50%, 06/15/19[a]	11,150	13,157,000
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a,b]	8,575	9,068,063
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 10/15/16)[a,b]	19,200	19,872,000
Petco Animal Supplies Inc.
9.25%, 12/01/18 (Call 11/30/15)[b]	7,850	8,065,875
QVC Inc.
3.13%, 04/01/19	7,080	7,051,200
4.38%, 03/15/23	14,701	14,015,763
4.45%, 02/15/25 (Call 11/15/24)[a]	10,116	9,473,356
4.85%, 04/01/24[a]	12,890	12,506,285
5.13%, 07/02/22	9,015	9,081,898
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[a,b]	32,420	35,054,125
6.75%, 06/15/21 (Call 06/15/16)[a]	16,366	17,552,535

Security	Principal (000s)	Value
9.25%, 03/15/20 (Call 03/15/16)	$12,958	$13,897,455
Sally Holdings LLC/Sally Capital Inc.
5.75%, 06/01/22 (Call 06/01/17)[a]	15,118	15,911,695
6.88%, 11/15/19 (Call 11/30/15)	9,050	9,400,688
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)[a]	8,600	8,342,000
Toys R Us Inc.
10.38%, 08/15/17 (Call 11/30/15)[a]	6,340	5,072,000
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/30/15)[a]	12,875	12,440,469

		528,601,062
SEMICONDUCTORS — 1.33%
Advanced Micro Devices Inc.
6.75%, 03/01/19	11,100	8,658,000
7.00%, 07/01/24 (Call 07/01/19)	9,875	6,912,500
7.50%, 08/15/22[a]	7,350	5,365,500
7.75%, 08/01/20 (Call 11/30/15)[a]	8,335	6,167,900
Freescale Semiconductor Inc.
5.00%, 05/15/21 (Call 05/15/16)[a,b]	8,000	8,260,000
6.00%, 01/15/22 (Call 11/15/16)[b]	17,690	18,795,625
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[a,b]	20,120	19,516,400
5.25%, 01/15/24 (Call 05/01/18)[a,b]	9,450	9,072,000
5.50%, 02/01/25 (Call 08/01/19)	20,585	19,761,600
5.63%, 01/15/26 (Call 05/01/20)[b]	9,550	9,024,750
5.88%, 02/15/22 (Call 02/15/17)[a]	10,500	10,683,750

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
NXP BV/NXP Funding LLC
3.50%, 09/15/16[a,b]	$2,750	$2,770,625
3.75%, 06/01/18[a,b]	13,216	13,414,240
4.13%, 06/15/20[a,b]	9,970	10,169,400
4.63%, 06/15/22[a,b]	7,800	7,956,000
5.75%, 02/15/21 (Call 02/15/17)[a,b]	10,075	10,578,750
5.75%, 03/15/23 (Call 03/15/18)[a,b]	9,350	9,817,500
Sensata Technologies BV
4.88%, 10/15/23[a,b]	7,673	7,519,540
5.00%, 10/01/25[a,b]	15,150	14,809,125
5.63%, 11/01/24[a,b]	6,680	6,796,900

		206,050,105
SHIPBUILDING — 0.12%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[a,b]	8,921	9,300,143
7.13%, 03/15/21 (Call 03/15/16)[a]	8,960	9,408,000

		18,708,143
SOFTWARE — 2.83%
Activision Blizzard Inc.
5.63%, 09/15/21 (Call 09/15/16)[b]	26,600	28,129,500
6.13%, 09/15/23 (Call 09/15/18)[a,b]	13,525	14,674,625
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[a,b]	33,711	33,921,694
6.13%, 11/01/23 (Call 11/01/18)[b]	25,070	25,226,687
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 07/15/16)[b]	31,545	24,447,375
First Data Corp.
5.38%, 08/15/23 (Call 08/15/18)[a,b]	26,940	27,411,450
6.75%, 11/01/20 (Call 11/30/15)[a,b]	22,752	23,974,920
7.00%, 12/01/23	32,060	32,621,050
8.25%, 01/15/21 (Call 01/15/16)[a,b]	38,667	40,552,016

Security	Principal (000s)	Value
10.63%, 06/15/21 (Call 04/15/16)[a]	$10,531	$11,755,229
11.25%, 01/15/21 (Call 11/02/15)	8,205	9,078,422
11.75%, 08/15/21 (Call 05/15/16)	31,485	35,932,256
12.63%, 01/15/21 (Call 01/15/16)[a]	51,974	59,510,230
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/17)[b]	11,490	11,662,350
6.50%, 05/15/22 (Call 05/15/18)[b]	29,210	27,603,450
MSCI Inc.
5.75%, 08/15/25 (Call 08/15/20)[b]	10,435	10,956,750
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[b]	20,765	21,128,388

		438,586,392
STORAGE & WAREHOUSING — 0.15%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 11/30/15)[a,b]	18,750	16,359,375
10.75%, 10/15/19 (Call 10/15/16)[a,b]	12,550	6,933,875

		23,293,250
TELECOMMUNICATIONS — 14.09%
Alcatel-Lucent USA Inc.
4.63%, 07/01/17[b]	12,400	12,834,000
6.75%, 11/15/20 (Call 11/15/16)[a,b]	9,910	10,504,600
8.88%, 01/01/20 (Call 07/01/16)[a,b]	10,260	11,055,150
Altice Financing SA
6.50%, 01/15/22 (Call 12/15/16)[a,b]	16,649	16,815,490
6.63%, 02/15/23 (Call 02/15/18)[a,b]	39,686	39,686,000
7.88%, 12/15/19 (Call 12/15/15)[a,b]	5,800	6,057,375

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Altice Finco SA
8.13%, 01/15/24 (Call 12/15/18)[a,b]	$9,550	$9,454,500
9.88%, 12/15/20 (Call 12/15/16)[b]	7,750	8,311,875
Altice Luxembourg SA
7.63%, 02/15/25 (Call 02/15/20)[b]	25,710	23,588,925
7.75%, 05/15/22 (Call 05/15/17)[b]	52,525	50,424,000
Avaya Inc.
7.00%, 04/01/19 (Call 11/30/15)[a,b]	22,966	18,257,970
10.50%, 03/01/21 (Call 03/01/17)[a,b]	21,695	8,352,575
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)[a]	9,250	8,394,375
5.80%, 03/15/22[a]	26,839	26,164,804
6.00%, 04/01/17[a]	7,100	7,384,000
6.45%, 06/15/21[a]	24,525	24,708,937
Series V
5.63%, 04/01/20[a]	17,955	17,999,888
Series W
6.75%, 12/01/23[a]	14,300	14,157,000
CommScope Inc.
4.38%, 06/15/20 (Call 06/15/17)[a,b]	2,615	2,654,225
5.00%, 06/15/21 (Call 06/15/17)[b]	10,175	10,200,438
5.50%, 06/15/24 (Call 06/15/19)[b]	10,760	10,652,400
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[a,b]	29,490	30,006,075
Embarq Corp.
7.08%, 06/01/16[a]	1,140	1,172,945
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)[a]	14,022	12,549,690
6.88%, 01/15/25 (Call 10/15/24)[a]	16,275	13,996,500

Security	Principal (000s)	Value
7.13%, 03/15/19	$8,200	$8,343,500
7.13%, 01/15/23[a]	16,090	14,400,550
7.63%, 04/15/24[a]	18,550	16,695,000
8.13%, 10/01/18[a]	11,105	11,715,775
8.25%, 04/15/17[a]	9,570	10,215,975
8.50%, 04/15/20[a]	18,465	19,065,113
8.75%, 04/15/22[a]	8,510	8,190,875
8.88%, 09/15/20 (Call 06/15/20)[a,b]	17,235	17,902,856
9.25%, 07/01/21[a]	8,400	8,526,000
10.50%, 09/15/22 (Call 06/15/22)[b]	40,305	41,816,437
11.00%, 09/15/25 (Call 06/15/25)[b]	66,430	69,710,313
Hughes Satellite Systems Corp.
6.50%, 06/15/19[a]	15,612	17,095,140
7.63%, 06/15/21	14,915	16,294,638
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 05/15/17)[a,b]	20,425	20,271,813
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)[a]	39,802	32,985,907
6.63%, 12/15/22 (Call 12/15/17)[a]	23,250	18,367,500
7.25%, 04/01/19 (Call 11/30/15)[a]	27,463	25,828,951
7.25%, 10/15/20 (Call 11/30/15)[a]	43,520	39,712,000
7.50%, 04/01/21 (Call 04/01/16)[a]	22,727	20,567,935
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/16)[a]	8,550	7,588,125
7.75%, 06/01/21 (Call 06/01/17)	34,225	20,620,563
8.13%, 06/01/23 (Call 06/01/18)	16,500	9,776,250
Koninklijke KPN NV
7.00%, 03/28/73 (Call 03/28/23)[b,c]	11,410	11,866,400
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)[a]	10,950	11,196,375

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Level 3 Financing Inc.
5.13%, 05/01/23 (Call 05/01/18)[a,b]	$13,690	$13,826,900
5.38%, 08/15/22 (Call 08/15/17)	16,354	16,313,115
5.38%, 01/15/24	1,000	1,012,500
5.38%, 05/01/25 (Call 05/01/20)[a,b]	13,425	13,391,438
5.63%, 02/01/23 (Call 02/01/18)[a]	10,530	10,845,900
6.13%, 01/15/21 (Call 11/15/16)	11,290	11,910,950
7.00%, 06/01/20 (Call 06/01/16)[a]	11,950	12,637,125
8.63%, 07/15/20 (Call 01/15/16)	16,945	17,898,156
Millicom International Cellular SA
4.75%, 05/22/20 (Call 05/22/17)[b]	10,378	9,080,750
6.00%, 03/15/25 (Call 03/15/20)[a,b]	7,750	6,413,125
6.63%, 10/15/21 (Call 10/15/17)[a,b]	14,960	13,464,000
Nokia OYJ
5.38%, 05/15/19[a]	14,400	15,336,000
Sable International Finance Ltd.
6.88%, 08/01/22 (Call 08/01/18)[b]	13,080	13,243,500
SBA Communications Corp.
5.63%, 10/01/19 (Call 10/01/16)	8,150	8,506,563
SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)[a]	16,657	17,385,744
SoftBank Group Corp.
4.50%, 04/15/20[a,b]	45,110	44,839,340
Sprint Communications Inc.
6.00%, 12/01/16	28,350	28,668,937
6.00%, 11/15/22[a]	42,910	36,527,137
7.00%, 03/01/20[b]	17,818	18,664,180
7.00%, 08/15/20[a]	29,748	27,451,636
8.38%, 08/15/17	26,330	26,922,425
9.00%, 11/15/18[b]	57,647	63,400,171

Security	Principal (000s)	Value
9.13%, 03/01/17	$17,673	$18,357,829
11.50%, 11/15/21	16,014	16,814,700
Sprint Corp.
7.13%, 06/15/24	48,075	42,215,859
7.25%, 09/15/21	42,257	38,823,619
7.63%, 02/15/25 (Call 11/15/24)	27,865	24,660,525
7.88%, 09/15/23	79,655	73,083,462
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 11/10/15)[a]	9,150	9,355,875
6.00%, 03/01/23 (Call 09/01/18)[a]	25,897	25,832,257
6.13%, 01/15/22 (Call 01/15/18)	17,100	17,399,250
6.25%, 04/01/21 (Call 04/01/17)[a]	32,000	32,880,000
6.38%, 03/01/25 (Call 09/01/19)[a]	33,120	33,123,312
6.46%, 04/28/19 (Call 11/10/15)	23,007	23,668,451
6.50%, 01/15/24 (Call 01/15/19)[a]	22,175	22,341,312
6.54%, 04/28/20 (Call 04/28/16)	23,275	23,973,250
6.63%, 11/15/20 (Call 11/15/15)	18,620	19,178,600
6.63%, 04/28/21 (Call 04/28/17)[a]	24,075	24,827,344
6.63%, 04/01/23 (Call 04/01/18)[a]	32,918	33,576,360
6.73%, 04/28/22 (Call 04/28/17)[a]	23,129	23,822,870
6.84%, 04/28/23 (Call 04/28/18)[a]	10,355	10,562,100
Telecom Italia Capital SA
7.00%, 06/04/18[a]	11,540	12,722,850
7.18%, 06/18/19[a]	10,735	12,103,713
Telecom Italia SpA
5.30%, 05/30/24[a,b]	26,450	26,714,500
UPCB Finance IV Ltd.
5.38%, 01/15/25 (Call 01/15/20)[a,b]	19,682	19,632,795

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
UPCB Finance V Ltd.
7.25%, 11/15/21 (Call 11/15/16)[b]	$8,793	$9,386,528
UPCB Finance VI Ltd.
6.88%, 01/15/22 (Call 01/15/17)[a,b]	10,674	11,341,125
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)[a,b]	7,605	7,376,850
6.00%, 10/15/24 (Call 10/15/19)[a,b]	9,400	9,447,000
6.38%, 04/15/23 (Call 04/15/18)[a,b]	8,850	9,115,500
Virgin Media Secured Finance PLC
5.25%, 01/15/21	7,200	7,578,000
5.25%, 01/15/26 (Call 01/15/20)[b]	18,907	18,954,268
5.38%, 04/15/21 (Call 04/15/17)[b]	15,390	16,082,550
5.50%, 01/15/25 (Call 01/15/19)[a,b]	7,450	7,543,125
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[a,b]	19,247	18,332,768
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 07/15/16)[a,b]	35,665	36,289,137
6.50%, 04/30/20 (Call 04/30/16)[a,b]	12,242	12,900,620
7.38%, 04/23/21 (Call 04/23/17)[b]	54,250	54,656,875
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)[a]	12,450	9,835,500
7.50%, 06/01/22 (Call 06/01/17)[a]	8,550	7,113,600
7.50%, 04/01/23 (Call 04/01/16)[a]	14,050	11,766,875
7.75%, 10/15/20 (Call 11/30/15)[a]	13,015	11,729,769
7.75%, 10/01/21 (Call 10/01/16)[a]	17,000	14,620,000

Security	Principal or Shares (000s)	Value
7.88%, 11/01/17[a]	$21,127	$22,341,802

		2,183,960,045
TRANSPORTATION — 0.49%
CHC Helicopter SA
9.25%, 10/15/20 (Call 11/30/15)[a]	14,210	8,099,757
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[a,b]	16,131	16,231,819
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 01/15/17)[b]	11,600	9,106,000
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[a,b]	29,620	26,435,850
7.88%, 09/01/19 (Call 09/01/16)[a,b]	16,450	16,573,374

		76,446,800

TOTAL CORPORATE BONDS & NOTES
(Cost: $16,111,988,683)		15,116,761,939

SHORT-TERM INVESTMENTS — 23.17%

MONEY MARKET FUNDS — 23.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[e,f,g]	3,096,494	3,096,493,766
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[e,f,g]	271,263	271,262,905
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	223,496	223,496,063

		3,591,252,734

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,591,252,734)		3,591,252,734

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 120.68%
(Cost: $19,703,241,417)	$18,708,014,673
Other Assets, Less Liabilities — (20.68)%	(3,205,403,877)

NET ASSETS — 100.00%	$15,502,610,796

[a]	All or a portion of this security represents a security on loan.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Issuer is in default of interest payments.
[e]	Affiliated issuer.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.67%

ADVERTISING — 0.26%
Omnicom Group Inc.
3.63%, 05/01/22	$12,419	$12,566,285
3.65%, 11/01/24 (Call 08/01/24)[a]	10,333	10,232,597
4.45%, 08/15/20	14,245	15,321,288
WPP Finance 2010
3.75%, 09/19/24[a]	11,125	11,167,120
4.75%, 11/21/21[a]	14,910	16,226,476

		65,513,766
AEROSPACE & DEFENSE — 1.33%
Boeing Co. (The)
4.88%, 02/15/20[a]	7,574	8,474,446
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	4,480	4,303,889
L-3 Communications Corp.
4.75%, 07/15/20[a]	11,368	11,786,248
5.20%, 10/15/19	18,115	19,164,293
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)	19,990	19,219,745
3.35%, 09/15/21	13,194	13,619,993
3.80%, 03/01/45 (Call 09/01/44)	18,273	16,235,603
4.07%, 12/15/42	15,444	14,335,802
4.25%, 11/15/19[a]	5,243	5,664,942
Northrop Grumman Corp.
3.25%, 08/01/23	17,933	18,093,330
4.75%, 06/01/43[a]	13,798	14,332,804
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)[a]	4,764	4,683,361
3.13%, 10/15/20[a]	26,042	27,323,339
United Technologies Corp.
3.10%, 06/01/22[a]	19,452	19,947,830
4.15%, 05/15/45 (Call 11/16/44)[a]	28,400	27,466,986
4.50%, 04/15/20	18,950	20,867,446
4.50%, 06/01/42	40,727	41,465,698
5.70%, 04/15/40	10,519	12,521,491
6.13%, 02/01/19	16,938	19,083,347

Security	Principal (000s)	Value
6.13%, 07/15/38	$8,891	$11,042,988

		329,633,581
AGRICULTURE — 1.51%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	7,075	7,127,201
2.85%, 08/09/22[a]	18,659	18,427,119
4.00%, 01/31/24[a]	24,657	25,859,399
4.25%, 08/09/42	13,027	12,068,451
4.75%, 05/05/21	15,019	16,507,007
5.38%, 01/31/44	22,627	24,681,781
9.25%, 08/06/19	12,028	14,876,334
9.70%, 11/10/18	5,289	6,429,786
Philip Morris International Inc.
1.88%, 01/15/19[a]	10,333	10,368,959
2.50%, 08/22/22[a]	9,020	8,868,415
2.90%, 11/15/21	9,966	10,124,379
3.25%, 11/10/24[a]	9,300	9,421,332
3.88%, 08/21/42	9,986	9,216,592
4.13%, 03/04/43	7,399	7,105,802
4.25%, 11/10/44[a]	11,071	10,834,316
4.38%, 11/15/41	13,386	13,323,455
4.50%, 03/26/20[a]	9,614	10,508,050
4.88%, 11/15/43	8,850	9,436,609
6.38%, 05/16/38	13,096	16,531,137
Reynolds American Inc.
3.25%, 06/12/20	16,070	16,465,523
3.25%, 11/01/22	12,519	12,448,841
4.00%, 06/12/22[a]	16,585	17,325,104
4.45%, 06/12/25 (Call 03/12/25)	28,240	29,573,007
4.75%, 11/01/42[a]	6,045	5,807,540
5.70%, 08/15/35 (Call 02/15/35)[a]	9,000	9,859,723
5.85%, 08/15/45 (Call 02/15/45)	35,500	39,484,154
6.88%, 05/01/20[b]	1,226	1,426,375
8.13%, 06/23/19[b]	369	437,055

		374,543,446
AUTO MANUFACTURERS — 1.54%
American Honda Finance Corp.
2.25%, 08/15/19	14,058	14,101,393
2.45%, 09/24/20[a]	5,750	5,757,635

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Daimler Finance North America LLC
8.50%, 01/18/31[a]	$20,894	$30,223,894
Ford Motor Co.
4.75%, 01/15/43[a]	29,993	29,585,464
7.45%, 07/16/31	11,587	14,870,620
Ford Motor Credit Co. LLC
3.22%, 01/09/22	26,700	26,542,809
General Motors Co.
4.88%, 10/02/23[a]	18,850	19,825,487
5.00%, 04/01/35	1,000	978,080
5.20%, 04/01/45	14,380	14,242,383
6.25%, 10/02/43	25,760	28,314,104
General Motors Financial Co. Inc.
3.15%, 01/15/20 (Call 12/15/19)	16,253	16,197,090
3.20%, 07/13/20 (Call 06/13/20)	16,928	16,820,169
3.45%, 04/10/22 (Call 02/10/22)	11,500	11,236,765
3.50%, 07/10/19	1,250	1,262,500
4.00%, 01/15/25 (Call 10/15/24)	18,400	18,074,136
4.30%, 07/13/25 (Call 04/13/25)	20,200	20,301,000
4.38%, 09/25/21	19,500	20,235,345
Toyota Motor Credit Corp.
2.00%, 10/24/18	6,000	6,056,617
2.10%, 01/17/19[a]	3,397	3,427,046
2.13%, 07/18/19[a]	22,100	22,232,600
2.15%, 03/12/20[a]	15,316	15,340,087
3.30%, 01/12/22[a]	24,232	25,097,468
3.40%, 09/15/21	11,822	12,335,184
4.25%, 01/11/21[a]	2,500	2,709,488
Series B
4.50%, 06/17/20[a]	5,604	6,144,959

		381,912,323
BANKS — 26.75%
Abbey National Treasury Services PLC/United Kingdom
2.35%, 09/10/19	8,578	8,621,590
2.38%, 03/16/20	11,367	11,385,020
4.00%, 03/13/24[a]	13,566	14,209,472

Security	Principal (000s)	Value
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	$16,820	$16,927,643
Banco Bilbao Vizcaya Argentaria SA
3.00%, 10/20/20	8,000	8,000,000
Bank of America Corp.
2.60%, 01/15/19[a]	30,004	30,361,309
2.63%, 10/19/20	10,000	9,947,062
2.65%, 04/01/19	38,764	39,241,274
3.30%, 01/11/23	57,611	57,533,968
3.88%, 08/01/25	33,289	33,834,267
4.00%, 04/01/24	39,922	41,087,886
4.00%, 01/22/25	43,900	43,294,470
4.10%, 07/24/23	17,656	18,428,300
4.13%, 01/22/24	34,741	36,210,030
4.20%, 08/26/24	14,402	14,448,871
4.25%, 10/22/26	31,413	31,415,321
4.88%, 04/01/44[a]	23,410	24,458,110
5.00%, 05/13/21	25,330	27,875,503
5.00%, 01/21/44	26,715	28,473,440
5.63%, 07/01/20	32,310	36,305,067
5.70%, 01/24/22	22,723	25,967,783
5.88%, 01/05/21[a]	17,420	19,886,414
5.88%, 02/07/42	11,715	13,695,514
6.11%, 01/29/37	24,802	28,857,340
6.88%, 11/15/18	12,113	13,783,792
7.63%, 06/01/19	27,900	32,824,559
7.75%, 05/14/38[a]	17,977	24,867,953
Series L
2.25%, 04/21/20	49,065	48,370,882
3.95%, 04/21/25	36,135	35,553,826
Bank of America N.A.
6.00%, 10/15/36	9,565	11,558,484
Bank of Montreal
2.38%, 01/25/19 (Call 12/25/18)	5,050	5,122,992
2.55%, 11/06/22 (Call 10/06/22)[a]	16,273	16,045,940
Bank of New York Mellon Corp. (The)
2.10%, 01/15/19 (Call 12/15/18)	7,937	7,999,798

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
2.20%, 05/15/19 (Call 04/15/19)[a]	$9,741	$9,820,438
2.30%, 09/11/19 (Call 08/11/19)[a]	3,438	3,473,989
2.60%, 08/17/20 (Call 07/17/20)	7,000	7,090,348
3.00%, 02/24/25 (Call 01/24/25)[a]	7,710	7,577,639
3.55%, 09/23/21 (Call 08/23/21)	28,002	29,377,985
3.65%, 02/04/24 (Call 01/05/24)	15,526	16,173,209
Series G
2.15%, 02/24/20 (Call 01/24/20)	20,817	20,803,425
Bank of Nova Scotia (The)
2.05%, 10/30/18	20,788	20,915,840
2.05%, 06/05/19	17,333	17,315,504
2.35%, 10/21/20	10,000	9,949,876
2.80%, 07/21/21[a]	11,051	11,085,723
4.38%, 01/13/21[a]	3,424	3,712,166
Barclays Bank PLC
2.50%, 02/20/19[a]	20,966	21,254,513
3.75%, 05/15/24[a]	30,265	30,974,121
5.13%, 01/08/20[a]	13,505	14,995,774
5.14%, 10/14/20[a]	6,734	7,365,508
6.75%, 05/22/19[a]	17,214	19,867,922
Barclays PLC
2.75%, 11/08/19	28,900	28,983,905
2.88%, 06/08/20[a]	27,500	27,554,315
3.65%, 03/16/25	32,040	31,104,384
4.38%, 09/11/24[a]	14,835	14,568,034
5.25%, 08/17/45	14,000	14,638,247
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	16,900	17,003,365
2.63%, 06/29/20 (Call 05/29/20)	16,106	16,340,945
BNP Paribas SA
2.38%, 05/21/20	34,820	34,721,606
2.40%, 12/12/18[a]	13,291	13,444,967
2.45%, 03/17/19[a]	5,765	5,818,742
3.25%, 03/03/23[a]	16,864	16,954,190
4.25%, 10/15/24[a]	20,055	19,981,783

Security	Principal (000s)	Value
5.00%, 01/15/21	$21,940	$24,581,888
BPCE SA
2.25%, 01/27/20	15,500	15,538,187
2.50%, 12/10/18[a]	5,750	5,843,015
2.50%, 07/15/19	7,500	7,610,445
4.00%, 04/15/24[a]	36,450	38,062,417
Branch Banking & Trust Co.
3.63%, 09/16/25 (Call 08/16/25)	2,555	2,578,873
3.80%, 10/30/26 (Call 09/30/26)	13,800	13,998,663
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)[a]	5,517	5,514,931
3.20%, 02/05/25 (Call 01/05/25)[a]	12,700	12,221,147
3.50%, 06/15/23	5,000	5,005,345
3.75%, 04/24/24 (Call 03/24/24)	14,985	15,097,265
4.20%, 10/29/25	5,210	5,213,742
4.75%, 07/15/21	16,247	17,751,084
Capital One N.A./Mclean VA
2.40%, 09/05/19 (Call 08/05/19)	18,075	17,948,415
2.95%, 07/23/21 (Call 06/23/21)	8,740	8,697,238
Citigroup Inc.
2.40%, 02/18/20[a]	28,356	28,201,633
2.50%, 07/29/19	32,614	32,776,865
2.55%, 04/08/19	28,760	29,054,796
2.65%, 10/26/20	30,000	29,933,985
3.30%, 04/27/25[a]	19,134	18,676,701
3.38%, 03/01/23[a]	4,148	4,165,849
3.50%, 05/15/23[a]	17,555	17,134,789
3.75%, 06/16/24[a]	19,306	19,696,058
3.88%, 10/25/23[a]	21,386	22,126,266
3.88%, 03/26/25	10,944	10,672,843
4.00%, 08/05/24	14,408	14,310,090
4.05%, 07/30/22	16,096	16,490,441
4.30%, 11/20/26	12,535	12,505,352
4.40%, 06/10/25	32,194	32,593,048
4.45%, 09/29/27[a]	44,000	43,986,012
4.50%, 01/14/22	25,779	27,891,432
4.65%, 07/30/45	10,019	10,165,479

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.30%, 05/06/44[a]	$19,170	$20,306,168
5.38%, 08/09/20	17,250	19,340,348
5.50%, 09/13/25	21,549	23,570,492
5.88%, 01/30/42	7,660	8,976,958
6.13%, 08/25/36	4,620	5,326,610
6.63%, 06/15/32	13,000	15,625,839
6.68%, 09/13/43	8,000	9,992,146
8.13%, 07/15/39	32,228	46,966,918
8.50%, 05/22/19[a]	16,603	20,026,954
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	22,750	22,949,957
2.30%, 09/06/19[a]	15,500	15,551,641
2.30%, 03/12/20[a]	14,609	14,579,155
2.40%, 11/02/20	4,080	4,072,697
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
2.25%, 01/14/19	14,150	14,275,854
3.88%, 02/08/22	34,090	36,055,490
3.95%, 11/09/22[a]	21,490	21,640,793
4.38%, 08/04/25[a]	10,250	10,449,896
4.50%, 01/11/21[a]	21,185	23,257,577
4.63%, 12/01/23	13,250	13,837,151
5.25%, 05/24/41	13,188	14,978,541
5.25%, 08/04/45	20,700	21,806,786
5.75%, 12/01/43	13,278	14,927,567
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
2.25%, 01/14/20[a]	28,250	28,260,359
3.38%, 05/21/25[a]	21,450	21,397,651
Credit Suisse/New York NY
2.30%, 05/28/19[a]	38,320	38,469,479
3.00%, 10/29/21[a]	15,045	15,082,826
3.63%, 09/09/24	37,500	37,718,194
4.38%, 08/05/20	20,430	22,183,252
5.30%, 08/13/19[a]	6,552	7,271,957
5.40%, 01/14/20[a]	18,348	20,373,405
Deutsche Bank AG
2.95%, 08/20/20[a]	15,500	15,541,024
4.50%, 04/01/25[a]	12,080	11,771,954
Deutsche Bank AG/London
2.50%, 02/13/19[a]	24,413	24,559,407
3.70%, 05/30/24[a]	28,910	28,921,526

Security	Principal (000s)	Value
Discover Bank/Greenwood DE
3.10%, 06/04/20 (Call 05/04/20)	$17,780	$17,937,968
3.20%, 08/09/21 (Call 07/09/21)	11,994	11,924,131
4.20%, 08/08/23	10,295	10,615,740
Fifth Third Bancorp
2.88%, 07/27/20 (Call 06/27/20)	7,928	7,974,897
4.30%, 01/16/24 (Call 12/16/23)	9,735	10,023,810
8.25%, 03/01/38	9,348	13,430,958
Fifth Third Bank/Cincinnati OH
2.38%, 04/25/19 (Call 03/25/19)	13,850	13,949,158
2.88%, 10/01/21 (Call 09/01/21)	12,000	11,986,838
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19[a]	35,059	35,281,789
2.60%, 04/23/20 (Call 03/23/20)[a]	8,645	8,680,612
2.63%, 01/31/19	32,621	33,173,727
2.75%, 09/15/20 (Call 08/15/20)[a]	10,000	10,047,019
3.50%, 01/23/25 (Call 10/23/24)	41,301	40,820,227
3.63%, 01/22/23[a]	23,382	23,875,748
3.75%, 05/22/25 (Call 02/22/25)[a]	40,173	40,457,545
3.85%, 07/08/24 (Call 04/08/24)	29,973	30,574,474
4.00%, 03/03/24	25,212	25,965,829
4.25%, 10/21/25	20,940	20,954,612
4.75%, 10/21/45	15,000	15,184,490
4.80%, 07/08/44 (Call 01/08/44)	23,901	24,194,638
5.15%, 05/22/45	26,875	27,022,071
5.25%, 07/27/21	54,635	61,116,864
5.38%, 03/15/20	20,898	23,317,876
5.75%, 01/24/22[a]	58,545	67,126,672
5.95%, 01/15/27	15,126	17,200,664
6.00%, 06/15/20	28,275	32,285,905
6.13%, 02/15/33	31,221	37,345,583

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.25%, 02/01/41	$22,866	$27,557,735
6.45%, 05/01/36	15,906	18,551,049
6.75%, 10/01/37	67,715	81,960,015
7.50%, 02/15/19[a]	35,179	40,959,068
HSBC Bank USA N.A./Buffalo NY
4.88%, 08/24/20	10,410	11,405,440
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35[a]	8,243	9,458,627
5.88%, 11/01/34	7,000	8,227,265
HSBC Holdings PLC
4.00%, 03/30/22	11,023	11,605,614
4.25%, 03/14/24[a]	37,900	38,284,526
4.25%, 08/18/25[a]	22,300	22,553,011
4.88%, 01/14/22	18,502	20,381,165
5.10%, 04/05/21	20,725	23,139,840
5.25%, 03/14/44[a]	18,759	19,780,677
6.10%, 01/14/42	6,668	8,417,551
6.50%, 05/02/36[a]	28,677	34,645,404
6.50%, 09/15/37	30,634	37,265,489
6.80%, 06/01/38	19,760	25,017,828
HSBC USA Inc.
2.25%, 06/23/19[a]	10,000	9,981,233
2.35%, 03/05/20	23,557	23,307,402
2.38%, 11/13/19[a]	9,400	9,384,467
2.75%, 08/07/20[a]	18,200	18,322,342
3.50%, 06/23/24	10,500	10,636,259
5.00%, 09/27/20[a]	6,490	7,119,187
Intesa Sanpaolo SpA
3.88%, 01/15/19[a]	15,400	15,986,044
5.25%, 01/12/24[a]	22,210	24,100,291
JPMorgan Chase & Co.
2.20%, 10/22/19[a]	8,506	8,497,840
2.25%, 01/23/20 (Call 12/23/19)	34,608	34,265,824
2.35%, 01/28/19[a]	6,960	7,011,503
2.75%, 06/23/20 (Call 05/23/20)	28,086	28,285,388
3.13%, 01/23/25 (Call 10/23/24)[a]	30,572	29,687,466
3.20%, 01/25/23	46,583	46,418,590
3.25%, 09/23/22	35,689	35,864,208
3.38%, 05/01/23[a]	27,818	27,335,995

Security	Principal (000s)	Value
3.63%, 05/13/24	$23,759	$24,039,211
3.88%, 02/01/24[a]	26,623	27,526,252
3.88%, 09/10/24	39,125	39,049,461
3.90%, 07/15/25 (Call 04/15/25)	33,259	34,074,401
4.13%, 12/15/26[a]	16,050	16,077,706
4.25%, 10/15/20	40,475	43,460,525
4.25%, 10/01/27	13,192	13,230,039
4.35%, 08/15/21	35,537	38,061,680
4.40%, 07/22/20[a]	21,618	23,274,998
4.50%, 01/24/22	28,599	30,917,095
4.63%, 05/10/21[a]	27,287	29,673,439
4.85%, 02/01/44[a]	8,364	8,881,102
4.95%, 03/25/20[a]	20,888	22,905,612
4.95%, 06/01/45	14,065	14,222,084
5.40%, 01/06/42	13,432	15,239,468
5.50%, 10/15/40	10,808	12,374,954
5.60%, 07/15/41	18,094	21,070,494
5.63%, 08/16/43	22,433	24,890,905
6.30%, 04/23/19	37,942	43,051,471
6.40%, 05/15/38[a]	26,878	33,996,947
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	14,000	13,907,289
2.50%, 12/15/19	8,500	8,564,504
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	7,003	7,048,063
5.10%, 03/24/21[a]	11,530	12,803,869
Lloyds Bank PLC
2.30%, 11/27/18[a]	13,030	13,186,682
2.35%, 09/05/19[a]	6,576	6,598,195
2.40%, 03/17/20	11,600	11,583,837
3.50%, 05/14/25	18,350	18,375,431
6.38%, 01/21/21[a]	5,506	6,521,125
Lloyds Banking Group PLC
4.50%, 11/04/24[a]	25,200	25,603,712
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	15,500	15,283,569
2.30%, 01/30/19 (Call 12/30/18)	5,630	5,664,758
2.90%, 02/06/25 (Call 01/06/25)[a]	11,700	11,274,610

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Morgan Stanley
2.38%, 07/23/19	$31,610	$31,723,815
2.50%, 01/24/19	21,078	21,361,343
2.65%, 01/27/20[a]	59,896	60,335,146
2.80%, 06/16/20[a]	14,745	14,871,783
3.70%, 10/23/24	34,900	35,285,708
3.75%, 02/25/23[a]	21,023	21,691,231
3.95%, 04/23/27	20,990	20,428,902
4.00%, 07/23/25	26,000	26,750,194
4.10%, 05/22/23	36,474	37,177,149
4.30%, 01/27/45[a]	35,689	34,237,150
4.35%, 09/08/26	29,029	29,467,109
4.88%, 11/01/22	38,593	41,661,356
5.00%, 11/24/25	24,824	26,556,869
5.50%, 01/26/20	26,856	29,926,747
5.50%, 07/24/20	25,841	29,043,863
5.50%, 07/28/21	24,130	27,277,657
5.63%, 09/23/19	33,777	37,608,210
5.75%, 01/25/21	14,338	16,368,148
6.38%, 07/24/42[a]	24,318	30,396,644
7.25%, 04/01/32	5,012	6,606,531
7.30%, 05/13/19	30,910	36,049,826
Series F
3.88%, 04/29/24[a]	41,212	42,325,969
National Australia Bank Ltd./New York
2.63%, 07/23/20[a]	7,500	7,553,828
3.00%, 01/20/23[a]	13,189	13,234,306
Northern Trust Corp.
3.95%, 10/30/25[a]	11,250	11,780,063
PNC Bank N.A.
2.20%, 01/28/19 (Call 12/29/18)[a,c]	17,525	17,651,564
2.25%, 07/02/19 (Call 06/02/19)[a,c]	7,750	7,773,036
2.40%, 10/18/19 (Call 09/18/19)[c]	7,750	7,811,951
2.60%, 07/21/20 (Call 06/21/20)[c]	11,000	11,122,981
2.70%, 11/01/22 (Call 10/01/22)[c]	22,837	22,064,068
2.95%, 01/30/23 (Call 12/30/22)[c]	6,300	6,187,923
2.95%, 02/23/25 (Call 01/24/25)[a,c]	9,300	9,046,661

Security	Principal (000s)	Value
3.80%, 07/25/23 (Call 06/25/23)[c]	$14,928	$15,421,900
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24 (Call 03/29/24)[c]	12,470	12,661,957
PNC Funding Corp.
3.30%, 03/08/22 (Call 02/06/22)[c]	8,069	8,310,378
4.38%, 08/11/20[c]	10,224	11,118,943
5.13%, 02/08/20[c]	3,965	4,420,698
Royal Bank of Canada
2.15%, 03/15/19[a]	13,114	13,212,272
2.15%, 03/06/20[a]	8,000	7,969,767
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	19,162	21,653,457
Royal Bank of Scotland PLC (The)
5.63%, 08/24/20[a]	11,344	12,805,190
6.13%, 01/11/21	14,666	16,994,533
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	19,205	18,940,052
Santander Holdings USA Inc./PA
4.50%, 07/17/25 (Call 04/17/25)	17,295	17,572,389
Santander UK Group Holdings PLC
2.88%, 10/16/20	4,975	4,982,817
State Street Corp.
3.10%, 05/15/23	26,513	26,099,368
3.30%, 12/16/24[a]	21,815	22,088,041
3.55%, 08/18/25[a]	6,461	6,645,690
3.70%, 11/20/23	9,565	9,975,669
4.38%, 03/07/21	14,965	16,334,745
Sumitomo Mitsui Banking Corp.
2.25%, 07/11/19	10,000	9,966,940
2.45%, 01/10/19	13,085	13,186,966
2.45%, 01/16/20	22,350	22,332,006
2.65%, 07/23/20[a]	6,500	6,528,455
3.20%, 07/18/22	6,949	6,947,363
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	8,334	8,393,206

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
2.50%, 05/01/19 (Call 04/01/19)	$5,000	$5,037,935
Svenska Handelsbanken AB
2.25%, 06/17/19	8,252	8,310,909
2.40%, 10/01/20	8,000	7,997,620
2.50%, 01/25/19	22,875	23,286,832
Toronto-Dominion Bank (The)
2.13%, 07/02/19[a]	14,475	14,505,836
2.25%, 11/05/19[a]	19,530	19,592,810
U.S. Bancorp
1.95%, 11/15/18 (Call 10/15/18)[a]	9,755	9,846,450
2.20%, 04/25/19 (Call 03/25/19)	16,754	16,984,848
2.95%, 07/15/22 (Call 06/15/22)[a]	16,347	16,306,267
3.00%, 03/15/22 (Call 02/15/22)	11,114	11,279,156
3.70%, 01/30/24 (Call 12/29/23)	6,250	6,541,198
4.13%, 05/24/21 (Call 04/23/21)	12,649	13,684,071
Series F
3.60%, 09/11/24 (Call 08/11/24)[a]	13,010	13,258,612
U.S. Bank N.A./Cincinnati OH
2.13%, 10/28/19 (Call 09/28/19)[a]	24,485	24,597,430
2.80%, 01/27/25 (Call 12/27/24)	5,700	5,554,181
UBS AG/Stamford CT
2.35%, 03/26/20	15,750	15,733,387
2.38%, 08/14/19[a]	32,706	32,821,547
4.88%, 08/04/20[a]	29,475	32,676,866
Wachovia Corp.
5.50%, 08/01/35	15,517	17,455,849
Wells Fargo & Co.
2.13%, 04/22/19[a]	31,125	31,311,302
2.15%, 01/15/19[a]	20,072	20,277,048
2.60%, 07/22/20[a]	26,360	26,563,249
3.00%, 01/22/21	12,269	12,519,003
3.00%, 02/19/25	39,835	38,571,960
3.30%, 09/09/24	37,761	37,657,414

Security	Principal (000s)	Value
3.50%, 03/08/22[a]	$35,327	$36,691,989
3.55%, 09/29/25	25,000	25,146,500
3.90%, 05/01/45[a]	28,205	26,146,881
4.10%, 06/03/26[a]	19,047	19,352,470
4.13%, 08/15/23	30,141	31,330,044
4.30%, 07/22/27	22,870	23,556,116
4.60%, 04/01/21	27,170	29,704,961
4.65%, 11/04/44	12,739	12,631,550
5.38%, 02/07/35	1,074	1,232,860
5.38%, 11/02/43	21,699	23,763,760
5.61%, 01/15/44	36,855	41,895,879
Series M
3.45%, 02/13/23	27,196	27,490,935
Series N
2.15%, 01/30/20	25,929	25,764,237
Wells Fargo Bank N.A.
5.85%, 02/01/37	10,250	12,335,253
6.60%, 01/15/38	18,684	24,594,270
Westpac Banking Corp.
2.25%, 01/17/19[a]	24,043	24,251,710
2.30%, 05/26/20[a]	8,075	8,096,660
4.88%, 11/19/19	19,237	21,182,465

		6,629,371,738
BEVERAGES — 2.35%
Anheuser-Busch InBev Finance Inc.
2.15%, 02/01/19	12,871	12,843,585
2.63%, 01/17/23[a]	24,668	23,430,384
3.70%, 02/01/24[a]	20,496	20,702,440
4.00%, 01/17/43[a]	4,267	3,758,094
4.63%, 02/01/44[a]	11,875	11,552,875
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	35,990	34,408,502
3.75%, 07/15/42[a]	20,941	17,699,511
5.00%, 04/15/20	12,712	13,983,065
5.38%, 01/15/20[a]	20,447	22,652,350
6.88%, 11/15/19	17,777	20,657,646
7.75%, 01/15/19	24,003	27,917,733
8.20%, 01/15/39	10,912	15,374,778
Bottling Group LLC
5.13%, 01/15/19[a]	6,332	6,993,842
Coca-Cola Co. (The)
1.65%, 11/01/18[a]	19,591	19,752,514

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
1.88%, 10/27/20	$15,000	$14,860,485
2.45%, 11/01/20[a]	16,009	16,290,491
2.50%, 04/01/23[a]	5,971	5,904,596
2.88%, 10/27/25	14,170	13,990,667
3.15%, 11/15/20	13,206	13,825,478
3.20%, 11/01/23[a]	18,575	19,210,995
3.30%, 09/01/21[a]	9,488	9,953,201
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	12,384	11,961,047
Diageo Investment Corp.
2.88%, 05/11/22	12,584	12,451,687
Pepsi Bottling Group Inc. (The)
Series B
7.00%, 03/01/29	11,865	15,917,320
PepsiCo Inc.
1.85%, 04/30/20 (Call 03/30/20)[a]	10,600	10,496,420
2.15%, 10/14/20 (Call 09/14/20)	28,000	27,936,630
2.25%, 01/07/19 (Call 12/07/18)[a]	8,084	8,215,863
2.75%, 03/05/22[a]	14,288	14,380,378
2.75%, 03/01/23	13,643	13,574,796
2.75%, 04/30/25 (Call 01/30/25)	10,409	10,110,810
3.00%, 08/25/21	5,596	5,770,190
3.10%, 07/17/22 (Call 05/17/22)	8,300	8,513,859
3.13%, 11/01/20[a]	12,429	12,963,293
3.50%, 07/17/25 (Call 04/17/25)[a]	550	566,481
3.60%, 03/01/24 (Call 12/01/23)[a]	9,680	10,116,276
4.00%, 03/05/42[a]	11,344	10,891,311
4.45%, 04/14/46 (Call 10/14/45)	14,000	14,334,100
4.50%, 01/15/20	10,665	11,709,735
4.88%, 11/01/40	11,386	12,234,317
5.50%, 01/15/40[a]	8,246	9,544,164
7.90%, 11/01/18	13,086	15,426,067

		582,877,976

Security	Principal (000s)	Value
BIOTECHNOLOGY — 2.65%
Amgen Inc.
2.13%, 05/01/20 (Call 04/01/20)[a]	$10,678	$10,545,433
2.20%, 05/22/19 (Call 04/22/19)[a]	23,265	23,306,968
3.13%, 05/01/25 (Call 02/01/25)[a]	12,600	12,115,554
3.45%, 10/01/20	15,410	16,108,521
3.63%, 05/15/22 (Call 02/15/22)	1,986	2,041,840
3.63%, 05/22/24 (Call 02/22/24)	17,325	17,603,428
3.88%, 11/15/21 (Call 08/15/21)[a]	21,623	22,858,136
4.10%, 06/15/21 (Call 03/15/21)	12,141	12,975,007
4.40%, 05/01/45 (Call 11/01/44)	15,174	14,008,910
5.15%, 11/15/41 (Call 05/15/41)	21,212	21,869,018
5.38%, 05/15/43 (Call 11/15/42)	13,682	14,563,897
5.65%, 06/15/42 (Call 12/15/41)	10,008	11,053,406
5.70%, 02/01/19	11,474	12,751,987
6.38%, 06/01/37	11,459	13,442,640
6.40%, 02/01/39	15,762	18,797,862
Biogen Inc.
2.90%, 09/15/20	23,425	23,604,335
3.63%, 09/15/22	13,500	13,691,250
4.05%, 09/15/25 (Call 06/15/25)	20,200	20,442,192
5.20%, 09/15/45 (Call 03/15/45)[a]	18,070	18,230,008
Celgene Corp.
2.88%, 08/15/20	21,500	21,673,146
3.25%, 08/15/22	24,306	24,198,808
3.55%, 08/15/22[a]	9,900	10,037,911
3.63%, 05/15/24 (Call 02/15/24)[a]	10,506	10,442,155
3.88%, 08/15/25 (Call 05/15/25)	38,000	38,027,736

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.63%, 05/15/44 (Call 11/15/43)	$10,750	$10,161,401
5.00%, 08/15/45 (Call 02/15/45)	21,000	21,079,937
Gilead Sciences Inc.
2.55%, 09/01/20	17,459	17,610,610
3.25%, 09/01/22 (Call 07/01/22)[a]	10,500	10,654,565
3.50%, 02/01/25 (Call 11/01/24)[a]	25,672	25,881,953
3.65%, 03/01/26 (Call 12/01/25)[a]	29,062	29,318,501
3.70%, 04/01/24 (Call 01/01/24)	15,177	15,607,230
4.40%, 12/01/21 (Call 09/01/21)	11,814	12,857,817
4.50%, 04/01/21 (Call 01/01/21)[a]	10,484	11,443,133
4.50%, 02/01/45 (Call 08/01/44)	28,873	27,999,260
4.60%, 09/01/35 (Call 03/01/35)	13,628	13,817,236
4.75%, 03/01/46 (Call 09/01/45)	26,000	26,281,468
4.80%, 04/01/44 (Call 10/01/43)[a]	16,645	16,833,015
5.65%, 12/01/41 (Call 06/01/41)	12,225	13,890,129

		657,826,403
CHEMICALS — 1.82%
CF Industries Inc.
3.45%, 06/01/23[a]	5,319	5,045,968
4.95%, 06/01/43	4,996	4,614,792
5.15%, 03/15/34	18,955	18,449,212
5.38%, 03/15/44	9,913	9,749,426
7.13%, 05/01/20	2,310	2,679,808
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	24,858	24,279,997
3.50%, 10/01/24 (Call 07/01/24)[a]	11,175	10,928,180
4.13%, 11/15/21 (Call 08/15/21)	23,208	24,399,202

Security	Principal (000s)	Value
4.25%, 11/15/20 (Call 08/15/20)	$18,470	$19,668,703
4.38%, 11/15/42 (Call 05/15/42)	10,645	9,537,586
5.25%, 11/15/41 (Call 05/15/41)	7,945	7,884,210
7.38%, 11/01/29[a]	10,477	13,235,925
8.55%, 05/15/19	14,862	17,866,643
9.40%, 05/15/39[a]	10,726	15,572,724
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	12,153	12,129,300
3.60%, 08/15/22 (Call 05/15/22)	24,542	24,850,154
3.80%, 03/15/25 (Call 12/15/24)	7,500	7,437,688
4.65%, 10/15/44 (Call 04/15/44)[a]	6,500	6,082,276
Ecolab Inc.
4.35%, 12/08/21	10,050	10,807,290
5.50%, 12/08/41	10,498	11,683,035
EI du Pont de Nemours & Co.
2.80%, 02/15/23[a]	21,402	20,529,336
3.63%, 01/15/21[a]	14,513	15,052,187
4.15%, 02/15/43[a]	6,244	5,625,993
4.63%, 01/15/20[a]	17,523	18,945,214
LYB International Finance BV
4.00%, 07/15/23[a]	8,381	8,516,833
4.88%, 03/15/44 (Call 09/15/43)	12,160	11,644,152
5.25%, 07/15/43	7,558	7,597,236
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	11,685	10,112,339
5.00%, 04/15/19 (Call 01/15/19)	17,850	19,208,271
5.75%, 04/15/24 (Call 01/15/24)[a]	7,370	8,333,568
6.00%, 11/15/21 (Call 08/17/21)	16,453	18,684,193
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)[a]	8,709	8,437,162

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.40%, 07/15/44 (Call 01/15/44)	$8,700	$7,774,820
4.70%, 07/15/64 (Call 01/15/64)	13,185	11,141,325
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)[a]	7,055	7,089,759
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	9,292	9,175,079
Rohm & Haas Co.
7.85%, 07/15/29	5,306	6,926,752

		451,696,338
COMMERCIAL SERVICES — 0.35%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	15,357	15,520,546
3.38%, 09/15/25 (Call 06/15/25)[a]	12,868	13,236,950
McGraw Hill Financial Inc.
4.40%, 02/15/26 (Call 11/15/25)[a,b]	7,000	7,065,528
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	16,346	16,454,353
3.75%, 08/15/21 (Call 06/15/21)	8,690	8,782,050
4.25%, 08/15/24 (Call 05/15/24)[a]	25,045	25,010,262

		86,069,689
COMPUTERS — 2.75%
Apple Inc.
1.55%, 02/07/20	13,078	12,933,894
2.00%, 05/06/20[a]	18,649	18,704,994
2.10%, 05/06/19[a]	19,745	20,101,794
2.15%, 02/09/22[a]	10,991	10,769,224
2.40%, 05/03/23[a]	62,970	61,471,566
2.50%, 02/09/25[a]	24,184	23,220,115
2.70%, 05/13/22[a]	19,294	19,463,947
2.85%, 05/06/21	34,421	35,435,029
3.20%, 05/13/25[a]	21,307	21,584,839
3.45%, 05/06/24	28,764	29,877,463
3.45%, 02/09/45[a]	31,787	27,059,221

Security	Principal (000s)	Value
3.85%, 05/04/43	$35,224	$32,565,264
4.38%, 05/13/45	23,015	22,989,983
4.45%, 05/06/44	9,842	9,934,004
EMC Corp./MA
2.65%, 06/01/20[a]	22,815	20,782,270
3.38%, 06/01/23 (Call 03/01/23)[a]	19,264	16,305,909
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (Call 09/15/20)[b]	28,655	28,791,163
4.40%, 10/15/22 (Call 08/15/22)[a,b]	8,000	8,069,072
4.90%, 10/15/25 (Call 07/15/25)[b]	30,000	29,651,682
6.20%, 10/15/35 (Call 04/15/35)[b]	9,000	8,778,429
6.35%, 10/15/45 (Call 04/15/45)[b]	18,000	17,369,032
Hewlett-Packard Co.
3.75%, 12/01/20	10,367	10,553,807
4.30%, 06/01/21[a]	10,410	10,687,929
4.38%, 09/15/21	21,925	22,391,323
4.65%, 12/09/21	15,868	16,434,424
6.00%, 09/15/41	10,487	10,060,071
International Business Machines Corp.
1.63%, 05/15/20[a]	17,555	17,188,104
1.88%, 08/01/22[a]	15,651	14,745,513
1.95%, 02/12/19[a]	12,956	13,023,115
3.38%, 08/01/23	11,425	11,643,368
3.63%, 02/12/24[a]	27,245	28,048,463
4.00%, 06/20/42[a]	12,879	11,625,452
8.38%, 11/01/19	5,237	6,494,131
Seagate HDD Cayman
3.75%, 11/15/18	8,775	8,884,587
4.75%, 06/01/23[a]	15,780	14,729,909
4.75%, 01/01/25[a]	8,725	7,839,393

		680,208,483
COSMETICS & PERSONAL CARE — 0.30%
Procter & Gamble Co. (The)
1.60%, 11/15/18[a]	5,150	5,160,802
2.30%, 02/06/22	18,463	18,406,204
3.10%, 08/15/23[a]	4,434	4,579,881

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.70%, 02/15/19	$27,516	$30,243,832
5.55%, 03/05/37	13,098	16,047,132

		74,437,851
DIVERSIFIED FINANCIAL SERVICES — 3.88%
American Express Co.
2.65%, 12/02/22	14,608	14,297,069
4.05%, 12/03/42[a]	25,654	24,864,498
American Express Credit Corp.
2.13%, 03/18/19	22,491	22,595,565
2.25%, 08/15/19[a]	13,115	13,162,176
2.38%, 05/26/20 (Call 04/25/20)	26,495	26,480,346
Series F
2.60%, 09/14/20 (Call 08/14/20)	1,169	1,176,037
Ameriprise Financial Inc.
4.00%, 10/15/23	23,273	24,320,369
5.30%, 03/15/20	800	898,076
Associates Corp. of North America
6.95%, 11/01/18	3,325	3,785,210
BP Capital Markets PLC
2.52%, 01/15/20[a]	10,430	10,556,798
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)	14,520	14,452,173
3.38%, 02/15/23	17,990	17,638,252
CME Group Inc./IL
3.00%, 09/15/22	4,028	4,062,261
3.00%, 03/15/25 (Call 12/15/24)[a]	10,519	10,361,153
5.30%, 09/15/43 (Call 03/15/43)	11,661	13,260,664
Ford Motor Credit Co. LLC
2.38%, 03/12/19[a]	19,400	19,246,247
2.60%, 11/04/19	6,605	6,538,848
3.66%, 09/08/24[a]	11,200	11,103,271
4.25%, 09/20/22[a]	23,295	24,399,011
4.38%, 08/06/23[a]	10,339	10,927,239
5.75%, 02/01/21	9,870	11,133,993
5.88%, 08/02/21	27,429	31,243,411
8.13%, 01/15/20	8,108	9,710,051
GE Capital International Funding Co.
0.96%, 04/15/16	9,623	9,621,104

Security	Principal (000s)	Value
2.34%, 11/15/20	$26,217	$26,261,120
3.37%, 11/15/25	12,783	12,933,312
4.42%, 11/15/35	44,495	45,981,679
General Electric Capital Corp.
2.20%, 01/09/20 (Call 12/09/19)[a]	21,164	21,380,178
2.30%, 01/14/19	1,550	1,579,253
3.10%, 01/09/23[a]	36,710	37,403,885
3.15%, 09/07/22	10,935	11,183,922
3.45%, 05/15/24 (Call 02/13/24)[a]	3,140	3,248,759
4.38%, 09/16/20	4,161	4,559,453
4.63%, 01/07/21	28,236	31,541,092
4.65%, 10/17/21	41,029	45,924,917
5.30%, 02/11/21[a]	26,733	30,558,105
5.50%, 01/08/20	9,348	10,622,989
5.88%, 01/14/38	71,328	87,645,678
6.00%, 08/07/19	16,866	19,349,928
6.15%, 08/07/37	7,497	9,530,703
6.88%, 01/10/39	43,981	60,252,708
Series A
5.55%, 05/04/20	4,938	5,652,055
6.75%, 03/15/32	51,346	66,995,034
HSBC Finance Corp.
6.68%, 01/15/21	34,006	39,506,348
Intercontinental Exchange Inc.
4.00%, 10/15/23	9,625	9,931,772
Jefferies Group LLC
6.88%, 04/15/21[a]	7,752	8,691,769
8.50%, 07/15/19	4,125	4,861,935
Nomura Holdings Inc.
2.75%, 03/19/19[a]	8,750	8,844,533
6.70%, 03/04/20	14,113	16,392,834
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	4,235	4,179,311
4.50%, 07/23/25 (Call 04/24/25)	1,505	1,522,619

		962,369,713
ELECTRIC — 1.12%
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)	12,450	12,446,860

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.15%, 11/15/43 (Call 05/15/43)[a]	$11,349	$12,422,733
6.13%, 04/01/36	15,910	19,126,137
6.50%, 09/15/37	11,286	14,076,291
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	8,829	9,049,686
4.63%, 12/01/54 (Call 06/01/54)[a]	7,610	7,638,251
Duke Energy Carolinas LLC
5.30%, 02/15/40[a]	7,517	8,776,746
Duke Energy Florida LLC
6.40%, 06/15/38[a]	13,480	17,497,455
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	7,907	7,935,294
3.95%, 06/15/25 (Call 03/15/25)	17,700	17,861,102
5.10%, 06/15/45 (Call 12/15/44)	13,989	14,256,460
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)[a]	1,600	1,606,496
5.60%, 06/15/42 (Call 12/15/41)[a]	13,180	13,153,948
6.25%, 10/01/39	12,495	13,421,309
Georgia Power Co.
4.30%, 03/15/42	9,877	9,015,337
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	5,893	6,076,822
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	9,773	12,035,955
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	2,587	2,711,816
5.40%, 01/15/40	10,331	11,727,741
5.80%, 03/01/37	9,843	11,545,632
6.05%, 03/01/34[a]	37,560	45,226,173
Southern California Edison Co.
4.65%, 10/01/43 (Call 04/01/43)	9,696	10,518,551

		278,126,795

Security	Principal (000s)	Value
ELECTRONICS — 0.48%
Honeywell International Inc.
4.25%, 03/01/21[a]	$4,749	$5,237,942
5.00%, 02/15/19	11,524	12,732,422
Koninklijke Philips NV
3.75%, 03/15/22	10,530	10,753,608
6.88%, 03/11/38	12,644	14,773,994
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	14,097	14,144,696
3.15%, 01/15/23 (Call 10/15/22)	12,998	12,879,357
3.30%, 02/15/22	2,592	2,588,829
3.60%, 08/15/21 (Call 05/15/21)	16,406	16,827,268
4.15%, 02/01/24 (Call 11/01/23)[a]	6,151	6,402,874
4.50%, 03/01/21[a]	20,406	21,939,501

		118,280,491
ENGINEERING & CONSTRUCTION — 0.11%
ABB Finance USA Inc.
2.88%, 05/08/22	23,488	23,225,959
4.38%, 05/08/42[a]	4,117	4,138,499

		27,364,458
ENVIRONMENTAL CONTROL — 0.15%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	17,395	17,891,333
5.00%, 03/01/20[a]	9,032	9,963,040
Waste Management Inc.
4.10%, 03/01/45 (Call 09/01/44)	10,874	10,134,901

		37,989,274
FOOD — 1.58%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	20,347	19,603,002
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)[a]	17,474	17,694,050
5.65%, 02/15/19	8,850	9,820,921
JM Smucker Co. (The)
3.50%, 10/15/21	25	25,737

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
3.50%, 03/15/25	$16,025	$16,057,640
Kellogg Co.
4.00%, 12/15/20	8,232	8,726,907
Series B
7.45%, 04/01/31	10,436	13,298,412
Kraft Foods Group Inc.
3.50%, 06/06/22	21,511	21,995,720
5.00%, 06/04/42	28,053	28,791,490
5.38%, 02/10/20	19,580	21,764,562
6.50%, 02/09/40	14,469	17,304,700
6.88%, 01/26/39	15,805	19,495,711
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)[b]	21,000	21,118,343
3.50%, 07/15/22 (Call 05/15/22)[a,b]	20,595	21,024,066
3.95%, 07/15/25 (Call 04/15/25)[a,b]	6,825	6,992,529
5.00%, 07/15/35 (Call 01/15/35)[a,b]	8,475	8,822,633
5.20%, 07/15/45 (Call 01/15/45)[b]	10,350	10,934,664
Kroger Co. (The)
6.15%, 01/15/20[a]	7,327	8,369,392
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)[a]	9,384	9,398,189
4.00%, 02/01/24 (Call 11/01/23)[a]	18,004	18,732,516
6.50%, 02/09/40[a]	1,961	2,397,029
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	2,000	2,011,076
3.75%, 10/01/25 (Call 07/01/25)	10,000	10,222,885
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	10,000	10,050,100
3.95%, 08/15/24 (Call 05/15/24)	15,500	15,812,782
4.50%, 06/15/22 (Call 03/15/22)	5,570	5,945,395
Unilever Capital Corp.
2.20%, 03/06/19	14,061	14,283,249

Security	Principal (000s)	Value
4.25%, 02/10/21	$10,963	$12,026,772
4.80%, 02/15/19	7,064	7,760,969
5.90%, 11/15/32	8,609	10,958,391

		391,439,832
FOREST PRODUCTS & PAPER — 0.07%
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)[a]	9,725	9,683,695
4.80%, 06/15/44 (Call 12/15/43)	7,750	7,228,030
7.30%, 11/15/39	1,050	1,246,683

		18,158,408
GAS — 0.07%
Sempra Energy
6.00%, 10/15/39	14,085	16,293,796

		16,293,796
HEALTH CARE — PRODUCTS — 1.70%
Becton Dickinson and Co.
2.68%, 12/15/19	17,650	17,719,179
3.13%, 11/08/21	11,291	11,411,294
3.73%, 12/15/24 (Call 09/15/24)	22,570	23,081,669
4.69%, 12/15/44 (Call 06/15/44)	12,825	12,966,487
Boston Scientific Corp.
3.85%, 05/15/25	6,235	6,209,466
6.00%, 01/15/20	14,536	16,259,865
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	5,519	5,456,326
6.55%, 10/15/37	19,036	24,560,249
Medtronic Inc.
2.50%, 03/15/20	30,168	30,553,010
2.75%, 04/01/23 (Call 01/01/23)	18,314	17,998,715
3.15%, 03/15/22	32,680	33,407,833
3.50%, 03/15/25	49,444	50,467,471
3.63%, 03/15/24 (Call 12/15/23)[a]	10,594	10,991,648
4.00%, 04/01/43 (Call 10/01/42)	8,236	7,828,890
4.38%, 03/15/35	27,788	28,674,231

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.45%, 03/15/20	$13,593	$14,850,331
4.63%, 03/15/45	37,503	39,494,263
St. Jude Medical Inc.
3.25%, 04/15/23 (Call 01/15/23)	192	188,317
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	26,525	26,510,371
3.15%, 04/01/22 (Call 02/01/22)	8,300	8,222,020
3.55%, 04/01/25 (Call 01/01/25)	28,350	27,865,377
4.45%, 08/15/45 (Call 02/15/45)	7,150	6,732,270

		421,449,282
HEALTH CARE – SERVICES — 1.42%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)[a]	20,671	20,231,365
3.50%, 11/15/24 (Call 08/15/24)[a]	7,000	7,020,681
3.95%, 09/01/20	10,015	10,605,760
6.63%, 06/15/36	7,798	9,719,890
Anthem Inc.
2.25%, 08/15/19[a]	16,625	16,462,599
3.13%, 05/15/22	10,735	10,593,981
3.30%, 01/15/23	12,650	12,495,418
3.50%, 08/15/24 (Call 05/15/24)	6,975	6,924,032
4.63%, 05/15/42	10,384	10,114,890
4.65%, 01/15/43	11,225	10,960,572
4.65%, 08/15/44 (Call 02/15/44)	12,394	12,160,425
5.85%, 01/15/36	5,555	6,196,013
6.38%, 06/15/37[a]	1,220	1,454,748
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)	5,120	4,976,821
4.00%, 02/15/22 (Call 11/15/21)	7,764	8,078,154
5.38%, 02/15/42 (Call 08/15/41)	9,885	10,867,924
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)	8,075	8,239,352

Security	Principal (000s)	Value
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)[a]	$2,821	$2,742,717
4.70%, 02/01/45 (Call 08/01/44)	13,125	12,036,336
UnitedHealth Group Inc.
2.70%, 07/15/20	25,539	26,074,195
2.88%, 12/15/21[a]	2,900	2,941,435
2.88%, 03/15/22 (Call 12/15/21)	9,110	9,174,605
2.88%, 03/15/23[a]	7,727	7,680,367
3.35%, 07/15/22	13,900	14,386,012
3.75%, 07/15/25	29,773	30,948,096
4.25%, 03/15/43 (Call 09/15/42)[a]	13,569	13,443,764
4.63%, 07/15/35	11,000	11,647,955
4.75%, 07/15/45	22,091	23,543,722
5.80%, 03/15/36[a]	4,000	4,751,434
6.88%, 02/15/38	18,959	25,462,521

		351,935,784
HOLDING COMPANIES – DIVERSIFIED — 0.06%
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	15,871	15,760,120

		15,760,120
INSURANCE — 1.69%
ACE INA Holdings Inc.
2.30%, 11/03/20	2,845	2,850,522
3.15%, 03/15/25[a]	13,015	12,848,412
3.35%, 05/03/26	1,275	1,281,476
4.35%, 11/03/45	3,335	3,396,477
Aflac Inc.
3.63%, 11/15/24	10,018	10,215,475
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	3,361	3,377,164
3.38%, 08/15/20[a]	8,255	8,571,982
3.75%, 07/10/25 (Call 04/10/25)	1,057	1,073,356
3.88%, 01/15/35 (Call 07/15/34)	9,723	9,061,109
4.13%, 02/15/24	4,695	4,948,937

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.38%, 01/15/55 (Call 07/15/54)	$9,339	$8,646,720
4.50%, 07/16/44 (Call 01/16/44)	35,624	34,856,741
4.80%, 07/10/45 (Call 01/10/45)	8,000	8,169,921
4.88%, 06/01/22	42,644	47,461,088
6.25%, 05/01/36	11,430	13,653,653
6.40%, 12/15/20	1,357	1,597,894
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	7,395	7,556,118
4.25%, 01/15/21[a]	12,021	13,202,804
5.75%, 01/15/40[a]	8,088	9,619,258
Berkshire Hathaway Inc.
2.10%, 08/14/19[a]	10,400	10,510,999
4.50%, 02/11/43[a]	16,231	16,380,838
Chubb Corp. (The)
6.00%, 05/11/37	4,851	5,972,453
MetLife Inc.
3.60%, 04/10/24	5,175	5,281,941
4.05%, 03/01/45[a]	21,335	20,159,612
4.13%, 08/13/42	5,128	4,893,086
4.75%, 02/08/21[a]	19,861	21,993,086
4.88%, 11/13/43	18,665	19,855,956
5.70%, 06/15/35	3,955	4,630,650
5.88%, 02/06/41	5,900	7,130,251
6.38%, 06/15/34	8,149	10,214,951
7.72%, 02/15/19	11,805	13,926,422
Series D
4.37%, 09/15/23	14,360	15,483,202
Prudential Financial Inc.
4.60%, 05/15/44[a]	14,750	14,945,744
5.70%, 12/14/36	150	171,176
7.38%, 06/15/19[a]	8,507	10,012,540
Series D
6.63%, 12/01/37	11,145	13,985,787
Travelers Companies Inc. (The)
5.35%, 11/01/40	7,675	8,869,611
6.25%, 06/15/37	9,055	11,448,572

		418,255,984

Security	Principal (000s)	Value
INTERNET — 0.75%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	$24,699	$24,064,011
2.60%, 12/05/19 (Call 11/05/19)	14,745	15,071,990
3.30%, 12/05/21 (Call 10/05/21)[a]	19,048	19,701,430
3.80%, 12/05/24 (Call 09/05/24)[a]	6,382	6,622,555
4.80%, 12/05/34 (Call 06/05/34)[a]	15,496	16,188,355
4.95%, 12/05/44 (Call 06/05/44)	16,778	17,375,101
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)[a]	17,900	17,724,757
2.60%, 07/15/22 (Call 04/15/22)	20,834	19,485,751
2.88%, 08/01/21 (Call 06/01/21)[a]	4,348	4,248,790
3.45%, 08/01/24 (Call 05/01/24)[a]	14,030	13,387,209
4.00%, 07/15/42 (Call 01/15/42)	5,612	4,337,193
Google Inc.
3.38%, 02/25/24[a]	8,465	8,861,652
3.63%, 05/19/21	17,747	18,958,841

		186,027,635
MACHINERY — 0.58%
Caterpillar Financial Services Corp.
2.10%, 06/09/19[a]	14,278	14,392,375
7.15%, 02/15/19	10,915	12,676,618
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)[a]	9,495	9,615,942
3.80%, 08/15/42	23,803	21,728,045
3.90%, 05/27/21[a]	11,022	11,727,066
5.20%, 05/27/41	15,749	17,348,223
7.90%, 12/15/18	6,892	8,139,660
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	11,753	11,541,710

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
3.90%, 06/09/42 (Call 12/09/41)[a]	$15,516	$14,870,160
4.38%, 10/16/19[a]	15,021	16,299,804
John Deere Capital Corp.
1.95%, 12/13/18	6,259	6,310,927

		144,650,530
MANUFACTURING — 0.58%
3M Co.
5.70%, 03/15/37	3,600	4,423,739
Eaton Corp.
2.75%, 11/02/22	24,217	23,598,905
4.15%, 11/02/42	12,640	11,699,217
General Electric Co.
2.70%, 10/09/22[a]	39,052	39,043,381
3.38%, 03/11/24[a]	5,093	5,251,097
4.13%, 10/09/42	19,708	19,344,965
4.50%, 03/11/44	26,400	27,298,756
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	13,000	12,458,185

		143,118,245
MEDIA — 6.15%
21st Century Fox America Inc.
3.00%, 09/15/22[a]	9,352	9,283,212
4.50%, 02/15/21	7,001	7,572,688
6.15%, 03/01/37	12,190	14,037,058
6.15%, 02/15/41	18,631	21,774,255
6.20%, 12/15/34	9,914	11,457,054
6.40%, 12/15/35	16,905	19,900,366
6.65%, 11/15/37	20,207	24,232,473
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)[a]	2,065	1,988,908
4.00%, 01/15/26 (Call 10/15/25)[a]	14,500	14,432,376
4.60%, 01/15/45 (Call 07/15/44)	5,000	4,489,465
7.88%, 07/30/30	3,145	4,047,606
CCO Safari II LLC
3.58%, 07/23/20 (Call 06/23/20)[b]	20,660	20,735,996
4.46%, 07/23/22 (Call 05/23/22)[b]	34,700	35,280,344

Security	Principal (000s)	Value
4.91%, 07/23/25 (Call 04/23/25)[a,b]	$47,970	$48,866,540
6.38%, 10/23/35 (Call 04/23/35)[b]	28,000	28,890,702
6.48%, 10/23/45 (Call 04/23/45)[b]	47,160	48,920,959
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22[a]	12,198	17,256,533
Comcast Corp.
2.85%, 01/15/23	9,420	9,461,788
3.13%, 07/15/22[a]	11,625	11,921,676
3.38%, 02/15/25 (Call 11/15/24)	13,148	13,397,419
3.38%, 08/15/25 (Call 05/15/25)[a]	11,260	11,470,980
3.60%, 03/01/24[a]	12,011	12,521,620
4.20%, 08/15/34 (Call 02/15/34)	9,270	9,194,983
4.25%, 01/15/33	19,226	19,192,664
4.40%, 08/15/35 (Call 02/15/35)	18,190	18,446,877
4.60%, 08/15/45 (Call 02/15/45)[a]	19,509	20,084,281
4.65%, 07/15/42	21,961	22,732,040
4.75%, 03/01/44[a]	10,798	11,365,204
5.15%, 03/01/20[a]	18,168	20,492,708
5.65%, 06/15/35	12,002	13,973,500
6.40%, 05/15/38	1,850	2,316,384
6.40%, 03/01/40	10,879	13,807,214
6.45%, 03/15/37	21,811	27,478,176
6.50%, 11/15/35	6,997	8,858,393
6.55%, 07/01/39	15,003	19,316,331
6.95%, 08/15/37	13,671	18,116,123
7.05%, 03/15/33	6,910	9,049,193
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.80%, 03/15/22	5,171	5,259,616
3.95%, 01/15/25 (Call 10/15/24)[a]	20,235	20,029,123
4.45%, 04/01/24 (Call 01/01/24)	9,821	10,123,733
4.60%, 02/15/21 (Call 11/15/20)	8,780	9,464,840

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.00%, 03/01/21	$22,479	$24,659,463
5.15%, 03/15/42[a]	15,888	15,067,819
5.20%, 03/15/20[a]	15,905	17,454,594
5.88%, 10/01/19	19,474	21,833,478
6.00%, 08/15/40 (Call 05/15/40)	12,225	12,700,292
6.38%, 03/01/41	17,327	18,821,152
Discovery Communications LLC
4.88%, 04/01/43	9,628	8,471,885
5.05%, 06/01/20	22,685	24,527,932
6.35%, 06/01/40	8,675	9,154,681
Historic TW Inc.
6.63%, 05/15/29	13,460	16,412,813
NBCUniversal Media LLC
2.88%, 01/15/23[a]	18,630	18,564,372
4.38%, 04/01/21	23,202	25,395,777
4.45%, 01/15/43	18,122	18,092,767
5.15%, 04/30/20	30,962	34,942,837
5.95%, 04/01/41	16,774	20,132,093
6.40%, 04/30/40	18,493	23,215,711
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)[a]	26,698	27,136,696
4.50%, 09/15/42 (Call 03/15/42)[a]	22,230	17,976,770
5.00%, 02/01/20	13,786	14,695,009
5.50%, 09/01/41 (Call 03/01/41)	17,133	15,514,493
5.88%, 11/15/40 (Call 05/15/40)	14,641	13,797,096
6.55%, 05/01/37	24,327	24,423,972
6.75%, 06/15/39[a]	11,678	11,849,528
7.30%, 07/01/38	12,469	13,413,954
8.25%, 04/01/19	24,236	28,215,876
8.75%, 02/14/19[a]	14,524	17,007,385
Time Warner Entertainment Co. LP
8.38%, 03/15/23[a]	19,604	24,022,046
8.38%, 07/15/33[a]	2,790	3,291,427
Time Warner Inc.
3.55%, 06/01/24 (Call 03/01/24)	10,375	10,307,121
3.60%, 07/15/25 (Call 04/15/25)[a]	18,130	17,910,496

Security	Principal (000s)	Value
4.70%, 01/15/21	$11,103	$12,079,430
4.75%, 03/29/21	13,410	14,597,147
4.88%, 03/15/20	17,576	19,389,613
6.10%, 07/15/40	5,550	6,248,058
6.25%, 03/29/41	17,820	20,330,745
6.50%, 11/15/36	10,608	12,328,969
7.63%, 04/15/31	18,931	24,329,949
7.70%, 05/01/32[a]	23,321	30,305,959
Verizon Communications Inc.
4.52%, 09/15/48	39,550	35,565,539
4.67%, 03/15/55	39,175	34,256,442
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)[a]	12,825	12,615,493
4.38%, 03/15/43	17,895	13,390,125
5.85%, 09/01/43 (Call 03/01/43)	20,717	19,142,438
6.88%, 04/30/36	11,764	11,912,823
Walt Disney Co. (The)
1.85%, 05/30/19[a]	12,903	13,000,080
2.15%, 09/17/20	2,500	2,520,789
2.35%, 12/01/22	12,427	12,437,055
2.75%, 08/16/21[a]	5,376	5,503,306
3.15%, 09/17/25	5,000	5,105,065

		1,525,309,961
METAL FABRICATE & HARDWARE — 0.11%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	8,977	8,659,095
3.25%, 06/15/25 (Call 03/15/25)	18,369	18,340,770

		26,999,865
MINING — 1.89%
Barrick Gold Corp.
3.85%, 04/01/22[a]	9,338	8,721,064
4.10%, 05/01/23[a]	18,460	17,012,933
5.25%, 04/01/42	4,950	4,050,315
6.95%, 04/01/19[a]	8,789	9,807,829
Barrick North America Finance LLC
4.40%, 05/30/21	8,942	8,870,236
5.70%, 05/30/41	11,349	9,451,655
5.75%, 05/01/43[a]	15,154	13,293,431

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	$8,980	$7,699,246
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22[a]	23,418	23,183,452
3.25%, 11/21/21	8,286	8,423,767
3.85%, 09/30/23[a]	17,867	18,345,010
4.13%, 02/24/42	4,665	4,276,364
5.00%, 09/30/43	26,762	27,982,187
6.50%, 04/01/19	25,177	28,672,977
Freeport-McMoRan Inc.
3.10%, 03/15/20[a]	5,917	5,199,860
3.55%, 03/01/22 (Call 12/01/21)[a]	28,064	22,661,680
3.88%, 03/15/23 (Call 12/15/22)[a]	22,867	17,836,260
4.55%, 11/14/24 (Call 08/14/24)[a]	9,740	7,792,000
5.40%, 11/14/34 (Call 05/14/34)[a]	12,390	8,765,925
5.45%, 03/15/43 (Call 09/15/42)[a]	18,095	12,915,306
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)[a]	6,810	6,494,647
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)[a]	13,744	12,642,912
4.88%, 03/15/42 (Call 09/15/41)[a]	23,796	19,118,956
5.13%, 10/01/19[a]	5,344	5,692,271
6.25%, 10/01/39	5,749	5,355,583
Rio Tinto Alcan Inc.
6.13%, 12/15/33	3,100	3,399,087
Rio Tinto Finance USA Ltd.
3.50%, 11/02/20[a]	2,402	2,497,594
3.75%, 09/20/21	13,980	14,265,137
3.75%, 06/15/25 (Call 03/15/25)[a]	15,766	15,516,166
4.13%, 05/20/21[a]	19,438	20,330,395
5.20%, 11/02/40[a]	11,820	11,754,613
7.13%, 07/15/28	8,298	10,125,154
9.00%, 05/01/19[a]	14,407	17,495,717

Security	Principal (000s)	Value
Rio Tinto Finance USA PLC
2.25%, 12/14/18 (Call 11/14/18)	$9,114	$9,093,996
2.88%, 08/21/22 (Call 05/21/22)[a]	9,697	9,316,233
3.50%, 03/22/22 (Call 12/22/21)	28,180	28,276,545
4.13%, 08/21/42 (Call 02/21/42)[a]	14,344	12,520,492

		468,856,995
OFFICE & BUSINESS EQUIPMENT — 0.06%
Xerox Corp.
4.50%, 05/15/21	15,162	15,142,373

		15,142,373
OIL & GAS — 7.79%
Anadarko Finance Co.
7.50%, 05/01/31[a]	5,300	6,436,527
Anadarko Petroleum Corp.
6.20%, 03/15/40	8,171	8,751,090
6.45%, 09/15/36	22,059	24,496,356
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	16,517	16,208,846
4.25%, 01/15/44 (Call 07/15/43)[a]	11,144	9,704,087
4.75%, 04/15/43 (Call 10/15/42)	20,819	19,282,991
5.10%, 09/01/40 (Call 03/01/40)	14,235	13,683,454
6.00%, 01/15/37	4,168	4,473,071
BP Capital Markets PLC
2.24%, 05/10/19	7,921	7,978,447
2.32%, 02/13/20[a]	27,812	27,897,667
2.50%, 11/06/22[a]	14,663	14,140,799
2.75%, 05/10/23[a]	24,626	23,896,676
3.06%, 03/17/22	6,940	6,962,500
3.25%, 05/06/22[a]	13,213	13,391,136
3.51%, 03/17/25[a]	20,820	20,925,006
3.54%, 11/04/24[a]	7,238	7,287,428
3.56%, 11/01/21	19,629	20,481,116
3.81%, 02/10/24[a]	17,948	18,503,415
3.99%, 09/26/23[a]	2,940	3,075,143
4.50%, 10/01/20[a]	16,417	17,993,487

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.74%, 03/11/21[a]	$20,083	$22,262,246
4.75%, 03/10/19	8,957	9,765,711
Canadian Natural Resources Ltd.
6.25%, 03/15/38	13,615	14,185,334
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	9,957	7,946,173
5.70%, 10/15/19	6,092	6,612,022
6.75%, 11/15/39	16,899	17,664,454
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	26,859	26,784,367
2.36%, 12/05/22 (Call 09/05/22)[a]	9,658	9,414,749
2.43%, 06/24/20 (Call 05/24/20)[a]	18,139	18,389,496
3.19%, 06/24/23 (Call 03/24/23)[a]	21,985	22,513,612
4.95%, 03/03/19	39,759	44,036,786
ConocoPhillips
5.75%, 02/01/19	28,718	32,129,655
6.00%, 01/15/20[a]	13,238	15,130,351
6.50%, 02/01/39	32,314	39,632,740
ConocoPhillips Co.
2.20%, 05/15/20 (Call 04/15/20)[a]	1,740	1,731,177
2.40%, 12/15/22 (Call 09/15/22)	19,625	18,749,919
2.88%, 11/15/21 (Call 09/15/21)[a]	15,650	15,692,543
3.35%, 11/15/24 (Call 08/15/24)[a]	11,361	11,235,057
4.30%, 11/15/44 (Call 05/15/44)[a]	4,635	4,418,592
ConocoPhillips Holding Co.
6.95%, 04/15/29	11,406	14,232,235
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[a]	13,760	11,502,617
4.50%, 04/15/23 (Call 01/15/23)[a]	12,022	10,575,655
5.00%, 09/15/22 (Call 03/15/17)	26,372	23,602,940

Security	Principal (000s)	Value
Devon Energy Corp.
2.25%, 12/15/18 (Call 11/15/18)[a]	$11,821	$11,851,011
3.25%, 05/15/22 (Call 02/15/22)[a]	7,631	7,342,404
4.75%, 05/15/42 (Call 11/15/41)	6,383	5,635,773
5.00%, 06/15/45 (Call 12/15/44)[a]	11,000	10,115,167
5.60%, 07/15/41 (Call 01/15/41)	16,908	16,123,317
7.95%, 04/15/32	9,414	11,589,493
Devon Financing Corp. LLC
7.88%, 09/30/31	11,813	14,364,628
Encana Corp.
6.50%, 08/15/34	8,510	7,675,203
6.50%, 02/01/38	9,300	8,291,683
Ensco PLC
4.70%, 03/15/21[a]	23,110	20,799,000
5.75%, 10/01/44 (Call 04/01/44)	4,885	3,712,600
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[a]	13,052	12,719,205
4.10%, 02/01/21	7,446	7,957,236
5.63%, 06/01/19	10,469	11,713,082
Exxon Mobil Corp.
1.82%, 03/15/19 (Call 02/15/19)[a]	17,895	18,025,963
1.91%, 03/06/20 (Call 02/06/20)	20,375	20,467,659
2.40%, 03/06/22 (Call 01/06/22)[a]	13,950	13,901,335
2.71%, 03/06/25 (Call 12/06/24)[a]	27,450	27,121,481
3.18%, 03/15/24 (Call 12/15/23)[a]	6,135	6,311,900
3.57%, 03/06/45 (Call 09/06/44)[a]	14,350	13,673,265
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.50%, 11/15/20 (Call 11/30/15)	1,429	1,289,673

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.88%, 02/15/23 (Call 02/15/18)	$5,123	$4,559,470
Hess Corp.
5.60%, 02/15/41	15,828	15,483,608
6.00%, 01/15/40	7,633	7,673,779
7.30%, 08/15/31	9,393	10,697,040
8.13%, 02/15/19	4,473	5,181,809
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)[a]	14,533	13,803,327
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	12,819	11,534,449
3.85%, 06/01/25 (Call 03/01/25)	9,384	8,435,490
6.60%, 10/01/37	9,756	9,960,406
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	11,220	10,942,890
4.75%, 09/15/44 (Call 03/15/44)	6,392	5,759,219
5.13%, 03/01/21[a]	13,810	15,074,862
6.50%, 03/01/41 (Call 09/01/40)	4,263	4,589,294
Nexen Energy ULC
5.88%, 03/10/35	7,423	8,266,464
6.40%, 05/15/37	16,610	19,617,149
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	10,760	10,811,606
5.05%, 11/15/44 (Call 05/15/44)	8,960	8,192,529
5.25%, 11/15/43 (Call 05/15/43)	14,285	13,149,814
6.00%, 03/01/41 (Call 09/01/40)	7,915	7,809,760
8.25%, 03/01/19	17,402	20,353,659
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	9,906	9,648,180
3.13%, 02/15/22 (Call 11/15/21)	8,738	8,807,415
3.50%, 06/15/25 (Call 03/15/25)[a]	11,000	11,115,982

Security	Principal (000s)	Value
4.63%, 06/15/45 (Call 12/15/44)	$12,155	$12,515,805
Series 1
4.10%, 02/01/21 (Call 11/01/20)[a]	9,870	10,604,802
Petro-Canada
6.80%, 05/15/38	10,281	12,611,409
Phillips 66
4.30%, 04/01/22	12,394	13,055,220
4.65%, 11/15/34 (Call 05/15/34)[a]	13,200	13,099,284
4.88%, 11/15/44 (Call 05/15/44)	20,845	20,684,493
5.88%, 05/01/42	21,015	23,221,575
Pride International Inc.
6.88%, 08/15/20[a]	4,305	4,235,044
Shell International Finance BV
2.00%, 11/15/18	10,778	10,912,659
2.13%, 05/11/20	27,222	27,276,705
2.25%, 01/06/23	20,642	19,800,580
2.38%, 08/21/22	25,801	25,117,227
3.25%, 05/11/25	40,755	40,656,613
3.40%, 08/12/23	6,508	6,665,033
4.13%, 05/11/35[a]	27,278	27,023,919
4.30%, 09/22/19	24,996	27,076,040
4.38%, 03/25/20	10,699	11,677,375
4.38%, 05/11/45	42,235	42,353,963
4.55%, 08/12/43	15,352	15,657,646
5.50%, 03/25/40[a]	10,066	11,523,070
6.38%, 12/15/38	20,592	25,998,994
Southwestern Energy Co.
4.05%, 01/23/20 (Call 12/23/19)[a]	8,900	8,564,424
4.10%, 03/15/22 (Call 12/15/21)[a]	14,550	12,590,160
4.95%, 01/23/25 (Call 10/23/24)[a]	8,209	7,134,407
Statoil ASA
1.95%, 11/08/18[a]	13,905	13,989,722
2.25%, 11/08/19	10,500	10,584,264
2.45%, 01/17/23	12,603	12,159,197
2.65%, 01/15/24	8,349	8,058,316
2.75%, 11/10/21	1,880	1,888,494
2.90%, 11/08/20	6,377	6,550,586

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
3.15%, 01/23/22[a]	$12,392	$12,625,813
3.70%, 03/01/24[a]	8,600	8,892,027
3.95%, 05/15/43	12,257	11,473,476
4.80%, 11/08/43[a]	9,261	9,887,802
5.10%, 08/17/40	7,352	8,143,110
5.25%, 04/15/19	17,098	18,923,218
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	9,009	8,927,669
6.50%, 06/15/38[a]	8,935	10,639,022
6.85%, 06/01/39	10,970	13,592,444
Total Capital Canada Ltd.
2.75%, 07/15/23[a]	16,627	16,225,599
Total Capital International SA
2.10%, 06/19/19	15,750	15,904,619
2.13%, 01/10/19[a]	10,076	10,220,303
2.70%, 01/25/23	6,891	6,754,575
2.75%, 06/19/21	19,850	20,137,283
2.88%, 02/17/22[a]	13,712	13,778,058
3.70%, 01/15/24[a]	14,265	14,809,151
3.75%, 04/10/24[a]	16,606	17,310,264
Total Capital SA
4.45%, 06/24/20	2,806	3,083,320
Valero Energy Corp.
6.13%, 02/01/20[a]	15,499	17,488,024
6.63%, 06/15/37	17,973	19,651,466
7.50%, 04/15/32	8,781	10,399,370
9.38%, 03/15/19	2,564	3,103,104

		1,931,183,695
OIL & GAS SERVICES — 0.74%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	6,713	6,718,194
5.13%, 09/15/40	19,012	19,093,432
7.50%, 11/15/18	5,951	6,843,007
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	12,651	12,629,230
4.75%, 08/01/43 (Call 02/01/43)[a]	12,554	12,414,233
6.15%, 09/15/19[a]	11,586	13,122,840
6.70%, 09/15/38	7,595	9,258,190
7.45%, 09/15/39	8,891	11,706,793

Security	Principal (000s)	Value
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)[a]	$38,731	$36,338,571
3.95%, 12/01/42 (Call 06/01/42)[a]	11,274	9,139,911
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)[a]	17,787	18,438,436
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)[a]	11,750	9,194,375
5.13%, 09/15/20[a]	4,619	3,955,296
9.63%, 03/01/19[a]	13,504	14,178,341

		183,030,849
PHARMACEUTICALS — 5.53%
Abbott Laboratories
2.00%, 03/15/20[a]	10,789	10,770,913
2.55%, 03/15/22	13,323	13,250,787
2.95%, 03/15/25 (Call 12/15/24)[a]	12,550	12,497,822
5.13%, 04/01/19	6,735	7,471,016
AbbVie Inc.
2.00%, 11/06/18[a]	5,386	5,373,822
2.50%, 05/14/20 (Call 04/14/20)	44,737	44,189,741
2.90%, 11/06/22	43,539	42,207,499
3.20%, 11/06/22 (Call 09/06/22)	21,315	21,059,382
3.60%, 05/14/25 (Call 02/14/25)	46,545	45,682,186
4.40%, 11/06/42	23,337	21,174,731
4.50%, 05/14/35 (Call 11/14/34)	31,490	29,924,701
4.70%, 05/14/45 (Call 11/14/44)	30,670	29,183,275
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	17,095	17,177,991
3.45%, 03/15/22 (Call 01/15/22)	39,845	39,522,120
3.80%, 03/15/25 (Call 12/15/24)[a]	54,390	53,654,033

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
3.85%, 06/15/24 (Call 03/15/24)	$14,450	$14,343,907
4.55%, 03/15/35 (Call 09/15/34)	10,860	10,311,352
4.75%, 03/15/45 (Call 09/15/44)[a]	35,915	34,328,056
4.85%, 06/15/44 (Call 12/15/43)[a]	15,215	14,682,137
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	39,608	38,908,459
4.63%, 10/01/42 (Call 04/01/42)	19,364	18,103,297
AstraZeneca PLC
1.95%, 09/18/19[a]	12,427	12,432,882
4.00%, 09/18/42[a]	11,712	11,315,928
6.45%, 09/15/37	25,910	33,576,518
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)[a,b]	10,630	10,608,794
3.60%, 06/23/22 (Call 04/23/22)[a,b]	815	822,502
4.00%, 06/23/25 (Call 03/23/25)[b]	29,925	30,038,434
5.25%, 06/23/45 (Call 12/23/44)[b]	12,940	13,135,967
Bristol-Myers Squibb Co.
2.00%, 08/01/22	10,088	9,784,726
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)	9,230	9,134,925
3.70%, 03/01/45 (Call 09/01/44)	10,313	9,672,782
Express Scripts Holding Co.
2.25%, 06/15/19	15,431	15,419,027
3.50%, 06/15/24 (Call 03/15/24)	11,127	10,947,564
3.90%, 02/15/22	8,552	8,798,488
4.75%, 11/15/21[a]	19,236	20,732,801
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23[a]	14,604	14,509,905
6.38%, 05/15/38	34,434	43,989,662
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	17,520	17,585,700

Security	Principal (000s)	Value
Johnson & Johnson
3.38%, 12/05/23	$4,161	$4,415,038
4.38%, 12/05/33 (Call 06/05/33)	10,400	11,322,345
5.95%, 08/15/37	9,074	11,713,458
McKesson Corp.
2.28%, 03/15/19	13,282	13,291,216
3.80%, 03/15/24 (Call 12/15/23)	4,081	4,145,630
4.88%, 03/15/44 (Call 09/15/43)[a]	11,604	11,792,310
Merck & Co. Inc.
1.85%, 02/10/20[a]	14,785	14,777,029
2.35%, 02/10/22[a]	10,385	10,309,155
2.40%, 09/15/22 (Call 06/15/22)	8,646	8,533,003
2.75%, 02/10/25 (Call 11/10/24)[a]	32,888	32,111,455
2.80%, 05/18/23[a]	34,662	34,750,506
3.70%, 02/10/45 (Call 08/10/44)	15,362	14,070,452
3.88%, 01/15/21 (Call 10/15/20)[a]	9,129	9,833,608
4.15%, 05/18/43	21,121	20,944,010
Merck Sharp & Dohme Corp.
5.00%, 06/30/19[a]	10,107	11,201,366
Novartis Capital Corp.
2.40%, 09/21/22[a]	21,365	21,403,167
3.40%, 05/06/24[a]	33,025	34,267,595
4.40%, 04/24/20	7,282	8,090,481
4.40%, 05/06/44	20,383	21,856,412
Novartis Securities Investment Ltd.
5.13%, 02/10/19	41,836	46,401,094
Perrigo Co. PLC
4.00%, 11/15/23 (Call 08/15/23)	3,000	2,918,438
Perrigo Finance PLC
3.90%, 12/15/24 (Call 09/15/24)	3,721	3,568,371
Pfizer Inc.
2.10%, 05/15/19[a]	19,470	19,580,765
3.00%, 06/15/23[a]	10,633	10,318,488

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
3.40%, 05/15/24[a]	$14,025	$14,198,739
4.30%, 06/15/43[a]	10,275	10,069,529
6.20%, 03/15/19	40,823	46,354,435
7.20%, 03/15/39[a]	30,353	41,453,441
Sanofi
4.00%, 03/29/21	20,951	22,585,398
Wyeth LLC
5.95%, 04/01/37	14,557	17,281,083
6.50%, 02/01/34	7,594	9,433,501
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	20,485	19,473,951
4.70%, 02/01/43 (Call 08/01/42)	12,500	10,964,021

		1,369,753,322
PIPELINES — 2.97%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)[a,b]	8,500	8,505,368
4.50%, 06/01/25 (Call 03/01/25)[b]	4,511	4,340,909
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	12,844	11,364,349
4.05%, 03/15/25 (Call 12/15/24)	12,835	11,249,763
4.15%, 10/01/20 (Call 08/01/20)	14,000	14,023,873
4.65%, 06/01/21 (Call 03/01/21)[a]	7,913	7,860,372
4.75%, 01/15/26 (Call 10/15/25)	8,600	7,889,841
5.15%, 03/15/45 (Call 09/15/44)[a]	18,075	14,330,220
5.20%, 02/01/22 (Call 11/01/21)[a]	18,225	18,167,952
6.13%, 12/15/45 (Call 06/15/45)	15,200	13,638,879
6.50%, 02/01/42 (Call 08/01/41)	3,610	3,357,177
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	10,050	10,037,392

Security	Principal (000s)	Value
3.35%, 03/15/23 (Call 12/15/22)	$14,377	$13,831,679
3.70%, 02/15/26 (Call 11/15/25)[a]	6,920	6,554,228
3.75%, 02/15/25 (Call 11/15/24)[a]	15,380	14,813,685
3.90%, 02/15/24 (Call 11/15/23)	5,895	5,799,627
4.45%, 02/15/43 (Call 08/15/42)	8,088	6,863,426
4.85%, 08/15/42 (Call 02/15/42)	9,497	8,609,538
4.85%, 03/15/44 (Call 09/15/43)[a]	16,240	14,621,832
4.90%, 05/15/46 (Call 11/15/45)[a]	15,520	14,163,251
5.10%, 02/15/45 (Call 08/15/44)	11,121	10,372,153
5.20%, 09/01/20	13,143	14,418,549
5.95%, 02/01/41	9,210	9,503,638
Kinder Morgan Energy Partners LP
2.65%, 02/01/19[a]	10,792	10,450,772
3.50%, 03/01/21 (Call 01/01/21)[a]	16,471	15,557,273
3.95%, 09/01/22 (Call 06/01/22)[a]	41,451	39,007,584
5.50%, 03/01/44 (Call 09/01/43)[a]	11,160	9,341,170
6.95%, 01/15/38[a]	12,169	11,951,494
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)[a]	17,550	16,990,573
4.30%, 06/01/25 (Call 03/01/25)[a]	19,800	17,860,049
5.05%, 02/15/46 (Call 08/15/45)[a]	9,050	7,149,870
5.30%, 12/01/34 (Call 06/01/34)	6,354	5,351,913
5.55%, 06/01/45 (Call 12/01/44)	16,825	14,198,651
7.75%, 01/15/32	9,069	9,209,365

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)[a]	$17,701	$15,731,856
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	6,300	5,848,504
3.65%, 06/01/22 (Call 03/01/22)[a]	12,711	12,380,600
4.65%, 10/15/25 (Call 07/15/25)[a]	13,850	13,820,015
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (Call 12/01/21)	13,700	13,948,655
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	14,145	14,523,632
Sunoco Logistics Partners Operations LP
5.35%, 05/15/45 (Call 11/15/44)[a]	13,060	10,371,587
TransCanada PipeLines Ltd.
2.50%, 08/01/22[a]	15,649	14,780,732
3.80%, 10/01/20[a]	6,038	6,363,286
4.63%, 03/01/34 (Call 12/01/33)[a]	12,314	11,887,819
6.10%, 06/01/40	5,299	5,866,521
6.20%, 10/15/37	11,895	13,331,803
7.13%, 01/15/19	8,197	9,399,984
7.63%, 01/15/39	17,371	22,623,693
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)[a]	17,985	14,760,081
4.55%, 06/24/24 (Call 03/24/24)[a]	16,220	13,515,419
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)[a]	28,806	25,349,280
3.60%, 03/15/22 (Call 01/15/22)	35,850	32,819,445
3.90%, 01/15/25 (Call 10/15/24)[a]	8,500	7,212,836

Security	Principal (000s)	Value
4.00%, 09/15/25 (Call 06/15/25)[a]	$12,015	$10,221,805
4.30%, 03/04/24 (Call 12/04/23)	10,170	9,084,243
5.10%, 09/15/45 (Call 03/15/45)	3,995	3,038,348
5.25%, 03/15/20	18,468	19,369,063
6.30%, 04/15/40	13,408	11,822,996
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	5,000	4,562,550
4.88%, 03/15/24 (Call 03/15/19)[a]	12,975	11,677,500
6.13%, 07/15/22 (Call 01/15/17)[a]	100	101,125

		735,799,793
REAL ESTATE INVESTMENT TRUSTS — 0.86%
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)[a]	4,825	4,801,865
3.40%, 02/15/19	5,909	6,061,328
3.50%, 01/31/23	16,946	16,524,334
4.00%, 06/01/25 (Call 03/01/25)[a]	5,575	5,494,970
4.70%, 03/15/22[a]	2,100	2,181,697
5.00%, 02/15/24[a]	14,210	15,179,493
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)[a]	12,776	13,384,734
3.85%, 02/01/23 (Call 11/01/22)	10,683	11,017,842
4.13%, 05/15/21 (Call 02/15/21)[a]	6,601	7,023,125
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	9,275	9,357,917
4.63%, 12/15/21 (Call 09/15/21)	19,424	21,209,202
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	12,926	12,803,072

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
3.88%, 08/15/24 (Call 05/17/24)	$11,000	$10,738,712
4.25%, 11/15/23 (Call 08/15/23)	3,575	3,601,206
5.38%, 02/01/21 (Call 11/03/20)	20,350	22,413,339
Simon Property Group LP
3.38%, 10/01/24 (Call 07/01/24)[a]	15,004	15,047,099
4.38%, 03/01/21 (Call 12/01/20)[a]	10,759	11,713,404
5.65%, 02/01/20 (Call 11/01/19)	8,221	9,279,192
Weyerhaeuser Co.
7.38%, 03/15/32	13,034	16,185,946

		214,018,477
RETAIL — 4.34%
Costco Wholesale Corp.
1.70%, 12/15/19	20,113	19,988,812
CVS Health Corp.
2.25%, 12/05/18 (Call 11/05/18)	13,472	13,655,501
2.25%, 08/12/19 (Call 07/12/19)	10,682	10,726,049
2.75%, 12/01/22 (Call 09/01/22)	32,181	31,722,305
2.80%, 07/20/20 (Call 06/20/20)[a]	30,000	30,494,655
3.50%, 07/20/22 (Call 05/20/22)	14,895	15,382,680
3.88%, 07/20/25 (Call 04/20/25)	36,500	37,448,949
4.00%, 12/05/23 (Call 09/05/23)	9,193	9,677,649
4.88%, 07/20/35 (Call 01/20/35)	22,850	23,955,122
5.13%, 07/20/45 (Call 01/20/45)	36,150	38,751,412
5.30%, 12/05/43 (Call 06/05/43)[a]	12,800	14,010,252
6.13%, 09/15/39	3,045	3,633,983
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	7,903	8,026,309

Security	Principal (000s)	Value
2.63%, 06/01/22 (Call 05/01/22)[a]	$12,039	$12,051,773
2.70%, 04/01/23 (Call 01/01/23)[a]	11,343	11,235,465
3.35%, 09/15/25 (Call 06/15/25)[a]	950	972,669
3.75%, 02/15/24 (Call 11/15/23)[a]	14,004	14,819,604
4.20%, 04/01/43 (Call 10/01/42)	20,678	20,708,969
4.25%, 04/01/46 (Call 10/01/45)	11,600	11,712,635
4.40%, 04/01/21 (Call 01/01/21)[a]	24,718	27,460,853
4.40%, 03/15/45 (Call 09/15/44)[a]	15,415	15,947,124
4.88%, 02/15/44 (Call 08/15/43)	10,310	11,384,672
5.88%, 12/16/36	30,932	38,081,666
5.95%, 04/01/41 (Call 10/01/40)[a]	18,302	23,091,549
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)[a]	15,824	16,139,418
3.38%, 09/15/25 (Call 06/15/25)	7,985	8,106,009
4.38%, 09/15/45 (Call 03/15/45)	10,000	10,175,642
4.65%, 04/15/42 (Call 10/15/41)[a]	3,806	4,001,421
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	7,490	6,978,822
McDonald’s Corp.
2.63%, 01/15/22[a]	10,843	10,587,983
6.30%, 10/15/37	8,512	10,120,290
6.30%, 03/01/38	15,109	17,991,490
Target Corp.
2.30%, 06/26/19	7,544	7,688,625
2.90%, 01/15/22	13,514	13,750,602
3.50%, 07/01/24[a]	11,500	11,950,637
3.88%, 07/15/20	16,171	17,481,668
4.00%, 07/01/42[a]	22,793	22,133,551

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.50%, 10/15/37[a]	$14,364	$18,749,009
7.00%, 01/15/38	4,093	5,608,628
Wal-Mart Stores Inc.
1.95%, 12/15/18[a]	10,217	10,420,648
2.55%, 04/11/23 (Call 01/11/23)	22,152	21,958,214
3.25%, 10/25/20[a]	12,888	13,638,244
3.30%, 04/22/24 (Call 01/22/24)[a]	19,791	20,506,381
3.63%, 07/08/20[a]	19,829	21,343,390
4.00%, 04/11/43 (Call 10/11/42)	20,065	19,348,549
4.25%, 04/15/21[a]	18,519	20,495,750
4.30%, 04/22/44 (Call 10/22/43)[a]	15,223	15,436,332
4.75%, 10/02/43 (Call 04/02/43)	18,312	19,848,754
4.88%, 07/08/40	7,434	8,092,823
5.00%, 10/25/40	10,688	11,829,481
5.25%, 09/01/35[a]	34,826	40,089,884
5.63%, 04/01/40	19,475	23,287,644
5.63%, 04/15/41	13,783	16,542,031
5.88%, 04/05/27	5,929	7,303,780
6.20%, 04/15/38	16,037	20,362,073
6.50%, 08/15/37	29,433	38,476,422
7.55%, 02/15/30	16,792	23,625,083
Walgreen Co.
3.10%, 09/15/22[a]	12,784	12,360,122
5.25%, 01/15/19	3,998	4,332,163
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	22,575	22,615,330
3.30%, 11/18/21 (Call 09/18/21)	25,850	25,777,951
3.80%, 11/18/24 (Call 08/18/24)[a]	14,975	14,749,208
4.80%, 11/18/44 (Call 05/18/44)	18,065	16,706,644

		1,075,551,353
SEMICONDUCTORS — 1.13%
Applied Materials Inc.
4.30%, 06/15/21	19	20,387

Security	Principal (000s)	Value
Intel Corp.
2.45%, 07/29/20[a]	$24,090	$24,462,925
2.70%, 12/15/22[a]	23,847	23,738,248
3.10%, 07/29/22[a]	5,715	5,858,724
3.30%, 10/01/21[a]	22,128	23,297,319
3.70%, 07/29/25 (Call 04/29/25)[a]	32,100	33,336,813
4.00%, 12/15/32	12,474	12,300,784
4.25%, 12/15/42[a]	10,033	9,570,920
4.80%, 10/01/41	11,579	11,949,660
4.90%, 07/29/45 (Call 01/29/45)	20,754	21,555,297
QUALCOMM Inc.
2.25%, 05/20/20[a]	22,614	22,483,468
3.00%, 05/20/22	31,089	30,813,340
3.45%, 05/20/25 (Call 02/20/25)[a]	19,815	19,032,876
4.65%, 05/20/35 (Call 11/20/34)[a]	19,800	18,113,169
4.80%, 05/20/45 (Call 11/20/44)	16,935	14,589,489
Texas Instruments Inc.
1.65%, 08/03/19	7,770	7,705,047

		278,828,466
SOFTWARE — 2.80%
Fidelity National Information Services Inc.
3.50%, 04/15/23 (Call 01/15/23)	10,050	9,542,521
3.63%, 10/15/20 (Call 09/15/20)	10,000	10,163,393
5.00%, 10/15/25 (Call 07/15/25)	19,500	20,164,776
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	5,100	5,105,585
3.85%, 06/01/25 (Call 03/01/25)	8,000	8,064,107
Microsoft Corp.
1.63%, 12/06/18[a]	7,741	7,818,853
1.85%, 02/12/20 (Call 01/12/20)[a]	20,128	20,185,170
2.00%, 11/03/20	3,465	3,478,252

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
2.13%, 11/15/22[a]	$14,127	$13,716,688
2.38%, 02/12/22 (Call 01/12/22)	28,570	28,578,074
2.38%, 05/01/23 (Call 02/01/23)[a]	12,390	12,128,575
2.70%, 02/12/25 (Call 11/12/24)[a]	30,830	30,224,490
3.00%, 10/01/20[a]	12,588	13,215,858
3.13%, 11/03/25	3,795	3,840,866
3.50%, 02/12/35 (Call 08/12/34)[a]	17,632	16,311,499
3.50%, 11/15/42	9,242	8,120,824
3.63%, 12/15/23 (Call 09/15/23)[a]	16,502	17,500,623
3.75%, 02/12/45 (Call 08/12/44)[a]	23,310	21,253,568
4.00%, 02/12/55 (Call 08/12/54)	18,375	16,260,374
4.20%, 06/01/19	7,933	8,650,336
4.45%, 11/03/45	1,430	1,456,053
4.50%, 10/01/40	11,450	11,735,676
5.20%, 06/01/39	9,694	11,040,815
5.30%, 02/08/41	12,744	14,566,618
Oracle Corp.
2.25%, 10/08/19[a]	37,111	37,593,703
2.38%, 01/15/19	10,460	10,666,132
2.50%, 05/15/22 (Call 03/15/22)[a]	36,950	36,425,103
2.50%, 10/15/22	18,195	17,829,322
2.80%, 07/08/21	19,852	20,159,087
2.95%, 05/15/25 (Call 02/15/25)[a]	22,890	22,381,844
3.40%, 07/08/24 (Call 04/08/24)[a]	33,033	33,769,144
3.63%, 07/15/23	12,743	13,290,879
3.88%, 07/15/20	3,874	4,163,595
3.90%, 05/15/35 (Call 11/15/34)[a]	12,260	11,610,183
4.13%, 05/15/45 (Call 11/15/44)[a]	30,461	28,709,529
4.30%, 07/08/34 (Call 01/08/34)	24,541	24,480,170
4.38%, 05/15/55 (Call 11/15/54)	13,838	12,913,770

Security	Principal (000s)	Value
4.50%, 07/08/44 (Call 01/08/44)[a]	$18,887	$18,922,264
5.00%, 07/08/19	23,804	26,365,046
5.38%, 07/15/40	27,360	30,568,639
6.13%, 07/08/39	16,660	20,250,648
6.50%, 04/15/38	7,589	9,585,651

		692,808,303
TELECOMMUNICATIONS — 7.60%
AT&T Corp.
8.25%, 11/15/31	11,544	15,409,925
AT&T Inc.
2.30%, 03/11/19	10,015	10,064,849
2.38%, 11/27/18[a]	16,332	16,511,703
2.45%, 06/30/20 (Call 05/30/20)	42,195	41,800,131
2.63%, 12/01/22 (Call 09/01/22)[a]	26,487	25,381,192
3.00%, 02/15/22	29,165	28,956,642
3.00%, 06/30/22 (Call 04/30/22)	27,590	27,093,305
3.40%, 05/15/25 (Call 02/15/25)[a]	76,734	74,411,738
3.88%, 08/15/21[a]	16,453	17,132,224
3.90%, 03/11/24 (Call 12/11/23)[a]	16,325	16,666,707
4.30%, 12/15/42 (Call 06/15/42)	8,305	7,195,925
4.35%, 06/15/45 (Call 12/15/44)	38,299	33,228,186
4.45%, 05/15/21[a]	19,955	21,366,958
4.50%, 05/15/35 (Call 11/15/34)[a]	27,744	25,940,956
4.75%, 05/15/46 (Call 11/15/45)	45,239	41,806,233
4.80%, 06/15/44 (Call 12/15/43)	29,750	27,605,581
5.35%, 09/01/40	42,445	42,205,330
5.55%, 08/15/41[a]	11,147	11,365,265
5.80%, 02/15/19	23,775	26,462,143
6.30%, 01/15/38	19,390	21,467,902
6.50%, 09/01/37	8,750	9,911,073
6.55%, 02/15/39	18,525	21,126,847

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
British Telecommunications PLC
2.35%, 02/14/19	$11,370	$11,407,722
9.63%, 12/15/30	27,906	42,037,534
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	6,807	6,726,155
Cisco Systems Inc.
2.13%, 03/01/19	23,465	23,811,104
2.45%, 06/15/20	19,910	20,244,572
3.50%, 06/15/25[a]	3,990	4,138,151
3.63%, 03/04/24[a]	13,131	13,746,204
4.45%, 01/15/20	26,210	28,729,153
4.95%, 02/15/19[a]	19,441	21,433,701
5.50%, 01/15/40	20,583	23,975,379
5.90%, 02/15/39	25,575	31,216,768
Deutsche Telekom International Finance BV
6.00%, 07/08/19	10,361	11,689,705
8.75%, 06/15/30	39,871	57,042,961
GTE Corp.
6.94%, 04/15/28	2,224	2,689,227
New Cingular Wireless Services Inc.
8.75%, 03/01/31[a]	9,493	13,172,247
Orange SA
2.75%, 02/06/19	24,819	25,351,784
4.13%, 09/14/21[a]	13,724	14,642,794
5.38%, 07/08/19	6,051	6,723,376
5.38%, 01/13/42[a]	12,527	13,611,695
5.50%, 02/06/44 (Call 08/06/43)[a]	5,044	5,691,871
9.00%, 03/01/31	28,628	41,060,098
Qwest Corp.
6.75%, 12/01/21[a]	6,701	7,216,977
6.88%, 09/15/33 (Call 11/30/15)[a]	10,949	10,839,510
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)[a]	7,539	7,891,116
5.00%, 03/15/44 (Call 09/15/43)	11,240	11,420,607
Telefonica Emisiones SAU
4.57%, 04/27/23[a]	11,350	11,858,982
5.13%, 04/27/20[a]	11,064	12,058,117

Security	Principal (000s)	Value
5.46%, 02/16/21[a]	$12,688	$14,140,097
5.88%, 07/15/19	15,561	17,263,092
7.05%, 06/20/36	29,185	34,614,709
Telefonica Europe BV
8.25%, 09/15/30	18,628	24,305,101
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)[a]	22,856	21,873,512
2.63%, 02/21/20[a]	14,528	14,675,320
3.00%, 11/01/21 (Call 09/01/21)[a]	23,279	23,469,904
3.45%, 03/15/21[a]	11,000	11,350,726
3.50%, 11/01/21	27,262	28,023,229
3.50%, 11/01/24 (Call 08/01/24)[a]	39,000	39,050,712
3.85%, 11/01/42 (Call 05/01/42)	10,700	8,942,502
4.15%, 03/15/24 (Call 12/15/23)[a]	12,289	12,863,328
4.27%, 01/15/36	16,000	14,671,541
4.40%, 11/01/34 (Call 05/01/34)	29,394	27,635,857
4.50%, 09/15/20	37,426	40,684,506
4.60%, 04/01/21[a]	9,349	10,153,207
4.75%, 11/01/41	14,350	13,499,818
4.86%, 08/21/46[a]	40,302	38,497,474
5.01%, 08/21/54	60,240	55,858,552
5.05%, 03/15/34 (Call 12/15/33)	20,902	21,144,706
5.15%, 09/15/23	77,870	86,790,289
5.85%, 09/15/35	16,925	18,527,848
6.00%, 04/01/41	5,993	6,643,574
6.25%, 04/01/37	9,082	10,262,650
6.35%, 04/01/19	12,335	14,022,165
6.40%, 09/15/33	24,101	27,889,564
6.40%, 02/15/38	12,762	14,547,715
6.55%, 09/15/43	68,493	82,196,805
6.90%, 04/15/38	4,295	5,255,668
7.75%, 12/01/30	12,872	17,246,763
Vodafone Group PLC
2.50%, 09/26/22[a]	15,730	14,795,909
2.95%, 02/19/23[a]	23,410	22,370,549
4.38%, 02/19/43	11,743	10,233,184

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited) (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.45%, 06/10/19	$14,650	$16,187,739
6.15%, 02/27/37	18,358	19,664,511

		1,882,891,151
TRANSPORTATION — 0.84%
Burlington Northern Santa Fe LLC
3.00%, 04/01/25 (Call 01/01/25)[a]	4,400	4,265,514
3.85%, 09/01/23 (Call 06/01/23)	10,474	10,929,957
4.15%, 04/01/45 (Call 10/01/44)	15,215	14,288,767
4.45%, 03/15/43 (Call 09/15/42)	5,046	4,947,332
4.55%, 09/01/44 (Call 03/01/44)	12,579	12,448,015
4.70%, 10/01/19	12,197	13,304,016
4.90%, 04/01/44 (Call 10/01/43)	10,620	11,027,665
5.75%, 05/01/40 (Call 11/01/39)	6,397	7,329,583
Canadian Pacific Railway Co.
6.13%, 09/15/15 (Call 03/15/15)	5,488	5,873,330
CSX Corp.
4.10%, 03/15/44 (Call 09/15/43)[a]	14,400	13,333,255
FedEx Corp.
4.00%, 01/15/24[a]	8,889	9,273,340
4.75%, 11/15/45 (Call 05/15/45)	7,660	7,587,342
5.10%, 01/15/44	14,480	15,121,522
8.00%, 01/15/19	1,835	2,171,348
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	6,518	7,076,292
United Parcel Service Inc.
2.45%, 10/01/22	13,146	12,954,317
3.13%, 01/15/21[a]	16,661	17,391,631
5.13%, 04/01/19[a]	11,821	13,167,822
6.20%, 01/15/38	19,455	25,281,905

		207,772,953

Security	Principal or Shares (000s)	Value
WATER — 0.01%
American Water Capital Corp.
6.59%, 10/15/37	$2,585	$3,424,963

		3,424,963

TOTAL CORPORATE BONDS & NOTES
(Cost: $24,747,306,315)		24,456,684,460

SHORT-TERM INVESTMENTS — 9.93%

MONEY MARKET FUNDS — 9.93%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	1,988,206	1,988,206,436
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	174,173	174,173,348
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	298,619	298,619,012

		2,460,998,796

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,460,998,796)		2,460,998,796

TOTAL INVESTMENTS IN SECURITIES — 108.60%		26,917,683,256
(Cost: $27,208,305,111)
Other Assets, Less Liabilities — (8.60)%		(2,132,339,759)

NET ASSETS — 100.00%		$24,785,343,497

[a]	All or a portion of this security represents a security on loan.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral.

SCHEDULES OF INVESTMENTS	101

Statements of Assets and Liabilities (Unaudited)

iSHARES® TRUST

October 31, 2015

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$16,111,988,683	$24,613,378,375
Affiliated	3,591,252,734	2,594,926,736

Total cost of investments	$19,703,241,417	$27,208,305,111

Investments in securities, at fair value (including securities on loana)
Unaffiliated	$15,116,761,939	$24,323,092,400
Affiliated	3,591,252,734	2,594,590,856

Total fair value of investments	18,708,014,673	26,917,683,256
Cash	—	3,108,085
Receivables:
Investment securities sold	—	33,987,691
Due from custodian	18,035,726	9,710,740
Interest	258,806,975	255,888,737
Capital shares sold	4,957,828	2,225,267
Tax reclaims	217,504	32,241

Total Assets	18,990,032,706	27,222,636,017

LIABILITIES
Payables:
Investment securities purchased	113,790,100	271,967,625
Collateral for securities on loan	3,367,756,671	2,162,379,784
Due to custodian	176	—
Investment advisory fees	5,874,963	2,945,111

Total Liabilities	3,487,421,910	2,437,292,520

NET ASSETS	$15,502,610,796	$24,785,343,497

Net assets consist of:
Paid-in capital	$16,676,153,387	$24,893,943,685
Undistributed net investment income	67,719,938	63,393,686
Undistributed net realized gain (accumulated net realized loss)	(246,035,785)	118,627,981
Net unrealized depreciation	(995,226,744)	(290,621,855)

NET ASSETS	$15,502,610,796	$24,785,343,497

Shares outstanding[b]	182,100,000	213,200,000

Net asset value per share	$85.13	$116.25

[a]	Securities on loan with values of $3,291,973,584 and $2,108,270,854, respectively.
[b]	No par value, unlimited number of shares authorized.

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Selected Audited Financial Statements

February 28, 2015

iShares Trust

iShares iBoxx $ High Yield Corporate Bond ETF  |  HYG  |  NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF  |  LQD  |  NYSE Arca

Schedule of Investments

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.71%

ADVERTISING — 0.41%
Affinion Group Inc.
7.88%, 12/15/18 (Call 03/30/15)[a]	$8,200	$5,453,000
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[a,b]	12,750	13,324,029
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)[a]	9,909	10,107,180
5.38%, 01/15/24 (Call 01/15/19)[a]	10,425	11,050,500
5.88%, 02/01/22 (Call 02/01/17)	9,500	10,070,000
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 02/15/17)[a]	8,575	9,003,750
5.63%, 02/15/24 (Call 02/15/19)	6,250	6,640,625
5.88%, 03/15/25 (Call 09/15/19)[a]	8,200	8,733,000

		74,382,084
AEROSPACE & DEFENSE — 0.60%
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[b]	24,740	25,234,800
Meccanica Holdings USA Inc.
6.25%, 07/15/19[a,b]	8,650	9,644,750
TransDigm Inc.
5.50%, 10/15/20 (Call 10/15/15)	9,650	9,529,375
6.00%, 07/15/22 (Call 07/15/17)[a]	24,330	24,634,125
6.50%, 07/15/24 (Call 07/15/19)	25,370	25,940,825
7.50%, 07/15/21 (Call 07/15/16)[a]	11,850	12,649,875

		107,633,750

Security	Principal (000s)	Value
AIRLINES — 0.32%
Air Canada
6.75%, 10/01/19 (Call 10/01/16)[b]	$7,075	$7,490,656
7.75%, 04/15/21[a,b]	7,980	8,478,750
American Airlines Group Inc.
4.63%, 03/01/20	2,165	2,165,000
5.50%, 10/01/19[b]	18,690	19,531,050
Continental Airlines Inc. 2012-3 Pass Through Trust Class C
6.13%, 04/29/18	9,100	9,600,500
U.S. Airways Group Inc.
6.13%, 06/01/18[a]	9,918	10,525,478

		57,791,434
APPAREL — 0.23%
Hanesbrands Inc.
6.38%, 12/15/20 (Call 12/15/15)[a]	19,780	21,065,700
Levi Strauss & Co.
6.88%, 05/01/22 (Call 05/01/17)[a]	10,650	11,768,250
7.63%, 05/15/20 (Call 05/15/15)[a]	8,000	8,400,000

		41,233,950
AUTO MANUFACTURERS — 1.52%
FCA U.S. LLC/CG Co-Issuer Inc.
8.00%, 06/15/19 (Call 06/15/15)	56,800	60,000,680
8.25%, 06/15/21 (Call 06/15/16)	63,157	70,774,997
General Motors Co.
3.50%, 10/02/18	28,800	29,700,000
4.00%, 04/01/25	11,250	11,503,125
4.88%, 10/02/23	28,600	31,069,610
Jaguar Land Rover Automotive PLC
4.13%, 12/15/18[a,b]	14,100	14,628,750
4.25%, 11/15/19[b]	9,475	9,806,625
5.63%, 02/01/23 (Call 02/01/18)[a,b]	10,450	11,215,463
8.13%, 05/15/21 (Call 05/15/16)[a,b]	7,375	8,149,375

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Navistar International Corp.
8.25%, 11/01/21 (Call 03/30/15)[a]	$26,254	$26,450,905

		273,299,530
AUTO PARTS & EQUIPMENT — 0.87%
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 03/15/16)	7,881	8,432,670
6.63%, 10/15/22 (Call 10/15/17)[a]	10,625	11,567,969
Dana Holding Corp.
5.38%, 09/15/21 (Call 09/15/16)	7,750	8,098,750
5.50%, 12/15/24 (Call 12/15/19)[a]	9,550	9,836,500
Goodyear Tire & Rubber Co. (The)
6.50%, 03/01/21 (Call 03/01/16)[a]	16,805	18,065,375
7.00%, 05/15/22 (Call 05/15/17)[a]	15,845	17,469,112
8.25%, 08/15/20 (Call 08/15/15)[a]	15,845	16,855,119
Lear Corp.
4.75%, 01/15/23 (Call 01/15/18)[a]	10,758	10,973,160
5.25%, 01/15/25 (Call 01/15/20)	12,555	12,837,487
Schaeffler Finance BV
4.25%, 05/15/21 (Call 05/15/17)[a,b]	12,900	13,061,250
4.75%, 05/15/21 (Call 05/15/16)[a,b]	18,550	19,060,125
7.75%, 02/15/17[b]	10,170	11,238,664

		157,496,181
BANKS — 2.99%
BBVA International Preferred SAU
5.92%, 04/29/49 (Call 04/18/17)[a,c]	11,261	11,641,059

Security	Principal (000s)	Value
BPCE SA
12.50%, 08/29/49 (Call 09/30/19)[a,b,c]	$7,400	$9,990,000
CIT Group Inc.
3.88%, 02/19/19	23,000	23,230,000
4.25%, 08/15/17[a]	36,600	37,515,000
5.00%, 05/15/17	24,296	25,237,470
5.00%, 08/15/22[a]	26,650	28,448,875
5.00%, 08/01/23[a]	16,160	17,048,800
5.25%, 03/15/18[a]	33,426	35,264,430
5.38%, 05/15/20[a]	14,200	15,300,500
5.50%, 02/15/19[a,b]	36,780	39,292,468
6.63%, 04/01/18[b]	13,200	14,388,000
Commerzbank AG
8.13%, 09/19/23[b]	21,450	25,849,180
Credit Agricole SA
6.64%, 05/29/49 (Call 05/31/17)[a,b,c]	17,745	18,756,465
8.38%, 10/29/49 (Call 10/13/19)[b,c]	20,560	24,415,000
Fifth Third Bancorp
5.10%, 12/29/49 (Call 06/30/23)[a,c]	12,700	12,049,125
Royal Bank of Scotland Group PLC
5.13%, 05/28/24[a]	46,720	49,476,120
6.00%, 12/19/23[a]	42,421	47,427,191
6.10%, 06/10/23	22,447	25,105,674
6.13%, 12/15/22[a]	45,025	50,709,564
Royal Bank of Scotland NV
4.65%, 06/04/18	10,250	10,791,713
Societe Generale SA
5.92%, 12/31/49 (Call 04/05/17)[b,c]	15,865	16,499,600

		538,436,234
BEVERAGES — 0.69%
Constellation Brands Inc.
3.75%, 05/01/21	9,600	9,780,000
3.88%, 11/15/19	8,625	8,959,219
4.25%, 05/01/23	24,875	25,870,000
4.75%, 11/15/24[a]	9,400	10,034,500
6.00%, 05/01/22[a]	13,750	15,778,125
7.25%, 09/01/16	14,250	15,354,375
7.25%, 05/15/17	14,124	15,659,985

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Cott Beverages Inc.
5.38%, 07/01/22 (Call 07/01/17)[b]	$12,775	$11,816,875
6.75%, 01/01/20 (Call 01/01/17)[b]	11,305	11,305,000

		124,558,079
BUILDING MATERIALS — 0.76%
Building Materials Corp. of America
5.38%, 11/15/24 (Call 11/15/19)[a,b]	23,510	24,215,300
6.75%, 05/01/21 (Call 05/01/16)[a,b]	20,100	21,532,125
Lafarge SA
6.20%, 07/09/15[b]	775	788,897
6.50%, 07/15/16	11,600	12,305,318
Masco Corp.
5.95%, 03/15/22	8,877	9,986,625
6.13%, 10/03/16[a]	14,953	15,962,327
7.13%, 03/15/20[a]	9,845	11,518,650
USG Corp.
6.30%, 11/15/16[a]	8,569	9,018,873
9.75%, 01/15/18	10,798	12,444,695
Vulcan Materials Co.
7.00%, 06/15/18	6,400	7,168,000
7.50%, 06/15/21	10,700	12,840,000

		137,780,810
CHEMICALS — 1.52%
Ashland Inc.
3.00%, 03/15/16 (Call 02/15/16)[a]	9,750	9,823,125
3.88%, 04/15/18 (Call 03/15/18)	15,350	15,906,438
4.75%, 08/15/22 (Call 05/15/22)[a]	22,650	23,272,875
Axiall Corp.
4.88%, 05/15/23 (Call 05/15/18)[a]	8,830	8,984,525
Eagle Spinco Inc.
4.63%, 02/15/21 (Call 02/15/18)[a]	13,925	14,133,875
Hexion U.S. Finance Corp.
6.63%, 04/15/20 (Call 04/15/15)	35,350	33,449,937

Security	Principal (000s)	Value
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.88%, 02/01/18 (Call 03/30/15)[a]	$20,700	$17,439,750
9.00%, 11/15/20 (Call 11/15/15)[a]	10,100	6,363,000
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)[a]	13,025	13,415,750
5.13%, 11/15/22 (Call 08/15/22)[b]	7,900	8,077,750
8.63%, 03/15/21 (Call 09/15/15)[a]	9,110	9,770,475
Ineos Finance PLC
7.50%, 05/01/20 (Call 05/01/15)[a,b]	19,910	21,154,375
8.38%, 02/15/19 (Call 03/30/15)[a,b]	16,950	18,072,937
INEOS Group Holdings SA
5.88%, 02/15/19 (Call 02/15/16)[a,b]	12,575	12,700,750
6.13%, 08/15/18 (Call 05/15/15)[a,b]	12,825	13,017,375
NOVA Chemicals Corp.
5.00%, 05/01/25 (Call 01/31/25)[a,b]	10,095	10,637,606
5.25%, 08/01/23 (Call 08/01/18)[b]	5,450	5,763,375
PSPC Escrow Corp.
6.50%, 02/01/22 (Call 02/01/18)[b]	5,375	5,670,625
Rockwood Specialties Group Inc.
4.63%, 10/15/20 (Call 10/15/15)	13,050	13,562,213
WR Grace & Co.-Conn
5.13%, 10/01/21[a,b]	12,950	13,403,250

		274,620,006
COAL — 0.94%
Alpha Natural Resources Inc.
6.00%, 06/01/19 (Call 03/30/15)[a]	10,815	3,271,538

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.25%, 06/01/21 (Call 06/01/16)[a]	$11,790	$3,242,250
7.50%, 08/01/20 (Call 08/01/16)[a,b]	9,075	4,038,375
9.75%, 04/15/18[a]	7,871	3,227,110
Arch Coal Inc.
7.00%, 06/15/19 (Call 06/15/15)[a]	15,450	4,596,375
7.25%, 10/01/20 (Call 10/01/15)[a]	7,380	2,509,200
7.25%, 06/15/21 (Call 06/15/16)[a]	15,500	4,456,250
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)	37,560	35,982,480
8.25%, 04/01/20 (Call 04/01/15)[a]	23,410	24,374,740
Peabody Energy Corp.
6.00%, 11/15/18[a]	30,790	28,095,875
6.25%, 11/15/21[a]	27,478	22,806,740
6.50%, 09/15/20[a]	12,595	10,705,750
7.38%, 11/01/16	11,946	12,513,435
Walter Energy Inc.
8.50%, 04/15/21 (Call 04/15/17)[a]	5,850	672,750
9.50%, 10/15/19 (Call 10/15/16)[a,b]	11,925	7,930,125
9.88%, 12/15/20 (Call 12/15/16)[a]	7,650	937,125

		169,360,118
COMMERCIAL SERVICES — 3.29%
Acosta Inc.
7.75%, 10/01/22 (Call 10/01/17)[a,b]	12,750	13,116,562
ADT Corp. (The)
2.25%, 07/15/17[a]	14,573	14,409,054
3.50%, 07/15/22[a]	18,650	17,018,125
4.13%, 04/15/19[a]	9,625	9,769,375
4.13%, 06/15/23[a]	15,575	14,815,719
6.25%, 10/15/21[a]	23,950	25,793,879
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)[a]	19,800	19,948,500

Security	Principal (000s)	Value
8.75%, 12/01/20 (Call 12/01/15)[a]	$19,821	$18,433,530
Ashtead Capital Inc.
5.63%, 10/01/24 (Call 10/01/19)[a,b]	10,535	11,114,425
6.50%, 07/15/22 (Call 07/15/17)[b]	17,600	19,096,000
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[a,b]	8,465	8,676,625
5.50%, 04/01/23 (Call 04/01/18)[a]	11,200	11,732,000
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[b]	12,080	11,385,400
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 02/01/16)[b]	17,900	17,094,500
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[b]	16,480	15,985,600
Hertz Corp. (The)
5.88%, 10/15/20 (Call 10/15/15)	15,300	15,797,250
6.25%, 10/15/22 (Call 10/15/17)[a]	10,000	10,375,000
6.75%, 04/15/19 (Call 04/15/15)[a]	29,325	30,351,375
7.38%, 01/15/21 (Call 01/15/16)[a]	11,033	11,612,233
7.50%, 10/15/18 (Call 03/30/15)[a]	11,200	11,592,000
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	21,517	21,839,755
6.00%, 08/15/23 (Call 08/15/18)	14,700	15,545,250
7.75%, 10/01/19 (Call 10/01/15)	7,030	7,495,738
8.38%, 08/15/21 (Call 03/30/15)	1,739	1,813,777

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Jaguar Holding Co. II/Jaguar Merger Sub Inc.
9.50%, 12/01/19 (Call 03/30/15)[a,b]	$11,061	$11,904,401
Laureate Education Inc.
10.00%, 09/01/19 (Call 09/01/15)[a,b]	28,200	27,213,000
RR Donnelley & Sons Co.
6.00%, 04/01/24	7,275	7,529,625
7.00%, 02/15/22[a]	6,850	7,535,000
7.88%, 03/15/21[a]	10,575	12,029,062
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 07/15/17)	9,550	10,099,125
5.38%, 05/15/24 (Call 05/15/19)[a]	11,675	12,375,500
ServiceMaster Co. LLC (The)
7.00%, 08/15/20 (Call 08/15/15)[a]	8,806	9,334,360
8.00%, 02/15/20 (Call 03/30/15)	215	227,363
United Rentals North America Inc.
5.75%, 07/15/18 (Call 07/15/15)	16,300	16,952,000
5.75%, 11/15/24 (Call 05/15/19)	22,225	23,336,250
6.13%, 06/15/23 (Call 12/15/17)[a]	19,614	20,986,980
7.38%, 05/15/20 (Call 05/15/16)[a]	17,100	18,553,500
7.63%, 04/15/22 (Call 04/15/17)	26,200	28,983,750
8.25%, 02/01/21 (Call 02/01/16)	15,895	17,246,075
8.38%, 09/15/20 (Call 09/15/15)[a]	13,080	14,011,950

		593,129,613
COMPUTERS — 0.67%
Dell Inc.
3.10%, 04/01/16[a]	2,150	2,174,188
4.63%, 04/01/21[a]	8,210	8,312,625
5.65%, 04/15/18[a]	9,209	9,945,720
5.88%, 06/15/19[a]	12,450	13,570,500

Security	Principal (000s)	Value
NCR Corp.
4.63%, 02/15/21 (Call 02/15/17)[a]	$12,550	$12,487,250
5.00%, 07/15/22 (Call 07/15/17)	10,360	10,385,900
5.88%, 12/15/21 (Call 12/15/17)	7,625	7,930,000
6.38%, 12/15/23 (Call 12/15/18)[a]	12,250	12,954,375
SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/01/15)	19,550	20,356,437
7.38%, 11/15/18 (Call 03/30/15)	8,225	8,564,281
7.63%, 11/15/20 (Call 11/15/15)[a]	13,636	14,556,430

		121,237,706
COSMETICS & PERSONAL CARE — 0.10%
Avon Products Inc.
4.60%, 03/15/20	11,250	10,406,250
5.00%, 03/15/23[a]	9,168	8,352,048

		18,758,298
DISTRIBUTION & WHOLESALE — 0.52%
HD Supply Inc.
5.25%, 12/15/21 (Call 12/15/17)[b]	25,305	26,253,937
7.50%, 07/15/20 (Call 10/15/16)[a]	27,190	29,025,325
11.00%, 04/15/20 (Call 04/15/16)[a]	13,195	15,141,263
11.50%, 07/15/20 (Call 10/15/16)	20,450	23,466,375

		93,886,900
DIVERSIFIED FINANCIAL SERVICES — 7.82%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
2.75%, 05/15/17[a,b]	7,500	7,509,375
3.75%, 05/15/19[b]	21,350	21,883,750
4.50%, 05/15/21[a,b]	21,700	22,947,750
5.00%, 10/01/21[a,b]	20,450	22,137,125
Aircastle Ltd.
4.63%, 12/15/18	7,550	7,852,000

108	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.13%, 03/15/21[a]	$11,300	$12,006,250
5.50%, 02/15/22	11,075	11,850,250
6.25%, 12/01/19[a]	10,050	11,055,000
6.75%, 04/15/17[a]	10,400	11,245,000
Ally Financial Inc.
2.75%, 01/30/17[a]	20,015	19,964,962
3.25%, 02/13/18	8,210	8,220,263
3.50%, 07/18/16	20,550	20,822,287
3.50%, 01/27/19	16,750	16,791,875
3.75%, 11/18/19	16,850	16,807,875
4.13%, 02/13/22	11,645	11,586,775
4.75%, 09/10/18	16,450	17,108,000
5.13%, 09/30/24	14,580	15,400,125
5.50%, 02/15/17[a]	30,117	31,585,204
6.25%, 12/01/17	18,610	20,075,537
7.50%, 09/15/20	29,150	34,761,375
8.00%, 12/31/18[a]	11,825	13,450,938
8.00%, 03/15/20	30,860	36,954,850
Denali Borrower LLC/Denali Finance Corp.
5.63%, 10/15/20 (Call 10/15/16)[a,b]	19,425	20,736,187
E*TRADE Financial Corp.
5.38%, 11/15/22 (Call 11/15/17)	9,730	10,265,150
6.38%, 11/15/19 (Call 11/15/15)[a]	15,700	16,857,875
General Motors Financial Co. Inc.
2.63%, 07/10/17	12,512	12,668,400
2.75%, 05/15/16	17,040	17,290,147
3.00%, 09/25/17	19,525	19,933,072
3.15%, 01/15/20 (Call 12/15/19)	23,925	24,217,615
3.25%, 05/15/18	14,520	14,828,550
3.50%, 07/10/19[a]	15,450	15,874,875
4.00%, 01/15/25 (Call 10/15/24)	20,675	21,261,240
4.25%, 05/15/23[a]	19,365	20,260,631
4.38%, 09/25/21[a]	26,425	28,010,500
4.75%, 08/15/17	22,559	23,912,540
6.75%, 06/01/18[a]	8,515	9,621,950

Security	Principal (000s)	Value
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
3.50%, 03/15/17 (Call 02/15/17)[a]	$22,125	$22,456,875
4.88%, 03/15/19 (Call 07/15/16)	26,225	27,011,750
5.88%, 02/01/22 (Call 08/01/17)[a]	27,895	29,289,750
6.00%, 08/01/20 (Call 02/01/17)[a]	36,025	38,590,700
International Lease Finance Corp.
3.88%, 04/15/18	14,350	14,708,750
4.63%, 04/15/21[a]	13,350	14,151,000
5.75%, 05/15/16[a]	15,210	15,807,072
5.88%, 04/01/19[a]	18,700	20,599,236
5.88%, 08/15/22[a]	15,850	18,108,625
6.25%, 05/15/19	28,050	31,363,681
8.25%, 12/15/20[a]	20,030	24,918,604
8.63%, 01/15/22[a]	13,571	17,506,487
8.75%, 03/15/17	35,375	39,610,336
8.88%, 09/01/17	10,340	11,823,292
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 04/15/22 (Call 04/15/17)[b]	9,750	9,482,845
7.38%, 04/01/20 (Call 04/01/16)[a,b]	11,200	11,144,000
7.50%, 04/15/21 (Call 10/15/17)[b]	8,550	8,443,125
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 08/01/15)	8,350	8,308,250
6.50%, 07/01/21 (Call 01/01/17)[a]	13,350	12,782,625
7.88%, 10/01/20 (Call 10/01/16)	7,750	7,769,375
Navient Corp.
4.63%, 09/25/17[a]	7,921	8,158,630
4.88%, 06/17/19[a]	19,610	20,247,325
5.00%, 10/26/20	9,875	10,023,125
5.50%, 01/15/19	25,800	27,122,250

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.50%, 01/25/23[a]	$20,915	$20,601,275
5.88%, 10/25/24[a]	9,750	9,457,500
6.00%, 01/25/17[a]	19,321	20,383,655
6.13%, 03/25/24[a]	17,868	17,868,000
6.25%, 01/25/16[a]	10,958	11,341,530
7.25%, 01/25/22	15,650	17,254,125
8.00%, 03/25/20	30,450	35,398,125
8.45%, 06/15/18	51,800	59,052,000
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (Call 12/15/16)[b]	16,800	17,745,000
7.25%, 12/15/21 (Call 12/15/17)[b]	16,452	17,480,250
Springleaf Finance Corp.
5.25%, 12/15/19[a]	14,600	14,965,000
6.90%, 12/15/17	48,526	52,529,395
7.75%, 10/01/21[a]	13,000	14,625,000
Series I
5.40%, 12/01/15[a]	3,800	3,895,000

		1,409,778,861
ELECTRIC — 3.92%
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)	17,605	17,252,900
5.50%, 03/15/24 (Call 03/15/19)	15,700	15,951,191
7.38%, 07/01/21 (Call 06/01/21)	21,275	23,881,187
8.00%, 10/15/17	10,171	11,425,456
8.00%, 06/01/20	12,580	14,463,520
9.75%, 04/15/16[a]	489	536,678
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/18)[a]	26,250	26,709,375
5.50%, 02/01/24 (Call 02/01/19)	2,470	2,482,350
5.75%, 01/15/25 (Call 10/15/19)[a]	32,050	32,691,000
5.88%, 01/15/24 (Call 11/01/18)[a,b]	10,200	11,067,000
6.00%, 01/15/22 (Call 11/01/16)[a,b]	13,200	14,388,000

Security	Principal (000s)	Value
7.88%, 01/15/23 (Call 01/15/17)[b]	$15,076	$16,885,120
DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)[a]	1,115	1,176,325
7.25%, 10/15/21 (Call 07/15/21)	15,190	16,022,581
Dynegy Finance I Inc./Dynegy Finance II Inc.
6.75%, 11/01/19 (Call 05/01/17)[b]	42,725	44,647,625
7.38%, 11/01/22 (Call 11/01/18)[a,b]	39,560	41,785,250
7.63%, 11/01/24 (Call 11/01/19)[a,b]	30,820	32,669,200
EDP Finance BV
4.13%, 01/15/20[b]	5,925	6,189,005
4.90%, 10/01/19[b]	22,300	24,100,163
5.25%, 01/14/21[a,b]	13,698	15,068,507
6.00%, 02/02/18[b]	19,600	21,534,555
Enel SpA
8.75%, 09/24/73 (Call 09/24/23)[a,b,c]	26,357	32,155,540
FirstEnergy Corp.
Series A
2.75%, 03/15/18 (Call 02/15/18)[a]	9,400	9,568,482
Series B
4.25%, 03/15/23 (Call 12/15/22)	14,900	15,566,365
FirstEnergy Transmission LLC
4.35%, 01/15/25 (Call 10/15/24)[b]	10,300	10,886,566
GenOn Energy Inc.
7.88%, 06/15/17[a]	14,170	14,276,198
9.50%, 10/15/18[a]	13,185	13,544,513
9.88%, 10/15/20 (Call 10/15/15)	13,400	13,666,736
IPALCO Enterprises Inc.
5.00%, 05/01/18 (Call 04/01/18)	6,250	6,723,725
7.25%, 04/01/16[a,b]	6,645	6,993,658

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	$23,700	$24,648,000
6.25%, 05/01/24 (Call 05/01/19)[a]	21,200	21,624,000
6.63%, 03/15/23 (Call 09/15/17)	22,735	23,814,913
7.63%, 01/15/18	25,680	28,569,000
7.88%, 05/15/21 (Call 05/15/16)[a]	22,688	24,563,696
8.25%, 09/01/20 (Call 09/01/15)	16,855	18,055,919
PPL Capital Funding Inc. Series A
6.70%, 03/30/67 (Call 03/30/17)[c]	8,650	8,541,875
PPL Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	14,620	13,603,039
6.50%, 05/01/18	1,000	1,068,517
RJS Power Holdings LLC
5.13%, 07/15/19 (Call 07/15/16)[a,b]	27,675	27,156,918

		705,954,648
ELECTRONICS — 0.22%
Flextronics International Ltd.
4.63%, 02/15/20[a]	9,675	10,110,375
5.00%, 02/15/23[a]	9,950	10,472,375
Rexel SA
5.25%, 06/15/20 (Call 06/15/16)[a,b]	8,850	9,181,875
6.13%, 12/15/19 (Call 12/15/15)[a,b]	8,800	9,218,000

		38,982,625
ENGINEERING & CONSTRUCTION — 0.33%
Abengoa Finance SAU
7.75%, 02/01/20[a,b]	9,070	8,956,625
8.88%, 11/01/17[a,b]	14,243	14,812,720
AECOM
5.75%, 10/15/22 (Call 10/15/17)[b]	17,325	18,277,875
5.88%, 10/15/24 (Call 07/15/24)[b]	16,114	17,080,840

		59,128,060

Security	Principal (000s)	Value
ENTERTAINMENT — 1.37%
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	$12,150	$12,074,062
5.13%, 12/15/22 (Call 12/15/17)[a]	6,500	6,638,125
Cleopatra Finance Ltd.
5.63%, 02/15/20 (Call 11/15/19)[b]	11,230	11,244,038
6.25%, 02/15/22 (Call 08/15/21)[b]	16,725	16,766,812
6.50%, 02/15/25 (Call 08/15/24)[b]	13,565	13,548,044
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)[a]	8,700	9,069,750
4.88%, 11/01/20 (Call 08/01/20)[a]	21,775	22,754,875
5.38%, 11/01/23 (Call 08/01/23)	9,550	10,099,125
Pinnacle Entertainment Inc.
6.38%, 08/01/21 (Call 08/01/16)	16,740	17,786,250
7.50%, 04/15/21 (Call 04/15/15)	20,921	22,176,260
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)[a]	17,050	17,476,250
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[a,b]	19,910	20,457,525
10.00%, 12/01/22 (Call 12/01/18)[a,b]	44,800	43,904,000
WMG Acquisition Corp.
6.00%, 01/15/21 (Call 01/15/16)[b]	10,189	10,392,780
6.75%, 04/15/22 (Call 04/15/17)[a,b]	13,650	12,933,375

		247,321,271

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
ENVIRONMENTAL CONTROL — 0.36%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)[a]	$9,975	$10,249,313
5.25%, 08/01/20 (Call 08/01/16)[a]	17,679	18,120,975
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	7,900	8,275,250
6.38%, 10/01/22 (Call 04/01/17)[a]	6,375	6,821,250
7.25%, 12/01/20 (Call 12/01/15)	7,400	7,955,000
Tervita Corp.
8.00%, 11/15/18 (Call 11/15/15)[b]	15,000	13,575,000

		64,996,788
FOOD — 1.45%
Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc.
7.75%, 10/15/22 (Call 10/15/17)[a,b]	12,072	13,007,580
Aramark Services Inc.
5.75%, 03/15/20 (Call 03/15/15)	19,050	19,907,250
HJ Heinz Finance Co.
4.25%, 10/15/20 (Call 04/15/15)[a]	62,600	63,539,000
4.88%, 02/15/25 (Call 02/15/20)[b]	41,150	41,304,312
Post Holdings Inc.
6.00%, 12/15/22 (Call 06/15/18)[a,b]	14,350	14,081,655
6.75%, 12/01/21 (Call 12/01/17)[b]	17,225	17,612,563
7.38%, 02/15/22 (Call 02/15/17)[a]	29,500	30,718,350
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 08/01/15)[a,b]	8,925	9,210,600
5.88%, 08/01/21 (Call 08/01/16)[a,b]	7,775	8,192,906

Security	Principal (000s)	Value
6.63%, 08/15/22 (Call 08/15/17)	$19,405	$21,088,384
7.75%, 07/01/17[a]	8,329	9,321,817
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/17)[a]	7,850	8,007,000
8.00%, 05/01/16	1,661	1,768,965
U.S. Foods Inc.
8.50%, 06/30/19 (Call 03/30/15)[a]	2,700	2,831,625

		260,592,007
FOREST PRODUCTS & PAPER — 0.04%
Verso Paper Holdings LLC/Verso Paper Inc.
11.75%, 01/15/19 (Call 03/30/15)[a]	7,240	7,095,200

		7,095,200
GAS — 0.32%
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)	7,000	6,790,000
6.88%, 10/15/21 (Call 10/15/16)	9,975	9,975,000
Sabine Pass LNG LP
6.50%, 11/01/20 (Call 11/01/16)[a]	7,900	8,176,360
7.50%, 11/30/16[a]	30,850	32,935,901

		57,877,261
HEALTH CARE — PRODUCTS — 1.31%
Alere Inc.
6.50%, 06/15/20 (Call 06/15/16)[a]	8,175	8,430,469
7.25%, 07/01/18 (Call 12/15/15)[a]	8,350	8,934,500
8.63%, 10/01/18 (Call 03/30/15)	7,737	8,094,836
Biomet Inc.
6.50%, 08/01/20 (Call 08/01/15)	34,870	37,193,133
6.50%, 10/01/20 (Call 10/01/15)	15,350	16,252,166

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
ConvaTec Healthcare E SA
10.50%, 12/15/18 (Call 03/30/15)[b]	$12,147	$12,861,244
Crimson Merger Sub Inc.
6.63%, 05/15/22 (Call 05/15/17)[a,b]	29,325	27,345,562
DJO Finance LLC/DJO Finance Corp.
9.88%, 04/15/18 (Call 04/15/15)	9,800	10,265,500
Hologic Inc.
6.25%, 08/01/20 (Call 08/01/15)	21,890	22,929,775
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/01/15)	37,840	41,434,800
12.50%, 11/01/19 (Call 11/01/15)[a]	11,140	12,295,775
Mallinckrodt International Finance SA
4.75%, 04/15/23	12,100	11,888,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.75%, 08/01/22 (Call 08/01/17)[a,b]	16,450	17,395,875

		235,321,885
HEALTH CARE — SERVICES — 6.38%
Amsurg Corp.
5.63%, 07/15/22 (Call 07/15/17)[a]	25,350	26,934,375
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 08/15/15)	32,400	33,493,500
5.13%, 08/01/21 (Call 02/01/17)[a]	17,950	18,712,875
6.88%, 02/01/22 (Call 02/01/18)[a]	61,250	65,460,937
7.13%, 07/15/20 (Call 07/15/16)[a]	26,340	28,183,800
8.00%, 11/15/19 (Call 11/15/15)	40,439	43,269,730

Security	Principal (000s)	Value
DaVita HealthCare Partners Inc.
5.13%, 07/15/24 (Call 07/15/19)	$34,950	$36,522,750
5.75%, 08/15/22 (Call 08/15/17)[a]	23,950	25,836,062
6.63%, 11/01/20 (Call 03/30/15)[a]	13,700	14,436,375
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[a,b]	10,500	10,828,125
4.75%, 10/15/24 (Call 07/17/24)[b]	7,940	8,442,205
5.63%, 07/31/19[a,b]	15,850	17,395,375
5.88%, 01/31/22[b]	14,474	16,174,695
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[b]	11,900	13,209,000
6.50%, 09/15/18[b]	6,310	7,035,650
6.88%, 07/15/17	9,000	9,922,500
HCA Holdings Inc.
6.25%, 02/15/21	22,775	24,881,688
7.75%, 05/15/21 (Call 11/15/15)	30,662	32,808,340
HCA Inc.
3.75%, 03/15/19[a]	31,955	32,554,156
4.25%, 10/15/19	13,700	14,179,500
4.75%, 05/01/23	28,040	29,512,100
5.00%, 03/15/24	40,350	43,578,000
5.25%, 04/15/25[a]	28,750	31,553,125
5.38%, 02/01/25	21,180	22,397,850
5.88%, 03/15/22[a]	27,600	30,981,000
5.88%, 05/01/23[a]	26,600	29,193,500
6.50%, 02/15/16[a]	5,550	5,799,750
6.50%, 02/15/20[a]	62,130	70,517,550
7.50%, 02/15/22[a]	42,355	49,873,012
8.00%, 10/01/18[a]	8,600	9,997,500
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)	17,415	18,242,213
Kindred Healthcare Inc.
6.38%, 04/15/22 (Call 04/15/17)[a]	10,475	10,435,719

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
8.00%, 01/15/20[b]	$16,450	$17,889,375
8.75%, 01/15/23 (Call 01/15/18)[b]	11,815	12,937,425
LifePoint Hospitals Inc.
5.50%, 12/01/21 (Call 12/01/16)	23,100	24,514,875
6.63%, 10/01/20 (Call 10/01/15)	7,000	7,358,750
MPH Acquisition Holdings LLC
6.63%, 04/01/22 (Call 04/01/17)[a,b]	20,725	22,046,219
Tenet Healthcare Corp.
4.38%, 10/01/21	22,220	22,220,000
4.50%, 04/01/21	20,125	20,275,938
4.75%, 06/01/20	9,924	10,246,530
5.00%, 03/01/19[a,b]	22,455	22,567,275
5.50%, 03/01/19[b]	12,950	13,192,813
6.00%, 10/01/20	38,059	41,389,162
6.25%, 11/01/18[a]	19,210	21,058,002
8.00%, 08/01/20 (Call 08/01/15)[a]	16,560	17,512,200
8.13%, 04/01/22	56,900	64,545,937

		1,150,117,458
HOLDING COMPANIES — DIVERSIFIED — 0.33%
Argos Merger Sub Inc.
7.13%, 03/15/23 (Call 03/15/18)[b]	13,460	13,931,100
Harbinger Group Inc.
7.75%, 01/15/22 (Call 01/15/17)[a]	11,400	11,542,500
7.88%, 07/15/19 (Call 01/15/16)	19,325	20,581,125
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 10/01/16)[b]	12,450	12,916,875

		58,971,600
HOME BUILDERS — 1.02%
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/15/15)[b]	10,950	11,497,500

Security	Principal (000s)	Value
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[b]	$9,400	$9,776,000
Centex LLC
6.50%, 05/01/16[a]	7,400	7,770,000
DR Horton Inc.
3.63%, 02/15/18 (Call 11/15/17)[a]	6,700	6,808,875
3.75%, 03/01/19 (Call 12/01/18)	10,000	10,125,000
4.00%, 02/15/20	5,300	5,346,375
5.75%, 08/15/23 (Call 05/15/23)[a]	7,300	7,884,000
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 10/15/15)[a,b]	11,750	12,249,375
KB Home
4.75%, 05/15/19 (Call 02/15/19)	10,474	10,133,595
7.00%, 12/15/21 (Call 09/15/21)	8,800	8,844,000
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	9,750	10,042,500
4.50%, 11/15/19 (Call 08/15/19)[a]	4,365	4,430,475
4.75%, 11/15/22 (Call 08/15/22)[a]	13,650	13,923,000
12.25%, 06/01/17[a]	7,325	8,771,688
Standard Pacific Corp.
8.38%, 05/15/18[a]	12,325	14,112,125
8.38%, 01/15/21[a]	7,570	8,762,275
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 04/15/16)[a,b]	9,900	9,751,500
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)[a]	7,250	7,358,750

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.88%, 02/15/22 (Call 11/15/21)	$8,491	$9,451,544
8.91%, 10/15/17	5,800	6,699,000

		183,737,577
HOUSEHOLD PRODUCTS & WARES — 1.66%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 10/15/15)	72,175	75,314,612
6.88%, 02/15/21 (Call 02/15/16)[a]	18,400	19,504,000
7.13%, 04/15/19 (Call 03/30/15)	25,115	26,119,600
7.88%, 08/15/19 (Call 08/15/15)	28,460	30,203,175
8.25%, 02/15/21 (Call 02/15/16)	22,355	23,500,694
8.50%, 05/15/18 (Call 03/30/15)	20,860	21,485,800
9.00%, 04/15/19 (Call 03/30/15)	31,025	32,576,250
9.88%, 08/15/19 (Call 08/15/15)[a]	45,821	49,143,022
Spectrum Brands Inc.
6.38%, 11/15/20 (Call 11/15/16)[a]	10,110	10,885,943
6.63%, 11/15/22 (Call 11/15/17)	10,310	11,289,450

		300,022,546
INSURANCE — 0.41%
Genworth Holdings Inc.
1.00%, 11/15/66[c]	12,000	7,837,500
4.80%, 02/15/24	2,800	2,451,748
4.90%, 08/15/23	1,650	1,449,387
6.52%, 05/22/18	3,052	3,184,709
7.70%, 06/15/20	6,000	6,360,000
Hartford Financial Services Group Inc. (The)
8.13%, 06/15/68 (Call 06/15/18)[c]	10,492	11,960,880
HUB International Ltd.
7.88%, 10/01/21 (Call 10/01/16)[a,b]	24,820	25,502,550

Security	Principal (000s)	Value
Voya Financial Inc.
5.65%, 05/15/53 (Call 05/15/23)[a,c]	$14,675	$15,078,562

		73,825,336
INTERNET — 0.82%
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)[a]	8,500	8,861,250
5.38%, 01/01/22 (Call 01/01/18)	17,400	18,183,000
5.38%, 04/01/23 (Call 04/01/18)	20,050	20,902,125
5.75%, 01/01/25 (Call 01/01/20)	11,530	12,106,500
IAC/InterActiveCorp
4.75%, 12/15/22 (Call 12/15/17)	8,950	8,860,500
4.88%, 11/30/18 (Call 03/30/15)	9,850	10,194,750
Netflix Inc.
5.38%, 02/01/21	1,000	1,030,000
5.50%, 02/15/22[b]	10,830	11,100,750
5.75%, 03/01/24[b]	8,200	8,456,250
5.88%, 02/15/25[a,b]	12,395	12,906,294
Ymobile Corp.
8.25%, 04/01/18 (Call 04/01/15)[b]	4,725	4,937,625
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)[b]	15,525	15,882,373
8.13%, 01/01/20 (Call 07/01/15)	10,983	11,628,199
10.13%, 07/01/20 (Call 07/01/16)[a]	2,302	2,601,260

		147,650,876
IRON & STEEL — 2.02%
AK Steel Corp.
7.63%, 05/15/20 (Call 05/15/15)[a]	10,700	9,683,500
7.63%, 10/01/21 (Call 10/01/17)	9,900	8,712,000

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	$6,830	$7,285,303
6.13%, 08/15/23 (Call 05/15/23)	8,100	8,685,031
ArcelorMittal
4.50%, 03/01/16[a]	8,550	8,763,750
5.25%, 02/25/17	28,251	29,522,295
5.75%, 08/05/20	19,478	21,036,240
6.13%, 06/01/18[a]	31,200	33,774,000
6.25%, 03/01/21[a]	30,335	33,027,231
7.00%, 02/25/22[a]	22,250	25,091,325
10.60%, 06/01/19	31,650	38,929,500
Cliffs Natural Resources Inc.
4.80%, 10/01/20[a]	12,650	8,736,406
4.88%, 04/01/21 (Call 01/01/21)[a]	19,450	14,599,559
5.90%, 03/15/20[a]	1,734	1,263,653
5.95%, 01/15/18[a]	11,750	10,516,250
Commercial Metals Co.
6.50%, 07/15/17	6,678	7,045,290
7.35%, 08/15/18	9,100	9,873,500
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/17)[b]	16,274	16,599,480
5.25%, 04/15/23 (Call 04/15/18)	6,950	7,141,125
5.50%, 10/01/24 (Call 10/01/19)[b]	11,250	11,643,750
6.13%, 08/15/19 (Call 08/15/16)	6,800	7,293,000
United States Steel Corp.
6.05%, 06/01/17[a]	9,634	10,139,785
7.00%, 02/01/18[a]	9,750	10,408,125
7.38%, 04/01/20[a]	11,900	12,703,250
7.50%, 03/15/22 (Call 03/15/17)[a]	11,050	11,671,563

		364,144,911
LEISURE TIME — 0.07%
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22[a]	12,445	13,366,633

		13,366,633

Security	Principal (000s)	Value
LODGING — 1.90%
Boyd Gaming Corp.
9.13%, 12/01/18 (Call 03/30/15)[a]	$10,712	$11,260,990
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance Inc.
8.00%, 10/01/20 (Call 10/01/16)[a,b]	25,250	25,565,625
11.00%, 10/01/21 (Call 10/01/16)[a,b]	19,550	17,301,750
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)[a]	10,350	10,712,250
6.75%, 06/01/19 (Call 06/01/15)	8,770	9,164,650
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 10/15/16)	32,244	34,178,640
MGM Resorts International
5.25%, 03/31/20[a]	9,200	9,407,000
6.00%, 03/15/23[a]	24,985	26,109,325
6.63%, 12/15/21	25,150	27,350,625
6.75%, 10/01/20[a]	21,200	22,949,000
7.50%, 06/01/16[a]	13,920	14,720,400
7.63%, 01/15/17[a]	15,550	16,832,875
7.75%, 03/15/22	20,200	23,028,000
8.63%, 02/01/19[a]	16,312	18,758,800
10.00%, 11/01/16	10,450	11,677,875
11.38%, 03/01/18	10,170	12,356,550
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[a,b]	9,300	8,858,250
5.38%, 03/15/22 (Call 03/15/17)[a]	19,600	20,580,000
5.50%, 03/01/25[b]	21,685	21,928,956

		342,741,561

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
MACHINERY — 0.78%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[a,b]	$16,350	$17,044,875
Case New Holland Industrial Inc.
7.88%, 12/01/17[a]	30,700	34,230,500
CNH Industrial Capital LLC
3.25%, 02/01/17[a]	12,400	12,493,000
3.38%, 07/15/19[b]	8,700	8,580,375
3.63%, 04/15/18[a]	16,050	16,090,125
3.88%, 11/01/15	1,870	1,884,025
6.25%, 11/01/16	8,170	8,619,350
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)[a]	17,250	17,745,937
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[a,b]	22,445	24,128,375

		140,816,562
MANUFACTURING — 0.95%
Bombardier Inc.
4.25%, 01/15/16[a,b]	10,175	10,327,625
4.75%, 04/15/19[b]	11,950	11,591,500
5.50%, 09/15/18	6,900	6,900,000
5.75%, 03/15/22[b]	9,550	9,072,500
6.00%, 10/15/22 (Call 04/15/17)[a,b]	23,887	22,871,803
6.13%, 01/15/23[a,b]	25,375	24,423,437
7.50%, 03/15/18[b]	12,800	13,664,000
7.50%, 03/15/25	3,830	3,830,000
7.75%, 03/15/20[a,b]	19,920	20,866,200
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[a,b]	20,125	19,320,000
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
8.75%, 02/01/19 (Call 08/01/15)[a]	27,245	28,198,575

		171,065,640

Security	Principal (000s)	Value
MEDIA — 8.94%
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)[a]	$11,225	$11,281,125
7.75%, 07/15/21 (Call 07/15/16)	15,600	17,004,000
Cablevision Systems Corp.
5.88%, 09/15/22[a]	12,900	13,375,688
7.75%, 04/15/18[a]	15,300	17,059,500
8.00%, 04/15/20[a]	11,350	12,939,000
8.63%, 09/15/17	16,670	18,940,454
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)[a]	21,500	21,715,000
5.25%, 03/15/21 (Call 03/15/16)	12,700	13,017,500
5.25%, 09/30/22 (Call 09/30/17)[a]	24,600	25,092,000
5.75%, 09/01/23 (Call 03/01/18)[a]	11,850	12,353,625
5.75%, 01/15/24 (Call 07/15/18)[a]	19,542	20,177,115
6.50%, 04/30/21 (Call 04/30/15)	30,735	32,387,006
6.63%, 01/31/22 (Call 01/31/17)[a]	16,189	17,322,230
7.00%, 01/15/19 (Call 03/30/15)	25,775	26,838,219
7.25%, 10/30/17 (Call 03/30/15)[a]	15,080	15,720,900
7.38%, 06/01/20 (Call 12/01/15)[a]	16,620	17,835,919
8.13%, 04/30/20 (Call 04/30/15)	11,250	11,812,500
CCOH Safari LLC
5.50%, 12/01/22 (Call 12/01/17)	31,240	32,294,350
5.75%, 12/01/24 (Call 12/01/19)[a]	40,210	41,617,350

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[a,b]	$14,925	$14,850,375
5.13%, 12/15/21 (Call 06/15/16)[b]	9,050	9,050,000
6.38%, 09/15/20 (Call 09/15/15)[b]	33,625	35,642,500
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)[a]	54,985	57,996,126
Series A
7.63%, 03/15/20 (Call 03/15/15)	500	523,750
Series B
7.63%, 03/15/20 (Call 03/15/15)[a]	39,030	40,981,500
CSC Holdings LLC
5.25%, 06/01/24[b]	18,750	19,265,625
6.75%, 11/15/21[a]	19,020	21,540,150
8.63%, 02/15/19[a]	8,764	10,210,060
DISH DBS Corp.
4.25%, 04/01/18[a]	25,050	25,237,875
4.63%, 07/15/17	18,600	19,065,000
5.00%, 03/15/23	26,325	25,337,813
5.13%, 05/01/20	22,750	22,920,625
5.88%, 07/15/22	42,350	42,773,500
5.88%, 11/15/24	43,530	43,312,350
6.75%, 06/01/21	43,630	46,520,487
7.13%, 02/01/16	23,534	24,563,613
7.88%, 09/01/19[a]	30,666	34,614,247
Gannett Co. Inc.
5.13%, 10/15/19 (Call 10/15/16)	10,435	10,956,750
5.13%, 07/15/20 (Call 07/15/16)[a]	12,450	13,072,500
6.38%, 10/15/23 (Call 10/15/18)	14,130	15,401,700
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 07/15/15)[a]	31,700	31,383,000

Security	Principal (000s)	Value
9.00%, 03/01/21 (Call 03/01/16)	$35,640	$34,125,300
9.00%, 09/15/22 (Call 09/15/17)	18,600	17,856,000
10.00%, 01/15/18 (Call 07/15/16)[a]	18,400	16,284,000
10.63%, 03/15/23 (Call 03/15/18)[a,b]	18,020	18,425,450
11.25%, 03/01/21 (Call 03/01/16)[a]	12,400	12,865,000
McClatchy Co. (The)
9.00%, 12/15/22 (Call 12/15/17)[a]	15,330	15,521,625
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.75%, 04/01/21 (Call 04/01/16)	14,800	16,613,000
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 10/01/16)[a]	15,100	15,364,250
5.00%, 04/15/22 (Call 04/15/17)[b]	38,220	39,032,175
Numericable-SFR
4.88%, 05/15/19 (Call 05/15/16)[b]	48,250	48,129,375
6.00%, 05/15/22 (Call 05/15/17)[a,b]	81,500	82,824,375
6.25%, 05/15/24 (Call 05/15/19)[a,b]	30,850	31,659,812
Quebecor Media Inc.
5.75%, 01/15/23	17,300	18,035,250
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 04/01/16)[a]	11,950	12,248,750
5.63%, 08/01/24 (Call 08/01/19)[a,b]	11,050	11,188,125
6.13%, 10/01/22 (Call 10/01/17)[a]	9,625	10,130,313
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 05/15/16)[a,b]	9,400	9,353,000

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.63%, 05/15/23 (Call 05/15/18)[a,b]	$9,775	$9,530,625
5.75%, 08/01/21 (Call 08/01/16)[a,b]	12,075	12,678,750
5.88%, 10/01/20 (Call 10/01/16)[a,b]	14,000	14,700,000
6.00%, 07/15/24 (Call 07/15/19)[b]	33,400	35,487,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.00%, 01/15/25 (Call 01/15/20)[b]	10,350	10,587,015
5.50%, 01/15/23 (Call 01/15/18)[a,b]	22,750	23,944,375
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (Call 01/15/20)[b]	21,300	22,641,900
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a,b]	16,535	17,093,056
5.13%, 02/15/25 (Call 02/15/20)[a,b]	5,110	5,173,875
6.75%, 09/15/22 (Call 09/15/17)[b]	24,203	26,290,509
7.88%, 11/01/20 (Call 11/01/15)[a,b]	12,480	13,384,800
8.50%, 05/15/21 (Call 11/15/15)[a,b]	16,100	17,267,250
Videotron Ltd.
5.00%, 07/15/22	15,300	15,912,000
5.38%, 06/15/24 (Call 03/15/24)[a,b]	11,500	12,046,250
9.13%, 04/15/18 (Call 03/30/15)	1,829	1,879,298
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 07/15/15)	16,925	17,940,500

		1,610,216,530

Security	Principal (000s)	Value
MINING — 1.99%
Alcoa Inc.
5.13%, 10/01/24 (Call 07/01/24)[a]	$25,200	$27,342,000
5.40%, 04/15/21 (Call 01/15/21)[a]	25,824	28,277,280
5.55%, 02/01/17	3,300	3,522,750
5.72%, 02/23/19[a]	13,290	14,685,450
5.87%, 02/23/22[a]	14,790	16,675,725
6.15%, 08/15/20	21,000	23,835,000
6.75%, 07/15/18	18,085	20,481,263
Aleris International Inc.
7.63%, 02/15/18 (Call 03/30/15)	10,050	9,949,500
7.88%, 11/01/20 (Call 11/01/15)[a]	10,000	9,867,500
First Quantum Minerals Ltd.
6.75%, 02/15/20 (Call 02/15/17)[a,b]	23,623	22,087,505
7.00%, 02/15/21 (Call 02/15/18)[b]	23,963	22,285,590
7.25%, 05/15/22 (Call 05/15/17)[a,b]	16,625	15,461,250
FMG Resources August 2006 Pty Ltd.
6.00%, 04/01/17 (Call 04/01/15)[a,b]	19,700	19,847,750
6.88%, 02/01/18 (Call 03/30/15)[a,b]	4,267	4,277,333
6.88%, 04/01/22 (Call 04/01/17)[a,b]	21,900	18,177,000
8.25%, 11/01/19 (Call 11/01/15)[a,b]	30,620	28,782,800
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a,b]	12,935	13,193,700
7.88%, 11/01/22 (Call 11/01/18)[a,b]	8,300	8,549,000
Novelis Inc.
8.38%, 12/15/17 (Call 12/29/14)	19,143	20,004,435
8.75%, 12/15/20 (Call 12/15/15)[a]	28,740	31,111,050

		358,413,881

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
OFFICE & BUSINESS EQUIPMENT — 0.22%
CDW LLC/CDW Finance Corp.
5.00%, 09/01/23 (Call 03/01/18)	$2,335	$2,346,675
5.50%, 12/01/24 (Call 06/01/24)	11,985	12,479,381
6.00%, 08/15/22 (Call 08/15/17)[a]	14,000	15,067,500
8.50%, 04/01/19 (Call 04/01/15)[a]	8,552	8,967,627

		38,861,183
OIL & GAS — 9.04%
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a,b]	12,750	10,327,500
7.38%, 11/01/21 (Call 07/31/17)[a,b]	13,578	11,100,015
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)	22,150	21,817,750
Antero Resources Finance Corp.
5.38%, 11/01/21 (Call 11/01/16)	23,150	23,410,437
6.00%, 12/01/20 (Call 12/01/15)	8,700	8,895,750
Berry Petroleum Co. LLC
6.38%, 09/15/22 (Call 03/15/17)[a]	12,600	9,954,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.88%, 04/15/22 (Call 01/15/17)	17,950	14,204,172
California Resources Corp.
5.00%, 01/15/20 (Call 12/15/19)[a,b]	20,200	18,634,500
5.50%, 09/15/21 (Call 06/15/21)[a,b]	35,500	32,482,500
6.00%, 11/15/24 (Call 08/15/24)[a,b]	45,900	41,137,875

Security	Principal (000s)	Value
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)[b]	$16,475	$16,310,250
Chaparral Energy Inc.
7.63%, 11/15/22 (Call 05/15/17)	11,150	8,448,078
8.25%, 09/01/21 (Call 09/01/16)	9,370	7,355,450
Chesapeake Energy Corp.
3.25%, 03/15/16 (Call 03/30/15)[a]	9,275	9,263,406
4.88%, 04/15/22 (Call 04/15/17)[a]	30,900	30,436,500
5.38%, 06/15/21 (Call 06/15/16)[a]	16,500	16,721,369
5.75%, 03/15/23	23,600	24,662,000
6.13%, 02/15/21[a]	20,180	21,340,350
6.50%, 08/15/17	14,440	15,420,323
6.63%, 08/15/20[a]	26,500	28,817,091
6.88%, 11/15/20[a]	11,376	12,485,160
7.25%, 12/15/18	14,145	15,665,588
Cimarex Energy Co.
4.38%, 06/01/24 (Call 03/01/24)	14,975	14,699,481
5.88%, 05/01/22 (Call 05/01/17)	14,150	14,995,617
Citgo Holding Inc.
10.75%, 02/15/20[b]	12,800	13,120,000
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)	12,900	13,383,750
5.50%, 04/01/23 (Call 10/01/17)[a]	31,583	32,767,362
6.50%, 01/15/22 (Call 01/15/17)[a]	13,230	14,156,100
7.00%, 01/15/21 (Call 01/15/16)[a]	10,517	11,280,495
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	24,500	21,854,424
5.50%, 05/01/22 (Call 05/01/17)[a]	25,475	23,691,750

120	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.38%, 08/15/21 (Call 08/15/16)[a]	$9,130	$8,787,625
Energy XXI Gulf Coast Inc.
6.88%, 03/15/24 (Call 03/15/19)[a,b]	11,400	5,757,000
7.50%, 12/15/21 (Call 12/15/16)[a]	12,640	6,604,400
9.25%, 12/15/17 (Call 03/30/15)[a]	13,700	9,795,500
EP Energy LLC/Everest Acquisition Finance Inc.
6.88%, 05/01/19 (Call 05/01/15)[a]	14,750	15,118,750
9.38%, 05/01/20 (Call 05/01/16)[a]	40,365	43,291,462
EPL Oil & Gas Inc.
8.25%, 02/15/18 (Call 03/30/15)[a]	12,700	9,080,500
EXCO Resources Inc.
7.50%, 09/15/18 (Call 03/30/15)[a]	14,785	11,076,925
8.50%, 04/15/22 (Call 04/15/17)	9,475	6,910,262
Halcon Resources Corp.
8.88%, 05/15/21 (Call 11/15/16)[a]	29,900	22,808,378
9.25%, 02/15/22 (Call 08/15/17)[a]	6,900	5,207,084
9.75%, 07/15/20 (Call 07/15/16)[a]	24,245	18,667,964
Harvest Operations Corp.
6.88%, 10/01/17	851	791,430
Hercules Offshore Inc.
8.75%, 07/15/21 (Call 07/15/17)[a,b]	6,850	2,129,885
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/19)[b]	10,345	9,827,750
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[a,b]	23,350	18,913,500

Security	Principal (000s)	Value
Kodiak Oil & Gas Corp.
5.50%, 02/01/22 (Call 08/01/17)	$6,600	$6,674,250
8.13%, 12/01/19 (Call 12/01/15)	15,709	16,572,995
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 01/15/17)	11,125	10,735,625
7.38%, 05/01/22 (Call 05/01/17)[a]	10,550	10,868,036
9.50%, 02/15/19 (Call 03/30/15)	10,025	10,476,527
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/01/19 (Call 11/01/15)	39,150	33,471,970
6.50%, 05/15/19 (Call 05/15/15)[a]	25,500	22,440,000
6.50%, 09/15/21 (Call 09/15/17)[a]	13,325	11,164,650
7.75%, 02/01/21 (Call 09/15/15)	20,060	17,602,650
8.63%, 04/15/20 (Call 04/15/15)[a]	25,145	22,944,812
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[b]	17,200	16,383,000
6.50%, 03/15/21 (Call 03/15/15)[b]	15,050	14,448,000
7.00%, 03/31/24 (Call 09/30/18)[a,b]	22,925	22,323,219
Memorial Production Partners LP/Memorial Production Finance Corp.
6.88%, 08/01/22 (Call 08/01/17)[b]	11,500	10,666,250
7.63%, 05/01/21 (Call 05/01/17)	13,250	12,753,125
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
9.25%, 06/01/21 (Call 06/01/16)[a]	11,700	7,400,250
10.75%, 10/01/20 (Call 10/01/16)	9,664	6,088,320

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Newfield Exploration Co.
5.63%, 07/01/24[a]	$19,430	$20,326,694
5.75%, 01/30/22	15,250	16,050,625
6.88%, 02/01/20 (Call 03/30/15)	12,634	12,980,493
Oasis Petroleum Inc.
6.50%, 11/01/21 (Call 11/01/16)	9,350	9,016,906
6.88%, 03/15/22 (Call 09/15/17)[a]	21,125	20,808,125
6.88%, 01/15/23 (Call 07/15/17)[a]	8,300	8,071,750
7.25%, 02/01/19 (Call 03/30/15)[a]	8,115	8,084,569
Offshore Group Investment Ltd.
7.13%, 04/01/23 (Call 04/01/18)	18,975	12,150,165
7.50%, 11/01/19 (Call 11/01/15)[a]	21,900	14,147,372
Pacific Drilling SA
5.38%, 06/01/20 (Call 06/01/16)[b]	16,675	13,260,677
Pacific Drilling V Ltd.
7.25%, 12/01/17 (Call 12/01/15)[b]	9,075	7,917,938
Paragon Offshore PLC
7.25%, 08/15/24 (Call 08/15/19)[a,b]	3,987	1,594,800
Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)[a]	17,850	17,403,750
Precision Drilling Corp.
5.25%, 11/15/24 (Call 05/15/19)[a,b]	7,695	6,444,563
6.63%, 11/15/20 (Call 11/15/15)	11,020	10,661,987
Puma International Financing SA
6.75%, 02/01/21 (Call 02/01/17)[b]	20,300	20,198,500
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	12,650	12,412,813

Security	Principal (000s)	Value
5.38%, 10/01/22 (Call 07/01/22)[a]	$13,660	$13,420,950
6.88%, 03/01/21	10,800	11,664,000
Range Resources Corp.
5.00%, 08/15/22 (Call 02/15/17)	16,703	16,995,302
5.00%, 03/15/23 (Call 03/15/18)[a]	13,500	13,800,322
5.75%, 06/01/21 (Call 06/01/16)[a]	12,000	12,571,535
6.75%, 08/01/20 (Call 08/01/15)[a]	8,250	8,688,599
Rosetta Resources Inc.
5.63%, 05/01/21 (Call 05/01/17)	15,055	14,302,250
5.88%, 06/01/22 (Call 12/01/17)[a]	11,660	11,135,300
5.88%, 06/01/24 (Call 06/01/19)	10,300	9,785,000
Sabine Oil & Gas Corp.
7.25%, 06/15/19 (Call 12/30/13)	7,125	2,351,250
Samson Investment Co.
9.75%, 02/15/20 (Call 02/15/16)	39,830	13,542,200
Sanchez Energy Corp.
7.75%, 06/15/21 (Call 06/15/17)[a]	11,050	11,062,406
6.13%, 01/15/23 (Call 07/15/18)	24,185	22,414,058
SandRidge Energy Inc.
7.50%, 03/15/21 (Call 03/15/16)	25,020	18,765,000
7.50%, 02/15/23 (Call 08/15/17)	18,231	13,354,208
8.13%, 10/15/22 (Call 04/15/17)	16,200	12,028,500
8.75%, 01/15/20 (Call 03/30/15)[a]	7,475	5,755,750
Seventy Seven Energy Inc.
6.50%, 07/15/22 (Call 07/15/17)	8,365	4,433,451

122	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Seventy Seven Operating LLC
6.63%, 11/15/19 (Call 11/15/15)[a]	$13,110	$10,487,980
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)	10,705	10,357,088
6.13%, 11/15/22 (Call 11/15/18)[a,b]	10,950	11,196,375
6.50%, 01/01/23 (Call 07/01/17)	7,627	7,855,810
Tesoro Corp.
4.25%, 10/01/17 (Call 09/01/17)	4,200	4,351,317
5.38%, 10/01/22 (Call 10/01/17)[a]	8,175	8,613,408
Tullow Oil PLC
6.00%, 11/01/20 (Call 11/01/16)[b]	14,000	12,565,000
6.25%, 04/15/22 (Call 04/15/17)[b]	13,900	12,232,000
Ultra Petroleum Corp.
5.75%, 12/15/18 (Call 12/15/15)[b]	10,620	10,301,400
6.13%, 10/01/24 (Call 10/01/19)[b]	17,300	16,175,500
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)[a]	22,500	22,218,750
5.75%, 03/15/21 (Call 12/15/20)[a]	24,815	24,442,775
WPX Energy Inc.
5.25%, 01/15/17	9,280	9,512,000
5.25%, 09/15/24 (Call 06/15/24)	9,220	8,782,050
6.00%, 01/15/22 (Call 10/15/21)	25,380	25,284,825

		1,628,599,223
OIL & GAS SERVICES — 0.11%
CGG SA
6.50%, 06/01/21 (Call 06/01/16)[a]	11,360	9,258,400
6.88%, 01/15/22 (Call 07/15/17)[a]	9,975	8,129,625

Security	Principal (000s)	Value
7.75%, 05/15/17 (Call 03/30/15)	$1,912	$1,797,280

		19,185,305
PACKAGING & CONTAINERS — 1.40%
Ardagh Packaging Finance PLC
9.13%, 10/15/20 (Call 10/15/15)[a,b]	12,796	13,691,720
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.00%, 06/30/21 (Call 06/30/17)[a,b]	10,050	9,773,625
6.25%, 01/31/19 (Call 01/31/16)[a,b]	8,075	8,115,375
6.75%, 01/31/21 (Call 01/31/17)[a,b]	9,700	9,797,000
Ball Corp.
4.00%, 11/15/23[a]	21,900	21,516,750
5.00%, 03/15/22	15,046	15,723,070
5.75%, 05/15/21 (Call 11/15/15)	8,675	9,212,850
6.75%, 09/15/20 (Call 03/15/15)	7,980	8,259,300
Berry Plastics Corp.
5.50%, 05/15/22 (Call 05/15/17)[a]	9,500	9,903,750
9.75%, 01/15/21 (Call 01/15/16)[a]	14,415	16,036,687
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
5.63%, 12/15/16 (Call 12/15/15)[b]	14,225	14,296,125
6.00%, 06/15/17 (Call 06/15/16)[a,b]	13,150	13,281,500
Crown Americas LLC/Crown Americas Capital Corp. III
6.25%, 02/01/21 (Call 02/01/16)	12,265	12,970,237
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[a]	22,800	23,199,000

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[a,b]	$10,550	$10,945,625
Sealed Air Corp.
4.88%, 12/01/22 (Call 09/01/22)[b]	7,925	8,182,563
5.13%, 12/01/24 (Call 09/01/24)[b]	8,575	8,982,313
5.25%, 04/01/23 (Call 01/01/23)[a,b]	8,850	9,314,625
6.50%, 12/01/20 (Call 09/01/20)[a,b]	10,700	12,117,750
8.38%, 09/15/21 (Call 09/15/16)[a,b]	14,820	16,709,550

		252,029,415
PHARMACEUTICALS — 1.62%
Endo Finance LLC
5.75%, 01/15/22 (Call 01/15/17)[a,b]	11,075	11,697,969
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[b]	13,500	13,753,125
6.00%, 02/01/25 (Call 02/01/20)[a,b]	19,570	20,612,102
7.00%, 07/15/19 (Call 07/15/15)[a,b]	7,475	7,858,094
7.00%, 12/15/20 (Call 12/15/15)[b]	1,370	1,448,775
Grifols Worldwide Operations Ltd.
5.25%, 04/01/22 (Call 04/01/17)[b]	20,435	21,048,050
NBTY Inc.
9.00%, 10/01/18 (Call 03/30/15)	12,625	13,224,688
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23 (Call 03/01/18)[a,b]	22,760	22,959,150
5.63%, 12/01/21 (Call 12/01/16)[a,b]	19,300	19,589,500

Security	Principal (000s)	Value
6.38%, 10/15/20 (Call 10/15/16)[a,b]	$44,800	$47,040,000
6.75%, 08/15/18 (Call 08/15/15)[a,b]	32,338	34,399,547
6.75%, 08/15/21 (Call 02/15/16)[a,b]	16,570	17,357,075
7.00%, 10/01/20 (Call 10/01/15)[b]	13,635	14,316,750
7.25%, 07/15/22 (Call 07/15/16)[a,b]	9,950	10,571,875
7.50%, 07/15/21 (Call 07/15/16)[b]	33,698	36,646,575

		292,523,275
PIPELINES — 3.78%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
6.63%, 10/01/20 (Call 10/01/16)	8,300	8,447,869
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.00%, 12/15/20 (Call 12/15/16)[a]	9,865	9,889,663
6.13%, 03/01/22 (Call 11/01/16)	9,869	9,932,099
DCP Midstream LLC
5.85%, 05/21/43 (Call 05/21/23)[b,c]	11,761	9,422,432
Energy Transfer Equity LP
5.88%, 01/15/24	22,775	24,198,437
7.50%, 10/15/20[a]	25,280	28,882,400
Kinder Morgan Inc./DE
5.00%, 02/15/21 (Call 01/15/21)[b]	6,025	6,490,564
5.63%, 11/15/23 (Call 08/15/23)[b]	4,750	5,330,564
8.25%, 02/15/16[a]	2,300	2,422,887
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.50%, 07/15/23 (Call 04/15/23)[a]	22,500	22,747,500

124	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.88%, 12/01/24 (Call 09/01/24)	$9,650	$9,927,438
5.50%, 02/15/23 (Call 08/15/17)[a]	15,775	16,484,875
6.25%, 06/15/22 (Call 12/15/16)[a]	12,791	13,558,460
6.75%, 11/01/20 (Call 11/01/15)[a]	7,965	8,383,163
NGPL PipeCo LLC
7.12%, 12/15/17[a,b]	25,690	25,593,662
9.63%, 06/01/19 (Call 06/01/15)[a,b]	11,415	11,400,731
NuStar Logistics LP
4.80%, 09/01/20	7,518	7,348,845
ONEOK Inc.
4.25%, 02/01/22 (Call 11/02/21)[a]	11,450	10,717,713
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.
6.50%, 05/15/21 (Call 05/15/16)	875	940,625
8.38%, 06/01/20 (Call 06/01/16)	675	744,188
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (Call 08/01/23)	10,050	10,351,500
5.00%, 10/01/22 (Call 07/01/22)[a]	11,125	11,709,062
5.50%, 04/15/23 (Call 10/15/17)	14,574	15,339,135
5.75%, 09/01/20 (Call 06/01/20)	7,400	8,047,500
5.88%, 03/01/22 (Call 12/01/21)[a]	17,529	19,150,432
6.50%, 07/15/21 (Call 07/15/16)[a]	10,150	10,962,000
8.38%, 06/01/19 (Call 06/01/15)[a,b]	1,250	1,318,750
Rockies Express Pipeline LLC
5.63%, 04/15/20[b]	16,840	17,597,800
6.00%, 01/15/19[b]	9,175	9,703,909
6.85%, 07/15/18[a,b]	11,045	11,928,600

Security	Principal (000s)	Value
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	$42,210	$43,159,725
5.63%, 04/15/23	31,700	32,413,250
5.63%, 03/01/25 (Call 12/01/24)[b]	6,270	6,301,350
5.75%, 05/15/24 (Call 02/15/24)	43,020	44,095,500
6.25%, 03/15/22	20,300	21,365,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 11/15/16)[a,b]	17,900	18,198,382
4.25%, 11/15/23 (Call 05/15/18)	10,500	10,396,170
5.00%, 01/15/18 (Call 10/15/17)[b]	13,931	14,487,035
5.25%, 05/01/23 (Call 11/01/17)[a]	12,550	12,825,826
6.88%, 02/01/21 (Call 02/01/16)	9,100	9,652,905
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)[a,b]	11,047	11,668,394
5.88%, 10/01/20 (Call 10/01/16)	9,550	9,991,688
6.13%, 10/15/21 (Call 10/15/16)	9,950	10,596,750
6.25%, 10/15/22 (Call 10/15/18)[b]	17,630	18,599,650
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	26,350	27,271,459
4.88%, 03/15/24 (Call 03/15/19)	12,147	12,572,145
5.88%, 04/15/21 (Call 04/15/15)	16,589	17,366,228
6.13%, 07/15/22 (Call 01/15/17)	9,858	10,595,140

		680,530,150

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
REAL ESTATE — 0.30%
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	$13,907	$14,602,350
5.25%, 03/15/25 (Call 12/15/24)	6,400	6,944,000
Realogy Group LLC
7.63%, 01/15/20 (Call 01/15/16)[a,b]	9,677	10,451,160
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a,b]	12,400	12,586,000
Realogy Group LLC/Sunshine Group Florida Ltd. (The)
3.38%, 05/01/16[b]	9,000	9,033,750

		53,617,260
REAL ESTATE INVESTMENT TRUSTS — 0.52%
Crown Castle International Corp.
4.88%, 04/15/22	16,079	16,842,752
5.25%, 01/15/23	34,725	36,634,875
iStar Financial Inc.
4.00%, 11/01/17 (Call 08/01/17)	14,000	13,930,000
5.00%, 07/01/19 (Call 07/01/16)	16,125	16,144,350
MPT Operating Partnership LP/MPT Finance Corp.
6.88%, 05/01/21 (Call 05/01/16)	9,375	10,089,844

		93,641,821
RETAIL — 2.83%
1011778 BC ULC/New Red Finance Inc.
6.00%, 04/01/22 (Call 10/01/17)[a,b]	45,770	47,715,225
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20 (Call 05/20/16)	9,150	9,721,875
7.00%, 05/20/22 (Call 05/20/17)	17,410	18,541,650

Security	Principal (000s)	Value
AmeriGas Partners LP/AmeriGas Finance Corp.
6.25%, 08/20/19 (Call 08/20/15)[a]	$7,480	$7,797,900
Best Buy Co. Inc.
5.00%, 08/01/18	12,906	13,502,902
5.50%, 03/15/21 (Call 12/15/20)[a]	11,100	11,557,875
Claire’s Stores Inc.
8.88%, 03/15/19 (Call 03/15/15)[a]	6,930	4,331,250
9.00%, 03/15/19 (Call 03/15/15)[b]	23,900	22,585,500
Family Tree Escrow LLC
5.25%, 03/01/20 (Call 03/01/17)[b]	795	831,769
5.75%, 03/01/23 (Call 03/01/18)[b]	5,580	5,862,488
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 05/01/16)	9,000	8,989,229
6.75%, 01/15/22 (Call 11/15/16)	9,950	9,977,670
JC Penney Corp. Inc.
5.65%, 06/01/20[a]	6,650	5,735,625
8.13%, 10/01/19	7,375	7,190,625
L Brands Inc.
5.63%, 02/15/22[a]	17,883	19,671,300
5.63%, 10/15/23	8,500	9,445,625
6.63%, 04/01/21[a]	17,620	20,218,950
6.90%, 07/15/17	12,512	13,872,680
7.00%, 05/01/20	7,410	8,540,025
8.50%, 06/15/19	10,650	12,913,125
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a,b]	9,725	9,985,144
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 10/15/16)[a,b]	19,550	20,527,500
Party City Holdings Inc.
8.88%, 08/01/20 (Call 08/01/15)[a]	14,300	15,551,250

126	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Petco Animal Supplies Inc.
9.25%, 12/01/18 (Call 03/30/15)[a,b]	$8,350	$8,740,363
QVC Inc.
3.13%, 04/01/19	8,480	8,507,853
4.38%, 03/15/23[a]	14,625	14,820,269
4.45%, 02/15/25	11,000	11,033,815
4.85%, 04/01/24	12,675	13,152,507
5.13%, 07/02/22	11,315	12,009,045
7.38%, 10/15/20 (Call 04/15/15)[b]	7,814	8,146,095
Rite Aid Corp.
6.75%, 06/15/21 (Call 06/15/16)[a]	16,966	18,111,205
8.00%, 08/15/20 (Call 08/15/15)	9,950	10,609,188
9.25%, 03/15/20 (Call 03/15/16)[a]	18,308	20,367,650
Sally Holdings LLC/Sally Capital Inc.
5.75%, 06/01/22 (Call 06/01/17)[a]	14,218	15,124,397
6.88%, 11/15/19 (Call 11/15/15)	13,050	13,865,625
Sears Holdings Corp.
6.63%, 10/15/18[a]	17,795	16,682,812
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)[a]	10,000	10,200,000
Toys R Us Inc.
10.38%, 08/15/17 (Call 03/30/15)[a]	8,390	7,131,500
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 03/30/15)[a]	15,975	16,014,937

		509,584,443
SEMICONDUCTORS — 1.26%
Advanced Micro Devices Inc.
6.75%, 03/01/19[a]	13,950	13,810,500
7.00%, 07/01/24 (Call 07/01/19)[a]	8,625	7,913,438

Security	Principal (000s)	Value
7.50%, 08/15/22[a]	$12,050	$11,899,375
7.75%, 08/01/20 (Call 08/01/15)[a]	10,485	10,406,362
Amkor Technology Inc.
6.38%, 10/01/22 (Call 10/01/16)[a]	11,225	11,730,125
6.63%, 06/01/21 (Call 06/01/15)[a]	7,125	7,445,625
Freescale Semiconductor Inc.
5.00%, 05/15/21 (Call 05/15/16)[a,b]	9,500	9,903,750
6.00%, 01/15/22 (Call 11/15/16)[b]	19,190	20,629,250
10.75%, 08/01/20 (Call 08/01/15)[a]	7,218	7,885,665
Micron Technology Inc.
5.25%, 08/01/23[b]	7,470	7,628,738
5.50%, 02/01/25 (Call 08/01/19)[b]	25,335	25,905,037
5.88%, 02/15/22 (Call 02/15/17)	13,000	13,780,000
NXP BV/NXP Funding LLC
3.50%, 09/15/16[a,b]	10,750	10,911,250
3.75%, 06/01/18[a,b]	15,925	16,163,875
5.75%, 02/15/21 (Call 02/15/17)[b]	10,075	10,717,281
5.75%, 03/15/23 (Call 03/15/18)[b]	9,350	10,004,500
Sensata Technologies BV
4.88%, 10/15/23[a,b]	9,873	10,267,920
5.63%, 11/01/24[a,b]	7,280	7,826,000
6.50%, 05/15/19 (Call 05/15/15)[b]	11,450	11,908,000

		226,736,691
SHIPBUILDING — 0.12%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[a,b]	11,171	11,701,623
7.13%, 03/15/21 (Call 03/15/16)[a]	9,960	10,769,250

		22,470,873

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
SOFTWARE — 2.45%
Activision Blizzard Inc.
5.63%, 09/15/21 (Call 09/15/16)[a,b]	$28,500	$30,495,000
6.13%, 09/15/23 (Call 09/15/18)[a,b]	16,625	18,287,500
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[a,b]	34,765	36,763,987
6.13%, 11/01/23 (Call 11/01/18)[b]	10,270	10,886,200
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 07/15/16)[a,b]	35,175	32,800,687
First Data Corp.
6.75%, 11/01/20 (Call 11/01/15)[b]	28,702	30,711,140
7.38%, 06/15/19 (Call 06/15/15)[b]	29,750	31,237,500
8.25%, 01/15/21 (Call 01/15/16)[b]	40,702	43,754,650
8.88%, 08/15/20 (Call 08/15/15)[b]	12,550	13,444,188
10.63%, 06/15/21 (Call 04/15/16)	10,446	11,986,785
11.25%, 01/15/21 (Call 01/15/16)	11,955	13,673,531
11.75%, 08/15/21 (Call 05/15/16)	34,235	39,841,043
12.63%, 01/15/21 (Call 01/15/16)	61,932	74,008,740
Infor U.S. Inc.
9.38%, 04/01/19 (Call 04/01/15)[a]	18,950	20,347,563
11.50%, 07/15/18 (Call 07/15/15)[a]	11,570	12,611,300
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[b]	20,740	21,258,500

		442,108,314

Security	Principal (000s)	Value
STORAGE & WAREHOUSING — 0.20%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 10/15/15)[a,b]	$24,500	$24,561,250
10.75%, 10/15/19 (Call 10/15/16)[a,b]	12,550	10,793,000

		35,354,250
TELECOMMUNICATIONS — 13.73%
Alcatel-Lucent USA Inc.
4.63%, 07/01/17[a,b]	16,200	16,767,000
6.75%, 11/15/20 (Call 11/15/16)[a,b]	20,522	22,009,845
8.88%, 01/01/20 (Call 07/01/16)[a,b]	9,960	11,005,800
Altice Financing SA
6.50%, 01/15/22 (Call 12/15/16)[b]	17,500	18,156,250
6.63%, 02/15/23[b]	17,495	18,216,669
7.88%, 12/15/19 (Call 12/15/15)[b]	10,800	11,502,000
Altice Finco SA
8.13%, 01/15/24 (Call 12/15/18)[a,b]	9,550	10,099,125
9.88%, 12/15/20 (Call 12/15/16)[b]	7,750	8,621,875
Altice SA
7.63%, 02/15/25 (Call 02/15/20)[b]	17,210	17,769,325
7.75%, 05/15/22 (Call 05/15/17)[a,b]	65,070	67,347,450
Avaya Inc.
7.00%, 04/01/19 (Call 04/01/15)[a,b]	19,816	20,014,160
10.50%, 03/01/21 (Call 03/01/17)[a,b]	27,845	24,225,150
CenturyLink Inc.
5.80%, 03/15/22[a]	33,109	35,261,085
6.00%, 04/01/17[a]	8,600	9,223,500
6.45%, 06/15/21	26,650	29,434,658
Series V
5.63%, 04/01/20[a]	21,505	23,010,350

128	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Series W
6.75%, 12/01/23[a]	$14,650	$16,517,875
Cincinnati Bell Inc.
8.38%, 10/15/20 (Call 10/15/15)[a]	13,944	14,815,500
8.75%, 03/15/18 (Call 03/30/15)[a]	2,149	2,197,353
CommScope Inc.
5.00%, 06/15/21 (Call 06/15/17)[b]	13,150	13,248,625
5.50%, 06/15/24 (Call 06/15/19)[b]	15,355	15,508,550
Embarq Corp.
7.08%, 06/01/16	25,640	27,290,531
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)	16,200	16,645,500
6.88%, 01/15/25 (Call 10/15/24)	18,225	18,270,562
7.13%, 03/15/19[a]	8,200	8,938,000
7.13%, 01/15/23	17,240	17,994,250
7.63%, 04/15/24[a]	16,550	17,708,500
8.13%, 10/01/18[a]	12,905	14,582,650
8.25%, 04/15/17[a]	10,770	11,968,163
8.50%, 04/15/20[a]	23,680	26,876,800
8.75%, 04/15/22	10,110	11,548,148
9.25%, 07/01/21	9,650	11,266,375
Hughes Satellite Systems Corp.
6.50%, 06/15/19	19,977	21,874,863
7.63%, 06/15/21	18,165	20,163,577
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 05/15/17)[a,b]	20,975	21,263,406
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)[a]	41,885	39,371,900
6.63%, 12/15/22 (Call 12/15/17)	27,050	26,373,750
7.25%, 04/01/19 (Call 04/01/15)[a]	26,463	27,521,520
7.25%, 10/15/20 (Call 10/15/15)	44,820	46,612,800
7.50%, 04/01/21 (Call 04/01/16)[a]	24,565	25,793,250

Security	Principal (000s)	Value
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/15)[a]	$10,050	$9,880,406
7.75%, 06/01/21 (Call 06/01/17)[a]	40,325	37,351,031
8.13%, 06/01/23 (Call 06/01/18)[a]	22,500	20,896,875
Koninklijke KPN NV
7.00%, 03/28/73 (Call 03/28/23)[b,c]	14,150	15,352,750
Level 3 Communications Inc.
5.75%, 12/01/22 (Call 12/01/17)	13,000	13,390,000
Level 3 Financing Inc.
5.38%, 08/15/22 (Call 08/15/17)	21,350	22,097,250
5.63%, 02/01/23 (Call 02/01/18)[b]	9,730	10,070,550
6.13%, 01/15/21 (Call 11/15/16)	15,925	16,780,969
7.00%, 06/01/20 (Call 06/01/16)[a]	16,500	17,737,500
8.13%, 07/01/19 (Call 07/01/15)	21,850	23,133,687
8.63%, 07/15/20 (Call 01/15/16)	19,345	21,134,412
9.38%, 04/01/19 (Call 04/01/15)[a]	7,912	8,327,380
Millicom International Cellular SA
4.75%, 05/22/20 (Call 05/22/17)[b]	10,378	10,196,385
6.63%, 10/15/21 (Call 10/15/17)[b]	16,160	17,210,400
Nokia OYJ
5.38%, 05/15/19[a]	20,650	22,715,000
PAETEC Holding Corp.
9.88%, 12/01/18 (Call 03/30/15)	6,135	6,472,425
SBA Communications Corp.
4.88%, 07/15/22 (Call 07/15/17)[b]	17,492	17,497,248
5.63%, 10/01/19 (Call 10/01/16)	9,550	10,027,500

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)	$14,157	$14,900,243
SoftBank Corp.
4.50%, 04/15/20[a,b]	49,710	50,269,237
Sprint Communications Inc.
6.00%, 12/01/16[a]	40,850	42,943,562
6.00%, 11/15/22[a]	44,800	43,008,000
7.00%, 03/01/20[b]	19,250	21,242,575
7.00%, 08/15/20[a]	31,200	31,949,508
8.38%, 08/15/17[a]	27,620	30,382,000
9.00%, 11/15/18[b]	65,120	75,864,800
9.13%, 03/01/17	20,650	22,818,250
11.50%, 11/15/21	19,014	23,482,290
Sprint Corp.
7.13%, 06/15/24	50,650	50,396,750
7.25%, 09/15/21	48,900	50,061,375
7.63%, 02/15/25 (Call 11/15/24)	17,000	17,212,500
7.88%, 09/15/23	86,951	90,211,662
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 09/01/15)[a]	10,550	10,958,813
6.00%, 03/01/23 (Call 09/01/18)	24,830	25,897,938
6.13%, 01/15/22 (Call 01/15/18)	18,000	18,900,000
6.25%, 04/01/21 (Call 04/01/17)	36,550	38,377,500
6.38%, 03/01/25 (Call 09/01/19)[a]	34,070	35,688,325
6.46%, 04/28/19 (Call 04/28/15)	25,800	26,799,750
6.50%, 01/15/24 (Call 01/15/19)	22,175	23,505,500
6.54%, 04/28/20 (Call 04/28/16)[a]	27,075	28,780,996
6.63%, 11/15/20 (Call 11/15/15)[a]	22,920	24,209,250
6.63%, 04/28/21 (Call 04/28/17)	26,175	27,843,656
6.63%, 04/01/23 (Call 04/01/18)[a]	36,833	39,181,104

Security	Principal (000s)	Value
6.73%, 04/28/22 (Call 04/28/17)[a]	$29,079	$31,099,700
6.84%, 04/28/23 (Call 04/28/18)[a]	15,105	16,200,113
Telecom Italia Capital SA
7.00%, 06/04/18	23,840	26,879,600
7.18%, 06/18/19	23,440	27,014,600
Telecom Italia SpA
5.30%, 05/30/24[b]	29,300	30,911,500
UPCB Finance III Ltd.
6.63%, 07/01/20 (Call 07/01/15)[b]	18,200	18,996,714
UPCB Finance V Ltd.
7.25%, 11/15/21 (Call 11/15/16)[b]	15,720	17,213,400
UPCB Finance VI Ltd.
6.88%, 01/15/22 (Call 01/15/17)[b]	16,260	17,703,075
Virgin Media Finance PLC
5.75%, 01/15/25 (Call 01/15/20)[b]	12,205	12,906,788
6.00%, 10/15/24 (Call 10/15/19)[a,b]	9,400	10,093,250
6.38%, 04/15/23 (Call 04/15/18)[a,b]	10,850	11,690,875
Virgin Media Secured Finance PLC
5.25%, 01/15/21	7,200	7,722,000
5.38%, 04/15/21 (Call 04/15/17)[b]	22,250	23,696,250
5.50%, 01/15/25 (Call 01/15/19)[a,b]	7,450	7,897,000
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[a,b]	21,443	20,906,925
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 07/15/16)[b]	37,000	37,370,000
6.50%, 04/30/20 (Call 04/30/16)[b]	14,242	15,078,718
7.38%, 04/23/21 (Call 04/23/17)[b]	60,050	62,452,000

130	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ HIGH YIELD CORPORATE BOND ETF

February 28, 2015

Security	Principal or Shares (000s)	Value
Windstream Corp.
6.38%, 08/01/23 (Call 02/01/18)	$14,650	$13,441,375
7.50%, 06/01/22 (Call 06/01/17)[a]	12,450	12,412,526
7.50%, 04/01/23 (Call 04/01/16)	12,550	12,330,375
7.75%, 10/15/20 (Call 10/15/15)[a]	12,465	12,916,233
7.75%, 10/01/21 (Call 10/01/16)[a]	21,950	22,238,094
7.88%, 11/01/17[a]	21,777	23,573,602

		2,474,918,755
TRANSPORTATION — 0.29%
CHC Helicopter SA
9.25%, 10/15/20 (Call 10/15/15)[a]	23,570	22,096,969
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[a,b]	18,081	18,623,430
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 01/15/17)[a,b]	12,850	12,014,750

		52,735,149

TOTAL CORPORATE BONDS & NOTES (Cost: $17,646,309,367)		17,608,640,517

SHORT-TERM INVESTMENTS — 13.84%

MONEY MARKET FUNDS — 13.84%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,e,f]	2,172,704	2,172,703,901
BlackRock Cash Funds: Prime, SL Agency Shares
0.15%[d,e,f]	176,888	176,888,378

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	145,145	$145,144,875

		2,494,737,154

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,494,737,154)		2,494,737,154

TOTAL INVESTMENTS IN SECURITIES — 111.55%		20,103,377,671
(Cost: $20,141,046,521)
Other Assets, Less Liabilities — (11.55)%		(2,082,198,285)

NET ASSETS — 100.00%		$18,021,179,386

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	131

Schedule of Investments

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.50%

ADVERTISING — 0.28%
Omnicom Group Inc.
3.63%, 05/01/22	$11,114	$11,644,553
3.65%, 11/01/24 (Call 08/01/24)	10,333	10,630,702
4.45%, 08/15/20	14,195	15,599,442
WPP Finance 2010
3.75%, 09/19/24[a]	7,475	7,789,482
4.75%, 11/21/21	13,710	15,372,222

		61,036,401
AEROSPACE & DEFENSE — 1.38%
Boeing Co. (The)
4.88%, 02/15/20[a]	4,277	4,883,012
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	16,580	16,153,561
L-3 Communications Corp.
4.75%, 07/15/20	8,343	9,005,069
5.20%, 10/15/19	12,215	13,539,096
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)	10,000	10,057,032
3.35%, 09/15/21	20,363	21,489,302
3.80%, 03/01/45 (Call 09/01/44)	10,000	9,922,161
4.07%, 12/15/42	10,000	10,363,251
4.25%, 11/15/19	5,147	5,646,719
Northrop Grumman Corp.
1.75%, 06/01/18	5,097	5,102,607
3.25%, 08/01/23	15,645	16,018,279
4.75%, 06/01/43	14,853	16,671,092
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	4,069	4,045,342
3.13%, 10/15/20[a]	22,677	23,659,690
United Technologies Corp.
3.10%, 06/01/22[a]	32,348	33,702,213
4.50%, 04/15/20	12,015	13,440,965
4.50%, 06/01/42	48,404	53,599,255
5.70%, 04/15/40[a]	8,412	10,795,740
6.13%, 02/01/19	7,388	8,598,080

Security	Principal (000s)	Value
6.13%, 07/15/38	$13,936	$18,481,176

		305,173,642
AGRICULTURE — 1.57%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	14,250	14,486,973
2.85%, 08/09/22	9,352	9,326,736
4.00%, 01/31/24[a]	16,237	17,362,671
4.25%, 08/09/42	12,183	12,230,171
4.75%, 05/05/21	18,703	20,906,550
5.38%, 01/31/44	20,673	24,293,274
9.25%, 08/06/19	10,227	13,170,688
9.70%, 11/10/18	20,589	26,059,086
Archer-Daniels-Midland Co.
4.48%, 03/01/21	9,455	10,496,412
Lorillard Tobacco Co.
6.88%, 05/01/20[a]	10,651	12,644,310
8.13%, 06/23/19	5,724	6,976,996
Philip Morris International Inc.
1.88%, 01/15/19	9,100	9,150,783
2.50%, 08/22/22	11,063	10,986,277
2.90%, 11/15/21	11,041	11,320,026
3.25%, 11/10/24	8,700	8,986,722
3.88%, 08/21/42	8,331	8,256,200
4.13%, 03/04/43	9,645	9,906,446
4.25%, 11/10/44	10,250	10,790,966
4.38%, 11/15/41	9,184	9,762,447
4.50%, 03/26/20	9,614	10,730,776
4.88%, 11/15/43[a]	8,300	9,529,603
5.65%, 05/16/18	21,306	24,082,421
6.38%, 05/16/38	19,746	26,416,736
Reynolds American Inc.
3.25%, 11/01/22	9,349	9,311,741
4.75%, 11/01/42[a]	18,045	18,086,402

		345,271,413
AUTO MANUFACTURERS — 0.94%
American Honda Finance Corp.
2.13%, 10/10/18[a]	13,290	13,498,733
2.25%, 08/15/19	7,500	7,616,851
Daimler Finance North America LLC
8.50%, 01/18/31	16,994	26,493,716

132	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Ford Motor Co.
4.75%, 01/15/43[a]	$23,493	$25,639,555
7.45%, 07/16/31	29,512	41,035,846
Ford Motor Credit Co. LLC
3.22%, 01/09/22	5,000	5,135,900
Toyota Motor Credit Corp.
2.00%, 10/24/18	18,660	18,951,096
2.10%, 01/17/19	8,832	8,954,765
2.13%, 07/18/19[a]	9,010	9,122,625
3.30%, 01/12/22[a]	22,055	23,372,680
3.40%, 09/15/21	16,672	17,773,426
4.25%, 01/11/21	4,000	4,431,407
Series B
4.50%, 06/17/20[a]	5,604	6,261,648

		208,288,248
AUTO PARTS & EQUIPMENT — 0.01%
Delphi Corp.
5.00%, 02/15/23 (Call 02/15/18)	2,246	2,420,065

		2,420,065
BANKS — 26.58%
Abbey National Treasury Services PLC/London
2.35%, 09/10/19[a]	20,228	20,436,925
3.05%, 08/23/18	8,919	9,270,346
4.00%, 03/13/24[a]	9,190	9,889,719
Australia & New Zealand Banking Group Ltd./New York NY
1.45%, 05/15/18	7,905	7,865,013
2.25%, 06/13/19	15,000	15,128,094
Bank of America Corp.
2.00%, 01/11/18[a]	13,045	13,098,674
2.60%, 01/15/19[a]	40,014	40,720,023
2.65%, 04/01/19[a]	27,655	28,147,505
3.30%, 01/11/23[a]	37,822	38,310,736
4.00%, 04/01/24[a]	36,072	38,174,980
4.00%, 01/22/25	18,400	18,542,438
4.10%, 07/24/23[a]	33,850	36,112,707
4.13%, 01/22/24	22,391	23,894,130
4.20%, 08/26/24[a]	29,724	30,793,199
4.25%, 10/22/26[a]	21,000	21,534,257
4.88%, 04/01/44	11,183	12,681,691

Security	Principal (000s)	Value
5.00%, 05/13/21	$15,150	$17,030,400
5.00%, 01/21/44[a]	19,200	22,084,188
5.63%, 07/01/20	30,935	35,580,725
5.65%, 05/01/18	33,790	37,573,108
5.70%, 01/24/22	30,104	35,169,820
5.88%, 01/05/21	14,675	17,157,529
5.88%, 02/07/42	13,774	17,643,758
6.11%, 01/29/37	21,502	26,323,516
6.88%, 04/25/18	43,445	49,813,702
6.88%, 11/15/18[a]	12,113	14,074,038
7.63%, 06/01/19[a]	20,475	24,764,396
7.75%, 05/14/38	26,952	38,878,667
Bank of America N.A.
6.00%, 10/15/36[a]	9,305	11,798,624
Bank of Montreal
1.45%, 04/09/18 (Call 03/09/18)	12,032	11,973,616
2.38%, 01/25/19 (Call 12/25/18)	20,750	21,102,128
2.55%, 11/06/22 (Call 10/06/22)	9,000	8,957,878
Bank of New York Mellon Corp. (The)
2.10%, 01/15/19 (Call 12/15/18)[a]	7,668	7,747,215
2.20%, 05/15/19 (Call 04/15/19)[a]	7,941	8,029,310
2.30%, 09/11/19 (Call 08/11/19)[a]	14,185	14,393,979
3.00%, 02/24/25[a]	4,160	4,198,112
3.55%, 09/23/21 (Call 08/23/21)	17,280	18,374,119
3.65%, 02/04/24 (Call 01/05/24)[a]	6,000	6,383,944
Series G
2.15%, 02/24/20 (Call 01/24/20)	10,000	10,030,776
Bank of Nova Scotia (The)
1.45%, 04/25/18[a]	25,053	24,858,839
2.05%, 10/30/18	20,788	20,942,436
2.05%, 06/05/19	25,195	25,204,743
2.80%, 07/21/21	3,000	3,051,750
4.38%, 01/13/21	3,424	3,783,349

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Barclays Bank PLC
2.50%, 02/20/19	$21,016	$21,439,082
3.75%, 05/15/24	31,700	33,526,459
5.13%, 01/08/20[a]	10,705	12,123,342
5.14%, 10/14/20[a]	17,734	19,663,814
6.75%, 05/22/19	22,664	26,866,493
Barclays PLC
2.75%, 11/08/19	13,800	13,985,156
4.38%, 09/11/24[a]	16,935	17,218,721
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	10,000	10,138,970
BNP Paribas SA
2.40%, 12/12/18	16,895	17,196,084
2.45%, 03/17/19[a]	8,000	8,165,257
2.70%, 08/20/18[a]	8,205	8,440,134
3.25%, 03/03/23	12,925	13,282,973
4.25%, 10/15/24[a]	10,000	10,368,128
5.00%, 01/15/21	38,740	44,106,571
BPCE SA
2.25%, 01/27/20	11,500	11,531,963
2.50%, 12/10/18	24,750	25,231,058
2.50%, 07/15/19	4,250	4,321,666
4.00%, 04/15/24	11,450	12,294,393
Branch Banking & Trust Co.
2.30%, 10/15/18 (Call 09/15/18)	15,500	15,818,489
3.80%, 10/30/26 (Call 09/30/26)[a]	7,300	7,710,651
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	8,383	8,459,571
3.20%, 02/05/25 (Call 01/05/25)	8,000	7,877,304
3.75%, 04/24/24 (Call 03/24/24)[a]	19,360	20,077,820
4.75%, 07/15/21	11,047	12,302,121
Capital One N.A./Mclean VA
2.40%, 09/05/19 (Call 08/15/19)	11,775	11,796,193
2.95%, 07/23/21	14,740	14,936,298
Citigroup Inc.
1.75%, 05/01/18	12,659	12,599,125
2.40%, 02/18/20	9,355	9,327,888

Security	Principal (000s)	Value
2.50%, 09/26/18	$13,869	$14,096,106
2.50%, 07/29/19	23,441	23,657,963
2.55%, 04/08/19[a]	17,860	18,119,984
3.38%, 03/01/23	19,148	19,529,637
3.50%, 05/15/23[a]	26,089	25,973,530
3.75%, 06/16/24[a]	21,206	22,039,877
3.88%, 10/25/23	17,955	18,835,217
4.00%, 08/05/24	13,000	13,258,885
4.05%, 07/30/22	11,575	12,071,055
4.30%, 11/20/26[a]	8,000	8,221,402
4.50%, 01/14/22	37,927	41,639,500
5.30%, 05/06/44	10,670	11,974,795
5.38%, 08/09/20[a]	26,766	30,469,815
5.50%, 09/13/25	20,561	23,267,621
5.88%, 02/22/33	6,293	7,292,795
5.88%, 01/30/42	17,675	22,689,571
6.00%, 10/31/33	3,000	3,534,449
6.13%, 05/15/18	26,443	29,864,433
6.13%, 08/25/36[a]	21,520	25,979,327
6.63%, 06/15/32	7,600	9,469,967
6.68%, 09/13/43	7,500	9,912,998
6.88%, 03/05/38[a]	5,584	7,729,016
8.13%, 07/15/39	31,340	48,605,783
8.50%, 05/22/19	26,659	33,281,591
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	25,750	26,088,561
2.30%, 09/06/19	15,000	15,118,704
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
2.25%, 01/14/19	21,250	21,466,759
3.88%, 02/08/22	39,691	42,850,332
3.95%, 11/09/22[a]	19,000	19,704,984
4.50%, 01/11/21[a]	15,685	17,412,071
4.63%, 12/01/23[a]	24,600	26,732,889
5.25%, 05/24/41	19,165	23,308,462
5.75%, 12/01/43[a]	10,620	13,149,686
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
1.70%, 03/19/18[a]	18,900	18,960,695
2.25%, 01/14/20	4,000	4,010,525

134	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Credit Suisse/New York NY
2.30%, 05/28/19[a]	$29,570	$29,843,706
3.00%, 10/29/21	15,233	15,499,836
3.63%, 09/09/24	51,250	53,202,645
4.38%, 08/05/20	12,880	14,147,018
5.30%, 08/13/19[a]	14,252	16,150,251
5.40%, 01/14/20	16,667	18,746,608
6.00%, 02/15/18	12,258	13,637,025
Deutsche Bank AG/London
2.50%, 02/13/19[a]	23,478	23,922,450
3.70%, 05/30/24[a]	30,150	31,591,731
Discover Bank/Greenwood DE
3.20%, 08/09/21 (Call 07/09/21)	4,870	4,999,958
4.20%, 08/08/23	14,235	15,243,342
Fifth Third Bancorp
4.30%, 01/16/24 (Call 12/16/23)[a]	9,335	9,958,493
8.25%, 03/01/38	8,773	13,172,810
Fifth Third Bank/Cincinnati OH
2.38%, 04/25/19 (Call 03/25/19)	10,250	10,367,726
2.88%, 10/01/21 (Call 09/01/21)	7,000	7,119,034
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	16,342	16,614,103
2.55%, 10/23/19[a]	29,150	29,507,883
2.60%, 04/23/20 (Call 03/23/20)	15,500	15,571,920
2.63%, 01/31/19[a]	20,744	21,130,581
2.90%, 07/19/18	35,099	36,162,082
3.50%, 01/23/25 (Call 10/23/24)[a]	20,000	20,253,962
3.63%, 01/22/23	22,753	23,587,225
3.85%, 07/08/24 (Call 04/08/24)	32,191	33,675,855
4.00%, 03/03/24	37,262	39,364,151
4.80%, 07/08/44 (Call 01/08/44)	27,013	29,967,650
5.25%, 07/27/21	39,970	45,411,480
5.38%, 03/15/20	22,037	25,001,345
5.75%, 01/24/22[a]	39,588	46,307,671
5.95%, 01/18/18	19,331	21,531,532

Security	Principal (000s)	Value
5.95%, 01/15/27[a]	$5,951	$7,008,753
6.00%, 06/15/20[a]	15,695	18,307,182
6.13%, 02/15/33[a]	16,982	21,469,454
6.15%, 04/01/18	32,280	36,331,992
6.25%, 02/01/41	28,872	38,164,658
6.45%, 05/01/36	14,059	17,487,613
6.75%, 10/01/37	65,033	84,088,098
7.50%, 02/15/19	23,825	28,462,303
HSBC Bank USA N.A./New York NY
4.88%, 08/24/20	8,510	9,449,244
5.63%, 08/15/35	1,493	1,829,768
5.88%, 11/01/34	4,000	5,064,230
HSBC Holdings PLC
4.00%, 03/30/22	27,723	29,948,880
4.25%, 03/14/24	15,900	16,736,472
4.88%, 01/14/22	14,395	16,254,648
5.10%, 04/05/21[a]	31,334	35,564,112
5.25%, 03/14/44	22,155	25,134,152
6.10%, 01/14/42	9,093	12,204,977
6.50%, 05/02/36	24,425	31,280,990
6.50%, 09/15/37	27,854	35,840,923
6.80%, 06/01/38	18,610	24,750,061
HSBC USA Inc.
1.63%, 01/16/18	14,295	14,292,372
2.25%, 06/23/19[a]	19,500	19,605,413
2.35%, 03/05/20	5,785	5,797,588
2.38%, 11/13/19[a]	14,600	14,684,846
2.63%, 09/24/18	3,413	3,500,243
3.50%, 06/23/24	10,500	10,977,542
5.00%, 09/27/20	3,490	3,861,116
Intesa Sanpaolo SpA
3.88%, 01/16/18[a]	12,890	13,450,915
3.88%, 01/15/19	15,150	15,900,251
5.25%, 01/12/24	8,825	9,945,289
JPMorgan Chase & Co.
1.63%, 05/15/18[a]	19,246	19,185,947
2.20%, 10/22/19	28,000	28,028,630
2.25%, 01/23/20 (Call 12/23/19)	18,700	18,613,973
2.35%, 01/28/19[a]	16,500	16,764,876
3.13%, 01/23/25 (Call 10/23/24)[a]	17,500	17,337,532
3.20%, 01/25/23[a]	35,608	36,257,725

SCHEDULES OF INVESTMENTS	135

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.25%, 09/23/22	$36,661	$37,567,322
3.38%, 05/01/23[a]	26,061	26,011,510
3.63%, 05/13/24[a]	13,135	13,615,937
3.88%, 02/01/24[a]	14,046	14,848,302
3.88%, 09/10/24	32,775	33,406,322
4.13%, 12/15/26[a]	17,650	18,152,986
4.25%, 10/15/20	23,225	25,463,107
4.35%, 08/15/21	25,652	28,004,365
4.40%, 07/22/20[a]	19,783	21,698,566
4.50%, 01/24/22	38,330	42,342,952
4.63%, 05/10/21	25,242	27,997,962
4.85%, 02/01/44[a]	20,823	23,900,970
4.95%, 03/25/20[a]	9,793	10,968,846
5.40%, 01/06/42	12,465	15,052,001
5.50%, 10/15/40	17,798	21,486,409
5.60%, 07/15/41	17,440	21,531,448
5.63%, 08/16/43	17,367	20,752,830
6.00%, 01/15/18[a]	29,877	33,434,748
6.30%, 04/23/19	39,708	46,171,037
6.40%, 05/15/38	24,184	32,326,695
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	5,000	5,006,713
2.50%, 12/15/19	8,500	8,627,581
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	6,053	6,128,737
5.10%, 03/24/21[a]	9,901	11,237,838
Lloyds Bank PLC
2.30%, 11/27/18	12,530	12,746,254
2.35%, 09/05/19[a]	16,876	17,065,948
6.38%, 01/21/21	12,105	14,600,468
Lloyds Banking Group PLC
4.50%, 11/04/24	10,500	10,993,232
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	10,000	9,963,683
2.30%, 01/30/19 (Call 12/30/18)	2,600	2,639,388
2.90%, 02/06/25 (Call 01/06/25)	10,000	9,870,722
Morgan Stanley
2.13%, 04/25/18	21,692	21,856,992
2.38%, 07/23/19[a]	31,560	31,733,261

Security	Principal (000s)	Value
2.50%, 01/24/19[a]	$32,505	$32,957,437
2.65%, 01/27/20	26,700	26,990,496
3.70%, 10/23/24[a]	31,950	33,091,941
3.75%, 02/25/23	32,656	34,219,148
4.10%, 05/22/23	21,791	22,482,348
4.30%, 01/27/45	28,000	28,644,336
4.35%, 09/08/26	31,704	33,039,842
4.88%, 11/01/22	21,020	22,862,521
5.00%, 11/24/25	28,962	31,901,655
5.50%, 01/26/20	24,306	27,593,501
5.50%, 07/24/20[a]	15,841	18,093,625
5.50%, 07/28/21	21,728	25,257,620
5.63%, 09/23/19	41,677	47,331,081
5.75%, 01/25/21	33,534	38,966,813
6.38%, 07/24/42[a]	31,399	41,791,746
6.63%, 04/01/18	34,862	39,670,666
7.25%, 04/01/32	4,612	6,392,192
7.30%, 05/13/19	30,910	36,902,639
Series F
3.88%, 04/29/24	25,612	26,843,402
MUFG Union Bank N.A.
2.63%, 09/26/18 (Call 08/26/18)	18,935	19,423,052
National Australia Bank Ltd./New York
2.30%, 07/25/18	7,500	7,637,190
3.00%, 01/20/23[a]	12,939	13,128,787
Northern Trust Corp.
3.95%, 10/30/25	8,500	9,035,752
PNC Bank N.A.
2.20%, 01/28/19 (Call 12/29/18)[b]	17,525	17,763,373
2.25%, 07/02/19 (Call 06/02/19)[b]	5,250	5,312,525
2.40%, 10/18/19 (Call 09/18/19)[b]	2,250	2,277,362
2.70%, 11/01/22 (Call 10/01/22)[b]	25,550	25,260,973
2.95%, 01/30/23 (Call 12/30/22)[b]	5,800	5,821,332
3.80%, 07/25/23 (Call 06/25/23)[a,b]	19,928	21,071,548

136	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24 (Call 03/29/24)[b]	$10,470	$10,921,578
PNC Funding Corp.
3.30%, 03/08/22 (Call 02/06/22)[a,b]	8,069	8,389,061
4.38%, 08/11/20[b]	3,773	4,161,212
5.13%, 02/08/20[b]	3,965	4,494,168
Regions Bank/Birmingham AL
7.50%, 05/15/18	650	753,177
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)	16,019	15,914,877
Royal Bank of Canada
1.50%, 01/16/18	6,500	6,510,665
2.15%, 03/15/19[a]	8,909	8,985,976
2.20%, 07/27/18	24,853	25,330,051
Royal Bank of Scotland Group PLC
6.40%, 10/21/19[a]	16,912	19,749,303
Royal Bank of Scotland PLC (The)
5.63%, 08/24/20[a]	6,444	7,458,164
6.13%, 01/11/21	14,899	17,803,588
Societe Generale SA
2.63%, 10/01/18[a]	10,500	10,726,426
State Street Corp.
3.10%, 05/15/23[a]	15,207	15,304,021
3.30%, 12/16/24	8,810	9,095,872
3.70%, 11/20/23[a]	8,680	9,251,233
4.38%, 03/07/21	7,765	8,546,559
Sumitomo Mitsui Banking Corp.
2.25%, 07/11/19[a]	9,000	9,008,987
2.45%, 01/10/19	11,335	11,466,375
2.45%, 01/16/20	15,950	16,073,829
3.20%, 07/18/22	6,949	7,063,477
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	5,084	5,146,176
2.50%, 05/01/19 (Call 04/01/19)	5,000	5,051,660
Svenska Handelsbanken AB
1.63%, 03/21/18[a]	14,050	14,055,751

Security	Principal (000s)	Value
2.25%, 06/17/19	$6,250	$6,303,188
2.50%, 01/25/19[a]	22,375	22,856,884
Toronto-Dominion Bank (The)
1.40%, 04/30/18	16,665	16,627,539
2.13%, 07/02/19	16,575	16,785,504
2.25%, 11/05/19	15,599	15,770,592
2.63%, 09/10/18[a]	16,282	16,788,354
U.S. Bancorp/MN
1.95%, 11/15/18 (Call 10/15/18)	17,505	17,699,523
2.20%, 04/25/19 (Call 03/25/19)[a]	20,960	21,229,556
2.95%, 07/15/22 (Call 06/15/22)[a]	16,297	16,413,408
3.00%, 03/15/22 (Call 02/15/22)	8,087	8,336,017
3.70%, 01/30/24 (Call 12/29/23)[a]	5,000	5,357,737
4.13%, 05/24/21 (Call 04/23/21)	12,649	13,923,125
Series F
3.60%, 09/11/24 (Call 08/11/24)[a]	10,000	10,355,902
U.S. Bank N.A./Cincinnati OH
2.13%, 10/28/19 (Call 09/28/19)[a]	20,235	20,407,091
2.80%, 01/27/25 (Call 12/27/24)	10,950	10,972,345
UBS AG/Stamford CT
2.38%, 08/14/19[a]	32,500	32,865,755
4.88%, 08/04/20	21,775	24,615,795
5.75%, 04/25/18	17,586	19,735,257
Wachovia Corp.
5.50%, 08/01/35	12,398	14,631,589
5.75%, 02/01/18	15,083	16,855,248
Wells Fargo & Co.
2.13%, 04/22/19[a]	13,725	13,829,208
2.15%, 01/15/19[a]	12,963	13,082,820
3.00%, 01/22/21	17,710	18,257,687
3.00%, 02/19/25	12,685	12,624,471
3.30%, 09/09/24[a]	29,006	29,782,169
3.50%, 03/08/22	36,300	38,327,678
4.10%, 06/03/26[a]	33,198	34,790,120
4.13%, 08/15/23[a]	13,669	14,555,086

SCHEDULES OF INVESTMENTS	137

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.60%, 04/01/21	$21,004	$23,445,263
4.65%, 11/04/44	21,010	22,529,405
5.38%, 02/07/35	924	1,115,278
5.38%, 11/02/43	22,149	26,097,803
5.61%, 01/15/44	35,911	43,984,594
Series M
3.45%, 02/13/23	36,108	36,822,223
Series N
2.15%, 01/30/20	14,245	14,238,060
Wells Fargo Bank N.A.
5.85%, 02/01/37	10,000	12,896,160
6.60%, 01/15/38	18,634	26,276,064
Westpac Banking Corp.
1.60%, 01/12/18[a]	4,000	3,998,708
2.25%, 07/30/18	5,845	5,950,953
2.25%, 01/17/19[a]	19,024	19,285,437
4.88%, 11/19/19	18,910	21,180,741

		5,859,755,210
BEVERAGES — 2.55%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18[a]	12,395	12,359,610
2.15%, 02/01/19[a]	19,563	19,841,828
2.63%, 01/17/23	18,668	18,451,894
3.70%, 02/01/24[a]	17,826	18,869,076
4.00%, 01/17/43[a]	11,567	11,397,678
4.63%, 02/01/44	12,200	13,186,691
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	23,147	22,821,498
3.75%, 07/15/42	12,642	11,993,999
5.00%, 04/15/20	11,712	13,277,817
5.38%, 01/15/20	30,387	34,885,279
6.88%, 11/15/19	12,027	14,550,403
7.75%, 01/15/19[a]	21,153	25,570,131
8.20%, 01/15/39	8,984	13,892,742
Bottling Group LLC
5.13%, 01/15/19	6,332	7,106,312
Coca-Cola Co. (The)
1.15%, 04/01/18[a]	16,790	16,715,642
1.65%, 03/14/18[a]	9,794	9,927,936
1.65%, 11/01/18[a]	18,860	18,990,704
2.45%, 11/01/20[a]	14,763	15,139,858

Security	Principal (000s)	Value
2.50%, 04/01/23[a]	$4,250	$4,249,065
3.15%, 11/15/20	11,206	11,864,207
3.20%, 11/01/23	27,425	28,856,061
3.30%, 09/01/21	8,653	9,204,854
4.88%, 03/15/19[a]	6,800	7,647,086
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	21,952	21,701,859
Diageo Investment Corp.
2.88%, 05/11/22	10,404	10,538,773
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29	9,465	13,004,816
PepsiCo Inc.
2.25%, 01/07/19 (Call 12/07/18)	4,600	4,708,316
2.75%, 03/05/22	10,144	10,332,737
2.75%, 03/01/23	13,592	13,704,169
3.00%, 08/25/21[a]	5,596	5,814,848
3.13%, 11/01/20[a]	11,349	11,905,971
3.60%, 03/01/24 (Call 12/01/23)[a]	16,000	17,040,627
4.00%, 03/05/42	9,023	9,085,482
4.50%, 01/15/20[a]	15,840	17,705,348
4.88%, 11/01/40	13,256	15,012,819
5.00%, 06/01/18	15,919	17,668,597
5.50%, 01/15/40	11,811	14,442,990
7.90%, 11/01/18	15,940	19,451,222

		562,918,945
BIOTECHNOLOGY — 1.65%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	15,665	15,778,324
3.45%, 10/01/20	9,610	10,140,185
3.63%, 05/15/22 (Call 02/15/22)	12,509	13,195,354
3.63%, 05/22/24 (Call 02/22/24)[a]	16,400	17,080,985
3.88%, 11/15/21 (Call 08/15/21)	17,448	18,676,214
4.10%, 06/15/21 (Call 03/15/21)	18,321	19,873,789
5.15%, 11/15/41 (Call 05/15/41)	23,627	27,178,554

138	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.38%, 05/15/43 (Call 11/15/42)	$16,032	$19,136,659
5.65%, 06/15/42 (Call 12/15/41)	9,758	11,934,129
5.70%, 02/01/19	7,694	8,757,471
6.38%, 06/01/37	11,234	14,511,553
6.40%, 02/01/39	13,422	17,265,371
Celgene Corp.
3.25%, 08/15/22	16,681	17,049,830
3.63%, 05/15/24 (Call 02/15/24)[a]	10,088	10,533,773
4.63%, 05/15/44 (Call 11/15/43)[a]	12,500	13,568,031
Gilead Sciences Inc.
2.35%, 02/01/20[a]	980	995,769
3.50%, 02/01/25 (Call 11/01/24)	12,922	13,559,171
3.70%, 04/01/24 (Call 01/01/24)	30,087	32,104,481
4.40%, 12/01/21 (Call 09/01/21)	9,649	10,782,606
4.50%, 04/01/21 (Call 01/01/21)[a]	4,634	5,164,826
4.50%, 02/01/45 (Call 08/01/44)	24,695	27,351,293
4.80%, 04/01/44 (Call 10/01/43)	20,345	23,200,170
5.65%, 12/01/41 (Call 06/01/41)	12,125	15,316,130

		363,154,668
CHEMICALS — 2.13%
CF Industries Inc.
3.45%, 06/01/23[a]	10,750	10,833,932
4.95%, 06/01/43[a]	10,116	10,720,821
5.15%, 03/15/34	6,255	6,906,915
5.38%, 03/15/44	9,204	10,367,270
6.88%, 05/01/18	11,300	12,892,359
7.13%, 05/01/20	2,310	2,773,932
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)[a]	5,552	5,577,842
3.50%, 10/01/24 (Call 07/01/24)	9,000	9,125,544

Security	Principal (000s)	Value
4.13%, 11/15/21 (Call 08/15/21)	$13,608	$14,703,414
4.25%, 11/15/20 (Call 08/15/20)	16,590	17,932,131
4.38%, 11/15/42 (Call 05/15/42)	14,250	14,170,833
5.25%, 11/15/41 (Call 05/15/41)	9,145	10,270,321
7.38%, 11/01/29	9,577	12,971,614
8.55%, 05/15/19	34,037	42,577,220
9.40%, 05/15/39	9,801	15,803,535
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	16,250	16,417,572
3.60%, 08/15/22 (Call 05/15/22)	6,538	6,763,479
3.80%, 03/15/25 (Call 12/15/24)	5,000	5,195,755
4.65%, 10/15/44 (Call 04/15/44)	6,205	6,490,249
Ecolab Inc.
4.35%, 12/08/21	16,400	17,900,910
5.50%, 12/08/41	7,698	9,215,149
EI du Pont de Nemours & Co.
2.80%, 02/15/23[a]	21,492	21,464,443
3.63%, 01/15/21[a]	17,574	18,712,502
4.15%, 02/15/43[a]	6,215	6,274,599
4.63%, 01/15/20	9,423	10,498,516
6.00%, 07/15/18	3,534	4,022,988
LYB International Finance BV
4.00%, 07/15/23	6,181	6,519,451
4.88%, 03/15/44 (Call 09/15/43)[a]	7,350	7,840,774
5.25%, 07/15/43	13,009	14,558,230
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	24,100	26,561,328
5.75%, 04/15/24 (Call 01/15/24)[a]	6,520	7,697,314
6.00%, 11/15/21 (Call 08/17/21)	14,911	17,553,587
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)[a]	5,444	5,659,243

SCHEDULES OF INVESTMENTS	139

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.40%, 07/15/44 (Call 01/15/44)	$16,000	$17,182,320
4.70%, 07/15/64 (Call 01/15/64)	5,860	6,428,420
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)	10,955	11,814,156
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)[a]	8,753	9,143,695
Rohm & Haas Co.
7.85%, 07/15/29	12,506	17,537,042

		469,079,405
COMMERCIAL SERVICES — 0.17%
Synchrony Financial
2.70%, 02/03/20	1,235	1,232,306
3.00%, 08/15/19 (Call 07/15/19)	13,500	13,715,621
3.75%, 08/15/21 (Call 06/15/21)	6,940	7,183,536
4.25%, 08/15/24 (Call 05/15/24)	15,045	15,757,921

		37,889,384
COMPUTERS — 2.83%
Apple Inc.
1.00%, 05/03/18	43,656	43,295,764
1.55%, 02/07/20	12,000	11,861,554
2.10%, 05/06/19[a]	23,360	23,839,866
2.15%, 02/09/22	5,000	4,938,372
2.40%, 05/03/23	63,055	62,468,324
2.50%, 02/09/25	16,455	16,141,953
2.85%, 05/06/21	33,153	34,452,770
3.45%, 05/06/24[a]	34,010	36,196,265
3.45%, 02/09/45	14,350	13,455,742
3.85%, 05/04/43	30,053	30,271,509
4.45%, 05/06/44[a]	17,050	18,931,682
EMC Corp./MA
1.88%, 06/01/18	18,806	18,928,625
2.65%, 06/01/20	28,030	28,536,659
3.38%, 06/01/23 (Call 03/01/23)[a]	10,589	10,709,558

Security	Principal (000s)	Value
Hewlett-Packard Co.
2.75%, 01/14/19[a]	$16,993	$17,369,935
3.75%, 12/01/20	13,266	13,937,200
4.30%, 06/01/21[a]	14,905	16,035,046
4.38%, 09/15/21[a]	14,775	15,958,785
4.65%, 12/09/21[a]	6,407	7,025,926
5.50%, 03/01/18	8,780	9,730,354
6.00%, 09/15/41	14,377	16,351,044
International Business Machines Corp.
1.25%, 02/08/18	1,970	1,969,926
1.63%, 05/15/20[a]	16,955	16,680,694
1.88%, 08/01/22	8,836	8,421,652
1.95%, 02/12/19[a]	8,140	8,232,702
3.38%, 08/01/23	18,125	18,843,557
3.63%, 02/12/24[a]	23,245	24,559,770
4.00%, 06/20/42	20,343	20,456,939
7.63%, 10/15/18	23,048	27,834,911
8.38%, 11/01/19	4,987	6,420,017
Seagate HDD Cayman
3.75%, 11/15/18	7,075	7,322,625
4.75%, 06/01/23[a]	22,250	23,676,872
4.75%, 01/01/25[c]	7,450	7,878,380

		622,734,978
COSMETICS & PERSONAL CARE — 0.29%
Procter & Gamble Co. (The)
1.60%, 11/15/18[a]	5,000	5,034,453
2.30%, 02/06/22	8,448	8,543,164
3.10%, 08/15/23[a]	14,834	15,523,720
4.70%, 02/15/19	8,277	9,292,774
5.55%, 03/05/37	19,347	25,650,288

		64,044,399
DIVERSIFIED FINANCIAL SERVICES — 4.78%
American Express Co.
1.55%, 05/22/18[a]	8,206	8,195,036
2.65%, 12/02/22	13,418	13,396,665
4.05%, 12/03/42	15,454	15,717,423
7.00%, 03/19/18	15,592	18,031,538
American Express Credit Corp.
2.13%, 07/27/18[a]	12,163	12,350,639
2.13%, 03/18/19	18,645	18,797,382
2.25%, 08/15/19	17,800	17,968,513

140	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Ameriprise Financial Inc.
4.00%, 10/15/23	$10,000	$10,762,424
5.30%, 03/15/20[a]	100	114,162
Associates Corp. of North America
6.95%, 11/01/18	2,825	3,296,550
Bear Stearns Companies LLC (The)
7.25%, 02/01/18	15,890	18,355,871
BP Capital Markets PLC
2.52%, 01/15/20[a]	16,275	16,537,013
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)	17,970	18,041,073
3.38%, 02/15/23	16,080	16,227,648
CME Group Inc./IL
3.00%, 09/15/22	1,547	1,594,611
5.30%, 09/15/43 (Call 03/15/43)	11,068	13,567,168
Ford Motor Credit Co. LLC
2.38%, 01/16/18	17,660	17,952,379
2.38%, 03/12/19[a]	13,150	13,311,087
2.60%, 11/04/19	2,000	2,025,400
2.88%, 10/01/18[a]	3,175	3,269,932
3.66%, 09/08/24[a]	8,200	8,451,740
4.25%, 09/20/22	12,995	14,079,438
4.38%, 08/06/23[a]	11,529	12,560,845
5.00%, 05/15/18[a]	17,691	19,327,985
5.75%, 02/01/21[a]	13,670	15,919,522
5.88%, 08/02/21	26,004	30,636,883
8.13%, 01/15/20	12,508	15,671,914
General Electric Capital Corp.
1.63%, 04/02/18[a]	16,760	16,859,415
2.20%, 01/09/20 (Call 12/09/19)	19,000	19,170,810
2.30%, 01/14/19[a]	23,594	24,220,421
3.10%, 01/09/23	27,454	28,492,003
3.15%, 09/07/22[a]	24,547	25,531,580
3.45%, 05/15/24 (Call 02/13/24)[a]	18,818	19,911,937
4.38%, 09/16/20	6,129	6,825,408
4.63%, 01/07/21	38,173	43,037,385
4.65%, 10/17/21	26,202	29,784,104
5.30%, 02/11/21	23,390	26,980,515
5.50%, 01/08/20	21,304	24,635,733

Security	Principal (000s)	Value
5.63%, 05/01/18	$31,823	$35,821,560
5.88%, 01/14/38	60,773	78,675,942
6.00%, 08/07/19[a]	17,834	20,910,470
6.15%, 08/07/37	21,992	29,343,486
6.88%, 01/10/39	43,533	62,980,062
Series A
5.55%, 05/04/20[a]	3,390	3,956,015
6.75%, 03/15/32	57,679	79,803,511
HSBC Finance Corp.
6.68%, 01/15/21	32,291	38,603,312
Intercontinental Exchange Inc.
4.00%, 10/15/23	10,000	10,737,474
Jefferies Group LLC
5.13%, 04/13/18	19,674	20,771,701
6.88%, 04/15/21	5,452	6,225,991
8.50%, 07/15/19	3,600	4,295,910
Nomura Holdings Inc.
2.75%, 03/19/19	22,500	22,920,478
6.70%, 03/04/20	13,843	16,474,198

		1,053,130,262
ELECTRIC — 1.24%
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)	8,500	9,326,525
5.15%, 11/15/43 (Call 05/15/43)	12,680	15,242,632
6.13%, 04/01/36	14,860	19,416,923
6.50%, 09/15/37[a]	10,600	14,514,530
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	12,130	13,569,233
4.63%, 12/01/54 (Call 06/01/54)	12,500	14,109,765
Duke Energy Carolinas LLC
5.30%, 02/15/40	6,920	8,728,015
Duke Energy Florida Inc.
6.40%, 06/15/38	14,406	20,530,999
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	850	859,273
5.60%, 06/15/42 (Call 12/15/41)[a]	11,280	12,838,031
6.25%, 10/01/39	7,720	9,431,806

SCHEDULES OF INVESTMENTS	141

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Georgia Power Co.
4.30%, 03/15/42	$12,125	$13,148,458
Nisource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	5,713	6,453,520
6.40%, 03/15/18	9,398	10,712,921
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	9,227	11,836,192
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)[a]	2,016	2,120,821
5.40%, 01/15/40[a]	9,525	11,623,816
5.80%, 03/01/37[a]	13,047	16,535,870
6.05%, 03/01/34	38,084	49,843,098
8.25%, 10/15/18	5,383	6,588,651
Southern California Edison Co.
4.65%, 10/01/43 (Call 04/01/43)	4,470	5,238,508

		272,669,587
ELECTRONICS — 0.73%
Honeywell International Inc.
4.25%, 03/01/21[a]	8,626	9,652,247
5.00%, 02/15/19	11,324	12,727,825
5.30%, 03/01/18	8,343	9,303,755
Koninklijke Philips NV
3.75%, 03/15/22	36,980	39,481,708
5.75%, 03/11/18	9,859	11,021,181
6.88%, 03/11/38	5,166	7,080,262
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	18,662	18,869,350
3.15%, 01/15/23 (Call 10/15/22)	10,998	11,058,397
3.30%, 02/15/22	935	960,253
3.60%, 08/15/21 (Call 05/15/21)	20,756	21,808,792
4.15%, 02/01/24 (Call 11/01/23)[a]	4,351	4,670,821
4.50%, 03/01/21	12,781	13,996,631

		160,631,222
ENGINEERING & CONSTRUCTION — 0.13%
ABB Finance USA Inc.
2.88%, 05/08/22[a]	24,263	24,774,547
4.38%, 05/08/42	3,075	3,390,761

		28,165,308

Security	Principal (000s)	Value
ENVIRONMENTAL CONTROL — 0.10%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)[a]	$7,835	$8,182,789
5.00%, 03/01/20	8,107	9,034,097
Waste Management Inc.
4.10%, 03/01/45	5,000	5,056,608

		22,273,494
FOOD — 1.72%
ConAgra Foods Inc.
1.90%, 01/25/18[a]	11,645	11,611,819
3.20%, 01/25/23 (Call 10/25/22)[a]	9,497	9,377,192
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	17,374	17,867,512
5.65%, 02/15/19	8,850	9,974,239
Kellogg Co.
4.00%, 12/15/20	8,032	8,644,692
Series B
7.45%, 04/01/31	11,876	15,537,345
Kraft Foods Group Inc.
3.50%, 06/06/22	24,901	25,614,737
5.00%, 06/04/42	25,403	27,399,107
5.38%, 02/10/20	10,580	11,941,658
6.13%, 08/23/18	750	852,493
6.50%, 02/09/40	8,644	10,593,389
6.88%, 01/26/39	8,797	11,132,567
Kroger Co. (The)
6.15%, 01/15/20	7,327	8,561,206
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)	9,134	9,187,585
4.00%, 02/01/24 (Call 11/01/23)[a]	14,454	15,585,583
5.38%, 02/10/20[a]	16,842	19,310,825
6.50%, 02/09/40	22,311	30,682,029
Sysco Corp.
2.35%, 10/02/19 (Call 09/02/19)[a]	8,000	8,122,940
3.00%, 10/02/21 (Call 08/02/21)[a]	8,000	8,225,180

142	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.50%, 10/02/24 (Call 07/02/24)[a]	$16,875	$17,552,312
4.35%, 10/02/34 (Call 04/02/34)	7,225	7,520,640
4.50%, 10/02/44 (Call 04/02/44)[a]	13,500	14,300,766
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	15,000	15,282,145
3.95%, 08/15/24 (Call 05/15/24)[a]	15,000	15,939,463
4.50%, 06/15/22 (Call 03/15/22)	6,000	6,617,357
Unilever Capital Corp.
2.20%, 03/06/19	13,511	13,760,591
4.25%, 02/10/21	8,763	9,777,996
4.80%, 02/15/19	7,064	7,894,691
5.90%, 11/15/32	7,755	10,689,242

		379,557,301
FOREST PRODUCTS & PAPER — 0.32%
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)[a]	11,100	11,347,255
4.75%, 02/15/22 (Call 11/15/21)	8,627	9,598,155
4.80%, 06/15/44 (Call 12/15/43)	9,100	9,461,870
7.30%, 11/15/39[a]	3,050	4,106,021
7.50%, 08/15/21	8,269	10,389,134
7.95%, 06/15/18[a]	22,463	26,628,424

		71,530,859
GAS — 0.04%
Sempra Energy
6.00%, 10/15/39	6,990	9,034,392

		9,034,392
HEALTH CARE — PRODUCTS — 1.77%
Baxter International Inc.
1.85%, 06/15/18	8,238	8,272,223
3.20%, 06/15/23 (Call 03/15/23)	20,085	20,310,946
Becton Dickinson and Co.
2.68%, 12/15/19	14,930	15,244,238
3.13%, 11/08/21	11,841	12,136,476

Security	Principal (000s)	Value
3.73%, 12/15/24 (Call 09/15/24)[a]	$19,180	$20,106,774
4.69%, 12/15/44 (Call 06/15/44)	12,000	13,078,033
Boston Scientific Corp.
6.00%, 01/15/20	11,706	13,416,533
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	2,000	2,020,256
6.55%, 10/15/37	12,935	18,128,718
Medtronic Inc.
1.38%, 04/01/18	8,204	8,151,485
2.50%, 03/15/20[c]	28,000	28,525,711
2.75%, 04/01/23 (Call 01/01/23)	10,924	10,902,611
3.15%, 03/15/22[c]	40,245	41,727,191
3.50%, 03/15/25[c]	50,250	52,488,457
3.63%, 03/15/24 (Call 12/15/23)	4,494	4,762,793
4.00%, 04/01/43 (Call 10/01/42)[a]	8,000	8,328,388
4.38%, 03/15/35[c]	36,900	40,170,144
4.45%, 03/15/20	13,593	15,105,296
4.63%, 03/15/45[c]	42,589	48,412,224
St. Jude Medical Inc.
3.25%, 04/15/23 (Call 01/15/23)	8,310	8,456,562

		389,745,059
HEALTH CARE — SERVICES — 1.16%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	14,580	14,552,700
3.95%, 09/01/20	11,715	12,566,870
6.63%, 06/15/36	7,798	10,537,734
Anthem Inc.
2.25%, 08/15/19	11,625	11,661,854
3.13%, 05/15/22	9,668	9,875,313
3.30%, 01/15/23	15,350	15,720,179
3.50%, 08/15/24 (Call 05/15/24)[a]	10,250	10,601,148
4.63%, 05/15/42	11,469	12,456,749
4.65%, 01/15/43[a]	11,075	12,051,202

SCHEDULES OF INVESTMENTS	143

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.65%, 08/15/44 (Call 02/15/44)	$9,244	$10,127,827
5.85%, 01/15/36	4,650	5,688,897
6.38%, 06/15/37	3,470	4,517,064
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)[a]	6,764	7,348,773
5.38%, 02/15/42 (Call 08/15/41)	9,455	11,643,423
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)	8,000	8,777,928
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)[a]	10,000	10,131,268
4.70%, 02/01/45 (Call 08/01/44)	8,500	8,742,434
UnitedHealth Group Inc.
2.88%, 12/15/21	2,000	2,052,048
2.88%, 03/15/22 (Call 12/15/21)[a]	17,554	17,986,237
2.88%, 03/15/23[a]	6,500	6,628,786
4.25%, 03/15/43 (Call 09/15/42)[a]	15,080	16,383,021
5.80%, 03/15/36	4,000	5,139,439
6.00%, 02/15/18	7,334	8,293,699
6.88%, 02/15/38	15,598	22,448,534

		255,933,127
HOLDING COMPANIES — DIVERSIFIED — 0.03%
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	6,000	6,000,243

		6,000,243
INSURANCE — 2.00%
Aflac Inc.
3.63%, 11/15/24[a]	14,562	15,304,231
8.50%, 05/15/19[a]	8,475	10,661,413
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	17,670	17,864,085
3.38%, 08/15/20	12,455	13,138,484

Security	Principal (000s)	Value
3.88%, 01/15/35 (Call 07/15/34)	$13,240	$13,328,151
4.13%, 02/15/24	13,045	14,210,928
4.38%, 01/15/55 (Call 07/15/54)	6,500	6,551,841
4.50%, 07/16/44 (Call 01/16/44)	25,061	26,727,990
4.88%, 06/01/22	11,394	12,983,264
5.85%, 01/16/18	20,509	23,008,966
6.25%, 05/01/36	11,280	14,532,565
6.40%, 12/15/20	4,957	6,034,173
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	14,417	15,093,183
4.25%, 01/15/21[a]	8,557	9,553,352
5.40%, 05/15/18[a]	13,221	14,975,090
5.75%, 01/15/40	8,350	11,032,621
Berkshire Hathaway Inc.
1.55%, 02/09/18	7,000	7,046,941
2.10%, 08/14/19	10,000	10,133,439
4.50%, 02/11/43[a]	11,371	12,868,229
Chubb Corp. (The)
6.00%, 05/11/37[a]	4,275	5,666,365
MetLife Inc.
3.60%, 04/10/24[a]	14,025	14,789,821
4.13%, 08/13/42	4,658	4,800,259
4.75%, 02/08/21	14,686	16,575,063
4.88%, 11/13/43	10,415	12,058,040
5.70%, 06/15/35	3,905	4,975,010
5.88%, 02/06/41	13,350	17,212,709
6.38%, 06/15/34	8,149	11,075,967
7.72%, 02/15/19	11,797	14,362,859
Series A
6.82%, 08/15/18	7,724	9,018,254
Series D
4.37%, 09/15/23	15,199	16,891,352
Prudential Financial Inc.
4.60%, 05/15/44[a]	10,000	10,607,242
7.38%, 06/15/19[a]	13,082	15,856,589
Series D
6.63%, 12/01/37	9,050	11,986,810
Travelers Companies Inc. (The)
5.35%, 11/01/40	6,950	8,755,247
6.25%, 06/15/37	8,655	11,832,823

		441,513,356

144	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
INTERNET — 0.78%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)[a]	$19,232	$18,752,196
2.60%, 12/05/19 (Call 11/05/19)	15,750	16,063,767
3.30%, 12/05/21 (Call 10/05/21)	6,500	6,737,586
3.80%, 12/05/24 (Call 09/05/24)[a]	12,500	13,145,585
4.80%, 12/05/34 (Call 06/05/34)	16,265	17,596,359
4.95%, 12/05/44 (Call 06/05/44)	20,500	22,065,808
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)[a]	11,600	11,581,576
2.60%, 07/15/22 (Call 04/15/22)[a]	14,488	13,735,203
2.88%, 08/01/21 (Call 06/01/21)	12,048	11,900,904
3.45%, 08/01/24 (Call 05/01/24)[a]	6,499	6,356,220
4.00%, 07/15/42 (Call 01/15/42)	10,324	8,878,818
Google Inc.
3.38%, 02/25/24[a]	12,080	12,851,292
3.63%, 05/19/21	11,281	12,260,718

		171,926,032
MACHINERY — 0.64%
Caterpillar Financial Services Corp.
2.10%, 06/09/19	9,150	9,258,542
5.45%, 04/15/18	1,846	2,064,378
7.15%, 02/15/19	8,815	10,535,643
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)	10,815	11,370,119
3.80%, 08/15/42[a]	18,055	18,165,926
3.90%, 05/27/21	16,432	17,908,885
5.20%, 05/27/41	10,860	13,008,917
7.90%, 12/15/18	15,100	18,382,808

Security	Principal (000s)	Value
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	$12,121	$12,137,339
3.90%, 06/09/42 (Call 12/09/41)	12,210	12,623,878
4.38%, 10/16/19	10,425	11,477,068
John Deere Capital Corp.
1.95%, 12/13/18[a]	3,259	3,295,597

		140,229,100
MANUFACTURING — 0.64%
3M Co.
5.70%, 03/15/37	3,350	4,390,484
Danaher Corp.
5.40%, 03/01/19	2,919	3,303,323
Eaton Corp.
2.75%, 11/02/22	16,967	16,988,801
4.15%, 11/02/42	6,490	6,667,816
General Electric Co.
2.70%, 10/09/22	42,135	42,944,274
3.38%, 03/11/24[a]	3,000	3,178,986
4.13%, 10/09/42	14,552	15,510,479
4.50%, 03/11/44	26,802	30,214,771
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	14,902	15,180,694
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	2,998	3,471,231

		141,850,859
MEDIA — 5.83%
21st Century Fox America Inc.
3.00%, 09/15/22[a]	14,035	14,269,115
4.50%, 02/15/21	6,607	7,287,614
6.15%, 03/01/37	8,275	10,606,798
6.15%, 02/15/41	19,476	25,344,769
6.20%, 12/15/34	12,879	16,516,617
6.40%, 12/15/35	16,255	21,347,358
6.65%, 11/15/37	9,057	12,208,834
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)	2,065	2,074,566
4.60%, 01/15/45 (Call 07/15/44)	5,000	5,037,080
7.88%, 07/30/30	130	179,923

SCHEDULES OF INVESTMENTS	145

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	$2,747	$3,987,545
Comcast Corp.
2.85%, 01/15/23	7,385	7,490,655
3.13%, 07/15/22	23,840	24,744,440
3.38%, 02/15/25 (Call 11/15/24)[a]	19,250	20,074,143
3.60%, 03/01/24[a]	24,196	25,782,171
4.20%, 08/15/34 (Call 02/15/34)[a]	6,200	6,652,218
4.25%, 01/15/33	12,245	13,198,605
4.65%, 07/15/42	22,977	25,971,928
4.75%, 03/01/44[a]	17,506	20,127,530
5.15%, 03/01/20	16,568	18,991,547
5.65%, 06/15/35	12,002	15,064,966
5.70%, 05/15/18	9,177	10,375,405
5.88%, 02/15/18	10,978	12,392,122
6.40%, 05/15/38	1,800	2,446,764
6.40%, 03/01/40[a]	8,229	11,249,520
6.45%, 03/15/37	18,370	24,906,917
6.50%, 11/15/35[a]	4,197	5,728,050
6.55%, 07/01/39	14,853	20,551,246
6.95%, 08/15/37	30,028	42,811,223
7.05%, 03/15/33	3,910	5,489,994
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	11,200	11,127,909
3.80%, 03/15/22[a]	18,271	18,919,692
3.95%, 01/15/25 (Call 10/15/24)	19,750	20,269,480
4.45%, 04/01/24 (Call 01/01/24)[a]	19,878	21,215,768
4.60%, 02/15/21 (Call 11/15/20)	18,955	20,559,014
5.00%, 03/01/21[a]	17,479	19,361,436
5.15%, 03/15/42	17,518	17,973,922
5.20%, 03/15/20	5,905	6,599,364
5.88%, 10/01/19	8,449	9,664,726
6.00%, 08/15/40 (Call 05/15/40)[a]	11,025	12,313,954
6.38%, 03/01/41	12,465	14,590,718

Security	Principal (000s)	Value
Discovery Communications LLC
4.88%, 04/01/43[a]	$10,510	$10,995,336
5.05%, 06/01/20	14,835	16,475,858
6.35%, 06/01/40	6,600	8,083,954
Historic TW Inc.
6.63%, 05/15/29	15,050	19,351,073
NBCUniversal Media LLC
2.88%, 01/15/23	14,161	14,286,836
4.38%, 04/01/21	18,102	20,085,022
4.45%, 01/15/43	10,207	11,179,172
5.15%, 04/30/20	23,959	27,536,091
5.95%, 04/01/41	17,724	23,157,040
6.40%, 04/30/40	10,643	14,602,766
Thomson Reuters Corp.
6.50%, 07/15/18	6,979	7,976,120
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	8,208	8,680,561
4.50%, 09/15/42 (Call 03/15/42)[a]	22,360	22,253,356
5.00%, 02/01/20[a]	20,123	22,291,710
5.50%, 09/01/41 (Call 03/01/41)	9,812	10,750,682
5.88%, 11/15/40 (Call 05/15/40)	13,241	15,120,304
6.55%, 05/01/37	13,792	16,638,648
6.75%, 07/01/18[a]	21,103	24,148,804
6.75%, 06/15/39	24,969	30,811,319
7.30%, 07/01/38	17,647	22,912,259
8.25%, 04/01/19	24,586	29,994,659
8.75%, 02/14/19	14,324	17,733,155
Time Warner Entertainment Co. LP
8.38%, 03/15/23[a]	17,273	22,978,424
8.38%, 07/15/33[a]	790	1,131,072
Time Warner Inc.
3.55%, 06/01/24 (Call 03/01/24)[a]	21,900	22,672,041
4.70%, 01/15/21[a]	10,473	11,686,116
4.75%, 03/29/21	7,410	8,288,709
4.88%, 03/15/20	8,776	9,845,680
6.10%, 07/15/40	12,640	16,037,743
6.25%, 03/29/41	14,195	18,131,843

146	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.50%, 11/15/36	$9,850	$12,732,347
7.63%, 04/15/31	18,053	25,391,662
7.70%, 05/01/32	20,526	29,369,407
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)	7,075	7,432,687
4.38%, 03/15/43[a]	17,945	16,588,537
5.85%, 09/01/43 (Call 03/01/43)	22,867	25,847,414
6.88%, 04/30/36	8,639	10,711,062
Walt Disney Co. (The)
1.85%, 05/30/19	22,438	22,542,833
2.35%, 12/01/22[a]	17,146	17,075,907
2.75%, 08/16/21	5,376	5,520,722

		1,284,554,577
METAL FABRICATE & HARDWARE — 0.07%
Precision Castparts Corp.
1.25%, 01/15/18	7,749	7,694,411
2.50%, 01/15/23 (Call 10/15/22)	7,904	7,760,084

		15,454,495
MINING — 2.55%
Barrick Gold Corp.
3.85%, 04/01/22[a]	12,828	12,729,113
4.10%, 05/01/23[a]	17,360	17,238,369
5.25%, 04/01/42	3,150	3,086,430
6.95%, 04/01/19[a]	3,094	3,580,472
Barrick North America Finance LLC
4.40%, 05/30/21	18,739	19,468,226
5.70%, 05/30/41	16,374	16,596,965
5.75%, 05/01/43[a]	16,129	16,920,910
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	4,750	4,978,857
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22[a]	15,318	15,692,910
3.25%, 11/21/21	7,779	8,159,195
3.85%, 09/30/23	19,460	21,014,366
4.13%, 02/24/42	18,115	18,706,862
5.00%, 09/30/43	26,479	30,934,113
6.50%, 04/01/19[a]	16,158	19,043,804

Security	Principal (000s)	Value
Freeport-McMoRan Inc.
2.38%, 03/15/18	$16,122	$15,821,449
3.10%, 03/15/20[a]	15,923	15,220,888
3.55%, 03/01/22 (Call 12/01/21)	24,383	22,359,028
3.88%, 03/15/23 (Call 12/15/22)	24,267	22,265,171
4.55%, 11/14/24 (Call 08/14/24)[a]	8,950	8,460,466
5.40%, 11/14/34 (Call 05/14/34)[a]	11,000	9,865,351
5.45%, 03/15/43 (Call 09/15/42)	18,645	16,330,872
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)[a]	6,035	6,049,902
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)[a]	16,444	16,133,235
4.88%, 03/15/42 (Call 09/15/41)	26,216	24,174,054
5.13%, 10/01/19[a]	5,319	5,826,943
6.25%, 10/01/39[a]	4,499	4,726,975
Rio Tinto Alcan Inc.
6.13%, 12/15/33	2,500	3,044,444
Rio Tinto Finance USA Ltd.
3.50%, 11/02/20[a]	152	159,855
3.75%, 09/20/21	18,980	20,028,624
4.13%, 05/20/21[a]	12,238	13,171,730
5.20%, 11/02/40	15,470	17,874,460
6.50%, 07/15/18	12,119	13,941,248
7.13%, 07/15/28	4,400	5,858,359
9.00%, 05/01/19	26,429	33,738,669
Rio Tinto Finance USA PLC
2.25%, 12/14/18 (Call 11/14/18)	15,714	15,872,099
2.88%, 08/21/22 (Call 05/21/22)[a]	19,056	19,031,273
3.50%, 03/22/22 (Call 12/22/21)	12,321	12,807,925
4.13%, 08/21/42 (Call 02/21/42)[a]	12,121	12,245,327

SCHEDULES OF INVESTMENTS	147

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)[a]	$11,180	$10,357,833
6.25%, 07/15/41 (Call 01/15/41)	8,185	7,943,545

		561,460,317
OFFICE & BUSINESS EQUIPMENT — 0.10%
Xerox Corp.
4.50%, 05/15/21	14,166	15,306,999
6.35%, 05/15/18	6,622	7,493,559

		22,800,558
OIL & GAS — 8.63%
Anadarko Finance Co.
7.50%, 05/01/31	5,000	6,718,248
Anadarko Petroleum Corp.
6.20%, 03/15/40	7,320	9,074,414
6.45%, 09/15/36	26,042	33,182,318
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)[a]	12,083	12,272,005
4.25%, 01/15/44 (Call 07/15/43)	4,970	4,830,388
4.75%, 04/15/43 (Call 10/15/42)	25,510	26,835,193
5.10%, 09/01/40 (Call 03/01/40)	11,585	12,370,931
6.00%, 01/15/37	12,868	15,240,119
BP Capital Markets PLC
1.38%, 05/10/18	5,279	5,235,096
2.24%, 09/26/18	6,201	6,300,334
2.24%, 05/10/19[a]	12,935	13,045,967
2.32%, 02/13/20	20,500	20,611,475
2.50%, 11/06/22	14,805	14,408,983
2.75%, 05/10/23	19,005	18,664,571
3.25%, 05/06/22[a]	25,313	26,133,660
3.54%, 11/04/24[a]	13,488	13,845,064
3.56%, 11/01/21	14,829	15,561,880
3.81%, 02/10/24[a]	22,759	23,842,431
3.99%, 09/26/23	2,940	3,126,948
4.50%, 10/01/20	16,186	17,866,960
4.74%, 03/11/21[a]	15,580	17,311,638
4.75%, 03/10/19	8,707	9,590,438

Security	Principal (000s)	Value
Canadian Natural Resources Ltd.
6.25%, 03/15/38[a]	$7,429	$8,699,580
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	13,357	11,986,816
5.70%, 10/15/19	5,542	6,125,829
6.75%, 11/15/39[a]	14,245	17,018,393
Chevron Corp.
1.72%, 06/24/18 (Call 05/24/18)	20,299	20,527,366
1.96%, 03/03/20	8,000	8,014,169
2.36%, 12/05/22 (Call 09/05/22)[a]	35,458	35,016,516
2.43%, 06/24/20 (Call 05/24/20)	16,889	17,278,207
3.19%, 06/24/23 (Call 03/24/23)	26,835	28,041,300
4.95%, 03/03/19	19,039	21,378,865
ConocoPhillips
5.75%, 02/01/19	18,858	21,610,770
6.00%, 01/15/20[a]	10,988	12,864,519
6.50%, 02/01/39	44,469	60,438,596
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)[a]	18,500	18,136,760
2.88%, 11/15/21 (Call 09/15/21)	7,000	7,137,883
3.35%, 11/15/24 (Call 08/15/24)[a]	6,000	6,194,316
4.30%, 11/15/44 (Call 05/15/44)[a]	8,500	9,002,873
ConocoPhillips Holding Co.
6.95%, 04/15/29	6,025	8,219,158
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[a]	17,260	16,085,226
4.50%, 04/15/23 (Call 01/15/23)	7,097	6,925,048
5.00%, 09/15/22 (Call 03/15/17)[a]	27,674	27,411,808

148	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Devon Energy Corp.
2.25%, 12/15/18 (Call 11/15/18)	$10,150	$10,266,846
3.25%, 05/15/22 (Call 02/15/22)[a]	22,856	23,556,943
4.75%, 05/15/42 (Call 11/15/41)[a]	12,658	13,640,991
5.60%, 07/15/41 (Call 01/15/41)	13,223	15,730,464
7.95%, 04/15/32	10,302	14,500,520
Devon Financing Corp. LLC
7.88%, 09/30/31	11,688	16,263,951
Encana Corp.
6.50%, 08/15/34	14,085	15,970,310
6.50%, 02/01/38	5,400	6,160,685
Ensco PLC
4.70%, 03/15/21	13,675	13,998,352
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[a]	16,325	16,071,809
4.10%, 02/01/21	6,446	7,016,552
5.63%, 06/01/19	10,184	11,624,195
Exxon Mobil Corp.
1.82%, 03/15/19 (Call 02/15/19)[a]	15,395	15,578,963
3.18%, 03/15/24 (Call 12/15/23)[a]	10,000	10,557,910
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.50%, 11/15/20 (Call 11/15/15)	6,029	6,375,668
6.88%, 02/15/23 (Call 02/15/18)	3,623	3,837,962
Hess Corp.
5.60%, 02/15/41[a]	10,578	11,749,414
6.00%, 01/15/40	8,965	10,234,881
7.30%, 08/15/31	12,318	15,383,717
8.13%, 02/15/19	3,922	4,679,475
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)[a]	12,508	12,684,539

Security	Principal (000s)	Value
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	$5,301	$5,161,232
5.90%, 03/15/18	11,484	12,695,408
6.60%, 10/01/37[a]	8,450	10,192,783
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	7,220	7,377,522
4.75%, 09/15/44 (Call 03/15/44)	8,840	9,030,917
5.13%, 03/01/21	16,935	19,035,565
6.50%, 03/01/41 (Call 09/01/40)	15,366	18,892,273
Nabors Industries Inc.
6.15%, 02/15/18	6,420	6,748,271
Nexen Energy ULC
5.88%, 03/10/35	9,338	11,229,362
6.40%, 05/15/37	15,760	20,134,256
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	9,510	10,085,927
5.05%, 11/15/44	10,000	10,602,188
5.25%, 11/15/43 (Call 05/15/43)	11,740	12,610,316
6.00%, 03/01/41 (Call 09/01/40)	7,165	8,226,410
8.25%, 03/01/19	14,127	16,965,877
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	9,556	9,368,043
3.13%, 02/15/22 (Call 11/15/21)	8,621	8,788,708
Series 1
4.10%, 02/01/21 (Call 11/01/20)	18,420	19,972,898
Petro-Canada
6.80%, 05/15/38	11,135	14,775,388
Phillips 66
4.30%, 04/01/22	21,594	23,321,520
4.65%, 11/15/34 (Call 05/15/34)	10,185	10,986,050
4.88%, 11/15/44 (Call 05/15/44)	21,745	23,462,420
5.88%, 05/01/42	18,690	22,054,200

SCHEDULES OF INVESTMENTS	149

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Pride International Inc.
6.88%, 08/15/20	$12,930	$14,656,955
Shell International Finance BV
1.90%, 08/10/18	19,952	20,271,455
2.00%, 11/15/18[a]	16,778	17,072,004
2.25%, 01/06/23[a]	12,989	12,701,091
2.38%, 08/21/22	10,763	10,682,866
3.40%, 08/12/23	19,708	20,877,185
4.30%, 09/22/19[a]	26,271	29,061,797
4.38%, 03/25/20	5,375	6,008,958
4.55%, 08/12/43	19,401	22,044,829
5.50%, 03/25/40	16,800	21,161,446
6.38%, 12/15/38	18,195	25,229,826
Southwestern Energy Co.
4.05%, 01/23/20 (Call 12/23/19)	15,500	15,843,871
4.10%, 03/15/22 (Call 12/15/21)[a]	3,000	2,958,391
4.95%, 01/23/25 (Call 10/23/24)	11,250	11,609,796
Statoil ASA
1.95%, 11/08/18	11,905	12,034,453
2.25%, 11/08/19	3,500	3,552,588
2.45%, 01/17/23	13,203	12,960,780
2.65%, 01/15/24	19,399	19,135,304
2.75%, 11/10/21	1,880	1,919,987
2.90%, 11/08/20	6,377	6,628,019
3.15%, 01/23/22	12,892	13,476,923
3.70%, 03/01/24	7,600	8,119,515
3.95%, 05/15/43	13,957	14,264,085
4.80%, 11/08/43	8,361	9,723,900
5.10%, 08/17/40	6,010	7,138,399
5.25%, 04/15/19	19,348	21,963,263
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	8,000	8,250,290
6.10%, 06/01/18	19,030	21,477,256
6.50%, 06/15/38	7,603	9,841,195
6.85%, 06/01/39[a]	14,770	19,716,940
Total Capital Canada Ltd.
2.75%, 07/15/23	13,237	13,198,373
Total Capital International SA
2.10%, 06/19/19	12,250	12,374,665
2.13%, 01/10/19[a]	7,000	7,103,018

Security	Principal (000s)	Value
2.70%, 01/25/23	$14,459	$14,441,380
2.88%, 02/17/22	20,762	21,186,560
3.70%, 01/15/24	12,250	13,051,186
3.75%, 04/10/24[a]	14,206	15,194,000
Total Capital SA
2.13%, 08/10/18	14,337	14,589,797
4.45%, 06/24/20[a]	16,406	18,264,772
Transocean Inc.
3.80%, 10/15/22 (Call 07/15/22)[a]	9,650	7,490,813
6.00%, 03/15/18[a]	6,553	6,374,631
6.38%, 12/15/21	12,340	10,828,350
6.50%, 11/15/20[a]	11,882	10,556,520
6.80%, 03/15/38[a]	11,272	9,012,656
Valero Energy Corp.
6.13%, 02/01/20[a]	11,824	13,617,523
6.63%, 06/15/37	15,933	19,761,255
7.50%, 04/15/32	8,281	10,734,842
9.38%, 03/15/19	2,279	2,844,809

		1,902,793,257
OIL & GAS SERVICES — 0.82%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	1,950	2,000,587
5.13%, 09/15/40	16,432	18,934,079
7.50%, 11/15/18	11,901	14,198,645
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)[a]	9,550	9,983,933
4.75%, 08/01/43 (Call 02/01/43)[a]	10,150	11,287,972
6.15%, 09/15/19	11,036	12,900,975
6.70%, 09/15/38	7,395	9,857,994
7.45%, 09/15/39	12,910	18,496,927
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	15,003	14,616,479
3.95%, 12/01/42 (Call 06/01/42)[a]	11,084	10,574,985
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)[a]	22,422	23,936,938

150	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	$10,395	$9,491,468
5.13%, 09/15/20	10,670	10,186,064
9.63%, 03/01/19[a]	13,304	14,941,788

		181,408,834
PHARMACEUTICALS — 4.99%
Abbott Laboratories
5.13%, 04/01/19	10,808	12,177,175
AbbVie Inc.
2.00%, 11/06/18	18,386	18,468,504
2.90%, 11/06/22	34,814	34,920,419
4.40%, 11/06/42[a]	30,337	31,848,016
Actavis Funding SCS
3.85%, 06/15/24 (Call 03/15/24)[a]	10,000	10,173,576
4.85%, 06/15/44 (Call 12/15/43)	22,085	22,606,961
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)[a]	30,573	30,211,655
4.63%, 10/01/42 (Call 04/01/42)	16,219	16,263,933
AstraZeneca PLC
1.95%, 09/18/19[a]	6,138	6,183,925
4.00%, 09/18/42[a]	10,900	11,201,890
6.45%, 09/15/37	32,191	44,066,904
Bristol-Myers Squibb Co.
2.00%, 08/01/22	9,509	9,203,349
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)	1,330	1,330,861
3.70%, 03/01/45 (Call 09/01/44)	2,140	2,142,449
5.55%, 03/15/37	9,739	12,142,139
Express Scripts Holding Co.
2.25%, 06/15/19	16,806	16,800,730
3.50%, 06/15/24 (Call 03/15/24)	7,437	7,596,968
3.90%, 02/15/22	13,877	14,677,536
4.75%, 11/15/21	9,685	10,805,093

Security	Principal (000s)	Value
Forest Laboratories Inc.
4.38%, 02/01/19[c]	$3,500	$3,713,490
4.88%, 02/15/21[c]	11,250	12,230,596
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23[a]	20,335	20,402,661
5.65%, 05/15/18	29,814	33,667,987
6.38%, 05/15/38	27,731	37,526,987
GlaxoSmithKline Capital PLC
2.85%, 05/08/22[a]	22,469	22,871,081
Johnson & Johnson
3.38%, 12/05/23	7,861	8,479,629
4.38%, 12/05/33 (Call 06/05/33)	9,000	10,384,406
5.15%, 07/15/18	12,957	14,585,694
5.95%, 08/15/37	12,830	17,860,563
McKesson Corp.
2.28%, 03/15/19	11,562	11,641,778
3.80%, 03/15/24 (Call 12/15/23)	14,581	15,457,885
4.88%, 03/15/44 (Call 09/15/43)	7,604	8,679,137
Medco Health Solutions Inc.
7.13%, 03/15/18	17,907	20,676,158
Merck & Co. Inc.
1.30%, 05/18/18	18,018	17,995,962
1.85%, 02/10/20	13,185	13,154,747
2.35%, 02/10/22	6,385	6,355,899
2.40%, 09/15/22 (Call 06/15/22)	18,781	18,653,045
2.75%, 02/10/25 (Call 11/10/24)	12,840	12,807,724
2.80%, 05/18/23	10,067	10,200,115
3.70%, 02/10/45 (Call 08/10/44)	12,655	12,558,041
3.88%, 01/15/21 (Call 10/15/20)	24,305	26,504,607
4.15%, 05/18/43	15,400	16,382,408
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	14,928	16,897,179
Novartis Capital Corp.
2.40%, 09/21/22	30,734	30,735,558
3.40%, 05/06/24	26,725	28,351,329
4.40%, 04/24/20	2,182	2,439,860
4.40%, 05/06/44	23,933	27,486,634

SCHEDULES OF INVESTMENTS	151

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Novartis Securities Investment Ltd.
5.13%, 02/10/19	$25,392	$28,628,551
Perrigo Finance PLC
3.90%, 12/15/24 (Call 09/15/24)	3,721	3,855,120
Pfizer Inc.
1.50%, 06/15/18	13,895	13,989,335
2.10%, 05/15/19	21,320	21,636,029
3.00%, 06/15/23	18,860	19,237,345
3.40%, 05/15/24[a]	17,025	17,859,918
4.30%, 06/15/43	7,091	7,567,983
4.40%, 05/15/44[a]	3,460	3,763,899
6.20%, 03/15/19	31,326	36,588,737
7.20%, 03/15/39	28,121	41,449,153
Sanofi
1.25%, 04/10/18	12,190	12,173,175
4.00%, 03/29/21[a]	26,893	29,559,699
Wyeth LLC
5.95%, 04/01/37	21,036	26,990,549
6.50%, 02/01/34	7,444	10,053,951
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	22,460	22,422,620
4.70%, 02/01/43 (Call 08/01/42)	11,725	11,913,849

		1,099,213,156
PIPELINES — 2.55%
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	11,344	11,276,377
4.65%, 06/01/21 (Call 03/01/21)	13,763	14,810,736
5.20%, 02/01/22 (Call 11/01/21)[a]	18,300	20,176,332
6.50%, 02/01/42 (Call 08/01/41)[a]	9,910	11,812,594
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)[a]	19,500	19,700,832
3.35%, 03/15/23 (Call 12/15/22)[a]	14,147	14,514,647

Security	Principal (000s)	Value
3.75%, 02/15/25 (Call 11/15/24)	$14,425	$14,937,682
3.90%, 02/15/24 (Call 11/15/23)[a]	4,040	4,264,774
4.45%, 02/15/43 (Call 08/15/42)	7,405	7,679,823
4.85%, 08/15/42 (Call 02/15/42)	8,620	9,503,390
4.85%, 03/15/44 (Call 09/15/43)	12,090	13,323,537
5.10%, 02/15/45 (Call 08/15/44)	15,820	18,093,138
5.20%, 09/01/20	11,573	13,098,489
5.95%, 02/01/41	7,210	8,905,152
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	8,092	8,126,283
3.50%, 03/01/21 (Call 01/01/21)[a]	7,451	7,528,480
3.95%, 09/01/22 (Call 06/01/22)	11,598	11,868,790
5.50%, 03/01/44 (Call 09/01/43)[a]	9,650	10,331,165
6.95%, 01/15/38	13,269	15,998,107
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)[a]	12,000	12,133,450
4.30%, 06/01/25 (Call 03/01/25)[a]	21,000	21,961,002
5.05%, 02/15/46	3,500	3,558,730
5.30%, 12/01/34 (Call 06/01/34)[a]	17,500	18,449,630
5.55%, 06/01/45	21,650	23,302,666
7.75%, 01/15/32	5,100	6,439,644
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	12,946	12,231,647
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	6,000	6,130,488
3.65%, 06/01/22 (Call 03/01/22)	8,598	8,907,493

152	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	$10,500	$11,642,544
Sunoco Logistics Partners Operations LP
5.35%, 05/15/45 (Call 11/15/44)[a]	5,000	5,403,146
TransCanada PipeLines Ltd.
2.50%, 08/01/22	8,452	8,227,735
3.80%, 10/01/20	3,742	3,966,579
4.63%, 03/01/34 (Call 12/01/33)	15,200	16,314,611
6.10%, 06/01/40	9,200	11,539,191
6.20%, 10/15/37	8,625	10,736,010
6.50%, 08/15/18	8,737	10,040,254
7.13%, 01/15/19	8,197	9,666,696
7.63%, 01/15/39	16,010	22,921,214
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)[a]	3,000	2,791,767
4.55%, 06/24/24 (Call 03/24/24)[a]	20,770	20,369,889
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	17,485	17,124,559
3.60%, 03/15/22 (Call 01/15/22)	7,000	7,007,819
3.90%, 01/15/25 (Call 10/15/24)[a]	6,125	6,069,929
4.00%, 09/15/25	3,000	3,009,771
4.30%, 03/04/24 (Call 12/04/23)	6,670	6,874,398
5.10%, 09/15/45	5,000	4,963,060
5.25%, 03/15/20[a]	16,468	18,133,442
6.30%, 04/15/40	14,708	16,923,387
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	200	206,994

		562,998,073
REAL ESTATE INVESTMENT TRUSTS — 0.91%
American Tower Corp.
3.40%, 02/15/19	3,909	4,005,818
3.50%, 01/31/23	9,356	9,232,554

Security	Principal (000s)	Value
4.50%, 01/15/18	$14,058	$14,952,317
4.70%, 03/15/22	2,100	2,221,993
5.00%, 02/15/24[a]	7,356	7,992,415
Boston Properties LP
3.70%, 11/15/18 (Call 08/15/18)	11,320	12,070,725
3.85%, 02/01/23 (Call 11/01/22)	15,583	16,428,565
4.13%, 05/15/21 (Call 02/15/21)[a]	4,226	4,556,654
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	6,000	6,374,719
4.63%, 12/15/21 (Call 09/15/21)	13,185	14,624,696
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)[a]	5,876	5,883,500
3.88%, 08/15/24 (Call 05/15/24)	7,700	7,875,876
4.25%, 11/15/23 (Call 08/15/23)	12,375	13,079,452
5.38%, 02/01/21 (Call 11/03/20)	15,350	17,218,557
Simon Property Group LP
3.38%, 10/01/24	14,479	14,915,310
4.38%, 03/01/21 (Call 12/01/20)	15,679	17,372,302
5.65%, 02/01/20 (Call 11/01/19)	7,495	8,690,033
6.13%, 05/30/18	7,499	8,535,424
Weyerhaeuser Co.
7.38%, 03/15/32	10,702	14,377,370

		200,408,280
RETAIL — 4.14%
Costco Wholesale Corp.
1.70%, 12/15/19	11,833	11,771,504
CVS Health Corp.
2.25%, 12/05/18 (Call 11/05/18)[a]	12,600	12,881,426
2.25%, 08/12/19 (Call 07/12/19)	5,000	5,081,602

SCHEDULES OF INVESTMENTS	153

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
2.75%, 12/01/22 (Call 09/01/22)	$3,000	$3,013,243
4.00%, 12/05/23 (Call 09/05/23)	20,538	22,270,159
5.30%, 12/05/43 (Call 06/05/43)	8,500	10,391,850
6.13%, 09/15/39	5,345	6,986,236
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	16,270	16,520,739
2.25%, 09/10/18 (Call 08/10/18)	12,301	12,675,451
2.70%, 04/01/23 (Call 01/01/23)[a]	11,343	11,476,687
3.75%, 02/15/24 (Call 11/15/23)[a]	13,604	14,786,110
4.20%, 04/01/43 (Call 10/01/42)	8,515	9,203,340
4.40%, 04/01/21 (Call 01/01/21)[a]	6,072	6,841,165
4.40%, 03/15/45 (Call 09/15/44)[a]	11,765	13,090,734
4.88%, 02/15/44 (Call 08/15/43)	15,176	18,052,175
5.88%, 12/16/36	34,922	45,862,986
5.95%, 04/01/41 (Call 10/01/40)	12,590	16,713,352
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	14,555	15,141,223
4.65%, 04/15/42 (Call 10/15/41)	2,555	2,877,144
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	7,240	7,180,106
McDonald’s Corp.
2.63%, 01/15/22	10,933	11,036,784
5.35%, 03/01/18	4,148	4,620,694
6.30%, 10/15/37	10,701	14,014,474
6.30%, 03/01/38	9,628	12,643,317
Target Corp.
2.30%, 06/26/19[a]	18,994	19,403,131
2.90%, 01/15/22[a]	15,587	16,152,557
3.50%, 07/01/24[a]	10,000	10,631,577

Security	Principal (000s)	Value
3.88%, 07/15/20[a]	$6,671	$7,301,015
4.00%, 07/01/42[a]	22,750	23,788,039
6.00%, 01/15/18	10,018	11,325,451
6.50%, 10/15/37[a]	14,364	19,940,460
7.00%, 01/15/38	3,295	4,813,762
Wal-Mart Stores Inc.
1.13%, 04/11/18	21,488	21,458,512
1.95%, 12/15/18	10,217	10,445,112
2.55%, 04/11/23 (Call 01/11/23)	21,768	21,879,308
3.25%, 10/25/20	6,683	7,101,709
3.30%, 04/22/24 (Call 01/22/24)	22,310	23,646,063
3.63%, 07/08/20	26,529	28,740,192
4.00%, 04/11/43 (Call 10/11/42)	11,352	11,958,007
4.25%, 04/15/21	23,269	25,982,673
4.30%, 04/22/44 (Call 10/22/43)	10,910	12,059,278
4.75%, 10/02/43 (Call 04/02/43)	24,049	28,340,087
4.88%, 07/08/40	7,434	8,745,422
5.00%, 10/25/40	8,971	10,764,096
5.25%, 09/01/35	26,076	32,038,624
5.63%, 04/01/40	22,169	28,644,680
5.63%, 04/15/41	21,955	28,401,133
5.80%, 02/15/18	4,241	4,796,674
5.88%, 04/05/27	3,829	4,978,100
6.20%, 04/15/38[a]	7,941	10,829,163
6.50%, 08/15/37[a]	40,480	56,727,105
7.55%, 02/15/30	5,119	7,609,119
Walgreen Co.
3.10%, 09/15/22[a]	17,584	17,810,932
5.25%, 01/15/19	9,488	10,628,308
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	10,500	10,669,986
3.30%, 11/18/21 (Call 09/18/21)	22,000	22,632,267
3.80%, 11/18/24 (Call 08/18/24)	25,425	26,381,809
4.80%, 11/18/44 (Call 05/18/44)[a]	18,570	20,150,872

		911,907,724

154	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
SEMICONDUCTORS — 0.43%
Intel Corp.
2.70%, 12/15/22	$13,224	$13,274,280
3.30%, 10/01/21	19,967	21,116,069
4.00%, 12/15/32[a]	7,494	7,766,147
4.25%, 12/15/42	9,325	9,702,626
4.80%, 10/01/41	27,133	30,326,554
KLA-Tencor Corp.
4.65%, 11/01/24 (Call 08/01/24)	6,600	6,932,250
Texas Instruments Inc.
1.65%, 08/03/19[a]	5,969	5,920,773

		95,038,699
SOFTWARE — 2.37%
Adobe Systems Inc.
3.25%, 02/01/25 (Call 11/01/24)	10,750	10,826,520
Microsoft Corp.
1.63%, 12/06/18	6,950	7,012,200
1.85%, 02/12/20 (Call 01/12/20)[a]	15,000	15,087,060
2.13%, 11/15/22[a]	12,827	12,576,422
2.38%, 02/12/22 (Call 01/12/22)	12,895	12,948,820
2.38%, 05/01/23 (Call 02/01/23)[a]	11,319	11,272,851
2.70%, 02/12/25 (Call 11/12/24)	16,180	16,227,178
3.00%, 10/01/20[a]	7,557	8,000,511
3.50%, 02/12/35 (Call 08/12/34)	12,435	12,318,539
3.50%, 11/15/42	15,384	14,622,618
3.63%, 12/15/23 (Call 09/15/23)[a]	20,461	22,284,089
3.75%, 02/12/45 (Call 08/12/44)	13,860	13,776,746
4.00%, 02/12/55 (Call 08/12/54)[a]	20,755	20,539,503
4.20%, 06/01/19	18,783	20,772,642
4.50%, 10/01/40[a]	9,600	10,639,434
5.20%, 06/01/39[a]	5,069	6,158,996
5.30%, 02/08/41	9,957	12,368,329

Security	Principal (000s)	Value
Oracle Corp.
2.25%, 10/08/19[a]	$44,090	$44,800,246
2.38%, 01/15/19[a]	12,698	13,008,585
2.50%, 10/15/22	11,559	11,546,515
2.80%, 07/08/21	16,102	16,560,506
3.40%, 07/08/24 (Call 04/08/24)[a]	34,877	36,836,829
3.63%, 07/15/23[a]	11,175	11,999,579
3.88%, 07/15/20	3,874	4,217,182
4.30%, 07/08/34 (Call 01/08/34)	27,620	30,109,819
4.50%, 07/08/44 (Call 01/08/44)[a]	17,402	19,485,782
5.00%, 07/08/19	21,966	24,787,115
5.38%, 07/15/40	18,160	22,339,885
5.75%, 04/15/18[a]	28,410	32,128,670
6.13%, 07/08/39	16,310	21,618,363
6.50%, 04/15/38	4,539	6,237,164

		523,108,698
TELECOMMUNICATIONS — 7.83%
AT&T Corp.
8.00%, 11/15/31	13,744	20,289,088
AT&T Inc.
2.30%, 03/11/19[a]	10,015	10,036,856
2.38%, 11/27/18[a]	18,878	19,008,171
2.63%, 12/01/22 (Call 09/01/22)[a]	23,927	23,057,959
3.00%, 02/15/22[a]	22,065	21,855,118
3.88%, 08/15/21	19,653	20,647,672
3.90%, 03/11/24 (Call 12/11/23)[a]	16,025	16,683,002
4.30%, 12/15/42 (Call 06/15/42)	3,840	3,593,613
4.35%, 06/15/45 (Call 12/15/44)	40,629	38,068,126
4.45%, 05/15/21	15,093	16,337,643
4.80%, 06/15/44 (Call 12/15/43)	37,275	37,475,797
5.35%, 09/01/40	36,490	38,625,745
5.50%, 02/01/18	14,447	15,900,916
5.55%, 08/15/41	29,397	31,918,710
5.60%, 05/15/18	11,616	12,908,642
5.80%, 02/15/19	20,850	23,592,532

SCHEDULES OF INVESTMENTS	155

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.30%, 01/15/38	$18,040	$21,249,496
6.50%, 09/01/37	13,800	16,648,625
6.55%, 02/15/39	14,300	17,344,298
British Telecommunications PLC
2.35%, 02/14/19	18,420	18,614,497
9.63%, 12/15/30	22,588	36,603,142
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	1,577	1,597,345
Cisco Systems Inc.
2.13%, 03/01/19	15,785	16,061,618
3.63%, 03/04/24[a]	15,550	16,808,636
4.45%, 01/15/20	29,447	32,873,895
4.95%, 02/15/19	17,763	19,964,235
5.50%, 01/15/40	26,360	32,965,979
5.90%, 02/15/39	18,750	24,413,316
Deutsche Telekom International Finance BV
6.00%, 07/08/19	7,461	8,670,146
6.75%, 08/20/18	7,082	8,257,220
8.75%, 06/15/30[a]	37,444	56,933,834
GTE Corp.
6.94%, 04/15/28	200	257,644
New Cingular Wireless Services Inc.
8.75%, 03/01/31	8,801	13,057,592
Orange SA
2.75%, 02/06/19	14,219	14,618,766
4.13%, 09/14/21[a]	12,524	13,602,359
5.38%, 07/08/19	5,551	6,288,912
5.38%, 01/13/42	12,140	14,096,936
5.50%, 02/06/44 (Call 08/06/43)[a]	10,722	12,770,024
9.00%, 03/01/31	26,328	40,402,980
Qwest Corp.
6.75%, 12/01/21	16,852	19,511,246
6.88%, 09/15/33 (Call 03/30/15)[a]	6,680	6,713,400
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)[a]	11,094	11,816,126
5.00%, 03/15/44 (Call 09/15/43)[a]	6,705	7,452,048
6.80%, 08/15/18	16,365	18,971,066

Security	Principal (000s)	Value
Telefonica Emisiones SAU
3.19%, 04/27/18	$11,352	$11,841,489
4.57%, 04/27/23[a]	11,350	12,617,713
5.13%, 04/27/20	17,089	19,279,511
5.46%, 02/16/21[a]	9,841	11,331,614
5.88%, 07/15/19[a]	12,111	14,017,111
7.05%, 06/20/36	25,185	34,065,767
Telefonica Europe BV
8.25%, 09/15/30	11,478	16,458,416
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)[a]	13,300	12,811,937
3.00%, 11/01/21 (Call 09/01/21)	18,679	18,877,126
3.45%, 03/15/21	11,000	11,447,056
3.50%, 11/01/21	12,412	12,891,148
3.50%, 11/01/24 (Call 08/01/24)[a]	8,600	8,793,151
3.65%, 09/14/18	27,072	28,678,994
3.85%, 11/01/42 (Call 05/01/42)	9,700	8,885,043
4.15%, 03/15/24 (Call 12/15/23)	6,112	6,557,953
4.40%, 11/01/34 (Call 05/01/34)[a]	15,445	15,748,619
4.50%, 09/15/20	29,483	32,443,978
4.60%, 04/01/21	9,349	10,287,884
4.75%, 11/01/41	10,300	10,661,990
4.86%, 08/21/46[a,c]	15,500	16,347,957
5.01%, 08/21/54[c]	26,750	27,859,772
5.05%, 03/15/34 (Call 12/15/33)	9,622	10,521,642
5.15%, 09/15/23	82,375	94,392,606
5.85%, 09/15/35	8,375	9,935,644
6.00%, 04/01/41	5,297	6,460,924
6.10%, 04/15/18	7,536	8,510,395
6.25%, 04/01/37	4,982	6,143,353
6.35%, 04/01/19	12,335	14,335,054
6.40%, 09/15/33	46,840	58,855,158
6.40%, 02/15/38	12,102	15,202,105
6.55%, 09/15/43	116,906	153,274,475
6.90%, 04/15/38	10,595	14,105,116
7.35%, 04/01/39	8,515	11,726,255
7.75%, 12/01/30	17,415	24,359,611

156	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBOXX $ INVESTMENT GRADE CORPORATE BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Vodafone Group PLC
2.50%, 09/26/22[a]	$12,819	$12,307,853
2.95%, 02/19/23	28,260	27,864,233
4.38%, 02/19/43	26,843	26,394,319
5.45%, 06/10/19	13,650	15,444,163
6.15%, 02/27/37	10,486	12,667,633
7.88%, 02/15/30	2,500	3,407,113

		1,726,376,852
TRANSPORTATION — 0.82%
Burlington Northern Santa Fe LLC
3.85%, 09/01/23 (Call 06/01/23)[a]	5,200	5,589,054
4.45%, 03/15/43 (Call 09/15/42)	4,981	5,303,563
4.55%, 09/01/44 (Call 03/01/44)	13,125	14,308,467
4.70%, 10/01/19	7,268	8,114,534
4.90%, 04/01/44 (Call 10/01/43)	14,895	16,951,176
5.75%, 05/01/40 (Call 11/01/39)	9,847	12,339,340
CSX Corp.
4.10%, 03/15/44 (Call 09/15/43)	8,250	8,523,065
FedEx Corp.
4.00%, 01/15/24[a]	12,451	13,481,650
5.10%, 01/15/44	12,830	14,781,106
8.00%, 01/15/19	1,765	2,148,177
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	10,791	12,104,537
United Parcel Service Inc.
2.45%, 10/01/22	8,395	8,355,120
3.13%, 01/15/21	18,264	19,264,363
5.13%, 04/01/19	17,184	19,472,998
6.20%, 01/15/38	14,737	19,840,702

		180,577,852

TOTAL CORPORATE BONDS & NOTES
(Cost: $20,892,927,915)		21,714,058,331

Security	Principal or Shares (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 0.10%
U.S. Treasury Note/Bond
1.50%, 11/30/19[a]	$10,000	$10,006,500
5.38%, 02/15/31[a]	8,000	11,274,480

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $21,446,584)		21,280,980

SHORT-TERM INVESTMENTS — 6.92%

MONEY MARKET FUNDS — 6.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[b,d,e]	1,271,016	1,271,015,588
BlackRock Cash Funds: Prime, SL Agency Shares
0.15%[b,d,e]	103,478	103,478,383
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,d]	150,370	150,370,466

		1,524,864,437

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,524,864,437)		1,524,864,437

TOTAL INVESTMENTS IN SECURITIES — 105.52%
(Cost: $22,439,238,936)		23,260,203,748
Other Assets, Less Liabilities — (5.52)%		(1,216,047,062)

NET ASSETS — 100.00%		$22,044,156,686

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	157

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2015

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$17,646,309,367	$20,810,725,266
Affiliated (Note 2)	2,494,737,154	1,628,513,670

Total cost of investments	$20,141,046,521	$22,439,238,936

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$17,608,640,517	$21,629,866,179
Affiliated (Note 2)	2,494,737,154	1,630,337,569

Total fair value of investments	20,103,377,671	23,260,203,748
Cash	19,477,832	3,143,399
Receivables:
Investment securities sold	31,874,917	211,739,474
Due from custodian (Note 4)	7,224,197	—
Interest	300,429,495	226,928,674
Capital shares sold	47,367,929	1,398,092

Total Assets	20,509,752,041	23,703,413,387

LIABILITIES
Payables:
Investment securities purchased	132,568,888	282,341,096
Collateral for securities on loan (Note 1)	2,349,592,279	1,374,493,971
Investment advisory fees (Note 2)	6,411,488	2,421,634

Total Liabilities	2,488,572,655	1,659,256,701

NET ASSETS	$18,021,179,386	$22,044,156,686

Net assets consist of:
Paid-in capital	$18,115,251,452	$21,192,318,943
Undistributed net investment income	71,730,044	58,121,054
Accumulated net realized loss	(128,133,260)	(27,248,123)
Net unrealized appreciation (depreciation)	(37,668,850)	820,964,812

NET ASSETS	$18,021,179,386	$22,044,156,686

Shares outstanding[b]	196,500,000	181,500,000

Net asset value per share	$91.71	$121.46

[a]	Securities on loan with values of $2,253,186,561 and $1,331,714,305, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

158	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2015

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$792,139,698	$640,486,942
Interest — affiliated (Note 2)	3,409	2,327,133
Securities lending income — affiliated (Note 2)	8,961,349	2,363,611

Total investment income	801,104,456	645,177,686

EXPENSES
Investment advisory fees (Note 2)	68,211,623	26,975,604

Total expenses	68,211,623	26,975,604

Net investment income	732,892,833	618,202,082

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(117,047,880)	2,142,484
In-kind redemptions — unaffiliated	206,619,376	241,644,571
In-kind redemptions — affiliated (Note 2)	—	159,198

Net realized gain	89,571,496	243,946,253

Net change in unrealized appreciation/depreciation	(443,808,309)	422,605,288

Net realized and unrealized gain (loss)	(354,236,813)	666,551,541

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$378,656,020	$1,284,753,623

See notes to financial statements.

FINANCIAL STATEMENTS	159

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBoxx $ High Yield Corporate Bond ETF		iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year ended February 28, 2015	Year ended February 28, 2014	Year ended February 28, 2015	Year ended February 28, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$732,892,833	$905,215,857	$618,202,082	$694,744,431
Net realized gain	89,571,496	381,730,862	243,946,253	765,222,721
Net change in unrealized appreciation/depreciation	(443,808,309)	(243,049,932)	422,605,288	(1,495,959,269)

Net increase (decrease) in net assets resulting from operations	378,656,020	1,043,896,787	1,284,753,623	(35,992,117)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(728,101,752)	(920,212,310)	(608,603,942)	(719,984,353)

Total distributions to shareholders	(728,101,752)	(920,212,310)	(608,603,942)	(719,984,353)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,814,656,864	6,299,437,487	9,047,865,314	5,974,503,669
Cost of shares redeemed	(6,024,890,999)	(7,919,752,649)	(4,578,159,032)	(12,357,229,328)

Net increase (decrease) in net assets from capital share transactions	4,789,765,865	(1,620,315,162)	4,469,706,282	(6,382,725,659)

INCREASE (DECREASE) IN NET ASSETS	4,440,320,133	(1,496,630,685)	5,145,855,963	(7,138,702,129)

NET ASSETS
Beginning of year	13,580,859,253	15,077,489,938	16,898,300,723	24,037,002,852

End of year	$18,021,179,386	$13,580,859,253	$22,044,156,686	$16,898,300,723

Undistributed net investment income included in net assets at end of year	$71,730,044	$66,938,963	$58,121,054	$48,522,914

SHARES ISSUED AND REDEEMED
Shares sold	117,800,000	68,000,000	75,600,000	51,200,000
Shares redeemed	(64,800,000)	(85,400,000)	(38,500,000)	(107,000,000)

Net increase (decrease) in shares outstanding	53,000,000	(17,400,000)	37,100,000	(55,800,000)

See notes to financial statements.

160	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield Corporate Bond ETF
	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011
Net asset value, beginning of year	$94.64	$93.71	$91.40	$91.75	$86.03

Income from investment operations:
Net investment income[a]	4.96	5.58	6.15	6.74	7.45
Net realized and unrealized gain (loss)[b]	(2.89)	0.98	2.31	(0.45)	5.65

Total from investment operations	2.07	6.56	8.46	6.29	13.10

Less distributions from:
Net investment income	(5.00)	(5.63)	(6.15)	(6.64)	(7.38)

Total distributions	(5.00)	(5.63)	(6.15)	(6.64)	(7.38)

Net asset value, end of year	$91.71	$94.64	$93.71	$91.40	$91.75

Total return	2.22%	7.31%	9.68%	7.35%	16.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$18,021,179	$13,580,859	$15,077,490	$14,258,718	$8,257,928
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.37%	6.01%	6.73%	7.60%	8.44%
Portfolio turnover rate[c]	11%	11%	19%	13%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	161

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011
Net asset value, beginning of year	$117.02	$120.06	$116.86	$108.74	$105.18

Income from investment operations:
Net investment income[a]	4.06	4.25	4.60	5.00	5.24
Net realized and unrealized gain (loss)[b]	4.42	(2.94)	3.22	8.08	3.58

Total from investment operations	8.48	1.31	7.82	13.08	8.82

Less distributions from:
Net investment income	(4.04)	(4.35)	(4.61)	(4.96)	(5.26)
Net realized gain	—	—	(0.01)	—	—

Total distributions	(4.04)	(4.35)	(4.62)	(4.96)	(5.26)

Net asset value, end of year	$121.46	$117.02	$120.06	$116.86	$108.74

Total return	7.35%	1.19%	6.81%	12.37%	8.59%

Ratios/Supplemental data:
Net assets, end of year (000s)	$22,044,157	$16,898,301	$24,037,003	$19,563,089	$12,940,161
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	3.42%	3.66%	3.87%	4.48%	4.83%
Portfolio turnover rate[c]	9%	6%	5%	4%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

162	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBoxx $ High Yield Corporate Bond	Diversified
iBoxx $ Investment Grade Corporate Bond	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

NOTES TO FINANCIAL STATEMENTS	163

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

164	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of February 28, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
iBoxx $ High Yield Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$17,608,640,517	$—	$17,608,640,517
Money Market Funds	2,494,737,154	—	—	2,494,737,154

	$2,494,737,154	$17,608,640,517	$—	$20,103,377,671

iBoxx $ Investment Grade Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$21,714,058,331	$—	$21,714,058,331
U.S. Government Obligations	—	21,280,980	—	21,280,980
Money Market Funds	1,524,864,437	—	—	1,524,864,437

	$1,524,864,437	$21,735,339,311	$—	$23,260,203,748

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors

NOTES TO FINANCIAL STATEMENTS	165

Notes to Financial Statements (Continued)

iSHARES® TRUST

(“BFA”), the Funds’ investment adviser, or its affiliates. As of February 28, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of February 28, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of February 28, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBoxx $ High Yield Corporate Bond	$2,253,186,561	$2,253,186,561	$—
iBoxx $ Investment Grade Corporate Bond	1,331,714,305	1,331,714,305	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

166	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares iBoxx $ High Yield Corporate Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $19 billion
0.4750	[a]	Over $19 billion, up to and including $33 billion
0.4513	[a]	Over $33 billion, up to and including $58 billion
0.4287	[a]	Over $58 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to the iShares iBoxx $ Investment Grade Corporate Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.1500%		First $121 billion
0.1425	[a]	Over $121 billion, up to and including $211 billion
0.1354	[a]	Over $211 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	167

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended February 28, 2015, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
iBoxx $ High Yield Corporate Bond	$3,578,242
iBoxx $ Investment Grade Corporate Bond	1,012,829

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended February 28, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended February 28, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
iBoxx $ Investment Grade Corporate Bond
PNC Bank N.A.
2.20%, 01/28/19	$3,525	$14,000	$—	$17,525	$17,763,373	$231,247	$—
2.25%, 07/02/19	—	5,250	—	5,250	5,312,525	72,197	—
2.40%, 10/18/19	—	2,250	—	2,250	2,277,362	5,688	—
2.70%, 11/01/22	15,250	10,300	—	25,550	25,260,973	499,554	—
2.95%, 01/30/23	5,000	800	—	5,800	5,821,332	164,215	—
3.80%, 07/25/23	17,100	7,328	(4,500)	19,928	21,071,548	621,575	159,198
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24	—	10,470	—	10,470	10,921,578	263,189	—
PNC Funding Corp.
3.30%, 03/08/22	7,069	1,000	—	8,069	8,389,061	215,058	—
4.38%, 08/11/20	3,523	250		3,773	4,161,212	123,505	—
5.13%, 02/08/20	3,769	196	—	3,965	4,494,168	124,126	—

					$105,473,132	$2,320,354	$159,198

168	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2015 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
iBoxx $ High Yield Corporate Bond	$—	$—	$2,752,966,413	$1,547,679,007
iBoxx $ Investment Grade Corporate Bond	415,378,724	435,193,442	3,762,964,203	1,242,664,576

In-kind transactions (see Note 4) for the year ended February 28, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBoxx $ High Yield Corporate Bond	$9,394,629,508	$5,847,688,496
iBoxx $ Investment Grade Corporate Bond	6,609,904,250	4,497,944,461

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

NOTES TO FINANCIAL STATEMENTS	169

Notes to Financial Statements (Continued)

iSHARES® TRUST

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The iShares iBoxx $ High Yield Corporate Bond ETF invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-“by Standard & Poor’s Ratings Services and Fitch or

170	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

“Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of February 28, 2015, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBoxx $ High Yield Corporate Bond	$206,238,161	$—	$(206,238,161)
iBoxx $ Investment Grade Corporate Bond	240,450,303	—	(240,450,303)

The tax character of distributions paid during the years ended February 28, 2015 and February 28, 2014 was as follows:

iShares ETF	2015	2014
iBoxx $ High Yield Corporate Bond
Ordinary income	$728,101,752	$920,212,310

iBoxx $ Investment Grade Corporate Bond
Ordinary income	$608,603,942	$719,984,353

As of February 28, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
iBoxx $ High Yield Corporate Bond	$71,730,044	$(54,463,578)	$(37,923,934)	$(73,414,598)	$(94,072,066)
iBoxx $ Investment Grade Corporate Bond	58,121,054	(24,593,863)	818,310,552	—	851,837,743

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	171

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of February 28, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Total
iBoxx $ High Yield Corporate Bond	$47,789,036	$6,496,723	$177,819	$54,463,578
iBoxx $ Investment Grade Corporate Bond	24,593,863	—	—	24,593,863

[a]	Must be utilized prior to losses subject to expiration.

For the year ended February 28, 2015, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
iBoxx $ Investment Grade Corporate Bond	$3,986,062

As of February 28, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBoxx $ High Yield Corporate Bond	$20,141,301,605	$318,258,004	$(356,181,938)	$(37,923,934)
iBoxx $ Investment Grade Corporate Bond	22,441,893,196	884,292,738	(65,982,186)	818,310,552

Management has analyzed tax laws and regulations and their application to the Funds as of February 28, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

172	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF (the “Funds”) at February 28, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 21, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	173

Notes:

174	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1010-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Interest Rate Hedged 10+ Year Credit Bond ETF | CLYH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

U.S. BOND MARKET OVERVIEW

U.S. bonds returned approximately 2% for the 12 months ended October 31, 2015 (the “reporting period”). The modest bond market returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth—sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0. 2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

A number of other factors buffeted the fixed-income market during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on financial markets. Greece and Puerto Rico wrestled with potential defaults on their government debt. The U.S. dollar strengthened against most major currencies during the reporting period, which made U.S. investments more attractive to international investors but created headwinds for the domestic economy.

Investor concerns brought on by many of these factors, as well as uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy, led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period.

Mortgage-backed securities were the leading performers for the reporting period. Both residential and commercial mortgage-backed securities benefited from investor demand for high credit quality and relatively high yields. U.S. Treasury bonds were also among the better performers in the fixed-income market. In addition to the flight to quality, Treasury securities benefited from their interest-rate sensitivity as declining yields across most maturity sectors of the Treasury market led to rising bond prices. The primary exception was Treasury inflation-protected securities, which posted negative returns for the reporting period, reflecting a lack of investor demand for inflation protection.

Corporate bonds underperformed the broader bond market for the reporting period. Corporate bonds tend to have greater credit risk than other sectors of the bond market, and the broad flight to quality led to reduced demand for corporate securities. In particular, high-yield corporate bonds were among the only sectors of the bond market to decline for the reporting period.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Performance as of October 31, 2015

Cumulative Total Returns
Since Inception
Fund NAV	(3.19)%
Fund Market	(3.31)%
Barclays U.S. Long Credit Interest Rate Swaps Hedged Index	(3.82)%

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The Barclays U.S. Long Credit Interest Rate Swaps Hedged Index is an unmanaged index that consists of the Barclays U.S. Long Credit Index plus interest rate swaps that intend to hedge the interest rate exposure of the existing Barclays U.S. Long Credit Index.

For the fiscal period ended 10/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (7/22/15) [a]	Ending Account Value (10/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$968.10	$0.33	$1,000.00	$1,024.60	$0.61	0.12%

[a]	The beginning of the period (commencement of operations) is July 22, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (101 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance  (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

The iShares Interest Rate Hedged 10+ Year Credit Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of investment-grade U.S. corporate bonds and U.S. dollar-denominated bonds, including those of non-U.S. corporations and governments, with remaining maturities greater than ten years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares 10+ Year Credit Bond ETF (“CLY”). The Fund attempts to mitigate the interest rate risk of CLY by holding short positions in U.S. Treasury futures or interest rate swaps. For the period from July 22, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was -3.19%, net of fees.

The Fund declined by approximately 3% for the reporting period. During the reporting period, investment-grade corporate bonds (as represented by the Fund’s investment in CLY) experienced a modest positive return. The interest rate hedging activity detracted from Fund performance during the reporting period, as U.S. bond yields declined overall.

Long-term corporate bonds experienced significant volatility during the reporting period. One factor was uncertainty surrounding a potential interest rate increase by the Fed, which had signaled its intent to raise its short-term interest rate target sometime in 2015. However, decelerating global economic growth, particularly in China, and a lack of inflation led the Fed to hold its short-term interest rate target steady throughout the reporting period.

Another factor was a stronger U.S. dollar, which reduced demand for exports and crimped corporate profit margins for multinational companies, putting downward pressure on corporate bonds. During the last month of the reporting period, however, economic and interest rate policy concerns subsided, paving the way for a rebound in long-term corporate bonds.

From a credit perspective, higher-rated investment-grade bonds generally outperformed lower-rated securities within CLY during the reporting period, as a flight to quality helped higher-quality bonds outperform riskier assets.

ALLOCATION BY INVESTMENT TYPE1

As of 10/31/15

Investment Type	Percentage of Total Investments[2]

Corporate Bonds & Notes	83.73%
Municipal Debt Obligations	8.82
Foreign Government Obligations	7.45

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY1

As of 10/31/15

Moody’s Credit Rating[3]	Percentage of Total Investments[2]

Aaa	2.54%
Aa	13.10
A	37.06
Baa	44.82
Ba	0.98
Not Rated	1.50

TOTAL	100.00%

[1]	Reflects the allocation by investment type and credit quality of the iShares 10+ Year Credit Bond ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 (or commencement of operations, as applicable) and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 92.09%
EXCHANGE-TRADED FUNDS — 92.09%
iShares 10+ Year Credit Bond ETF[a]	134,996	$7,762,270

		7,762,270

TOTAL INVESTMENT COMPANIES
(Cost: $7,729,860)		7,762,270

SHORT-TERM INVESTMENTS — 3.10%
MONEY MARKET FUNDS — 3.10%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,b]	261,689	261,689

		261,689

TOTAL SHORT-TERM INVESTMENTS
(Cost: $261,689)		261,689

TOTAL INVESTMENTS IN SECURITIES — 95.19%
(Cost: $7,991,549)		8,023,959
Other Assets, Less Liabilities — 4.81%		405,322

NET ASSETS — 100.00%		$8,429,281

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Centrally cleared short interest rate swaps outstanding as of October 31, 2015 were as follows:

Fixed Rate	Floating Rate	Expiration Date	Clearinghouse	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.96%*	3-month LIBOR	7/24/2017	Chicago Mercantile	$(175,000)	$(263)	$(328)
1.81%*	3-month LIBOR	7/24/2020	Chicago Mercantile	(500,000)	(5,632)	(2,220)
2.43%*	3-month LIBOR	7/24/2025	Chicago Mercantile	(2,000,000)	(54,583)	(10,810)
2.44%*	3-month LIBOR	10/2/2035	Chicago Mercantile	(2,750,000)	(618)	13,439
2.87%*	3-month LIBOR	7/24/2045	Chicago Mercantile	(1,700,000)	(55,203)	(58,243)

Net unrealized depreciation						(58,162)

*	Fund pays the fixed rate and receives the floating rate.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	9

Statement of Assets and Liabilities

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

October 31, 2015

ASSETS
Investments, at cost:
Affiliated (Note 2)	$7,991,549

Total cost of investments	$7,991,549

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$8,023,959

Total fair value of investments	8,023,959
Cash pledged for centrally cleared swaps	400,000
Receivables:
Dividends and interest	79
Capital shares sold	97,363

Total Assets	8,521,401

LIABILITIES
Payables:
Investment securities purchased	57,503
Variation margin on centrally cleared swaps	33,905
Investment advisory fees (Note 2)	712

Total Liabilities	92,120

NET ASSETS	$8,429,281

Net assets consist of:
Paid-in capital	$8,471,974
Accumulated net realized loss	(16,941)
Net unrealized depreciation	(25,752)

NET ASSETS	$8,429,281

Shares outstanding[a]	350,000

Net asset value per share	$24.08

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Period from July 22, 2015 (commencement of operations) to October 31, 2015

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$42,159
Interest — affiliated (Note 2)	6

Total investment income	42,165

EXPENSES
Investment advisory fees (Note 2)	3,770

Total expenses	3,770
Less investment advisory fees waived (Note 2)	(2,509)

Net expenses	1,261

Net investment income	40,904

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(184)
Swaps	(35,560)

Net realized loss	(35,744)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	32,410
Swaps	(58,162)

Net change in unrealized appreciation/depreciation	(25,752)

Net realized and unrealized loss	(61,496)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,592)

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Changes in Net Assets

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Period from July 22, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$40,904
Net realized loss	(35,744)
Net change in unrealized appreciation/depreciation	(25,752)

Net decrease in net assets resulting from operations	(20,592)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(22,101)
Return of capital	(11,253)

Total distributions to shareholders	(33,354)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,483,227

Net increase in net assets from capital share transactions	8,483,227

INCREASE IN NET ASSETS	8,429,281

NET ASSETS
Beginning of period	—

End of period	$8,429,281

SHARES ISSUED
Shares sold	350,000

Net increase in shares outstanding	350,000

[a]	Commencement of operations.

See notes to financial statements.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

(For a share outstanding throughout the period)

Period from Jul. 22, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.10

Income from investment operations:
Net investment income[b]	0.26
Net realized and unrealized loss[c]	(1.09)

Total from investment operations	(0.83)

Less distributions from:
Net investment income	(0.13)
Return of capital	(0.06)

Total distributions	(0.19)

Net asset value, end of period	$24.08

Total return	(3.19)%[d,e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,429
Ratio of expenses to average net assets[f,g]	0.12%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.35%
Ratio of net investment income to average net assets[f]	3.80%
Portfolio turnover rate[h,i]	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was -3.31%.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged 10+ Year Credit Bond[a]	Diversified

[a]	The Fund commenced operations on July 22, 2015.

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares Trust (an “underlying fund”), an affiliate of the Fund. The financial statement and schedule of investments for the underlying fund can be found elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of October 31, 2015. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-Traded Funds	$7,762,270	$—	$—	$7,762,270
Money Market Funds	261,689	—	—	261,689

Total	$8,023,959	$—	$—	$8,023,959

Derivative Financial Instruments:[a]
Assets:
Centrally Cleared Interest Rate Swaps	$—	$13,439	$—	$13,439
Liabilities:
Centrally Cleared Interest Rate Swaps	—	(71,601)	—	(71,601)

Total	$—	$(58,162)	$—	$(58,162)

[a]	Shown at the unrealized appreciation (depreciation) on contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions from other iShares funds held, if any, are recognized on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.35% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees through February 28, 2017 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates. BFA has also contractually agreed to reduce its investment advisory fees for the Fund through February 28, 2017 on assets attributable to the Fund’s investments in the iShares 10+ Year Credit Bond ETF (“CLY”) (and those assets used by the Fund to hedge the securities in CLY’s portfolio) such that the Fund’s total annual investment advisory fee is equal to CLY’s net total expense ratio after fee waiver plus 0.10%.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Fund (excluding money market funds) during the period ended October 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
iShares 10+ Year Credit Bond ETF	—	140,546	(5,550)	134,996	$7,762,270	$42,159	$(184)

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2015, were $142,849 and $318,442, respectively.

In-kind purchases and sales (see Note 4) for the period ended October 31, 2015, were $7,905,636 and $  —, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statement of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

5.	INTEREST RATE SWAPS

The Fund may enter into short positions in interest rate swaps in an attempt to mitigate interest rate risk by economically hedging the value of fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Swap agreements are privately negotiated in the over-the-counter market. The Fund enters into centrally cleared interest rate swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is recorded on the statement of assets and liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the statement of assets and liabilities. Payments received from (paid to) the CCP, including at termination, are recorded as realized gain (loss) in the statement of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

The following table shows the value of interest rate swaps held by the Fund as of October 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Centrally cleared interest rate swaps:
Variation margin/Net assets consist of – net unrealized depreciation[a]	$13,439

[a]

Represents cumulative appreciation of centrally cleared interest rate swaps as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

Liabilities
Centrally cleared interest rate swaps:
Variation margin/Net assets consist of – net unrealized depreciation[b]	$71,601

[b]

Represents cumulative depreciation of centrally cleared interest rate swaps as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

The following table shows the realized and unrealized gains (losses) on interest rate swaps held by the Fund during the period ended October 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Centrally cleared interest rate swaps:
Swaps	$(35,560)	$(58,162)

For the period ended October 31, 2015, the average quarter-end notional value of open interest rate swaps for the Fund (where the Fund pays the fixed rate), was $4,825,000.

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its direct or indirect investment in fixed income and financial derivative instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests a substantial amount of its assets indirectly in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The Fund invests a substantial amount of its assets indirectly in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to the accounting for swap agreements, were reclassified to the following accounts:

Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(18,803)	$18,803

The tax character of distributions paid during the period ended October 31, 2015 was as follows:

2015
Ordinary income	$22,101
Return of capital	11,253

$33,354

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
$ (16,141)	$(26,552)	$(42,693)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2015, the Fund had non-expiring capital loss carryforwards in the amount of $16,141 available to offset future realized capital gains.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

As of October 31, 2015, the cost of investments for federal income tax purposes was $7,992,349. Net unrealized appreciation was $31,610, of which $32,410 represented gross unrealized appreciation on securities and $800 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Interest Rate Hedged 10+ Year Credit Bond ETF (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for the period July 22, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that the Fund’s pricing reflects its interest rate hedging strategy, as compared to many of the competitor funds as determined by Lipper, which are not interest rate hedged. In addition, the Board noted that the Lipper Group contained only four funds.

Because the Fund had not commenced operations as of December 31, 2014, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	23

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Nature, Extent and Quality of Services to be Provided by BFA — The Board noted that the Fund had not commenced operations as of December 31, 2014, and reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — While the Board reviewed information about the profitability of the iShares complex to BlackRock based on fees payable to BFA and its affiliates (including fees under advisory contracts with iShares funds), and all other sources of revenue and expense to BFA and its affiliates from iShares funds’ operations for the last calendar year, the Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2014. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services to be provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund had not commenced operations as of December 31, 2014. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Supplemental Information (Unaudited)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.187360	$—	$0.002617	$0.189977	99%	—%	1%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES® INTEREST RATE HEDGED 10+ YEAR CREDIT BOND ETF

Period Covered: July 22, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	2%
Greater than 1.0% and Less than 1.5%	1	2
Greater than 0.5% and Less than 1.0%	1	2
Between 0.5% and -0.5%	47	94

	50	100%

SUPPLEMENTAL INFORMATION	27

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Director of iShares, Inc. (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2011); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares, Inc. (since 2007); Independent Chairman of iShares, Inc. and iShares Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Director of iShares, Inc. (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2011); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).

Trustee of iShares Trust (since 2005);

Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	29

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (60)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005).

John E. Martinez (54)	Trustee (since 2011); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares, Inc. (since 2003).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares, Inc. (since 2011); Director, Cavium, Inc. (since 2013).

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	31

Schedule of Investments  (Unaudited)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 81.47%

ADVERTISING — 0.03%
WPP Finance 2010
5.63%, 11/15/43	$220	$229,059

		229,059
AEROSPACE & DEFENSE — 1.50%
Boeing Co. (The)
3.30%, 03/01/35 (Call 09/01/34)	335	305,319
3.50%, 03/01/45 (Call 09/01/44)	400	363,706
6.88%, 03/15/39	270	375,346
General Dynamics Corp.
3.60%, 11/15/42 (Call 05/15/42)	454	417,810
Lockheed Martin Corp.
3.60%, 03/01/35 (Call 09/01/34)	478	431,436
3.80%, 03/01/45 (Call 09/01/44)	250	221,273
4.07%, 12/15/42	1,241	1,152,340
4.85%, 09/15/41	508	526,294
Series B
6.15%, 09/01/36	175	210,301
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	100	89,750
4.75%, 06/01/43	420	433,786
5.05%, 11/15/40	390	416,536
Northrop Grumman Systems Corp.
7.75%, 02/15/31	400	534,049
Raytheon Co.
4.20%, 12/15/44 (Call 06/15/44)	215	215,351
4.70%, 12/15/41	420	450,325
4.88%, 10/15/40	190	208,157
7.20%, 08/15/27	150	199,755
Rockwell Collins Inc.
4.80%, 12/15/43 (Call 06/15/43)	250	270,086
United Technologies Corp.
4.50%, 06/01/42	3,250	3,310,834
5.70%, 04/15/40	305	363,001
6.05%, 06/01/36	175	211,684
6.70%, 08/01/28	775	997,522

		11,704,661
AGRICULTURE — 1.23%
Altria Group Inc.
4.25%, 08/09/42	500	460,898
5.38%, 01/31/44	1,620	1,752,583
9.95%, 11/10/38	177	285,056

Security	Principal (000s)	Value
10.20%, 02/06/39	$135	$221,788
Archer-Daniels-Midland Co.
4.02%, 04/16/43[a]	630	617,255
4.54%, 03/26/42	373	396,518
Lowe’s Companies Inc.
4.25%, 09/15/44 (Call 03/15/44)	300	299,001
Philip Morris International Inc.
4.13%, 03/04/43	200	191,603
4.25%, 11/10/44[a]	1,800	1,750,238
4.88%, 11/15/43	225	239,857
6.38%, 05/16/38	636	798,564
Reynolds American Inc.
4.75%, 11/01/42	200	192,925
5.70%, 08/15/35 (Call 02/15/35)	300	323,450
5.85%, 08/15/45 (Call 02/15/45)	1,060	1,169,786
6.15%, 09/15/43	350	396,384
7.25%, 06/15/37	403	504,001

		9,599,907
AIRLINES — 0.43%
American Airlines 2014-1 Pass Through Trust Class A
3.70%, 04/01/28	188	187,423
American Airlines 2015-1 Pass Through Trust Class A
3.38%, 11/01/28	1,677	1,626,690
Hawaiian Airlines 2013-1 Pass Through Certificates Class A
3.90%, 01/15/26[a]	420	414,015
United Airlines 2014-2 Pass Through Trust Class A
3.75%, 03/03/28	1,090	1,095,450

		3,323,578
APPAREL — 0.12%
NIKE Inc.
3.63%, 05/01/43 (Call 11/01/42)	250	232,872
3.88%, 11/01/45	220	215,978
VF Corp.
6.00%, 10/15/33	150	182,523
6.45%, 11/01/37	250	324,286

		955,659
AUTO MANUFACTURERS — 0.71%
Daimler Finance North America LLC
8.50%, 01/18/31	538	781,474

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Ford Motor Co.
4.75%, 01/15/43[a]	$900	$881,105
6.38%, 02/01/29	350	405,366
7.45%, 07/16/31	1,300	1,661,813
General Motors Co.
5.20%, 04/01/45	750	734,484
6.25%, 10/02/43	950	1,038,059

		5,502,301
AUTO PARTS & EQUIPMENT — 0.14%
BorgWarner Inc.
4.38%, 03/15/45 (Call 09/15/44)	185	164,943
Johnson Controls Inc.
4.63%, 07/02/44 (Call 01/02/44)	375	325,970
6.00%, 01/15/36	525	560,728

		1,051,641
BANKS — 8.67%
Bank of America Corp.
4.25%, 10/22/26	2,100	2,096,056
4.88%, 04/01/44	1,300	1,354,233
5.00%, 01/21/44	675	712,982
5.88%, 02/07/42[a]	570	668,483
6.11%, 01/29/37	950	1,102,015
7.75%, 05/14/38	900	1,241,476
Bank of New York Mellon Corp. (The)
3.95%, 11/18/25 (Call 10/18/25)[a]	275	290,039
Bank One Corp.
7.63%, 10/15/26	70	89,445
8.00%, 04/29/27	318	418,670
Barclays PLC
5.25%, 08/17/45	1,010	1,050,443
Branch Banking & Trust Co.
3.80%, 10/30/26 (Call 09/30/26)	500	506,642
Citigroup Inc.
4.30%, 11/20/26	1,900	1,891,446
4.45%, 09/29/27	1,500	1,499,741
4.65%, 07/30/45	1,000	1,006,389
4.95%, 11/07/43	450	471,751
5.30%, 05/06/44	550	578,380
5.88%, 01/30/42	720	841,941
6.13%, 08/25/36	440	507,296
6.63%, 06/15/32	675	802,891
6.68%, 09/13/43	275	341,908
6.88%, 02/15/98	75	96,270
8.13%, 07/15/39	485	706,397

Security	Principal (000s)	Value
Comerica Inc.
3.80%, 07/22/26	$250	$245,630
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
5.25%, 05/24/41	250	283,667
5.25%, 08/04/45	750	786,000
5.75%, 12/01/43	1,350	1,515,088
Credit Suisse Group Funding Guernsey Ltd.
4.88%, 05/15/45[b]	750	749,412
Discover Bank/Greenwood DE
4.25%, 03/13/26	500	506,198
Fifth Third Bancorp
8.25%, 03/01/38	450	642,265
Goldman Sachs Group Inc. (The)
4.75%, 10/21/45	500	506,368
4.80%, 07/08/44 (Call 01/08/44)	1,750	1,766,146
5.15%, 05/22/45	250	249,242
5.95%, 01/15/27	950	1,074,460
6.13%, 02/15/33[a]	1,030	1,228,169
6.25%, 02/01/41	1,650	1,986,862
6.45%, 05/01/36	540	626,747
6.75%, 10/01/37	2,525	3,040,688
HSBC Bank PLC
7.65%, 05/01/25	100	126,335
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35	1,500	1,710,932
HSBC Holdings PLC
5.25%, 03/14/44	500	525,066
6.10%, 01/14/42	400	500,035
6.50%, 05/02/36	800	971,464
6.50%, 09/15/37	1,455	1,767,440
6.80%, 06/01/38	600	760,438
7.63%, 05/17/32	400	520,427
JPMorgan Chase & Co.
4.13%, 12/15/26	1,800	1,806,876
4.25%, 10/01/27	1,000	1,003,536
4.85%, 02/01/44[a]	1,625	1,723,435
4.95%, 06/01/45	500	503,089
5.40%, 01/06/42	330	373,194
5.50%, 10/15/40	500	571,236
5.60%, 07/15/41	580	672,675
5.63%, 08/16/43	570	631,406
6.40%, 05/15/38	795	1,002,284

SCHEDULE OF INVESTMENTS	33

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
KfW
0.00%, 04/18/36	$1,300	$684,844
0.00%, 06/29/37	980	497,259
Morgan Stanley
3.95%, 04/23/27	100	97,461
4.30%, 01/27/45	1,300	1,239,594
4.35%, 09/08/26	440	445,627
5.00%, 11/24/25[a]	1,775	1,897,819
6.38%, 07/24/42	1,131	1,409,515
7.25%, 04/01/32	925	1,219,259
Northern Trust Corp.
3.95%, 10/30/25	490	510,504
PNC Bank N.A.
4.20%, 11/01/25 (Call 10/02/25)[c]	600	637,463
Regions Financial Corp.
7.38%, 12/10/37	400	504,864
Travelers Companies Inc. (The)
4.30%, 08/25/45 (Call 02/25/45)	100	100,662
UBS AG/Stamford CT
7.75%, 09/01/26	200	257,196
Wachovia Corp.
5.50%, 08/01/35	310	348,521
6.55%, 10/15/35	150	183,682
Wells Fargo & Co.
3.90%, 05/01/45	1,100	1,016,475
4.10%, 06/03/26	1,108	1,126,897
4.30%, 07/22/27	500	515,252
4.65%, 11/04/44	2,180	2,145,884
5.38%, 02/07/35	330	376,602
5.61%, 01/15/44	2,106	2,370,229
Wells Fargo Bank N.A.
5.95%, 08/26/36	700	847,984
Wells Fargo Capital X
5.95%, 12/01/86	386	389,860

		67,475,157
BEVERAGES — 1.36%
Anheuser-Busch Companies LLC
6.45%, 09/01/37	200	234,126
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	50	44,095
4.63%, 02/01/44	350	339,508
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	1,376	1,165,258

Security	Principal (000s)	Value
6.38%, 01/15/40	$300	$348,654
8.00%, 11/15/39	250	348,031
8.20%, 01/15/39	926	1,307,388
Brown-Forman Corp.
3.75%, 01/15/43 (Call 07/15/42)	300	271,888
4.50%, 07/15/45 (Call 01/15/45)	104	107,611
Coca-Cola FEMSA SAB de CV
5.25%, 11/26/43	250	272,960
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)	125	114,968
5.88%, 09/30/36	802	945,578
Diageo Investment Corp.
4.25%, 05/11/42	242	236,351
Dr Pepper Snapple Group Inc.
4.50%, 11/15/45	90	90,286
7.45%, 05/01/38	215	293,241
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43[a]	500	459,854
Molson Coors Brewing Co.
5.00%, 05/01/42[a]	430	376,383
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29	1,200	1,647,240
PepsiCo Inc.
3.60%, 08/13/42	442	392,411
4.00%, 03/05/42	175	167,832
4.25%, 10/22/44 (Call 04/22/44)	500	495,065
4.60%, 07/17/45 (Call 01/17/45)	423	441,092
4.88%, 11/01/40	240	257,565
5.50%, 01/15/40[a]	230	265,929

		10,623,314
BIOTECHNOLOGY — 1.45%
Amgen Inc.
4.40%, 05/01/45 (Call 11/01/44)	300	278,496
4.95%, 10/01/41	369	369,525
5.15%, 11/15/41 (Call 05/15/41)	1,100	1,133,304
5.38%, 05/15/43 (Call 11/15/42)	1,575	1,676,606
5.75%, 03/15/40	150	165,965
6.38%, 06/01/37	700	827,202
6.40%, 02/01/39	205	244,492
Biogen Inc.
5.20%, 09/15/45 (Call 03/15/45)[a]	880	887,916

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Celgene Corp.
4.63%, 05/15/44 (Call 11/15/43)	$250	$238,017
5.00%, 08/15/45 (Call 02/15/45)	950	955,774
5.25%, 08/15/43	400	409,436
Gilead Sciences Inc.
4.50%, 02/01/45 (Call 08/01/44)	1,350	1,307,245
4.60%, 09/01/35 (Call 03/01/35)	500	507,048
4.75%, 03/01/46 (Call 09/01/45)	1,350	1,365,086
4.80%, 04/01/44 (Call 10/01/43)	645	652,944
5.65%, 12/01/41 (Call 06/01/41)	260	294,014

		11,313,070
BUILDING MATERIALS — 0.04%
Owens Corning
7.00%, 12/01/36	300	348,704

		348,704
CHEMICALS — 1.74%
Agrium Inc.
4.13%, 03/15/35 (Call 09/15/34)	75	66,572
4.90%, 06/01/43 (Call 12/01/42)	275	261,432
5.25%, 01/15/45 (Call 07/15/44)	375	370,009
6.13%, 01/15/41 (Call 07/15/40)	255	280,406
7.13%, 05/23/36	100	125,013
Albemarle Corp.
5.45%, 12/01/44 (Call 06/01/44)	250	247,489
CF Industries Inc.
4.95%, 06/01/43	300	277,106
5.15%, 03/15/34	650	635,620
5.38%, 03/15/44	225	221,288
Dow Chemical Co. (The)
4.25%, 10/01/34 (Call 04/01/34)	1,050	961,578
4.63%, 10/01/44 (Call 04/01/44)	400	371,989
5.25%, 11/15/41 (Call 05/15/41)	510	507,128
7.38%, 11/01/29	165	208,896
9.40%, 05/15/39	455	664,653
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	450	420,171
4.80%, 09/01/42 (Call 03/01/42)	315	300,366
Ecolab Inc.
5.50%, 12/08/41	320	356,191
EI du Pont de Nemours & Co.
4.15%, 02/15/43[a]	500	455,072
4.90%, 01/15/41	485	482,192
Lubrizol Corp.
6.50%, 10/01/34	100	126,922

Security	Principal (000s)	Value
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	$450	$432,276
5.25%, 07/15/43	220	221,268
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	750	650,130
Methanex Corp.
5.65%, 12/01/44 (Call 06/01/44)	250	216,855
Monsanto Co.
3.60%, 07/15/42 (Call 01/15/42)[a]	300	235,110
3.95%, 04/15/45 (Call 10/15/44)	275	229,989
4.20%, 07/15/34 (Call 01/15/34)	559	510,122
4.40%, 07/15/44 (Call 01/15/44)	875	778,327
Series 1
5.50%, 07/30/35	100	103,167
Mosaic Co. (The)
5.45%, 11/15/33 (Call 05/15/33)	200	205,937
5.63%, 11/15/43 (Call 05/15/43)	470	482,331
Potash Corp. of Saskatchewan Inc.
5.63%, 12/01/40[a]	504	549,490
5.88%, 12/01/36	85	94,739
Praxair Inc.
3.20%, 01/30/26 (Call 10/30/25)[a]	250	252,110
3.55%, 11/07/42 (Call 05/07/42)	450	404,362
Rohm & Haas Co.
7.85%, 07/15/29	200	259,507
Sherwin-Williams Co. (The)
4.00%, 12/15/42 (Call 06/15/42)	350	337,076
Valspar Corp. (The)
4.40%, 02/01/45 (Call 08/01/44)[a]	250	225,643

		13,528,532
COMMERCIAL SERVICES — 0.56%
Catholic Health Initiatives
4.35%, 11/01/42	500	460,527
Cleveland Clinic Foundation (The)
4.86%, 01/01/14	300	286,409
Massachusetts Institute of Technology
4.68%, 07/01/14	500	517,246
5.60%, 07/01/11	415	512,762
McGraw Hill Financial Inc.
4.40%, 02/15/26 (Call 11/15/25)[b]	500	503,974
Northwestern University
3.69%, 12/01/38	250	244,529

SCHEDULE OF INVESTMENTS	35

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
President and Fellows of Harvard College
6.30%, 10/01/37 (Call 04/01/16)	$291	$297,548
Princeton University
5.70%, 03/01/39	369	472,798
Tufts University Series 2012
5.02%, 04/15/12	250	256,430
University of Southern California
5.25%, 10/01/11	250	288,565
Western Union Co. (The)
6.20%, 11/17/36[a]	307	307,350
6.20%, 06/21/40	250	241,122

		4,389,260
COMPUTERS — 1.12%
Apple Inc.
3.45%, 02/09/45	2,020	1,723,569
3.85%, 05/04/43	550	505,312
4.38%, 05/13/45	750	748,148
4.45%, 05/06/44	550	554,448
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)[a,b]	250	244,671
6.35%, 10/15/45 (Call 04/15/45)[b]	250	242,821
Hewlett-Packard Co.
6.00%, 09/15/41	678	651,314
HP Enterprise Services LLC
7.45%, 10/15/29	170	209,508
International Business Machines Corp.
4.00%, 06/20/42	388	350,242
5.60%, 11/30/39	427	486,059
5.88%, 11/29/32	300	359,170
6.22%, 08/01/27	1,050	1,300,050
7.00%, 10/30/25	590	754,231
Seagate HDD Cayman
4.88%, 06/01/27 (Call 03/01/27)[b]	450	392,709
5.75%, 12/01/34 (Call 06/01/34)[b]	250	211,776

		8,734,028
COSMETICS & PERSONAL CARE — 0.33%
Colgate-Palmolive Co.
4.00%, 08/15/45	250	249,125

Security	Principal (000s)	Value
Estee Lauder Companies Inc. (The)
3.70%, 08/15/42	$200	$181,310
6.00%, 05/15/37	400	489,121
Procter & Gamble Co. (The)
5.50%, 02/01/34	50	59,574
5.55%, 03/05/37	994	1,207,272
5.80%, 08/15/34[a]	120	148,517
6.45%, 01/15/26	175	224,150

		2,559,069
DISTRIBUTION & WHOLESALE — 0.09%
WW Grainger Inc.
4.60%, 06/15/45 (Call 12/15/44)	639	672,836

		672,836
DIVERSIFIED FINANCIAL SERVICES — 1.98%
American Express Co.
4.05%, 12/03/42	487	468,375
CME Group Inc./IL
5.30%, 09/15/43 (Call 03/15/43)	450	510,945
Credit Suisse USA Inc.
7.13%, 07/15/32	450	582,043
GE Capital International Funding Co.
4.42%, 11/15/35	5,600	5,833,880
General Electric Capital Corp.
5.88%, 01/14/38	808	994,123
6.15%, 08/07/37	179	226,677
6.88%, 01/10/39	1,240	1,696,614
Series A
6.75%, 03/15/32	2,431	3,179,918
Goldman Sachs Capital I
6.35%, 02/15/34	400	467,130
Invesco Finance PLC
3.75%, 01/15/26	110	110,901
Jefferies Group LLC
6.25%, 01/15/36	550	514,683
6.45%, 06/08/27	260	268,528
Legg Mason Inc.
5.63%, 01/15/44	200	206,759
National Rural Utilities Cooperative Finance Corp. Series C
8.00%, 03/01/32	255	355,966

		15,416,542

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ELECTRIC — 9.22%
Alabama Power Co.
3.75%, 03/01/45 (Call 09/01/44)[a]	$584	$531,637
3.85%, 12/01/42[a]	50	46,496
4.15%, 08/15/44 (Call 02/15/44)	400	387,560
6.00%, 03/01/39	115	138,067
6.13%, 05/15/38	505	613,152
Series 11-C
5.20%, 06/01/41	900	996,595
Appalachian Power Co.
4.45%, 06/01/45 (Call 12/01/44)	200	193,913
6.38%, 04/01/36	750	892,792
7.00%, 04/01/38	280	357,646
Arizona Public Service Co.
4.50%, 04/01/42 (Call 10/01/41)	125	128,486
4.70%, 01/15/44 (Call 07/15/43)	500	528,829
5.50%, 09/01/35	150	171,890
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)	1,350	1,352,103
5.15%, 11/15/43 (Call 05/15/43)	975	1,067,946
5.95%, 05/15/37	450	531,104
6.13%, 04/01/36	1,019	1,221,784
6.50%, 09/15/37	180	225,113
8.48%, 09/15/28	196	276,291
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	664	600,971
4.50%, 04/01/44 (Call 10/01/43)	325	341,484
Cleco Power LLC
6.00%, 12/01/40	275	314,484
CMS Energy Corp.
4.88%, 03/01/44 (Call 09/01/43)	450	470,019
Commonwealth Edison Co.
3.70%, 03/01/45 (Call 09/01/44)	1,550	1,410,207
3.80%, 10/01/42 (Call 04/01/42)	100	92,673
4.70%, 01/15/44 (Call 07/15/43)	450	478,204
5.90%, 03/15/36	500	604,758
Connecticut Light & Power Co. (The)
4.30%, 04/15/44 (Call 10/15/43)	250	252,442
6.35%, 06/01/36	150	189,569
Consolidated Edison Co. of New York Inc.
3.95%, 03/01/43 (Call 09/01/42)	190	179,655
4.45%, 03/15/44 (Call 09/15/43)	500	511,278

Security	Principal (000s)	Value
5.50%, 12/01/39	$190	$220,531
5.70%, 06/15/40	410	481,407
Series 05-A
5.30%, 03/01/35	50	55,677
Series 06-A
5.85%, 03/15/36	325	385,036
Series 06-B
6.20%, 06/15/36	450	551,384
Series 06-E
5.70%, 12/01/36	530	616,806
Series 08-B
6.75%, 04/01/38	332	436,207
Consumers Energy Co.
3.95%, 05/15/43 (Call 11/15/42)	75	72,672
Delmarva Power & Light Co.
4.00%, 06/01/42 (Call 12/01/41)	600	567,998
Dominion Resources Inc./VA
4.70%, 12/01/44 (Call 06/01/44)	325	319,425
6.30%, 03/15/33	275	320,021
7.00%, 06/15/38	350	431,052
Series B
5.95%, 06/15/35	350	398,845
Series F
5.25%, 08/01/33	300	316,355
DTE Electric Co.
3.70%, 03/15/45 (Call 09/15/44)	205	189,747
3.95%, 06/15/42 (Call 12/15/41)	150	145,661
5.70%, 10/01/37	215	258,474
Series A
4.00%, 04/01/43 (Call 10/01/42)	200	194,793
6.63%, 06/01/36	200	262,432
DTE Energy Co.
6.38%, 04/15/33	130	159,433
Duke Energy Carolinas LLC
3.75%, 06/01/45 (Call 12/01/44)[a]	683	639,991
4.00%, 09/30/42 (Call 03/30/42)	774	755,274
4.25%, 12/15/41 (Call 06/15/41)	330	334,645
5.30%, 02/15/40	245	284,130
6.05%, 04/15/38	630	788,812
6.10%, 06/01/37	250	303,295
6.45%, 10/15/32	75	92,318
Duke Energy Florida LLC
3.85%, 11/15/42 (Call 05/15/42)	280	264,683
6.35%, 09/15/37	200	257,404

SCHEDULE OF INVESTMENTS	37

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.40%, 06/15/38	$235	$305,515
Duke Energy Indiana Inc.
6.12%, 10/15/35	76	89,438
6.45%, 04/01/39	650	844,660
Duke Energy Progress LLC
4.10%, 05/15/42 (Call 11/15/41)	380	378,793
4.10%, 03/15/43 (Call 09/15/42)	125	123,778
4.15%, 12/01/44 (Call 06/01/44)	960	958,389
4.20%, 08/15/45 (Call 02/15/45)	389	391,605
4.38%, 03/30/44 (Call 09/30/43)	350	361,763
6.30%, 04/01/38	250	321,893
El Paso Electric Co.
6.00%, 05/15/35	150	174,327
Entergy Louisiana LLC
4.95%, 01/15/45 (Call 01/15/25)	250	249,954
Exelon Corp.
4.95%, 06/15/35 (Call 12/15/34)	250	253,393
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	778	768,410
6.25%, 10/01/39	355	375,984
FirstEnergy Solutions Corp.
6.80%, 08/15/39	353	353,369
Florida Power & Light Co.
3.80%, 12/15/42 (Call 06/15/42)	100	95,588
4.05%, 06/01/42 (Call 12/01/41)	930	923,992
4.05%, 10/01/44 (Call 04/01/44)	837	831,342
4.13%, 02/01/42 (Call 08/01/41)	540	541,259
4.95%, 06/01/35	200	223,018
5.25%, 02/01/41 (Call 08/01/40)	100	116,739
5.65%, 02/01/37	96	116,351
5.69%, 03/01/40	87	107,551
5.95%, 02/01/38	181	227,712
Georgia Power Co.
4.30%, 03/15/42	439	403,881
5.40%, 06/01/40	315	333,166
Series 07-A
5.65%, 03/01/37	100	107,911
Series 10-C
4.75%, 09/01/40	69	67,616
Hydro-Quebec
9.50%, 11/15/30	200	326,475
Iberdrola International BV
6.75%, 07/15/36	375	459,563

Security	Principal (000s)	Value
Jersey Central Power & Light Co.
6.15%, 06/01/37	$175	$190,661
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/42	238	258,930
Kansas City Power & Light Co.
5.30%, 10/01/41 (Call 04/01/41)	250	274,471
Kentucky Utilities Co.
4.38%, 10/01/45 (Call 04/01/45)	100	103,109
5.13%, 11/01/40 (Call 05/01/40)	239	269,079
Louisville Gas & Electric Co.
4.38%, 10/01/45 (Call 04/01/45)	100	102,766
MidAmerican Energy Co.
4.40%, 10/15/44 (Call 04/15/44)	225	232,051
Mississippi Power Co. Series 12-A
4.25%, 03/15/42	350	292,012
Nevada Power Co.
5.45%, 05/15/41 (Call 11/15/40)	585	662,251
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	450	461,156
5.25%, 02/15/43 (Call 08/15/42)	325	353,625
5.80%, 02/01/42 (Call 08/01/41)	250	285,902
5.95%, 06/15/41 (Call 12/15/40)	295	345,633
Northern States Power Co./MN
3.40%, 08/15/42 (Call 02/15/42)	700	624,957
4.00%, 08/15/45 (Call 02/15/45)	85	83,686
4.85%, 08/15/40 (Call 02/15/40)	430	478,580
5.25%, 07/15/35	50	57,793
6.25%, 06/01/36	100	127,898
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	200	203,547
5.50%, 03/15/40	200	234,675
Oglethorpe Power Corp.
4.55%, 06/01/44[a]	650	625,834
5.25%, 09/01/50	25	25,856
Ohio Edison Co.
6.88%, 07/15/36	350	431,934
Oklahoma Gas & Electric Co.
4.00%, 12/15/44 (Call 06/15/44)	600	558,931
4.55%, 03/15/44 (Call 09/15/43)	175	180,903
Oncor Electric Delivery Co. LLC
4.55%, 12/01/41 (Call 06/01/41)	250	246,611
5.25%, 09/30/40	300	322,223

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.30%, 06/01/42 (Call 12/01/41)	$330	$360,102
7.25%, 01/15/33	400	508,935
7.50%, 09/01/38	25	34,127
Pacific Gas & Electric Co.
4.30%, 03/15/45 (Call 09/15/44)	100	99,337
4.45%, 04/15/42 (Call 10/15/41)	450	454,155
4.50%, 12/15/41 (Call 06/15/41)	330	331,993
4.75%, 02/15/44 (Call 08/15/43)	493	519,676
5.13%, 11/15/43 (Call 05/15/43)	325	357,430
5.40%, 01/15/40	255	289,025
6.05%, 03/01/34	2,054	2,486,051
6.25%, 03/01/39	250	311,113
PacifiCorp
4.10%, 02/01/42 (Call 08/01/41)	225	220,381
6.00%, 01/15/39	400	493,119
6.10%, 08/01/36	100	123,908
6.25%, 10/15/37	100	126,863
PECO Energy Co.
4.15%, 10/01/44 (Call 04/01/44)	250	248,329
5.95%, 10/01/36	100	123,083
Pennsylvania Electric Co.
6.15%, 10/01/38	250	273,081
Potomac Electric Power Co.
6.50%, 11/15/37	175	225,346
PPL Capital Funding Inc.
4.70%, 06/01/43 (Call 12/01/42)	600	608,291
5.00%, 03/15/44 (Call 09/15/43)	425	450,153
PPL Electric Utilities Corp.
5.20%, 07/15/41 (Call 01/15/41)	385	438,631
PSEG Power LLC
8.63%, 04/15/31	720	962,168
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	224	206,889
4.30%, 03/15/44 (Call 09/15/43)	770	792,826
6.25%, 09/01/37	49	63,180
Public Service Electric & Gas Co.
3.95%, 05/01/42 (Call 11/01/41)	155	150,533
4.05%, 05/01/45 (Call 11/01/44)	250	246,192
5.38%, 11/01/39[a]	100	117,829
5.80%, 05/01/37	205	251,476
Series I
4.00%, 06/01/44 (Call 12/01/43)	275	268,579
Puget Sound Energy Inc.
4.43%, 11/15/41 (Call 05/15/41)	125	129,356

Security	Principal (000s)	Value
5.48%, 06/01/35	$300	$351,471
5.64%, 04/15/41 (Call 10/15/40)	480	578,529
5.76%, 10/01/39	120	146,163
5.80%, 03/15/40	125	153,913
6.72%, 06/15/36	150	199,632
7.02%, 12/01/27	300	394,563
San Diego Gas & Electric Co.
4.30%, 04/01/42 (Call 10/01/41)	150	153,790
4.50%, 08/15/40	304	319,880
5.35%, 05/15/35	125	144,214
5.35%, 05/15/40	75	87,621
6.13%, 09/15/37	100	126,196
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (Call 08/01/41)	233	225,544
4.50%, 06/01/64 (Call 12/01/63)	250	234,153
4.60%, 06/15/43 (Call 12/15/42)	100	100,151
5.10%, 06/01/65 (Call 12/01/64)	100	103,890
5.45%, 02/01/41 (Call 08/01/40)	565	627,453
6.05%, 01/15/38	248	290,415
Southern California Edison Co.
3.90%, 12/01/41 (Call 06/01/41)	100	96,347
4.05%, 03/15/42 (Call 09/15/41)	50	49,281
4.65%, 10/01/43 (Call 04/01/43)	275	296,440
5.50%, 03/15/40	242	290,112
5.63%, 02/01/36	75	89,934
6.00%, 01/15/34	105	129,795
6.05%, 03/15/39	150	190,009
Series 05-B
5.55%, 01/15/36	50	59,586
Series 05-E
5.35%, 07/15/35	525	611,536
Series 06-E
5.55%, 01/15/37	175	208,766
Series 08-A
5.95%, 02/01/38	764	954,755
Series 13-A
3.90%, 03/15/43 (Call 09/15/42)	250	240,222
Series C
3.60%, 02/01/45 (Call 08/01/44)	650	591,298
Southern Power Co.
5.15%, 09/15/41	200	196,621
Southwestern Electric Power Co.
3.90%, 04/01/45 (Call 10/01/44)	750	653,798
6.20%, 03/15/40	140	164,830

SCHEDULE OF INVESTMENTS	39

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Southwestern Public Service Co.
4.50%, 08/15/41 (Call 02/15/41)	$50	$52,003
6.00%, 10/01/36	550	656,029
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	315	305,547
4.35%, 05/15/44 (Call 11/15/43)	230	230,370
TransAlta Corp.
6.50%, 03/15/40	236	209,979
Union Electric Co.
3.90%, 09/15/42 (Call 03/15/42)	930	886,731
Virginia Electric & Power Co.
4.00%, 01/15/43 (Call 07/15/42)	260	253,253
4.45%, 02/15/44 (Call 08/15/43)	104	108,411
8.88%, 11/15/38	774	1,227,279
Series A
6.00%, 05/15/37	275	342,015
Series B
6.00%, 01/15/36	250	309,304
Westar Energy Inc.
4.13%, 03/01/42 (Call 09/01/41)	324	319,124
Wisconsin Electric Power Co.
3.65%, 12/15/42 (Call 06/15/42)	260	239,349
4.25%, 06/01/44 (Call 12/01/43)	225	228,333
Wisconsin Power & Light Co.
4.10%, 10/15/44 (Call 04/15/44)	750	738,737
6.38%, 08/15/37	135	172,335
Xcel Energy Inc.
6.50%, 07/01/36	50	61,890

		71,753,919
ELECTRICAL COMPONENTS & EQUIPMENT — 0.02%
Emerson Electric Co.
6.00%, 08/15/32	130	155,187

		155,187
ELECTRONICS — 0.28%
Honeywell International Inc.
5.38%, 03/01/41	791	933,671
5.70%, 03/15/37	180	217,262
Koninklijke Philips NV
5.00%, 03/15/42	524	513,446
6.88%, 03/11/38	240	280,773
Thermo Fisher Scientific Inc.
5.30%, 02/01/44 (Call 08/01/43)	202	216,093

		2,161,245

Security	Principal (000s)	Value
ENGINEERING & CONSTRUCTION — 0.03%
ABB Finance USA Inc.
4.38%, 05/08/42	$250	$251,372

		251,372
ENVIRONMENTAL CONTROL — 0.23%
Republic Services Inc.
5.70%, 05/15/41 (Call 11/15/40)	675	762,963
6.09%, 03/15/35	50	58,466
6.20%, 03/01/40	25	29,470
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	505	474,216
4.10%, 03/01/45 (Call 09/01/44)	275	255,480
6.13%, 11/30/39	200	240,494

		1,821,089
FOOD — 1.56%
ConAgra Foods Inc.
4.65%, 01/25/43 (Call 07/25/42)	145	129,760
6.63%, 08/15/39	225	244,476
7.00%, 10/01/28	225	268,584
7.13%, 10/01/26[a]	250	296,084
8.25%, 09/15/30	170	230,692
Delhaize Group
5.70%, 10/01/40	651	687,693
General Mills Inc.
5.40%, 06/15/40	500	555,404
Hershey Co. (The)
7.20%, 08/15/27	11	14,791
JM Smucker Co. (The)
4.25%, 03/15/35	750	731,589
4.38%, 03/15/45[a]	110	107,068
Kellogg Co. Series B
7.45%, 04/01/31	595	754,815
Kraft Foods Group Inc.
5.00%, 06/04/42	1,375	1,411,835
6.50%, 02/09/40	230	273,080
6.88%, 01/26/39	202	249,198
Kraft Heinz Foods Co.
5.00%, 07/15/35 (Call 01/15/35)[b]	650	679,485
5.20%, 07/15/45 (Call 01/15/45)[b]	1,000	1,059,143
Kroger Co. (The)
5.00%, 04/15/42 (Call 10/15/41)	100	103,554
5.15%, 08/01/43 (Call 02/01/43)	250	263,601

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.40%, 07/15/40 (Call 01/15/40)	$390	$423,848
6.90%, 04/15/38	448	560,660
7.50%, 04/01/31	225	287,489
Mondelez International Inc.
6.50%, 02/09/40	50	61,118
6.88%, 01/26/39	450	551,350
Sysco Corp.
4.85%, 10/01/45 (Call 04/01/45)	300	312,512
5.38%, 09/21/35	400	449,049
Tyson Foods Inc.
4.88%, 08/15/34 (Call 02/15/34)	400	408,009
5.15%, 08/15/44 (Call 02/15/44)	250	261,858
Unilever Capital Corp.
5.90%, 11/15/32	585	747,450

		12,124,195
FOREST PRODUCTS & PAPER — 0.48%
Domtar Corp.
6.75%, 02/15/44 (Call 08/15/43)	200	201,481
Georgia-Pacific LLC
7.75%, 11/15/29	640	844,317
International Paper Co.
3.80%, 01/15/26 (Call 10/15/25)[a]	250	247,030
4.80%, 06/15/44 (Call 12/15/43)	225	208,825
5.00%, 09/15/35 (Call 03/15/35)	50	50,059
5.15%, 05/15/46 (Call 11/15/45)	250	244,355
6.00%, 11/15/41 (Call 05/15/41)	775	823,399
7.30%, 11/15/39	50	59,366
8.70%, 06/15/38	225	303,449
MeadWestvaco Corp.
8.20%, 01/15/30	575	767,386

		3,749,667
GAS — 0.55%
AGL Capital Corp.
5.88%, 03/15/41 (Call 09/15/40)	625	713,004
6.00%, 10/01/34	90	102,838
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)	789	761,185
Dominion Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)[a]	450	423,183
KeySpan Corp.
5.80%, 04/01/35	250	280,079
8.00%, 11/15/30	130	175,012
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)	314	327,409

Security	Principal (000s)	Value
Piedmont Natural Gas Co. Inc.
4.10%, 09/18/34 (Call 03/18/34)	$200	$198,954
Sempra Energy
6.00%, 10/15/39	885	1,029,640
Southern California Gas Co. Series KK
5.75%, 11/15/35	225	272,276

		4,283,580
HEALTH CARE — PRODUCTS — 1.18%
Becton Dickinson and Co.
4.69%, 12/15/44 (Call 06/15/44)	485	492,283
4.88%, 05/15/44 (Call 11/15/43)	210	213,715
5.00%, 11/12/40	150	154,121
6.00%, 05/15/39	175	200,111
Boston Scientific Corp.
7.00%, 11/15/35	100	118,892
7.38%, 01/15/40	320	397,722
Covidien International Finance SA
6.55%, 10/15/37	380	489,828
Medtronic Inc.
4.00%, 04/01/43 (Call 10/01/42)	275	262,212
4.38%, 03/15/35	1,715	1,775,247
4.63%, 03/15/44 (Call 09/15/43)	414	432,958
4.63%, 03/15/45	2,050	2,156,943
5.55%, 03/15/40	275	319,260
St. Jude Medical Inc.
4.75%, 04/15/43 (Call 10/15/42)	452	445,852
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	400	381,603
4.38%, 05/15/44 (Call 11/15/43)	135	134,020
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	345	325,549
4.45%, 08/15/45 (Call 02/15/45)	500	469,379
5.75%, 11/30/39	370	406,389

		9,176,084
HEALTH CARE — SERVICES — 1.63%
Aetna Inc.
4.13%, 11/15/42 (Call 05/15/42)	250	235,794
4.50%, 05/15/42 (Call 11/15/41)	789	790,201
4.75%, 03/15/44 (Call 09/15/43)	350	361,544
6.63%, 06/15/36	300	368,012
6.75%, 12/15/37	264	331,998
Anthem Inc.
4.63%, 05/15/42	716	701,516

SCHEDULE OF INVESTMENTS	41

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.65%, 01/15/43	$750	$737,448
4.65%, 08/15/44 (Call 02/15/44)	225	220,785
4.85%, 08/15/54 (Call 02/15/54)[a]	175	170,806
5.10%, 01/15/44	175	182,780
6.38%, 06/15/37	475	564,917
Cigna Corp.
5.38%, 02/15/42 (Call 08/15/41)	230	251,592
5.88%, 03/15/41 (Call 09/15/40)	603	697,474
6.15%, 11/15/36	100	115,003
Dignity Health
4.50%, 11/01/42	100	94,908
5.27%, 11/01/64	250	258,883
Humana Inc.
4.63%, 12/01/42 (Call 06/01/42)	295	287,651
4.95%, 10/01/44 (Call 04/01/44)	125	127,108
8.15%, 06/15/38	200	282,339
Kaiser Foundation Hospitals
4.88%, 04/01/42	389	412,025
Laboratory Corp. of America Holdings
4.70%, 02/01/45 (Call 08/01/44)	375	344,843
Memorial Sloan-Kettering Cancer Center Series 2015
4.20%, 07/01/55	250	237,505
Quest Diagnostics Inc.
5.75%, 01/30/40	250	260,348
UnitedHealth Group Inc.
4.25%, 03/15/43 (Call 09/15/42)	275	271,050
4.38%, 03/15/42 (Call 09/15/41)	550	548,714
4.63%, 07/15/35	155	163,978
4.63%, 11/15/41 (Call 05/15/41)	180	185,056
4.75%, 07/15/45	650	691,972
5.70%, 10/15/40 (Call 04/15/40)	550	648,175
5.80%, 03/15/36	690	820,090
5.95%, 02/15/41 (Call 08/15/40)	525	631,778
6.88%, 02/15/38	535	708,953

		12,705,246
HOLDING COMPANIES — DIVERSIFIED — 0.01%
Hutchison Whampoa International Ltd.
7.45%, 11/24/33[b]	50	68,701

		68,701

Security	Principal (000s)	Value
HOME FURNISHINGS — 0.02%
Whirlpool Corp.
5.15%, 03/01/43	$150	$149,773

		149,773
HOUSEHOLD PRODUCTS & WARES — 0.09%
Kimberly-Clark Corp.
6.63%, 08/01/37	507	668,982

		668,982
INSURANCE — 3.50%
ACE INA Holdings Inc.
4.15%, 03/13/43	485	471,826
4.35%, 11/03/45	335	341,175
Aflac Inc.
6.45%, 08/15/40	415	509,448
Alleghany Corp.
4.90%, 09/15/44 (Call 03/15/44)	250	239,201
Allstate Corp. (The)
4.50%, 06/15/43	1,104	1,114,449
5.55%, 05/09/35	183	211,428
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	915	851,989
4.38%, 01/15/55 (Call 07/15/54)	150	137,792
4.50%, 07/16/44 (Call 01/16/44)	1,000	977,864
4.70%, 07/10/35 (Call 01/10/35)[a]	500	513,387
6.25%, 05/01/36	530	638,142
6.25%, 03/15/87	450	486,000
Aon Corp.
8.21%, 01/01/27	300	378,000
Aon PLC
4.45%, 05/24/43 (Call 02/24/43)	250	235,242
4.60%, 06/14/44 (Call 03/14/44)	250	240,748
4.75%, 05/15/45 (Call 11/15/44)	230	226,763
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	514	524,315
Assurant Inc.
6.75%, 02/15/34	230	270,521
AXA SA
8.60%, 12/15/30	705	962,325
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43[a]	50	48,507
4.40%, 05/15/42	659	647,845
5.75%, 01/15/40	340	400,026

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Berkshire Hathaway Inc.
4.50%, 02/11/43	$400	$400,606
Chubb Corp. (The)
6.00%, 05/11/37	460	566,128
Endurance Specialty Holdings Ltd.
7.00%, 07/15/34	125	145,275
Everest Reinsurance Holdings Inc.
4.87%, 06/01/44	250	241,681
Hartford Financial Services Group Inc. (The)
5.95%, 10/15/36	545	635,987
6.10%, 10/01/41	165	198,277
6.63%, 03/30/40	159	200,190
Lincoln National Corp.
6.15%, 04/07/36	225	262,328
7.00%, 06/15/40	450	577,374
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	419	378,404
6.00%, 02/01/35[a]	150	172,235
Marsh & McLennan Companies Inc.
3.75%, 03/14/26 (Call 12/14/25)	80	80,325
5.88%, 08/01/33	200	232,288
MetLife Inc.
4.05%, 03/01/45[a]	1,155	1,086,901
4.13%, 08/13/42	625	592,433
4.72%, 12/15/44	500	519,142
4.88%, 11/13/43	475	503,998
5.70%, 06/15/35	480	558,651
6.40%, 12/15/66 (Call 12/15/31)	715	779,350
6.50%, 12/15/32	451	564,686
Principal Financial Group Inc.
4.35%, 05/15/43	500	468,720
6.05%, 10/15/36	150	173,732
Progressive Corp. (The)
3.70%, 01/26/45	250	224,779
4.35%, 04/25/44	250	250,408
6.25%, 12/01/32	280	344,039
Protective Life Corp.
8.45%, 10/15/39	240	318,338
Prudential Financial Inc.
4.60%, 05/15/44[a]	325	328,101
5.40%, 06/13/35	465	507,022
5.70%, 12/14/36	401	454,896
5.80%, 11/16/41	100	115,430

Security	Principal (000s)	Value
5.90%, 03/17/36	$210	$241,598
6.20%, 11/15/40	100	120,107
Series D
6.63%, 12/01/37	885	1,104,802
Travelers Companies Inc. (The)
5.35%, 11/01/40	310	357,486
6.25%, 06/15/37	743	944,391
6.75%, 06/20/36	50	65,743
Travelers Property Casualty Corp.
6.38%, 03/15/33	104	130,361
Trinity Acquisition PLC
6.13%, 08/15/43	200	219,499
Unum Group
5.75%, 08/15/42	250	279,884
Validus Holdings Ltd.
8.88%, 01/26/40	223	289,137
Voya Financial Inc.
5.70%, 07/15/43	240	277,362
WR Berkley Corp.
6.25%, 02/15/37	300	351,381
XLIT Ltd.
5.50%, 03/31/45[a]	500	479,608
6.25%, 05/15/27	75	88,556

		27,258,632
INTERNET — 0.26%
Alibaba Group Holding Ltd.
4.50%, 11/28/34 (Call 05/28/34)[b]	600	569,033
Amazon.com Inc.
4.80%, 12/05/34 (Call 06/05/34)	325	341,807
4.95%, 12/05/44 (Call 06/05/44)	750	792,733
eBay Inc.
4.00%, 07/15/42 (Call 01/15/42)	400	311,378

		2,014,951
IRON & STEEL — 0.41%
Nucor Corp.
5.20%, 08/01/43 (Call 02/01/43)	200	203,210
6.40%, 12/01/37	250	289,475
Reliance Steel & Aluminum Co.
6.85%, 11/15/36	100	107,089
Vale Overseas Ltd.
6.88%, 11/21/36	1,630	1,331,491
6.88%, 11/10/39	815	657,849
8.25%, 01/17/34	387	369,792

SCHEDULE OF INVESTMENTS	43

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Vale SA
5.63%, 09/11/42[a]	$285	$202,525

		3,161,431
LEISURE TIME — 0.02%
Harley-Davidson Inc.
4.63%, 07/28/45 (Call 01/28/45)	150	147,256

		147,256
LODGING — 0.03%
Starwood Hotels & Resorts Worldwide Inc.
4.50%, 10/01/34 (Call 04/01/34)	230	203,405

		203,405
MACHINERY — 0.43%
Caterpillar Inc.
3.80%, 08/15/42	945	853,943
4.30%, 05/15/44 (Call 11/15/43)[a]	275	267,935
4.75%, 05/15/64 (Call 11/15/63)	200	195,912
5.20%, 05/27/41	550	606,348
6.05%, 08/15/36	100	119,119
Cummins Inc.
4.88%, 10/01/43 (Call 04/01/43)[a]	220	235,083
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	725	688,108
5.38%, 10/16/29	175	205,026
8.10%, 05/15/30	50	71,524
Rockwell Automation Inc.
6.70%, 01/15/28	100	129,570

		3,372,568
MANUFACTURING — 0.86%
3M Co.
3.88%, 06/15/44	450	439,704
5.70%, 03/15/37	225	276,646
Dover Corp.
5.38%, 03/01/41 (Call 12/01/40)	343	396,927
Eaton Corp.
4.00%, 11/02/32[a]	798	767,477
4.15%, 11/02/42	100	92,937
General Electric Co.
4.13%, 10/09/42	535	522,648
4.50%, 03/11/44	1,320	1,369,606
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	800	765,291
4.88%, 09/15/41 (Call 03/15/41)	150	164,465

Security	Principal (000s)	Value
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 06/15/43	$225	$246,176
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/44 (Call 05/01/44)	375	354,475
Parker-Hannifin Corp.
4.20%, 11/21/34 (Call 05/21/34)	325	333,885
4.45%, 11/21/44 (Call 05/21/44)[a]	215	224,257
Series A
6.25%, 05/15/38	100	128,135
Tyco Electronics Group SA
7.13%, 10/01/37	225	290,357
Tyco International Finance SA
3.90%, 02/14/26 (Call 11/14/25)	95	96,571
5.13%, 09/14/45 (Call 03/14/45)	239	251,154

		6,720,711
MEDIA — 5.59%
21st Century Fox America Inc.
4.75%, 09/15/44 (Call 03/15/44)	850	851,286
5.40%, 10/01/43	455	493,778
6.15%, 02/15/41	475	553,635
6.20%, 12/15/34	670	778,194
6.40%, 12/15/35	170	200,208
6.55%, 03/15/33	640	763,359
6.65%, 11/15/37	495	600,323
7.70%, 10/30/25	280	357,976
7.75%, 12/01/45	200	275,580
7.85%, 03/01/39	225	299,813
8.15%, 10/17/36	266	361,667
CBS Corp.
4.00%, 01/15/26 (Call 10/15/25)	500	495,776
4.60%, 01/15/45 (Call 07/15/44)	100	89,789
4.85%, 07/01/42 (Call 01/01/42)	130	122,753
4.90%, 08/15/44 (Call 02/15/44)[a]	100	93,561
5.50%, 05/15/33	650	661,737
5.90%, 10/15/40 (Call 04/15/40)	200	212,357
7.88%, 07/30/30	325	427,619
CCO Safari II LLC
6.38%, 10/23/35 (Call 04/23/35)[b]	690	709,764
6.48%, 10/23/45 (Call 04/23/45)[b]	1,630	1,681,067
6.83%, 10/23/55 (Call 04/23/55)[b]	315	318,195
Comcast Corp.
4.20%, 08/15/34 (Call 02/15/34)	1,050	1,044,553

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.25%, 01/15/33	$1,335	$1,336,561
4.50%, 01/15/43	693	705,005
4.60%, 08/15/45 (Call 02/15/45)	1,150	1,195,353
4.65%, 07/15/42	950	988,576
4.75%, 03/01/44	1,300	1,379,776
6.45%, 03/15/37	305	385,603
6.50%, 11/15/35	500	639,651
6.95%, 08/15/37	840	1,119,586
7.05%, 03/15/33	150	195,971
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.15%, 03/15/42[a]	1,300	1,231,793
6.35%, 03/15/40	325	353,070
6.38%, 03/01/41	460	499,363
Discovery Communications LLC
4.88%, 04/01/43	145	128,686
6.35%, 06/01/40	850	906,155
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)[a]	550	499,658
6.63%, 01/15/40	255	280,741
Historic TW Inc.
6.63%, 05/15/29	1,030	1,279,668
NBCUniversal Media LLC
4.45%, 01/15/43	800	810,092
5.95%, 04/01/41	510	622,174
6.40%, 04/30/40	400	512,824
TCI Communications Inc.
7.13%, 02/15/28	100	132,964
7.88%, 02/15/26	370	506,836
Thomson Reuters Corp.
5.50%, 08/15/35	150	155,698
5.65%, 11/23/43 (Call 05/23/43)	175	185,397
5.85%, 04/15/40	500	531,041
Time Warner Cable Inc.
4.50%, 09/15/42 (Call 03/15/42)	200	161,562
5.50%, 09/01/41 (Call 03/01/41)	471	426,526
5.88%, 11/15/40 (Call 05/15/40)	720	686,911
6.55%, 05/01/37	475	473,919
6.75%, 06/15/39	780	794,773
7.30%, 07/01/38	850	904,800
Time Warner Entertainment Co. LP
8.38%, 07/15/33	847	988,797
Time Warner Inc.
4.65%, 06/01/44 (Call 12/01/43)	1,500	1,456,087

Security	Principal (000s)	Value
4.85%, 07/15/45 (Call 01/15/45)	$350	$348,323
4.90%, 06/15/42	450	447,331
5.35%, 12/15/43	450	470,830
5.38%, 10/15/41	200	212,646
6.10%, 07/15/40	175	197,546
6.25%, 03/29/41	270	313,087
6.50%, 11/15/36	350	415,805
7.63%, 04/15/31	365	470,061
7.70%, 05/01/32	750	978,717
Verizon Communications Inc.
4.52%, 09/15/48	1,000	898,029
4.67%, 03/15/55	1,200	1,054,503
Viacom Inc.
4.38%, 03/15/43	800	605,331
4.50%, 02/27/42	125	98,400
4.85%, 12/15/34 (Call 06/15/34)	350	303,123
4.88%, 06/15/43 (Call 12/15/42)	200	162,015
5.25%, 04/01/44 (Call 10/01/43)	325	282,418
5.85%, 09/01/43 (Call 03/01/43)	575	536,204
6.88%, 04/30/36	330	342,386
Walt Disney Co. (The)
4.38%, 08/16/41	740	779,462
7.00%, 03/01/32	250	347,799
Series E
4.13%, 12/01/41	407	410,571

		43,543,194
METAL FABRICATE & HARDWARE — 0.14%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	200	188,768
4.20%, 06/15/35 (Call 12/15/34)	500	501,948
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	250	219,265
5.25%, 10/01/54 (Call 04/01/54)	225	196,961

		1,106,942
MINING — 1.28%
Barrick Gold Corp.
5.25%, 04/01/42	550	445,462
Barrick North America Finance LLC
5.70%, 05/30/41	657	547,815
5.75%, 05/01/43	200	175,371
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	505	432,396

SCHEDULE OF INVESTMENTS	45

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	$930	$852,320
5.00%, 09/30/43	825	855,385
Freeport-McMoRan Inc.
5.40%, 11/14/34 (Call 05/14/34)	255	181,050
5.45%, 03/15/43 (Call 09/15/42)	1,025	726,469
Goldcorp Inc.
5.45%, 06/09/44 (Call 12/09/43)	300	276,785
Kinross Gold Corp.
6.88%, 09/01/41 (Call 03/01/41)	300	234,000
Newmont Mining Corp.
4.88%, 03/15/42 (Call 09/15/41)[a]	275	219,248
6.25%, 10/01/39	903	840,645
Rio Tinto Alcan Inc.
7.25%, 03/15/31	75	90,329
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40	875	864,157
7.13%, 07/15/28	240	291,276
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	970	849,268
Southern Copper Corp.
5.25%, 11/08/42	625	507,891
5.88%, 04/23/45	375	328,950
6.75%, 04/16/40	866	829,097
7.50%, 07/27/35[a]	390	405,523
Vale Canada Ltd.
7.20%, 09/15/32	50	40,631

		9,994,068
OFFICE & BUSINESS EQUIPMENT — 0.04%
Xerox Corp.
4.80%, 03/01/35[a]	150	129,710
6.75%, 12/15/39[a]	175	183,791

		313,501
OIL & GAS — 6.73%
Alberta Energy Co. Ltd.
7.38%, 11/01/31	180	170,878
8.13%, 09/15/30	175	182,259
Anadarko Finance Co.
7.50%, 05/01/31	400	485,554
Anadarko Petroleum Corp.
4.50%, 07/15/44 (Call 01/15/44)	325	298,503
6.20%, 03/15/40	805	869,873
6.45%, 09/15/36	745	833,156

Security	Principal (000s)	Value
Apache Corp.
4.25%, 01/15/44 (Call 07/15/43)	$200	$172,304
4.75%, 04/15/43 (Call 10/15/42)	1,025	945,307
5.10%, 09/01/40 (Call 03/01/40)	255	244,926
6.00%, 01/15/37	1,011	1,081,641
Burlington Resources Finance Co.
7.20%, 08/15/31	270	344,975
7.40%, 12/01/31	475	612,914
Canadian Natural Resources Ltd.
5.85%, 02/01/35	200	197,932
6.25%, 03/15/38	1,030	1,062,691
6.45%, 06/30/33	200	211,047
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	500	409,220
5.20%, 09/15/43 (Call 03/15/43)	250	224,933
6.75%, 11/15/39	445	464,532
CNOOC Nexen Finance 2014 ULC
4.88%, 04/30/44	1,200	1,225,198
Conoco Funding Co.
7.25%, 10/15/31	277	354,212
ConocoPhillips
6.50%, 02/01/39	780	953,224
ConocoPhillips Canada Funding Co. I
5.95%, 10/15/36	200	230,469
ConocoPhillips Co.
4.15%, 11/15/34 (Call 05/15/34)[a]	390	373,146
4.30%, 11/15/44 (Call 05/15/44)	725	691,454
ConocoPhillips Holding Co.
6.95%, 04/15/29	1,817	2,272,814
Continental Resources Inc./OK
4.90%, 06/01/44 (Call 12/01/43)	145	109,882
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	1,675	1,481,549
5.00%, 06/15/45 (Call 12/15/44)[a]	250	228,082
5.60%, 07/15/41 (Call 01/15/41)	125	119,900
7.95%, 04/15/32	80	96,263
Devon Financing Corp. LLC
7.88%, 09/30/31	247	294,892
Diamond Offshore Drilling Inc.
4.88%, 11/01/43 (Call 05/01/43)[a]	525	370,125
5.70%, 10/15/39[a]	150	116,250
Ecopetrol SA
5.38%, 06/26/26 (Call 03/26/26)	550	512,054
5.88%, 05/28/45	400	328,000

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
7.38%, 09/18/43	$1,100	$1,050,500
Encana Corp.
5.15%, 11/15/41 (Call 05/15/41)[a]	850	635,182
6.50%, 08/15/34	245	211,887
6.50%, 02/01/38	270	229,652
7.20%, 11/01/31	175	163,384
Eni USA Inc.
7.30%, 11/15/27	200	251,578
Ensco PLC
5.75%, 10/01/44 (Call 04/01/44)	650	503,750
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)	396	382,371
Hess Corp.
5.60%, 02/15/41	275	266,311
6.00%, 01/15/40	200	198,970
7.13%, 03/15/33	300	334,696
7.30%, 08/15/31	1,175	1,324,178
7.88%, 10/01/29	150	179,411
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	250	215,090
6.60%, 10/01/37	605	616,247
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	600	536,028
5.00%, 09/15/54 (Call 03/15/54)	200	172,933
6.50%, 03/01/41 (Call 09/01/40)	240	258,954
Murphy Oil Corp.
5.13%, 12/01/42 (Call 06/01/42)	150	105,152
7.05%, 05/01/29	230	237,669
Nexen Energy ULC
6.40%, 05/15/37	564	666,571
7.50%, 07/30/39	375	495,549
7.88%, 03/15/32	160	212,290
Noble Energy Inc.
5.25%, 11/15/43 (Call 05/15/43)	570	518,047
6.00%, 03/01/41 (Call 09/01/40)	760	765,817
Noble Holding International Ltd.
5.25%, 03/15/42	500	315,000
6.05%, 03/01/41	100	66,000
6.20%, 08/01/40	30	19,800
6.95%, 04/01/45 (Call 10/01/44)	250	180,000
Occidental Petroleum Corp.
4.63%, 06/15/45 (Call 12/15/44)	180	186,007
Petro-Canada
5.35%, 07/15/33	100	105,037

Security	Principal (000s)	Value
6.80%, 05/15/38	$776	$952,713
Petroleos Mexicanos
4.50%, 01/23/26[b]	600	575,250
5.50%, 06/27/44	825	703,312
5.50%, 06/27/44[b]	1,750	1,487,500
5.63%, 01/23/46[b]	1,100	947,375
6.38%, 01/23/45	1,050	994,875
6.50%, 06/02/41	650	624,812
6.63%, 06/15/35	1,705	1,683,687
6.63%, 06/15/38	300	292,746
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	355	353,222
4.88%, 11/15/44 (Call 05/15/44)	1,250	1,237,530
5.88%, 05/01/42	295	328,491
Rowan Companies Inc.
5.85%, 01/15/44 (Call 07/15/43)	375	262,500
Shell International Finance BV
4.13%, 05/11/35	600	597,211
4.38%, 05/11/45	1,400	1,401,158
4.55%, 08/12/43	1,700	1,737,825
5.50%, 03/25/40	225	255,937
6.38%, 12/15/38	852	1,064,442
Statoil ASA
3.95%, 05/15/43	850	795,733
4.80%, 11/08/43	350	374,185
5.10%, 08/17/40	380	419,887
6.50%, 12/01/28[b]	100	126,650
6.80%, 01/15/28	75	95,106
7.15%, 01/15/29	100	129,642
Suncor Energy Inc.
5.95%, 12/01/34	150	167,981
6.50%, 06/15/38	442	528,487
6.85%, 06/01/39	645	802,923
Talisman Energy Inc.
5.50%, 05/15/42 (Call 11/15/41)	100	72,305
6.25%, 02/01/38	675	522,051
7.25%, 10/15/27	200	193,015
Tosco Corp.
7.80%, 01/01/27	250	326,890
Valero Energy Corp.
4.90%, 03/15/45	355	326,055
6.63%, 06/15/37	977	1,064,092
7.50%, 04/15/32	305	358,064

SCHEDULE OF INVESTMENTS	47

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
XTO Energy Inc.
6.75%, 08/01/37	$400	$566,841

		52,344,713
OIL & GAS SERVICES — 0.57%
Baker Hughes Inc.
5.13%, 09/15/40	240	241,843
6.88%, 01/15/29	600	727,160
Cameron International Corp.
5.13%, 12/15/43 (Call 06/15/43)	350	359,687
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	422	400,886
4.75%, 08/01/43 (Call 02/01/43)	625	607,130
7.45%, 09/15/39	585	769,586
National Oilwell Varco Inc.
3.95%, 12/01/42 (Call 06/01/42)[a]	505	405,079
Weatherford International Ltd./Bermuda
5.95%, 04/15/42 (Call 10/17/41)	231	153,615
6.50%, 08/01/36	476	330,820
6.75%, 09/15/40	175	122,500
7.00%, 03/15/38	450	321,750

		4,440,056
PACKAGING & CONTAINERS — 0.04%
Sonoco Products Co.
5.75%, 11/01/40 (Call 05/01/40)	273	292,092

		292,092
PHARMACEUTICALS — 4.17%
Abbott Laboratories
5.30%, 05/27/40	646	739,128
6.00%, 04/01/39[a]	425	520,912
AbbVie Inc.
4.40%, 11/06/42	1,460	1,328,943
4.50%, 05/14/35 (Call 11/14/34)	1,245	1,185,842
4.70%, 05/14/45 (Call 11/14/44)	1,000	956,920
Actavis Funding SCS
4.55%, 03/15/35 (Call 09/15/34)	1,325	1,260,983
4.75%, 03/15/45 (Call 09/15/44)[a]	1,775	1,691,238
4.85%, 06/15/44 (Call 12/15/43)	250	240,998
Actavis Inc.
4.63%, 10/01/42 (Call 04/01/42)	375	352,199
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)	450	408,614

Security	Principal (000s)	Value
AstraZeneca PLC
4.00%, 09/18/42	$425	$412,040
6.45%, 09/15/37	1,197	1,551,360
Baxalta Inc.
5.25%, 06/23/45 (Call 12/23/44)[b]	495	504,661
Bristol-Myers Squibb Co.
4.50%, 03/01/44 (Call 09/01/43)	318	339,537
5.88%, 11/15/36	795	977,274
Cardinal Health Inc.
4.50%, 11/15/44 (Call 05/15/44)	125	119,913
4.60%, 03/15/43	350	342,517
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	370	347,273
5.50%, 03/15/27	570	689,797
5.55%, 03/15/37	152	182,199
Express Scripts Holding Co.
6.13%, 11/15/41	195	223,937
GlaxoSmithKline Capital Inc.
5.38%, 04/15/34	200	227,471
6.38%, 05/15/38	1,512	1,938,748
Johnson & Johnson
4.38%, 12/05/33 (Call 06/05/33)	1,625	1,768,094
4.50%, 09/01/40	200	217,632
4.50%, 12/05/43 (Call 06/05/43)	173	190,756
4.95%, 05/15/33	250	285,178
5.85%, 07/15/38	50	63,801
5.95%, 08/15/37	255	328,161
McKesson Corp.
4.88%, 03/15/44 (Call 09/15/43)	720	730,213
Mead Johnson Nutrition Co.
4.13%, 11/15/25	220	222,720
4.60%, 06/01/44 (Call 12/01/43)	180	165,518
5.90%, 11/01/39	300	335,693
Merck & Co. Inc.
3.70%, 02/10/45 (Call 08/10/44)	1,410	1,298,507
4.15%, 05/18/43	225	223,537
6.50%, 12/01/33	390	506,341
6.55%, 09/15/37	155	204,908
Merck Sharp & Dohme Corp.
5.75%, 11/15/36	700	849,476
5.95%, 12/01/28	650	819,798
Mylan Inc.
5.40%, 11/29/43 (Call 05/29/43)	230	223,837

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Novartis Capital Corp.
3.70%, 09/21/42	$350	$337,268
4.40%, 05/06/44	1,000	1,074,800
Perrigo Co. PLC
5.30%, 11/15/43 (Call 05/15/43)	250	238,094
Perrigo Finance PLC
4.90%, 12/15/44 (Call 06/15/44)	200	180,259
Pfizer Inc.
4.30%, 06/15/43	175	172,488
4.40%, 05/15/44[a]	270	269,128
7.20%, 03/15/39	1,779	2,440,239
Pharmacia Corp.
6.60%, 12/01/28	450	575,090
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36[a]	450	494,738
Wyeth LLC
5.95%, 04/01/37	980	1,175,512
Zoetis Inc.
4.70%, 02/01/43 (Call 08/01/42)	572	504,795

		32,439,085
PIPELINES — 3.53%
Buckeye Partners LP
5.85%, 11/15/43 (Call 05/15/43)	500	450,028
CenterPoint Energy Resources Corp.
5.85%, 01/15/41 (Call 07/15/40)	255	290,666
Colonial Pipeline Co.
4.20%, 04/15/43 (Call 10/15/42)[b]	25	22,633
Enable Midstream Partners LP
5.00%, 05/15/44 (Call 11/15/43)[b]	125	86,886
Enbridge Energy Partners LP Series B
7.50%, 04/15/38	510	534,480
Enbridge Inc.
4.50%, 06/10/44 (Call 12/10/43)	200	147,502
Energy Transfer Partners LP
4.75%, 01/15/26 (Call 10/15/25)	650	595,487
4.90%, 03/15/35 (Call 09/15/34)	250	200,631
5.15%, 02/01/43 (Call 08/01/42)	305	241,667
5.15%, 03/15/45 (Call 09/15/44)	500	398,843
6.05%, 06/01/41 (Call 12/01/40)	110	97,159
6.13%, 12/15/45 (Call 06/15/45)	100	89,523
6.50%, 02/01/42 (Call 08/01/41)	1,230	1,130,278

Security	Principal (000s)	Value
6.63%, 10/15/36	$165	$154,979
8.25%, 11/15/29 (Call 08/15/29)	50	60,710
EnLink Midstream Partners LP
5.60%, 04/01/44 (Call 10/01/43)	225	193,979
Enterprise Products Operating LLC
3.70%, 02/15/26 (Call 11/15/25)[a]	600	570,220
4.45%, 02/15/43 (Call 08/15/42)	825	702,247
4.85%, 08/15/42 (Call 02/15/42)	125	113,024
4.85%, 03/15/44 (Call 09/15/43)	850	766,550
4.90%, 05/15/46 (Call 11/15/45)	395	359,580
4.95%, 10/15/54 (Call 04/15/54)	950	820,582
5.10%, 02/15/45 (Call 08/15/44)	125	117,066
5.70%, 02/15/42[a]	470	471,875
5.95%, 02/01/41	175	180,327
6.13%, 10/15/39	134	140,131
7.55%, 04/15/38	100	123,119
Series D
6.88%, 03/01/33	250	286,857
Series H
6.65%, 10/15/34	100	112,922
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	90	66,864
5.00%, 08/15/42 (Call 02/15/42)	250	195,088
5.40%, 09/01/44 (Call 03/01/44)	360	293,922
5.50%, 03/01/44 (Call 09/01/43)	500	414,953
5.80%, 03/15/35	900	793,253
6.38%, 03/01/41	230	207,519
6.55%, 09/15/40	100	91,230
6.95%, 01/15/38	522	506,447
7.40%, 03/15/31[a]	100	97,838
7.50%, 11/15/40	405	423,338
7.75%, 03/15/32	100	101,005
Kinder Morgan Inc./DE
5.05%, 02/15/46 (Call 08/15/45)[a]	325	256,155
5.30%, 12/01/34 (Call 06/01/34)	2,050	1,735,523
5.55%, 06/01/45 (Call 12/01/44)	1,700	1,426,874
Magellan Midstream Partners LP
4.20%, 03/15/45 (Call 09/15/44)	200	163,323
5.15%, 10/15/43 (Call 04/15/43)	500	482,762
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	580	499,471
6.65%, 10/01/36	50	45,691
6.85%, 10/15/37	450	417,816

SCHEDULE OF INVESTMENTS	49

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 06/15/44 (Call 12/15/43)	$250	$213,657
4.90%, 02/15/45 (Call 08/15/44)	325	286,481
5.15%, 06/01/42 (Call 12/01/41)	550	492,261
6.65%, 01/15/37	325	340,515
Spectra Energy Capital LLC
7.50%, 09/15/38	240	255,272
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	250	209,321
5.95%, 09/25/43 (Call 03/25/43)	225	225,290
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43 (Call 07/15/42)	750	564,808
5.30%, 04/01/44 (Call 10/01/43)	275	215,144
6.10%, 02/15/42	300	258,447
Texas Eastern Transmission LP
7.00%, 07/15/32	450	545,895
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	1,005	961,215
5.00%, 10/16/43 (Call 04/16/43)	314	305,245
5.60%, 03/31/34	100	104,821
5.85%, 03/15/36	100	106,926
6.20%, 10/15/37	334	373,190
7.25%, 08/15/38	305	376,582
7.63%, 01/15/39	1,000	1,313,121
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	635	474,737
5.40%, 08/15/41 (Call 02/15/41)	26	22,328
Western Gas Partners LP
5.45%, 04/01/44 (Call 10/01/43)	200	177,877
Williams Companies Inc. (The)
5.75%, 06/24/44 (Call 12/24/43)	100	73,500
7.50%, 01/15/31	375	337,500
8.75%, 03/15/32	318	310,050
Williams Partners LP
4.90%, 01/15/45 (Call 07/15/44)	745	549,938
5.40%, 03/04/44 (Call 09/04/43)	600	473,747
6.30%, 04/15/40	240	210,594

		27,457,485
REAL ESTATE INVESTMENT TRUSTS — 0.63%
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	550	550,852

Security	Principal (000s)	Value
Federal Realty Investment Trust
4.50%, 12/01/44 (Call 06/01/44)	$100	$98,561
HCP Inc.
6.75%, 02/01/41 (Call 08/01/40)	225	275,386
Kimco Realty Corp.
4.25%, 04/01/45 (Call 10/01/44)	250	228,079
Omega Healthcare Investors Inc.
4.50%, 04/01/27 (Call 01/01/27)[b]	275	261,953
Realty Income Corp.
5.88%, 03/15/35	250	282,279
Simon Property Group LP
4.75%, 03/15/42 (Call 09/15/41)[a]	696	728,969
6.75%, 02/01/40 (Call 11/01/39)	425	561,425
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)[a]	500	452,925
Welltower Inc.
5.13%, 03/15/43 (Call 09/15/42)	165	168,269
6.50%, 03/15/41 (Call 09/15/40)	250	293,493
Weyerhaeuser Co.
6.95%, 10/01/27	275	329,515
7.38%, 03/15/32	525	654,458

		4,886,164
RETAIL — 3.93%
Bed Bath & Beyond Inc.
4.92%, 08/01/34 (Call 02/01/34)	375	335,758
5.17%, 08/01/44 (Call 02/01/44)	150	134,054
CVS Health Corp.
4.88%, 07/20/35 (Call 01/20/35)	750	786,875
5.13%, 07/20/45 (Call 01/20/45)	1,500	1,605,630
6.13%, 09/15/39	725	865,234
6.25%, 06/01/27	450	547,720
Darden Restaurants Inc.
7.05%, 10/15/37	280	317,842
Home Depot Inc. (The)
4.25%, 04/01/46 (Call 10/01/45)	650	657,718
4.40%, 03/15/45 (Call 09/15/44)	755	782,680
4.88%, 02/15/44 (Call 08/15/43)	385	424,673
5.88%, 12/16/36	1,111	1,366,335
5.95%, 04/01/41 (Call 10/01/40)	1,085	1,364,825
Kohl’s Corp.
5.55%, 07/17/45 (Call 01/17/45)	100	96,333
Lowe’s Companies Inc.
4.65%, 04/15/42 (Call 10/15/41)	414	435,859
5.00%, 09/15/43 (Call 03/15/43)[a]	669	739,303

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.80%, 04/15/40 (Call 10/15/39)	$690	$825,239
6.65%, 09/15/37	156	202,883
6.88%, 02/15/28	650	838,691
Macy’s Retail Holdings Inc.
4.30%, 02/15/43 (Call 08/15/42)	76	62,353
4.50%, 12/15/34 (Call 06/15/34)	200	181,801
5.13%, 01/15/42 (Call 07/15/41)[a]	250	229,274
6.38%, 03/15/37	300	321,339
6.70%, 07/15/34	250	281,293
6.90%, 04/01/29	550	666,217
McDonald’s Corp.
3.70%, 02/15/42	1,327	1,103,290
4.60%, 05/26/45 (Call 11/26/44)[a]	304	292,585
5.70%, 02/01/39	50	55,215
6.30%, 10/15/37	360	426,775
6.30%, 03/01/38	339	403,495
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	306	328,050
6.95%, 03/15/28	300	374,608
QVC Inc.
5.45%, 08/15/34 (Call 02/15/34)	300	264,893
Starbucks Corp.
4.30%, 06/15/45 (Call 12/15/44)	250	254,594
Target Corp.
4.00%, 07/01/42	985	955,085
6.50%, 10/15/37	897	1,171,016
Tiffany & Co.
4.90%, 10/01/44 (Call 04/01/44)	200	187,104
Wal-Mart Stores Inc.
4.00%, 04/11/43 (Call 10/11/42)	1,300	1,253,762
4.30%, 04/22/44 (Call 10/22/43)	850	862,510
4.88%, 07/08/40	150	163,034
5.00%, 10/25/40	325	359,632
5.25%, 09/01/35	1,015	1,169,352
5.63%, 04/15/41	250	300,076
6.20%, 04/15/38	1,896	2,405,081
6.50%, 08/15/37	1,784	2,329,381
7.55%, 02/15/30	500	703,080
Walgreen Co.
4.40%, 09/15/42	125	109,948
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)	100	92,857
4.80%, 11/18/44 (Call 05/18/44)	1,050	974,069

		30,609,421

Security	Principal (000s)	Value
SEMICONDUCTORS — 0.57%
Applied Materials Inc.
5.10%, 10/01/35 (Call 04/01/35)	$70	$70,513
5.85%, 06/15/41	554	601,324
Broadcom Corp.
4.50%, 08/01/34 (Call 02/01/34)	240	238,784
Intel Corp.
4.00%, 12/15/32	365	357,013
4.80%, 10/01/41	1,225	1,273,209
4.90%, 07/29/45 (Call 01/29/45)	710	740,508
KLA-Tencor Corp.
5.65%, 11/01/34 (Call 07/01/34)	190	188,039
QUALCOMM Inc.
4.65%, 05/20/35 (Call 11/20/34)	500	453,923
4.80%, 05/20/45 (Call 11/20/44)	600	517,900

		4,441,213
SOFTWARE — 1.58%
Microsoft Corp.
3.50%, 02/12/35 (Call 08/12/34)	740	686,809
3.50%, 11/15/42	350	312,189
3.75%, 05/01/43 (Call 11/01/42)[a]	350	324,462
3.75%, 02/12/45 (Call 08/12/44)	150	137,029
4.00%, 02/12/55 (Call 08/12/54)	1,500	1,342,056
4.20%, 11/03/35	500	503,993
4.50%, 10/01/40	380	393,318
4.88%, 12/15/43 (Call 06/15/43)[a]	489	535,021
5.20%, 06/01/39	311	350,231
5.30%, 02/08/41	600	687,838
Oracle Corp.
3.25%, 05/15/30 (Call 02/15/30)	1,666	1,555,214
3.90%, 05/15/35 (Call 11/15/34)	750	710,612
4.13%, 05/15/45 (Call 11/15/44)	350	330,304
4.30%, 07/08/34 (Call 01/08/34)	1,450	1,448,124
4.38%, 05/15/55 (Call 11/15/54)	250	232,926
4.50%, 07/08/44 (Call 01/08/44)	700	701,082
5.38%, 07/15/40	690	773,900
6.13%, 07/08/39	1,070	1,305,622

		12,330,730
TELECOMMUNICATIONS — 7.37%
Alltel Corp.
7.88%, 07/01/32	190	237,851
America Movil SAB de CV
4.38%, 07/16/42[a]	850	782,693

SCHEDULE OF INVESTMENTS	51

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.13%, 11/15/37	$125	$140,133
6.13%, 03/30/40	1,300	1,476,907
6.38%, 03/01/35	125	144,269
AT&T Corp.
8.25%, 11/15/31	925	1,267,707
AT&T Inc.
4.30%, 12/15/42 (Call 06/15/42)	354	306,556
4.35%, 06/15/45 (Call 12/15/44)	668	578,129
4.50%, 05/15/35 (Call 11/15/34)	1,285	1,197,850
4.75%, 05/15/46 (Call 11/15/45)	740	681,885
4.80%, 06/15/44 (Call 12/15/43)	2,300	2,134,653
5.35%, 09/01/40	925	919,906
5.55%, 08/15/41	270	276,341
6.15%, 09/15/34	700	758,136
6.30%, 01/15/38	1,576	1,749,349
6.40%, 05/15/38	350	390,892
6.45%, 06/15/34	600	677,935
6.50%, 09/01/37	355	404,692
6.55%, 02/15/39	620	707,520
AT&T Mobility LLC
7.13%, 12/15/31	400	491,280
BellSouth Corp.
6.55%, 06/15/34	500	545,925
6.88%, 10/15/31	300	342,055
British Telecommunications PLC
9.63%, 12/15/30	1,050	1,582,591
Cisco Systems Inc.
5.50%, 01/15/40	1,450	1,705,227
5.90%, 02/15/39	274	333,948
Corning Inc.
4.70%, 03/15/37	75	75,106
4.75%, 03/15/42[a]	275	269,317
5.75%, 08/15/40	40	46,824
7.25%, 08/15/36 (Call 08/15/26)	200	240,112
Deutsche Telekom International Finance BV
8.75%, 06/15/30[a]	1,524	2,171,011
9.25%, 06/01/32	205	307,262
Embarq Corp.
8.00%, 06/01/36[a]	525	553,875
GTE Corp.
6.94%, 04/15/28	200	238,701
Harris Corp.
4.85%, 04/27/35 (Call 10/27/34)	230	224,730

Security	Principal (000s)	Value
5.05%, 04/27/45 (Call 10/27/44)	$150	$146,495
6.15%, 12/15/40	100	110,388
Juniper Networks Inc.
5.95%, 03/15/41	345	338,775
Koninklijke KPN NV
8.38%, 10/01/30	205	268,124
Motorola Solutions Inc.
5.50%, 09/01/44	250	202,727
New Cingular Wireless Services Inc.
8.75%, 03/01/31	605	850,751
Orange SA
5.38%, 01/13/42	250	271,683
5.50%, 02/06/44 (Call 08/06/43)[a]	700	778,141
9.00%, 03/01/31	1,155	1,670,774
Pacific Bell Telephone Co.
7.13%, 03/15/26	700	867,249
Qwest Corp.
6.88%, 09/15/33 (Call 11/30/15)	961	951,390
7.13%, 11/15/43 (Call 11/30/15)	375	366,112
Rogers Communications Inc.
5.00%, 03/15/44 (Call 09/15/43)	520	527,836
7.50%, 08/15/38	490	636,266
Telefonica Emisiones SAU
7.05%, 06/20/36	1,175	1,398,869
Telefonica Europe BV
8.25%, 09/15/30	437	571,052
Verizon Communications Inc.
3.85%, 11/01/42 (Call 05/01/42)	450	376,125
4.40%, 11/01/34 (Call 05/01/34)	1,875	1,759,958
4.75%, 11/01/41	490	461,425
4.86%, 08/21/46	2,700	2,576,367
5.01%, 08/21/54	3,300	3,062,489
5.05%, 03/15/34 (Call 12/15/33)	1,075	1,087,747
5.85%, 09/15/35	555	608,783
6.00%, 04/01/41	300	332,717
6.40%, 09/15/33	700	812,149
6.40%, 02/15/38	380	440,838
6.55%, 09/15/43	4,175	5,006,453
6.90%, 04/15/38	955	1,168,606
7.35%, 04/01/39	400	504,196
7.75%, 12/01/30	965	1,296,579
7.75%, 06/15/32	450	574,284

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Verizon Florida LLC Series E
6.86%, 02/01/28[a]	$450	$425,013
Verizon Maryland LLC Series B
5.13%, 06/15/33	650	641,435
Vodafone Group PLC
4.38%, 02/19/43[a]	380	331,537
6.15%, 02/27/37	1,111	1,187,852
6.25%, 11/30/32	450	484,973
7.88%, 02/15/30	234	291,091

		57,348,617
TEXTILES — 0.05%
Cintas Corp. No. 2
6.15%, 08/15/36	332	398,384

		398,384
TOYS, GAMES & HOBBIES — 0.09%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	140	136,506
6.35%, 03/15/40	350	391,678
Mattel Inc.
5.45%, 11/01/41 (Call 05/01/41)	175	171,664

		699,848
TRANSPORTATION — 2.62%
Burlington Northern Santa Fe LLC
4.15%, 04/01/45 (Call 10/01/44)	500	470,052
4.38%, 09/01/42 (Call 03/01/42)	380	367,452
4.40%, 03/15/42 (Call 09/15/41)	321	311,716
4.55%, 09/01/44 (Call 03/01/44)	350	347,759
4.70%, 09/01/45 (Call 03/01/45)	400	407,027
4.90%, 04/01/44 (Call 10/01/43)	1,250	1,304,560
5.15%, 09/01/43 (Call 03/01/43)	275	295,693
5.40%, 06/01/41 (Call 12/01/40)	270	297,242
5.75%, 05/01/40 (Call 11/01/39)	450	513,335
6.15%, 05/01/37	150	179,006
6.20%, 08/15/36	350	418,631
Canadian National Railway Co.
3.50%, 11/15/42 (Call 05/15/42)	295	266,685
4.50%, 11/07/43 (Call 05/07/43)	250	264,277
6.20%, 06/01/36	170	215,991
6.25%, 08/01/34	50	63,131
6.38%, 11/15/37	158	206,541
6.90%, 07/15/28	525	703,472

Security	Principal (000s)	Value
Canadian Pacific Railway Co.
3.70%, 02/01/26 (Call 11/01/25)	$600	$605,926
4.80%, 09/15/35 (Call 03/15/35)	105	107,668
4.80%, 08/01/45 (Call 02/01/45)	100	101,736
5.75%, 01/15/42	200	227,175
7.13%, 10/15/31	440	551,995
Con–way Inc.
6.70%, 05/01/34	125	83,750
CSX Corp.
3.95%, 05/01/50 (Call 11/01/49)	350	302,198
4.10%, 03/15/44 (Call 09/15/43)	950	875,125
4.40%, 03/01/43 (Call 09/01/42)	126	121,527
4.50%, 08/01/54 (Call 02/01/54)	325	303,049
4.75%, 05/30/42 (Call 11/30/41)	237	239,836
5.50%, 04/15/41 (Call 10/15/40)	70	77,846
6.00%, 10/01/36	240	279,141
6.22%, 04/30/40	105	125,662
FedEx Corp.
3.88%, 08/01/42	200	174,191
3.90%, 02/01/35	1,085	995,146
4.10%, 02/01/45	250	225,173
4.50%, 02/01/65	75	66,424
4.75%, 11/15/45 (Call 05/15/45)	160	159,233
4.90%, 01/15/34	225	232,125
5.10%, 01/15/44	150	156,906
Kansas City Southern Railway Co. (The)
4.30%, 05/15/43 (Call 11/15/42)	150	137,748
4.95%, 08/15/45 (Call 02/15/45)	500	500,723
Norfolk Southern Corp.
4.45%, 06/15/45 (Call 12/15/44)	430	415,555
4.65%, 01/15/46	140	140,657
4.80%, 08/15/43 (Call 02/15/43)	970	986,278
4.84%, 10/01/41	428	435,432
6.00%, 05/23/11	425	464,247
NorthWestern Corp.
4.18%, 11/15/44 (Call 05/15/44)	150	145,238
Union Pacific Corp.
3.38%, 02/01/35 (Call 08/01/34)	500	457,048
3.88%, 02/01/55 (Call 08/01/54)	780	701,086
4.05%, 11/15/45	220	216,985
4.15%, 01/15/45 (Call 07/15/44)	75	74,871
4.30%, 06/15/42 (Call 12/15/41)	250	255,939
4.75%, 12/15/43 (Call 06/15/43)	100	109,458

SCHEDULE OF INVESTMENTS	53

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.82%, 02/01/44 (Call 08/01/43)[a]	$433	$479,072
6.63%, 02/01/29	307	407,943
United Parcel Service Inc.
4.88%, 11/15/40 (Call 05/15/40)	517	578,626
6.20%, 01/15/38	837	1,082,888
United Parcel Service of America Inc.
8.38%, 04/01/30[d]	100	141,025

		20,375,221
TRUCKING & LEASING — 0.03%
GATX Corp.
5.20%, 03/15/44 (Call 09/15/43)	250	252,197

		252,197
WATER — 0.20%
American Water Capital Corp.
4.30%, 09/01/45 (Call 03/01/45)	500	509,205
6.59%, 10/15/37	223	291,773
United Utilities PLC
6.88%, 08/15/28	350	409,554
Veolia Environnement SA
6.75%, 06/01/38	250	307,248

		1,517,780

TOTAL CORPORATE BONDS & NOTES
(Cost: $671,680,847)		634,166,023
FOREIGN GOVERNMENT OBLIGATIONS[e] — 7.25%
BRAZIL — 0.70%
Brazilian Government International Bond
5.00%, 01/27/45[a]	1,450	1,096,925
5.63%, 01/07/41	800	650,000
7.13%, 01/20/37[a]	1,680	1,632,120
8.25%, 01/20/34[a]	630	672,525
10.13%, 05/15/27	1,086	1,433,520

		5,485,090
CANADA — 0.20%
Province of British Columbia Canada
6.50%, 01/15/26	200	263,169
Province of Quebec Canada
7.50%, 09/15/29	900	1,314,090

		1,577,259
CHILE — 0.07%
Chile Government International Bond
3.63%, 10/30/42[a]	600	529,559

		529,559

Security	Principal (000s)	Value
COLOMBIA — 0.63%
Colombia Government International Bond
5.00%, 06/15/45 (Call 12/15/44)	$650	$580,995
5.63%, 02/26/44 (Call 08/26/43)	2,600	2,526,325
6.13%, 01/18/41	750	773,929
7.38%, 09/18/37[a]	900	1,049,597

		4,930,846
ISRAEL — 0.05%
Israel Government International Bond
4.50%, 01/30/43	400	405,500

		405,500
ITALY — 0.19%
Italy Government International Bond
5.38%, 06/15/33	967	1,109,511
Region of Lombardy Italy
5.80%, 10/25/32	305	331,593

		1,441,104
MEXICO — 1.35%
Mexico Government International Bond
4.60%, 01/23/46	1,350	1,250,361
4.75%, 03/08/44	1,890	1,794,021
5.55%, 01/21/45	800	846,762
5.75%, 10/12/49	2,030	1,981,894
6.05%, 01/11/40	1,270	1,438,438
6.75%, 09/27/34	1,175	1,444,233
7.50%, 04/08/33	477	634,057
8.30%, 08/15/31	755	1,109,598

		10,499,364
PANAMA — 0.42%
Panama Government International Bond
6.70%, 01/26/36	1,230	1,515,020
7.13%, 01/29/26[a]	700	884,927
9.38%, 04/01/29	580	855,581

		3,255,528
PERU — 0.48%
Peruvian Government International Bond
4.13%, 08/25/27	200	200,986
5.63%, 11/18/50	1,375	1,487,541

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.55%, 03/14/37[a]	$495	$595,824
8.75%, 11/21/33	1,000	1,457,833

		3,742,184
PHILIPPINES — 1.02%
Philippine Government International Bond
3.95%, 01/20/40[a]	700	724,500
5.00%, 01/13/37	1,600	1,898,000
5.50%, 03/30/26	1,600	1,916,000
6.38%, 01/15/32	1,000	1,305,000
6.38%, 10/23/34	800	1,069,000
7.75%, 01/14/31	200	288,000
9.50%, 02/02/30	450	724,500

		7,925,000
SOUTH AFRICA — 0.13%
South Africa Government International Bond
5.38%, 07/24/44	800	786,000
6.25%, 03/08/41	200	222,500

		1,008,500
SOUTH KOREA — 0.16%
Export-Import Bank of Korea
3.25%, 08/12/26[a]	450	454,011
Republic of Korea
4.13%, 06/10/44[a]	700	803,553

		1,257,564
SUPRANATIONAL — 0.35%
Asian Development Bank
5.82%, 06/16/28	310	398,664
European Investment Bank
4.88%, 02/15/36[a]	755	952,493
Inter-American Development Bank
3.20%, 08/07/42[a]	375	370,743
3.88%, 10/28/41	245	271,555
4.38%, 01/24/44	250	299,934
International Bank for Reconstruction & Development
4.75%, 02/15/35	350	432,535

		2,725,924
TURKEY — 1.23%
Turkey Government International Bond
4.88%, 04/16/43	500	450,875

Security	Principal (000s)	Value
6.63%, 02/17/45	$2,600	$2,999,750
6.75%, 05/30/40[a]	600	686,400
6.88%, 03/17/36	900	1,038,375
7.25%, 03/05/38[a]	800	964,000
8.00%, 02/14/34[a]	1,700	2,184,500
11.88%, 01/15/30	750	1,253,625

		9,577,525
URUGUAY — 0.27%
Uruguay Government International Bond
4.13%, 11/20/45	200	162,500
5.10%, 06/18/50	1,600	1,448,000
7.63%, 03/21/36[a]	365	463,550

		2,074,050

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $60,391,417)		56,434,997
MUNICIPAL DEBT OBLIGATIONS — 8.58%
CALIFORNIA — 2.74%
Alameda County Joint Powers Authority RB BAB
7.05%, 12/01/44	135	175,865
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	650	868,075
Series S1
7.04%, 04/01/50	750	1,035,277
California State Public Works Board RB BAB Series G-2
8.36%, 10/01/34	360	515,653
City of Los Angeles Department of Airports RB BAB
6.58%, 05/15/39	280	363,706
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.95%, 11/01/50	540	739,022
County of Sonoma CA RB Series A
6.00%, 12/01/29(GTD)	150	176,969
East Bay Municipal Utility District Water System Revenue RB BAB Series B
5.87%, 06/01/40	510	646,848

SCHEDULE OF INVESTMENTS	55

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	$400	$570,556
Los Angeles County Metropolitan Transportation Authority RB BAB Series A
5.74%, 06/01/39	300	365,949
Los Angeles County Public Works Financing Authority RB BAB
7.62%, 08/01/40	300	410,403
Los Angeles Department of Water & Power RB BAB
6.57%, 07/01/45	725	980,156
6.60%, 07/01/50	300	401,517
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	800	957,872
6.76%, 07/01/34	550	722,529
Regents of the University of California Medical Center Pooled Revenue RB BAB
6.55%, 05/15/48	300	388,788
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	460	585,594
San Diego County Water Authority Financing Corp. RB BAB
6.14%, 05/01/49	490	613,240
State of California GO BAB
7.30%, 10/01/39	920	1,305,673
7.35%, 11/01/39	450	638,321
7.50%, 04/01/34	2,250	3,185,685
7.55%, 04/01/39	900	1,328,382
7.60%, 11/01/40	900	1,347,606
7.95%, 03/01/36 (Call 03/01/20)	500	597,475
University of California RB
Series AD
4.86%, 05/15/12	380	360,947
Series AN
4.77%, 05/15/44 (Call 05/15/24)[a]	650	657,755
University of California RB BAB
5.77%, 05/15/43	350	428,274

Security	Principal (000s)	Value
5.95%, 05/15/45	$800	$970,752

		21,338,889
COLORADO — 0.12%
Colorado Bridge Enterprise RB BAB Series A
6.08%, 12/01/40	300	377,259
Denver City & County School District No. 1 COP Series B
7.02%, 12/15/37	435	576,936

		954,195
CONNECTICUT — 0.17%
State of Connecticut GO Series A
5.85%, 03/15/32	200	236,180
State of Connecticut GO BAB
5.09%, 10/01/30	200	223,700
5.63%, 12/01/29	720	836,367

		1,296,247
DISTRICT OF COLUMBIA — 0.03%
District of Columbia Water & Sewer Authority RB
4.81%, 10/01/14	200	199,868

		199,868
GEORGIA — 0.26%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010A
6.64%, 04/01/57	375	446,104
Project P, Series 2010A
7.06%, 04/01/57	1,125	1,214,786
State of Georgia GO BAB Series H
4.50%, 11/01/25	300	338,472

		1,999,362
ILLINOIS — 1.02%
Chicago Transit Authority RB
Series A
6.90%, 12/01/40	650	726,836
Series B
6.90%, 12/01/40	225	253,168

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Chicago Transit Authority RB BAB Series B
6.20%, 12/01/40	$220	$233,950
City of Chicago IL GO Series C
7.78%, 01/01/35	760	810,282
City of Chicago IL Wastewater Transmission Revenue RB BAB Series B
6.90%, 01/01/40	200	222,144
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	480	600,514
Metropolitan Water Reclamation District of Greater Chicago GOL BAB
5.72%, 12/01/38	630	720,367
State of Illinois GO
5.10%, 06/01/33[a]	3,765	3,473,212
5.65%, 12/01/38	725	674,482
State of Illinois GO BAB Series 3
6.73%, 04/01/35	200	205,922

		7,920,877
KANSAS — 0.04%
State of Kansas Department of Transportation RB BAB
4.60%, 09/01/35	300	331,014

		331,014
KENTUCKY — 0.02%
Louisville & Jefferson County Metropolitan Sewer District RB BAB
6.25%, 05/15/43	145	186,817

		186,817
MARYLAND — 0.03%
Maryland State Transportation Authority RB BAB
5.89%, 07/01/43	200	243,866

		243,866
MASSACHUSETTS — 0.32%
Commonwealth of Massachusetts GOL BAB
4.91%, 05/01/29	290	336,455

Security	Principal (000s)	Value
Series E
5.46%, 12/01/39	$845	$1,020,380
Commonwealth of Massachusetts Transportation Fund Revenue RB BAB Series A
5.73%, 06/01/40	300	376,068
Massachusetts Clean Water Trust (The) RB BAB Series B
5.19%, 08/01/40	150	172,426
Massachusetts School Building Authority RB BAB
5.72%, 08/15/39	450	550,755

		2,456,084
MISSOURI — 0.14%
Missouri Highway & Transportation Commission RB BAB
5.45%, 05/01/33	500	584,515
University of Missouri RB BAB
5.79%, 11/01/41	400	511,156

		1,095,671
NEW JERSEY — 0.61%
New Jersey Economic Development Authority RB Series A
7.43%, 02/15/29 (NPFGC)	675	760,664
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41	1,375	1,864,857
Series F
7.41%, 01/01/40	250	349,665
New Jersey Transportation Trust Fund Authority RB BAB
Series C
5.75%, 12/15/28	1,020	1,059,913
Rutgers The State University of New Jersey RB BAB
5.67%, 05/01/40	600	698,658

		4,733,757
NEW YORK — 1.42%
City of New York NY GO BAB
5.85%, 06/01/40	510	637,791
5.99%, 12/01/36	145	176,584
6.27%, 12/01/37	625	798,425

SCHEDULE OF INVESTMENTS	57

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Housing Development Corp./NY
3.71%, 02/15/48[a]	$650	$667,765
Metropolitan Transportation Authority RB BAB
6.09%, 11/15/40	250	314,398
6.67%, 11/15/39	385	496,727
Series A
5.87%, 11/15/39	100	120,161
Series C-1
6.69%, 11/15/40	275	359,642
Series E
6.81%, 11/15/40	400	520,832
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.27%, 05/01/27	600	690,834
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37	200	240,160
5.57%, 11/01/38	250	300,575
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	575	687,205
5.75%, 06/15/41	275	345,433
5.88%, 06/15/44	350	450,051
6.01%, 06/15/42	300	381,924
New York State Dormitory Authority RB BAB
5.39%, 03/15/40	625	750,006
5.50%, 03/15/30	200	234,888
5.63%, 03/15/39	200	240,944
Port Authority of New York & New Jersey RB
4.46%, 10/01/62	835	809,524
4.93%, 10/01/51	500	527,825
Series 182
5.31%, 08/01/46 (Call 08/01/24)	1,250	1,331,212

		11,082,906
OHIO — 0.29%
American Municipal Power Inc. RB BAB
7.50%, 02/15/50	570	757,980
8.08%, 02/15/50	500	717,295

Security	Principal (000s)	Value
Ohio State University (The) RB Series A
4.80%, 06/01/11	$200	$194,726
Ohio State University (The) RB BAB
4.91%, 06/01/40	550	617,095

		2,287,096
OREGON — 0.14%
Oregon School Boards Association GOL
Series B
5.55%, 06/30/28(NPFGC)	250	290,715
5.68%, 06/30/28(NPFGC)	500	600,735
State of Oregon Department of Transportation RB BAB Series 2010A
5.83%, 11/15/34	175	220,656

		1,112,106
PENNSYLVANIA — 0.13%
Commonwealth of Pennsylvania GO BAB
5.45%, 02/15/30	300	341,217
Series B
4.65%, 02/15/26	100	107,938
Pennsylvania Turnpike Commission RB BAB Series B
5.56%, 12/01/49	480	573,422

		1,022,577
TEXAS — 0.88%
City of Houston TX Combined Utility System Revenue RB Series B
3.83%, 05/15/28	300	313,908
City of Houston TX GOL Series A
6.29%, 03/01/32	400	490,496
City Public Service Board of San Antonio TX RB BAB
5.81%, 02/01/41	550	682,874
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	425	551,561
Dallas Convention Center Hotel Development Corp. RB BAB
7.09%, 01/01/42	340	432,650

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Unaudited) (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Dallas County Hospital District GOL BAB Series C
5.62%, 08/15/44	$150	$181,760
Dallas Independent School District GO BAB
6.45%, 02/15/35 (Call 02/15/21)(PSF)	550	644,969
North Texas Tollway Authority RB BAB
8.91%, 02/01/30 (Call 02/01/20)	550	653,318
State of Texas GO BAB
5.52%, 04/01/39	425	532,576
Series A
4.63%, 04/01/33	500	553,945
4.68%, 04/01/40	100	112,348
Texas Transportation Commission State Highway Fund RB BAB Series B
5.18%, 04/01/30	825	973,442
University of Texas System (The) RB BAB
Series B
6.28%, 08/15/41 (Call 08/15/19)	370	414,333
Series D
5.13%, 08/15/42	250	296,625

		6,834,805
UTAH — 0.08%
Utah Transit Authority RB BAB Series B
5.94%, 06/15/39	500	634,275

		634,275
VIRGINIA — 0.05%
University of Virginia RB BAB
6.20%, 09/01/39	300	406,248

		406,248
WASHINGTON — 0.09%
Central Puget Sound Regional Transit Authority RB BAB
5.49%, 11/01/39	150	186,525
State of Washington GO BAB
5.14%, 08/01/40	400	470,184

		656,709

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $69,133,587)		66,793,369

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 7.01%

MONEY MARKET FUNDS — 7.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,f,g]	40,906	40,905,977
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,f,g]	3,583	3,583,496
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,f]	10,059	10,058,727

		54,548,200

TOTAL SHORT-TERM INVESTMENTS
(Cost: $54,548,200)		54,548,200

TOTAL INVESTMENTS IN SECURITIES — 104.31%
(Cost: $855,754,051)		811,942,589
Other Assets, Less Liabilities — (4.31)%		(33,573,741)

NET ASSETS — 100.00%		$778,368,848

BAB  —   Build America Bond

COP  —   Certificates of Participation

GO  —   General Obligation

GOL  —   General Obligation Limited

GTD  —   Guaranteed by the Commonwealth, County or State

PSF  —   Permanent School Fund

RB  —   Revenue Bond

Insured by:

NPFGC  —  National Public Finance Guarantee Corp.

[a]	All or a portion of this security represents a security on loan.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Investments are denominated in U.S. dollars.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral.

SCHEDULE OF INVESTMENTS	59

Statement of Assets and Liabilities (Unaudited)

iSHARES® 10+ YEAR CREDIT BOND ETF

October 31, 2015

ASSETS
Investments, at cost:
Unaffiliated	$800,576,911
Affiliated	55,177,140

Total cost of investments	$855,754,051

Investments in securities, at fair value (including securities on loana):
Unaffiliated	$756,756,926
Affiliated	55,185,663

Total fair value of investments	811,942,589
Cash	72,603
Receivables:
Investment securities sold	6,590,317
Due from custodian	320,619
Interest	10,159,910
Tax reclaims	2,343

Total Assets	829,088,381

LIABILITIES
Payables:
Investment securities purchased	6,100,385
Collateral for securities on loan	44,489,473
Investment advisory fees	129,675

Total Liabilities	50,719,533

NET ASSETS	$778,368,848

Net assets consist of:
Paid-in capital	$825,247,570
Undistributed net investment income	2,705,337
Accumulated net realized loss	(5,772,597)
Net unrealized depreciation	(43,811,462)

NET ASSETS	$778,368,848

Shares outstanding[b]	13,600,000

Net asset value per share	$57.23

[a]	Securities on loan with a value of $43,440,428.
[b]	No par value, unlimited number of shares authorized.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Selected Audited Financial Statements

February 28, 2015

iShares Trust

iShares 10+ Year Credit Bond ETF  |  CLY  |  NYSE Arca

Schedule of Investments

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 79.37%

ADVERTISING — 0.06%
Interpublic Group of Companies Inc. (The)
2.25%, 11/15/17	$1,500	$1,505,735
Omnicom Group Inc.
5.90%, 04/15/16	5,027	5,286,411

		6,792,146
AEROSPACE & DEFENSE — 0.84%
Boeing Capital Corp.
2.13%, 08/15/16 (Call 07/15/16)	12,558	12,799,661
Boeing Co. (The)
3.75%, 11/20/16	2,330	2,447,807
General Dynamics Corp.
1.00%, 11/15/17	13,900	13,843,338
2.25%, 07/15/16	6,250	6,373,118
L-3 Communications Corp.
1.50%, 05/28/17	10,050	9,961,368
Lockheed Martin Corp.
2.13%, 09/15/16	14,455	14,735,412
7.65%, 05/01/16	1,000	1,078,103
United Technologies Corp.
1.80%, 06/01/17	20,192	20,594,261
5.38%, 12/15/17	9,283	10,336,357

		92,169,425
AGRICULTURE — 0.62%
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	750	768,271
4.10%, 03/15/16	12,483	12,848,582
Bunge N.A. Finance LP
5.90%, 04/01/17	2,680	2,889,138
Lorillard Tobacco Co.
3.50%, 08/04/16[a]	11,000	11,324,177
Philip Morris International Inc.
1.13%, 08/21/17	4,350	4,347,001
1.25%, 11/09/17[a]	5,540	5,539,488
1.63%, 03/20/17	65	65,819
2.50%, 05/16/16	16,548	16,905,017
5.65%, 05/16/18	5,000	5,652,282
Reynolds American Inc.
6.75%, 06/15/17	7,100	7,875,339

		68,215,114

Security	Principal (000s)	Value
AIRLINES — 0.07%
UAL 2009-2 Pass Through Trust Class A
9.75%, 07/15/18	$7,204	$7,996,323

		7,996,323
AUTO MANUFACTURERS — 1.27%
American Honda Finance Corp.
1.13%, 10/07/16	14,961	15,037,328
1.20%, 07/14/17	7,500	7,513,383
1.55%, 12/11/17	13,000	13,111,999
PACCAR Financial Corp.
0.75%, 05/16/16[a]	3,900	3,904,525
1.10%, 06/06/17	14,090	14,066,927
1.15%, 08/16/16	4,250	4,271,314
1.40%, 11/17/17	3,140	3,143,870
Toyota Motor Credit Corp.
0.80%, 05/17/16[a]	8,275	8,284,616
1.13%, 05/16/17	15,000	15,059,368
1.25%, 10/05/17	18,811	18,881,326
1.45%, 01/12/18[a]	6,605	6,641,768
1.75%, 05/22/17[a]	1,600	1,627,988
2.00%, 09/15/16[a]	7,290	7,434,421
2.05%, 01/12/17[a]	19,903	20,361,037

		139,339,870
AUTO PARTS & EQUIPMENT — 0.11%
Johnson Controls Inc.
1.40%, 11/02/17	8,078	8,035,196
2.60%, 12/01/16	4,000	4,089,409

		12,124,605
BANKS — 31.91%
Abbey National Treasury Services PLC/London
1.38%, 03/13/17	10,000	9,994,325
1.65%, 09/29/17	8,500	8,507,801
4.00%, 04/27/16	7,976	8,243,273
American Express Bank FSB
6.00%, 09/13/17	11,737	13,037,788
Australia & New Zealand Banking Group Ltd./New York NY
0.90%, 02/12/16	11,500	11,537,605
1.25%, 01/10/17	10,850	10,879,154
1.25%, 06/13/17	1,000	998,351
1.50%, 01/16/18	10,000	9,963,197

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
1.88%, 10/06/17[a]	$12,500	$12,627,413
Bank of America Corp.
1.35%, 11/21/16	13,940	13,950,967
1.70%, 08/25/17	24,785	24,843,075
2.00%, 01/11/18	8,500	8,534,974
3.63%, 03/17/16	22,730	23,323,496
3.88%, 03/22/17	12,404	12,997,961
5.42%, 03/15/17	3,180	3,399,272
5.63%, 10/14/16	12,335	13,175,996
5.70%, 05/02/17	5,000	5,388,111
5.75%, 08/15/16	13,785	14,589,641
5.75%, 12/01/17	27,115	29,934,180
6.00%, 09/01/17	17,315	19,105,901
6.05%, 05/16/16	10,277	10,834,154
6.40%, 08/28/17	15,006	16,702,413
6.50%, 08/01/16	39,250	42,103,276
7.80%, 09/15/16	1,000	1,090,919
Series 1
3.75%, 07/12/16	20,985	21,691,068
Bank of America N.A.
1.13%, 11/14/16[a]	31,000	30,985,112
1.25%, 02/14/17	16,500	16,498,915
5.30%, 03/15/17	24,500	26,232,713
6.10%, 06/15/17	5,000	5,474,708
Bank of Montreal
1.30%, 07/15/16[a]	9,795	9,854,534
1.30%, 07/14/17 (Call 06/14/17)[a]	10,000	9,999,184
1.40%, 09/11/17[a]	9,700	9,696,787
2.50%, 01/11/17[a]	16,887	17,317,025
Bank of New York Mellon Corp. (The)
0.70%, 03/04/16 (Call 02/03/16)	12,677	12,694,087
1.97%, 06/20/17[b]	4,879	4,931,299
2.30%, 07/28/16	13,500	13,772,775
Bank of Nova Scotia (The)
0.95%, 03/15/16	10,290	10,326,882
1.10%, 12/13/16[a]	10,000	10,013,480
1.25%, 04/11/17[a]	5,000	5,004,833
1.30%, 07/21/17	5,639	5,638,539
1.38%, 07/15/16	8,000	8,056,790
1.38%, 12/18/17 (Call 11/18/17)[a]	5,000	4,985,181

Security	Principal (000s)	Value
2.55%, 01/12/17	$20,900	$21,467,874
2.90%, 03/29/16	10,447	10,704,339
Barclays Bank PLC
5.00%, 09/22/16	21,737	23,052,389
BB&T Corp.
1.60%, 08/15/17 (Call 07/14/17)	6,448	6,428,942
2.15%, 03/22/17 (Call 02/22/17)	2,835	2,879,985
3.95%, 04/29/16	3,250	3,362,160
BNP Paribas SA
1.25%, 12/12/16[a]	17,520	17,531,201
1.38%, 03/17/17[a]	10,000	10,008,358
2.38%, 09/14/17[a]	13,964	14,230,709
3.60%, 02/23/16	22,780	23,399,211
BPCE SA
1.63%, 02/10/17[a]	12,250	12,339,389
1.63%, 01/26/18	10,000	9,978,413
1.70%, 04/25/16	2,785	2,803,924
Branch Banking & Trust Co.
1.00%, 04/03/17 (Call 03/03/17)	10,000	9,917,231
1.05%, 12/01/16 (Call 11/01/16)	9,750	9,732,559
1.35%, 10/01/17 (Call 09/01/17)	20,000	19,912,395
1.45%, 10/03/16 (Call 09/03/16)	6,590	6,616,145
Canadian Imperial Bank of Commerce/Canada
1.35%, 07/18/16[a]	5,000	5,033,998
1.55%, 01/23/18 (Call 12/23/17)	1,725	1,722,981
Capital One Financial Corp.
3.15%, 07/15/16	15,900	16,319,848
6.75%, 09/15/17	4,967	5,587,221
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	7,500	7,486,506
1.65%, 02/05/18 (Call 01/05/18)	6,255	6,249,394
Citigroup Inc.
1.25%, 01/15/16	15,650	15,708,265
1.30%, 04/01/16	15,140	15,180,087

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
1.30%, 11/15/16	$13,890	$13,877,478
1.35%, 03/10/17	5,000	4,984,759
1.55%, 08/14/17[a]	15,000	14,962,853
1.70%, 07/25/16	28,650	28,846,844
1.80%, 02/05/18	9,565	9,534,763
1.85%, 11/24/17[a]	5,000	5,012,783
3.95%, 06/15/16[a]	26,563	27,493,974
4.45%, 01/10/17	11,658	12,285,025
4.59%, 12/15/15	11,015	11,337,695
5.30%, 01/07/16[a]	3,380	3,508,278
5.50%, 02/15/17	17,520	18,786,850
6.00%, 08/15/17	17,321	19,103,198
6.13%, 11/21/17	39,733	44,306,957
Citizens Bank N.A./Providence RI
1.60%, 12/04/17 (Call 11/04/17)	5,000	4,979,400
Commonwealth Bank of Australia/New York NY
1.13%, 03/13/17	20,000	19,956,602
1.40%, 09/08/17[a]	7,500	7,490,133
1.90%, 09/18/17[a]	16,675	16,839,643
Compass Bank
1.85%, 09/29/17 (Call 08/29/17)	7,550	7,554,889
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.38%, 01/19/17	24,074	25,021,528
Credit Suisse/New York NY
1.38%, 05/26/17[a]	35,605	35,520,247
1.75%, 01/29/18	11,000	10,983,987
Deutsche Bank AG/London
1.35%, 05/30/17[a]	11,000	10,967,633
1.40%, 02/13/17[a]	16,905	16,920,097
1.88%, 02/13/18	5,970	5,984,265
6.00%, 09/01/17	32,799	36,344,641
Discover Bank/Greenwood DE
2.00%, 02/21/18	10,500	10,514,655
Fifth Third Bank/Cincinnati OH
1.15%, 11/18/16 (Call 10/18/16)	14,720	14,706,660
1.35%, 06/01/17 (Call 05/01/17)	5,000	4,985,270

Security	Principal (000s)	Value
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18[a]	$12,395	$12,601,383
3.63%, 02/07/16[a]	83,395	85,483,623
5.35%, 01/15/16	22,665	23,545,853
5.63%, 01/15/17	19,265	20,621,352
5.75%, 10/01/16	8,894	9,511,664
5.95%, 01/18/18	29,375	32,718,885
6.25%, 09/01/17	29,945	33,279,068
HSBC USA Inc.
1.30%, 06/23/17	21,000	21,031,704
1.50%, 11/13/17[a]	7,930	7,941,806
1.63%, 01/16/18	12,000	11,997,794
1.70%, 03/05/18	8,845	8,852,384
Huntington National Bank (The)
1.30%, 11/20/16 (Call 10/20/16)	9,030	9,026,382
1.35%, 08/02/16 (Call 07/02/16)	4,950	4,954,359
1.38%, 04/24/17 (Call 03/24/17)	6,975	6,951,722
1.70%, 02/26/18 (Call 01/26/18)	5,000	5,004,061
Industrial & Commercial Bank of China Ltd./New York
2.35%, 11/13/17	10,000	10,039,694
Intesa Sanpaolo SpA
2.38%, 01/13/17	23,500	23,723,656
3.88%, 01/16/18[a]	4,200	4,382,765
JPMorgan Chase & Co.
1.13%, 02/26/16	14,235	14,279,881
1.35%, 02/15/17[a]	43,721	43,802,323
1.80%, 01/25/18[a]	14,654	14,694,646
2.00%, 08/15/17[a]	26,662	27,025,187
3.15%, 07/05/16	57,300	58,743,805
3.45%, 03/01/16	29,044	29,755,169
6.00%, 01/15/18	10,655	11,923,795
6.13%, 06/27/17	3,327	3,660,461
Series H
1.70%, 03/01/18 (Call 02/01/18)	20,000	20,010,863
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	24,480	27,126,853

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
KeyBank N.A./Cleveland OH
1.10%, 11/25/16 (Call 10/25/16)	$6,375	$6,362,618
1.65%, 02/01/18	14,500	14,499,375
KfW
0.50%, 04/19/16	60,600	60,623,228
0.50%, 07/15/16	1,000	999,685
0.63%, 12/15/16[a]	70,850	70,795,956
0.75%, 03/17/17	37,100	37,082,708
0.88%, 09/05/17	10,455	10,429,566
1.00%, 01/26/18[a]	47,000	46,841,507
1.25%, 10/05/16[a]	54,100	54,634,389
1.25%, 02/15/17	53,700	54,219,993
2.00%, 06/01/16	71,600	72,902,905
4.88%, 01/17/17[a]	30,100	32,421,282
Korea Development Bank (The)
1.50%, 01/22/18	2,000	1,984,375
3.25%, 03/09/16	1,000	1,021,606
3.88%, 05/04/17	10,500	10,985,846
4.00%, 09/09/16	6,014	6,259,043
Landwirtschaftliche Rentenbank
0.88%, 09/12/17	20,000	19,943,520
2.13%, 07/15/16	18,430	18,831,470
5.00%, 11/08/16	11,750	12,597,699
5.13%, 02/01/17	18,520	20,052,934
Lloyds Bank PLC
4.20%, 03/28/17	485	512,639
Manufacturers & Traders Trust Co.
1.25%, 01/30/17 (Call 12/30/16)	13,125	13,106,831
1.40%, 07/25/17 (Call 06/25/17)	16,250	16,218,120
Mellon Capital IV
Series 1
4.00%, 06/29/49 (Call 12/29/14)[c]	1,950	1,640,438
Morgan Stanley
1.75%, 02/25/16[a]	17,206	17,343,211
1.88%, 01/05/18	7,900	7,926,846
3.80%, 04/29/16	23,210	23,902,564
4.75%, 03/22/17	30,465	32,462,053
5.45%, 01/09/17	14,588	15,623,452
5.75%, 10/18/16	19,685	21,059,186

Security	Principal (000s)	Value
5.95%, 12/28/17	$14,185	$15,756,060
6.25%, 08/28/17[a]	10,736	11,896,598
Series F
5.55%, 04/27/17	10,200	11,033,488
MUFG Union Bank N.A.
1.50%, 09/26/16 (Call 08/26/16)	11,925	11,985,744
2.13%, 06/16/17	2,000	2,025,623
3.00%, 06/06/16	12,500	12,804,588
National Australia Bank Ltd./New York
1.30%, 07/25/16[a]	11,000	11,068,209
2.75%, 03/09/17[a]	10,750	11,076,803
National City Bank/Cleveland OH
5.25%, 12/15/16	3,500	3,736,304
Oesterreichische Kontrollbank AG
0.75%, 12/15/16[a]	15,020	15,028,440
2.00%, 06/03/16	31,969	32,552,195
PNC Bank N.A.
1.13%, 01/27/17 (Call 12/28/16)[a,d]	16,040	16,007,331
1.15%, 11/01/16 (Call 10/02/16)[d]	16,500	16,509,463
1.30%, 10/03/16 (Call 09/03/16)[a,d]	16,000	16,063,574
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[a,d]	6,021	6,154,287
Royal Bank of Canada
0.85%, 03/08/16	21,092	21,149,081
1.20%, 01/23/17	7,000	7,016,566
1.25%, 06/16/17	5,000	5,006,363
1.40%, 10/13/17	12,476	12,497,268
1.45%, 09/09/16	19,520	19,675,029
1.50%, 01/16/18[a]	6,695	6,705,985
2.30%, 07/20/16	14,520	14,808,770
2.88%, 04/19/16	9,720	9,957,816
Royal Bank of Scotland Group PLC
1.88%, 03/31/17	3,950	3,955,733
Royal Bank of Scotland PLC (The)
4.38%, 03/16/16	13,787	14,260,134

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Santander Bank N.A.
2.00%, 01/12/18 (Call 12/12/17)	$10,000	$9,993,988
Societe Generale SA
2.75%, 10/12/17	21,000	21,553,956
Sumitomo Mitsui Banking Corp.
1.30%, 01/10/17[a]	11,957	11,927,811
1.35%, 07/11/17	7,500	7,450,936
1.45%, 07/19/16	6,000	6,028,455
1.50%, 01/18/18	2,000	1,981,475
1.75%, 01/16/18	11,000	10,999,506
1.80%, 07/18/17[a]	10,000	10,029,372
SunTrust Bank/Atlanta GA
1.35%, 02/15/17 (Call 01/15/17)	15,000	15,007,392
SunTrust Banks Inc.
3.50%, 01/20/17 (Call 12/20/16)	5,500	5,721,579
3.60%, 04/15/16 (Call 03/15/16)	14,390	14,767,621
Svenska Handelsbanken AB
2.88%, 04/04/17	19,000	19,642,004
3.13%, 07/12/16	9,250	9,521,494
Toronto-Dominion Bank (The)
1.13%, 05/02/17[a]	11,000	10,986,256
1.50%, 09/09/16[a]	13,000	13,116,994
2.38%, 10/19/16[a]	22,858	23,409,588
2.50%, 07/14/16[a]	6,715	6,869,826
U.S. Bancorp/MN
1.65%, 05/15/17 (Call 04/15/17)	7,000	7,049,144
Series F
2.20%, 11/15/16 (Call 10/14/16)	14,519	14,820,949
U.S. Bank N.A./Cincinnati OH
1.10%, 01/30/17 (Call 12/30/16)	29,000	28,937,939
1.35%, 01/26/18 (Call 12/26/17)	5,190	5,176,550
1.38%, 09/11/17 (Call 08/11/17)	15,000	14,970,922
UBS AG/Stamford CT
1.38%, 08/14/17	12,355	12,302,148
5.88%, 12/20/17	26,383	29,343,666

Security	Principal (000s)	Value
Series 10
5.88%, 07/15/16	$25,202	$26,781,292
Wachovia Corp.
5.63%, 10/15/16	17,469	18,662,045
5.75%, 06/15/17	14,595	16,070,955
5.75%, 02/01/18	17,310	19,332,383
Wells Fargo & Co.
1.15%, 06/02/17[a]	8,197	8,190,909
1.25%, 07/20/16	27,930	28,024,522
1.40%, 09/08/17	10,150	10,174,234
1.50%, 01/16/18[a]	12,150	12,149,475
2.10%, 05/08/17	23,000	23,468,542
2.63%, 12/15/16[a]	18,977	19,504,018
3.68%, 06/15/16[b]	31,460	32,542,549
5.13%, 09/15/16	1,590	1,681,018
5.63%, 12/11/17	22,984	25,571,189
Wells Fargo Bank N.A.
5.60%, 03/15/16	8,500	8,925,488
6.00%, 11/15/17	10,772	12,051,228
Westpac Banking Corp.
1.05%, 11/25/16[a]	12,000	12,005,443
1.20%, 05/19/17	8,000	7,983,698
1.50%, 12/01/17	20,000	19,987,337
1.60%, 01/12/18	3,000	2,999,031
2.00%, 08/14/17	10,300	10,447,636

		3,492,271,984
BEVERAGES — 1.61%
Anheuser-Busch Companies LLC
5.05%, 10/15/16[a]	5,000	5,341,489
Anheuser-Busch InBev Finance Inc.
1.13%, 01/27/17[a]	26,050	26,173,576
1.25%, 01/17/18	2,000	1,994,290
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	10,500	10,571,495
Beam Suntory Inc.
1.88%, 05/15/17	6,000	6,054,671
Brown-Forman Corp.
1.00%, 01/15/18	3,000	2,964,538
Coca-Cola Co. (The)
0.75%, 11/01/16[a]	21,150	21,159,293
1.80%, 09/01/16[a]	9,702	9,860,482
5.35%, 11/15/17	3,800	4,228,920

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Coca-Cola Enterprises Inc.
2.00%, 08/19/16	$6,000	$6,071,027
Diageo Capital PLC
0.63%, 04/29/16	19,150	19,121,618
1.50%, 05/11/17	4,594	4,648,391
5.50%, 09/30/16	5,000	5,358,194
5.75%, 10/23/17	8,297	9,264,310
Molson Coors Brewing Co.
2.00%, 05/01/17[a]	4,985	5,042,878
PepsiCo Inc.
0.95%, 02/22/17	8,000	8,001,036
1.25%, 08/13/17[a]	19,564	19,618,969
2.50%, 05/10/16	10,943	11,153,497

		176,628,674
BIOTECHNOLOGY — 0.61%
Amgen Inc.
1.25%, 05/22/17	23,890	23,872,469
2.13%, 05/15/17	9,491	9,664,091
2.30%, 06/15/16	8,000	8,122,120
2.50%, 11/15/16	10,924	11,192,219
Celgene Corp.
1.90%, 08/15/17	7,105	7,189,864
Gilead Sciences Inc.
3.05%, 12/01/16[a]	7,000	7,266,471

		67,307,234
CHEMICALS — 0.82%
Air Products & Chemicals Inc.
1.20%, 10/15/17	5,000	4,996,981
Airgas Inc.
1.65%, 02/15/18 (Call 01/15/18)	6,000	5,939,772
Eastman Chemical Co.
2.40%, 06/01/17	13,450	13,715,684
Ecolab Inc.
1.45%, 12/08/17[a]	5,924	5,904,234
1.55%, 01/12/18	5,500	5,489,031
3.00%, 12/08/16	13,544	13,980,685
EI du Pont de Nemours & Co.
2.75%, 04/01/16	100	102,314
5.25%, 12/15/16	4,000	4,300,352
6.00%, 07/15/18	10,035	11,424,969
Monsanto Co.
1.15%, 06/30/17[a]	10,000	10,010,673

Security	Principal (000s)	Value
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	$5,000	$5,238,475
Praxair Inc.
1.25%, 11/07/18	3,400	3,349,010
Rohm & Haas Co.
6.00%, 09/15/17	4,808	5,335,640

		89,787,820
COMMERCIAL SERVICES — 0.24%
Board of Trustees of The Leland Stanford Junior University (The)
4.25%, 05/01/16	4,000	4,162,123
Synchrony Financial
1.88%, 08/15/17 (Call 07/15/17)	3,560	3,561,790
Western Union Co. (The)
2.88%, 12/10/17	6,000	6,132,215
5.93%, 10/01/16	11,210	11,974,240

		25,830,368
COMPUTERS — 1.75%
Apple Inc.
0.45%, 05/03/16[a]	22,150	22,110,370
1.05%, 05/05/17	15,520	15,609,158
Hewlett-Packard Co.
2.60%, 09/15/17	16,600	17,030,841
2.65%, 06/01/16	22,850	23,258,666
3.00%, 09/15/16	4,832	4,963,961
3.30%, 12/09/16	13,678	14,154,739
International Business Machines Corp.
0.45%, 05/06/16[a]	13,070	13,046,450
1.13%, 02/06/18	7,500	7,472,800
1.25%, 02/06/17	15,777	15,896,550
1.25%, 02/08/18	200	199,705
1.95%, 07/22/16	16,370	16,640,637
5.70%, 09/14/17	36,605	40,850,389

		191,234,266
COSMETICS & PERSONAL CARE — 0.28%
Colgate-Palmolive Co.
0.90%, 05/01/18	5,000	4,922,602
1.30%, 01/15/17	2,647	2,659,555
5.20%, 11/07/16	1,630	1,728,628
Procter & Gamble Co. (The)
0.75%, 11/04/16[a]	15,520	15,532,016

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
1.45%, 08/15/16	$5,750	$5,809,547

		30,652,348
DISTRIBUTION & WHOLESALE — 0.03%
Ingram Micro Inc.
5.25%, 09/01/17	3,000	3,224,933

		3,224,933
DIVERSIFIED FINANCIAL SERVICES — 6.00%
Air Lease Corp.
5.63%, 04/01/17[a]	14,000	14,999,552
American Express Co.
5.50%, 09/12/16	11,500	12,247,072
6.15%, 08/28/17	18,765	20,918,729
6.80%, 09/01/66 (Call 09/01/16)[c]	3,948	4,155,270
American Express Credit Corp.
1.13%, 06/05/17[a]	30,000	29,947,609
1.30%, 07/29/16[a]	12,780	12,832,963
1.55%, 09/22/17	18,690	18,782,073
2.38%, 03/24/17	9,250	9,495,086
2.80%, 09/19/16	18,004	18,508,655
Bear Stearns Companies Inc. (The)
5.55%, 01/22/17	2,973	3,190,711
6.40%, 10/02/17	44,720	50,035,126
7.25%, 02/01/18	9,025	10,407,560
Capital One Bank USA N.A.
1.15%, 11/21/16 (Call 10/21/16)	13,060	13,032,589
1.20%, 02/13/17 (Call 01/13/17)	11,000	10,967,628
Countrywide Financial Corp.
6.25%, 05/15/16	11,150	11,779,638
Credit Suisse USA Inc.
5.38%, 03/02/16[a]	12,925	13,513,967
Ford Motor Credit Co. LLC
1.50%, 01/17/17[a]	17,000	17,014,559
1.68%, 09/08/17	25,000	25,018,810
1.70%, 05/09/16	9,600	9,644,718
1.72%, 12/06/17	10,000	10,005,466
2.15%, 01/09/18	10,000	10,100,710
2.38%, 01/16/18	4,200	4,269,535
3.00%, 06/12/17	4,904	5,058,938
3.98%, 06/15/16	9,135	9,434,919

Security	Principal (000s)	Value
4.21%, 04/15/16	$8,700	$8,990,318
4.25%, 02/03/17	17,258	18,169,483
6.63%, 08/15/17	9,008	10,058,124
8.00%, 12/15/16	13,723	15,303,279
General Electric Capital Corp.
1.25%, 05/15/17 (Call 04/13/17)[a]	7,000	7,038,997
1.50%, 07/12/16[a]	2,500	2,525,275
1.60%, 11/20/17[a]	1,000	1,010,575
2.30%, 04/27/17	19,920	20,456,380
2.45%, 03/15/17	7,500	7,672,460
2.90%, 01/09/17	32,350	33,547,847
2.95%, 05/09/16	11,127	11,415,681
3.35%, 10/17/16	20,753	21,578,357
5.38%, 10/20/16[a]	2,885	3,090,588
5.40%, 02/15/17[a]	24,780	26,884,444
5.63%, 09/15/17	31,472	34,924,467
HSBC Finance Capital Trust IX
5.91%, 11/30/35 (Call 11/30/15)[c]	3,200	3,260,800
HSBC Finance Corp.
5.50%, 01/19/16[a]	20,643	21,449,914
International Lease Finance Corp.
7.13%, 09/01/18[e]	3,500	3,928,750
Jefferies Group LLC
5.50%, 03/15/16	2,082	2,159,747
Murray Street Investment Trust I
4.65%, 03/09/17[b]	10,729	11,387,260
National Rural Utilities Cooperative Finance Corp.
1.10%, 01/27/17	23,150	23,129,165
Nomura Holdings Inc.
2.00%, 09/13/16	13,450	13,550,851
NYSE Euronext
2.00%, 10/05/17	6,586	6,677,309
Vesey Street Investment Trust I
4.40%, 09/01/16[b]	3,500	3,650,024

		657,221,978
ELECTRIC — 2.55%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	12,145	12,201,666
Arizona Public Service Co.
6.25%, 08/01/16	5,000	5,366,000

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Baltimore Gas & Electric Co.
5.90%, 10/01/16	$1,000	$1,074,400
Berkshire Hathaway Energy Co.
1.10%, 05/15/17	2,000	1,998,979
Cleveland Electric Illuminating Co. (The)
Series D
7.88%, 11/01/17	6,650	7,710,010
Commonwealth Edison Co.
1.95%, 09/01/16 (Call 08/01/16)	308	312,004
5.80%, 03/15/18	2,329	2,634,332
6.15%, 09/15/17	2,260	2,527,132
Consolidated Edison Co. of New York Inc.
5.50%, 09/15/16	1,000	1,068,500
5.85%, 04/01/18[a]	5,000	5,643,500
Series 06-D
5.30%, 12/01/16	3,000	3,221,100
Consumers Energy Co.
5.15%, 02/15/17	2,000	2,149,267
5.65%, 09/15/18	7,000	7,881,103
Dayton Power & Light Co. (The)
1.88%, 09/15/16	4,300	4,340,850
Dominion Gas Holdings LLC
1.05%, 11/01/16	14,320	14,335,702
Dominion Resources Inc./VA
1.25%, 03/15/17	11,300	11,328,757
1.95%, 08/15/16	3,560	3,608,416
Duke Energy Carolinas LLC
1.75%, 12/15/16	3,778	3,837,996
5.10%, 04/15/18	2,000	2,218,694
Duke Energy Corp.
1.63%, 08/15/17	19,220	19,462,205
2.10%, 06/15/18 (Call 05/15/18)	1,100	1,117,759
Edison International
3.75%, 09/15/17[a]	5,210	5,520,582
Entergy Corp.
4.70%, 01/15/17 (Call 12/15/16)	10,050	10,592,958
Eversource Energy
1.45%, 05/01/18 (Call 04/01/18)	5,000	4,944,603

Security	Principal (000s)	Value
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	$5,000	$5,048,200
Georgia Power Co.
3.00%, 04/15/16[a]	2,000	2,050,108
Series B
5.70%, 06/01/17	7,825	8,616,484
Hydro-Quebec
2.00%, 06/30/16	23,150	23,565,325
Jersey Central Power & Light Co.
5.63%, 05/01/16	6,000	6,288,381
5.65%, 06/01/17	555	603,673
Nisource Finance Corp.
6.40%, 03/15/18	5,000	5,676,945
Ohio Power Co.
6.00%, 06/01/16	4,000	4,244,993
Oncor Electric Delivery Co. LLC
5.00%, 09/30/17	1,000	1,091,200
6.80%, 09/01/18	4,600	5,358,080
PECO Energy Co.
1.20%, 10/15/16	5,000	5,012,000
PSEG Power LLC
2.45%, 11/15/18 (Call 10/15/18)	6,540	6,665,568
2.75%, 09/15/16[a]	1,000	1,025,000
5.32%, 09/15/16	1,000	1,062,600
Sierra Pacific Power Co.
Series M
6.00%, 05/15/16	8,000	8,470,679
Southern California Edison Co.
Series 14-B
1.13%, 05/01/17	6,050	6,053,025
Southern Co. (The)
1.30%, 08/15/17	4,090	4,092,622
1.95%, 09/01/16	5,365	5,452,507
2.45%, 09/01/18	7,240	7,433,365
Southwestern Electric Power Co.
Series E
5.55%, 01/15/17	4,500	4,845,150
TECO Finance Inc.
4.00%, 03/15/16	1,000	1,030,362
TransAlta Corp.
1.90%, 06/03/17	4,300	4,215,599
Virginia Electric and Power Co.
5.95%, 09/15/17	11,500	12,848,554

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Xcel Energy Inc.
0.75%, 05/09/16	$13,000	$12,976,455
5.61%, 04/01/17	100	108,871

		278,932,261
ELECTRONICS — 0.48%
Amphenol Corp.
1.55%, 09/15/17	3,140	3,131,958
Honeywell International Inc.
5.30%, 03/15/17	2,000	2,177,240
5.40%, 03/15/16	2,535	2,662,093
Jabil Circuit Inc.
7.75%, 07/15/16	178	191,392
Thermo Fisher Scientific Inc.
1.30%, 02/01/17	6,583	6,585,051
2.25%, 08/15/16	25,225	25,634,108
3.20%, 03/01/16	11,952	12,222,236

		52,604,078
FOOD — 1.22%
Campbell Soup Co.
3.05%, 07/15/17[a]	8,000	8,258,782
ConAgra Foods Inc.
1.90%, 01/25/18[a]	1,600	1,595,441
5.82%, 06/15/17	9,611	10,494,987
General Mills Inc.
1.40%, 10/20/17	7,500	7,499,320
5.70%, 02/15/17	12,845	13,944,892
Hershey Co. (The)
1.50%, 11/01/16	2,000	2,019,688
Kellogg Co.
1.75%, 05/17/17[a]	8,000	8,068,840
1.88%, 11/17/16	3,763	3,812,063
3.25%, 05/21/18	3,758	3,921,607
4.45%, 05/30/16	8,338	8,687,884
Kraft Foods Group Inc.
2.25%, 06/05/17	10,500	10,685,299
6.13%, 08/23/18	1,825	2,070,019
Kroger Co. (The)
1.20%, 10/17/16	12,095	12,121,569
2.20%, 01/15/17	13,000	13,239,074
6.40%, 08/15/17	3,000	3,348,956
Mondelez International Inc.
6.50%, 08/11/17	200	224,924

Security	Principal (000s)	Value
Sysco Corp.
1.45%, 10/02/17	$5,000	$5,031,296
5.25%, 02/12/18	3,000	3,316,594
Tyson Foods Inc.
6.60%, 04/01/16	50	52,951
Unilever Capital Corp.
0.85%, 08/02/17[a]	15,518	15,446,482

		133,840,668
FOREST PRODUCTS & PAPER — 0.04%
Domtar Corp.
10.75%, 06/01/17	4,000	4,760,000

		4,760,000
GAS — 0.19%
CenterPoint Energy Inc.
5.95%, 02/01/17	5,000	5,440,307
National Grid PLC
6.30%, 08/01/16	3,275	3,537,000
Sempra Energy
6.50%, 06/01/16	10,645	11,367,043

		20,344,350
HEALTH CARE — PRODUCTS — 0.95%
Baxter International Inc.
0.95%, 06/01/16	15,695	15,694,307
1.85%, 06/15/18	2,780	2,791,361
5.90%, 09/01/16	1,500	1,611,417
Becton Dickinson and Co.
1.75%, 11/08/16	5,000	5,060,556
1.80%, 12/15/17	15,555	15,680,447
Boston Scientific Corp.
2.65%, 10/01/18	5,000	5,050,975
6.40%, 06/15/16	1,000	1,064,907
CareFusion Corp.
1.45%, 05/15/17	5,605	5,600,924
Covidien International Finance SA
6.00%, 10/15/17	12,915	14,349,500
CR Bard Inc.
1.38%, 01/15/18[a]	5,000	4,961,368
Medtronic Inc.
0.88%, 02/27/17[a]	11,000	10,961,488
1.50%, 03/15/18[e]	615	615,704
2.63%, 03/15/16	2,700	2,753,608
Stryker Corp.
2.00%, 09/30/16	16,959	17,244,794

		103,441,356

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
HEALTH CARE — SERVICES — 0.89%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	$2,000	$2,004,955
Anthem Inc.
1.88%, 01/15/18	15,000	15,072,600
Cigna Corp.
2.75%, 11/15/16	16,060	16,513,732
Coventry Health Care Inc.
5.95%, 03/15/17	3,000	3,282,746
Laboratory Corp. of America Holdings
2.63%, 02/01/20	1,305	1,306,859
3.13%, 05/15/16	2,505	2,562,414
Quest Diagnostics Inc.
6.40%, 07/01/17	6,325	6,986,200
UnitedHealth Group Inc.
1.40%, 12/15/17[a]	17,975	18,071,558
1.88%, 11/15/16[a]	3,000	3,051,773
6.00%, 06/15/17	7,315	8,113,447
6.00%, 02/15/18	7,125	8,070,317
Ventas Realty LP
1.25%, 04/17/17	4,000	3,987,170
1.55%, 09/26/16	8,070	8,119,624

		97,143,395
HOLDING COMPANIES — DIVERSIFIED — 0.09%
MUFG Americas Holdings Corp.
1.63%, 02/09/18 (Call 01/09/18)	10,000	9,978,169

		9,978,169
HOME FURNISHINGS — 0.17%
Whirlpool Corp.
1.35%, 03/01/17	9,825	9,843,701
1.65%, 11/01/17	5,805	5,827,135
6.50%, 06/15/16[a]	3,000	3,202,549

		18,873,385
HOUSEHOLD PRODUCTS & WARES — 0.14%
Clorox Co. (The)
5.95%, 10/15/17	8,065	8,994,601
Kimberly-Clark Corp.
1.90%, 05/22/19	5,940	5,975,185
6.13%, 08/01/17	665	744,073

		15,713,859

Security	Principal (000s)	Value
HOUSEWARES — 0.02%
Newell Rubbermaid Inc.
2.05%, 12/01/17	$1,680	$1,685,653

		1,685,653
INSURANCE — 1.71%
Aflac Inc.
2.65%, 02/15/17	12,000	12,346,263
American International Group Inc.
5.45%, 05/18/17	7,673	8,356,138
5.60%, 10/18/16	5,389	5,770,350
5.85%, 01/16/18	27,475	30,824,094
Aon Corp.
3.13%, 05/27/16	4,168	4,266,151
Berkshire Hathaway Finance Corp.
0.95%, 08/15/16	11,190	11,223,410
1.60%, 05/15/17	17,520	17,797,434
Berkshire Hathaway Inc.
0.80%, 02/11/16[a]	9,275	9,305,265
1.55%, 02/09/18	35	35,301
1.90%, 01/31/17[a]	12,255	12,505,006
2.20%, 08/15/16	11,430	11,665,552
CNA Financial Corp.
6.50%, 08/15/16	10,000	10,731,693
Hartford Financial Services Group Inc. (The)
4.00%, 10/15/17	6,083	6,463,892
5.38%, 03/15/17	1,120	1,206,742
5.50%, 10/15/16	2,000	2,134,264
Lincoln National Corp.
7.00%, 05/17/66 (Call 05/17/16)[a,c]	5,000	4,825,000
8.75%, 07/01/19	2,500	3,131,500
Marsh & McLennan Companies Inc.
2.30%, 04/01/17 (Call 03/01/17)[a]	2,345	2,383,997
MetLife Inc.
6.75%, 06/01/16	6,783	7,265,857
Prudential Financial Inc.
Series D
6.00%, 12/01/17	11,184	12,501,367
Torchmark Corp.
6.38%, 06/15/16	500	531,628

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Unum Group
7.13%, 09/30/16	$600	$651,984
Voya Financial Inc.
2.90%, 02/15/18	5,000	5,135,553
XLIT Ltd.
6.50%, 10/29/49 (Call 04/15/17)[c]	7,500	6,600,000

		187,658,441
INTERNET — 0.38%
Alibaba Group Holding Ltd.
1.63%, 11/28/17[a,e]	8,300	8,288,153
Amazon.com Inc.
1.20%, 11/29/17[a]	3,345	3,333,004
eBay Inc.
1.35%, 07/15/17	10,000	9,952,772
Google Inc.
2.13%, 05/19/16[a]	16,245	16,592,068
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	3,090	3,132,820

		41,298,817
IRON & STEEL — 0.12%
Nucor Corp.
5.75%, 12/01/17	2,000	2,230,783
Vale Overseas Ltd.
6.25%, 01/23/17	10,000	10,667,585

		12,898,368
LODGING — 0.15%
Marriott International Inc./MD
6.20%, 06/15/16	9,500	10,105,073
6.38%, 06/15/17	2,850	3,139,419
Wyndham Worldwide Corp.
2.95%, 03/01/17 (Call 02/01/17)	3,485	3,559,984

		16,804,476
MACHINERY — 1.52%
Caterpillar Financial Services Corp.
0.70%, 02/26/16	8,750	8,771,211
1.00%, 11/25/16	2,000	2,007,786
1.00%, 03/03/17[a]	12,160	12,173,656
1.25%, 08/18/17	12,000	12,030,996
1.35%, 09/06/16[a]	22,652	22,851,641
1.63%, 06/01/17[a]	5,565	5,614,424

Security	Principal (000s)	Value
2.05%, 08/01/16	$5,965	$6,065,284
Series G
2.45%, 09/06/18[a]	5,000	5,144,417
John Deere Capital Corp.
1.05%, 10/11/16	16,620	16,698,781
1.05%, 12/15/16	13,000	13,052,186
1.13%, 06/12/17	10,000	10,011,573
1.35%, 01/16/18	10,520	10,525,471
1.55%, 12/15/17	14,800	14,931,876
1.85%, 09/15/16	10,000	10,159,747
2.25%, 06/07/16	2,000	2,036,889
Roper Industries Inc.
2.05%, 10/01/18	8,905	8,883,120
Xylem Inc./NY
3.55%, 09/20/16	5,000	5,170,527

		166,129,585
MANUFACTURING — 0.94%
3M Co.
1.38%, 09/29/16	21,033	21,254,244
Danaher Corp.
2.30%, 06/23/16	1,707	1,742,048
5.63%, 01/15/18	4,925	5,486,368
Eaton Corp.
1.50%, 11/02/17[a]	29,175	29,286,648
General Electric Co.
5.25%, 12/06/17	25,699	28,517,204
Illinois Tool Works Inc.
0.90%, 02/25/17	5,950	5,947,280
Pentair Finance SA
1.35%, 12/01/15	5,550	5,564,968
Textron Inc.
4.63%, 09/21/16	126	132,684
Tyco Electronics Group SA
2.38%, 12/17/18 (Call 11/17/18)	5,000	5,057,508

		102,988,952
MEDIA — 2.20%
21st Century Fox America Inc.
8.00%, 10/17/16	3,220	3,571,657
Comcast Corp.
4.95%, 06/15/16	5,000	5,261,941
5.88%, 02/15/18	2,925	3,293,459
5.90%, 03/15/16	8,070	8,503,303

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.30%, 11/15/17	$9,046	$10,217,697
6.50%, 01/15/17	14,986	16,495,033
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18[a]	3,640	3,616,570
2.40%, 03/15/17	15,108	15,354,533
3.50%, 03/01/16	13,629	13,963,972
Historic TW Inc.
6.88%, 06/15/18	5,000	5,815,104
NBCUniversal Media LLC
2.88%, 04/01/16	20,733	21,217,998
Scripps Networks Interactive Inc.
2.70%, 12/15/16	5,778	5,925,351
Thomson Reuters Corp.
0.88%, 05/23/16	5,555	5,539,558
1.30%, 02/23/17	7,404	7,403,513
1.65%, 09/29/17	3,500	3,508,500
Time Warner Cable Inc.
5.85%, 05/01/17	17,547	19,087,847
Time Warner Inc.
5.88%, 11/15/16	7,332	7,921,371
Viacom Inc.
2.50%, 12/15/16	3,434	3,506,395
3.50%, 04/01/17	15,520	16,136,845
6.13%, 10/05/17	500	554,520
6.25%, 04/30/16	8,128	8,610,292
Walt Disney Co. (The)
0.88%, 05/30/17	7,000	6,987,819
1.10%, 12/01/17	14,930	14,908,449
1.13%, 02/15/17	15,211	15,305,733
1.35%, 08/16/16[a]	10,186	10,296,254
5.63%, 09/15/16	7,000	7,531,989

		240,535,703
MINING — 0.78%
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17[a]	17,604	17,845,852
1.88%, 11/21/16[a]	4,747	4,831,355
5.40%, 03/29/17	5,000	5,445,459
7.25%, 03/01/16	502	535,006
Freeport-McMoRan Inc.
2.15%, 03/01/17	5,166	5,140,593
2.30%, 11/14/17	3,230	3,179,629

Security	Principal (000s)	Value
Rio Tinto Finance USA Ltd.
2.25%, 09/20/16	$200	$203,614
2.50%, 05/20/16	2,750	2,802,437
Rio Tinto Finance USA PLC
1.38%, 06/17/16[a]	24,755	24,888,874
1.63%, 08/21/17 (Call 07/21/17)	16,058	16,122,531
Teck Resources Ltd.
3.15%, 01/15/17	3,000	3,051,761
3.85%, 08/15/17	1,000	1,029,459

		85,076,570
OFFICE & BUSINESS EQUIPMENT — 0.15%
Xerox Corp.
2.95%, 03/15/17	12,300	12,643,411
6.40%, 03/15/16	1,560	1,646,782
7.20%, 04/01/16	2,000	2,128,671

		16,418,864
OIL & GAS — 5.14%
Anadarko Petroleum Corp.
5.95%, 09/15/16[a]	19,011	20,352,422
6.38%, 09/15/17	21,785	24,303,119
Apache Corp.
1.75%, 04/15/17	4,490	4,513,021
5.63%, 01/15/17	9,500	10,229,179
BP Capital Markets PLC
1.38%, 11/06/17[a]	10,150	10,129,113
1.67%, 02/13/18	10,000	10,035,203
1.85%, 05/05/17	14,841	15,029,282
2.25%, 11/01/16	16,073	16,389,310
British Transco Finance Inc.
6.63%, 06/01/18	8,500	9,817,495
Canadian Natural Resources Ltd.
1.75%, 01/15/18	4,690	4,641,676
5.70%, 05/15/17	10,226	11,078,871
6.00%, 08/15/16	3,250	3,464,470
Chevron Corp.
0.89%, 06/24/16	11,050	11,076,765
1.35%, 11/15/17	30,060	30,196,895
1.37%, 03/02/18	4,765	4,772,490
CNOOC Finance 2013 Ltd.
1.13%, 05/09/16	4,750	4,736,403
CNOOC Nexen Finance 2014 ULC
1.63%, 04/30/17	20,000	19,884,540

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/16	$14,475	$15,585,238
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)[a]	14,815	14,724,566
Encana Corp.
5.90%, 12/01/17	5,000	5,455,363
EOG Resources Inc.
5.88%, 09/15/17	2,470	2,741,247
Exxon Mobil Corp.
0.92%, 03/15/17	21,150	21,178,852
Hess Corp.
1.30%, 06/15/17	11,445	11,316,315
Husky Energy Inc.
6.20%, 09/15/17	1,000	1,096,847
Marathon Oil Corp.
6.00%, 10/01/17	6,610	7,280,535
Marathon Petroleum Corp.
3.50%, 03/01/16	5,541	5,667,119
Nabors Industries Inc.
2.35%, 09/15/16	5,600	5,572,000
6.15%, 02/15/18	9,925	10,381,236
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	6,155	6,131,749
1.75%, 02/15/17	12,695	12,833,633
4.13%, 06/01/16	7,000	7,284,070
Petrobras Global Finance BV
2.00%, 05/20/16	21,170	20,139,408
3.25%, 03/17/17	24,359	22,644,661
6.13%, 10/06/16	5,230	5,200,033
Phillips 66
2.95%, 05/01/17	20,438	21,154,465
Pioneer Natural Resources Co.
6.65%, 03/15/17	950	1,038,749
Rowan Companies Inc.
5.00%, 09/01/17	1,606	1,659,168
Shell International Finance BV
0.90%, 11/15/16	20,150	20,165,842
1.13%, 08/21/17	3,445	3,448,490
5.20%, 03/22/17	4,632	5,031,967

Security	Principal (000s)	Value
Statoil ASA
1.25%, 11/09/17	$5,000	$4,992,953
1.80%, 11/23/16	10,100	10,246,140
3.13%, 08/17/17	16,566	17,327,420
Total Capital Canada Ltd.
1.45%, 01/15/18	7,708	7,733,652
Total Capital International SA
1.00%, 08/12/16[a]	14,558	14,620,066
1.00%, 01/10/17	6,000	6,012,860
1.50%, 02/17/17[a]	12,436	12,572,613
1.55%, 06/28/17[a]	9,309	9,408,432
Total Capital SA
2.30%, 03/15/16	9,503	9,669,717
Transocean Inc.
2.50%, 10/15/17	3,851	3,523,665
5.05%, 12/15/16	16,781	16,822,954
Valero Energy Corp.
6.13%, 06/15/17	10,215	11,273,021

		562,585,300
OIL & GAS SERVICES — 0.32%
Cameron International Corp.
1.15%, 12/15/16	2,441	2,415,160
1.40%, 06/15/17[a]	8,000	7,883,647
Halliburton Co.
1.00%, 08/01/16[a]	10,000	9,992,502
National Oilwell Varco Inc.
1.35%, 12/01/17	2,550	2,539,489
Weatherford International LLC
6.35%, 06/15/17[a]	11,465	12,038,249

		34,869,047
PHARMACEUTICALS — 3.35%
AbbVie Inc.
1.75%, 11/06/17	41,101	41,387,680
Actavis Funding SCS
1.30%, 06/15/17	10,200	10,074,013
Actavis Inc.
1.88%, 10/01/17	17,335	17,279,151
Allergan Inc./United States
1.35%, 03/15/18[a]	5,000	4,875,521
5.75%, 04/01/16	5,500	5,768,280
AmerisourceBergen Corp.
1.15%, 05/15/17[a]	7,850	7,823,879
AstraZeneca PLC
5.90%, 09/15/17	16,154	18,088,617

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Bristol-Myers Squibb Co.
0.88%, 08/01/17	$1,162	$1,157,066
1.75%, 03/01/19[a]	10,000	9,998,585
Cardinal Health Inc.
1.90%, 06/15/17	5,000	5,061,361
DENTSPLY International Inc.
2.75%, 08/15/16	1,500	1,526,164
Eli Lilly & Co.
1.25%, 03/01/18	1,520	1,519,496
5.20%, 03/15/17	8,614	9,369,171
Express Scripts Holding Co.
1.25%, 06/02/17	1,960	1,954,645
2.65%, 02/15/17	16,520	16,957,821
3.13%, 05/15/16	21,083	21,591,825
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	16,220	16,239,721
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	17,409	17,580,311
Johnson & Johnson
0.70%, 11/28/16[a]	4,500	4,495,848
1.13%, 11/21/17	5,000	5,016,278
2.15%, 05/15/16	8,359	8,514,031
5.55%, 08/15/17	8,910	9,906,252
McKesson Corp.
1.29%, 03/10/17	12,225	12,246,610
Merck & Co. Inc.
0.70%, 05/18/16	11,820	11,819,507
1.10%, 01/31/18	9,125	9,085,580
Mylan Inc./PA
1.35%, 11/29/16	10,000	9,990,782
1.80%, 06/24/16	7,190	7,236,322
Perrigo Co. PLC
1.30%, 11/08/16	5,420	5,419,673
Pfizer Inc.
0.90%, 01/15/17[a]	16,520	16,537,323
1.10%, 05/15/17[a]	21,300	21,386,554
Sanofi
2.63%, 03/29/16	13,555	13,859,266
Teva Pharmaceutical Finance Co. BV
2.40%, 11/10/16	12,905	13,195,532
Zoetis Inc.
1.88%, 02/01/18	9,545	9,484,121

		366,446,986

Security	Principal (000s)	Value
PIPELINES — 0.93%
Boardwalk Pipelines Partners LP
5.50%, 02/01/17	$11,000	$11,560,040
5.88%, 11/15/16	2,000	2,113,541
El Paso Natural Gas Co. LLC
5.95%, 04/15/17	9,007	9,741,743
Enbridge Energy Partners LP
5.88%, 12/15/16	4,800	5,142,370
Energy Transfer Partners LP
6.13%, 02/15/17	750	811,243
Enterprise Products Operating LLC
Series A
8.38%, 08/01/66 (Call 08/01/16)[c]	5,817	6,136,935
Series L
6.30%, 09/15/17	13,081	14,586,068
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	2,500	2,554,384
5.95%, 02/15/18	5,000	5,518,315
Kinder Morgan Inc./DE
2.00%, 12/01/17[a]	565	565,695
Magellan Midstream Partners LP
5.65%, 10/15/16	1,280	1,370,073
ONEOK Partners LP
2.00%, 10/01/17 (Call 09/01/17)	3,950	3,934,831
8.63%, 03/01/19[a]	1,620	1,937,184
Plains All American Pipeline LP/PAA Finance Corp.
6.50%, 05/01/18	5,500	6,255,349
Southern Natural Gas Co. LLC
5.90%, 04/01/17[e]	2,292	2,475,747
Spectra Energy Partners LP
2.95%, 06/15/16 (Call 05/15/16)	2,650	2,712,540
Tennessee Gas Pipeline Co. LLC
7.50%, 04/01/17	16,546	18,392,279
TransCanada PipeLines Ltd.
1.88%, 01/12/18	1,270	1,274,357
6.50%, 08/15/18	4,306	4,949,598

		102,032,292

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
REAL ESTATE INVESTMENT TRUSTS — 0.90%
American Tower Corp.
4.50%, 01/15/18	$3,240	$3,446,117
7.00%, 10/15/17	6,199	6,977,735
AvalonBay Communities Inc.
5.70%, 03/15/17	1,750	1,896,911
BioMed Realty LP
3.85%, 04/15/16 (Call 03/15/16)	5,000	5,136,203
ERP Operating LP
5.13%, 03/15/16	5,000	5,212,433
5.38%, 08/01/16	8,000	8,473,130
5.75%, 06/15/17	4,031	4,414,715
Essex Portfolio LP
5.50%, 03/15/17	200	216,074
HCP Inc.
3.75%, 02/01/16	13,200	13,542,178
3.75%, 02/01/19 (Call 11/01/18)	10,000	10,549,149
6.30%, 09/15/16	2,795	3,007,071
Health Care REIT Inc.
3.63%, 03/15/16	1,100	1,129,148
4.70%, 09/15/17	7,900	8,485,743
6.20%, 06/01/16	4,158	4,414,895
Hospitality Properties Trust
6.30%, 06/15/16 (Call 12/15/15)	2,500	2,595,640
Kimco Realty Corp.
5.78%, 03/15/16	5,636	5,901,656
Select Income REIT
2.85%, 02/01/18 (Call 01/01/18)	3,000	3,012,088
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	10,000	10,213,149

		98,624,035
RETAIL — 2.31%
AutoZone Inc.
1.30%, 01/13/17	10,525	10,559,215
Costco Wholesale Corp.
1.13%, 12/15/17[a]	16,590	16,608,879
1.75%, 02/15/20	2,815	2,806,535
5.50%, 03/15/17	2,000	2,188,719

Security	Principal (000s)	Value
CVS Health Corp.
1.20%, 12/05/16[a]	$14,636	$14,716,766
5.75%, 06/01/17	10,137	11,168,789
6.13%, 08/15/16	7,000	7,516,720
Dollar General Corp.
4.13%, 07/15/17	5,000	5,244,476
Home Depot Inc. (The)
5.40%, 03/01/16	36,870	38,638,169
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)[a]	7,000	7,087,600
Macy’s Retail Holdings Inc.
5.90%, 12/01/16	6,525	7,053,975
7.45%, 07/15/17	4,000	4,542,123
McDonald’s Corp.
5.80%, 10/15/17	10,000	11,182,870
Starbucks Corp.
0.88%, 12/05/16	7,432	7,415,372
6.25%, 08/15/17	5,000	5,589,321
Target Corp.
2.30%, 06/26/19	6,604	6,739,539
5.38%, 05/01/17[a]	11,195	12,261,469
5.88%, 07/15/16	7,618	8,144,125
Wal-Mart Stores Inc.
0.60%, 04/11/16	14,520	14,535,522
1.00%, 04/21/17	8,000	8,038,377
2.80%, 04/15/16	15,320	15,713,198
5.38%, 04/05/17	6,000	6,563,251
Walgreen Co.
1.80%, 09/15/17	15,190	15,347,334
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	7,330	7,393,404
Yum! Brands Inc.
6.25%, 04/15/16[a]	5,000	5,286,142

		252,341,890
SAVINGS & LOANS — 0.07%
Astoria Financial Corp.
5.00%, 06/19/17 (Call 05/19/17)	4,815	5,104,698
Santander Holdings USA Inc./PA
4.63%, 04/19/16	2,055	2,132,700

		7,237,398

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
SEMICONDUCTORS — 0.72%
Intel Corp.
1.35%, 12/15/17	$37,760	$37,911,259
1.95%, 10/01/16	20,271	20,652,036
KLA-Tencor Corp.
2.38%, 11/01/17	2,530	2,560,856
Texas Instruments Inc.
0.88%, 03/12/17	9,500	9,466,046
1.00%, 05/01/18	650	640,949
2.38%, 05/16/16	7,410	7,558,746

		78,789,892
SOFTWARE — 0.72%
Dun & Bradstreet Corp. (The)
3.25%, 12/01/17[a]	5,000	5,152,310
Fidelity National Information Services Inc.
1.45%, 06/05/17	14,700	14,682,536
Fiserv Inc.
3.13%, 06/15/16	4,800	4,920,681
Microsoft Corp.
0.88%, 11/15/17[a]	10,000	9,939,272
Oracle Corp.
1.20%, 10/15/17	22,072	22,098,458
5.25%, 01/15/16[a]	21,228	22,113,293

		78,906,550
TELECOMMUNICATIONS — 3.17%
America Movil SAB de CV
2.38%, 09/08/16[a]	18,750	19,108,269
AT&T Inc.
1.40%, 12/01/17	13,310	13,166,496
1.60%, 02/15/17	3,864	3,871,905
1.70%, 06/01/17	10,000	10,021,194
2.40%, 08/15/16	10,500	10,673,091
2.95%, 05/15/16	29,100	29,741,509
5.50%, 02/01/18	12,375	13,621,382
British Telecommunications PLC
1.25%, 02/14/17	7,950	7,926,585
1.63%, 06/28/16	8,860	8,920,585
5.95%, 01/15/18[a]	8,739	9,762,230
Cisco Systems Inc.
1.10%, 03/03/17	24,780	24,901,285
3.15%, 03/14/17	10,299	10,764,752

Security	Principal (000s)	Value
Deutsche Telekom International Finance BV
5.75%, 03/23/16	$12,275	$12,895,064
Embarq Corp.
7.08%, 06/01/16	2,000	2,142,777
Juniper Networks Inc.
3.10%, 03/15/16	4,600	4,682,593
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	1,000	998,752
Orange SA
2.75%, 09/14/16	10,259	10,515,584
Qwest Corp.
8.38%, 05/01/16	3,500	3,731,949
Telefonica Emisiones SAU
3.99%, 02/16/16[a]	16,970	17,452,447
6.22%, 07/03/17	5,000	5,546,111
6.42%, 06/20/16	6,530	6,968,954
Verizon Communications Inc.
1.35%, 06/09/17[a]	15,400	15,381,605
2.00%, 11/01/16	15,357	15,583,691
2.50%, 09/15/16	27,397	28,000,373
Vodafone Group PLC
1.25%, 09/26/17[a]	13,300	13,215,352
1.50%, 02/19/18	13,948	13,867,058
1.63%, 03/20/17	20,150	20,280,818
5.63%, 02/27/17	12,669	13,727,432

		347,469,843
TOYS, GAMES & HOBBIES — 0.05%
Mattel Inc.
2.50%, 11/01/16	5,000	5,085,816

		5,085,816
TRANSPORTATION — 0.53%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	12,630	13,835,879
5.75%, 03/15/18	2,930	3,290,053
Canadian National Railway Co.
1.45%, 12/15/16 (Call 11/15/16)	3,000	3,030,240
5.85%, 11/15/17[a]	2,285	2,558,954
CSX Corp.
5.60%, 05/01/17	8,000	8,740,841
6.25%, 03/15/18	2,600	2,948,793

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Norfolk Southern Corp.
5.75%, 04/01/18	$4,200	$4,701,883
7.70%, 05/15/17	2,500	2,846,496
Ryder System Inc.
2.65%, 03/02/20 (Call 02/20/20)	1,200	1,212,641
3.60%, 03/01/16	12,460	12,787,431
5.85%, 11/01/16	2,300	2,475,780

		58,428,991
TRUCKING & LEASING — 0.20%
GATX Corp.
1.25%, 03/04/17	10,800	10,752,437
2.38%, 07/30/18	5,000	5,049,749
3.50%, 07/15/16	5,800	5,980,692

		21,782,878
WATER — 0.05%
American Water Capital Corp.
6.09%, 10/15/17	5,000	5,566,223

		5,566,223

TOTAL CORPORATE BONDS & NOTES
(Cost: $8,685,569,329)		8,688,091,179

FOREIGN GOVERNMENT OBLIGATIONS[f] — 19.44%

BRAZIL — 0.22%
Brazilian Government International Bond
6.00%, 01/17/17[a]	22,600	24,328,902

		24,328,902
CANADA — 2.25%
Canada Government International Bond
0.88%, 02/14/17	31,800	31,920,729
Export Development Canada
0.88%, 01/30/17	21,160	21,208,687
1.00%, 05/15/17[a]	18,520	18,588,629
1.25%, 10/26/16[a]	1,500	1,515,781
Province of British Columbia
1.20%, 04/25/17[a]	10,500	10,582,699
2.10%, 05/18/16	9,680	9,863,304
Province of New Brunswick
5.20%, 02/21/17	9,789	10,601,271

Security	Principal (000s)	Value
Province of Ontario Canada
1.00%, 07/22/16[a]	$15,720	$15,797,764
1.10%, 10/25/17[a]	29,400	29,339,953
1.20%, 02/14/18[a]	6,765	6,745,774
1.60%, 09/21/16	18,000	18,250,771
2.30%, 05/10/16[a]	33,200	33,883,648
4.95%, 11/28/16[a]	10,000	10,718,572
Province of Quebec Canada
5.00%, 03/01/16	1,100	1,148,809
5.13%, 11/14/16[a]	24,780	26,602,524

		246,768,915
COLOMBIA — 0.21%
Colombia Government International Bond
7.38%, 01/27/17[a]	21,000	23,278,500

		23,278,500
GERMANY — 0.46%
FMS Wertmanagement AoeR
0.63%, 04/18/16	33,530	33,590,200
1.13%, 10/14/16[a]	10,000	10,075,292
1.13%, 09/05/17	6,750	6,768,532

		50,434,024
ITALY — 0.33%
Italy Government International Bond
5.25%, 09/20/16	21,350	22,703,695
5.38%, 06/12/17[a]	12,000	13,085,997

		35,789,692
JAPAN — 0.32%
Japan Bank for International Cooperation/Japan
1.13%, 07/19/17	2,500	2,502,412
1.75%, 11/13/18	10,000	10,070,111
2.25%, 07/13/16[a]	3,000	3,063,860
2.50%, 05/18/16	19,500	19,942,806

		35,579,189
MEXICO — 0.43%
Mexico Government International Bond
5.63%, 01/15/17[a]	42,374	45,763,923
11.38%, 09/15/16[a]	1,000	1,160,000

		46,923,923

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
PERU — 0.06%
Peruvian Government International Bond
8.38%, 05/03/16[a]	$5,800	$6,269,800

		6,269,800
PHILIPPINES — 0.12%
Philippine Government International Bond
9.38%, 01/18/17	11,000	12,595,000

		12,595,000
SOUTH KOREA — 0.18%
Export-Import Bank of Korea
1.75%, 02/27/18	5,000	4,994,465
2.88%, 09/17/18	5,000	5,149,271
3.75%, 10/20/16	2,600	2,704,130
4.00%, 01/11/17	6,100	6,384,730

		19,232,596
SUPRANATIONAL — 14.00%
African Development Bank
0.75%, 10/18/16	1,750	1,753,718
0.88%, 03/15/18	5,000	4,957,146
1.13%, 03/15/17	19,020	19,146,801
1.25%, 09/02/16	15,020	15,174,448
2.50%, 03/15/16	19,650	20,064,383
Asian Development Bank
0.50%, 06/20/16	21,900	21,894,770
0.75%, 01/11/17[a]	25,000	25,023,812
1.13%, 03/15/17	23,880	24,048,968
2.50%, 03/15/16	11,890	12,140,739
5.25%, 06/12/17[a]	19,020	20,890,918
5.50%, 06/27/16[a]	17,120	18,235,972
Corp. Andina de Fomento
1.50%, 08/08/17	15,000	15,084,915
Council of Europe Development Bank
1.25%, 09/22/16[a]	19,520	19,732,303
1.50%, 06/19/17	11,000	11,145,724
2.63%, 02/16/16[a]	1,000	1,020,720
European Bank for Reconstruction & Development
1.00%, 02/16/17	37,800	37,969,310
1.38%, 10/20/16	10,000	10,119,122
2.50%, 03/15/16	5,500	5,615,410

Security	Principal (000s)	Value
European Investment Bank
0.50%, 08/15/16	$63,600	$63,535,109
0.63%, 04/15/16	78,750	78,901,909
0.88%, 04/18/17[a]	60,450	60,534,836
1.00%, 08/17/17[a]	26,000	26,029,136
1.00%, 12/15/17	10,000	9,982,581
1.13%, 12/15/16[a]	48,550	48,916,009
1.13%, 09/15/17	10,000	10,037,740
1.25%, 10/14/16[a]	53,750	54,283,829
1.75%, 03/15/17[a]	30,000	30,589,296
2.13%, 07/15/16	39,800	40,672,480
2.25%, 03/15/16	37,300	38,010,047
2.50%, 05/16/16[a]	41,750	42,766,015
4.88%, 01/17/17[a]	35,000	37,682,995
5.13%, 09/13/16	36,500	39,010,328
5.13%, 05/30/17	26,200	28,673,421
Inter-American Development Bank
0.63%, 09/12/16[a]	11,210	11,216,895
0.88%, 11/15/16	37,300	37,441,781
1.00%, 07/14/17	31,000	31,051,485
1.13%, 03/15/17	28,010	28,210,311
1.38%, 10/18/16[a]	39,950	40,446,183
International Bank for Reconstruction & Development
0.50%, 04/15/16	72,000	72,038,758
0.50%, 05/16/16[a]	50,900	50,907,070
0.63%, 10/14/16[a]	2,500	2,500,674
0.75%, 12/15/16	28,000	28,040,482
0.88%, 04/17/17[a]	78,200	78,344,083
1.00%, 09/15/16	39,250	39,507,959
1.13%, 07/18/17	11,000	11,060,875
2.13%, 03/15/16[a]	53,450	54,376,892
5.00%, 04/01/16	1,485	1,557,759
International Finance Corp.
0.50%, 05/16/16[a]	16,720	16,722,322
0.63%, 11/15/16	16,270	16,263,648
1.00%, 04/24/17[a]	16,000	16,064,949
1.13%, 11/23/16	21,450	21,628,271
2.25%, 04/11/16[a]	21,910	22,342,598
Nordic Investment Bank
0.50%, 04/14/16	10,950	10,954,792
1.00%, 03/07/17	31,000	31,139,131
2.25%, 03/15/16	16,455	16,759,646

		1,532,221,474

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal or Shares (000s)	Value
SWEDEN — 0.50%
Svensk Exportkredit AB
0.63%, 05/31/16	$32,966	$32,978,698
2.13%, 07/13/16	20,370	20,787,345
5.13%, 03/01/17	500	542,248

		54,308,291
TURKEY — 0.36%
Turkey Government International Bond
7.00%, 09/26/16	13,600	14,693,034
7.50%, 07/14/17[a]	22,350	24,910,416

		39,603,450

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $2,123,175,795)		2,127,333,756

MUNICIPAL DEBT OBLIGATIONS — 0.19%

CALIFORNIA — 0.10%
State of California GO
5.45%, 04/01/15	3,100	3,113,051
5.95%, 04/01/16	7,105	7,516,025

		10,629,076
FLORIDA — 0.03%
State Board of Administration Finance Corp. RB
Series A
1.30%, 07/01/16	2,875	2,893,831

		2,893,831
NEW JERSEY — 0.06%
New Jersey Economic Development Authority RB
Series Q
1.10%, 06/15/16	7,000	6,984,530

		6,984,530

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $20,490,626)		20,507,437

SHORT-TERM INVESTMENTS — 4.34%

MONEY MARKET FUNDS — 4.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[d,g,h]	415,158	415,158,342

Security	Shares (000s)	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.15%[d,g,h]	12,077	$12,076,520
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,g]	47,869	47,869,258

		475,104,120

TOTAL SHORT-TERM INVESTMENTS
(Cost: $475,104,120)		475,104,120

TOTAL INVESTMENTS IN SECURITIES — 103.34%
(Cost: $11,304,339,870)		11,311,036,492
Other Assets, Less Liabilities — (3.34)%		(365,378,282)

NET ASSETS — 100.00%		$10,945,658,210

GO — General Obligation

RB — Revenue Bond

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Affiliated issuer. See Note 2.
[e]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[f]	Investments are denominated in U.S. dollars.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 80.22%

ADVERTISING — 0.03%
WPP Finance 2010
5.63%, 11/15/43	$220	$265,981

		265,981
AEROSPACE & DEFENSE — 1.42%
Boeing Co. (The)
3.30%, 03/01/35	1,010	1,006,518
6.88%, 03/15/39	270	403,242
General Dynamics Corp.
3.60%, 11/15/42 (Call 05/15/42)	350	345,531
Lockheed Martin Corp.
3.60%, 03/01/35	110	110,254
3.80%, 03/01/45 (Call 09/01/44)	500	500,558
4.07%, 12/15/42	1,291	1,340,579
4.85%, 09/15/41	200	230,380
Series B
6.15%, 09/01/36	350	452,251
Northrop Grumman Corp.
4.75%, 06/01/43	770	859,661
5.05%, 11/15/40	290	332,818
Northrop Grumman Systems Corp.
7.75%, 02/15/31	200	285,054
Raytheon Co.
4.20%, 12/15/44 (Call 06/15/44)	340	362,409
4.70%, 12/15/41	520	588,397
4.88%, 10/15/40	190	219,713
Rockwell Collins Inc.
4.80%, 12/15/43 (Call 06/15/43)	250	292,439
United Technologies Corp.
4.50%, 06/01/42	3,450	3,836,438
5.70%, 04/15/40	305	390,470
6.05%, 06/01/36	175	232,547
6.70%, 08/01/28	225	306,705

		12,095,964
AGRICULTURE — 1.21%
Altria Group Inc.
4.25%, 08/09/42	500	502,930
5.38%, 01/31/44	1,520	1,796,324
9.95%, 11/10/38	372	646,573
10.20%, 02/06/39	135	239,118

Security	Principal (000s)	Value
Archer-Daniels-Midland Co.
4.02%, 04/16/43	$276	$286,547
4.54%, 03/26/42	223	249,601
5.38%, 09/15/35	305	371,898
5.77%, 03/01/41[a]	550	717,352
Lorillard Tobacco Co.
7.00%, 08/04/41[b]	140	180,964
Lowe’s Companies Inc.
4.25%, 09/15/44 (Call 03/15/44)	250	269,052
Philip Morris International Inc.
4.13%, 03/04/43	500	516,154
4.25%, 11/10/44	1,700	1,793,640
4.88%, 11/15/43	400	462,141
6.38%, 05/16/38	811	1,090,889
Reynolds American Inc.
4.75%, 11/01/42	250	252,156
6.15%, 09/15/43[b]	350	423,401
7.25%, 06/15/37	353	462,195

		10,260,935
AIRLINES — 0.19%
American Airlines 2014-1 Pass Through Trust Class A
3.70%, 04/01/28	500	517,500
Hawaiian Airlines 2013-1 Pass Through Certificates Class A
3.90%, 01/15/26	435	439,824
United Airlines 2014-2 Pass Through Trust Class A
3.75%, 03/03/28	675	698,625

		1,655,949
APPAREL — 0.05%
NIKE Inc.
3.63%, 05/01/43 (Call 11/01/42)	250	251,359
VF Corp.
6.45%, 11/01/37	100	137,323

		388,682
AUTO MANUFACTURERS — 0.54%
Daimler Finance North America LLC
8.50%, 01/18/31	538	837,932
Ford Motor Co.
4.75%, 01/15/43[b]	500	548,066
7.45%, 07/16/31	2,290	3,186,934

		4,572,932

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
AUTO PARTS & EQUIPMENT — 0.17%
Johnson Controls Inc.
4.63%, 07/02/44 (Call 01/02/44)	$325	$348,312
6.00%, 01/15/36	850	1,068,974

		1,417,286
BANKS — 8.16%
Bank of America Corp.
4.25%, 10/22/26	2,850	2,914,883
4.88%, 04/01/44	1,100	1,253,478
5.00%, 01/21/44	1,050	1,200,600
5.88%, 02/07/42	420	533,315
6.11%, 01/29/37	950	1,147,622
7.75%, 05/14/38	800	1,143,320
Bank of New York Mellon Corp. (The)
3.95%, 11/18/25 (Call 10/18/25)[b]	450	488,530
Bank One Corp.
7.63%, 10/15/26	70	92,604
8.00%, 04/29/27	300	411,035
Branch Banking & Trust Co.
3.80%, 10/30/26 (Call 09/30/26)	500	523,736
Citigroup Inc.
4.30%, 11/20/26[b]	1,500	1,541,276
4.95%, 11/07/43	675	774,504
5.30%, 05/06/44	350	391,315
5.50%, 09/13/25[b]	2,150	2,430,309
5.88%, 01/30/42	520	665,206
6.00%, 10/31/33	1,100	1,292,412
6.13%, 08/25/36	690	835,451
6.63%, 06/15/32	675	838,236
6.68%, 09/13/43	450	589,399
6.88%, 03/05/38	208	287,900
6.88%, 02/15/98	75	102,782
8.13%, 07/15/39	660	1,019,394
Comerica Inc.
3.80%, 07/22/26	300	304,072
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
5.25%, 05/24/41	500	598,765
5.75%, 12/01/43	750	915,108
Discover Bank/Greenwood DE
4.25%, 03/13/26	500	526,902
Fifth Third Bancorp
8.25%, 03/01/38	625	936,821

Security	Principal (000s)	Value
Goldman Sachs Group Inc. (The)
4.80%, 07/08/44 (Call 01/08/44)	$1,350	$1,488,600
5.95%, 01/15/27	1,400	1,648,250
6.13%, 02/15/33[b]	1,730	2,178,824
6.25%, 02/01/41	1,100	1,440,706
6.45%, 05/01/36	440	546,349
6.75%, 10/01/37	2,375	3,074,105
HSBC Bank PLC
7.65%, 05/01/25	100	131,683
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35	1,250	1,543,171
HSBC Holdings PLC
5.25%, 03/14/44[b]	500	567,176
6.10%, 01/14/42[b]	575	761,923
6.50%, 05/02/36	800	1,024,140
6.50%, 09/15/37	1,555	1,994,250
6.80%, 06/01/38	1,050	1,406,289
7.63%, 05/17/32	300	418,429
JPMorgan Chase & Co.
4.13%, 12/15/26	1,950	2,003,501
4.85%, 02/01/44	1,175	1,346,619
5.40%, 01/06/42	330	396,769
5.50%, 10/15/40	500	606,418
5.60%, 07/15/41	480	591,481
5.63%, 08/16/43	670	799,560
6.40%, 05/15/38	1,345	1,789,678
KfW
0.00%, 04/18/36	1,300	723,398
0.00%, 06/29/37	1,155	608,176
Morgan Stanley
4.30%, 01/27/45	800	817,154
4.35%, 09/08/26	1,265	1,320,641
5.00%, 11/24/25	1,175	1,294,645
6.38%, 07/24/42	981	1,307,996
7.25%, 04/01/32	1,025	1,419,762
Northern Trust Corp.
3.95%, 10/30/25	840	892,374
Regions Financial Corp.
7.38%, 12/10/37	500	660,846
UBS AG/Stamford CT
7.75%, 09/01/26	200	265,903
Wachovia Corp.
5.50%, 08/01/35	210	249,300

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.55%, 10/15/35	$150	$194,774
6.61%, 10/01/25	100	123,730
Wells Fargo & Co.
4.10%, 06/03/26	3,708	3,884,131
4.65%, 11/04/44	1,780	1,904,468
5.38%, 02/07/35	330	397,333
5.61%, 01/15/44	2,106	2,564,790
Wells Fargo Bank N.A.
5.95%, 08/26/36	700	910,671
Wells Fargo Capital X
5.95%, 12/01/86	286	294,580

		69,351,568
BEVERAGES — 1.30%
Anheuser-Busch InBev Finance Inc.
4.63%, 02/01/44	1,000	1,085,985
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	1,201	1,144,815
6.38%, 01/15/40[b]	300	389,371
8.00%, 11/15/39	200	308,042
8.20%, 01/15/39	926	1,443,892
Brown-Forman Corp.
3.75%, 01/15/43 (Call 07/15/42)	400	399,051
Coca-Cola FEMSA SAB de CV
5.25%, 11/26/43	250	292,920
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)	500	498,396
5.88%, 09/30/36	802	1,021,559
Dr Pepper Snapple Group Inc.
7.45%, 05/01/38	275	406,874
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43[b]	500	488,978
Molson Coors Brewing Co.
5.00%, 05/01/42	430	446,710
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29	900	1,264,352
PepsiCo Inc.
3.60%, 08/13/42	200	190,148
4.00%, 03/05/42[b]	350	353,260
4.25%, 10/22/44 (Call 04/22/44)[b]	500	524,595
4.88%, 11/01/40	400	456,263

Security	Principal (000s)	Value
5.50%, 01/15/40	$300	$368,114

		11,083,325
BIOTECHNOLOGY — 1.10%
Amgen Inc.
4.95%, 10/01/41	669	746,155
5.15%, 11/15/41 (Call 05/15/41)	800	916,732
5.38%, 05/15/43 (Call 11/15/42)	1,925	2,288,332
5.75%, 03/15/40	150	182,004
6.38%, 06/01/37	450	575,736
6.40%, 02/01/39	325	420,911
Celgene Corp.
5.25%, 08/15/43	950	1,105,330
Gilead Sciences Inc.
3.50%, 02/01/25 (Call 11/01/24)	300	314,204
4.50%, 02/01/45 (Call 08/01/44)	1,350	1,492,385
4.80%, 04/01/44 (Call 10/01/43)	870	997,023
5.65%, 12/01/41 (Call 06/01/41)	260	329,627

		9,368,439
BUILDING MATERIALS — 0.03%
Owens Corning
7.00%, 12/01/36	200	243,753

		243,753
CHEMICALS — 1.75%
Agrium Inc.
4.13%, 03/15/35 (Call 09/15/34)	75	74,507
4.90%, 06/01/43 (Call 12/01/42)	250	270,170
5.25%, 01/15/45 (Call 07/15/44)	600	679,895
6.13%, 01/15/41 (Call 07/15/40)	255	317,580
Albemarle Corp.
5.45%, 12/01/44 (Call 06/01/44)[b]	250	270,261
CF Industries Inc.
4.95%, 06/01/43	100	106,423
5.15%, 03/15/34	650	720,094
5.38%, 03/15/44	350	394,824
Dow Chemical Co. (The)
4.25%, 10/01/34 (Call 04/01/34)	1,050	1,064,594
4.63%, 10/01/44 (Call 04/01/44)	500	517,198
5.25%, 11/15/41 (Call 05/15/41)	660	739,664
7.38%, 11/01/29	290	394,935
9.40%, 05/15/39	355	582,596
Eastman Chemical Co.
3.80%, 03/15/25 (Call 12/15/24)	500	518,957

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.65%, 10/15/44 (Call 04/15/44)	$450	$472,639
4.80%, 09/01/42 (Call 03/01/42)	415	442,878
Ecolab Inc.
5.50%, 12/08/41	320	386,843
EI du Pont de Nemours & Co.
4.15%, 02/15/43[b]	550	556,963
4.90%, 01/15/41	485	541,219
Lubrizol Corp.
6.50%, 10/01/34	100	134,648
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	500	537,222
5.25%, 07/15/43	420	473,557
Methanex Corp.
5.65%, 12/01/44 (Call 06/01/44)	250	259,348
Monsanto Co.
3.60%, 07/15/42 (Call 01/15/42)	300	281,868
4.20%, 07/15/34 (Call 01/15/34)	675	723,037
4.40%, 07/15/44 (Call 01/15/44)	1,000	1,078,210
5.50%, 08/15/25	100	120,074
Series 1
5.50%, 07/30/35	100	119,329
Mosaic Co. (The)
5.45%, 11/15/33 (Call 05/15/33)	200	234,566
5.63%, 11/15/43 (Call 05/15/43)	470	563,889
Potash Corp. of Saskatchewan Inc.
5.88%, 12/01/36	185	234,321
Praxair Inc.
3.55%, 11/07/42 (Call 05/07/42)	250	243,799
Rohm & Haas Co.
7.85%, 07/15/29	200	280,212
Sherwin-Williams Co. (The)
4.00%, 12/15/42 (Call 06/15/42)	250	252,331
Valspar Corp. (The)
4.40%, 02/01/45 (Call 08/01/44)	250	250,250

		14,838,901
COMMERCIAL SERVICES — 0.41%
Catholic Health Initiatives
4.35%, 11/01/42	500	488,882
Cleveland Clinic Foundation (The)
4.86%, 01/01/14	250	261,403
Massachusetts Institute of Technology
4.68%, 07/01/14	500	576,945
5.60%, 07/01/11	200	275,340

Security	Principal (000s)	Value
President and Fellows of Harvard College
6.30%, 10/01/37 (Call 04/01/16)	$41	$43,665
Princeton University
5.70%, 03/01/39	300	404,285
Tufts University Series 2012
5.02%, 04/15/12	250	281,794
University of Southern California
5.25%, 10/01/11	250	334,980
Western Union Co. (The)
6.20%, 11/17/36	407	412,129
6.20%, 06/21/40	375	392,506

		3,471,929
COMPUTERS — 0.90%
Apple Inc.
3.45%, 02/09/45	1,220	1,151,610
3.85%, 05/04/43	800	806,348
4.45%, 05/06/44	800	889,125
Hewlett-Packard Co.
6.00%, 09/15/41	678	769,025
HP Enterprise Services LLC
7.45%, 10/15/29	140	177,747
International Business Machines Corp.
4.00%, 06/20/42	588	588,593
5.60%, 11/30/39	427	518,896
5.88%, 11/29/32	500	633,474
6.22%, 08/01/27	450	577,490
7.00%, 10/30/25	690	921,357
Seagate HDD Cayman
4.75%, 01/01/25[c]	620	656,278

		7,689,943
COSMETICS & PERSONAL CARE — 0.26%
Estee Lauder Companies Inc. (The)
3.70%, 08/15/42	200	193,502
6.00%, 05/15/37	200	253,546
Procter & Gamble Co. (The)
5.50%, 02/01/34	50	64,449
5.55%, 03/05/37	994	1,324,468
5.80%, 08/15/34	120	161,494
6.45%, 01/15/26	175	232,127

		2,229,586

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
DIVERSIFIED FINANCIAL SERVICES — 2.11%
Affiliated Managers Group Inc.
3.50%, 08/01/25	$250	$249,502
American Express Co.
4.05%, 12/03/42	487	494,019
CME Group Inc./IL
5.30%, 09/15/43 (Call 03/15/43)	450	551,235
Credit Suisse USA Inc.
7.13%, 07/15/32	700	992,446
General Electric Capital Corp.
5.88%, 01/14/38	1,970	2,557,354
6.15%, 08/07/37	1,775	2,370,493
6.88%, 01/10/39	1,525	2,202,882
Series A
6.75%, 03/15/32[b]	4,408	6,086,651
Goldman Sachs Capital I
6.35%, 02/15/34	400	485,155
Jefferies Group LLC
6.25%, 01/15/36	575	578,717
6.45%, 06/08/27	260	279,324
Legg Mason Inc.
5.63%, 01/15/44	425	498,480
National Rural Utilities Cooperative Finance Corp. Series C
8.00%, 03/01/32	380	572,706

		17,918,964
ELECTRIC — 9.59%
Alabama Power Co.
4.15%, 08/15/44 (Call 02/15/44)	400	436,045
6.00%, 03/01/39	115	155,854
6.13%, 05/15/38	605	821,348
Series 1
5.65%, 03/15/35 (Call 03/15/15)	400	400,000
Series 11-C
5.20%, 06/01/41	900	1,114,470
Appalachian Power Co.
6.38%, 04/01/36	750	1,002,897
7.00%, 04/01/38	855	1,223,773
Arizona Public Service Co.
4.50%, 04/01/42 (Call 10/01/41)	250	279,402
4.70%, 01/15/44 (Call 07/15/43)	500	578,310
5.50%, 09/01/35	150	189,969

Security	Principal (000s)	Value
Berkshire Hathaway Energy Co.
4.50%, 02/01/45 (Call 08/01/44)	$1,000	$1,105,505
5.15%, 11/15/43 (Call 05/15/43)	1,250	1,510,049
5.95%, 05/15/37	450	584,306
6.13%, 04/01/36	1,019	1,349,258
6.50%, 09/15/37	505	696,597
8.48%, 09/15/28	196	293,647
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	525	521,016
4.50%, 04/01/44 (Call 10/01/43)	325	374,164
Cleco Power LLC
6.00%, 12/01/40	600	758,546
CMS Energy Corp.
4.88%, 03/01/44 (Call 09/01/43)	450	521,358
Commonwealth Edison Co.
3.70%, 03/01/45	250	254,813
4.70%, 01/15/44 (Call 07/15/43)	800	943,911
5.90%, 03/15/36	750	986,634
Connecticut Light & Power Co. (The)
4.30%, 04/15/44 (Call 10/15/43)	250	280,440
6.35%, 06/01/36	150	205,586
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	750	839,575
5.50%, 12/01/39	190	238,193
5.70%, 06/15/40	410	522,299
Series 05-A
5.30%, 03/01/35	50	60,890
Series 06-A
5.85%, 03/15/36	650	834,776
Series 06-B
6.20%, 06/15/36	450	607,185
Series 06-E
5.70%, 12/01/36	530	669,602
Series 08-B
6.75%, 04/01/38	440	625,978
Consumers Energy Co.
3.95%, 05/15/43 (Call 11/15/42)	75	79,935
Delmarva Power & Light Co.
4.00%, 06/01/42 (Call 12/01/41)	500	525,871
Dominion Resources Inc./VA
4.70%, 12/01/44 (Call 06/01/44)	250	279,366

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.30%, 03/15/33	$175	$223,913
7.00%, 06/15/38	250	351,292
Series B
5.95%, 06/15/35	900	1,140,257
Series F
5.25%, 08/01/33	550	639,478
DTE Electric Co.
3.38%, 03/01/25 (Call 12/01/24)	1,125	1,184,508
5.70%, 10/01/37	100	131,464
Series A
4.00%, 04/01/43 (Call 10/01/42)	200	214,875
6.63%, 06/01/36	200	285,785
DTE Energy Co.
6.38%, 04/15/33	130	171,651
Duke Energy Carolinas LLC
4.00%, 09/30/42 (Call 03/30/42)	485	518,929
4.25%, 12/15/41 (Call 06/15/41)	580	641,228
5.30%, 02/15/40	465	590,530
6.05%, 04/15/38	630	860,659
6.10%, 06/01/37	250	338,399
6.45%, 10/15/32	75	101,012
Duke Energy Florida Inc.
3.85%, 11/15/42 (Call 05/15/42)	280	292,384
6.35%, 09/15/37	200	284,680
6.40%, 06/15/38	135	190,400
Duke Energy Indiana Inc.
6.12%, 10/15/35	76	99,833
6.45%, 04/01/39	750	1,070,234
Duke Energy Progress Inc.
4.10%, 05/15/42 (Call 11/15/41)	380	412,845
4.10%, 03/15/43 (Call 09/15/42)	600	652,835
4.15%, 12/01/44 (Call 06/01/44)	960	1,056,137
4.38%, 03/30/44 (Call 09/30/43)	525	597,975
6.30%, 04/01/38	250	351,585
El Paso Electric Co.
6.00%, 05/15/35	150	188,340
Entergy Louisiana LLC
4.95%, 01/15/45 (Call 01/15/25)	250	256,800
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	878	1,001,481
6.25%, 10/01/39	355	430,934
FirstEnergy Solutions Corp.
6.80%, 08/15/39	578	621,833

Security	Principal (000s)	Value
Florida Power & Light Co.
4.05%, 06/01/42 (Call 12/01/41)	$480	$521,766
4.05%, 10/01/44 (Call 04/01/44)	765	834,937
4.13%, 02/01/42 (Call 08/02/41)	1,140	1,253,063
4.95%, 06/01/35	200	237,200
5.25%, 02/01/41 (Call 08/01/40)	100	126,870
5.85%, 05/01/37	300	395,700
5.95%, 02/01/38	781	1,059,226
Georgia Power Co.
4.30%, 03/15/42	1,164	1,271,429
5.40%, 06/01/40	315	393,757
Series 07-A
5.65%, 03/01/37	100	126,659
Hydro-Quebec
9.50%, 11/15/30	200	339,795
Iberdrola International BV
6.75%, 07/15/36	375	496,650
Jersey Central Power & Light Co.
6.15%, 06/01/37	300	368,460
John Sevier Combined Cycle Generation LLC
4.63%, 01/15/42	240	276,354
Kansas City Power & Light Co.
5.30%, 10/01/41 (Call 04/01/41)	250	301,240
Kentucky Utilities Co.
5.13%, 11/01/40 (Call 05/01/40)	135	167,265
MidAmerican Energy Co.
4.40%, 10/15/44 (Call 04/15/44)	525	595,887
Nevada Power Co.
5.45%, 05/15/41 (Call 11/15/40)	510	647,898
Nisource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	450	511,362
5.25%, 02/15/43 (Call 08/15/42)	325	389,650
5.80%, 02/01/42 (Call 08/01/41)	250	316,104
5.95%, 06/15/41 (Call 12/15/40)	295	381,709
Northern States Power Co./MN
3.40%, 08/15/42 (Call 02/15/42)	650	625,941
4.85%, 08/15/40 (Call 02/15/40)	430	510,607
5.25%, 07/15/35	50	61,314
6.25%, 06/01/36	100	137,050
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	200	226,682
5.50%, 03/15/40	200	256,759

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Oglethorpe Power Corp.
4.55%, 06/01/44	$750	$808,014
5.25%, 09/01/50	25	29,336
Ohio Edison Co.
6.88%, 07/15/36	300	415,424
Oklahoma Gas & Electric Co.
4.00%, 12/15/44 (Call 06/15/44)	200	209,820
4.55%, 03/15/44 (Call 09/15/43)	350	399,227
Oncor Electric Delivery Co. LLC
4.55%, 12/01/41 (Call 06/01/41)	425	487,373
5.25%, 09/30/40	300	375,109
5.30%, 06/01/42 (Call 12/01/41)	655	828,898
7.50%, 09/01/38	25	37,928
Pacific Gas & Electric Co.
4.45%, 04/15/42 (Call 10/15/41)	450	491,251
4.50%, 12/15/41 (Call 06/15/41)	330	360,433
4.75%, 02/15/44 (Call 08/15/43)	250	287,572
5.13%, 11/15/43 (Call 05/15/43)	650	779,960
5.40%, 01/15/40	605	740,524
6.05%, 03/01/34	2,279	2,985,421
6.25%, 03/01/39	250	336,575
PacifiCorp
4.10%, 02/01/42 (Call 08/01/41)	350	375,760
6.10%, 08/01/36	100	136,310
PECO Energy Co.
4.15%, 10/01/44 (Call 04/01/44)	250	274,961
5.95%, 10/01/36	100	132,821
Pennsylvania Electric Co.
6.15%, 10/01/38	100	123,440
Potomac Electric Power Co.
6.50%, 11/15/37	175	248,331
PPL Capital Funding Inc.
4.70%, 06/01/43 (Call 12/01/42)	600	676,109
5.00%, 03/15/44 (Call 09/15/43)	425	501,488
PPL Electric Utilities Corp.
5.20%, 07/15/41 (Call 01/15/41)	385	484,823
PSEG Power LLC
8.63%, 04/15/31	720	1,047,978
Public Service Co. of Colorado
4.30%, 03/15/44 (Call 09/15/43)	770	859,204
6.25%, 09/01/37	49	67,566
Public Service Electric & Gas Co.
3.95%, 05/01/42 (Call 11/01/41)	155	164,145

Security	Principal (000s)	Value
5.38%, 11/01/39	$100	$127,821
5.80%, 05/01/37	425	554,328
Series I
4.00%, 06/01/44 (Call 12/01/43)	275	294,917
Puget Sound Energy Inc.
4.43%, 11/15/41 (Call 05/15/41)	125	140,900
5.48%, 06/01/35	300	377,042
5.64%, 04/15/41 (Call 10/15/40)	530	696,581
5.80%, 03/15/40	25	33,190
6.72%, 06/15/36	50	71,730
7.02%, 12/01/27	400	546,165
San Diego Gas & Electric Co.
4.30%, 04/01/42 (Call 10/01/41)	150	169,987
4.50%, 08/15/40	200	231,165
5.35%, 05/15/35[b]	125	157,377
5.35%, 05/15/40	75	97,454
6.13%, 09/15/37	100	136,600
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (Call 08/01/41)	25	27,088
4.50%, 06/01/64 (Call 12/01/63)	500	531,670
4.60%, 06/15/43 (Call 12/15/42)	100	111,924
5.45%, 02/01/41 (Call 08/01/40)	190	239,228
6.05%, 01/15/38	573	758,945
Southern California Edison Co.
3.90%, 12/01/41 (Call 06/01/41)	100	103,800
4.65%, 10/01/43 (Call 04/01/43)	1,050	1,234,781
5.63%, 02/01/36	75	95,975
6.00%, 01/15/34	105	138,036
6.05%, 03/15/39	100	134,810
Series 05-B
5.55%, 01/15/36	50	63,680
Series 05-E
5.35%, 07/15/35	525	650,429
Series 06-E
5.55%, 01/15/37	175	223,458
Series 08-A
5.95%, 02/01/38	729	977,704
Series 13-A
3.90%, 03/15/43 (Call 09/15/42)	250	262,869
Series C
3.60%, 02/01/45 (Call 08/01/44)	725	724,494
Southern Power Co.
5.15%, 09/15/41	200	235,806

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Southwestern Electric Power Co.
6.20%, 03/15/40	$140	$184,594
Southwestern Public Service Co.
6.00%, 10/01/36	550	718,074
Tampa Electric Co.
4.10%, 06/15/42 (Call 12/15/41)	315	336,641
4.35%, 05/15/44 (Call 11/15/43)	450	501,979
TransAlta Corp.
6.50%, 03/15/40	486	486,363
Union Electric Co.
3.90%, 09/15/42 (Call 03/15/42)	930	979,011
Virginia Electric and Power Co.
4.00%, 01/15/43 (Call 07/15/42)	260	275,957
8.88%, 11/15/38	345	589,897
Series A
6.00%, 05/15/37	275	367,993
Series B
6.00%, 01/15/36	500	658,100
Westar Energy Inc.
4.13%, 03/01/42 (Call 09/01/41)	255	271,256
Wisconsin Electric Power Co.
3.65%, 12/15/42 (Call 06/15/42)	260	261,622
4.25%, 06/01/44 (Call 12/01/43)	225	249,174
Wisconsin Power & Light Co.
4.10%, 10/15/44 (Call 04/15/44)[b]	750	804,069
6.38%, 08/15/37	260	361,811
Xcel Energy Inc.
6.50%, 07/01/36	50	68,586

		81,536,060
ELECTRICAL COMPONENTS & EQUIPMENT — 0.04%
Emerson Electric Co.
6.00%, 08/15/32	130	165,599
Legrand France SA
8.50%, 02/15/25	150	212,539

		378,138
ELECTRONICS — 0.28%
Honeywell International Inc.
5.38%, 03/01/41	531	676,255
5.70%, 03/15/37	505	652,366
Koninklijke Philips NV
5.00%, 03/15/42	174	196,867
6.88%, 03/11/38	460	633,410

Security	Principal (000s)	Value
Thermo Fisher Scientific Inc.
5.30%, 02/01/44 (Call 08/01/43)	$202	$238,899

		2,397,797
ENGINEERING & CONSTRUCTION — 0.03%
ABB Finance USA Inc.
4.38%, 05/08/42	250	276,770

		276,770
ENVIRONMENTAL CONTROL — 0.13%
Republic Services Inc.
5.70%, 05/15/41 (Call 11/15/40)	575	713,573
6.09%, 03/15/35	50	62,349
6.20%, 03/01/40	25	32,723
Waste Management Inc.
3.90%, 03/01/35	130	132,795
6.13%, 11/30/39[b]	100	137,201

		1,078,641
FOOD — 1.46%
ConAgra Foods Inc.
4.65%, 01/25/43 (Call 07/25/42)[b]	270	271,508
6.63%, 08/15/39	475	587,600
7.00%, 10/01/28	100	128,118
8.25%, 09/15/30	170	244,243
Delhaize Group SA
5.70%, 10/01/40	651	707,065
General Mills Inc.
5.40%, 06/15/40	500	580,546
Hershey Co. (The)
7.20%, 08/15/27	75	103,714
Kellogg Co. Series B
7.45%, 04/01/31	595	782,699
Kraft Foods Group Inc.
5.00%, 06/04/42	1,375	1,483,709
6.50%, 02/09/40	230	282,880
6.88%, 01/26/39	327	414,974
Kroger Co. (The)
5.15%, 08/01/43 (Call 02/01/43)	250	290,471
5.40%, 07/15/40 (Call 01/15/40)	40	47,062
6.90%, 04/15/38	823	1,127,976
7.50%, 04/01/31	225	309,768
Mondelez International Inc.
6.50%, 11/01/31	205	276,728
6.50%, 02/09/40	545	757,280
6.88%, 01/26/39	700	961,848

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Sysco Corp.
4.35%, 10/02/34 (Call 04/02/34)	$700	$733,077
4.50%, 10/02/44 (Call 04/02/44)	500	534,347
5.38%, 09/21/35	200	238,486
Tyson Foods Inc.
4.88%, 08/15/34 (Call 02/15/34)	520	582,736
5.15%, 08/15/44 (Call 02/15/44)	250	292,196
Unilever Capital Corp.
5.90%, 11/15/32	485	673,517

		12,412,548
FOREST PRODUCTS & PAPER — 0.36%
Domtar Corp.
6.75%, 02/15/44 (Call 08/15/43)	200	231,154
Georgia-Pacific LLC
7.75%, 11/15/29	540	755,793
International Paper Co.
4.80%, 06/15/44 (Call 12/15/43)[b]	500	522,088
6.00%, 11/15/41 (Call 05/15/41)	775	917,505
7.30%, 11/15/39	50	67,312
Westvaco Corp.
8.20%, 01/15/30	425	596,821

		3,090,673
GAS — 0.55%
AGL Capital Corp.
5.88%, 03/15/41 (Call 09/15/40)	225	292,381
6.00%, 10/01/34	90	115,805
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)	700	753,570
Dominion Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)	450	491,901
KeySpan Corp.
8.00%, 11/15/30	190	269,832
KeySpan Gas East Corp.
5.82%, 04/01/41[c]	165	217,411
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)	500	583,417
Piedmont Natural Gas Co. Inc.
4.10%, 09/18/34 (Call 03/18/34)	200	213,884
Sempra Energy
6.00%, 10/15/39	985	1,270,945
Southern California Gas Co. Series KK
5.75%, 11/15/35	350	459,542

		4,668,688

Security	Principal (000s)	Value
HEALTH CARE — PRODUCTS — 1.39%
Baxter International Inc.
3.65%, 08/15/42	$500	$474,702
6.25%, 12/01/37	275	358,333
Becton Dickinson and Co.
4.69%, 12/15/44 (Call 06/15/44)	935	1,023,722
6.00%, 05/15/39	100	126,403
Boston Scientific Corp.
7.38%, 01/15/40	170	236,473
CareFusion Corp.
4.88%, 05/15/44 (Call 11/15/43)	260	282,526
Covidien International Finance SA
6.55%, 10/15/37	380	538,089
Medtronic Inc.
3.50%, 03/15/25[c]	1,305	1,360,858
4.00%, 04/01/43 (Call 10/01/42)	350	359,248
4.38%, 03/15/35[c]	2,065	2,247,646
4.63%, 03/15/44 (Call 09/15/43)	595	669,572
4.63%, 03/15/45[c]	1,850	2,088,390
5.55%, 03/15/40	350	433,799
St. Jude Medical Inc.
4.75%, 04/15/43 (Call 10/15/42)	348	382,507
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	350	354,420
4.38%, 05/15/44 (Call 11/15/43)	370	387,466
Zimmer Holdings Inc.
5.75%, 11/30/39	370	458,124

		11,782,278
HEALTH CARE — SERVICES — 1.55%
Aetna Inc.
4.13%, 11/15/42 (Call 05/15/42)	250	262,661
4.50%, 05/15/42 (Call 11/15/41)	355	393,673
4.75%, 03/15/44 (Call 09/15/43)[b]	700	806,701
6.63%, 06/15/36	100	136,081
6.75%, 12/15/37[b]	164	227,234
Anthem Inc.
4.63%, 05/15/42	716	768,224
4.65%, 01/15/43	450	485,101
4.65%, 08/15/44 (Call 02/15/44)	350	382,849
4.85%, 08/15/54 (Call 02/15/54)	350	386,679
5.10%, 01/15/44	350	406,045
6.38%, 06/15/37	500	650,874

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Cigna Corp.
5.38%, 02/15/42 (Call 08/15/41)	$230	$283,767
5.88%, 03/15/41 (Call 09/15/40)	703	900,223
Dignity Health
4.50%, 11/01/42	100	98,536
5.27%, 11/01/64	250	274,874
Humana Inc.
4.63%, 12/01/42 (Call 06/01/42)	470	487,149
4.95%, 10/01/44 (Call 04/01/44)	250	272,703
Kaiser Foundation Hospitals
4.88%, 04/01/42	250	286,259
Laboratory Corp. of America Holdings
4.70%, 02/01/45 (Call 08/01/44)	700	711,922
Memorial Sloan-Kettering Cancer Center Series 2015
4.20%, 07/01/55	175	177,464
Quest Diagnostics Inc.
6.95%, 07/01/37	280	353,212
UnitedHealth Group Inc.
4.25%, 03/15/43 (Call 09/15/42)	675	736,496
4.38%, 03/15/42 (Call 09/15/41)	450	497,527
4.63%, 11/15/41 (Call 05/15/41)	180	204,057
5.70%, 10/15/40 (Call 04/15/40)	500	645,801
5.80%, 03/15/36	690	887,052
5.95%, 02/15/41 (Call 08/15/40)	500	667,075
6.88%, 02/15/38	535	768,342

		13,158,581
HOLDING COMPANIES — DIVERSIFIED — 0.01%
Hutchison Whampoa International Ltd.
7.45%, 11/24/33[c]	50	73,739

		73,739
HOME FURNISHINGS — 0.06%
Whirlpool Corp.
3.70%, 05/01/25	350	360,379
5.15%, 03/01/43	150	168,176

		528,555
HOUSEHOLD PRODUCTS & WARES — 0.07%
Kimberly-Clark Corp.
6.63%, 08/01/37	420	602,490

		602,490

Security	Principal (000s)	Value
INSURANCE — 3.48%
ACE INA Holdings Inc.
4.15%, 03/13/43	$485	$517,279
Aflac Inc.
6.45%, 08/15/40	590	780,271
AIG Life Holdings Inc.
8.50%, 07/01/30	250	342,500
AIG Sunamerica Global Financing X
6.90%, 03/15/32[c]	50	70,096
Alleghany Corp.
4.90%, 09/15/44 (Call 03/15/44)	250	263,452
Allstate Corp. (The)
4.50%, 06/15/43	1,100	1,240,213
5.55%, 05/09/35	393	496,152
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	1,240	1,250,315
4.38%, 01/15/55 (Call 07/15/54)	100	101,153
4.50%, 07/16/44 (Call 01/16/44)	450	480,790
6.25%, 05/01/36	530	684,528
6.25%, 03/15/87	450	499,500
8.18%, 05/15/68 (Call 05/15/38)[d]	866	1,199,410
Aon Corp.
8.21%, 01/01/27	300	387,000
Aon PLC
4.45%, 05/24/43 (Call 02/24/43)	250	257,562
4.60%, 06/14/44 (Call 03/14/44)	250	266,084
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	445	511,060
Assurant Inc.
6.75%, 02/15/34	250	316,995
AXA SA
8.60%, 12/15/30	880	1,232,000
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43[b]	50	55,096
4.40%, 05/15/42	520	577,909
5.75%, 01/15/40	515	676,266
Berkshire Hathaway Inc.
4.50%, 02/11/43[b]	250	284,001
Chubb Corp. (The)
6.00%, 05/11/37[b]	460	611,323
Endurance Specialty Holdings Ltd.
7.00%, 07/15/34	300	376,313

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Everest Reinsurance Holdings Inc.
4.87%, 06/01/44	$250	$265,134
Hartford Financial Services Group Inc. (The)
5.95%, 10/15/36	245	304,966
6.10%, 10/01/41	340	440,010
6.63%, 03/30/40	159	216,486
Lincoln National Corp.
6.15%, 04/07/36	225	283,663
7.00%, 06/15/40	450	627,965
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	300	291,757
6.00%, 02/01/35	150	182,888
Marsh & McLennan Companies Inc.
5.88%, 08/01/33	200	244,295
MetLife Inc.
4.13%, 08/13/42	725	744,455
4.72%, 12/15/44	450	511,949
4.88%, 11/13/43	925	1,068,686
5.70%, 06/15/35	480	611,029
6.40%, 12/15/66 (Call 12/15/31)	990	1,158,300
6.50%, 12/15/32	251	340,252
Principal Financial Group Inc.
4.35%, 05/15/43	500	512,834
6.05%, 10/15/36	150	188,088
Progressive Corp. (The)
3.70%, 01/26/45	250	243,644
4.35%, 04/25/44	250	274,395
6.25%, 12/01/32	350	465,708
Protective Life Corp.
8.45%, 10/15/39	190	287,910
Prudential Financial Inc.
4.60%, 05/15/44[b]	500	532,255
5.40%, 06/13/35	165	192,745
5.70%, 12/14/36	451	542,301
5.80%, 11/16/41	100	122,880
5.90%, 03/17/36	380	464,013
6.20%, 11/15/40	100	127,289
Series D
6.63%, 12/01/37	885	1,174,872
Travelers Companies Inc. (The)
5.35%, 11/01/40	760	952,916
6.25%, 06/15/37	743	1,015,857
6.75%, 06/20/36	50	71,463

Security	Principal (000s)	Value
Trinity Acquisition PLC
6.13%, 08/15/43	$250	$294,849
Unum Group
5.75%, 08/15/42	200	242,287
Validus Holdings Ltd.
8.88%, 01/26/40	273	378,565
Voya Financial Inc.
5.70%, 07/15/43	240	295,501
WR Berkley Corp.
6.25%, 02/15/37	300	375,480
XLIT Ltd.
6.25%, 05/15/27	75	91,548

		29,616,503
INTERNET — 0.30%
Alibaba Group Holding Ltd.
4.50%, 11/28/34 (Call 05/28/34)[c]	400	408,603
Amazon.com Inc.
4.80%, 12/05/34 (Call 06/05/34)	800	864,723
4.95%, 12/05/44 (Call 06/05/44)	750	806,648
eBay Inc.
4.00%, 07/15/42 (Call 01/15/42)	585	506,588

		2,586,562
IRON & STEEL — 0.46%
Nucor Corp.
5.20%, 08/01/43 (Call 02/01/43)	200	223,710
6.40%, 12/01/37	150	187,981
Reliance Steel & Aluminum Co.
6.85%, 11/15/36	100	115,667
Vale Overseas Ltd.
6.88%, 11/21/36	1,130	1,114,975
6.88%, 11/10/39[b]	1,465	1,439,433
8.25%, 01/17/34	287	324,437
Vale SA
5.63%, 09/11/42[b]	610	535,399

		3,941,602
LODGING — 0.03%
Starwood Hotels & Resorts Worldwide Inc.
4.50%, 10/01/34 (Call 04/01/34)	250	256,665

		256,665
MACHINERY — 0.51%
Caterpillar Inc.
3.80%, 08/15/42	895	894,893
4.30%, 05/15/44 (Call 11/15/43)	450	482,230

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.75%, 05/15/64 (Call 11/15/63)	$200	$217,689
5.20%, 05/27/41	650	776,738
6.05%, 08/15/36	100	130,131
Cummins Inc.
4.88%, 10/01/43 (Call 04/01/43)	220	260,877
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	1,125	1,168,117
5.38%, 10/16/29	175	215,635
8.10%, 05/15/30	50	76,297
Rockwell Automation Inc.
6.70%, 01/15/28	100	131,670

		4,354,277
MANUFACTURING — 0.94%
3M Co.
3.88%, 06/15/44	550	583,026
5.70%, 03/15/37	225	295,496
Dover Corp.
5.38%, 03/01/41 (Call 12/01/40)	343	420,689
Eaton Corp.
4.00%, 11/02/32	998	1,034,750
4.15%, 11/02/42	100	103,624
General Electric Co.
4.13%, 10/09/42	985	1,049,272
4.50%, 03/11/44	1,270	1,434,284
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	1,000	1,011,105
4.88%, 09/15/41 (Call 03/15/41)	150	174,495
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 06/15/43	225	274,548
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/44 (Call 05/01/44)	325	344,143
Parker-Hannifin Corp.
4.20%, 11/21/34 (Call 05/21/34)	650	704,342
4.45%, 11/21/44 (Call 05/21/44)	115	129,133
Series A
6.25%, 05/15/38	100	135,967
Tyco Electronics Group SA
7.13%, 10/01/37	225	314,471

		8,009,345

Security	Principal (000s)	Value
MEDIA — 5.44%
21st Century Fox America Inc.
4.75%, 09/15/44 (Call 03/15/44)	$1,100	$1,234,080
5.40%, 10/01/43[b]	525	640,923
6.15%, 02/15/41	825	1,078,788
6.20%, 12/15/34	220	285,951
6.40%, 12/15/35	230	302,602
6.55%, 03/15/33	640	848,910
6.65%, 11/15/37	795	1,079,122
7.70%, 10/30/25	500	664,278
7.75%, 12/01/45	200	307,954
7.85%, 03/01/39	175	263,120
8.15%, 10/17/36	266	398,176
8.88%, 04/26/23	50	68,051
CBS Corp.
4.60%, 01/15/45 (Call 07/15/44)	100	100,742
4.85%, 07/01/42 (Call 01/01/42)	200	204,732
5.50%, 05/15/33	650	722,102
5.90%, 10/15/40 (Call 04/15/40)	200	237,021
7.88%, 07/30/30	675	958,874
Comcast Corp.
4.20%, 08/15/34 (Call 02/15/34)	1,550	1,667,285
4.25%, 01/15/33	1,935	2,088,058
4.65%, 07/15/42	700	776,042
4.75%, 03/01/44[b]	750	865,345
6.45%, 03/15/37	480	647,426
6.50%, 11/15/35	300	410,423
6.95%, 08/15/37	1,765	2,500,756
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.15%, 03/15/42	1,400	1,438,575
6.35%, 03/15/40	250	292,188
6.38%, 03/01/41	535	627,166
Discovery Communications LLC
4.88%, 04/01/43[b]	370	386,320
6.35%, 06/01/40	700	864,418
Grupo Televisa SAB
5.00%, 05/13/45	750	786,845
6.63%, 03/18/25	200	249,036
6.63%, 01/15/40	255	318,095
Historic TW Inc.
6.63%, 05/15/29	1,180	1,520,126

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
NBCUniversal Media LLC
4.45%, 01/15/43	$800	$876,702
5.95%, 04/01/41	510	665,791
6.40%, 04/30/40	925	1,258,108
TCI Communications Inc.
7.13%, 02/15/28	100	136,203
7.88%, 02/15/26	370	519,013
Thomson Reuters Corp.
5.50%, 08/15/35	150	172,242
5.65%, 11/23/43 (Call 05/23/43)	500	602,856
5.85%, 04/15/40	100	121,152
Time Warner Cable Inc.
4.50%, 09/15/42 (Call 03/15/42)	100	99,787
5.50%, 09/01/41 (Call 03/01/41)	871	955,024
5.88%, 11/15/40 (Call 05/15/40)	570	650,466
6.55%, 05/01/37	700	845,000
6.75%, 06/15/39	680	841,377
7.30%, 07/01/38	1,100	1,430,826
Time Warner Entertainment Co. LP
8.38%, 07/15/33	697	1,016,037
Time Warner Inc.
4.65%, 06/01/44 (Call 12/01/43)	1,950	2,097,743
4.90%, 06/15/42	450	497,446
5.35%, 12/15/43	200	236,564
5.38%, 10/15/41	200	234,105
6.10%, 07/15/40	175	220,392
6.25%, 03/29/41	270	347,339
6.50%, 11/15/36	550	720,186
7.63%, 04/15/31	440	622,041
7.70%, 05/01/32	750	1,087,012
Viacom Inc.
4.38%, 03/15/43	800	742,813
4.50%, 02/27/42	300	284,564
4.85%, 12/15/34 (Call 06/15/34)	350	359,112
5.25%, 04/01/44 (Call 10/01/43)	500	530,443
5.85%, 09/01/43 (Call 03/01/43)	575	651,663
6.88%, 04/30/36	330	410,524
Walt Disney Co. (The)
4.38%, 08/16/41	790	887,564
7.00%, 03/01/32	200	292,592
Series E
4.13%, 12/01/41	930	1,014,438

		46,260,655

Security	Principal (000s)	Value
METAL FABRICATE & HARDWARE — 0.04%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	$200	$205,321
Valmont Industries Inc.
5.25%, 10/01/54 (Call 04/01/54)	150	148,916

		354,237
MINING — 1.67%
Barrick Gold Corp.
5.25%, 04/01/42	650	638,572
Barrick North America Finance LLC
5.70%, 05/30/41	907	917,604
5.75%, 05/01/43[b]	200	210,846
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	505	520,634
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	680	702,663
5.00%, 09/30/43	1,225	1,438,604
Freeport-McMoRan Inc.
5.40%, 11/14/34 (Call 05/14/34)	600	541,127
5.45%, 03/15/43 (Call 09/15/42)	975	856,860
Goldcorp Inc.
5.45%, 06/09/44 (Call 12/09/43)	350	366,523
Kinross Gold Corp.
6.88%, 09/01/41 (Call 03/01/41)[b]	350	351,335
Newmont Mining Corp.
4.88%, 03/15/42 (Call 09/15/41)	600	555,975
6.25%, 10/01/39	903	944,452
Rio Tinto Alcan Inc.
7.25%, 03/15/31	75	99,991
Rio Tinto Finance USA Ltd.
5.20%, 11/02/40	875	1,012,567
7.13%, 07/15/28	590	790,229
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)[b]	770	784,044
Southern Copper Corp.
5.25%, 11/08/42	625	563,294
6.75%, 04/16/40	816	863,687
7.50%, 07/27/35[b]	390	441,664
Teck Resources Ltd.
6.00%, 08/15/40 (Call 02/15/40)	680	630,495
6.13%, 10/01/35	300	285,887
6.25%, 07/15/41 (Call 01/15/41)	620	593,469
Vale Canada Ltd.
7.20%, 09/15/32	50	51,286

		14,161,808

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
OFFICE & BUSINESS EQUIPMENT — 0.10%
Xerox Corp.
4.80%, 03/01/35	$150	$150,123
6.75%, 12/15/39	550	688,262

		838,385
OIL & GAS — 7.41%
Alberta Energy Co. Ltd.
7.38%, 11/01/31	100	121,594
8.13%, 09/15/30	175	230,592
Anadarko Finance Co.
7.50%, 05/01/31	400	538,779
Anadarko Petroleum Corp.
4.50%, 07/15/44 (Call 01/15/44)	500	516,962
6.20%, 03/15/40	980	1,212,767
6.45%, 09/15/36	495	634,187
Apache Corp.
4.75%, 04/15/43 (Call 10/15/42)	1,025	1,071,286
5.10%, 09/01/40 (Call 03/01/40)	655	704,006
6.00%, 01/15/37	1,011	1,198,044
Burlington Resources Finance Co.
7.20%, 08/15/31	520	723,552
7.40%, 12/01/31	500	711,887
Canadian Natural Resources Ltd.
5.85%, 02/01/35	200	224,155
6.25%, 03/15/38	1,305	1,527,906
6.45%, 06/30/33	200	233,899
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	500	459,553
5.20%, 09/15/43 (Call 03/15/43)[b]	250	252,075
6.75%, 11/15/39	545	653,642
CNOOC Nexen Finance 2014 ULC
4.88%, 04/30/44	1,200	1,315,347
ConocoPhillips
6.50%, 02/01/39	1,230	1,683,310
ConocoPhillips Co.
4.15%, 11/15/34 (Call 05/15/34)	390	411,551
4.30%, 11/15/44 (Call 05/15/44)[b]	900	958,532
ConocoPhillips Holding Co.
6.95%, 04/15/29[b]	1,567	2,132,974
Continental Resources Inc./OK
4.90%, 06/01/44 (Call 12/01/43)	145	130,588

Security	Principal (000s)	Value
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	$1,325	$1,424,871
5.60%, 07/15/41 (Call 01/15/41)	300	356,639
7.95%, 04/15/32	80	112,776
Devon Financing Corp. LLC
7.88%, 09/30/31	472	657,147
Diamond Offshore Drilling Inc.
4.88%, 11/01/43 (Call 05/01/43)[b]	525	454,630
5.70%, 10/15/39	100	95,619
Ecopetrol SA
5.88%, 05/28/45	250	238,750
7.38%, 09/18/43	1,200	1,356,000
Encana Corp.
5.15%, 11/15/41 (Call 05/15/41)[b]	1,025	1,025,854
6.50%, 08/15/34	170	194,717
6.50%, 02/01/38	170	194,563
7.20%, 11/01/31	175	202,703
Eni USA Inc.
7.30%, 11/15/27	200	267,534
Ensco PLC
5.75%, 10/01/44 (Call 04/01/44)[b]	650	659,787
Hess Corp.
5.60%, 02/15/41	700	781,065
6.00%, 01/15/40	100	114,237
7.13%, 03/15/33	450	558,851
7.30%, 08/15/31	725	901,762
Marathon Oil Corp.
6.60%, 10/01/37	605	726,430
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	600	610,108
5.00%, 09/15/54 (Call 03/15/54)	200	203,684
6.50%, 03/01/41 (Call 09/01/40)	470	579,315
Murphy Oil Corp.
5.13%, 12/01/42 (Call 06/01/42)	250	219,258
7.05%, 05/01/29	450	521,699
Nexen Energy ULC
6.40%, 05/15/37	614	774,309
7.50%, 07/30/39	175	250,502
7.88%, 03/15/32	160	228,742
Noble Energy Inc.
5.25%, 11/15/43 (Call 05/15/43)	570	612,731
6.00%, 03/01/41 (Call 09/01/40)	660	755,197

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Noble Holding International Ltd.
5.25%, 03/15/42	$400	$328,264
6.20%, 08/01/40	30	26,073
Petro-Canada
5.35%, 07/15/33	100	112,643
6.80%, 05/15/38	776	1,032,199
Petrobras Global Finance BV
6.75%, 01/27/41[b]	1,460	1,237,476
6.88%, 01/20/40	1,180	1,017,915
7.25%, 03/17/44	550	492,775
Petroleos Mexicanos
4.50%, 01/23/26[c]	3,000	3,056,250
5.50%, 06/27/44[b]	1,225	1,232,656
5.50%, 06/27/44[c]	1,500	1,505,625
5.63%, 01/23/46[c]	1,200	1,227,000
6.38%, 01/23/45	1,250	1,400,000
6.50%, 06/02/41	450	507,933
6.63%, 06/15/35	1,605	1,835,719
6.63%, 06/15/38	250	282,367
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	355	381,074
4.88%, 11/15/44 (Call 05/15/44)	1,050	1,138,108
5.88%, 05/01/42	645	775,897
Rowan Companies Inc.
5.85%, 01/15/44 (Call 07/15/43)	375	334,765
Shell International Finance BV
4.55%, 08/12/43	1,325	1,511,015
5.50%, 03/25/40	350	444,721
6.38%, 12/15/38	952	1,316,208
Statoil ASA
3.95%, 05/15/43	750	776,789
4.80%, 11/08/43	825	966,142
5.10%, 08/17/40	380	453,623
6.50%, 12/01/28[c]	100	131,447
6.80%, 01/15/28	75	99,795
7.15%, 01/15/29	100	137,522
Suncor Energy Inc.
5.95%, 12/01/34	150	180,601
6.50%, 06/15/38	817	1,059,160
6.85%, 06/01/39	595	800,745
Talisman Energy Inc.
6.25%, 02/01/38	675	725,412
7.25%, 10/15/27	200	240,623

Security	Principal (000s)	Value
Tosco Corp.
7.80%, 01/01/27	$250	$343,045
Transocean Inc.
6.80%, 03/15/38	691	549,345
7.50%, 04/15/31	500	418,750
Valero Energy Corp.
6.63%, 06/15/37	977	1,212,571
7.50%, 04/15/32	305	396,430
XTO Energy Inc.
6.75%, 08/01/37	400	590,803

		63,006,154
OIL & GAS SERVICES — 0.65%
Baker Hughes Inc.
5.13%, 09/15/40	460	518,963
6.88%, 01/15/29	600	785,799
Cameron International Corp.
5.13%, 12/15/43 (Call 06/15/43)	350	348,999
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	180	189,297
4.75%, 08/01/43 (Call 02/01/43)	1,025	1,121,838
7.45%, 09/15/39	585	842,768
National Oilwell Varco Inc.
3.95%, 12/01/42 (Call 06/01/42)	505	476,991
Weatherford International Ltd./Bermuda
5.95%, 04/15/42 (Call 10/17/41)	231	200,848
6.50%, 08/01/36	476	428,233
6.75%, 09/15/40	175	163,660
7.00%, 03/15/38	500	472,567

		5,549,963
PACKAGING & CONTAINERS — 0.08%
Sonoco Products Co.
5.75%, 11/01/40 (Call 05/01/40)	598	710,512

		710,512
PHARMACEUTICALS — 3.68%
Abbott Laboratories
5.30%, 05/27/40	285	355,390
6.00%, 04/01/39	400	529,379
AbbVie Inc.
4.40%, 11/06/42	1,310	1,376,042
Actavis Funding SCS
4.85%, 06/15/44 (Call 12/15/43)	800	826,018

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Actavis Inc.
4.63%, 10/01/42 (Call 04/01/42)	$400	$398,833
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)	500	518,153
AstraZeneca PLC
4.00%, 09/18/42	675	692,830
6.45%, 09/15/37	1,372	1,882,338
Bristol-Myers Squibb Co.
5.88%, 11/15/36	970	1,241,466
6.13%, 05/01/38	579	769,631
Cardinal Health Inc.
4.50%, 11/15/44 (Call 05/15/44)	250	265,878
4.60%, 03/15/43	250	268,812
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	70	70,080
4.65%, 06/15/44 (Call 12/15/43)	450	510,281
5.50%, 03/15/27	1,020	1,252,512
5.55%, 03/15/37	275	339,643
6.77%, 01/01/36	300	414,403
Express Scripts Holding Co.
6.13%, 11/15/41	420	537,542
GlaxoSmithKline Capital Inc.
5.38%, 04/15/34	475	574,292
6.38%, 05/15/38	1,262	1,713,816
Johnson & Johnson
4.38%, 12/05/33 (Call 06/05/33)	1,125	1,290,904
4.50%, 09/01/40	500	579,844
4.95%, 05/15/33	250	303,272
5.95%, 08/15/37	475	652,791
McKesson Corp.
4.88%, 03/15/44 (Call 09/15/43)	820	935,900
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	340	361,167
5.90%, 11/01/39	300	374,449
Merck & Co. Inc.
3.70%, 02/10/45 (Call 08/10/44)	560	559,625
4.15%, 05/18/43	975	1,038,332
6.50%, 12/01/33	415	571,533
6.55%, 09/15/37	155	218,452
Merck Sharp & Dohme Corp.
5.75%, 11/15/36[b]	700	904,940
5.95%, 12/01/28	200	262,013
Mylan Inc./PA
5.40%, 11/29/43 (Call 05/29/43)	450	512,502

Security	Principal (000s)	Value
Novartis Capital Corp.
3.70%, 09/21/42	$300	$308,205
4.40%, 05/06/44	1,000	1,144,982
Perrigo Co. PLC
5.30%, 11/15/43 (Call 05/15/43)	250	283,340
Perrigo Finance PLC
4.90%, 12/15/44 (Call 06/15/44)	250	268,567
Pfizer Inc.
4.30%, 06/15/43	350	374,241
4.40%, 05/15/44	245	266,519
7.20%, 03/15/39	1,779	2,619,278
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36	450	563,092
Wyeth LLC
5.95%, 04/01/37	1,430	1,837,927
Zoetis Inc.
4.70%, 02/01/43 (Call 08/01/42)	497	505,178

		31,274,392
PIPELINES — 3.98%
Buckeye Partners LP
5.85%, 11/15/43 (Call 05/15/43)	600	600,540
CenterPoint Energy Resources Corp.
5.85%, 01/15/41 (Call 07/15/40)	255	330,056
Colonial Pipeline Co.
4.20%, 04/15/43 (Call 10/15/42)[c]	25	23,607
DCP Midstream LLC
8.13%, 08/16/30	250	273,730
DCP Midstream Operating LP
5.60%, 04/01/44 (Call 10/01/43)	200	172,126
El Paso Pipeline Partners Operating Co. LLC
4.70%, 11/01/42 (Call 05/01/42)	90	86,067
7.50%, 11/15/40	255	324,997
Enable Midstream Partners LP
5.00%, 05/15/44 (Call 11/15/43)[c]	125	121,373
Enbridge Energy Partners LP Series B
7.50%, 04/15/38	460	576,472
Enbridge Inc.
4.50%, 06/10/44 (Call 12/10/43)	200	183,445
Energy Transfer Partners LP
5.15%, 02/01/43 (Call 08/01/42)	305	314,382
6.05%, 06/01/41 (Call 12/01/40)	110	124,131

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.50%, 02/01/42 (Call 08/01/41)	$1,230	$1,459,470
6.63%, 10/15/36	340	402,755
8.25%, 11/15/29 (Call 08/15/29)	50	70,080
EnLink Midstream Partners LP
5.60%, 04/01/44 (Call 10/01/43)	650	731,080
Enterprise Products Operating LLC
3.75%, 02/15/25 (Call 11/15/24)	780	810,738
4.45%, 02/15/43 (Call 08/15/42)	975	1,020,411
4.85%, 08/15/42 (Call 02/15/42)	250	275,054
4.95%, 10/15/54 (Call 04/15/54)	950	1,048,283
5.10%, 02/15/45 (Call 08/15/44)	300	341,859
5.70%, 02/15/42	620	752,796
5.95%, 02/01/41	175	216,885
6.13%, 10/15/39	434	544,057
7.55%, 04/15/38	100	140,930
Series D
6.88%, 03/01/33	100	132,136
Series H
6.65%, 10/15/34	100	131,029
Kinder Morgan Energy Partners LP
5.00%, 08/15/42 (Call 02/15/42)	250	252,081
5.40%, 09/01/44 (Call 03/01/44)	560	589,356
5.50%, 03/01/44 (Call 09/01/43)	1,200	1,293,767
5.80%, 03/15/35	900	999,730
6.38%, 03/01/41	230	267,431
6.95%, 01/15/38	522	633,477
7.40%, 03/15/31	100	120,388
7.75%, 03/15/32	100	124,120
Kinder Morgan Inc./DE
4.30%, 06/01/25 (Call 03/01/25)[b]	2,065	2,156,668
5.05%, 02/15/46	500	508,390
5.30%, 12/01/34 (Call 06/01/34)	1,350	1,422,979
5.55%, 06/01/45	1,600	1,716,237
Magellan Midstream Partners LP
5.15%, 10/15/43 (Call 04/15/43)	350	395,553
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	680	709,744
6.85%, 10/15/37	450	503,357
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 06/15/44 (Call 12/15/43)	250	265,396
4.90%, 02/15/45 (Call 08/15/44)	500	545,885
5.15%, 06/01/42 (Call 12/01/41)	550	610,409
6.65%, 01/15/37	75	95,527

Security	Principal (000s)	Value
Spectra Energy Capital LLC
7.50%, 09/15/38	$300	$356,640
Spectra Energy Partners LP
5.95%, 09/25/43 (Call 03/25/43)	450	564,018
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43 (Call 07/15/42)	200	204,729
5.30%, 04/01/44 (Call 10/01/43)	550	588,603
6.10%, 02/15/42	450	523,307
Texas Eastern Transmission LP
7.00%, 07/15/32	100	132,890
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	1,075	1,152,223
5.00%, 10/16/43 (Call 04/16/43)	350	391,361
5.60%, 03/31/34	100	116,895
5.85%, 03/15/36	100	118,788
6.20%, 10/15/37	334	411,673
7.25%, 08/15/38	555	770,321
7.63%, 01/15/39	750	1,070,515
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	385	362,123
5.40%, 08/15/41 (Call 02/15/41)	26	27,724
Western Gas Partners LP
5.45%, 04/01/44 (Call 10/01/43)	200	220,306
Williams Companies Inc. (The)
5.75%, 06/24/44 (Call 12/24/43)	50	47,335
7.50%, 01/15/31	375	415,952
8.75%, 03/15/32	318	385,699
Williams Partners LP
4.90%, 01/15/45 (Call 10/15/44)	750	730,125
5.40%, 03/04/44 (Call 09/04/43)	500	520,593
6.30%, 04/15/40	240	273,329

		33,804,133
REAL ESTATE INVESTMENT TRUSTS — 0.58%
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	550	582,777
Federal Realty Investment Trust
4.50%, 12/01/44 (Call 06/01/44)	100	108,684
HCP Inc.
6.75%, 02/01/41 (Call 08/01/40)[b]	350	475,498
Health Care REIT Inc.
5.13%, 03/15/43 (Call 09/15/42)	340	382,426
6.50%, 03/15/41 (Call 09/15/40)[b]	150	198,208

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Realty Income Corp.
5.88%, 03/15/35	$250	$291,663
Simon Property Group LP
4.75%, 03/15/42 (Call 09/15/41)[b]	350	396,175
6.75%, 02/01/40 (Call 11/01/39)	450	630,123
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	500	505,053
Weyerhaeuser Co.
6.95%, 10/01/27	500	613,820
7.38%, 03/15/32	525	707,534

		4,891,961
RETAIL — 3.65%
Bed Bath & Beyond Inc.
4.92%, 08/01/34 (Call 02/01/34)	500	533,239
5.17%, 08/01/44 (Call 02/01/44)	150	162,370
CVS Health Corp.
6.13%, 09/15/39	925	1,209,031
6.25%, 06/01/27	200	258,974
Darden Restaurants Inc.
7.05%, 10/15/37	230	273,337
Home Depot Inc. (The)
4.40%, 03/15/45 (Call 09/15/44)	1,305	1,457,291
4.88%, 02/15/44 (Call 08/15/43)	560	668,121
5.88%, 12/16/36	611	800,548
5.95%, 04/01/41 (Call 10/01/40)	1,085	1,433,710
Kohl’s Corp.
6.00%, 01/15/33	300	341,153
6.88%, 12/15/37	150	192,987
Lowe’s Companies Inc.
4.65%, 04/15/42 (Call 10/15/41)	839	948,078
5.00%, 09/15/43 (Call 03/15/43)	450	536,218
5.80%, 04/15/40 (Call 10/15/39)	790	1,019,668
6.88%, 02/15/28	50	66,632
Macy’s Retail Holdings Inc.
4.30%, 02/15/43 (Call 08/15/42)	676	676,679
4.50%, 12/15/34 (Call 06/15/34)	250	261,730
6.38%, 03/15/37	250	321,561
6.70%, 07/15/34	150	193,647
6.90%, 04/01/29	300	391,337
McDonald’s Corp.
3.70%, 02/15/42	1,000	967,844
5.70%, 02/01/39	50	61,736
6.30%, 10/15/37	360	474,516
6.30%, 03/01/38	564	750,325

Security	Principal (000s)	Value
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	$631	$734,640
6.95%, 03/15/28	100	133,339
QVC Inc.
4.45%, 02/15/25	370	366,970
5.45%, 08/15/34 (Call 02/15/34)	250	246,642
Target Corp.
4.00%, 07/01/42[b]	1,185	1,236,660
6.50%, 10/15/37	897	1,246,431
Tiffany & Co.
4.90%, 10/01/44 (Call 04/01/44)[c]	250	258,130
Wal-Mart Stores Inc.
4.00%, 04/11/43 (Call 10/11/42)	1,400	1,483,841
4.30%, 04/22/44 (Call 10/22/43)	1,400	1,557,159
4.88%, 07/08/40	150	176,532
5.00%, 10/25/40	100	119,852
5.25%, 09/01/35	1,015	1,242,378
5.63%, 04/15/41	900	1,168,088
6.20%, 04/15/38	1,796	2,443,778
6.50%, 08/15/37	1,784	2,495,867
7.55%, 02/15/30	100	148,441
Walgreen Co.
4.40%, 09/15/42	250	255,490
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)	100	105,365
4.80%, 11/18/44 (Call 05/18/44)	950	1,029,593
Yum! Brands Inc.
6.88%, 11/15/37	434	563,868

		31,013,796
SEMICONDUCTORS — 0.34%
Applied Materials Inc.
5.85%, 06/15/41	230	281,901
Broadcom Corp.
4.50%, 08/01/34 (Call 02/01/34)	370	399,828
Intel Corp.
4.00%, 12/15/32	1,090	1,120,285
4.80%, 10/01/41	525	581,999
KLA-Tencor Corp.
5.65%, 11/01/34 (Call 07/01/34)	440	481,284

		2,865,297
SOFTWARE — 1.09%
Microsoft Corp.
3.50%, 02/12/35 (Call 08/12/34)	165	163,741
3.50%, 11/15/42	400	386,623

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.75%, 05/01/43 (Call 11/01/42)	$300	$301,866
4.00%, 02/12/55 (Call 08/12/54)	1,500	1,495,923
4.50%, 10/01/40	530	590,939
4.88%, 12/15/43 (Call 06/15/43)	425	500,174
5.20%, 06/01/39	311	382,752
5.30%, 02/08/41	600	746,051
Oracle Corp.
4.30%, 07/08/34 (Call 01/08/34)	1,450	1,578,917
4.50%, 07/08/44 (Call 01/08/44)[b]	700	782,280
5.38%, 07/15/40	640	780,170
6.13%, 07/08/39	1,220	1,599,659

		9,309,095
TELECOMMUNICATIONS — 7.59%
Alltel Corp.
7.88%, 07/01/32	190	274,051
America Movil SAB de CV
4.38%, 07/16/42[b]	350	355,679
6.13%, 03/30/40	1,200	1,509,572
6.38%, 03/01/35	675	857,018
AT&T Corp.
8.00%, 11/15/31	550	807,221
AT&T Inc.
4.30%, 12/15/42 (Call 06/15/42)	354	332,469
4.35%, 06/15/45 (Call 12/15/44)	1,668	1,573,168
4.80%, 06/15/44 (Call 12/15/43)	2,250	2,269,654
5.35%, 09/01/40	1,250	1,330,706
5.55%, 08/15/41	270	294,856
6.15%, 09/15/34	550	655,643
6.30%, 01/15/38	2,026	2,396,700
6.40%, 05/15/38	250	299,912
6.50%, 09/01/37	355	428,968
6.55%, 02/15/39	620	755,917
AT&T Mobility LLC
7.13%, 12/15/31	400	528,753
BellSouth Corp.
6.55%, 06/15/34	600	727,347
6.88%, 10/15/31	200	242,144
British Telecommunications PLC
9.63%, 12/15/30	1,000	1,620,976
Cisco Systems Inc.
5.50%, 01/15/40	850	1,061,540
5.90%, 02/15/39	974	1,232,267

Security	Principal (000s)	Value
Corning Inc.
4.70%, 03/15/37	$75	$80,427
4.75%, 03/15/42[b]	600	653,677
5.75%, 08/15/40	40	48,613
7.25%, 08/15/36 (Call 08/15/26)	200	260,476
Deutsche Telekom International Finance BV
8.75%, 06/15/30	1,524	2,317,721
9.25%, 06/01/32	450	735,020
Embarq Corp.
8.00%, 06/01/36	600	697,500
GTE Corp.
6.94%, 04/15/28	100	128,560
Harris Corp.
6.15%, 12/15/40	100	122,501
Juniper Networks Inc.
4.35%, 06/15/25 (Call 03/15/25)	250	249,953
5.95%, 03/15/41	395	408,652
Koninklijke KPN NV
8.38%, 10/01/30	205	293,194
Motorola Solutions Inc.
5.50%, 09/01/44	250	268,625
7.50%, 05/15/25	375	462,644
New Cingular Wireless Services Inc.
8.75%, 03/01/31	605	896,606
Orange SA
5.38%, 01/13/42	250	290,636
5.50%, 02/06/44 (Call 08/06/43)	700	837,876
9.00%, 03/01/31	1,055	1,620,530
Pacific Bell Telephone Co.
7.13%, 03/15/26	700	893,447
Qwest Corp.
6.88%, 09/15/33 (Call 12/29/14)	1,005	1,012,538
7.13%, 11/15/43 (Call 12/29/14)	650	666,250
Rogers Communications Inc.
5.00%, 03/15/44 (Call 09/15/43)	870	973,619
7.50%, 08/15/38	190	274,063
Telefonica Emisiones SAU
7.05%, 06/20/36	1,175	1,599,025
Telefonica Europe BV
8.25%, 09/15/30	437	630,976
Verizon Communications Inc.
3.85%, 11/01/42 (Call 05/01/42)	350	321,794
4.40%, 11/01/34 (Call 05/01/34)	2,175	2,216,327

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.75%, 11/01/41	$590	$616,155
4.86%, 08/21/46[b,c]	1,600	1,695,954
5.01%, 08/21/54[c]	3,000	3,143,012
5.05%, 03/15/34 (Call 12/15/33)	1,875	2,049,008
5.85%, 09/15/35	355	424,469
6.00%, 04/01/41	300	363,741
6.40%, 09/15/33	2,750	3,456,790
6.40%, 02/15/38	380	481,162
6.55%, 09/15/43	4,225	5,548,332
6.90%, 04/15/38	1,280	1,708,827
7.35%, 04/01/39	500	688,565
7.75%, 12/01/30	1,265	1,790,711
7.75%, 06/15/32	350	475,681
Verizon Florida LLC Series E
6.86%, 02/01/28[b]	200	206,161
Verizon Maryland LLC Series B
5.13%, 06/15/33	1,000	1,027,677
Vodafone Group PLC
4.38%, 02/19/43	630	620,132
6.15%, 02/27/37	1,111	1,341,786
6.25%, 11/30/32	50	61,846
7.88%, 02/15/30	234	322,316

		64,538,136
TEXTILES — 0.08%
Cintas Corp. No. 2
6.15%, 08/15/36	557	718,559

		718,559
TOYS, GAMES & HOBBIES — 0.15%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	200	205,376
6.35%, 03/15/40	450	533,057
Mattel Inc.
5.45%, 11/01/41 (Call 05/01/41)	500	544,667

		1,283,100
TRANSPORTATION — 2.53%
Burlington Northern Santa Fe LLC
4.38%, 09/01/42 (Call 03/01/42)	630	665,181
4.40%, 03/15/42 (Call 09/15/41)	496	525,433
4.55%, 09/01/44 (Call 03/01/44)	700	766,542
4.90%, 04/01/44 (Call 10/01/43)	1,150	1,318,088
5.15%, 09/01/43 (Call 03/01/43)	575	676,741

Security	Principal (000s)	Value
5.40%, 06/01/41 (Call 12/01/40)	$270	$325,796
5.75%, 05/01/40 (Call 11/01/39)[b]	450	565,039
6.15%, 05/01/37	150	198,600
6.20%, 08/15/36	200	264,921
Canadian National Railway Co.
3.50%, 11/15/42 (Call 05/15/42)	545	527,694
4.50%, 11/07/43 (Call 05/07/43)	250	282,270
6.20%, 06/01/36	170	228,699
6.25%, 08/01/34	50	66,767
6.38%, 11/15/37	58	80,429
6.90%, 07/15/28	700	975,005
Canadian Pacific Railway Co.
5.75%, 01/15/42	350	449,350
7.13%, 10/15/31	440	606,174
Con–way Inc.
6.70%, 05/01/34	450	516,714
CSX Corp.
4.10%, 03/15/44 (Call 09/15/43)	950	976,949
4.40%, 03/01/43 (Call 09/01/42)	126	134,500
4.50%, 08/01/54 (Call 02/01/54)	500	536,300
4.75%, 05/30/42 (Call 11/30/41)	487	544,597
5.50%, 04/15/41 (Call 10/15/40)	70	85,785
6.00%, 10/01/36	240	308,390
6.22%, 04/30/40	105	139,660
FedEx Corp.
3.88%, 08/01/42	200	192,511
3.90%, 02/01/35[b]	635	641,679
4.10%, 02/01/45	250	253,287
4.90%, 01/15/34	1,025	1,163,402
Norfolk Southern Corp.
4.80%, 08/15/43 (Call 02/15/43)[b]	970	1,104,557
4.84%, 10/01/41	428	486,018
5.59%, 05/17/25	100	119,681
5.64%, 05/17/29	100	121,717
6.00%, 05/23/11	425	541,893
NorthWestern Corp.
4.18%, 11/15/44 (Call 05/15/44)	150	160,920
Union Pacific Corp.
3.25%, 01/15/25 (Call 10/15/24)	905	944,356
3.38%, 02/01/35 (Call 08/01/34)	500	495,073
3.88%, 02/01/55 (Call 08/01/54)	780	763,114
4.30%, 06/15/42 (Call 12/15/41)	250	272,051
4.82%, 02/01/44 (Call 08/01/43)	620	732,584
6.63%, 02/01/29	207	280,440

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
United Parcel Service Inc.
4.88%, 11/15/40 (Call 05/15/40)	$275	$323,967
6.20%, 01/15/38	737	995,530
United Parcel Service of America Inc.
8.38%, 04/01/30[a]	100	149,161

		21,507,565
TRUCKING & LEASING — 0.03%
GATX Corp.
5.20%, 03/15/44 (Call 09/15/43)	250	273,967

		273,967
WATER — 0.26%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	1,250	1,286,373
6.59%, 10/15/37	223	315,946
United Utilities PLC
6.88%, 08/15/28	250	302,284
Veolia Environnement SA
6.75%, 06/01/38	250	318,089

		2,222,692

TOTAL CORPORATE BONDS & NOTES
(Cost: $660,542,905)		682,188,456

FOREIGN GOVERNMENT OBLIGATIONS[e] — 8.42%

BRAZIL — 1.09%
Brazilian Government International Bond
5.00%, 01/27/45[b]	1,450	1,319,500
5.63%, 01/07/41	800	804,000
7.13%, 01/20/37	1,480	1,753,800
8.25%, 01/20/34	1,080	1,404,000
8.75%, 02/04/25	675	884,250
10.13%, 05/15/27	1,286	1,933,501
11.00%, 08/17/40 (Call 08/17/15)	1,145	1,199,388

		9,298,439
CANADA — 0.14%
Province of British Columbia
6.50%, 01/15/26	200	272,248
Province of Quebec Canada
7.50%, 09/15/29	600	900,284

		1,172,532

Security	Principal (000s)	Value
CHILE — 0.09%
Chile Government International Bond
3.63%, 10/30/42[b]	$775	$767,250

		767,250
COLOMBIA — 0.68%
Colombia Government International Bond
5.00%, 06/15/45 (Call 12/15/44)	250	263,750
5.63%, 02/26/44 (Call 08/26/43)	2,500	2,878,750
6.13%, 01/18/41	750	913,125
7.38%, 09/18/37	1,250	1,712,500

		5,768,125
ISRAEL — 0.05%
Israel Government International Bond
4.50%, 01/30/43	400	423,000

		423,000
ITALY — 0.18%
Italy Government International Bond
5.38%, 06/15/33	967	1,180,900
Region of Lombardy Italy
5.80%, 10/25/32	305	341,332

		1,522,232
MEXICO — 1.50%
Mexico Government International Bond
4.60%, 01/23/46	1,250	1,300,000
4.75%, 03/08/44	1,740	1,853,100
5.55%, 01/21/45[b]	1,000	1,195,000
5.75%, 10/12/10	1,880	2,119,700
6.05%, 01/11/40	870	1,096,200
6.75%, 09/27/34[b]	1,725	2,337,375
7.50%, 04/08/33[b]	1,002	1,432,860
8.30%, 08/15/31[b]	930	1,427,550

		12,761,785
PANAMA — 0.49%
Panama Government International Bond
6.70%, 01/26/36[b]	1,230	1,623,600
7.13%, 01/29/26	700	920,500
9.38%, 04/01/29	1,030	1,586,200

		4,130,300

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
PERU — 0.64%
Peruvian Government International Bond
5.63%, 11/18/50	$625	$770,312
6.55%, 03/14/37	1,220	1,628,700
7.35%, 07/21/25	700	952,000
8.75%, 11/21/33[b]	1,300	2,070,250

		5,421,262
PHILIPPINES — 1.18%
Philippine Government International Bond
3.95%, 01/20/40	500	526,250
5.00%, 01/13/37[b]	1,600	1,928,000
5.50%, 03/30/26	800	980,000
6.38%, 01/15/32	1,400	1,883,000
6.38%, 10/23/34	1,500	2,077,500
7.75%, 01/14/31	100	150,125
9.50%, 02/02/30	700	1,172,500
10.63%, 03/16/25	820	1,334,550

		10,051,925
SOUTH AFRICA — 0.20%
South Africa Government International Bond
5.38%, 07/24/44	1,000	1,087,500
6.25%, 03/08/41	500	614,065

		1,701,565
SOUTH KOREA — 0.18%
Export-Import Bank of Korea
3.25%, 08/12/26	450	459,819
Republic of Korea
4.13%, 06/10/44[b]	900	1,077,868

		1,537,687
SUPRANATIONAL — 0.29%
Asian Development Bank
5.82%, 06/16/28	310	407,025
European Investment Bank
4.88%, 02/15/36[b]	480	642,604
Inter-American Development Bank
3.20%, 08/07/42[b]	375	396,620
3.88%, 10/28/41	245	289,934
4.38%, 01/24/44	550	703,044

		2,439,227

Security	Principal (000s)	Value
TURKEY — 1.43%
Turkey Government International Bond
4.88%, 04/16/43	$500	$495,155
6.63%, 02/17/45[b]	2,600	3,219,112
6.75%, 05/30/40	600	744,750
6.88%, 03/17/36	450	558,279
7.25%, 03/05/38	800	1,041,496
7.38%, 02/05/25[b]	825	1,028,330
8.00%, 02/14/34	1,700	2,338,027
11.88%, 01/15/30	1,550	2,743,500

		12,168,649
URUGUAY — 0.28%
Uruguay Government International Bond
5.10%, 06/18/50[b]	850	879,750
7.63%, 03/21/36[b]	1,090	1,531,450

		2,411,200

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $70,364,994)		71,575,178

MUNICIPAL DEBT OBLIGATIONS — 9.01%

CALIFORNIA — 2.92%
Alameda County Joint Powers Authority RB BAB
7.05%, 12/01/44	135	191,188
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	1,125	1,629,619
Series S1
7.04%, 04/01/50	750	1,131,532
California State Public Works Board RB Lease Abatement BAB Series G-2
8.36%, 10/01/34	100	151,124
City of Los Angeles Department of Airports RB BAB
6.58%, 05/15/39	280	377,852
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.95%, 11/01/50	580	850,350

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
East Bay Municipal Utility District Water System Revenue RB BAB Series B
5.87%, 06/01/40	$750	$1,007,047
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	400	601,340
Los Angeles County Metropolitan Transportation Authority RB BAB Series A
5.74%, 06/01/39	300	384,696
Los Angeles County Public Works Financing Authority RB BAB
7.62%, 08/01/40	300	434,460
Los Angeles Department of Water & Power RB BAB
6.57%, 07/01/45	700	1,032,052
6.60%, 07/01/50	300	447,888
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	800	1,021,952
6.76%, 07/01/34	875	1,225,420
Regents of the University of California Medical Center Pooled Revenue RB BAB
6.55%, 05/15/48	300	409,779
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	700	980,994
San Diego County Water Authority Financing Corp. RB BAB
6.14%, 05/01/49	465	644,523
State of California GO BAB
7.30%, 10/01/39	625	942,188
7.35%, 11/01/39	300	454,767
7.50%, 04/01/34	1,900	2,881,749
7.55%, 04/01/39	2,425	3,836,956
7.60%, 11/01/40	1,000	1,611,270
University of California RB
Series AD
4.86%, 05/15/12	230	246,907
Series AN
4.77%, 05/15/44(Call 05/15/24)	1,000	1,072,140

Security	Principal (000s)	Value
University of California RB BAB
5.77%, 05/15/43	$675	$885,141
5.95%, 05/15/45	300	391,143

		24,844,077
COLORADO — 0.12%
Colorado Bridge Enterprise RB BAB Series A
6.08%, 12/01/40	300	395,877
Denver City & County School District No. 1 COP Series B
7.02%, 12/15/37	435	604,254

		1,000,131
CONNECTICUT — 0.17%
State of Connecticut GO Series A
5.85%, 03/15/32	200	252,200
State of Connecticut GO BAB
5.09%, 10/01/30	100	113,898
5.63%, 12/01/29	895	1,075,996

		1,442,094
DISTRICT OF COLUMBIA — 0.03%
District of Columbia Water & Sewer Authority RB
4.81%, 10/01/14	200	239,866

		239,866
GEORGIA — 0.27%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010A
6.64%, 04/01/57	750	1,008,600
Project P, Series 2010A
7.06%, 04/01/57	775	916,035
State of Georgia GO BAB Series H
4.50%, 11/01/25	300	337,611

		2,262,246
ILLINOIS — 1.01%
Chicago Transit Authority RB
Series A
6.90%, 12/01/40	650	841,581

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Series B
6.90%, 12/01/40	$145	$187,543
Chicago Transit Authority RB BAB Series B
6.20%, 12/01/40	220	265,672
City of Chicago IL GO Series C
7.78%, 01/01/35	810	981,493
City of Chicago IL Wastewater Transmission Revenue RB BAB Series B
6.90%, 01/01/40	200	261,356
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	505	665,994
Metropolitan Water Reclamation District of Greater Chicago GOL BAB
5.72%, 12/01/38	430	548,211
State of Illinois GO
5.10%, 06/01/33[b]	3,625	3,658,423
5.65%, 12/01/38	1,100	1,134,518

		8,544,791
KANSAS — 0.04%
State of Kansas Department of Transportation RB BAB
4.60%, 09/01/35	300	341,955

		341,955
KENTUCKY — 0.02%
Louisville & Jefferson County Metropolitan Sewer District RB BAB
6.25%, 05/15/43	145	200,806

		200,806
MARYLAND — 0.03%
Maryland State Transportation Authority RB BAB
5.89%, 07/01/43	200	266,866

		266,866
MASSACHUSETTS — 0.27%
Commonwealth of Massachusetts GOL BAB
4.91%, 05/01/29	290	339,149

Security	Principal (000s)	Value
Series E
5.46%, 12/01/39	$895	$1,138,950
Commonwealth of Massachusetts RB BAB Series A
5.73%, 06/01/40	300	392,991
Massachusetts Clean Water Trust (The) RB BAB Series B
5.19%, 08/01/40	150	176,607
Massachusetts School Building Authority RB BAB
5.72%, 08/15/39	200	259,166

		2,306,863
MISSOURI — 0.15%
Missouri Highway & Transportation Commission RB BAB
5.45%, 05/01/33	250	307,345
University of Missouri RB BAB
5.79%, 11/01/41	725	987,740

		1,295,085
NEW JERSEY — 0.68%
New Jersey Economic Development Authority RB Series A
7.43%, 02/15/29	1,350	1,727,217
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41	1,175	1,721,563
Series F
7.41%, 01/01/40	600	917,280
New Jersey Transportation Trust Fund Authority RB BAB Series C
5.75%, 12/15/28	1,095	1,252,275
Rutgers The State University of New Jersey RB BAB
5.67%, 05/01/40	150	193,726

		5,812,061
NEW YORK — 1.55%
City of New York NY GO BAB
5.85%, 06/01/40	800	1,048,864
5.99%, 12/01/36	145	190,636
6.27%, 12/01/37	475	652,555

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Housing Development Corp./NY
3.71%, 02/15/48	$150	$157,179
Metropolitan Transportation Authority RB BAB
6.09%, 11/15/40	500	666,595
6.67%, 11/15/39	385	538,299
Series A
5.87%, 11/15/39	100	126,991
Series C-1
6.69%, 11/15/40	600	839,550
Series E
6.81%, 11/15/40	300	425,229
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.27%, 05/01/27	600	705,834
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37	200	253,628
5.57%, 11/01/38	500	632,510
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	500	644,035
5.75%, 06/15/41	500	659,635
5.88%, 06/15/44	350	477,320
6.01%, 06/15/42	300	412,791
New York State Dormitory Authority RB BAB
5.39%, 03/15/40	700	888,720
5.50%, 03/15/30	200	240,000
5.63%, 03/15/39	200	249,384
Port Authority of New York & New Jersey RB
4.46%, 10/01/62	1,285	1,404,531
4.93%, 10/01/51(GOI)	500	583,710
Series 182
5.31%, 08/01/46(Call 08/01/24)	1,250	1,385,362

		13,183,358
OHIO — 0.16%
American Municipal Power Inc. RB BAB
7.50%, 02/15/50	120	177,133
8.08%, 02/15/50	200	323,090

Security	Principal (000s)	Value
Ohio State University (The) RB Series A
4.80%, 06/01/11	$200	$220,912
Ohio State University (The) RB BAB
4.91%, 06/01/40	550	660,693

		1,381,828
OREGON — 0.18%
Oregon School Boards Association GOL
Series B
5.55%, 06/30/28(NATL)	600	715,224
5.68%, 06/30/28(NATL)	500	616,830
State of Oregon Department of Transportation RB BAB Series 2010A
5.83%, 11/15/34	175	229,306

		1,561,360
PENNSYLVANIA — 0.11%
Commonwealth of Pennsylvania GO BAB
5.45%, 02/15/30	300	358,686
Series B
4.65%, 02/15/26	100	111,644
Pennsylvania Turnpike Commission RB BAB Series B
5.56%, 12/01/49	350	445,144

		915,474
TEXAS — 1.11%
City of Houston TX Combined Utility System Revenue RB Series B
3.83%, 05/15/28	450	485,284
City of Houston TX GOL Series A
6.29%, 03/01/32[b]	400	494,576
City Public Service Board of San Antonio TX RB BAB
5.81%, 02/01/41	800	1,064,160
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	750	1,039,177
Dallas Convention Center Hotel Development Corp. RB BAB
7.09%, 01/01/42	515	676,494

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Dallas County Hospital District GOL BAB Series C
5.62%, 08/15/44	$150	$199,388
Dallas Independent School District GO BAB
6.45%, 02/15/35 (Call 02/15/21) (PSF)	550	655,226
North Texas Tollway Authority RB BAB
8.91%, 02/01/30 (Call 02/01/20)	550	673,332
State of Texas GO BAB
5.52%, 04/01/39	750	1,002,442
Series A
4.63%, 04/01/33	500	580,750
4.68%, 04/01/40	100	118,755
Texas Transportation Commission State Highway Fund RB BAB Series B
5.18%, 04/01/30	1,375	1,663,860
University of Texas System (The) RB Series D
5.13%, 08/15/42	250	310,728
University of Texas System (The) RB BAB Series B
6.28%, 08/15/41(Call 08/15/19)	370	422,174

		9,386,346
UTAH — 0.06%
State of Utah GO BAB Series B
3.54%, 07/01/25	115	123,354
Utah Transit Authority RB BAB Series B
5.94%, 06/15/39	300	402,897

		526,251
VIRGINIA — 0.05%
University of Virginia RB BAB
6.20%, 09/01/39	300	436,428

		436,428

Security	Principal or Shares (000s)	Value
WASHINGTON — 0.08%
Central Puget Sound Regional Transit Authority RB BAB
5.49%, 11/01/39	$150	$194,346
State of Washington GO BAB
5.14%, 08/01/40	400	494,368

		688,714

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $73,835,235)		76,636,600

U.S. GOVERNMENT OBLIGATIONS — 0.18%
U.S. Treasury Note/Bond
2.25%, 11/15/24	1,500	1,531,755

		1,531,755

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $1,562,731)		1,531,755

SHORT-TERM INVESTMENTS — 5.96%

MONEY MARKET FUNDS — 5.96%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[f,g,h]	37,344	37,343,855
BlackRock Cash Funds: Prime, SL Agency Shares
0.15%[f,g,h]	3,040	3,040,310
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	10,284	10,283,622

		50,667,787

TOTAL SHORT-TERM INVESTMENTS
(Cost: $50,667,787)		50,667,787

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 10+ YEAR CREDIT BOND ETF

February 28, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 103.79%
(Cost: $856,973,652)	$882,599,776
Other Assets, Less Liabilities — (3.79)%	(32,223,621)

NET ASSETS — 100.00%	$850,376,155

BAB  —  Build America Bond

COP  —  Certificates of Participation

GO  —  General Obligation

GOL  —  General Obligation Limited

PSF  —  Permanent School Fund

RB  —  Revenue Bond

[a]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Variable rate security. Rate shown is as of report date.
[e]	Investments are denominated in U.S. dollars.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	107

Schedule of Investments

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 82.30%

ADVERTISING — 0.14%
Interpublic Group of Companies Inc. (The)
3.75%, 02/15/23	$162	$164,755
4.00%, 03/15/22	100	103,391
Omnicom Group Inc.
3.63%, 05/01/22	452	474,461
4.45%, 08/15/20	200	219,733
5.90%, 04/15/16	35	36,806
WPP Finance 2010
3.75%, 09/19/24	150	156,327
4.75%, 11/21/21	75	83,641
5.63%, 11/15/43	200	241,801

		1,480,915
AEROSPACE & DEFENSE — 1.08%
Boeing Capital Corp.
2.13%, 08/15/16 (Call 07/15/16)	200	203,849
4.70%, 10/27/19	130	146,428
Boeing Co. (The)
2.35%, 10/30/21	500	501,416
2.85%, 10/30/24 (Call 07/30/24)	85	86,458
3.30%, 03/01/35	80	79,724
4.88%, 02/15/20	200	227,974
5.88%, 02/15/40	250	336,418
6.88%, 03/15/39	62	92,596
Embraer SA
5.15%, 06/15/22	112	116,900
General Dynamics Corp.
1.00%, 11/15/17	250	248,981
2.25%, 07/15/16	78	79,537
2.25%, 11/15/22 (Call 08/15/22)	350	340,940
3.88%, 07/15/21 (Call 04/15/21)	100	108,806
L-3 Communications Corp.
3.95%, 05/28/24 (Call 02/28/24)	300	305,851
4.95%, 02/15/21 (Call 11/15/20)	262	284,270
5.20%, 10/15/19	252	278,576

Security	Principal (000s)	Value
Lockheed Martin Corp.
2.13%, 09/15/16	$200	$203,880
3.35%, 09/15/21	384	404,674
3.80%, 03/01/45 (Call 09/01/44)	380	380,424
4.07%, 12/15/42	604	627,196
4.25%, 11/15/19	180	197,641
Northrop Grumman Corp.
3.50%, 03/15/21	232	243,284
3.85%, 04/15/45 (Call 10/15/44)	165	161,985
4.75%, 06/01/43[a]	250	279,111
5.05%, 08/01/19	500	556,896
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	312	308,872
3.13%, 10/15/20	300	313,726
4.20%, 12/15/44 (Call 06/15/44)	200	213,182
4.88%, 10/15/40	130	150,330
6.40%, 12/15/18	150	174,969
Rockwell Collins Inc.
3.10%, 11/15/21 (Call 08/15/21)	50	51,616
4.80%, 12/15/43 (Call 06/15/43)	100	116,976
5.25%, 07/15/19	100	110,779
United Technologies Corp.
1.80%, 06/01/17	400	407,969
3.10%, 06/01/22	1,250	1,299,170
4.50%, 04/15/20	114	127,080
4.50%, 06/01/42	500	556,006
5.70%, 04/15/40	500	640,115
6.05%, 06/01/36[a]	285	378,719
6.13%, 02/01/19	157	182,671

		11,525,995
AGRICULTURE — 1.00%
Altria Group Inc.
4.00%, 01/31/24	1,600	1,712,274
4.75%, 05/05/21	500	556,331
5.38%, 01/31/44	400	472,717
9.25%, 08/06/19	246	316,375
10.20%, 02/06/39	193	341,850

108	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Archer-Daniels-Midland Co.
5.38%, 09/15/35	$371	$452,375
5.45%, 03/15/18	72	80,460
5.77%, 03/01/41[b]	250	326,069
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	100	102,929
8.50%, 06/15/19	300	364,519
Lorillard Tobacco Co.
3.50%, 08/04/16[a]	100	102,947
6.88%, 05/01/20	500	594,605
Lowe’s Companies Inc.
3.13%, 09/15/24 (Call 06/15/24)	500	514,333
Philip Morris International Inc.
1.63%, 03/20/17	250	253,149
2.50%, 05/16/16	300	306,472
2.50%, 08/22/22	192	190,406
2.90%, 11/15/21	377	386,162
3.25%, 11/10/24	700	723,369
4.13%, 03/04/43	212	218,849
4.25%, 11/10/44	500	527,541
5.65%, 05/16/18	600	678,274
6.38%, 05/16/38	450	605,302
Reynolds American Inc.
3.25%, 11/01/22	250	249,102
4.75%, 11/01/42	250	252,156
6.75%, 06/15/17	180	199,657
7.25%, 06/15/37	114	149,264

		10,677,487
AIRLINES — 0.27%
American Airlines 2013-2 Pass Through Trust Class A
4.95%, 07/15/24	916	995,975
American Airlines Inc. 2011-1 Pass Through Trust Class A
5.25%, 07/31/22	36	39,392
Continental Airlines Inc. 2009-2 Pass Through Trust Class A
7.25%, 05/10/21	658	762,160
Continental Airlines Inc. 2012-2 Pass Through Trust Class A
4.00%, 04/29/26	241	253,492

Security	Principal (000s)	Value
Delta Air Lines Inc. 2009-1 Pass Through Trust Class A
7.75%, 06/17/21	$141	$163,355
Delta Air Lines Inc. 2010-2 Pass Through Trust Class A
4.95%, 11/23/20[a]	68	72,745
Delta Air Lines Inc. 2012-1 Pass Through Trust Class A
4.75%, 11/07/21	259	279,558
Southwest Airlines Co.
2.75%, 11/06/19 (Call 10/06/19)	75	76,287
United Airlines 2014-2 Pass Through Trust Class A
3.75%, 03/03/28	200	207,000

		2,849,964
APPAREL — 0.06%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	80	78,804
3.63%, 05/01/43 (Call 11/01/42)	300	301,631
VF Corp.
3.50%, 09/01/21 (Call 06/21/21)	200	211,920

		592,355
AUTO MANUFACTURERS — 0.60%
American Honda Finance Corp.
1.20%, 07/14/17	600	601,071
2.25%, 08/15/19	250	253,895
Daimler Finance North America LLC
8.50%, 01/18/31	210	327,074
Ford Motor Co.
4.75%, 01/15/43[a]	1,000	1,096,131
6.50%, 08/01/18[a]	105	119,961
7.45%, 07/16/31	40	55,667
PACCAR Financial Corp.
1.10%, 06/06/17	250	249,591
Toyota Motor Credit Corp.
1.38%, 01/10/18	312	313,078
1.45%, 01/12/18	1,145	1,151,374
2.00%, 09/15/16	700	713,868
2.13%, 07/18/19	800	811,450
2.63%, 01/10/23	300	301,738

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.30%, 01/12/22	$350	$370,889
3.40%, 09/15/21	100	106,494

		6,472,281
AUTO PARTS & EQUIPMENT — 0.14%
BorgWarner Inc.
4.63%, 09/15/20	100	110,362
Delphi Corp.
4.15%, 03/15/24 (Call 12/15/23)[a]	250	265,065
Johnson Controls Inc.
3.63%, 07/02/24 (Call 04/02/24)	250	258,259
3.75%, 12/01/21 (Call 09/01/21)	182	191,615
4.25%, 03/01/21	200	215,873
4.95%, 07/02/64 (Call 01/02/64)	200	213,815
5.00%, 03/30/20	92	102,426
5.70%, 03/01/41	136	164,574

		1,521,989
BANKS — 18.37%
Abbey National Treasury Services PLC/London
4.00%, 04/27/16	705	728,624
4.00%, 03/13/24[a]	550	591,296
Associated Banc-Corp.
5.13%, 03/28/16 (Call 02/28/16)	100	103,905
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	500	499,175
2.25%, 06/13/19	750	757,229
Banco do Brasil SA
3.88%, 10/10/22	500	451,250
Bancolombia SA
5.95%, 06/03/21	200	220,760
Bank of America Corp.
1.25%, 01/11/16[a]	500	501,363
1.70%, 08/25/17	170	170,398
2.00%, 01/11/18	800	803,292
2.65%, 04/01/19	1,500	1,523,639
3.30%, 01/11/23	450	453,938
3.63%, 03/17/16	75	76,958

Security	Principal (000s)	Value
4.00%, 04/01/24[a]	$1,750	$1,849,236
4.00%, 01/22/25	250	252,992
4.13%, 01/22/24	1,250	1,331,555
4.88%, 04/01/44	700	797,668
5.00%, 05/13/21	125	140,142
5.42%, 03/15/17	700	748,268
5.63%, 07/01/20	1,950	2,233,169
5.65%, 05/01/18	400	443,644
5.70%, 01/24/22	370	429,987
5.75%, 12/01/17	250	275,993
5.88%, 01/05/21	375	436,674
5.88%, 02/07/42	250	317,449
6.05%, 05/16/16	750	790,660
6.11%, 01/29/37	300	362,407
6.40%, 08/28/17	526	585,464
6.50%, 08/01/16	425	455,895
6.88%, 04/25/18	425	486,790
7.63%, 06/01/19	520	627,872
7.75%, 05/14/38	550	786,033
Series 1
3.75%, 07/12/16	1,375	1,421,264
Bank of America N.A.
5.30%, 03/15/17	1,500	1,606,084
6.00%, 10/15/36	426	538,201
Bank of Montreal
1.30%, 07/14/17 (Call 06/14/17)	950	949,923
1.45%, 04/09/18 (Call 03/09/18)	682	677,856
Bank of New York Mellon Corp. (The)
1.35%, 03/06/18 (Call 02/06/18)	500	495,587
1.97%, 06/20/17[b]	450	454,824
2.30%, 07/28/16	550	561,113
3.00%, 02/24/25	85	85,779
3.55%, 09/23/21 (Call 08/23/21)	400	424,884
3.65%, 02/04/24 (Call 01/05/24)	600	638,113
5.45%, 05/15/19	200	225,506
Bank of Nova Scotia (The)
1.10%, 12/13/16	500	500,674
1.30%, 07/21/17	550	549,955

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
1.45%, 04/25/18[a]	$1,000	$992,620
2.55%, 01/12/17	182	186,945
2.90%, 03/29/16	400	409,853
4.38%, 01/13/21	150	165,740
Barclays Bank PLC
3.75%, 05/15/24	400	422,873
5.00%, 09/22/16	350	371,180
5.13%, 01/08/20	1,050	1,188,857
5.14%, 10/14/20	250	276,737
6.75%, 05/22/19	450	533,684
BB&T Corp.
2.15%, 03/22/17 (Call 02/22/17)	450	457,140
2.25%, 02/01/19 (Call 01/02/19)	500	502,682
2.45%, 01/15/20 (Call 12/15/19)	750	756,630
3.20%, 03/15/16 (Call 02/16/16)	500	511,176
6.85%, 04/30/19	255	301,882
BNP Paribas SA
1.38%, 03/17/17	1,000	1,000,836
2.38%, 09/14/17	225	229,297
2.70%, 08/20/18	450	462,010
3.25%, 03/03/23	600	614,778
4.25%, 10/15/24[a]	200	207,468
5.00%, 01/15/21	450	510,978
BPCE SA
1.63%, 02/10/17	500	503,649
2.50%, 07/15/19	500	507,601
4.00%, 04/15/24	250	268,514
Branch Banking & Trust Co.
1.35%, 10/01/17 (Call 09/01/17)	250	248,905
Canadian Imperial Bank of Commerce/Canada
1.55%, 01/23/18 (Call 12/23/17)	450	449,473
Capital One Financial Corp.
3.15%, 07/15/16	50	51,320
3.20%, 02/05/25 (Call 01/05/25)	105	103,914
3.75%, 04/24/24 (Call 03/24/24)	400	413,267

Security	Principal (000s)	Value
4.75%, 07/15/21	$40	$44,513
6.75%, 09/15/17	150	168,730
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	750	748,651
2.40%, 09/05/19 (Call 08/15/19)	250	250,488
Citigroup Inc.
1.70%, 07/25/16	1,250	1,258,588
1.80%, 02/05/18	695	692,803
2.50%, 07/29/19	1,400	1,408,520
3.38%, 03/01/23	400	407,656
3.88%, 10/25/23	950	997,871
3.95%, 06/15/16	300	310,514
4.45%, 01/10/17	600	632,271
4.50%, 01/14/22	100	109,552
5.30%, 05/06/44	200	223,609
5.38%, 08/09/20	950	1,080,114
5.50%, 09/13/25	1,750	1,978,159
6.00%, 08/15/17	475	523,874
6.00%, 10/31/33	655	769,572
6.13%, 11/21/17	650	724,826
6.13%, 05/15/18	225	253,287
6.88%, 03/05/38[a]	475	657,465
8.13%, 07/15/39	600	926,722
8.50%, 05/22/19	175	217,847
Comerica Bank
5.75%, 11/21/16	500	537,999
Commonwealth Bank of Australia/New York NY
1.13%, 03/13/17	400	399,132
1.90%, 09/18/17	500	504,937
2.30%, 09/06/19	500	503,560
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.38%, 01/19/17	500	519,680
3.88%, 02/08/22	630	677,232
4.50%, 01/11/21	75	83,156
5.25%, 05/24/41	250	299,383
5.75%, 12/01/43	500	610,072
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
1.70%, 03/19/18	1,700	1,698,418

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
CorpBanca SA
3.13%, 01/15/18	$200	$200,760
Credit Suisse/New York NY
1.75%, 01/29/18	800	798,835
3.00%, 10/29/21	1,000	1,017,931
3.63%, 09/09/24	250	259,849
4.38%, 08/05/20	1,000	1,095,469
5.30%, 08/13/19	500	560,764
5.40%, 01/14/20	160	179,399
Deutsche Bank AG/London
1.88%, 02/13/18	60	60,143
3.25%, 01/11/16	400	408,054
3.70%, 05/30/24	950	995,258
6.00%, 09/01/17	650	720,266
Discover Bank/Greenwood DE
7.00%, 04/15/20	550	655,047
Fifth Third Bancorp
3.50%, 03/15/22 (Call 02/15/22)	400	416,226
3.63%, 01/25/16	112	114,690
8.25%, 03/01/38	325	487,147
Fifth Third Bank/Cincinnati OH
2.88%, 10/01/21 (Call 09/01/21)	200	201,078
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	800	813,320
2.55%, 10/23/19	630	634,018
2.60%, 04/23/20 (Call 03/23/20)	1,000	1,003,149
3.63%, 02/07/16	750	768,784
3.63%, 01/22/23	500	516,364
3.85%, 07/08/24 (Call 04/08/24)	850	888,339
5.25%, 07/27/21	300	339,928
5.35%, 01/15/16	370	384,380
5.38%, 03/15/20	350	395,524
5.63%, 01/15/17	1,092	1,168,882
5.75%, 01/24/22	700	816,596
5.95%, 01/18/18	420	467,810
5.95%, 01/15/27	950	1,118,455
6.00%, 06/15/20	100	116,406
6.13%, 02/15/33	850	1,070,520
6.15%, 04/01/18	556	625,516
6.25%, 09/01/17	500	555,670

Security	Principal (000s)	Value
6.25%, 02/01/41	$1,280	$1,676,458
6.75%, 10/01/37	217	280,876
7.50%, 02/15/19	450	536,974
HSBC Bank USA N.A./New York NY
4.88%, 08/24/20	750	828,008
HSBC Holdings PLC
5.10%, 04/05/21	314	354,692
6.10%, 01/14/42	312	413,426
6.50%, 05/02/36	1,200	1,536,210
6.50%, 09/15/37	349	447,584
6.80%, 06/01/38	700	937,526
HSBC USA Inc.
1.63%, 01/16/18	1,500	1,499,724
3.50%, 06/23/24	350	366,640
Huntington National Bank (The)
1.30%, 11/20/16 (Call 10/20/16)	500	499,800
2.40%, 04/01/20	250	251,011
Intesa Sanpaolo SpA
3.13%, 01/15/16	500	507,876
3.88%, 01/16/18	500	521,758
5.25%, 01/12/24	200	224,797
JPMorgan Chase & Co.
1.13%, 02/26/16	500	501,576
1.35%, 02/15/17	500	500,930
2.20%, 10/22/19	2,650	2,637,937
2.25%, 01/23/20 (Call 12/23/19)[a]	500	497,153
2.60%, 01/15/16	250	253,907
3.13%, 01/23/25 (Call 10/23/24)	250	247,516
3.15%, 07/05/16	400	410,079
3.20%, 01/25/23[a]	1,250	1,267,183
3.45%, 03/01/16	332	340,129
3.88%, 09/10/24	500	509,666
4.13%, 12/15/26	1,000	1,027,436
4.25%, 10/15/20	600	651,338
4.35%, 08/15/21	280	305,402
4.40%, 07/22/20	242	264,367
4.50%, 01/24/22	1,000	1,102,435
4.63%, 05/10/21	500	552,911
4.85%, 02/01/44	500	573,029
5.40%, 01/06/42	480	577,118

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.50%, 10/15/40	$300	$363,851
5.60%, 07/15/41	500	616,126
6.00%, 01/15/18	719	804,618
6.30%, 04/23/19	1,080	1,251,951
6.40%, 05/15/38	225	299,388
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	2,200	2,437,871
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	500	499,978
KeyCorp
5.10%, 03/24/21[a]	300	339,953
KfW
0.50%, 04/19/16	350	350,134
0.88%, 12/15/17	2,600	2,585,883
1.25%, 10/05/16	2,350	2,373,213
2.00%, 06/01/16	1,800	1,832,755
2.13%, 01/17/23[a]	3,150	3,183,727
2.38%, 08/25/21	675	697,845
2.50%, 11/20/24	250	258,600
2.63%, 02/16/16	550	561,555
2.63%, 01/25/22	500	523,851
2.75%, 09/08/20[a]	2,000	2,109,040
2.75%, 10/01/20	1,500	1,582,265
4.00%, 01/27/20	1,650	1,834,215
4.50%, 07/16/18	450	497,692
4.88%, 01/17/17	500	538,560
4.88%, 06/17/19	500	570,042
5.13%, 03/14/16	510	534,535
Korea Development Bank (The)
1.50%, 01/22/18	500	496,094
3.75%, 01/22/24	200	214,485
3.88%, 05/04/17	1,100	1,150,898
4.63%, 11/16/21	300	336,097
Landwirtschaftliche Rentenbank
1.00%, 04/04/18	650	646,102
1.38%, 10/23/19	400	396,827
1.88%, 09/17/18	450	458,543
2.13%, 07/15/16	675	689,704
2.38%, 09/13/17	625	646,316
5.00%, 11/08/16	170	182,265
Lloyds Bank PLC
2.35%, 09/05/19[a]	800	807,404
4.20%, 03/28/17	500	528,494
6.38%, 01/21/21	55	66,255

Security	Principal (000s)	Value
Manufacturers & Traders Trust Co.
1.40%, 07/25/17 (Call 06/25/17)	$250	$249,510
2.25%, 07/25/19 (Call 06/25/19)	500	501,358
2.90%, 02/06/25 (Call 01/06/25)	250	248,030
Morgan Stanley
1.75%, 02/25/16	350	352,791
2.13%, 04/25/18	1,100	1,105,796
2.50%, 01/24/19	600	608,847
2.65%, 01/27/20	500	504,274
3.80%, 04/29/16	600	617,903
4.10%, 05/22/23	500	515,733
4.30%, 01/27/45	200	204,289
4.35%, 09/08/26	65	67,859
4.88%, 11/01/22	900	977,939
5.00%, 11/24/25	250	275,456
5.45%, 01/09/17	450	481,941
5.50%, 07/28/21	155	178,569
5.63%, 09/23/19	200	226,285
5.75%, 10/18/16	2,054	2,197,387
5.75%, 01/25/21	400	463,664
5.95%, 12/28/17	1,150	1,277,368
6.38%, 07/24/42	1,250	1,666,662
6.63%, 04/01/18	532	605,184
7.25%, 04/01/32	350	484,797
7.30%, 05/13/19	525	625,925
Series F
3.88%, 04/29/24	1,250	1,307,091
MUFG Americas Holdings Corp.
3.50%, 06/18/22	400	416,393
MUFG Union Bank N.A.
5.95%, 05/11/16	600	632,554
National Australia Bank Ltd./New York
2.30%, 07/25/18	500	507,355
National City Corp.
6.88%, 05/15/19	400	469,714
Northern Trust Corp.
3.38%, 08/23/21	500	528,355
Oesterreichische Kontrollbank AG
1.63%, 03/12/19	850	855,504
5.00%, 04/25/17	900	978,326

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
PNC Bank N.A.
2.25%, 07/02/19 (Call 06/02/19)[c]	$1,900	$1,912,787
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24 (Call 03/29/24)[c]	350	363,481
PNC Funding Corp.
3.30%, 03/08/22 (Call 02/06/22)[c]	312	324,706
4.38%, 08/11/20[c]	250	275,007
5.13%, 02/08/20[c]	395	446,710
Regions Bank/Birmingham AL
6.45%, 06/26/37	250	316,391
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)	500	496,894
Royal Bank of Canada
1.50%, 01/16/18	550	550,902
2.15%, 03/15/19[a]	1,000	1,009,140
2.30%, 07/20/16	875	892,402
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	400	467,460
Royal Bank of Scotland PLC (The)
4.38%, 03/16/16	302	312,364
5.63%, 08/24/20	275	316,119
6.13%, 01/11/21	210	248,694
Santander Bank N.A.
8.75%, 05/30/18	250	295,664
Societe Generale SA
2.63%, 10/01/18	250	254,494
State Street Corp.
2.88%, 03/07/16	200	204,495
3.30%, 12/16/24	250	258,400
3.70%, 11/20/23	350	371,897
4.38%, 03/07/21	212	235,657
4.96%, 03/15/18	152	164,148
Sumitomo Mitsui Banking Corp.
1.35%, 07/11/17	500	496,729
1.50%, 01/18/18	750	743,053
2.25%, 07/11/19[a]	500	499,711
2.45%, 01/16/20[a]	250	251,790
3.40%, 07/11/24[a]	350	359,528

Security	Principal (000s)	Value
SunTrust Bank/Atlanta GA
5.00%, 09/01/15	$77	$78,533
SunTrust Banks Inc.
3.50%, 01/20/17 (Call 12/20/16)	600	624,172
3.60%, 04/15/16 (Call 03/15/16)	400	410,497
SVB Financial Group
3.50%, 01/29/25	250	246,020
Svenska Handelsbanken AB
2.25%, 06/17/19	500	503,803
2.88%, 04/04/17	500	516,895
Toronto-Dominion Bank (The)
1.40%, 04/30/18	850	846,560
2.25%, 11/05/19	400	404,016
2.38%, 10/19/16	112	114,703
2.50%, 07/14/16	680	695,679
2.63%, 09/10/18	250	257,521
U.S. Bancorp/MN
2.20%, 04/25/19 (Call 03/25/19)	250	252,689
3.00%, 03/15/22 (Call 02/15/22)	250	256,279
4.13%, 05/24/21 (Call 04/23/21)	800	878,213
Series F
2.20%, 11/15/16 (Call 10/14/16)	560	571,646
U.S. Bank N.A./Cincinnati OH
1.10%, 01/30/17 (Call 12/30/16)	500	498,930
2.80%, 01/27/25 (Call 12/27/24)	750	747,866
UBS AG/Stamford CT
2.38%, 08/14/19	1,150	1,162,701
4.88%, 08/04/20	500	563,844
5.75%, 04/25/18	650	726,330
Series 10
5.88%, 07/15/16	400	425,066
Wachovia Corp.
5.63%, 10/15/16	260	277,757
5.75%, 06/15/17	2,400	2,642,706
5.75%, 02/01/18	1,375	1,535,646

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Wells Fargo & Co.
1.50%, 01/16/18	$400	$399,983
3.00%, 02/19/25	165	164,675
3.30%, 09/09/24[a]	1,100	1,127,798
3.50%, 03/08/22	620	653,430
3.68%, 06/15/16[b]	500	517,205
4.10%, 06/03/26	1,000	1,047,500
4.13%, 08/15/23	200	212,344
4.60%, 04/01/21	275	306,844
5.13%, 09/15/16	150	158,587
5.61%, 01/15/44	2,170	2,642,732
5.63%, 12/11/17	555	617,473
Series M
3.45%, 02/13/23	270	275,026
Series N
2.15%, 01/30/20	500	499,216
Westpac Banking Corp.
1.60%, 01/12/18	700	699,774
2.00%, 08/14/17	1,082	1,097,509
4.88%, 11/19/19	380	423,782

		196,741,311
BEVERAGES — 1.65%
Anheuser-Busch Companies LLC
5.50%, 01/15/18	120	133,617
6.45%, 09/01/37	478	628,248
Anheuser-Busch InBev Finance Inc.
1.13%, 01/27/17	1,100	1,105,218
2.63%, 01/17/23	200	197,217
3.70%, 02/01/24[a]	1,400	1,480,310
4.00%, 01/17/43	75	73,959
4.63%, 02/01/44	400	434,394
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	900	906,128
4.38%, 02/15/21	75	82,763
5.38%, 01/15/20	96	110,372
6.38%, 01/15/40[a]	210	272,560
7.75%, 01/15/19	250	302,220
8.20%, 01/15/39	230	358,634
Beam Suntory Inc.
3.25%, 05/15/22 (Call 02/15/22)	150	150,902
5.38%, 01/15/16	45	46,702

Security	Principal (000s)	Value
Brown-Forman Corp.
2.50%, 01/15/16	$300	$304,956
Coca-Cola Co. (The)
1.65%, 03/14/18	300	303,372
1.80%, 09/01/16	800	813,068
3.15%, 11/15/20	420	444,199
3.20%, 11/01/23	552	579,599
3.30%, 09/01/21	462	490,501
Coca-Cola Enterprises Inc.
2.00%, 08/19/16	250	252,959
4.50%, 09/01/21 (Call 06/01/21)	400	443,017
Coca-Cola FEMSA SAB de CV
2.38%, 11/26/18	200	203,616
5.25%, 11/26/43	300	351,504
Diageo Capital PLC
1.13%, 04/29/18[a]	450	446,166
2.63%, 04/29/23 (Call 01/29/23)	1,050	1,036,431
3.88%, 04/29/43 (Call 10/29/42)	35	34,888
5.75%, 10/23/17	326	364,007
5.88%, 09/30/36	78	99,354
Diageo Investment Corp.
4.25%, 05/11/42	200	210,844
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	130	132,390
3.20%, 11/15/21 (Call 08/15/21)	450	459,928
Molson Coors Brewing Co.
2.00%, 05/01/17	250	252,903
5.00%, 05/01/42	250	259,715
Pepsi Bottling Group Inc. (The) Series B
7.00%, 03/01/29	785	1,102,796
PepsiCo Inc.
1.25%, 08/13/17	300	300,843
2.50%, 05/10/16	242	246,655
3.00%, 08/25/21[a]	750	776,700
3.60%, 03/01/24 (Call 12/01/23)	500	532,745
4.00%, 03/05/42[a]	228	230,124
5.50%, 01/15/40	250	306,762
7.90%, 11/01/18	367	446,058

		17,709,344

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
BIOTECHNOLOGY — 0.86%
Amgen Inc.
2.13%, 05/15/17	$302	$307,508
2.20%, 05/22/19 (Call 04/22/19)	500	502,887
2.30%, 06/15/16	180	182,748
2.50%, 11/15/16	600	614,732
3.88%, 11/15/21 (Call 08/15/21)	192	205,239
4.10%, 06/15/21 (Call 03/15/21)	762	825,332
5.15%, 11/15/41 (Call 05/15/41)	950	1,088,619
5.38%, 05/15/43 (Call 11/15/42)	250	297,186
5.65%, 06/15/42 (Call 12/15/41)	180	218,628
5.75%, 03/15/40	50	60,668
5.85%, 06/01/17	275	302,177
6.38%, 06/01/37	280	358,236
Celgene Corp.
3.25%, 08/15/22	400	409,242
3.63%, 05/15/24 (Call 02/15/24)	500	520,269
3.95%, 10/15/20	200	215,078
4.63%, 05/15/44 (Call 11/15/43)	200	217,838
Gilead Sciences Inc.
2.35%, 02/01/20	500	508,045
3.05%, 12/01/16	100	103,807
3.70%, 04/01/24 (Call 01/01/24)	700	746,013
4.40%, 12/01/21 (Call 09/01/21)	250	278,592
4.50%, 04/01/21 (Call 01/01/21)	200	223,157
4.50%, 02/01/45 (Call 08/01/44)	750	829,103
5.65%, 12/01/41 (Call 06/01/41)	152	192,705

		9,207,809

Security	Principal (000s)	Value
BUILDING MATERIALS — 0.12%
CRH America Inc.
6.00%, 09/30/16	$819	$878,301
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	352	368,130

		1,246,431
CHEMICALS — 1.79%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	450	449,300
4.13%, 03/15/35 (Call 09/15/34)	45	44,704
5.25%, 01/15/45 (Call 07/15/44)	300	339,947
6.75%, 01/15/19	78	90,461
Air Products & Chemicals Inc.
2.00%, 08/02/16	88	89,446
3.00%, 11/03/21	200	205,812
4.38%, 08/21/19	150	165,007
Airgas Inc.
2.95%, 06/15/16 (Call 05/15/16)	112	114,334
3.65%, 07/15/24 (Call 04/15/24)	300	309,336
Albemarle Corp.
4.50%, 12/15/20 (Call 09/15/20)	200	212,853
Cabot Corp.
3.70%, 07/15/22	50	51,453
CF Industries Inc.
5.38%, 03/15/44	500	564,034
7.13%, 05/01/20	350	420,393
Cytec Industries Inc.
3.50%, 04/01/23 (Call 01/01/23)	212	211,952
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)[a]	650	648,963
4.13%, 11/15/21 (Call 08/15/21)	290	313,372
4.25%, 10/01/34 (Call 04/01/34)	950	963,205

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.38%, 11/15/42 (Call 05/15/42)	$352	$353,173
8.55%, 05/15/19	600	748,001
9.40%, 05/15/39	70	114,878
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	450	464,938
3.80%, 03/15/25 (Call 12/15/24)	500	518,957
5.50%, 11/15/19	180	203,793
Ecolab Inc.
1.45%, 12/08/17	450	448,499
3.00%, 12/08/16	102	105,289
4.35%, 12/08/21	362	397,454
5.50%, 12/08/41	100	120,889
EI du Pont de Nemours & Co.
2.75%, 04/01/16	50	51,157
2.80%, 02/15/23	212	211,804
3.63%, 01/15/21	436	461,312
4.15%, 02/15/43	300	303,798
4.63%, 01/15/20	182	202,694
5.25%, 12/15/16	228	245,120
6.00%, 07/15/18	579	659,199
FMC Corp.
3.95%, 02/01/22 (Call 11/01/21)	100	104,576
Lubrizol Corp.
8.88%, 02/01/19	250	312,248
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	400	429,777
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	1,500	1,645,518
Methanex Corp.
4.25%, 12/01/24 (Call 09/01/24)	300	297,545
Monsanto Co.
2.20%, 07/15/22 (Call 04/15/22)	50	48,329
2.75%, 04/15/16	150	153,085
3.38%, 07/15/24 (Call 04/15/24)[a]	670	694,098

Security	Principal (000s)	Value
4.40%, 07/15/44 (Call 01/15/44)	$450	$485,194
5.88%, 04/15/38	150	185,817
Mosaic Co. (The)
3.75%, 11/15/21 (Call 08/15/21)[a]	210	224,090
5.63%, 11/15/43 (Call 05/15/43)	250	299,941
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	180	188,585
5.63%, 12/01/40	182	227,775
6.50%, 05/15/19	160	188,022
PPG Industries Inc.
1.90%, 01/15/16	100	100,875
3.60%, 11/15/20	100	104,869
5.50%, 11/15/40	202	248,743
Praxair Inc.
1.25%, 11/07/18	130	128,050
2.20%, 08/15/22 (Call 05/15/22)	400	389,935
2.45%, 02/15/22 (Call 11/15/21)	212	211,286
2.65%, 02/05/25 (Call 11/05/24)	170	168,049
3.00%, 09/01/21	100	103,569
4.05%, 03/15/21	52	57,030
Rockwood Specialties Group Inc.
4.63%, 10/15/20 (Call 10/15/15)	500	520,000
RPM International Inc.
3.45%, 11/15/22 (Call 08/15/22)	300	295,931
Sherwin-Williams Co. (The)
4.00%, 12/15/42 (Call 06/15/42)	100	100,932
Sigma-Aldrich Corp.
3.38%, 11/01/20 (Call 08/01/20)	50	51,937
Valspar Corp. (The)
4.20%, 01/15/22 (Call 10/15/21)	200	211,814
4.40%, 02/01/45 (Call 08/01/44)	200	200,200

		19,183,347

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.40%
Board of Trustees of The Leland Stanford Junior University (The)
4.75%, 05/01/19	$159	$177,719
Emory University
5.63%, 09/01/19	40	46,390
Equifax Inc.
3.30%, 12/15/22 (Call 09/15/22)	200	200,623
6.30%, 07/01/17	100	110,347
Massachusetts Institute of Technology
4.68%, 07/01/14	200	230,778
5.60%, 07/01/11	205	282,223
MasterCard Inc.
3.38%, 04/01/24	250	262,419
Moody’s Corp.
2.75%, 07/15/19 (Call 06/15/19)	200	202,806
4.88%, 02/15/24 (Call 11/15/23)	250	275,552
5.50%, 09/01/20	100	114,202
Princeton University Series A
4.95%, 03/01/19	250	280,224
Synchrony Financial
1.88%, 08/15/17 (Call 07/15/17)	200	200,101
3.00%, 08/15/19 (Call 07/15/19)	300	304,264
4.25%, 08/15/24 (Call 05/15/24)	400	419,492
Vanderbilt University (The)
5.25%, 04/01/19	125	141,620
Verisk Analytics Inc.
4.13%, 09/12/22	350	366,660
Western Union Co. (The)
3.65%, 08/22/18	250	259,499
5.25%, 04/01/20[a]	160	174,872
5.93%, 10/01/16	230	245,680

		4,295,471

Security	Principal (000s)	Value
COMPUTERS — 1.51%
Apple Inc.
0.45%, 05/03/16	$500	$499,105
1.00%, 05/03/18	200	198,256
1.55%, 02/07/20	200	197,989
2.10%, 05/06/19	1,700	1,730,510
2.40%, 05/03/23	700	692,645
2.50%, 02/09/25	175	172,071
3.45%, 05/06/24	600	638,220
3.45%, 02/09/45	720	679,639
3.85%, 05/04/43	500	503,967
4.45%, 05/06/44	300	333,422
Computer Sciences Corp.
6.50%, 03/15/18	240	264,578
EMC Corp./MA
1.88%, 06/01/18	912	916,978
3.38%, 06/01/23 (Call 03/01/23)	250	252,483
Hewlett-Packard Co.
2.60%, 09/15/17	350	359,084
2.65%, 06/01/16	352	358,295
2.75%, 01/14/19	800	811,648
3.00%, 09/15/16	500	513,655
4.30%, 06/01/21[a]	262	281,212
4.38%, 09/15/21[a]	150	161,666
4.65%, 12/09/21[a]	450	492,188
6.00%, 09/15/41	252	285,832
International Business Machines Corp.
1.25%, 02/06/17	500	503,789
1.95%, 07/22/16	600	609,919
2.90%, 11/01/21[a]	500	518,320
4.00%, 06/20/42	615	615,620
5.60%, 11/30/39	342	415,603
5.70%, 09/14/17	1,384	1,544,514
7.63%, 10/15/18	570	688,108
NetApp Inc.
2.00%, 12/15/17	330	331,306
Seagate HDD Cayman
4.75%, 06/01/23	500	531,413
5.75%, 12/01/34 (Call 06/01/34)[d]	60	65,959

		16,167,994

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 0.31%
Colgate-Palmolive Co.
1.30%, 01/15/17	$300	$301,423
2.95%, 11/01/20	250	260,970
3.25%, 03/15/24[a]	500	525,904
Estee Lauder Companies Inc. (The)
2.35%, 08/15/22	100	97,962
Procter & Gamble Co. (The)
1.45%, 08/15/16	140	141,450
1.90%, 11/01/19[a]	410	413,593
2.30%, 02/06/22	452	451,623
4.70%, 02/15/19	450	503,193
5.55%, 03/05/37	428	570,294

		3,266,412
DISTRIBUTION & WHOLESALE — 0.06%
Arrow Electronics Inc.
4.50%, 03/01/23 (Call 12/01/22)	250	261,954
Ingram Micro Inc.
4.95%, 12/15/24 (Call 09/15/24)	200	205,305
5.25%, 09/01/17	200	214,996

		682,255
DIVERSIFIED FINANCIAL SERVICES — 4.06%
Affiliated Managers Group Inc.
3.50%, 08/01/25	250	249,502
Air Lease Corp.
3.75%, 02/01/22 (Call 12/01/21)	250	249,213
3.88%, 04/01/21 (Call 03/01/21)	375	385,133
Alterra Finance LLC
6.25%, 09/30/20	100	117,122
American Express Co.
1.55%, 05/22/18	302	301,229
2.65%, 12/02/22	212	211,362
3.63%, 12/05/24 (Call 11/04/24)[a]	250	255,990
4.05%, 12/03/42	275	278,963
6.80%, 09/01/66 (Call 09/01/16)[e]	128	134,720
7.00%, 03/19/18	856	989,688

Security	Principal (000s)	Value
American Express Credit Corp.
1.13%, 06/05/17	$900	$898,428
1.30%, 07/29/16	500	502,072
1.55%, 09/22/17	145	145,714
2.80%, 09/19/16	1,050	1,079,432
Ameriprise Financial Inc.
3.70%, 10/15/24	200	209,860
4.00%, 10/15/23	750	803,467
Associates Corp. of North America
6.95%, 11/01/18	505	589,009
Bear Stearns Companies Inc. (The)
5.55%, 01/22/17	550	590,276
7.25%, 02/01/18	475	547,766
Capital One Bank USA N.A.
2.30%, 06/05/19 (Call 05/05/19)[a]	500	499,923
8.80%, 07/15/19	850	1,062,288
Charles Schwab Corp. (The)
3.23%, 09/01/22	205	210,815
CME Group Inc./IL
3.00%, 09/15/22	112	115,646
5.30%, 09/15/43 (Call 03/15/43)	250	306,242
Countrywide Financial Corp.
6.25%, 05/15/16	235	248,270
Credit Suisse USA Inc.
5.38%, 03/02/16	179	187,157
7.13%, 07/15/32	150	212,667
Discover Financial Services
3.95%, 11/06/24 (Call 08/06/24)	200	203,901
5.20%, 04/27/22	160	176,833
Ford Motor Credit Co. LLC
2.38%, 01/16/18	500	508,278
2.50%, 01/15/16	300	303,942
3.00%, 06/12/17	1,000	1,031,594
3.66%, 09/08/24	200	206,517
4.25%, 02/03/17	600	631,689
5.00%, 05/15/18	1,400	1,527,853
5.75%, 02/01/21[a]	1,500	1,742,919
8.00%, 12/15/16	300	334,547
Franklin Resources Inc.
2.80%, 09/15/22	62	62,619

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
General Electric Capital Corp.
1.00%, 01/08/16	$1,150	$1,155,812
1.63%, 04/02/18[a]	900	906,055
2.20%, 01/09/20 (Call 12/09/19)	500	504,444
2.95%, 05/09/16	2,175	2,231,429
3.45%, 05/15/24 (Call 02/13/24)	1,500	1,578,778
4.63%, 01/07/21	225	252,771
4.65%, 10/17/21	175	198,374
5.00%, 01/08/16	185	192,119
5.30%, 02/11/21	470	540,764
5.40%, 02/15/17	270	292,930
5.63%, 09/15/17	900	998,730
5.63%, 05/01/18	275	309,208
5.88%, 01/14/38	2,600	3,375,188
6.00%, 08/07/19	795	930,963
6.38%, 11/15/67 (Call 11/15/17)[e]	400	434,000
6.88%, 01/10/39	850	1,227,836
Series A
6.75%, 03/15/32	467	644,843
Goldman Sachs Capital I
6.35%, 02/15/34	945	1,146,178
HSBC Finance Corp.
5.50%, 01/19/16	750	779,317
6.68%, 01/15/21	364	435,456
International Lease Finance Corp.
6.75%, 09/01/16[a],d	500	531,250
Invesco Finance PLC
4.00%, 01/30/24	450	480,492
Jefferies Group LLC
5.13%, 04/13/18	450	474,783
6.45%, 06/08/27	125	134,290
6.50%, 01/20/43	175	177,393
8.50%, 07/15/19	200	238,826
Lazard Group LLC
6.85%, 06/15/17	300	332,715
Legg Mason Inc.
5.63%, 01/15/44	250	293,223
Murray Street Investment Trust I
4.65%, 03/09/17[b]	1,150	1,220,556

Security	Principal (000s)	Value
NASDAQ OMX Group Inc. (The)
5.25%, 01/16/18	$83	$90,738
5.55%, 01/15/20	250	277,447
National Rural Utilities Cooperative Finance Corp.
2.30%, 11/15/19 (Call 10/15/19)	100	100,650
3.05%, 02/15/22 (Call 11/15/21)	80	82,040
10.38%, 11/01/18	300	389,190
Series C
8.00%, 03/01/32	325	489,814
Nomura Holdings Inc.
2.00%, 09/13/16	390	392,924
2.75%, 03/19/19	400	407,329
6.70%, 03/04/20	250	297,794
NYSE Euronext
2.00%, 10/05/17	500	506,932
Raymond James Financial Inc.
4.25%, 04/15/16	50	51,664
TD Ameritrade Holding Corp.
5.60%, 12/01/19	250	285,778

		43,503,669
ELECTRIC — 5.65%
Alabama Power Co.
3.38%, 10/01/20	175	184,767
4.10%, 01/15/42	400	431,101
4.15%, 08/15/44 (Call 02/15/44)	400	436,044
6.00%, 03/01/39	225	304,932
Series 1
5.65%, 03/15/35 (Call 03/15/15)	250	250,000
Ameren Illinois Co.
3.25%, 03/01/25 (Call 12/01/24)	200	206,240
4.30%, 07/01/44 (Call 01/01/44)	250	281,534
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	450	452,100

120	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	$250	$270,844
7.00%, 04/01/38	400	572,526
Arizona Public Service Co.
2.20%, 01/15/20 (Call 12/15/19)	200	200,418
4.50%, 04/01/42 (Call 10/01/41)	350	391,162
Berkshire Hathaway Energy Co.
2.00%, 11/15/18 (Call 10/15/18)	250	252,435
4.50%, 02/01/45 (Call 08/01/44)	500	552,752
5.15%, 11/15/43 (Call 05/15/43)	250	302,010
5.75%, 04/01/18	250	280,836
6.13%, 04/01/36	388	513,751
6.50%, 09/15/37	550	758,670
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/44 (Call 10/01/43)	500	575,637
Cleveland Electric Illuminating Co. (The)
Series D
7.88%, 11/01/17	250	289,850
Commonwealth Edison Co.
1.95%, 09/01/16 (Call 08/01/16)	100	101,300
3.10%, 11/01/24 (Call 08/01/24)	300	308,333
3.40%, 09/01/21 (Call 06/01/21)	200	211,743
3.70%, 03/01/45	200	203,850
5.80%, 03/15/18	165	186,631
6.45%, 01/15/38	500	698,993
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	150	148,905

Security	Principal (000s)	Value
Consolidated Edison Co. of New York Inc.
3.30%, 12/01/24 (Call 09/01/24)	$400	$418,178
3.95%, 03/01/43 (Call 09/01/42)	300	312,154
4.63%, 12/01/54 (Call 06/01/54)	400	448,097
5.50%, 12/01/39	130	162,974
6.30%, 08/15/37	298	407,455
6.65%, 04/01/19	200	236,620
Consumers Energy Co.
3.13%, 08/31/24 (Call 05/31/24)	200	206,538
3.38%, 08/15/23 (Call 05/15/23)[a]	125	131,618
4.35%, 08/31/64 (Call 02/28/64)	250	271,959
6.70%, 09/15/19	600	716,640
Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	750	789,109
Dominion Gas Holdings LLC
4.80%, 11/01/43 (Call 05/01/43)	200	222,761
Dominion Resources Inc./VA
1.25%, 03/15/17	500	501,272
2.50%, 12/01/19 (Call 11/01/19)	500	505,450
4.45%, 03/15/21	225	247,413
4.70%, 12/01/44 (Call 06/01/44)	150	167,619
7.00%, 06/15/38	100	140,517
Series B
2.75%, 09/15/22 (Call 06/15/22)[a]	260	258,194
Series C
4.90%, 08/01/41 (Call 02/01/41)	250	285,490
DTE Electric Co.
5.70%, 10/01/37	400	525,855

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
DTE Energy Co.
2.40%, 12/01/19 (Call 11/01/19)	$545	$550,924
3.85%, 12/01/23 (Call 09/01/23)	100	106,699
Duke Energy Carolinas LLC
3.90%, 06/15/21 (Call 03/15/21)	450	485,536
4.25%, 12/15/41 (Call 06/15/41)	360	398,003
6.05%, 04/15/38	182	248,635
Duke Energy Corp.
1.63%, 08/15/17	750	759,451
2.15%, 11/15/16	330	337,511
3.05%, 08/15/22 (Call 05/15/22)	300	305,202
3.55%, 09/15/21 (Call 06/15/21)	200	210,324
3.75%, 04/15/24 (Call 01/15/24)[a]	775	826,023
Duke Energy Florida Inc.
3.85%, 11/15/42 (Call 05/15/42)	650	678,749
5.65%, 04/01/40[a]	100	131,813
6.40%, 06/15/38	97	136,806
Duke Energy Indiana Inc.
6.35%, 08/15/38	200	282,880
Duke Energy Progress Inc.
4.15%, 12/01/44 (Call 06/01/44)	505	555,572
5.30%, 01/15/19	200	224,400
Edison International
3.75%, 09/15/17[a]	200	211,923
Entergy Arkansas Inc.
3.75%, 02/15/21 (Call 11/15/20)	300	317,640
Entergy Louisiana LLC
4.95%, 01/15/45 (Call 01/15/25)	150	154,080
Entergy Texas Inc.
7.13%, 02/01/19	600	710,040
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	270	272,603

Security	Principal (000s)	Value
5.20%, 10/01/19	$200	$222,280
5.60%, 06/15/42 (Call 12/15/41)	355	404,927
6.25%, 10/01/39	350	424,864
FirstEnergy Solutions Corp.
6.05%, 08/15/21[a]	350	387,240
6.80%, 08/15/39	352	378,694
Florida Power & Light Co.
4.05%, 10/01/44 (Call 04/01/44)	500	545,710
5.25%, 02/01/41 (Call 08/01/40)	250	317,175
5.95%, 02/01/38	350	474,685
5.96%, 04/01/39	235	319,482
Georgia Power Co.
4.30%, 03/15/42	245	267,612
5.40%, 06/01/40	150	187,503
Great Plains Energy Inc.
4.85%, 06/01/21 (Call 03/01/21)	50	55,178
Hydro-Quebec
1.38%, 06/19/17	600	605,109
2.00%, 06/30/16	180	183,229
8.05%, 07/07/24	435	617,162
Iberdrola International BV
6.75%, 07/15/36	200	264,880
Indiana Michigan Power Co.
7.00%, 03/15/19[a]	200	236,980
Integrys Energy Group Inc.
4.17%, 11/01/20	100	107,599
Interstate Power & Light Co.
6.25%, 07/15/39	100	137,847
ITC Holdings Corp.
5.30%, 07/01/43 (Call 01/01/43)	250	295,164
Kansas City Power & Light Co.
5.30%, 10/01/41 (Call 04/01/41)	200	240,992
Kentucky Utilities Co.
5.13%, 11/01/40 (Call 05/01/40)	110	136,290
LG&E and KU Energy LLC
4.38%, 10/01/21 (Call 07/01/21)	150	162,235

122	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Nevada Power Co.
6.65%, 04/01/36	$250	$348,475
7.13%, 03/15/19	314	375,414
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	300	302,233
4.50%, 06/01/21 (Call 03/01/21)[a]	475	523,347
6.00%, 03/01/19	150	171,194
Nisource Finance Corp.
4.45%, 12/01/21 (Call 09/01/21)	400	439,629
5.65%, 02/01/45 (Call 08/01/44)	250	316,182
5.80%, 02/01/42 (Call 08/01/41)	350	442,545
6.40%, 03/15/18	290	329,263
Northern States Power Co./MN
4.13%, 05/15/44 (Call 11/15/43)	600	648,884
NSTAR Electric Co.
2.38%, 10/15/22 (Call 07/15/22)	250	245,229
5.50%, 03/15/40	125	160,474
Oglethorpe Power Corp.
5.25%, 09/01/50	200	234,689
5.38%, 11/01/40[a]	95	112,533
Ohio Power Co. Series M
5.38%, 10/01/21	185	217,042
Oklahoma Gas & Electric Co.
4.55%, 03/15/44 (Call 09/15/43)	100	114,065
5.25%, 05/15/41 (Call 11/15/40)	155	191,264
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (Call 05/01/19)	300	300,311
6.80%, 09/01/18	150	174,720
7.00%, 09/01/22	170	215,983
7.50%, 09/01/38	380	576,498

Security	Principal (000s)	Value
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	$500	$489,187
3.40%, 08/15/24 (Call 05/15/24)	140	144,672
3.75%, 02/15/24 (Call 11/15/23)[a]	325	344,762
4.75%, 02/15/44 (Call 08/15/43)	250	287,572
5.40%, 01/15/40	255	312,122
6.05%, 03/01/34	600	785,982
6.25%, 03/01/39	550	740,465
PacifiCorp
2.95%, 02/01/22 (Call 11/01/21)	578	591,990
3.60%, 04/01/24 (Call 01/01/24)	500	532,204
3.85%, 06/15/21 (Call 03/15/21)	260	282,542
6.00%, 01/15/39	250	338,506
Portland General Electric Co.
6.10%, 04/15/19	200	230,968
Potomac Electric Power Co.
3.60%, 03/15/24 (Call 12/15/23)	200	212,987
PPL Capital Funding Inc.
4.20%, 06/15/22 (Call 03/15/22)	500	541,678
5.00%, 03/15/44 (Call 09/15/43)	250	294,993
PPL Electric Utilities Corp.
3.00%, 09/15/21 (Call 06/15/21)	150	154,928
5.20%, 07/15/41 (Call 01/15/41)	275	346,302
Progress Energy Inc.
4.40%, 01/15/21 (Call 10/15/20)	100	109,888
7.75%, 03/01/31	225	320,882
PSEG Power LLC
4.15%, 09/15/21 (Call 06/15/21)	100	106,056

SCHEDULES OF INVESTMENTS	123

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	$500	$487,316
4.75%, 08/15/41 (Call 02/15/41)	50	58,954
Public Service Co. of New Hampshire
3.50%, 11/01/23 (Call 08/01/23)	700	739,045
Public Service Co. of Oklahoma
4.40%, 02/01/21	200	220,140
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	1,150	1,120,729
5.50%, 03/01/40	110	139,733
Series D
5.70%, 12/01/36	250	326,750
Puget Sound Energy Inc.
5.76%, 10/01/39	400	530,226
5.76%, 07/15/40	250	331,300
San Diego Gas & Electric Co.
3.00%, 08/15/21	200	207,460
3.95%, 11/15/41	300	320,926
6.00%, 06/01/39	50	68,170
SCANA Corp.
4.13%, 02/01/22 (Call 11/01/21)	200	209,402
4.75%, 05/15/21 (Call 02/15/21)	400	432,166
South Carolina Electric & Gas Co.
4.60%, 06/15/43 (Call 12/15/42)	400	447,695
6.05%, 01/15/38	125	165,564
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	450	493,380
4.65%, 10/01/43 (Call 04/01/43)	600	705,589
5.50%, 08/15/18	300	338,790
5.50%, 03/15/40	350	452,703
5.75%, 04/01/35	260	339,716
6.00%, 01/15/34	62	81,507

Security	Principal (000s)	Value
Southern Co. (The)
1.95%, 09/01/16	$325	$330,301
Southern Power Co.
5.15%, 09/15/41	100	117,903
Southwestern Electric Power Co.
3.55%, 02/15/22 (Call 11/15/21)[a]	400	416,913
Tampa Electric Co.
2.60%, 09/15/22 (Call 06/15/22)	500	486,494
TECO Finance Inc.
6.57%, 11/01/17	135	151,942
TransAlta Corp.
1.90%, 06/03/17	500	490,186
Tucson Electric Power Co.
5.15%, 11/15/21 (Call 08/15/21)	125	141,028
UIL Holdings Corp.
4.63%, 10/01/20	100	106,160
Union Electric Co.
3.50%, 04/15/24 (Call 01/15/24)	100	105,684
6.70%, 02/01/19	460	541,236
Virginia Electric and Power Co.
2.95%, 01/15/22 (Call 10/15/21)	200	204,810
4.45%, 02/15/44 (Call 08/15/43)	565	644,190
5.40%, 04/30/18	211	234,934
8.88%, 11/15/38	205	350,519
Series A
6.00%, 05/15/37	175	234,177
Westar Energy Inc.
4.10%, 04/01/43 (Call 10/01/42)	250	265,237
4.13%, 03/01/42 (Call 09/01/41)	50	53,188
Wisconsin Electric Power Co.
2.95%, 09/15/21 (Call 06/15/21)	200	206,360
4.25%, 12/15/19	450	492,210
Wisconsin Power & Light Co.
4.10%, 10/15/44 (Call 04/15/44)[a]	400	428,837

124	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Wisconsin Public Service Corp.
4.75%, 11/01/44 (Call 05/01/44)	$400	$479,214
Xcel Energy Inc.
4.70%, 05/15/20 (Call 11/15/19)	600	662,905
6.50%, 07/01/36[a]	275	377,222

		60,548,499
ELECTRICAL COMPONENTS & EQUIPMENT — 0.11%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	500	497,932
4.25%, 11/15/20[a]	250	274,465
5.00%, 04/15/19	175	195,644
Energizer Holdings Inc.
4.70%, 05/24/22	250	259,718

		1,227,759
ELECTRONICS — 0.55%
Agilent Technologies Inc.
5.00%, 07/15/20	452	492,929
Amphenol Corp.
4.00%, 02/01/22 (Call 11/01/21)	300	316,097
Arrow Electronics Inc.
4.00%, 04/01/25 (Call 01/01/25)	75	75,103
Avnet Inc.
4.88%, 12/01/22	152	161,268
Honeywell International Inc.
4.25%, 03/01/21	712	796,866
5.00%, 02/15/19	130	146,217
5.30%, 03/01/18	132	147,191
5.70%, 03/15/37	280	361,708
Jabil Circuit Inc.
4.70%, 09/15/22[a]	312	319,898
Keysight Technologies Inc.
4.55%, 10/30/24 (Call 07/30/24)[d]	200	202,241
Koninklijke Philips NV
3.75%, 03/15/22	200	212,021
5.00%, 03/15/42	250	282,855
5.75%, 03/11/18	312	347,166

Security	Principal (000s)	Value
PerkinElmer Inc.
5.00%, 11/15/21 (Call 08/15/21)	$50	$54,229
Thermo Fisher Scientific Inc.
2.25%, 08/15/16	90	91,460
3.20%, 03/01/16	312	319,054
4.15%, 02/01/24 (Call 11/01/23)	700	749,829
4.50%, 03/01/21	600	658,629
5.30%, 02/01/44 (Call 08/01/43)	100	118,267

		5,853,028
ENGINEERING & CONSTRUCTION — 0.11%
ABB Finance USA Inc.
1.63%, 05/08/17	40	40,276
2.88%, 05/08/22	900	918,899
Fluor Corp.
3.38%, 09/15/21	250	259,539

		1,218,714
ENTERTAINMENT — 0.01%
International Game Technology
7.50%, 06/15/19	125	133,594

		133,594
ENVIRONMENTAL CONTROL — 0.15%
Republic Services Inc.
3.80%, 05/15/18	150	158,957
4.75%, 05/15/23 (Call 02/15/23)	650	726,412
5.25%, 11/15/21	102	116,149
6.20%, 03/01/40	192	251,312
Waste Management Inc.
2.60%, 09/01/16	100	102,296
3.13%, 03/01/25 (Call 12/01/24)	60	60,464
4.10%, 03/01/45	90	92,123
6.10%, 03/15/18	82	92,508

		1,600,221
FOOD — 1.41%
Campbell Soup Co.
3.05%, 07/15/17	500	516,174

SCHEDULES OF INVESTMENTS	125

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)[a]	$720	$709,935
3.25%, 09/15/22	500	490,053
4.95%, 08/15/20	100	109,199
6.63%, 08/15/39	100	123,705
7.00%, 04/15/19	28	32,484
Delhaize Group SA
6.50%, 06/15/17	300	331,445
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	700	718,608
5.65%, 02/15/19	437	492,508
Hershey Co. (The)
1.50%, 11/01/16	112	113,103
4.13%, 12/01/20	100	109,471
Ingredion Inc.
4.63%, 11/01/20	150	161,365
Kellogg Co.
1.75%, 05/17/17	200	201,721
1.88%, 11/17/16	160	162,086
4.00%, 12/15/20	330	354,236
Series B
7.45%, 04/01/31	222	292,032
Kraft Foods Group Inc.
2.25%, 06/05/17	770	783,589
3.50%, 06/06/22	600	617,336
5.00%, 06/04/42	400	431,624
6.88%, 01/26/39	232	294,416
Kroger Co. (The)
2.20%, 01/15/17	350	356,437
2.95%, 11/01/21 (Call 10/01/21)	500	504,364
3.40%, 04/15/22 (Call 01/15/22)	350	361,209
5.40%, 07/15/40 (Call 01/15/40)	430	505,919
7.50%, 04/01/31	225	309,768
McCormick & Co. Inc./MD
3.90%, 07/15/21 (Call 04/15/21)	30	32,631
Mondelez International Inc.
4.13%, 02/09/16	292	300,774
5.38%, 02/10/20	500	572,589

Security	Principal (000s)	Value
6.13%, 02/01/18	$172	$193,558
6.13%, 08/23/18	200	227,934
6.50%, 02/09/40	800	1,111,604
Sysco Corp.
2.35%, 10/02/19 (Call 09/02/19)	250	253,494
4.35%, 10/02/34 (Call 04/02/34)	250	261,813
4.50%, 10/02/44 (Call 04/02/44)	500	534,347
6.63%, 03/17/39	100	141,404
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	692	759,586
4.88%, 08/15/34 (Call 02/15/34)	330	369,813
Unilever Capital Corp.
2.75%, 02/10/16[a]	350	357,377
4.25%, 02/10/21	600	669,082
5.90%, 11/15/32	167	231,912

		15,100,705
FOREST PRODUCTS & PAPER — 0.30%
Celulosa Arauco y Constitucion SA
4.50%, 08/01/24 (Call 05/01/24)	200	205,250
4.75%, 01/11/22 (Call 10/11/21)	112	117,734
7.25%, 07/29/19[a]	100	117,018
Domtar Corp.
4.40%, 04/01/22 (Call 01/01/22)	152	157,881
6.25%, 09/01/42	160	175,856
Georgia-Pacific LLC
7.75%, 11/15/29	250	349,904
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)	500	509,537
4.75%, 02/15/22 (Call 11/15/21)	150	165,621
4.80%, 06/15/44 (Call 12/15/43)	300	313,253
6.00%, 11/15/41 (Call 05/15/41)	50	59,194

126	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
7.50%, 08/15/21	$450	$564,918
7.95%, 06/15/18	179	210,841
Plum Creek Timberlands LP
3.25%, 03/15/23 (Call 12/15/22)	250	248,720

		3,195,727
GAS — 0.45%
AGL Capital Corp.
3.50%, 09/15/21 (Call 06/15/21)	200	210,697
5.25%, 08/15/19	200	224,364
5.88%, 03/15/41 (Call 09/15/40)	200	259,894
Atmos Energy Corp.
4.15%, 01/15/43 (Call 07/15/42)	202	217,786
5.50%, 06/15/41 (Call 12/15/40)	100	126,944
8.50%, 03/15/19	132	163,658
Dominion Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	500	505,950
KeySpan Corp.
5.80%, 04/01/35	200	246,496
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	250	251,969
4.90%, 12/01/21 (Call 09/01/21)	120	129,881
National Grid PLC
6.30%, 08/01/16	400	432,000
ONE Gas Inc.
2.07%, 02/01/19 (Call 01/01/19)	500	502,138
Piedmont Natural Gas Co. Inc.
4.10%, 09/18/34 (Call 03/18/34)	200	213,884
Sempra Energy
2.30%, 04/01/17	226	230,989
6.00%, 10/15/39	530	683,859
9.80%, 02/15/19	40	51,449
Southern California Gas Co.
4.45%, 03/15/44 (Call 09/15/43)	150	174,285

Security	Principal (000s)	Value
Southwest Gas Corp.
3.88%, 04/01/22 (Call 01/01/22)	$200	$214,538

		4,840,781
HAND & MACHINE TOOLS — 0.09%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	302	303,900
Stanley Black & Decker Inc.
2.90%, 11/01/22	250	251,657
3.40%, 12/01/21 (Call 09/01/21)	372	388,022

		943,579
HEALTH CARE — PRODUCTS — 1.34%
Baxter International Inc.
1.85%, 01/15/17	100	101,379
3.20%, 06/15/23 (Call 03/15/23)	1,028	1,035,043
4.50%, 06/15/43 (Call 12/15/42)	200	213,404
5.38%, 06/01/18	350	389,536
Becton Dickinson and Co.
2.68%, 12/15/19	1,000	1,020,377
3.25%, 11/12/20	400	415,318
4.69%, 12/15/44 (Call 06/15/44)	430	470,803
Boston Scientific Corp.
6.00%, 01/15/20	800	917,627
CareFusion Corp.
3.88%, 05/15/24 (Call 02/15/24)[a]	80	83,207
4.88%, 05/15/44 (Call 11/15/43)	200	217,328
6.38%, 08/01/19	250	290,223
Covidien International Finance SA
6.00%, 10/15/17	550	611,090
6.55%, 10/15/37	170	240,724
CR Bard Inc.
1.38%, 01/15/18	300	297,682
2.88%, 01/15/16	100	101,834
Life Technologies Corp.
5.00%, 01/15/21 (Call 10/15/20)	150	165,631
6.00%, 03/01/20	252	289,969

SCHEDULES OF INVESTMENTS	127

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Medtronic Inc.
1.38%, 04/01/18	$550	$548,241
2.50%, 03/15/20[d]	800	814,315
3.50%, 03/15/25[d]	1,500	1,564,204
4.38%, 03/15/35[d]	800	870,759
4.45%, 03/15/20	300	332,424
4.63%, 03/15/44 (Call 09/15/43)	300	337,599
4.63%, 03/15/45[d]	800	903,087
5.55%, 03/15/40	140	173,519
5.60%, 03/15/19	250	283,985
St. Jude Medical Inc.
2.50%, 01/15/16	100	101,582
4.75%, 04/15/43 (Call 10/15/42)	352	386,904
Stryker Corp.
1.30%, 04/01/18	112	110,921
2.00%, 09/30/16	300	305,056
4.38%, 05/15/44 (Call 11/15/43)	250	261,801
Zimmer Holdings Inc.
3.38%, 11/30/21 (Call 08/30/21)	500	515,356

		14,370,928
HEALTH CARE — SERVICES — 1.12%
Aetna Inc.
1.75%, 05/15/17 (Call 04/15/17)	64	64,771
2.75%, 11/15/22 (Call 08/15/22)	450	451,419
3.95%, 09/01/20	100	107,388
4.13%, 06/01/21 (Call 03/01/21)	130	140,469
4.13%, 11/15/42 (Call 05/15/42)	450	472,791
6.63%, 06/15/36	142	193,235
Anthem Inc.
1.88%, 01/15/18	522	524,527
3.50%, 08/15/24 (Call 05/15/24)[a]	600	616,533
3.70%, 08/15/21 (Call 05/15/21)	282	296,803
4.35%, 08/15/20	200	218,505

Security	Principal (000s)	Value
4.63%, 05/15/42	$500	$536,469
4.65%, 08/15/44 (Call 02/15/44)	250	273,463
6.38%, 06/15/37	330	429,577
Cigna Corp.
4.38%, 12/15/20 (Call 09/15/20)[a]	150	162,574
4.50%, 03/15/21 (Call 12/15/20)	712	775,347
5.13%, 06/15/20	337	380,493
5.38%, 02/15/42 (Call 08/15/41)	180	222,078
Coventry Health Care Inc.
5.45%, 06/15/21 (Call 03/15/21)	150	172,630
Humana Inc.
3.15%, 12/01/22 (Call 09/01/22)	212	212,661
4.95%, 10/01/44 (Call 04/01/44)	200	218,163
7.20%, 06/15/18[a]	252	293,050
Laboratory Corp. of America Holdings
3.13%, 05/15/16	105	107,407
3.60%, 02/01/25 (Call 11/01/24)	925	934,583
3.75%, 08/23/22 (Call 05/23/22)	250	258,767
Quest Diagnostics Inc.
2.70%, 04/01/19	200	201,901
4.70%, 04/01/21	200	217,570
6.95%, 07/01/37	250	315,368
UnitedHealth Group Inc.
2.75%, 02/15/23 (Call 11/15/22)	600	606,130
2.88%, 03/15/23	500	509,805
4.25%, 03/15/43 (Call 09/15/42)	500	545,553
4.63%, 11/15/41 (Call 05/15/41)	200	226,730
4.70%, 02/15/21 (Call 11/15/20)	350	393,612
5.38%, 03/15/16	250	262,335
5.80%, 03/15/36	99	127,273

128	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.00%, 02/15/18	$98	$111,002
6.88%, 02/15/38	250	359,038

		11,940,020
HOLDING COMPANIES — DIVERSIFIED — 0.08%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	250	250,207
FS Investment Corp.
4.25%, 01/15/20 (Call 12/15/19)	200	201,243
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	250	254,749
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/20/25)	200	198,247

		904,446
HOME BUILDERS — 0.02%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	200	206,101

		206,101
HOME FURNISHINGS — 0.08%
Leggett & Platt Inc.
3.80%, 11/15/24 (Call 08/15/24)	100	102,534
Whirlpool Corp.
3.70%, 05/01/25	600	617,794
4.00%, 03/01/24	50	52,694
4.85%, 06/15/21[a]	105	116,985

		890,007
HOUSEHOLD PRODUCTS & WARES — 0.19%
Avery Dennison Corp.
3.35%, 04/15/23 (Call 01/15/23)	202	200,533
Clorox Co. (The)
3.80%, 11/15/21	450	484,350
Kimberly-Clark Corp.
1.90%, 05/22/19	190	191,126
2.40%, 06/01/23	128	126,549
2.65%, 03/01/25	45	45,106
5.30%, 03/01/41	250	314,312

Security	Principal (000s)	Value
6.13%, 08/01/17	$200	$223,781
6.63%, 08/01/37	150	215,175
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)	200	214,500

		2,015,432
HOUSEWARES — 0.04%
Newell Rubbermaid Inc.
4.00%, 06/15/22 (Call 03/15/22)	112	116,867
4.00%, 12/01/24 (Call 09/01/24)	250	262,023

		378,890
INSURANCE — 2.98%
ACE INA Holdings Inc.
3.35%, 05/15/24	700	726,822
5.90%, 06/15/19	200	230,088
Aflac Inc.
3.63%, 11/15/24[a]	500	521,711
6.45%, 08/15/40	150	198,374
8.50%, 05/15/19[a]	450	566,282
Alleghany Corp.
4.95%, 06/27/22[a]	150	166,770
5.63%, 09/15/20	100	113,010
Allstate Corp. (The)
4.50%, 06/15/43	200	225,493
5.55%, 05/09/35	454	573,163
7.45%, 05/16/19	112	134,886
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	500	505,033
3.88%, 01/15/35 (Call 07/15/34)	700	705,823
4.50%, 07/16/44 (Call 01/16/44)	100	106,842
4.88%, 06/01/22	500	569,282
5.45%, 05/18/17	500	544,516
5.85%, 01/16/18	186	208,673
6.25%, 03/15/87	400	444,000
6.40%, 12/15/20	322	391,723
8.18%, 05/15/68 (Call 05/15/38)[e]	450	623,250

SCHEDULES OF INVESTMENTS	129

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Aon Corp.
5.00%, 09/30/20	$130	$146,081
6.25%, 09/30/40	345	451,089
Aon PLC
3.50%, 06/14/24 (Call 03/14/24)	200	204,628
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	150	172,267
Aspen Insurance Holdings Ltd.
6.00%, 12/15/20	100	114,663
Assurant Inc.
2.50%, 03/15/18	300	304,210
AXA SA
8.60%, 12/15/30	350	490,000
Axis Specialty Finance LLC
5.88%, 06/01/20	250	285,264
Berkshire Hathaway Finance Corp.
4.40%, 05/15/42	400	444,546
5.40%, 05/15/18[a]	1,290	1,456,749
5.75%, 01/15/40	130	170,708
Berkshire Hathaway Inc.
1.55%, 02/09/18	350	353,006
1.90%, 01/31/17[a]	380	387,752
3.75%, 08/15/21	200	217,258
4.50%, 02/11/43[a]	128	145,408
Chubb Corp. (The)
5.75%, 05/15/18	175	197,593
6.50%, 05/15/38	350	493,913
CNA Financial Corp.
3.95%, 05/15/24	500	516,272
5.88%, 08/15/20	82	93,987
Fidelity National Financial Inc.
5.50%, 09/01/22	250	271,512
First American Financial Corp.
4.60%, 11/15/24	100	102,730
Hanover Insurance Group Inc. (The)
6.38%, 06/15/21	200	233,746
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	700	803,287
6.63%, 03/30/40	192	261,418
Infinity Property & Casualty Corp.
5.00%, 09/19/22	250	269,475

Security	Principal (000s)	Value
Lincoln National Corp.
4.20%, 03/15/22	$262	$280,046
4.85%, 06/24/21	50	55,575
7.00%, 06/15/40	230	320,960
8.75%, 07/01/19	255	319,413
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	350	337,461
Manulife Financial Corp.
4.90%, 09/17/20[a]	250	274,714
Markel Corp.
5.35%, 06/01/21	300	338,003
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	155	155,955
3.50%, 03/10/25 (Call 12/10/24)[a]	400	409,912
4.80%, 07/15/21 (Call 04/15/21)	200	225,073
MetLife Inc.
3.05%, 12/15/22	240	245,108
4.72%, 12/15/44[a]	500	568,832
4.75%, 02/08/21	350	394,759
5.88%, 02/06/41	200	259,648
6.40%, 12/15/66 (Call 12/15/31)	365	427,050
6.75%, 06/01/16	50	53,559
7.72%, 02/15/19	425	516,530
Series D
4.37%, 09/15/23	1,200	1,331,626
Principal Financial Group Inc.
1.85%, 11/15/17	112	112,431
3.13%, 05/15/23	202	200,865
3.30%, 09/15/22	102	102,998
6.05%, 10/15/36	132	165,517
Progressive Corp. (The)
3.70%, 01/26/45	200	194,915
3.75%, 08/23/21	500	540,156
6.70%, 06/15/67 (Call 06/15/17)[e]	40	42,800
Protective Life Corp.
8.45%, 10/15/39	130	196,991

130	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Prudential Financial Inc.
3.00%, 05/12/16	$55	$56,237
5.10%, 08/15/43	250	280,712
5.63%, 06/15/43 (Call 06/15/23)[e]	450	478,125
5.70%, 12/14/36	685	823,673
5.88%, 09/15/42 (Call 09/15/22)[a,e]	250	270,000
7.38%, 06/15/19	250	300,914
8.88%, 06/15/68 (Call 06/15/18)[e]	500	588,750
Series D
6.00%, 12/01/17[a]	250	279,448
6.63%, 12/01/37	55	73,015
Reinsurance Group of America Inc.
5.00%, 06/01/21	400	443,493
Torchmark Corp.
9.25%, 06/15/19	125	157,629
Transatlantic Holdings Inc.
8.00%, 11/30/39	125	176,896
Travelers Companies Inc. (The)
5.80%, 05/15/18	285	322,237
5.90%, 06/02/19	300	348,078
6.25%, 06/15/37	450	615,256
Travelers Property Casualty Corp.
6.38%, 03/15/33	150	202,143
Trinity Acquisition PLC
6.13%, 08/15/43	200	235,879
Unum Group
4.00%, 03/15/24	200	208,430
7.13%, 09/30/16	175	190,162
Voya Financial Inc.
5.50%, 07/15/22	500	571,338
WR Berkley Corp.
4.63%, 03/15/22	55	59,713
4.75%, 08/01/44	200	211,698
5.38%, 09/15/20	200	224,032
XLIT Ltd.
5.75%, 10/01/21	162	189,764
6.50%, 10/29/49 (Call 04/15/17)[e]	450	396,000

		31,917,822

Security	Principal (000s)	Value
INTERNET — 0.59%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)[d]	$345	$342,786
3.60%, 11/28/24 (Call 08/28/24)[d]	200	200,910
4.50%, 11/28/34 (Call 05/28/34)[d]	400	408,603
Amazon.com Inc.
1.20%, 11/29/17	250	249,103
2.50%, 11/29/22 (Call 08/29/22)	250	243,052
3.80%, 12/05/24 (Call 09/05/24)	500	524,304
4.80%, 12/05/34 (Call 06/05/34)	200	216,181
4.95%, 12/05/44 (Call 06/05/44)	300	322,659
Baidu Inc.
3.25%, 08/06/18	400	411,152
3.50%, 11/28/22	400	402,607
eBay Inc.
1.35%, 07/15/17	134	133,367
2.60%, 07/15/22 (Call 04/15/22)	800	755,903
3.25%, 10/15/20 (Call 07/15/20)	100	102,463
4.00%, 07/15/42 (Call 01/15/42)	200	173,193
Expedia Inc.
4.50%, 08/15/24 (Call 05/15/24)	100	100,730
5.95%, 08/15/20[a]	352	392,568
Google Inc.
2.13%, 05/19/16	300	306,409
3.63%, 05/19/21	450	488,321
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	250	253,464
4.20%, 09/15/20	302	312,500

		6,340,275

SCHEDULES OF INVESTMENTS	131

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
IRON & STEEL — 0.31%
Nucor Corp.
5.75%, 12/01/17	$329	$366,964
6.40%, 12/01/37	350	438,624
Vale Overseas Ltd.
4.63%, 09/15/20[a]	350	354,451
6.25%, 01/23/17	789	841,672
6.88%, 11/21/36[a]	826	815,017
Vale SA
5.63%, 09/11/42[a]	600	526,622

		3,343,350
LEISURE TIME — 0.03%
Carnival Corp.
3.95%, 10/15/20	300	316,965

		316,965
LODGING — 0.13%
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	175	175,892
5.38%, 08/15/21 (Call 05/15/21)	60	68,002
Marriott International Inc./MD
3.00%, 03/01/19 (Call 12/01/18)	200	205,706
3.25%, 09/15/22 (Call 06/15/22)	202	204,586
Starwood Hotels & Resorts Worldwide Inc.
3.75%, 03/15/25 (Call 12/15/24)[a]	300	307,354
Wyndham Worldwide Corp.
2.95%, 03/01/17 (Call 02/01/17)	200	204,303
4.25%, 03/01/22 (Call 12/01/21)	200	208,675

		1,374,518
MACHINERY — 0.89%
Caterpillar Financial Services Corp.
1.25%, 08/18/17	750	751,937
2.05%, 08/01/16	210	213,531
2.25%, 12/01/19	500	506,228
3.25%, 12/01/24	250	258,174
3.30%, 06/09/24	750	777,745

Security	Principal (000s)	Value
7.15%, 02/15/19	$250	$298,689
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)	1,140	1,196,336
4.30%, 05/15/44 (Call 11/15/43)	170	182,176
5.20%, 05/27/41	300	358,494
5.70%, 08/15/16	290	310,287
Cummins Inc.
4.88%, 10/01/43 (Call 04/01/43)	200	237,161
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	176	175,854
4.38%, 10/16/19	200	220,195
5.38%, 10/16/29	230	283,406
John Deere Capital Corp.
1.30%, 03/12/18[a]	250	249,324
1.35%, 01/16/18	370	370,193
1.85%, 09/15/16	200	203,195
2.25%, 06/07/16	200	203,689
2.30%, 09/16/19	700	710,484
2.75%, 03/15/22	550	555,521
3.15%, 10/15/21	70	72,527
3.35%, 06/12/24	240	252,261
Joy Global Inc.
5.13%, 10/15/21[a]	252	281,472
Rockwell Automation Inc.
2.88%, 03/01/25 (Call 12/01/24)	80	80,489
6.70%, 01/15/28	125	164,587
Roper Industries Inc.
3.13%, 11/15/22 (Call 08/15/22)	400	391,974
Xylem Inc./NY
3.55%, 09/20/16	260	268,867

		9,574,796
MANUFACTURING — 0.85%
3M Co.
1.00%, 06/26/17	500	500,876
1.38%, 09/29/16	150	151,578
5.70%, 03/15/37	250	328,329

132	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Carlisle Companies Inc.
3.75%, 11/15/22 (Call 08/15/22)	$202	$206,179
Cooper U.S. Inc.
3.88%, 12/15/20 (Call 09/15/20)	50	52,599
Danaher Corp.
2.30%, 06/23/16	50	51,027
3.90%, 06/23/21 (Call 03/23/21)	210	228,243
5.40%, 03/01/19	102	115,127
Dover Corp.
5.38%, 10/15/35	85	102,194
5.38%, 03/01/41 (Call 12/01/40)	202	247,753
5.45%, 03/15/18	100	111,528
Eaton Corp.
1.50%, 11/02/17	250	250,957
2.75%, 11/02/22	200	200,920
4.00%, 11/02/32	552	572,326
5.60%, 05/15/18	62	69,302
General Electric Co.
2.70%, 10/09/22	480	488,509
4.13%, 10/09/42	1,050	1,118,513
5.25%, 12/06/17	993	1,101,894
Illinois Tool Works Inc.
3.38%, 09/15/21 (Call 06/15/21)	100	105,939
3.50%, 03/01/24 (Call 12/01/23)	250	264,241
3.90%, 09/01/42 (Call 03/01/42)	200	202,221
4.88%, 09/15/41 (Call 03/15/41)	100	116,330
6.25%, 04/01/19	112	130,555
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	200	231,659
Ingersoll-Rand Luxembourg Finance SA
2.63%, 05/01/20 (Call 04/01/20)	250	250,250
4.65%, 11/01/44 (Call 05/01/44)	190	201,191

Security	Principal (000s)	Value
Parker-Hannifin Corp.
3.30%, 11/21/24 (Call 08/21/24)	$350	$365,569
Series A
6.25%, 05/15/38	100	135,967
Pentair Finance SA
2.65%, 12/01/19	182	181,402
3.15%, 09/15/22 (Call 06/15/22)	202	200,793
Pentair Inc.
5.00%, 05/15/21 (Call 02/15/21)	50	55,950
Textron Inc.
3.88%, 03/01/25 (Call 12/01/24)	55	56,314
4.63%, 09/21/16	100	105,304
5.95%, 09/21/21 (Call 06/21/21)	200	233,626
Tyco Electronics Group SA
3.45%, 08/01/24 (Call 05/01/24)	85	87,888
3.50%, 02/03/22 (Call 11/03/21)	150	156,510
6.55%, 10/01/17	127	142,489

		9,122,052
MEDIA — 3.50%
21st Century Fox America Inc.
3.70%, 09/15/24 (Call 06/15/24)	200	211,230
4.50%, 02/15/21	400	440,432
6.15%, 02/15/41	750	980,716
6.40%, 12/15/35	250	328,915
6.65%, 11/15/37	426	578,247
6.90%, 03/01/19	500	591,541
6.90%, 08/15/39	150	210,267
7.75%, 12/01/45	250	384,943
CBS Corp.
1.95%, 07/01/17	302	304,040
3.38%, 03/01/22 (Call 12/01/21)	500	505,198
3.50%, 01/15/25 (Call 10/15/24)	200	200,926

SCHEDULES OF INVESTMENTS	133

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.90%, 08/15/44 (Call 02/15/44)	$400	$420,168
5.75%, 04/15/20	182	208,348
7.88%, 07/30/30	170	241,494
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	200	288,163
Comcast Corp.
4.20%, 08/15/34 (Call 02/15/34)	1,000	1,075,668
4.25%, 01/15/33	500	539,550
4.65%, 07/15/42	350	388,021
4.75%, 03/01/44[a]	825	951,879
5.15%, 03/01/20	700	801,420
5.70%, 07/01/19	242	279,487
5.90%, 03/15/16	300	316,108
6.45%, 03/15/37	225	303,481
6.50%, 01/15/17	1,000	1,100,696
6.95%, 08/15/37	365	517,153
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	250	248,391
3.50%, 03/01/16	300	307,373
3.80%, 03/15/22	300	309,865
3.95%, 01/15/25 (Call 10/15/24)	500	513,568
5.00%, 03/01/21	350	387,090
5.15%, 03/15/42	500	513,777
5.20%, 03/15/20	252	280,190
5.88%, 10/01/19	600	684,270
6.00%, 08/15/40 (Call 05/15/40)	240	270,686
6.38%, 03/01/41[a]	50	58,614
Discovery Communications LLC
4.38%, 06/15/21	700	752,532
4.88%, 04/01/43	400	417,643
5.05%, 06/01/20	100	111,149
6.35%, 06/01/40	112	138,307
Grupo Televisa SAB
6.63%, 03/18/25[a]	550	684,850
NBCUniversal Media LLC
2.88%, 04/01/16	250	255,848
4.38%, 04/01/21	412	456,473

Security	Principal (000s)	Value
5.15%, 04/30/20	$528	$603,522
5.95%, 04/01/41	200	261,094
6.40%, 04/30/40	400	544,047
Scripps Networks Interactive Inc.
2.70%, 12/15/16	200	205,100
TCI Communications Inc.
7.13%, 02/15/28	500	681,014
Thomson Reuters Corp.
1.65%, 09/29/17	400	400,971
3.85%, 09/29/24 (Call 06/29/24)	500	515,712
3.95%, 09/30/21 (Call 06/30/21)	200	212,619
5.65%, 11/23/43 (Call 05/23/43)	100	120,571
6.50%, 07/15/18	92	105,105
Time Warner Cable Inc.
5.00%, 02/01/20	550	607,769
5.50%, 09/01/41 (Call 03/01/41)	452	495,604
5.85%, 05/01/17	600	652,688
6.55%, 05/01/37	263	317,478
6.75%, 07/01/18	250	286,345
6.75%, 06/15/39	800	989,856
7.30%, 07/01/38	250	325,188
8.25%, 04/01/19	1,080	1,314,738
Time Warner Inc.
2.10%, 06/01/19	500	498,908
3.40%, 06/15/22	550	564,183
4.65%, 06/01/44 (Call 12/01/43)	500	537,883
4.75%, 03/29/21	210	234,556
4.88%, 03/15/20	140	156,679
5.88%, 11/15/16	830	896,718
6.10%, 07/15/40	550	692,660
6.25%, 03/29/41	58	74,614
7.63%, 04/15/31	900	1,272,357
7.70%, 05/01/32	447	647,859
Viacom Inc.
3.50%, 04/01/17	130	135,167
3.88%, 12/15/21	600	622,522
4.50%, 03/01/21	200	215,749

134	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.85%, 12/15/34 (Call 06/15/34)	$600	$615,620
5.85%, 09/01/43 (Call 03/01/43)	232	262,932
6.88%, 04/30/36	512	636,933
Walt Disney Co. (The)
1.10%, 12/01/17	434	433,373
1.13%, 02/15/17	142	142,884
1.35%, 08/16/16	500	505,412
2.35%, 12/01/22	50	49,638
3.70%, 12/01/42	550	555,363
4.38%, 08/16/41	200	224,700
5.50%, 03/15/19	130	148,636
7.00%, 03/01/32	85	124,352

		37,447,836
METAL FABRICATE & HARDWARE — 0.06%
Precision Castparts Corp.
1.25%, 01/15/18	192	190,648
3.90%, 01/15/43 (Call 07/15/42)	250	256,651
Valmont Industries Inc.
5.25%, 10/01/54 (Call 04/01/54)	200	198,555

		645,854
MINING — 1.43%
Barrick Gold Corp.
2.50%, 05/01/18	400	401,798
3.85%, 04/01/22	300	296,093
6.95%, 04/01/19[a]	62	72,373
Barrick North America Finance LLC
4.40%, 05/30/21	650	675,004
5.70%, 05/30/41	600	607,015
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22[a]	600	608,436
3.85%, 09/30/23	150	162,021
5.00%, 09/30/43	700	822,059
6.50%, 04/01/19	1,105	1,303,603
Freeport-McMoRan Inc.
2.15%, 03/01/17	180	179,115
2.38%, 03/15/18	602	590,264
3.10%, 03/15/20[a]	750	719,341
3.55%, 03/01/22 (Call 12/01/21)	380	344,999

Security	Principal (000s)	Value
5.40%, 11/14/34 (Call 05/14/34)	$200	$180,376
5.45%, 03/15/43 (Call 09/15/42)	630	553,663
Glencore Canada Corp.
5.50%, 06/15/17	250	268,871
Goldcorp Inc.
5.45%, 06/09/44 (Call 12/09/43)	300	314,162
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)[a]	210	210,245
5.95%, 03/15/24 (Call 12/15/23)	100	98,605
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	180	176,767
4.88%, 03/15/42 (Call 09/15/41)	350	324,319
5.13%, 10/01/19[a]	130	142,598
6.25%, 10/01/39	352	368,158
Placer Dome Inc.
6.45%, 10/15/35	100	108,465
Rio Tinto Finance USA Ltd.
2.25%, 09/20/16	250	254,517
3.75%, 09/20/21	150	157,982
5.20%, 11/02/40	280	324,022
6.50%, 07/15/18	1,255	1,440,397
9.00%, 05/01/19	182	230,976
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)[a]	950	948,221
4.13%, 08/21/42 (Call 02/21/42)[a]	200	203,648
4.75%, 03/22/42 (Call 09/22/41)	130	143,736
Southern Copper Corp.
6.75%, 04/16/40[a]	250	264,610
7.50%, 07/27/35	500	566,237
Teck Resources Ltd.
3.00%, 03/01/19[a]	152	147,782
3.85%, 08/15/17	250	257,365

SCHEDULES OF INVESTMENTS	135

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.75%, 01/15/22 (Call 10/15/21)[a]	$364	$358,680
5.40%, 02/01/43 (Call 08/01/42)	500	443,355
6.13%, 10/01/35	62	59,083

		15,328,961
MULTI-NATIONAL — 0.05%
International Bank for Reconstruction & Development
2.13%, 03/03/25	500	500,167

		500,167
OFFICE & BUSINESS EQUIPMENT —0.18%
Pitney Bowes Inc.
4.63%, 03/15/24 (Call 12/15/23)	375	387,096
Xerox Corp.
2.95%, 03/15/17	900	925,128
4.50%, 05/15/21	150	162,174
4.80%, 03/01/35	120	120,098
6.35%, 05/15/18	130	147,246
6.75%, 12/15/39	130	162,680

		1,904,422
OIL & GAS — 6.93%
Anadarko Petroleum Corp.
5.95%, 09/15/16	310	331,874
6.20%, 03/15/40	500	618,759
6.38%, 09/15/17	340	379,300
6.45%, 09/15/36	499	639,312
Apache Corp.
2.63%, 01/15/23 (Call 10/15/22)	250	240,011
3.25%, 04/15/22 (Call 01/15/22)	750	756,779
4.25%, 01/15/44 (Call 07/15/43)	400	390,635
5.10%, 09/01/40 (Call 03/01/40)	70	75,237
5.63%, 01/15/17	90	96,908
6.00%, 01/15/37	450	533,254
BP Capital Markets PLC
1.38%, 05/10/18	1,500	1,487,154
1.85%, 05/05/17	350	354,440

Security	Principal (000s)	Value
2.32%, 02/13/20	$200	$200,850
2.50%, 11/06/22	250	244,116
3.20%, 03/11/16	100	102,448
3.54%, 11/04/24	600	615,939
3.56%, 11/01/21	500	525,977
3.99%, 09/26/23	250	266,257
4.50%, 10/01/20[a]	300	331,020
4.74%, 03/11/21	100	111,561
4.75%, 03/10/19	250	274,896
Canadian Natural Resources Ltd.
3.45%, 11/15/21 (Call 08/15/21)[a]	450	453,797
3.90%, 02/01/25 (Call 11/01/24)	250	253,974
5.70%, 05/15/17	450	487,531
6.25%, 03/15/38	221	258,749
6.50%, 02/15/37	175	209,910
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	250	229,776
5.70%, 10/15/19	400	441,663
6.75%, 11/15/39	400	479,737
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	800	797,412
1.72%, 06/24/18 (Call 05/24/18)	900	907,829
2.19%, 11/15/19 (Call 10/15/19)	400	405,806
2.36%, 12/05/22 (Call 09/05/22)	800	788,898
2.41%, 03/03/22 (Call 01/03/22)	145	145,269
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	250	242,845
CNOOC Nexen Finance 2014 ULC
1.63%, 04/30/17	400	397,691
4.25%, 04/30/24	700	744,614
4.88%, 04/30/44	250	274,031
ConocoPhillips
5.75%, 02/01/19	400	458,284
6.00%, 01/15/20	500	589,246
6.50%, 02/01/39	725	992,195

136	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	$400	$390,155
3.35%, 11/15/24 (Call 08/15/24)	500	516,270
4.15%, 11/15/34 (Call 05/15/34)	500	527,629
ConocoPhillips Holding Co.
6.95%, 04/15/29	678	922,882
Continental Resources Inc./OK
4.50%, 04/15/23 (Call 01/15/23)	550	535,269
4.90%, 06/01/44 (Call 12/01/43)	225	202,637
Devon Energy Corp.
4.00%, 07/15/21 (Call 04/15/21)[a]	250	267,445
4.75%, 05/15/42 (Call 11/15/41)	350	376,381
5.60%, 07/15/41 (Call 01/15/41)	100	118,880
6.30%, 01/15/19	280	322,339
7.95%, 04/15/32	420	592,073
Diamond Offshore Drilling Inc.
5.70%, 10/15/39[a]	250	239,047
5.88%, 05/01/19[a]	250	276,872
Ecopetrol SA
5.88%, 05/28/45	800	764,000
7.63%, 07/23/19	800	944,000
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)[a]	450	461,530
5.90%, 12/01/17	160	174,572
6.50%, 02/01/38	622	711,871
Ensco PLC
3.25%, 03/15/16	100	101,534
4.70%, 03/15/21	432	435,297
5.75%, 10/01/44 (Call 04/01/44)[a]	200	203,011
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[a]	462	456,116
4.10%, 02/01/21	100	107,869

Security	Principal (000s)	Value
5.63%, 06/01/19	$180	$205,634
5.88%, 09/15/17	150	166,472
EQT Corp.
4.88%, 11/15/21	202	212,857
8.13%, 06/01/19	750	895,511
Exxon Mobil Corp.
0.92%, 03/15/17	500	500,682
3.18%, 03/15/24 (Call 12/15/23)	350	367,075
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.75%, 02/01/22 (Call 02/01/17)	162	170,505
Hess Corp.
3.50%, 07/15/24 (Call 04/15/24)[a]	145	143,249
5.60%, 02/15/41	250	278,952
6.00%, 01/15/40	250	285,591
7.13%, 03/15/33	387	480,611
8.13%, 02/15/19	162	193,390
Husky Energy Inc.
3.95%, 04/15/22 (Call 01/15/22)	130	131,933
4.00%, 04/15/24 (Call 01/15/24)	100	101,096
6.80%, 09/15/37	100	121,188
7.25%, 12/15/19	205	241,542
Kerr-McGee Corp.
6.95%, 07/01/24	500	620,397
Marathon Oil Corp.
5.90%, 03/15/18	450	497,961
6.00%, 10/01/17	250	275,361
6.60%, 10/01/37	200	240,142
Marathon Petroleum Corp.
3.50%, 03/01/16	50	51,138
5.00%, 09/15/54 (Call 03/15/54)	300	305,527
5.13%, 03/01/21	54	60,720
6.50%, 03/01/41 (Call 09/01/40)	300	369,776
Murphy Oil Corp.
2.50%, 12/01/17	250	247,674
3.70%, 12/01/22 (Call 09/01/22)	240	224,504

SCHEDULES OF INVESTMENTS	137

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.13%, 12/01/42 (Call 06/01/42)	$100	$87,703
Nabors Industries Inc.
4.63%, 09/15/21	350	327,808
6.15%, 02/15/18	300	313,790
Nexen Energy ULC
5.88%, 03/10/35	150	177,171
6.20%, 07/30/19	150	172,352
6.40%, 05/15/37	171	215,646
7.50%, 07/30/39	192	274,836
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	592	630,204
5.05%, 11/15/44	100	106,170
6.00%, 03/01/41 (Call 09/01/40)	300	343,271
8.25%, 03/01/19	250	300,133
Noble Holding International Ltd.
3.95%, 03/15/22	250	222,203
4.63%, 03/01/21[a]	230	213,672
4.90%, 08/01/20	102	96,629
6.20%, 08/01/40	200	173,820
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	300	298,867
1.75%, 02/15/17	352	355,844
2.70%, 02/15/23 (Call 11/15/22)	252	247,507
3.13%, 02/15/22 (Call 11/15/21)	42	42,565
Petro-Canada
6.80%, 05/15/38	230	305,935
9.25%, 10/15/21	75	102,129
Petrobras Global Finance BV
2.00%, 05/20/16	1,500	1,426,977
3.50%, 02/06/17	450	421,972
4.38%, 05/20/23	250	205,329
5.38%, 01/27/21	1,600	1,439,767
5.75%, 01/20/20	250	231,354
5.88%, 03/01/18	534	508,996
6.75%, 01/27/41	650	550,931
6.88%, 01/20/40	100	86,264
7.25%, 03/17/44[a]	900	806,359
7.88%, 03/15/19	400	405,073

Security	Principal (000s)	Value
Petroleos Mexicanos
3.50%, 07/23/20[a],d	$1,000	$1,015,000
3.50%, 01/30/23	650	630,500
4.88%, 01/24/22	600	635,250
4.88%, 01/18/24	750	791,250
5.50%, 01/21/21	840	920,850
5.63%, 01/23/46[d]	200	204,500
5.75%, 03/01/18	400	439,000
6.38%, 01/23/45	1,800	2,016,000
6.50%, 06/02/41	700	790,118
6.63%, 06/15/35	320	366,000
8.00%, 05/03/19	200	239,500
Phillips 66
2.95%, 05/01/17	534	552,720
4.88%, 11/15/44 (Call 05/15/44)	700	758,739
5.88%, 05/01/42	273	328,403
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)[a]	250	254,620
Pride International Inc.
6.88%, 08/15/20	278	315,310
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	240	233,865
5.00%, 09/01/17	100	103,311
5.85%, 01/15/44 (Call 07/15/43)	300	267,812
Shell International Finance BV
2.00%, 11/15/18	225	228,619
2.25%, 01/06/23	1,250	1,223,204
2.38%, 08/21/22	255	252,788
4.30%, 09/22/19	700	774,514
4.38%, 03/25/20	250	279,063
4.55%, 08/12/43	500	570,194
5.50%, 03/25/40	250	317,658
6.38%, 12/15/38	200	276,514
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[a]	250	246,197
4.95%, 01/23/25 (Call 10/23/24)	500	513,391

138	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Statoil ASA
3.13%, 08/17/17	$1,400	$1,464,348
3.15%, 01/23/22	300	310,867
3.25%, 11/10/24	650	671,699
4.80%, 11/08/43	350	409,878
5.10%, 08/17/40	500	596,873
5.25%, 04/15/19	420	476,351
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	700	719,706
6.10%, 06/01/18	187	210,994
6.50%, 06/15/38	400	518,561
6.85%, 06/01/39	130	174,953
Talisman Energy Inc.
3.75%, 02/01/21 (Call 11/01/20)	500	492,070
7.75%, 06/01/19	500	580,977
Total Capital Canada Ltd.
2.75%, 07/15/23	400	399,311
Total Capital International SA
1.50%, 02/17/17	362	365,977
1.55%, 06/28/17	1,300	1,313,886
2.70%, 01/25/23	600	599,865
3.75%, 04/10/24	250	267,871
Total Capital SA
4.13%, 01/28/21[a]	125	137,870
4.45%, 06/24/20	200	223,258
Transocean Inc.
6.00%, 03/15/18	546	525,525
6.50%, 11/15/20[a]	200	178,000
6.80%, 03/15/38	125	99,375
7.35%, 12/15/41	85	72,675
7.50%, 04/15/31[a]	150	125,625
Valero Energy Corp.
6.13%, 02/01/20	250	287,262
6.63%, 06/15/37	304	377,300
7.50%, 04/15/32	185	240,458
XTO Energy Inc.
5.50%, 06/15/18	450	509,071

		74,159,924

Security	Principal (000s)	Value
OIL & GAS SERVICES — 0.50%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	$128	$131,240
5.13%, 09/15/40	400	451,272
7.50%, 11/15/18	40	47,658
Cameron International Corp.
3.70%, 06/15/24 (Call 03/15/24)	150	145,363
4.50%, 06/01/21 (Call 03/01/21)	500	522,610
Halliburton Co.
3.25%, 11/15/21 (Call 08/15/21)	102	106,017
3.50%, 08/01/23 (Call 05/01/23)	652	677,719
4.50%, 11/15/41 (Call 05/15/41)	180	189,298
6.15%, 09/15/19	150	175,433
7.45%, 09/15/39	375	540,236
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	300	289,669
3.95%, 12/01/42 (Call 06/01/42)	192	181,351
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	500	531,831
Weatherford International LLC
6.35%, 06/15/17	271	284,550
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	630	573,007
6.50%, 08/01/36	50	44,982
6.75%, 09/15/40	300	280,560
9.63%, 03/01/19[a]	187	211,310

		5,384,106
PACKAGING & CONTAINERS — 0.06%
Bemis Co. Inc.
4.50%, 10/15/21 (Call 07/15/21)	50	54,643

SCHEDULES OF INVESTMENTS	139

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Packaging Corp. of America
3.90%, 06/15/22 (Call 03/15/22)	$212	$218,947
4.50%, 11/01/23 (Call 08/01/23)	200	212,925
Sonoco Products Co.
4.38%, 11/01/21 (Call 08/01/21)	15	16,102
5.75%, 11/01/40 (Call 05/01/40)	132	156,836

		659,453
PHARMACEUTICALS — 3.37%
Abbott Laboratories
4.13%, 05/27/20	200	218,494
5.13%, 04/01/19	196	218,807
5.30%, 05/27/40	418	521,238
AbbVie Inc.
1.75%, 11/06/17	542	545,780
2.00%, 11/06/18	700	701,692
2.90%, 11/06/22	500	499,886
4.40%, 11/06/42	525	551,467
Actavis Funding SCS
4.85%, 06/15/44 (Call 12/15/43)	600	619,513
Actavis Inc.
1.88%, 10/01/17	50	49,839
3.25%, 10/01/22 (Call 07/01/22)[a]	350	345,289
4.63%, 10/01/42 (Call 04/01/42)	30	29,913
6.13%, 08/15/19	400	453,482
Allergan Inc./United States
3.38%, 09/15/20[a]	250	254,063
AmerisourceBergen Corp.
3.50%, 11/15/21 (Call 08/15/21)	300	311,896
AstraZeneca PLC
4.00%, 09/18/42	310	318,189
5.90%, 09/15/17	857	959,635
6.45%, 09/15/37	475	651,684
Bristol-Myers Squibb Co.
2.00%, 08/01/22	400	385,137

Security	Principal (000s)	Value
4.50%, 03/01/44 (Call 09/01/43)	$300	$337,849
5.88%, 11/15/36	276	353,242
6.13%, 05/01/38	80	106,339
Cardinal Health Inc.
1.90%, 06/15/17	702	710,615
3.20%, 06/15/22	180	181,712
4.60%, 03/15/43	250	268,812
DENTSPLY International Inc.
4.13%, 08/15/21 (Call 05/15/21)	100	106,191
Eli Lilly & Co.
1.95%, 03/15/19	300	302,637
2.75%, 06/01/25 (Call 03/01/25)	60	60,039
4.65%, 06/15/44 (Call 12/15/43)	250	283,489
5.55%, 03/15/37	290	358,169
Express Scripts Holding Co.
2.25%, 06/15/19	250	249,756
2.65%, 02/15/17	200	205,301
3.13%, 05/15/16	250	256,034
3.50%, 06/15/24 (Call 03/15/24)	700	716,201
3.90%, 02/15/22	210	221,743
4.75%, 11/15/21	186	207,020
6.13%, 11/15/41	42	53,754
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	700	702,356
5.65%, 05/15/18	600	677,201
6.38%, 05/15/38[a]	504	684,440
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	200	201,968
2.85%, 05/08/22	800	810,234
Johnson & Johnson
3.38%, 12/05/23	100	107,636
4.50%, 12/05/43 (Call 06/05/43)	600	707,863
5.15%, 07/15/18	1,275	1,436,364
5.55%, 08/15/17	100	111,181
5.95%, 08/15/37	380	522,233
McKesson Corp.
2.28%, 03/15/19	250	251,253

140	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
2.70%, 12/15/22 (Call 09/15/22)	$462	$453,910
3.80%, 03/15/24 (Call 12/15/23)	250	264,229
4.75%, 03/01/21 (Call 12/01/20)	450	498,750
5.70%, 03/01/17	171	185,972
6.00%, 03/01/41 (Call 09/01/40)	130	164,888
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	250	265,564
4.90%, 11/01/19	350	385,738
Medco Health Solutions Inc.
7.13%, 03/15/18	250	288,381
Merck & Co. Inc.
0.70%, 05/18/16	400	399,983
1.10%, 01/31/18	180	179,222
1.30%, 05/18/18	350	348,997
2.40%, 09/15/22 (Call 06/15/22)	500	496,480
2.75%, 02/10/25 (Call 11/10/24)	750	749,800
2.80%, 05/18/23	42	42,607
3.70%, 02/10/45 (Call 08/10/44)	260	259,826
4.15%, 05/18/43	300	319,487
6.50%, 12/01/33	100	137,719
6.55%, 09/15/37	200	281,874
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	392	443,960
5.85%, 06/30/39	100	131,902
Mylan Inc./PA
1.35%, 11/29/16	400	399,631
5.40%, 11/29/43 (Call 05/29/43)	250	284,724
Novartis Capital Corp.
2.40%, 09/21/22	200	199,958
3.40%, 05/06/24[a]	400	424,196
4.40%, 05/06/44	500	572,491
Novartis Securities Investment Ltd.
5.13%, 02/10/19	786	886,486
Perrigo Co. PLC
4.00%, 11/15/23 (Call 08/15/23)	300	313,736

Security	Principal (000s)	Value
Perrigo Finance PLC
3.90%, 12/15/24 (Call 09/15/24)	$500	$518,022
Pfizer Inc.
1.10%, 05/15/17	500	502,032
3.00%, 06/15/23	600	611,797
3.40%, 05/15/24	500	524,059
6.20%, 03/15/19	1,132	1,321,636
7.20%, 03/15/39	900	1,325,098
Sanofi
1.25%, 04/10/18	350	349,453
2.63%, 03/29/16	250	255,612
4.00%, 03/29/21	350	385,157
Teva Pharmaceutical Finance Co. BV
2.40%, 11/10/16	200	204,503
Series 2
3.65%, 11/10/21	200	210,881
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36	285	356,625
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20[a]	250	251,145
Wyeth LLC
5.95%, 04/01/37	350	449,842
Zoetis Inc.
1.88%, 02/01/18	200	198,724
3.25%, 02/01/23 (Call 11/01/22)	100	99,287
4.70%, 02/01/43 (Call 08/01/42)	300	304,936

		36,076,956
PIPELINES — 2.87%
Access Midstream Partners LP/ACMP Finance Corp.
6.13%, 07/15/22 (Call 01/15/17)	900	963,000
Buckeye Partners LP
4.88%, 02/01/21 (Call 11/01/20)	500	531,000
5.50%, 08/15/19	40	43,267

SCHEDULES OF INVESTMENTS	141

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.85%, 11/15/43 (Call 05/15/43)	$100	$100,090
CenterPoint Energy Resources Corp.
4.50%, 01/15/21 (Call 10/15/20)	431	469,962
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)	300	291,017
5.60%, 04/01/44 (Call 10/01/43)	200	172,126
El Paso Natural Gas Co. LLC
8.38%, 06/15/32	350	452,340
El Paso Pipeline Partners Operating Co. LLC
7.50%, 11/15/40	260	331,370
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)[d]	250	242,627
3.90%, 05/15/24 (Call 02/15/24)[d]	300	294,229
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	180	187,540
9.88%, 03/01/19	132	165,663
Series B
7.50%, 04/15/38	250	313,300
Enbridge Inc.
4.50%, 06/10/44 (Call 12/10/43)	250	229,306
5.60%, 04/01/17	500	537,037
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	300	296,875
4.65%, 06/01/21 (Call 03/01/21)	352	375,625
5.15%, 02/01/43 (Call 08/01/42)	400	412,304
5.20%, 02/01/22 (Call 11/01/21)	150	163,905
6.05%, 06/01/41 (Call 12/01/40)	250	282,116
9.00%, 04/15/19	140	172,007
9.70%, 03/15/19	111	138,830

Security	Principal (000s)	Value
EnLink Midstream Partners LP
4.40%, 04/01/24 (Call 01/01/24)	$200	$211,970
5.05%, 04/01/45 (Call 10/01/44)	250	262,108
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	350	357,164
4.85%, 08/15/42 (Call 02/15/42)	200	220,043
5.10%, 02/15/45 (Call 08/15/44)	600	683,718
5.20%, 09/01/20	1,000	1,130,604
5.70%, 02/15/42	270	327,831
6.45%, 09/01/40	100	130,430
7.55%, 04/15/38	250	352,325
Series D
6.88%, 03/01/33	400	528,543
Series L
6.30%, 09/15/17	400	446,023
Gulf South Pipeline Co. LP
4.00%, 06/15/22 (Call 03/15/22)[a]	452	442,146
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	450	446,808
3.50%, 09/01/23 (Call 06/01/23)	650	645,137
4.15%, 03/01/22	200	207,343
4.15%, 02/01/24 (Call 11/01/23)[a]	250	258,223
5.30%, 09/15/20	600	658,575
5.50%, 03/01/44 (Call 09/01/43)	400	431,256
5.95%, 02/15/18	88	97,122
6.50%, 02/01/37	84	96,688
6.55%, 09/15/40	200	234,025
6.95%, 01/15/38	310	376,203
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	1,500	1,514,066
4.30%, 06/01/25 (Call 03/01/25)[a]	65	67,885

142	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.05%, 02/15/46	$250	$254,195
5.30%, 12/01/34 (Call 06/01/34)[a]	300	316,218
5.55%, 06/01/45	665	713,311
Magellan Midstream Partners LP
4.25%, 02/01/21	180	195,624
5.15%, 10/15/43 (Call 04/15/43)	250	282,538
ONEOK Partners LP
2.00%, 10/01/17 (Call 09/01/17)	150	149,424
3.25%, 02/01/16 (Call 01/01/16)[a]	202	204,995
3.38%, 10/01/22 (Call 07/01/22)	330	310,356
6.13%, 02/01/41 (Call 08/01/40)	240	250,498
6.65%, 10/01/36	171	187,779
8.63%, 03/01/19[a]	180	215,243
Panhandle Eastern Pipe Line Co. LP
7.00%, 06/15/18	300	340,307
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	200	195,782
3.65%, 06/01/22 (Call 03/01/22)	250	259,022
3.85%, 10/15/23 (Call 07/15/23)	400	417,380
4.90%, 02/15/45 (Call 08/15/44)	300	327,531
5.15%, 06/01/42 (Call 12/01/41)	260	288,557
8.75%, 05/01/19	130	161,640
Southern Natural Gas Co. LLC
5.90%, 04/01/17[d]	163	176,068
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp.
4.40%, 06/15/21 (Call 03/15/21)	150	156,844
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	350	328,625

Security	Principal (000s)	Value
Spectra Energy Partners LP
4.60%, 06/15/21 (Call 03/15/21)	$200	$219,240
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	710	693,066
6.10%, 02/15/42	250	290,726
TC Pipelines LP
4.65%, 06/15/21 (Call 03/15/21)	100	105,078
Texas Eastern Transmission LP
7.00%, 07/15/32	250	332,225
TransCanada PipeLines Ltd.
1.88%, 01/12/18	65	65,223
2.50%, 08/01/22	450	439,444
3.80%, 10/01/20	85	90,024
4.63%, 03/01/34 (Call 12/01/33)	400	428,734
6.20%, 10/15/37	207	255,138
6.35%, 05/15/67 (Call 05/15/17)[e]	150	144,000
6.50%, 08/15/18	175	201,156
7.63%, 01/15/39	600	856,412
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	450	463,921
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	292	271,991
4.55%, 06/24/24 (Call 03/24/24)	750	730,347
8.75%, 03/15/32	109	132,205
Williams Partners LP
3.90%, 01/15/25 (Call 10/15/24)[a]	200	198,810
4.30%, 03/04/24 (Call 12/04/23)	400	411,101
5.25%, 03/15/20[a]	300	329,818
5.80%, 11/15/43 (Call 05/15/43)	250	272,293
6.30%, 04/15/40	442	503,382

SCHEDULES OF INVESTMENTS	143

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Williams Partners LP/Williams Partners Finance Corp.
7.25%, 02/01/17	$230	$253,262

		30,711,305
REAL ESTATE — 0.09%
Brookfield Asset Management Inc.
4.00%, 01/15/25 (Call 10/15/24)	300	299,917
Regency Centers LP
3.75%, 06/15/24 (Call 03/15/24)	300	309,219
5.88%, 06/15/17	105	115,038
WP Carey Inc.
4.00%, 02/01/25 (Call 12/01/24)	200	198,328

		922,502
REAL ESTATE INVESTMENT TRUSTS — 2.14%
Alexandria Real Estate Equities Inc.
4.50%, 07/30/29 (Call 04/30/29)	250	263,612
American Tower Corp.
3.45%, 09/15/21	600	599,863
4.50%, 01/15/18	112	119,125
5.05%, 09/01/20	800	873,943
AvalonBay Communities Inc.
2.95%, 09/15/22 (Call 06/15/22)	250	248,276
3.50%, 11/15/24 (Call 08/15/24)[a]	200	204,320
3.95%, 01/15/21 (Call 10/15/20)	50	52,962
5.70%, 03/15/17	125	135,494
BioMed Realty LP
4.25%, 07/15/22 (Call 04/15/22)	192	202,210
Boston Properties LP
3.70%, 11/15/18 (Call 08/15/18)	100	105,988
3.80%, 02/01/24 (Call 11/01/23)	200	208,206
4.13%, 05/15/21 (Call 02/15/21)	725	779,190
5.88%, 10/15/19	200	230,762

Security	Principal (000s)	Value
Brandywine Operating Partnership LP
4.95%, 04/15/18 (Call 03/15/18)	$200	$214,851
Camden Property Trust
4.25%, 01/15/24 (Call 10/15/23)	350	371,992
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)	250	269,469
Corporate Office Properties LP
5.25%, 02/15/24 (Call 11/15/23)	500	541,643
DDR Corp.
4.63%, 07/15/22 (Call 04/15/22)	450	483,051
Digital Realty Trust LP
5.25%, 03/15/21 (Call 12/15/20)	210	231,615
Duke Realty LP
4.38%, 06/15/22 (Call 03/15/22)	450	480,950
8.25%, 08/15/19	125	153,916
Equity Commonwealth
6.25%, 06/15/17 (Call 12/15/16)	250	268,234
ERP Operating LP
4.50%, 07/01/44 (Call 01/01/44)	150	158,939
4.75%, 07/15/20 (Call 04/15/20)	350	386,157
5.75%, 06/15/17	332	363,603
Essex Portfolio LP
3.38%, 01/15/23 (Call 10/15/22)	400	398,675
Federal Realty Investment Trust
4.50%, 12/01/44 (Call 06/01/44)	100	108,684
HCP Inc.
3.75%, 02/01/16	250	256,481
3.88%, 08/15/24 (Call 05/15/24)	450	459,526
4.25%, 11/15/23 (Call 08/15/23)	250	264,502

144	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.38%, 02/01/21 (Call 11/03/20)	$600	$672,045
6.70%, 01/30/18	75	84,971
Health Care REIT Inc.
4.13%, 04/01/19 (Call 01/01/19)	400	427,346
4.95%, 01/15/21 (Call 10/15/20)	262	287,916
5.25%, 01/15/22 (Call 10/15/21)	400	447,247
6.20%, 06/01/16	200	212,357
6.50%, 03/15/41 (Call 09/15/40)	100	132,139
Healthcare Realty Trust Inc.
6.50%, 01/17/17	125	136,031
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	500	529,996
6.70%, 01/15/18 (Call 07/15/17)	125	137,771
Host Hotels & Resorts LP
6.00%, 11/01/20 (Call 11/01/15)	250	264,375
Series D
3.75%, 10/15/23 (Call 07/15/23)	225	226,563
Kilroy Realty LP
4.80%, 07/15/18 (Call 05/15/18)	350	376,876
Kimco Realty Corp.
3.20%, 05/01/21 (Call 03/01/21)	150	152,431
4.30%, 02/01/18 (Call 11/01/17)	200	212,418
Liberty Property LP
4.75%, 10/01/20 (Call 07/01/20)	400	435,221
Mack-Cali Realty LP
7.75%, 08/15/19	212	249,790
National Retail Properties Inc.
3.30%, 04/15/23 (Call 01/15/23)[a]	300	298,448
5.50%, 07/15/21 (Call 04/15/21)	200	228,332

Security	Principal (000s)	Value
Omega Healthcare Investors Inc.
5.88%, 03/15/24 (Call 03/15/17)	$500	$536,250
ProLogis LP
4.25%, 08/15/23 (Call 05/15/23)	200	213,817
4.50%, 08/15/17	120	127,648
6.88%, 03/15/20 (Call 12/16/19)	345	407,752
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)	800	797,145
6.75%, 08/15/19	125	146,956
Select Income REIT
4.50%, 02/01/25 (Call 11/01/24)	300	297,083
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)[a]	200	204,263
2.75%, 02/01/23 (Call 11/01/22)	500	495,317
3.38%, 10/01/24	750	772,439
4.25%, 10/01/44	200	210,637
5.65%, 02/01/20 (Call 11/01/19)	258	296,613
6.13%, 05/30/18	197	223,742
6.75%, 02/01/40 (Call 11/01/39)	100	140,027
UDR Inc.
4.25%, 06/01/18	125	133,799
4.63%, 01/10/22 (Call 10/10/21)	250	272,577
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	250	252,527
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	500	503,469
4.75%, 06/01/21 (Call 03/01/21)	300	328,394
Vornado Realty LP
5.00%, 01/15/22 (Call 10/15/21)	200	221,355

SCHEDULES OF INVESTMENTS	145

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Washington REIT
4.95%, 10/01/20 (Call 04/01/20)	$350	$379,307
Weyerhaeuser Co.
4.63%, 09/15/23	250	273,440
6.88%, 12/15/33	525	678,519

		22,861,588
RETAIL — 2.91%
Advance Auto Parts Inc.
4.50%, 01/15/22 (Call 10/15/21)	50	53,688
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	350	365,048
Bed Bath & Beyond Inc.
3.75%, 08/01/24 (Call 05/01/24)[a]	100	102,706
5.17%, 08/01/44 (Call 02/01/44)	150	162,370
Costco Wholesale Corp.
1.13%, 12/15/17	125	125,142
1.70%, 12/15/19	425	422,403
2.25%, 02/15/22	70	68,656
5.50%, 03/15/17	168	183,852
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	200	202,972
3.38%, 08/12/24 (Call 05/12/24)	500	518,527
5.30%, 12/05/43 (Call 06/05/43)	400	488,022
5.75%, 06/01/17	730	804,303
6.13%, 08/15/16	171	183,623
6.25%, 06/01/27	178	230,487
Darden Restaurants Inc.
7.05%, 10/15/37	100	118,842
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)[a]	302	290,645
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	602	686,301

Security	Principal (000s)	Value
Home Depot Inc. (The)
2.70%, 04/01/23 (Call 01/01/23)	$250	$252,951
4.20%, 04/01/43 (Call 10/01/42)	500	541,739
4.40%, 04/01/21 (Call 01/01/21)	950	1,066,404
4.40%, 03/15/45 (Call 09/15/44)	300	335,009
5.40%, 03/01/16	970	1,016,518
5.88%, 12/16/36	150	196,534
5.95%, 04/01/41 (Call 10/01/40)	440	581,412
Kohl’s Corp.
4.00%, 11/01/21 (Call 08/01/21)[a]	164	172,688
6.88%, 12/15/37	250	321,644
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	100	101,251
3.12%, 04/15/22 (Call 01/15/22)	210	217,463
4.63%, 04/15/20 (Call 10/15/19)	152	169,645
5.40%, 10/15/16	40	42,944
5.50%, 10/15/35	175	211,518
6.65%, 09/15/37	600	832,061
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	200	197,501
3.88%, 01/15/22 (Call 10/15/21)	130	137,805
5.90%, 12/01/16	500	540,535
6.38%, 03/15/37	602	774,318
7.00%, 02/15/28	50	64,855
McDonald’s Corp.
2.63%, 01/15/22	175	175,238
3.70%, 02/15/42	250	241,961
5.35%, 03/01/18	685	763,121
6.30%, 10/15/37	450	593,145
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	197	229,357
6.25%, 01/15/18	212	238,152

146	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
O’Reilly Automotive Inc.
4.63%, 09/15/21 (Call 06/15/21)	$252	$277,232
QVC Inc.
3.13%, 04/01/19	50	50,040
4.38%, 03/15/23	362	367,440
4.85%, 04/01/24	400	413,254
5.13%, 07/02/22	352	374,572
Staples Inc.
4.38%, 01/12/23 (Call 10/12/22)	160	158,649
Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	400	435,591
Target Corp.
4.00%, 07/01/42[a]	242	252,550
5.38%, 05/01/17[a]	600	657,158
6.00%, 01/15/18	600	678,306
6.35%, 11/01/32	127	170,285
6.50%, 10/15/37	300	416,867
7.00%, 01/15/38	325	476,935
TJX Companies Inc. (The)
2.50%, 05/15/23 (Call 02/15/23)	325	317,820
Wal-Mart Stores Inc.
0.60%, 04/11/16	1,050	1,051,122
1.13%, 04/11/18	250	249,418
2.80%, 04/15/16	400	410,266
3.25%, 10/25/20	900	962,109
3.30%, 04/22/24 (Call 01/22/24)	350	370,395
4.00%, 04/11/43 (Call 10/11/42)	630	667,728
4.25%, 04/15/21	192	214,150
5.00%, 10/25/40	220	263,674
5.25%, 09/01/35	985	1,205,657
5.63%, 04/15/41	580	752,768
6.20%, 04/15/38	1,000	1,360,678
6.50%, 08/15/37	240	335,767
Walgreen Co.
1.80%, 09/15/17	250	252,589
3.10%, 09/15/22	402	404,611
5.25%, 01/15/19	180	200,099

Security	Principal (000s)	Value
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	$1,250	$1,271,629
4.80%, 11/18/44 (Call 05/18/44)	500	541,891
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	200	205,706
5.30%, 09/15/19	250	276,984
5.35%, 11/01/43 (Call 05/01/43)	100	110,192
6.25%, 03/15/18	29	32,433

		31,209,921
SAVINGS & LOANS — 0.01%
Santander Holdings USA Inc./PA
4.63%, 04/19/16	100	103,781

		103,781
SEMICONDUCTORS — 0.45%
Altera Corp.
2.50%, 11/15/18	500	507,957
Applied Materials Inc.
2.65%, 06/15/16	100	101,973
4.30%, 06/15/21	200	215,940
5.85%, 06/15/41	100	122,565
Broadcom Corp.
2.70%, 11/01/18	162	165,980
3.50%, 08/01/24 (Call 05/01/24)	300	307,512
Intel Corp.
1.35%, 12/15/17	1,100	1,104,406
1.95%, 10/01/16	137	139,575
2.70%, 12/15/22	352	352,657
3.30%, 10/01/21	128	134,547
4.80%, 10/01/41	612	678,445
KLA-Tencor Corp.
4.65%, 11/01/24 (Call 08/01/24)	415	435,892
Texas Instruments Inc.
1.65%, 08/03/19	400	395,714
2.38%, 05/16/16	202	206,055

		4,869,218

SCHEDULES OF INVESTMENTS	147

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
SOFTWARE — 1.24%
Adobe Systems Inc.
3.25%, 02/01/25 (Call 11/01/24)	$250	$250,971
4.75%, 02/01/20	250	274,003
Autodesk Inc.
1.95%, 12/15/17	112	112,140
CA Inc.
2.88%, 08/15/18	300	306,185
5.38%, 12/01/19	42	46,968
Dun & Bradstreet Corp. (The)
4.38%, 12/01/22 (Call 09/01/22)[a]	250	260,912
Fidelity National Information Services Inc.
2.00%, 04/15/18	250	250,364
3.88%, 06/05/24 (Call 03/05/24)	200	204,617
5.00%, 03/15/22 (Call 03/15/17)	302	317,861
Fiserv Inc.
3.13%, 06/15/16	25	25,629
3.50%, 10/01/22 (Call 07/01/22)	162	166,191
4.75%, 06/15/21	350	386,463
Microsoft Corp.
1.63%, 12/06/18	750	752,827
1.85%, 02/12/20 (Call 01/12/20)	1,000	1,006,804
2.38%, 05/01/23 (Call 02/01/23)[a]	230	226,996
2.50%, 02/08/16[a]	130	132,544
3.00%, 10/01/20	380	401,964
3.50%, 02/12/35 (Call 08/12/34)	65	64,504
3.50%, 11/15/42	250	241,639
4.00%, 02/12/55 (Call 08/12/54)	1,000	997,282
4.20%, 06/01/19	222	244,623
4.50%, 10/01/40	350	390,243
5.30%, 02/08/41	462	574,459
Oracle Corp.
1.20%, 10/15/17	1,000	1,001,199
2.25%, 10/08/19	1,200	1,218,221

Security	Principal (000s)	Value
2.50%, 10/15/22	$200	$199,267
3.40%, 07/08/24 (Call 04/08/24)	200	210,686
3.88%, 07/15/20	100	108,952
4.30%, 07/08/34 (Call 01/08/34)	1,000	1,088,908
4.50%, 07/08/44 (Call 01/08/44)[a]	200	223,509
5.00%, 07/08/19	212	239,291
5.38%, 07/15/40	500	609,508
5.75%, 04/15/18	233	263,461
6.50%, 04/15/38	350	478,340

		13,277,531
TELECOMMUNICATIONS — 4.88%
Alltel Corp.
7.88%, 07/01/32	35	50,483
America Movil SAB de CV
2.38%, 09/08/16	300	305,732
3.13%, 07/16/22	250	254,823
4.38%, 07/16/42[a]	850	863,791
5.00%, 10/16/19[a]	300	336,688
5.00%, 03/30/20[a]	550	619,864
6.13%, 03/30/40	100	125,798
AT&T Inc.
1.40%, 12/01/17	250	247,305
1.60%, 02/15/17[a]	500	501,023
2.63%, 12/01/22 (Call 09/01/22)[a]	500	482,966
2.95%, 05/15/16	700	715,431
3.00%, 02/15/22	400	397,437
3.88%, 08/15/21	686	718,778
3.90%, 03/11/24 (Call 12/11/23)[a]	1,000	1,041,321
4.35%, 06/15/45 (Call 12/15/44)	1,100	1,037,461
4.45%, 05/15/21[a]	584	631,473
5.35%, 09/01/40	828	881,460
5.50%, 02/01/18	480	528,345
5.80%, 02/15/19	300	338,224
6.30%, 01/15/38	351	415,223
6.40%, 05/15/38	202	242,329
6.50%, 09/01/37	492	594,514
6.55%, 02/15/39	775	944,896

148	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
British Telecommunications PLC
1.63%, 06/28/16	$500	$503,419
5.95%, 01/15/18	400	446,835
9.63%, 12/15/30	528	855,875
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	600	606,078
Cisco Systems Inc.
1.10%, 03/03/17	1,300	1,306,363
4.45%, 01/15/20	692	770,875
4.95%, 02/15/19	262	293,865
5.50%, 02/22/16	447	468,921
5.50%, 01/15/40	180	224,797
5.90%, 02/15/39	675	853,984
Corning Inc.
4.75%, 03/15/42[a]	100	108,946
5.75%, 08/15/40	150	182,297
Deutsche Telekom International Finance BV
5.75%, 03/23/16	275	288,891
6.75%, 08/20/18	400	464,816
8.75%, 06/15/30	721	1,096,507
Embarq Corp.
8.00%, 06/01/36	300	348,750
Harris Corp.
4.40%, 12/15/20	200	212,542
6.38%, 06/15/19	100	114,115
Juniper Networks Inc.
3.10%, 03/15/16	50	50,898
4.35%, 06/15/25 (Call 03/15/25)	150	149,972
4.60%, 03/15/21	250	262,023
5.95%, 03/15/41[a]	50	51,728
Koninklijke KPN NV
8.38%, 10/01/30	250	357,553
Motorola Solutions Inc.
3.50%, 03/01/23	200	199,959
3.75%, 05/15/22	302	307,667
5.50%, 09/01/44	100	107,450
New Cingular Wireless Services Inc.
8.75%, 03/01/31	250	370,498

Security	Principal (000s)	Value
Orange SA
2.75%, 09/14/16	$302	$309,553
5.38%, 07/08/19	700	791,637
5.38%, 01/13/42	350	406,890
5.50%, 02/06/44 (Call 08/06/43)	300	359,090
9.00%, 03/01/31	220	337,931
Pacific Bell Telephone Co.
7.13%, 03/15/26	250	319,088
Qwest Corp.
6.75%, 12/01/21	600	684,000
6.88%, 09/15/33 (Call 12/29/14)	57	57,427
Rogers Communications Inc.
5.00%, 03/15/44 (Call 09/15/43)	428	478,976
6.80%, 08/15/18	180	207,720
Telefonica Emisiones SAU
3.19%, 04/27/18	600	625,475
3.99%, 02/16/16[a]	55	56,564
4.57%, 04/27/23[a]	500	555,140
5.46%, 02/16/21	200	229,576
5.88%, 07/15/19[a]	210	242,929
6.42%, 06/20/16	250	266,805
Telefonica Europe BV
8.25%, 09/15/30	570	823,013
Verizon Communications Inc.
2.00%, 11/01/16	480	487,085
2.45%, 11/01/22 (Call 08/01/22)	400	385,211
2.63%, 02/21/20[d]	950	956,239
3.50%, 11/01/21	368	381,204
3.50%, 11/01/24 (Call 08/01/24)	700	714,495
3.65%, 09/14/18	3,750	3,973,208
3.85%, 11/01/42 (Call 05/01/42)	1,150	1,057,324
4.40%, 11/01/34 (Call 05/01/34)[a]	1,000	1,019,001
5.01%, 08/21/54[d]	800	838,137
5.15%, 09/15/23	850	974,141
5.85%, 09/15/35[a]	1,080	1,291,344
6.00%, 04/01/41	402	487,413

SCHEDULES OF INVESTMENTS	149

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.10%, 04/15/18	$220	$248,224
6.40%, 09/15/33	1,500	1,885,522
6.40%, 02/15/38	350	443,175
6.55%, 09/15/43	2,257	2,963,925
7.75%, 12/01/30	725	1,026,297
Vodafone Group PLC
1.50%, 02/19/18	700	695,938
2.50%, 09/26/22	100	96,024
2.95%, 02/19/23	500	493,243
5.45%, 06/10/19	450	509,272
5.63%, 02/27/17	150	162,532
6.15%, 02/27/37	905	1,092,994

		52,214,751
TEXTILES — 0.06%
Cintas Corp. No. 2
2.85%, 06/01/16	350	356,906
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	250	252,436

		609,342
TOYS, GAMES & HOBBIES — 0.06%
Hasbro Inc.
3.15%, 05/15/21 (Call 03/15/21)[a]	55	55,260
Mattel Inc.
2.50%, 11/01/16	100	101,716
3.15%, 03/15/23 (Call 12/15/22)	275	275,515
4.35%, 10/01/20	100	106,606
5.45%, 11/01/41 (Call 05/01/41)[a]	100	108,933

		648,030
TRANSPORTATION — 1.48%
Burlington Northern Santa Fe LLC
3.05%, 03/15/22 (Call 12/15/21)	162	165,974
3.45%, 09/15/21 (Call 06/15/21)[a]	678	709,094
3.75%, 04/01/24 (Call 01/01/24)	900	961,201
4.45%, 03/15/43 (Call 09/15/42)	500	534,421

Security	Principal (000s)	Value
4.55%, 09/01/44 (Call 03/01/44)	$400	$438,024
4.90%, 04/01/44 (Call 10/01/43)	250	286,541
5.75%, 05/01/40 (Call 11/01/39)	212	266,196
6.15%, 05/01/37	37	48,988
Canadian National Railway Co.
1.45%, 12/15/16 (Call 11/15/16)	150	151,512
2.95%, 11/21/24 (Call 08/21/24)	500	508,160
5.55%, 03/01/19	300	341,691
6.38%, 11/15/37	250	346,679
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)	200	197,258
5.95%, 05/15/37	102	130,313
7.13%, 10/15/31	275	378,859
CSX Corp.
3.40%, 08/01/24 (Call 05/01/24)	250	258,716
3.70%, 10/30/20 (Call 07/30/20)	200	213,088
4.10%, 03/15/44 (Call 09/15/43)	652	670,496
4.25%, 06/01/21 (Call 03/01/21)	300	326,400
6.15%, 05/01/37[a]	102	133,786
6.22%, 04/30/40	100	133,010
7.38%, 02/01/19	250	299,291
FedEx Corp.
2.63%, 08/01/22[a]	750	745,585
4.00%, 01/15/24	550	595,538
4.50%, 02/01/65	400	394,201
5.10%, 01/15/44	100	115,456
8.00%, 01/15/19	92	111,876
Kansas City Southern de Mexico SA de CV
3.00%, 05/15/23 (Call 02/15/23)	250	246,737
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	500	507,650

150	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.80%, 08/15/43 (Call 02/15/43)	$400	$455,487
4.84%, 10/01/41	503	571,185
5.90%, 06/15/19	282	324,799
7.70%, 05/15/17	280	318,808
Ryder System Inc.
2.50%, 03/01/17 (Call 02/01/17)	200	204,517
2.50%, 03/01/18 (Call 02/01/18)	200	203,954
2.65%, 03/02/20 (Call 02/20/20)	75	75,790
3.50%, 06/01/17	100	104,513
3.60%, 03/01/16	30	30,788
Union Pacific Corp.
3.38%, 02/01/35 (Call 08/01/34)	300	297,044
4.15%, 01/15/45 (Call 07/15/44)	400	429,544
4.16%, 07/15/22 (Call 04/15/22)	400	444,175
5.78%, 07/15/40	390	518,805
United Parcel Service Inc.
2.45%, 10/01/22	1,000	992,248
5.13%, 04/01/19	137	155,122
6.20%, 01/15/38	400	540,315

		15,883,835
TRUCKING & LEASING — 0.06%
GATX Corp.
3.50%, 07/15/16	250	257,788
4.85%, 06/01/21	200	220,891
5.20%, 03/15/44 (Call 09/15/43)	100	109,587

		588,266
WATER — 0.07%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	200	205,820
6.59%, 10/15/37	352	498,713

		704,533

TOTAL CORPORATE BONDS & NOTES
(Cost: $853,207,180)		881,195,520

Security	Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS[f] — 12.73%

BRAZIL — 0.57%
Brazilian Government International Bond
2.63%, 01/05/23	$1,100	$973,500
4.88%, 01/22/21[a]	250	261,875
5.00%, 01/27/45[a]	1,300	1,183,000
5.88%, 01/15/19	300	331,800
6.00%, 01/17/17[a]	250	269,125
7.13%, 01/20/37[a]	537	636,345
8.00%, 01/15/18	129	140,610
8.25%, 01/20/34	275	357,500
8.75%, 02/04/25[a]	175	229,250
10.13%, 05/15/27	800	1,202,800
11.00%, 08/17/40 (Call 08/17/15)	507	531,082

		6,116,887
CANADA — 1.38%
Canada Government International Bond
0.88%, 02/14/17	900	903,417
1.63%, 02/27/19	600	605,822
Export Development Canada
1.00%, 05/15/17	1,500	1,505,559
1.63%, 12/03/19	200	200,462
Province of British Columbia
1.20%, 04/25/17	400	403,150
2.65%, 09/22/21[a]	355	369,575
7.25%, 09/01/36	300	482,471
Province of Manitoba Canada
2.10%, 09/06/22	750	744,655
4.90%, 12/06/16	150	160,849
Province of Nova Scotia
5.13%, 01/26/17	250	269,716
Province of Ontario Canada
1.10%, 10/25/17	900	898,162
1.20%, 02/14/18[a]	600	598,295
1.60%, 09/21/16	400	405,573
2.30%, 05/10/16	600	612,355
3.20%, 05/16/24[a]	800	854,835
4.00%, 10/07/19	1,300	1,430,358
4.40%, 04/14/20[a]	450	506,226
4.95%, 11/28/16	850	911,079

SCHEDULES OF INVESTMENTS	151

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Province of Quebec Canada
2.63%, 02/13/23[a]	$300	$305,456
2.75%, 08/25/21	75	77,667
2.88%, 10/16/24	300	310,046
3.50%, 07/29/20	505	545,105
5.00%, 03/01/16	270	281,980
5.13%, 11/14/16	188	201,827
7.50%, 09/15/29	770	1,155,365

		14,740,005
CHILE — 0.08%
Chile Government International Bond
3.13%, 03/27/25[a]	200	210,500
3.25%, 09/14/21[a]	300	318,750
3.88%, 08/05/20	250	271,875

		801,125
COLOMBIA — 0.40%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	500	473,250
4.38%, 07/12/21[a]	400	426,600
5.00%, 06/15/45 (Call 12/15/44)	800	844,000
6.13%, 01/18/41[a]	600	730,500
7.38%, 01/27/17	500	554,250
7.38%, 03/18/19	400	473,000
7.38%, 09/18/37	550	753,500

		4,255,100
GERMANY — 0.25%
FMS Wertmanagement AoeR
0.63%, 04/18/16	400	400,718
0.63%, 01/30/17[a]	1,300	1,296,579
1.63%, 11/20/18	500	504,438
Landwirtschaftliche Rentenbank
2.00%, 01/13/25	500	495,067

		2,696,802
ISRAEL — 0.09%
Israel Government International Bond
4.50%, 01/30/43	500	528,750
5.13%, 03/26/19	405	457,650

		986,400

Security	Principal (000s)	Value
ITALY — 0.23%
Italy Government International Bond
5.25%, 09/20/16	$350	$372,192
5.38%, 06/12/17	1,000	1,090,500
5.38%, 06/15/33[a]	700	854,839
6.88%, 09/27/23[a]	125	161,544

		2,479,075
JAPAN — 0.35%
Japan Bank for International Cooperation/Japan
1.13%, 07/19/17	600	600,579
1.75%, 05/29/19	800	802,481
2.50%, 05/18/16	500	511,354
Japan Finance Corp.
2.13%, 02/07/19	1,000	1,020,135
2.50%, 01/21/16[a]	300	305,373
Japan Finance Organization for Municipalities
5.00%, 05/16/17	500	542,969

		3,782,891
MEXICO — 0.88%
Mexico Government International Bond
3.63%, 03/15/22[a]	200	208,700
4.75%, 03/08/44	1,500	1,597,500
5.13%, 01/15/20[a]	1,110	1,244,310
5.55%, 01/21/45[a]	1,350	1,613,250
5.63%, 01/15/17	1,350	1,458,000
5.95%, 03/19/19	165	188,760
6.05%, 01/11/40	1,400	1,764,000
6.75%, 09/27/34[a]	500	677,500
7.50%, 04/08/33	120	171,600
11.38%, 09/15/16	400	464,000

		9,387,620
PANAMA — 0.19%
Panama Government International Bond
4.00%, 09/22/24 (Call 06/24/24)[a]	500	525,000
5.20%, 01/30/20	500	556,750
6.70%, 01/26/36[a]	725	957,000

		2,038,750

152	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
PERU — 0.23%
Peruvian Government International Bond
5.63%, 11/18/50	$700	$862,750
6.55%, 03/14/37	250	333,750
7.13%, 03/30/19	150	179,250
7.35%, 07/21/25[a]	400	544,000
8.38%, 05/03/16	250	270,250
8.75%, 11/21/33	155	246,837

		2,436,837
PHILIPPINES — 0.51%
Philippine Government International Bond
3.95%, 01/20/40	750	789,375
4.00%, 01/15/21	2,000	2,187,500
6.38%, 10/23/34	1,800	2,493,000

		5,469,875
POLAND — 0.27%
Poland Government International Bond
4.00%, 01/22/24[a]	700	753,375
5.00%, 03/23/22	355	403,472
5.13%, 04/21/21	300	341,712
6.38%, 07/15/19	1,225	1,433,103

		2,931,662
SOUTH AFRICA — 0.22%
South Africa Government International Bond
4.67%, 01/17/24[a]	700	740,250
5.38%, 07/24/44[a]	650	706,875
5.50%, 03/09/20[a]	300	330,000
6.88%, 05/27/19	500	573,125

		2,350,250
SOUTH KOREA — 0.36%
Export-Import Bank of Korea
2.88%, 01/21/25	300	300,818
3.25%, 08/12/26	200	204,364
4.00%, 01/11/17	500	523,339
5.00%, 04/11/22	500	573,488
5.13%, 06/29/20	950	1,083,589
Republic of Korea
4.13%, 06/10/44[a]	250	299,408
7.13%, 04/16/19	750	904,930

		3,889,936

Security	Principal (000s)	Value
SUPRANATIONAL — 5.55%
African Development Bank
0.88%, 03/15/18	$420	$416,400
1.13%, 03/15/17	1,000	1,006,667
1.25%, 09/02/16	620	626,375
2.38%, 09/23/21	109	112,321
Asian Development Bank
0.50%, 06/20/16	830	829,802
1.13%, 03/15/17	1,250	1,258,845
1.75%, 03/21/19	1,500	1,518,887
1.88%, 10/23/18	205	208,969
2.00%, 01/22/25	1,000	990,996
2.50%, 03/15/16	600	612,653
Corp. Andina de Fomento
4.38%, 06/15/22	609	661,233
Council of Europe Development Bank
1.00%, 03/07/18	350	348,260
1.50%, 02/22/17	1,150	1,165,578
European Bank for Reconstruction & Development
1.00%, 02/16/17	1,100	1,104,927
1.38%, 10/20/16	800	809,530
1.75%, 06/14/19[a]	1,500	1,513,999
European Investment Bank
0.50%, 08/15/16	500	499,490
0.63%, 04/15/16	3,450	3,456,655
0.88%, 04/18/17	4,000	4,005,614
1.00%, 12/15/17	1,150	1,147,997
1.00%, 06/15/18	2,350	2,332,393
1.13%, 09/15/17	1,850	1,856,982
1.75%, 06/17/19[a]	1,500	1,516,209
2.13%, 07/15/16	500	510,961
2.25%, 03/15/16	700	713,325
2.50%, 05/16/16	750	768,252
2.50%, 04/15/21	700	728,482
2.50%, 10/15/24[a]	750	776,564
2.88%, 09/15/20	830	880,686
4.00%, 02/16/21	1,400	1,574,372
4.88%, 01/17/17	120	129,199
4.88%, 02/15/36	250	334,689
5.13%, 05/30/17	210	229,825

SCHEDULES OF INVESTMENTS	153

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Inter-American Development Bank
0.88%, 03/15/18	$2,900	$2,875,145
1.13%, 03/15/17	1,525	1,535,906
1.38%, 10/18/16	475	480,900
3.00%, 02/21/24	1,750	1,884,562
3.88%, 02/14/20[a]	600	664,213
4.38%, 01/24/44[a]	200	255,652
5.13%, 09/13/16	305	325,977
International Bank for Reconstruction & Development
0.88%, 04/17/17[a]	2,500	2,504,606
1.00%, 09/15/16	950	956,244
1.13%, 07/18/17[a]	1,500	1,508,301
1.88%, 03/15/19	2,700	2,749,166
2.13%, 03/15/16	900	915,607
2.50%, 11/25/24	800	827,913
7.63%, 01/19/23	1,050	1,477,530
International Finance Corp.
1.13%, 11/23/16	1,350	1,361,220
1.75%, 09/16/19[a]	1,750	1,768,878
2.13%, 11/17/17	900	925,743
2.25%, 04/11/16	400	407,898
Nordic Investment Bank
0.75%, 01/17/18	650	643,524
1.00%, 03/07/17	42	42,188
2.25%, 03/15/16	600	611,108

		59,369,418
SWEDEN — 0.12%
Svensk Exportkredit AB
1.13%, 04/05/18	900	895,286
5.13%, 03/01/17	385	417,531

		1,312,817
TURKEY — 0.89%
Turkey Government International Bond
3.25%, 03/23/23[a]	2,500	2,365,625
4.88%, 04/16/43	2,300	2,277,713
5.75%, 03/22/24[a]	1,000	1,112,500
6.63%, 02/17/45	900	1,114,308
6.75%, 04/03/18	1,500	1,665,000
7.50%, 07/14/17[a]	900	1,003,104

		9,538,250

Security	Principal (000s)	Value
URUGUAY — 0.16%
Uruguay Government International Bond
4.50%, 08/14/24[a]	$1,250	$1,348,125
5.10%, 06/18/50[a]	400	414,000

		1,762,125

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $134,754,994)		136,345,825

MUNICIPAL DEBT OBLIGATIONS — 3.20%

ARIZONA — 0.03%
Salt River Project Agricultural Improvement & Power District RB BAB
4.84%, 01/01/41	250	304,792

		304,792
CALIFORNIA — 1.05%
Bay Area Toll Authority RB Series S1
6.79%, 04/01/30	200	256,282
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	300	434,565
6.91%, 10/01/50	100	148,818
Series S1
7.04%, 04/01/50	330	497,874
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB
6.00%, 11/01/40	225	290,169
County of Sonoma CA RB Series A
6.00%, 12/01/29 (GTD)	250	303,528
East Bay Municipal Utility District Water System Revenue RB BAB Series B
5.87%, 06/01/40	180	241,691
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	450	676,508
Los Angeles County Metropolitan Transportation Authority RB BAB Series A
5.74%, 06/01/39	60	76,939

154	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Los Angeles County Public Works Financing Authority RB BAB
7.49%, 08/01/33	$40	$53,960
Los Angeles Department of Water & Power RB BAB
6.57%, 07/01/45	305	449,680
6.60%, 07/01/50	165	246,338
Los Angeles Department of Water RB
6.01%, 07/01/39	230	296,288
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	300	383,232
6.76%, 07/01/34	400	560,192
Orange County Local Transportation Authority RB BAB Series A
6.91%, 02/15/41	200	287,480
San Diego County Regional Transportation Commission RB BAB
5.91%, 04/01/48	250	350,355
San Diego County Water Authority Financing Corp. RB BAB
6.14%, 05/01/49	100	138,607
Santa Clara Valley Transportation Authority RB BAB
5.88%, 04/01/32	100	125,946
State of California GO
6.20%, 03/01/19	400	462,528
State of California GO BAB
5.70%, 11/01/21	200	234,774
7.50%, 04/01/34	750	1,137,533
7.55%, 04/01/39	770	1,218,332
7.60%, 11/01/40	965	1,554,876
7.70%, 11/01/30 (Call 11/01/20)	100	126,163
University of California RB BAB
5.77%, 05/15/43	450	590,094
5.95%, 05/15/45	100	130,381

		11,273,133

Security	Principal (000s)	Value
COLORADO — 0.01%
Colorado Bridge Enterprise RB BAB Series A
6.08%, 12/01/40	$100	$131,959

		131,959
CONNECTICUT — 0.05%
State of Connecticut GO Series A
5.85%, 03/15/32	300	378,300
State of Connecticut GO BAB
5.09%, 10/01/30	150	170,847

		549,147
DISTRICT OF COLUMBIA — 0.02%
District of Columbia Water & Sewer Authority RB
4.81%, 10/01/14	150	179,899

		179,899
FLORIDA — 0.04%
State Board of Administration Finance Corp. RB Series A
3.00%, 07/01/20	400	408,604

		408,604
GEORGIA — 0.08%
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010A
6.64%, 04/01/57	250	336,200
Project M, Series 2010A
6.66%, 04/01/57	200	266,918
State of Georgia GO BAB Series H
4.50%, 11/01/25	200	225,074

		828,192
ILLINOIS — 0.41%
Chicago Board of Education GO BAB Series E
6.14%, 12/01/39	125	128,356
Chicago Transit Authority RB Series A
6.90%, 12/01/40	340	440,212

SCHEDULES OF INVESTMENTS	155

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
City of Chicago IL GO Series B
6.31%, 01/01/44	$100	$104,577
Series C
7.78%, 01/01/35	125	151,465
City of Chicago IL Wastewater Transmission Revenue RB BAB Series B
6.90%, 01/01/40	105	137,212
City of Chicago IL Waterworks Revenue RB BAB Series B
6.74%, 11/01/40	50	65,791
Illinois State Toll Highway Authority RB BAB Series B
5.85%, 12/01/34	105	135,120
Metropolitan Water Reclamation District of Greater Chicago GOL BAB
5.72%, 12/01/38	200	254,982
State of Illinois GO
4.95%, 06/01/23	250	264,848
5.10%, 06/01/33	950	958,759
5.37%, 03/01/17	250	268,762
5.88%, 03/01/19	210	232,670
State of Illinois GO BAB Series 3
6.73%, 04/01/35	100	113,519
Series 5
7.35%, 07/01/35	1,000	1,193,210

		4,449,483
KENTUCKY — 0.01%
Louisville & Jefferson County Metropolitan Sewer District RB BAB
6.25%, 05/15/43	100	138,487

		138,487
MASSACHUSETTS — 0.07%
Commonwealth of Massachusetts GOL BAB Series D
4.50%, 08/01/31	230	255,431

Security	Principal (000s)	Value
Series E
4.20%, 12/01/21	$85	$94,348
Commonwealth of Massachusetts RB BAB Series A
5.73%, 06/01/40	100	130,997
Massachusetts School Building Authority RB BAB
5.72%, 08/15/39	205	265,645

		746,421
MISSISSIPPI — 0.01%
State of Mississippi GO BAB
5.25%, 11/01/34	100	118,575

		118,575
MISSOURI — 0.01%
University of Missouri RB BAB
5.79%, 11/01/41	40	54,496

		54,496
NEVADA — 0.01%
County of Clark Department of Aviation RB BAB Series C
6.82%, 07/01/45	40	58,664

		58,664
NEW JERSEY — 0.22%
New Jersey Economic Development Authority RB
Series A
7.43%, 02/15/29 (NPFGC)	300	383,826
Series B
0.00%, 02/15/20 (AGM)	300	256,347
0.00%, 02/15/23 (AGM)	120	86,933
0.00%, 02/15/24 (AGM)	250	173,018
New Jersey State Turnpike Authority RB BAB
7.10%, 01/01/41	77	112,817
Series F
7.41%, 01/01/40	335	512,148
New Jersey Transportation Trust Fund Authority RB
6.56%, 12/15/40	150	194,991

156	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
New Jersey Transportation Trust Fund Authority RB BAB
Series C
5.75%, 12/15/28	$250	$285,907
6.10%, 12/15/28 (Call 12/15/20)	250	276,275
Rutgers The State University of New Jersey RB BAB
5.67%, 05/01/40	100	129,151

		2,411,413
NEW YORK — 0.50%
City of New York NY GO BAB
5.85%, 06/01/40	250	327,770
5.97%, 03/01/36	150	201,063
Metropolitan Transportation Authority RB BAB
6.67%, 11/15/39	200	279,636
7.34%, 11/15/39	250	386,330
Series C-1
6.69%, 11/15/40	330	461,752
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37	205	259,969
5.57%, 11/01/38	300	379,506
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	125	161,009
5.72%, 06/15/42	350	465,545
5.75%, 06/15/41	320	422,166
New York State Dormitory Authority RB BAB
5.63%, 03/15/39	250	311,730
Series H
5.43%, 03/15/39	200	248,452
New York State Urban Development Corp. RB BAB
5.77%, 03/15/39	275	340,101
Port Authority of New York & New Jersey RB
4.46%, 10/01/62	50	54,651
4.93%, 10/01/51 (GOI)	250	291,855
5.86%, 12/01/24 (GOI)	325	401,716
6.04%, 12/01/29 (GOI)	250	322,043

		5,315,294

Security	Principal (000s)	Value
NORTH CAROLINA — 0.01%
University of North Carolina at Chapel Hill RB
3.85%, 12/01/34	$100	$107,710

		107,710
OHIO — 0.12%
American Municipal Power Inc. RB BAB
7.50%, 02/15/50	395	583,064
8.08%, 02/15/50	100	161,545
Series E
6.27%, 02/15/50	100	127,624
Northeast Ohio Regional Sewer District RB BAB
6.04%, 11/15/40 (Call 11/15/20)	100	115,795
Ohio State University (The) RB BAB
4.91%, 06/01/40	270	324,340

		1,312,368
OREGON — 0.10%
Oregon School Boards Association GOL
4.76%, 06/30/28 (AMBAC GTD)	230	259,675
State of Oregon Department of Transportation RB BAB Series 2010A
5.83%, 11/15/34	250	327,580
State of Oregon GO
5.76%, 06/01/23	250	294,805
5.89%, 06/01/27[a]	200	249,712

		1,131,772
PENNSYLVANIA — 0.04%
Commonwealth of Pennsylvania GO BAB Series B
4.65%, 02/15/26	300	334,932
Pennsylvania Turnpike Commission RB BAB Series B
5.51%, 12/01/45	40	50,222

		385,154

SCHEDULES OF INVESTMENTS	157

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
SOUTH CAROLINA — 0.02%
South Carolina State Public Service Authority RB Series C
6.45%, 01/01/50	$200	$267,710

		267,710
TEXAS — 0.33%
City of Houston TX GOL Series A
6.29%, 03/01/32[a]	150	185,466
City Public Service Board of San Antonio TX RB Series C
5.99%, 02/01/39	130	176,428
City Public Service Board of San Antonio TX RB BAB
5.72%, 02/01/41	250	330,428
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	300	415,671
Dallas County Hospital District GOL BAB Series C
5.62%, 08/15/44	100	132,925
North Texas Tollway Authority RB BAB
6.72%, 01/01/49[a]	250	369,638
State of Texas GO BAB
5.52%, 04/01/39	300	400,977
Series A
4.63%, 04/01/33	300	348,450
Texas Transportation Commission State Highway Fund RB BAB Series B
5.03%, 04/01/26	100	117,988
5.18%, 04/01/30	400	484,032
University of Texas System (The) RB Series D
5.13%, 08/15/42	220	273,440
University of Texas System (The) RB BAB Series B
6.28%, 08/15/41 (Call 08/15/19)	225	256,727

		3,492,170

Security	Principal or Shares (000s)	Value
UTAH — 0.01%
State of Utah GO BAB Series D
4.55%, 07/01/24	$75	$84,872

		84,872
WASHINGTON — 0.04%
State of Washington GO BAB Series D
5.48%, 08/01/39	250	318,925
Washington State Convention Center Public Facilities District RB BAB
6.79%, 07/01/40	50	64,465

		383,390
WISCONSIN — 0.01%
State of Wisconsin RB Series A
5.70%, 05/01/26 (AGM)	125	150,335

		150,335

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $30,700,596)		34,284,040

SHORT-TERM INVESTMENTS — 9.37%

MONEY MARKET FUNDS — 9.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[c,g,h]	80,919	80,918,714
BlackRock Cash Funds: Prime, SL Agency Shares
0.15%[c,g,h]	6,588	6,587,911
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,g]	12,797	12,797,370

		100,303,995

TOTAL SHORT-TERM INVESTMENTS
(Cost: $100,303,995)		100,303,995

158	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. CREDIT BOND ETF

February 28, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 107.60%
(Cost: $1,118,966,765)	$1,152,129,380
Other Assets, Less Liabilities — (7.60)%	(81,378,361)

NET ASSETS — 100.00%	$1,070,751,019

BAB  —  Build America Bond

GO  —  General Obligation

GOI  —  General Obligation of the Issuer

GOL  —  General Obligation Limited

GTD  —  Guaranteed by the Commonwealth, County or State

RB  —  Revenue Bond

Insured by:

AGM  —  Assured Guaranty Municipal Corp.

NPFGC  —  National Public Finance Guarantee Corp.

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[c]	Affiliated issuer. See Note 2.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Variable rate security. Rate shown is as of report date.
[f]	Investments are denominated in U.S. dollars.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	159

Schedule of Investments

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 83.43%

ADVERTISING — 0.22%
Interpublic Group of Companies Inc. (The)
2.25%, 11/15/17	$1,500	$1,505,736
3.75%, 02/15/23	1,120	1,139,051
4.00%, 03/15/22	595	615,178
4.20%, 04/15/24	1,250	1,312,505
Omnicom Group Inc.
3.63%, 05/01/22	2,992	3,140,678
4.45%, 08/15/20	1,665	1,829,275
5.90%, 04/15/16	1,373	1,443,851
6.25%, 07/15/19	1,000	1,165,476
WPP Finance 2010
3.63%, 09/07/22	1,900	1,978,988

		14,130,738
AEROSPACE & DEFENSE — 0.94%
Boeing Capital Corp.
2.13%, 08/15/16 (Call 07/15/16)	2,100	2,140,412
2.90%, 08/15/18 (Call 07/15/18)	575	602,318
4.70%, 10/27/19	1,500	1,689,558
Boeing Co. (The)
2.50%, 03/01/25 (Call 12/01/24)	555	551,444
2.85%, 10/30/24 (Call 07/30/24)[a]	1,250	1,271,440
4.88%, 02/15/20	997	1,136,451
6.00%, 03/15/19	2,450	2,853,920
8.75%, 08/15/21	420	575,477
Embraer Overseas Ltd.
5.70%, 09/16/23[a,b]	2,146	2,266,712
Exelis Inc.
4.25%, 10/01/16	150	156,180
5.55%, 10/01/21	700	754,516
General Dynamics Corp.
1.00%, 11/15/17	500	497,962
2.25%, 07/15/16	1,650	1,682,503
2.25%, 11/15/22 (Call 08/15/22)	2,500	2,435,284
3.88%, 07/15/21 (Call 04/15/21)	500	544,028

Security	Principal (000s)	Value
L-3 Communications Corp.
1.50%, 05/28/17	$1,450	$1,437,212
3.95%, 11/15/16	950	987,342
3.95%, 05/28/24 (Call 02/28/24)[a]	1,560	1,590,423
4.75%, 07/15/20	936	1,009,276
4.95%, 02/15/21 (Call 11/15/20)	1,188	1,288,980
5.20%, 10/15/19	1,210	1,337,609
Lockheed Martin Corp.
2.13%, 09/15/16	2,150	2,191,708
2.90%, 03/01/25 (Call 12/01/24)	225	226,661
3.35%, 09/15/21	1,146	1,207,699
4.25%, 11/15/19	1,322	1,451,566
Northrop Grumman Corp.
1.75%, 06/01/18	4,925	4,921,645
3.25%, 08/01/23	170	174,375
3.50%, 03/15/21	1,500	1,572,958
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	2,988	2,958,045
3.15%, 12/15/24 (Call 09/15/24)[a]	570	586,448
4.40%, 02/15/20	1,100	1,217,179
6.40%, 12/15/18	760	886,511
Rockwell Collins Inc.
3.10%, 11/15/21 (Call 08/15/21)	950	980,706
3.70%, 12/15/23 (Call 09/15/23)	1,500	1,593,336
5.25%, 07/15/19	350	387,726
United Technologies Corp.
1.80%, 06/01/17	1,411	1,439,110
3.10%, 06/01/22	8,246	8,570,367
4.50%, 04/15/20	1,653	1,842,659
5.38%, 12/15/17	112	124,709
6.13%, 02/01/19	960	1,116,969
8.75%, 03/01/21	100	134,731

		60,394,155
AGRICULTURE — 0.87%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	5,341	5,415,700

160	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
2.85%, 08/09/22	$4,350	$4,325,987
2.95%, 05/02/23[a]	500	498,082
4.00%, 01/31/24[a]	2,500	2,675,429
4.75%, 05/05/21	1,550	1,724,625
9.25%, 08/06/19	2,101	2,702,049
9.70%, 11/10/18	1,709	2,167,863
Archer-Daniels-Midland Co.
4.48%, 03/01/21	1,645	1,824,985
5.45%, 03/15/18	750	838,122
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	1,140	1,173,387
8.50%, 06/15/19	1,540	1,871,197
Bunge N.A. Finance LP
5.90%, 04/01/17	250	269,509
Lorillard Tobacco Co.
3.50%, 08/04/16	385	396,346
3.75%, 05/20/23 (Call 02/20/23)[a]	1,200	1,216,274
6.88%, 05/01/20	2,927	3,480,817
8.13%, 06/23/19	1,947	2,373,694
Philip Morris International Inc.
1.13%, 08/21/17	3,900	3,897,311
1.63%, 03/20/17	2,050	2,075,825
1.88%, 01/15/19	1,800	1,809,473
2.50%, 05/16/16[a]	2,340	2,390,485
2.63%, 03/06/23[a]	250	248,603
2.90%, 11/15/21	205	209,982
3.25%, 11/10/24	965	997,215
3.60%, 11/15/23	575	611,082
4.13%, 05/17/21	1,000	1,095,711
4.50%, 03/26/20	1,796	1,997,327
5.65%, 05/16/18	2,610	2,950,491
Reynolds American Inc.
3.25%, 11/01/22	3,600	3,587,071
4.85%, 09/15/23[a]	500	551,270
6.75%, 06/15/17	522	579,004

		55,954,916
AIRLINES — 0.19%
American Airlines 2013-2 Pass Through Trust Class A
4.95%, 07/15/24	2,748	2,987,926
American Airlines Inc. 2011-1 Pass Through Trust Class A
5.25%, 07/31/22	289	315,136

Security	Principal (000s)	Value
Continental Airlines Inc. 2009-1 Pass Through Trust
9.00%, 01/08/18[a]	$179	$194,320
Continental Airlines Inc. 2010-1 Pass Through Trust Class A
4.75%, 07/12/22	320	343,693
Delta Air Lines Inc. 2007-1 Pass Through Trust Class A
6.82%, 02/10/24	1,452	1,710,080
Delta Air Lines Inc. 2010-1 Pass Through Trust Class A
6.20%, 01/02/20[a]	866	952,485
Delta Air Lines Inc. 2012-1 Pass Through Trust Class A
4.75%, 11/07/21	995	1,071,638
Northwest Airlines Inc. 2007-1 Pass Through Trust Class A
7.03%, 05/01/21	22	25,133
Southwest Airlines Co.
5.13%, 03/01/17	200	214,835
5.75%, 12/15/16	901	972,429
Southwest Airlines Co. 2007-1 Pass Through Trust
6.15%, 02/01/24	1,433	1,654,933
UAL 2009-1 Pass Through Trust
10.40%, 05/01/18	702	774,645
UAL 2009-2 Pass Through Trust Class A
9.75%, 07/15/18	950	1,054,229

		12,271,482
APPAREL — 0.05%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	1,350	1,329,812
VF Corp.
3.50%, 09/01/21 (Call 06/21/21)	880	932,451
5.95%, 11/01/17	725	810,965

		3,073,228
AUTO MANUFACTURERS — 0.75%
American Honda Finance Corp.
1.55%, 12/11/17	7,200	7,262,030
2.13%, 10/10/18	2,700	2,744,599
2.25%, 08/15/19	1,750	1,777,267

SCHEDULES OF INVESTMENTS	161

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Ford Motor Co.
6.50%, 08/01/18[a]	$1,500	$1,713,732
PACCAR Financial Corp.
0.80%, 02/08/16	2,050	2,055,671
Toyota Motor Credit Corp.
1.13%, 05/16/17	6,500	6,525,726
1.25%, 10/05/17	2,625	2,634,814
1.38%, 01/10/18	788	790,724
1.45%, 01/12/18	2,125	2,136,829
2.00%, 09/15/16	1,669	1,702,064
2.05%, 01/12/17[a]	1,797	1,838,355
2.10%, 01/17/19	1,650	1,675,669
2.63%, 01/10/23	3,900	3,922,592
2.80%, 01/11/16[a]	2,332	2,380,314
3.30%, 01/12/22	4,362	4,622,339
3.40%, 09/15/21	1,982	2,110,707
4.25%, 01/11/21	1,750	1,938,741
Series B
4.50%, 06/17/20	146	163,205

		47,995,378
AUTO PARTS & EQUIPMENT — 0.19%
BorgWarner Inc.
4.63%, 09/15/20	600	662,174
Delphi Corp.
4.15%, 03/15/24 (Call 12/15/23)[a]	1,275	1,351,830
5.00%, 02/15/23 (Call 02/15/18)	2,000	2,155,000
6.13%, 05/15/21 (Call 05/15/16)	10	10,900
Johnson Controls Inc.
2.60%, 12/01/16	1,000	1,022,352
3.63%, 07/02/24 (Call 04/02/24)	460	475,198
3.75%, 12/01/21 (Call 09/01/21)[a]	1,250	1,316,036
4.25%, 03/01/21	1,450	1,565,077
5.00%, 03/30/20	400	445,331
5.50%, 01/15/16	890	926,566
Magna International Inc.
3.63%, 06/15/24 (Call 03/15/24)	2,000	2,045,242

		11,975,706

Security	Principal (000s)	Value
BANKS — 23.02%
Abbey National Treasury Services PLC/London
1.38%, 03/13/17	$1,000	$999,433
1.65%, 09/29/17	1,750	1,751,606
4.00%, 04/27/16	1,257	1,299,122
4.00%, 03/13/24	2,300	2,472,691
AgriBank FCB
Series AI
9.13%, 07/15/19	1,000	1,267,798
American Express Bank FSB
6.00%, 09/13/17	810	899,771
American Express Centurion Bank
6.00%, 09/13/17	1,250	1,388,535
Associated Banc-Corp.
5.13%, 03/28/16 (Call 02/28/16)	700	727,335
Australia & New Zealand Banking Group Ltd./New York NY
0.90%, 02/12/16	1,000	1,003,270
1.25%, 01/10/17[a]	3,000	3,008,061
1.50%, 01/16/18	2,000	1,992,639
1.88%, 10/06/17	2,000	2,020,386
2.25%, 06/13/19	2,320	2,342,360
Banco do Brasil SA
3.88%, 01/23/17	2,000	2,047,500
3.88%, 10/10/22	3,500	3,158,750
Bancolombia SA
5.95%, 06/03/21	3,200	3,532,160
Bank of America Corp.
1.70%, 08/25/17	13,500	13,531,632
2.00%, 01/11/18	5,300	5,321,807
2.60%, 01/15/19[a]	6,900	7,000,874
2.65%, 04/01/19[a]	2,100	2,133,095
3.30%, 01/11/23	13,100	13,214,635
3.63%, 03/17/16	1,930	1,980,394
3.88%, 03/22/17	5,911	6,194,046
4.00%, 04/01/24[a]	11,000	11,623,772
4.00%, 01/22/25	2,500	2,529,916
4.10%, 07/24/23	2,000	2,123,800
4.13%, 01/22/24	2,500	2,663,111
4.20%, 08/26/24[a]	5,150	5,319,826
5.00%, 05/13/21	2,390	2,679,509
5.42%, 03/15/17[a]	4,050	4,329,262

162	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.49%, 03/15/19	$2,800	$3,096,577
5.63%, 10/14/16	1,090	1,164,316
5.63%, 07/01/20	3,030	3,470,001
5.65%, 05/01/18	3,845	4,264,524
5.70%, 05/02/17	1,110	1,196,161
5.70%, 01/24/22	1,240	1,441,037
5.75%, 08/15/16	1,080	1,143,040
5.75%, 12/01/17	3,030	3,345,033
5.88%, 01/05/21	3,695	4,302,695
6.00%, 09/01/17	1,500	1,655,146
6.05%, 05/16/16	2,350	2,477,402
6.40%, 08/28/17	3,265	3,634,105
6.50%, 08/01/16	4,450	4,773,492
6.50%, 07/15/18	4,830	5,509,539
6.88%, 04/25/18	2,175	2,491,219
6.88%, 11/15/18	1,807	2,098,862
7.63%, 06/01/19	3,185	3,845,717
7.80%, 09/15/16	1,850	2,018,200
Series 1
3.75%, 07/12/16	4,750	4,909,820
Bank of America N.A.
1.25%, 02/14/17	5,000	4,999,671
5.30%, 03/15/17	5,875	6,290,497
6.10%, 06/15/17	3,850	4,215,525
Bank of Montreal
1.30%, 07/14/17 (Call 06/14/17)	2,500	2,499,796
1.40%, 09/11/17[a]	1,000	999,669
1.45%, 04/09/18 (Call 03/09/18)	5,500	5,466,582
2.38%, 01/25/19 (Call 12/25/18)	1,920	1,950,318
2.50%, 01/11/17	1,695	1,738,163
Bank of New York Mellon Corp. (The)
1.97%, 06/20/17[c]	500	505,360
2.10%, 08/01/18[a]	2,000	2,027,704
2.10%, 01/15/19 (Call 12/15/18)	2,000	2,009,902
2.20%, 05/15/19 (Call 04/15/19)	1,500	1,507,440
2.30%, 07/28/16	1,410	1,438,490
2.30%, 09/11/19 (Call 08/11/19)	1,295	1,308,489

Security	Principal (000s)	Value
3.00%, 02/24/25	$415	$418,802
3.40%, 05/15/24 (Call 04/15/24)	2,140	2,200,425
3.55%, 09/23/21 (Call 08/23/21)	2,025	2,150,977
4.15%, 02/01/21	1,250	1,369,702
4.60%, 01/15/20	1,090	1,211,082
5.45%, 05/15/19	800	902,023
5.50%, 12/01/17	2,590	2,857,431
Series G
2.15%, 02/24/20 (Call 01/24/20)	3,000	3,009,233
Bank of Nova Scotia (The)
0.95%, 03/15/16	1,000	1,003,584
1.10%, 12/13/16	1,500	1,502,022
1.25%, 04/11/17	1,500	1,501,450
1.30%, 07/21/17	5,000	4,999,591
1.38%, 07/15/16	1,600	1,611,358
1.45%, 04/25/18[a]	2,839	2,818,049
2.55%, 01/12/17	5,179	5,319,719
2.90%, 03/29/16	1,964	2,012,379
4.38%, 01/13/21	1,634	1,805,465
Barclays Bank PLC
2.50%, 02/20/19	4,350	4,428,633
3.75%, 05/15/24	5,800	6,131,664
5.00%, 09/22/16	2,563	2,718,097
5.13%, 01/08/20	1,595	1,805,931
5.14%, 10/14/20	2,376	2,630,113
6.75%, 05/22/19	2,194	2,602,003
Barclays PLC
2.75%, 11/08/19	6,150	6,230,093
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	2,900	2,880,280
1.60%, 08/15/17 (Call 07/14/17)	1,567	1,562,369
2.15%, 03/22/17 (Call 02/22/17)	1,701	1,727,991
2.25%, 02/01/19 (Call 01/02/19)	1,800	1,809,657
2.45%, 01/15/20 (Call 12/15/19)	2,000	2,017,679
3.20%, 03/15/16 (Call 02/16/16)	745	761,652

SCHEDULES OF INVESTMENTS	163

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.95%, 03/22/22 (Call 02/22/22)[a]	$2,425	$2,576,407
4.90%, 06/30/17	200	212,181
5.20%, 12/23/15	1,989	2,057,967
5.25%, 11/01/19	1,100	1,232,235
BNP Paribas SA
1.25%, 12/12/16	600	600,384
1.38%, 03/17/17	30	30,025
2.38%, 09/14/17	4,900	4,993,589
2.40%, 12/12/18[a]	500	507,215
2.45%, 03/17/19[a]	3,000	3,056,444
2.70%, 08/20/18[a]	4,610	4,733,033
3.25%, 03/03/23	2,250	2,305,417
3.60%, 02/23/16	1,420	1,458,599
4.25%, 10/15/24[a]	1,500	1,556,008
5.00%, 01/15/21	3,480	3,951,566
BNY Mellon N.A.
5.45%, 04/01/16[a]	170	178,787
BPCE SA
2.25%, 01/27/20	4,000	4,017,809
2.50%, 12/10/18	5,000	5,086,486
2.50%, 07/15/19	3,500	3,553,208
4.00%, 04/15/24	1,725	1,852,747
Branch Banking & Trust Co.
1.05%, 12/01/16 (Call 11/01/16)	4,000	3,992,845
Canadian Imperial Bank of Commerce/Canada
2.35%, 12/11/15	1,397	1,417,263
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	5,000	5,028,199
3.15%, 07/15/16	1,238	1,270,690
3.20%, 02/05/25 (Call 01/05/25)	1,040	1,029,243
3.50%, 06/15/23	1,200	1,216,980
4.75%, 07/15/21	1,200	1,335,389
6.15%, 09/01/16	1,053	1,125,304
6.75%, 09/15/17	883	993,259
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	4,000	3,992,803

Security	Principal (000s)	Value
2.40%, 09/05/19 (Call 08/15/19)	$2,500	$2,504,883
2.95%, 07/23/21	2,000	2,016,989
Citigroup Inc.
1.30%, 04/01/16	2,200	2,205,825
1.30%, 11/15/16	6,000	5,994,591
1.35%, 03/10/17	5,000	4,984,759
1.75%, 05/01/18	6,500	6,459,937
1.80%, 02/05/18	2,865	2,855,943
2.40%, 02/18/20	2,335	2,328,081
2.50%, 07/29/19[a]	6,000	6,036,516
2.55%, 04/08/19	10,100	10,236,381
3.38%, 03/01/23	1,000	1,019,141
3.50%, 05/15/23[a]	2,000	1,989,624
3.88%, 10/25/23	1,000	1,050,391
3.95%, 06/15/16	1,532	1,585,693
4.00%, 08/05/24[a]	5,000	5,105,178
4.05%, 07/30/22	4,000	4,133,759
4.45%, 01/10/17	1,862	1,962,148
4.50%, 01/14/22	3,185	3,489,232
5.38%, 08/09/20	1,738	1,976,041
5.50%, 02/15/17	4,075	4,369,658
5.85%, 08/02/16	1,041	1,106,577
6.00%, 08/15/17	4,020	4,433,627
6.13%, 11/21/17	2,750	3,066,573
6.13%, 05/15/18	1,700	1,913,726
8.50%, 05/22/19	2,400	2,987,617
City National Corp./CA
5.25%, 09/15/20	500	567,833
Comerica Bank
5.20%, 08/22/17	3,050	3,263,627
5.75%, 11/21/16	110	118,360
Commonwealth Bank of Australia/New York NY
1.13%, 03/13/17	4,500	4,490,236
1.90%, 09/18/17	3,500	3,534,558
2.25%, 03/13/19	2,000	2,015,117
2.30%, 09/06/19	2,000	2,014,239
Compass Bank
1.85%, 09/29/17 (Call 08/29/17)	5,000	5,003,238
6.40%, 10/01/17	320	341,875

164	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
2.25%, 01/14/19	$7,000	$7,045,588
3.38%, 01/19/17	7,151	7,432,456
3.88%, 02/08/22	2,360	2,536,934
3.95%, 11/09/22	3,500	3,585,525
4.50%, 01/11/21	2,160	2,394,893
4.63%, 12/01/23[a]	4,800	5,198,866
Credit Suisse/New York NY
1.38%, 05/26/17	750	748,215
1.75%, 01/29/18	4,000	3,994,177
2.30%, 05/28/19	3,000	3,022,519
3.00%, 10/29/21	2,580	2,626,261
3.63%, 09/09/24	4,000	4,157,589
4.38%, 08/05/20	2,620	2,870,128
5.30%, 08/13/19	2,058	2,308,104
5.40%, 01/14/20	2,260	2,534,011
6.00%, 02/15/18[a]	8,283	9,198,569
Deutsche Bank AG/London
1.35%, 05/30/17	3,150	3,140,731
1.40%, 02/13/17	1,500	1,501,340
2.50%, 02/13/19[a]	2,650	2,693,629
3.25%, 01/11/16	2,298	2,344,273
3.70%, 05/30/24	1,430	1,498,125
4.30%, 05/24/28 (Call 05/24/23)[d]	5,000	4,997,322
6.00%, 09/01/17	2,920	3,235,658
Discover Bank/Greenwood DE
4.20%, 08/08/23	5,000	5,339,187
7.00%, 04/15/20	1,000	1,190,994
Fifth Third Bancorp
2.30%, 03/01/19 (Call 01/30/19)	1,900	1,906,842
3.50%, 03/15/22 (Call 02/15/22)	1,300	1,352,734
3.63%, 01/25/16	1,565	1,602,587
4.30%, 01/16/24 (Call 12/16/23)[a]	1,000	1,065,304
4.50%, 06/01/18	1,180	1,267,279
5.45%, 01/15/17	950	1,014,383
Fifth Third Bank/Cincinnati OH
1.15%, 11/18/16 (Call 10/18/16)	3,200	3,197,100

Security	Principal (000s)	Value
2.38%, 04/25/19 (Call 03/25/19)	$2,500	$2,526,292
First Horizon National Corp.
5.38%, 12/15/15	1,400	1,443,205
First Republic Bank/CA
2.38%, 06/17/19 (Call 05/17/19)	320	321,806
First Tennessee Bank N.A.
2.95%, 12/01/19 (Call 11/01/19)	1,000	1,006,340
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	8,700	8,844,860
2.55%, 10/23/19	13,500	13,586,108
2.60%, 04/23/20 (Call 03/23/20)	2,710	2,718,533
2.63%, 01/31/19	6,000	6,087,464
2.90%, 07/19/18	7,500	7,706,919
3.50%, 01/23/25 (Call 10/23/24)[a]	5,000	5,064,286
3.63%, 02/07/16	4,843	4,964,293
3.63%, 01/22/23	3,250	3,356,364
3.85%, 07/08/24 (Call 04/08/24)	10,000	10,451,043
4.00%, 03/03/24	6,300	6,654,748
5.25%, 07/27/21	2,600	2,946,046
5.35%, 01/15/16	1,533	1,592,579
5.38%, 03/15/20	1,330	1,502,991
5.63%, 01/15/17	5,798	6,206,208
5.75%, 10/01/16	2,581	2,760,243
5.75%, 01/24/22	1,600	1,866,504
5.95%, 01/18/18	2,270	2,528,404
6.00%, 06/15/20[a]	2,100	2,444,536
6.15%, 04/01/18	4,356	4,900,626
6.25%, 09/01/17	2,880	3,200,658
7.50%, 02/15/19	2,830	3,376,971
HSBC Bank USA N.A./New York NY
4.88%, 08/24/20	4,100	4,526,445
HSBC Holdings PLC
4.00%, 03/30/22	3,711	3,987,018
4.25%, 03/14/24[a]	4,675	4,917,537
4.88%, 01/14/22	2,000	2,253,254
5.10%, 04/05/21	2,358	2,663,576

SCHEDULES OF INVESTMENTS	165

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
HSBC USA Inc.
1.63%, 01/16/18	$3,600	$3,599,338
2.25%, 06/23/19[a]	8,500	8,547,389
2.38%, 11/13/19	7,000	7,053,157
3.50%, 06/23/24	1,500	1,571,314
Huntington National Bank (The)
1.30%, 11/20/16 (Call 10/20/16)	1,900	1,899,239
2.20%, 04/01/19 (Call 03/01/19)	2,500	2,499,622
2.40%, 04/01/20	2,000	2,008,089
Intesa Sanpaolo SpA
2.38%, 01/13/17	500	504,759
3.13%, 01/15/16	2,500	2,539,378
3.88%, 01/16/18	4,200	4,382,765
3.88%, 01/15/19	1,500	1,564,146
5.25%, 01/12/24	2,975	3,343,848
JPMorgan Chase & Co.
1.35%, 02/15/17	7,000	7,013,020
1.63%, 05/15/18[a]	3,300	3,281,923
1.80%, 01/25/18[a]	5,500	5,515,256
2.00%, 08/15/17	1,900	1,925,882
2.20%, 10/22/19	5,500	5,474,964
2.25%, 01/23/20 (Call 12/23/19)	5,000	4,971,529
2.35%, 01/28/19	6,500	6,547,527
2.60%, 01/15/16	1,500	1,523,441
3.13%, 01/23/25 (Call 10/23/24)	3,500	3,465,217
3.15%, 07/05/16	7,250	7,432,680
3.20%, 01/25/23[a]	8,000	8,109,971
3.25%, 09/23/22	2,000	2,039,968
3.38%, 05/01/23	5,050	5,004,280
3.45%, 03/01/16	1,756	1,798,997
3.63%, 05/13/24[a]	2,000	2,074,816
3.88%, 02/01/24[a]	11,000	11,612,942
3.88%, 09/10/24	4,000	4,077,330
4.25%, 10/15/20	2,010	2,181,981
4.35%, 08/15/21	2,050	2,235,976
4.40%, 07/22/20	4,450	4,861,293
4.50%, 01/24/22	4,800	5,291,689
4.63%, 05/10/21	1,300	1,437,569
4.95%, 03/25/20	3,000	3,354,711

Security	Principal (000s)	Value
6.00%, 01/15/18	$2,980	$3,334,858
6.13%, 06/27/17	3,460	3,806,792
6.30%, 04/23/19	1,475	1,709,840
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	11,161	12,367,762
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	1,000	999,957
2.25%, 03/16/20	905	906,112
2.50%, 12/15/19	625	631,935
5.45%, 03/03/16	2,026	2,118,000
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	2,700	2,721,861
5.10%, 03/24/21[a]	1,199	1,358,680
KfW
0.50%, 04/19/16	8,600	8,603,296
0.63%, 12/15/16	5,000	4,996,186
0.75%, 03/17/17[a]	25,250	25,238,231
0.88%, 12/15/17	10,000	9,945,702
1.00%, 06/11/18	6,000	5,956,150
1.25%, 10/05/16	7,200	7,271,120
1.25%, 02/15/17	5,200	5,250,353
1.75%, 10/15/19	6,000	6,056,434
1.88%, 04/01/19	13,900	14,133,640
2.00%, 06/01/16	2,850	2,901,861
2.13%, 01/17/23	10,050	10,157,605
2.38%, 08/25/21	5,250	5,427,681
2.50%, 11/20/24	13,000	13,447,205
2.63%, 02/16/16	1,400	1,429,413
2.63%, 01/25/22	4,750	4,976,584
2.75%, 09/08/20[a]	1,850	1,950,862
2.75%, 10/01/20	6,200	6,540,029
4.00%, 01/27/20	6,398	7,112,307
4.50%, 07/16/18	1,747	1,932,150
4.88%, 01/17/17[a]	6,850	7,378,265
4.88%, 06/17/19	2,690	3,066,826
5.13%, 03/14/16	1,400	1,467,350
Series G
4.38%, 03/15/18	2,850	3,120,855
Korea Development Bank (The)
1.50%, 01/22/18	3,500	3,472,657
2.50%, 03/11/20	1,500	1,513,844
3.00%, 09/14/22[a]	3,000	3,050,106

166	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.25%, 03/09/16	$2,400	$2,451,855
3.50%, 08/22/17	2,930	3,054,515
3.88%, 05/04/17	450	470,822
4.00%, 09/09/16	1,500	1,561,118
4.63%, 11/16/21[a]	3,000	3,360,972
Landwirtschaftliche Rentenbank
1.00%, 04/04/18	5,100	5,069,416
1.38%, 10/23/19[a]	6,050	6,002,001
1.88%, 09/17/18	2,500	2,547,462
2.13%, 07/15/16	1,550	1,583,764
2.25%, 10/01/21	500	511,746
2.38%, 09/13/17	2,000	2,068,213
2.50%, 02/15/16	1,100	1,121,749
5.00%, 11/08/16	2,330	2,498,097
5.13%, 02/01/17	850	920,356
Lloyds Bank PLC
2.35%, 09/05/19[a]	500	504,628
4.20%, 03/28/17	1,990	2,103,406
4.88%, 01/21/16	1,441	1,493,385
6.38%, 01/21/21	3,517	4,236,701
Lloyds Banking Group PLC
4.50%, 11/04/24	610	637,581
Manufacturers & Traders Trust Co.
1.45%, 03/07/18 (Call 02/05/18)	3,500	3,471,174
2.25%, 07/25/19 (Call 06/25/19)[a]	2,000	2,005,432
2.90%, 02/06/25 (Call 01/06/25)	1,500	1,488,180
5.63%, 12/01/21 (Call 12/01/16)[d]	2,000	2,067,991
6.63%, 12/04/17	1,000	1,118,801
Mellon Funding Corp.
5.50%, 11/15/18	1,160	1,298,920
Morgan Stanley
1.75%, 02/25/16	1,509	1,521,034
2.13%, 04/25/18	6,500	6,534,251
2.38%, 07/23/19	3,000	3,002,621
2.50%, 01/24/19	16,050	16,286,648
2.65%, 01/27/20	3,060	3,086,155
3.70%, 10/23/24	15,000	15,500,530
3.75%, 02/25/23	7,900	8,258,970
3.80%, 04/29/16	1,600	1,647,742

Security	Principal (000s)	Value
4.10%, 05/22/23	$1,000	$1,031,467
4.75%, 03/22/17	7,000	7,458,867
4.88%, 11/01/22	2,500	2,716,497
5.45%, 01/09/17	2,115	2,265,122
5.50%, 01/26/20	2,650	3,004,978
5.50%, 07/24/20	3,800	4,336,341
5.50%, 07/28/21	4,620	5,322,506
5.63%, 09/23/19	1,333	1,508,192
5.75%, 10/18/16	3,495	3,738,982
5.75%, 01/25/21	2,830	3,280,426
5.95%, 12/28/17	4,150	4,609,633
6.25%, 08/28/17	1,714	1,899,289
6.63%, 04/01/18	2,124	2,416,185
7.30%, 05/13/19	3,150	3,755,549
Series F
3.88%, 04/29/24	1,000	1,045,673
5.55%, 04/27/17	3,300	3,569,658
MUFG Union Bank N.A.
2.13%, 06/16/17	4,500	4,557,651
2.25%, 05/06/19 (Call 04/06/19)	3,500	3,506,297
2.63%, 09/26/18 (Call 08/26/18)	750	765,675
3.00%, 06/06/16	2,000	2,048,734
5.95%, 05/11/16	2,410	2,540,760
National Australia Bank Ltd./New York
2.75%, 03/09/17	4,500	4,636,801
3.00%, 01/20/23	2,500	2,534,589
National Bank of Canada
1.45%, 11/07/17 (Call 10/07/17)	3,000	2,984,033
National City Bank of Indiana
4.25%, 07/01/18	220	235,065
National City Corp.
6.88%, 05/15/19	970	1,139,057
Northern Trust Corp.
3.38%, 08/23/21	2,575	2,721,027
3.45%, 11/04/20	2,115	2,260,679
Oesterreichische Kontrollbank AG
1.13%, 05/29/18	3,000	2,985,422
2.00%, 06/03/16	1,200	1,221,891
2.38%, 10/01/21	2,500	2,570,941

SCHEDULES OF INVESTMENTS	167

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.88%, 02/16/16	$1,780	$1,855,091
5.00%, 04/25/17	2,300	2,500,166
PNC Bank N.A.
2.95%, 01/30/23 (Call 12/30/22)[e]	3,000	2,967,968
3.80%, 07/25/23 (Call 06/25/23)[a,e]	1,500	1,570,505
4.88%, 09/21/17[e]	340	366,409
5.25%, 01/15/17[e]	290	310,147
6.00%, 12/07/17[e]	2,250	2,506,228
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[c,e]	3,400	3,395,533
3.90%, 04/29/24 (Call 03/29/24)[e]	1,000	1,038,517
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[e]	1,693	1,730,478
3.30%, 03/08/22 (Call 02/06/22)[e]	1,862	1,937,831
4.38%, 08/11/20[e]	6,642	7,306,379
5.13%, 02/08/20[e]	1,391	1,573,096
5.63%, 02/01/17[e]	1,750	1,884,019
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)	1,000	993,788
Royal Bank of Canada
0.85%, 03/08/16	1,000	1,002,706
1.20%, 01/23/17	2,500	2,505,916
1.40%, 10/13/17	5,000	5,008,524
1.45%, 09/09/16	2,200	2,217,473
1.50%, 01/16/18	3,100	3,105,086
2.15%, 03/15/19[a]	5,200	5,247,526
2.20%, 07/27/18	2,000	2,032,848
2.30%, 07/20/16	140	142,784
2.63%, 12/15/15	1,742	1,771,499
Royal Bank of Scotland Group PLC
1.88%, 03/31/17	1,500	1,502,177
6.40%, 10/21/19	2,233	2,609,596
Royal Bank of Scotland PLC (The)
4.38%, 03/16/16	1,356	1,402,534
4.88%, 03/16/15	720	721,010

Security	Principal (000s)	Value
5.63%, 08/24/20	$2,370	$2,724,371
6.13%, 01/11/21	1,420	1,681,646
Santander Bank N.A.
8.75%, 05/30/18	250	295,664
Societe Generale SA
2.63%, 10/01/18	2,500	2,544,937
2.75%, 10/12/17	1,500	1,539,568
State Street Bank & Trust Co.
5.25%, 10/15/18	1,000	1,111,460
State Street Corp.
2.88%, 03/07/16	1,041	1,064,396
3.10%, 05/15/23[a]	2,200	2,207,397
3.70%, 11/20/23	2,350	2,497,023
4.38%, 03/07/21	1,910	2,123,138
4.96%, 03/15/18	500	539,961
Sumitomo Mitsui Banking Corp.
1.50%, 01/18/18	5,500	5,449,057
3.20%, 07/18/22	2,750	2,798,357
3.40%, 07/11/24	5,000	5,136,120
3.95%, 01/10/24	2,750	2,937,916
SunTrust Bank/Atlanta GA
1.35%, 02/15/17 (Call 01/15/17)	2,500	2,501,232
2.75%, 05/01/23 (Call 04/01/23)	500	492,672
5.00%, 09/01/15	62	63,235
7.25%, 03/15/18[a]	700	796,678
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	200	201,362
3.50%, 01/20/17 (Call 12/20/16)	850	884,244
3.60%, 04/15/16 (Call 03/15/16)	1,931	1,981,673
6.00%, 09/11/17	1,350	1,494,680
SVB Financial Group
3.50%, 01/29/25	750	738,061
5.38%, 09/15/20	150	168,920
Svenska Handelsbanken AB
2.50%, 01/25/19	5,250	5,363,111
2.88%, 04/04/17	2,564	2,650,637
3.13%, 07/12/16	2,010	2,068,995

168	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Toronto-Dominion Bank (The)
1.13%, 05/02/17	$4,350	$4,344,565
1.40%, 04/30/18	4,500	4,481,786
2.25%, 11/05/19	7,400	7,474,295
2.38%, 10/19/16	1,545	1,582,283
2.50%, 07/14/16	1,725	1,764,773
U.S. Bancorp/MN
1.65%, 05/15/17 (Call 04/15/17)	4,100	4,128,784
2.20%, 04/25/19 (Call 03/25/19)	1,500	1,516,132
2.95%, 07/15/22 (Call 06/15/22)[a]	3,663	3,686,212
3.00%, 03/15/22 (Call 02/15/22)	1,163	1,192,209
3.44%, 02/01/16	1,100	1,124,410
3.70%, 01/30/24 (Call 12/29/23)	3,200	3,423,096
4.13%, 05/24/21 (Call 04/23/21)	2,151	2,361,296
Series F
2.20%, 11/15/16 (Call 10/14/16)	1,171	1,195,353
3.60%, 09/11/24 (Call 08/11/24)[a]	1,000	1,036,276
U.S. Bank N.A./Cincinnati OH
2.13%, 10/28/19 (Call 09/28/19)	7,685	7,725,528
UBS AG/Stamford CT
2.38%, 08/14/19	6,000	6,066,266
4.88%, 08/04/20	4,640	5,232,472
5.75%, 04/25/18	2,015	2,251,623
5.88%, 12/20/17	1,675	1,862,966
7.38%, 06/15/17	120	132,806
Series 10
5.88%, 07/15/16	2,318	2,463,258
Wachovia Corp.
5.63%, 10/15/16	2,397	2,560,703
5.75%, 06/15/17	2,255	2,483,042
5.75%, 02/01/18	4,530	5,059,254
Wells Fargo & Co.
1.40%, 09/08/17	500	501,194
1.50%, 01/16/18	3,500	3,499,849

Security	Principal (000s)	Value
2.10%, 05/08/17	$2,450	$2,499,910
2.13%, 04/22/19[a]	3,500	3,519,536
2.63%, 12/15/16[a]	3,500	3,597,200
3.00%, 01/22/21	6,850	7,046,426
3.00%, 02/19/25	1,545	1,541,955
3.30%, 09/09/24[a]	11,500	11,790,615
3.50%, 03/08/22	1,780	1,875,977
3.68%, 06/15/16[c]	2,420	2,503,273
4.60%, 04/01/21	8,220	9,171,842
5.13%, 09/15/16	1,000	1,057,244
5.63%, 12/11/17	2,682	2,983,899
Series M
3.45%, 02/13/23	2,645	2,694,233
Series N
2.15%, 01/30/20	2,770	2,765,656
Wells Fargo Bank N.A.
5.60%, 03/15/16	100	105,006
5.75%, 05/16/16	3,580	3,785,760
6.00%, 11/15/17	3,279	3,668,397
Westpac Banking Corp.
1.20%, 05/19/17	5,250	5,239,301
1.60%, 01/12/18[a]	3,000	2,999,031
2.00%, 08/14/17	1,995	2,023,595
2.25%, 07/30/18	2,100	2,131,045
2.25%, 01/17/19[a]	1,000	1,014,003
4.63%, 06/01/18	580	614,841
4.88%, 11/19/19	1,520	1,695,128

		1,480,271,664
BEVERAGES — 1.99%
Anheuser-Busch Companies LLC
5.00%, 03/01/19	220	245,846
5.05%, 10/15/16	270	288,440
5.50%, 01/15/18	5,530	6,157,511
5.60%, 03/01/17	250	272,698
Anheuser-Busch InBev Finance Inc.
1.13%, 01/27/17	3,000	3,014,231
1.25%, 01/17/18	2,200	2,193,719
2.15%, 02/01/19	5,700	5,774,288
2.63%, 01/17/23	5,300	5,226,262
3.70%, 02/01/24[a]	3,550	3,753,643

SCHEDULES OF INVESTMENTS	169

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	$500	$503,405
2.50%, 07/15/22	1,000	983,866
2.88%, 02/15/16[a]	1,095	1,119,193
4.38%, 02/15/21	795	877,292
5.00%, 04/15/20	298	338,147
5.38%, 01/15/20	2,655	3,052,484
6.88%, 11/15/19	500	603,835
7.75%, 01/15/19[a]	4,288	5,183,672
Beam Suntory Inc.
1.88%, 05/15/17	2,000	2,018,224
3.25%, 05/15/22 (Call 02/15/22)	1,250	1,257,516
5.38%, 01/15/16	531	551,083
Bottling Group LLC
5.13%, 01/15/19	2,733	3,070,966
5.50%, 04/01/16	1,324	1,393,893
Brown-Forman Corp.
2.50%, 01/15/16	1,200	1,219,824
Coca-Cola Co. (The)
1.15%, 04/01/18[a]	500	497,418
1.65%, 03/14/18	1,536	1,553,265
1.80%, 09/01/16	5,714	5,807,338
2.45%, 11/01/20	5,000	5,118,913
2.50%, 04/01/23	4,000	3,999,092
3.15%, 11/15/20	2,204	2,330,985
3.20%, 11/01/23	1,500	1,574,998
3.30%, 09/01/21	1,085	1,151,935
5.35%, 11/15/17	3,000	3,338,621
Coca-Cola Enterprises Inc.
2.00%, 08/19/16	200	202,368
3.25%, 08/19/21 (Call 05/19/21)	1,200	1,242,873
3.50%, 09/15/20[a]	1,100	1,144,771
4.50%, 09/01/21 (Call 06/01/21)	2,784	3,083,401
Coca-Cola FEMSA SAB de CV
2.38%, 11/26/18	6,300	6,413,896
Diageo Capital PLC
1.13%, 04/29/18[a]	225	223,083
1.50%, 05/11/17	1,508	1,525,854
2.63%, 04/29/23 (Call 01/29/23)	2,500	2,467,694

Security	Principal (000s)	Value
4.83%, 07/15/20	$2,150	$2,428,517
5.50%, 09/30/16	1,310	1,403,847
5.75%, 10/23/17	1,053	1,175,764
Diageo Investment Corp.
2.88%, 05/11/22	1,396	1,413,402
Dr Pepper Snapple Group Inc.
2.00%, 01/15/20	1,600	1,569,006
2.60%, 01/15/19	180	182,766
2.70%, 11/15/22 (Call 08/15/22)	1,000	986,052
2.90%, 01/15/16	1,220	1,242,432
3.20%, 11/15/21 (Call 08/15/21)	680	695,003
Molson Coors Brewing Co.
2.00%, 05/01/17	1,300	1,315,093
3.50%, 05/01/22[a]	500	510,393
PepsiAmericas Inc.
5.00%, 05/15/17	180	195,321
PepsiCo Inc.
0.95%, 02/22/17[a]	5,650	5,650,732
1.25%, 08/13/17[a]	2,100	2,105,900
2.25%, 01/07/19 (Call 12/07/18)	500	510,475
2.50%, 05/10/16	1,915	1,951,836
2.75%, 03/05/22	3,196	3,246,474
2.75%, 03/01/23	2,100	2,117,624
3.00%, 08/25/21[a]	2,065	2,138,513
3.60%, 03/01/24 (Call 12/01/23)[a]	2,300	2,450,629
4.50%, 01/15/20	1,396	1,556,970
5.00%, 06/01/18	1,215	1,348,908
7.90%, 11/01/18	1,045	1,270,109

		128,242,309
BIOTECHNOLOGY — 0.75%
Amgen Inc.
1.25%, 05/22/17	3,100	3,097,725
2.13%, 05/15/17	3,034	3,089,332
2.20%, 05/22/19 (Call 04/22/19)	2,500	2,514,436
2.30%, 06/15/16	1,850	1,878,240
2.50%, 11/15/16	1,496	1,532,732
3.63%, 05/22/24 (Call 02/22/24)	1,200	1,248,736

170	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.88%, 11/15/21 (Call 08/15/21)	$2,420	$2,586,870
4.10%, 06/15/21 (Call 03/15/21)	2,188	2,369,851
4.50%, 03/15/20	2,125	2,345,821
5.70%, 02/01/19	1,593	1,807,276
5.85%, 06/01/17	102	112,080
6.15%, 06/01/18	1,500	1,699,877
Biogen Idec Inc.
6.88%, 03/01/18	750	860,169
Celgene Corp.
1.90%, 08/15/17	1,700	1,720,305
2.25%, 05/15/19	4,100	4,120,674
3.25%, 08/15/22	1,650	1,688,124
3.63%, 05/15/24 (Call 02/15/24)	500	520,269
3.95%, 10/15/20	1,850	1,989,472
Gilead Sciences Inc.
2.05%, 04/01/19[a]	4,300	4,341,488
3.05%, 12/01/16	395	410,037
3.50%, 02/01/25 (Call 11/01/24)	2,500	2,618,368
3.70%, 04/01/24 (Call 01/01/24)	2,000	2,131,467
4.40%, 12/01/21 (Call 09/01/21)	2,324	2,589,792
4.50%, 04/01/21 (Call 01/01/21)	674	752,038

		48,025,179
BUILDING MATERIALS — 0.15%
CRH America Inc.
4.13%, 01/15/16	600	615,295
5.75%, 01/15/21	2,500	2,903,507
6.00%, 09/30/16	1,382	1,482,067
8.13%, 07/15/18	2,000	2,386,538
Martin Marietta Materials Inc.
6.60%, 04/15/18	250	282,350
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	1,500	1,568,735
6.50%, 12/01/16	72	77,582
9.00%, 06/15/19	155	187,097

		9,503,171

Security	Principal (000s)	Value
CHEMICALS — 1.72%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	$300	$299,534
3.38%, 03/15/25 (Call 12/15/24)	845	844,422
3.50%, 06/01/23 (Call 03/01/23)[a]	2,600	2,643,064
Air Products & Chemicals Inc.
1.20%, 10/15/17[a]	900	899,457
2.00%, 08/02/16	715	726,744
3.00%, 11/03/21	850	874,701
3.35%, 07/31/24 (Call 04/30/24)	2,000	2,063,358
4.38%, 08/21/19	250	275,012
Airgas Inc.
2.90%, 11/15/22 (Call 08/15/22)	1,300	1,284,641
3.65%, 07/15/24 (Call 04/15/24)[a]	1,400	1,443,570
Albemarle Corp.
4.15%, 12/01/24 (Call 09/01/24)	1,000	1,035,507
4.50%, 12/15/20 (Call 09/15/20)	1,000	1,064,264
Braskem Finance Ltd.
6.45%, 02/03/24[a]	1,000	1,010,000
Cabot Corp.
3.70%, 07/15/22	1,500	1,543,598
5.00%, 10/01/16[a]	125	131,913
CF Industries Inc.
6.88%, 05/01/18	4,000	4,562,054
7.13%, 05/01/20	975	1,171,094
Cytec Industries Inc.
3.50%, 04/01/23 (Call 01/01/23)	1,288	1,287,705
Dow Chemical Co. (The)
2.50%, 02/15/16	1,066	1,083,693
3.00%, 11/15/22 (Call 08/15/22)	2,000	1,996,809
3.50%, 10/01/24 (Call 07/01/24)	2,000	2,029,825
4.13%, 11/15/21 (Call 08/15/21)	1,634	1,765,690

SCHEDULES OF INVESTMENTS	171

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.25%, 11/15/20 (Call 08/15/20)	$1,529	$1,665,995
5.70%, 05/15/18[a]	1,210	1,354,249
8.55%, 05/15/19	5,207	6,491,405
Eastman Chemical Co.
2.40%, 06/01/17	1,400	1,427,655
2.70%, 01/15/20 (Call 12/15/19)	670	677,688
3.60%, 08/15/22 (Call 05/15/22)	2,612	2,698,707
4.50%, 01/15/21 (Call 10/15/20)	350	379,737
Ecolab Inc.
1.45%, 12/08/17	1,250	1,245,829
2.25%, 01/12/20	800	798,026
3.00%, 12/08/16	1,582	1,633,007
4.35%, 12/08/21	1,862	2,044,362
EI du Pont de Nemours & Co.
2.75%, 04/01/16	1,500	1,534,713
2.80%, 02/15/23	5,588	5,582,821
4.25%, 04/01/21	650	709,834
4.63%, 01/15/20	1,195	1,330,875
5.75%, 03/15/19	300	342,892
6.00%, 07/15/18	2,061	2,346,473
FMC Corp.
3.95%, 02/01/22 (Call 11/01/21)	700	732,031
4.10%, 02/01/24 (Call 11/01/23)	1,000	1,053,482
Lubrizol Corp.
8.88%, 02/01/19	926	1,156,565
LYB International Finance BV
4.00%, 07/15/23	4,020	4,244,468
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	3,200	3,510,438
5.75%, 04/15/24 (Call 01/15/24)[a]	1,100	1,296,285
Monsanto Co.
2.13%, 07/15/19	5,410	5,459,952
2.75%, 04/15/16	900	918,510
2.75%, 07/15/21	100	101,737
3.38%, 07/15/24 (Call 04/15/24)	830	859,852

Security	Principal (000s)	Value
Mosaic Co. (The)
3.75%, 11/15/21 (Call 08/15/21)[a]	$840	$896,361
4.25%, 11/15/23 (Call 08/15/23)	1,000	1,078,550
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	1,100	1,152,464
3.63%, 03/15/24 (Call 12/15/23)[a]	2,475	2,577,635
4.88%, 03/30/20[a]	105	117,499
6.50%, 05/15/19	355	417,175
PPG Industries Inc.
2.30%, 11/15/19 (Call 10/15/19)[a]	500	499,467
3.60%, 11/15/20	2,200	2,307,115
Praxair Inc.
1.25%, 11/07/18	1,050	1,034,253
2.45%, 02/15/22 (Call 11/15/21)	2,238	2,230,461
2.65%, 02/05/25 (Call 11/05/24)	1,240	1,225,769
2.70%, 02/21/23 (Call 11/21/22)	3,000	3,003,583
4.05%, 03/15/21	800	877,389
5.20%, 03/15/17	450	488,303
Rohm & Haas Co.
6.00%, 09/15/17	3,071	3,408,018
RPM International Inc.
3.45%, 11/15/22 (Call 08/15/22)[a]	1,200	1,183,725
6.13%, 10/15/19	1,280	1,457,100
Sherwin-Williams Co. (The)
1.35%, 12/15/17	1,600	1,599,846
Sigma-Aldrich Corp.
3.38%, 11/01/20 (Call 08/01/20)	1,050	1,090,669
Valspar Corp. (The)
4.20%, 01/15/22 (Call 10/15/21)	1,700	1,800,422
7.25%, 06/15/19	400	470,138
Westlake Chemical Corp.
3.60%, 07/15/22 (Call 04/15/22)	400	399,926

		110,950,111

172	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.60%
Block Financial LLC
5.50%, 11/01/22 (Call 05/01/22)[a]	$3,050	$3,331,858
Board of Trustees of The Leland Stanford Junior University (The)
4.75%, 05/01/19	318	355,438
Catholic Health Initiatives
1.60%, 11/01/17	2,700	2,692,736
Cornell University
5.45%, 02/01/19	750	852,955
Emory University
5.63%, 09/01/19	1,000	1,159,760
Equifax Inc.
3.30%, 12/15/22 (Call 09/15/22)	1,300	1,304,050
MasterCard Inc.
2.00%, 04/01/19[a]	2,475	2,503,796
3.38%, 04/01/24	1,250	1,312,093
McGraw Hill Financial Inc.
5.90%, 11/15/17	1,225	1,329,832
Moody’s Corp.
4.88%, 02/15/24 (Call 11/15/23)[a]	3,000	3,306,623
5.50%, 09/01/20	800	913,617
Princeton University Series A
4.95%, 03/01/19	2,290	2,566,850
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	2,000	2,028,424
3.75%, 08/15/21 (Call 06/15/21)	745	769,315
4.25%, 08/15/24 (Call 05/15/24)	3,500	3,670,558
Total System Services Inc.
2.38%, 06/01/18	1,000	996,061
Trustees of Dartmouth College
4.75%, 06/01/19	500	558,909
Vanderbilt University (The)
5.25%, 04/01/19	750	849,717
Verisk Analytics Inc.
4.13%, 09/12/22	800	838,080

Security	Principal (000s)	Value
Western Union Co. (The)
2.38%, 12/10/15	$1,300	$1,312,901
2.88%, 12/10/17	1,500	1,533,054
3.35%, 05/22/19	500	508,798
3.65%, 08/22/18	1,650	1,712,696
5.25%, 04/01/20[a]	500	546,475
5.93%, 10/01/16	1,400	1,495,445

		38,450,041
COMPUTERS — 1.86%
Apple Inc.
0.45%, 05/03/16	1,800	1,796,779
1.00%, 05/03/18	5,350	5,303,335
1.05%, 05/05/17	5,000	5,028,724
1.55%, 02/07/20	2,000	1,979,886
2.10%, 05/06/19	3,000	3,053,841
2.40%, 05/03/23	8,100	8,014,893
2.50%, 02/09/25	1,035	1,017,676
2.85%, 05/06/21	3,700	3,843,927
3.45%, 05/06/24	7,275	7,738,413
Cadence Design Systems Inc.
4.38%, 10/15/24[a]	600	617,655
Computer Sciences Corp.
4.45%, 09/15/22	1,300	1,328,979
6.50%, 03/15/18	1,860	2,050,477
EMC Corp./MA
1.88%, 06/01/18	288	289,572
2.65%, 06/01/20	2,250	2,277,138
3.38%, 06/01/23 (Call 03/01/23)[a]	6,200	6,261,590
Hewlett-Packard Co.
2.60%, 09/15/17	2,800	2,872,672
2.65%, 06/01/16	1,396	1,420,967
2.75%, 01/14/19	1,000	1,014,561
3.00%, 09/15/16	4,018	4,127,731
3.30%, 12/09/16	1,862	1,926,899
3.75%, 12/01/20	1,666	1,744,618
4.05%, 09/15/22	1,000	1,042,694
4.30%, 06/01/21	1,290	1,384,596
4.38%, 09/15/21	2,650	2,856,099
4.65%, 12/09/21[a]	3,203	3,503,283
5.40%, 03/01/17[a]	1,000	1,077,520
5.50%, 03/01/18	597	659,360

SCHEDULES OF INVESTMENTS	173

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
International Business Machines Corp.
1.13%, 02/06/18	$3,000	$2,989,120
1.25%, 02/06/17	2,308	2,325,489
1.25%, 02/08/18	2,200	2,196,751
1.63%, 05/15/20	2,400	2,361,113
1.88%, 08/01/22	2,500	2,361,710
1.95%, 07/22/16	1,875	1,905,998
2.00%, 01/05/16	1,992	2,020,071
2.90%, 11/01/21[a]	2,300	2,384,270
3.38%, 08/01/23	2,000	2,082,165
3.63%, 02/12/24	2,350	2,484,729
5.70%, 09/14/17	3,150	3,515,332
7.63%, 10/15/18	3,179	3,837,710
8.38%, 11/01/19	2,402	3,092,859
Lexmark International Inc.
5.13%, 03/15/20[a]	1,600	1,692,328
6.65%, 06/01/18[a]	550	608,966
NetApp Inc.
2.00%, 12/15/17	2,750	2,760,883
3.25%, 12/15/22 (Call 09/15/22)	250	247,394
3.38%, 06/15/21 (Call 04/15/21)	845	855,332
Seagate HDD Cayman
3.75%, 11/15/18	3,000	3,094,072
4.75%, 06/01/23	1,200	1,275,392
4.75%, 01/01/25[b]	1,350	1,428,993

		119,754,562
COSMETICS & PERSONAL CARE — 0.30%
Colgate-Palmolive Co.
1.30%, 01/15/17	1,200	1,205,692
1.75%, 03/15/19	2,000	1,995,831
2.30%, 05/03/22	1,500	1,486,922
2.63%, 05/01/17	500	516,023
5.20%, 11/07/16	750	795,381
Estee Lauder Companies Inc. (The)
2.35%, 08/15/22	450	440,829
Procter & Gamble Co. (The)
1.45%, 08/15/16	3,013	3,044,203
1.60%, 11/15/18[a]	2,250	2,262,008
1.80%, 11/15/15	2,209	2,229,458

Security	Principal (000s)	Value
1.90%, 11/01/19[a]	$1,065	$1,074,332
2.30%, 02/06/22	1,500	1,498,749
4.70%, 02/15/19	2,223	2,485,774
Series A
9.36%, 01/01/21	86	106,273

		19,141,475
DISTRIBUTION & WHOLESALE — 0.09%
Arrow Electronics Inc.
3.38%, 11/01/15	1,000	1,017,426
4.50%, 03/01/23 (Call 12/01/22)	2,000	2,095,633
6.00%, 04/01/20[a]	125	141,901
Ingram Micro Inc.
4.95%, 12/15/24 (Call 09/15/24)	1,500	1,539,790
5.25%, 09/01/17	700	752,484

		5,547,234
DIVERSIFIED FINANCIAL SERVICES — 4.67%
Air Lease Corp.
3.38%, 01/15/19 (Call 12/15/18)[a]	500	509,294
3.88%, 04/01/21 (Call 03/01/21)	1,650	1,694,585
4.75%, 03/01/20	3,100	3,319,850
5.63%, 04/01/17	500	535,698
Alterra Finance LLC
6.25%, 09/30/20	400	468,490
American Express Co.
2.65%, 12/02/22	6,700	6,679,828
3.63%, 12/05/24 (Call 11/04/24)[a]	5,700	5,836,574
5.50%, 09/12/16	1,440	1,533,546
6.15%, 08/28/17	3,895	4,342,044
6.80%, 09/01/66 (Call 09/01/16)[d]	1,322	1,391,405
7.00%, 03/19/18	2,350	2,717,019
American Express Credit Corp.
2.13%, 03/18/19	4,500	4,521,102
2.38%, 03/24/17	3,600	3,695,385
2.80%, 09/19/16	1,674	1,720,923
Ameriprise Financial Inc.
3.70%, 10/15/24	1,500	1,573,951
4.00%, 10/15/23	930	996,299

174	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.30%, 03/15/20	$2,250	$2,574,739
5.65%, 11/15/15	825	852,424
7.30%, 06/28/19	135	162,918
Ameritech Capital Funding Corp.
6.45%, 01/15/18	1,420	1,595,429
Associates Corp. of North America
6.95%, 11/01/18	3,080	3,592,375
Bear Stearns Companies Inc. (The)
4.65%, 07/02/18	885	957,281
5.55%, 01/22/17	902	968,053
6.40%, 10/02/17	2,975	3,328,589
7.25%, 02/01/18	8,463	9,759,466
BP Capital Markets PLC
2.52%, 01/15/20[a]	500	506,128
Capital One Bank USA N.A.
1.30%, 06/05/17 (Call 05/05/17)[a]	450	447,971
2.25%, 02/13/19 (Call 01/13/19)	2,000	2,001,969
3.38%, 02/15/23	2,000	2,007,200
8.80%, 07/15/19	3,143	3,927,965
Charles Schwab Corp. (The)
3.23%, 09/01/22	1,360	1,398,581
4.45%, 07/22/20	1,500	1,654,320
CME Group Inc./IL
3.00%, 09/15/22	3,700	3,820,460
Countrywide Financial Corp.
6.25%, 05/15/16	990	1,045,905
Credit Suisse USA Inc.
5.38%, 03/02/16	1,089	1,138,624
5.85%, 08/16/16	1,500	1,601,581
Discover Financial Services
3.85%, 11/21/22	1,000	1,028,723
5.20%, 04/27/22	1,300	1,436,771
6.45%, 06/12/17	475	524,081
Eaton Vance Corp.
6.50%, 10/02/17	1,250	1,395,981
Ford Motor Credit Co. LLC
1.50%, 01/17/17	3,500	3,502,997
1.68%, 09/08/17	3,000	3,002,257
1.70%, 05/09/16	500	502,329
1.72%, 12/06/17	5,500	5,503,006
2.38%, 01/16/18[a]	4,500	4,574,502

Security	Principal (000s)	Value
2.50%, 01/15/16	$3,000	$3,039,417
2.60%, 11/04/19	5,000	5,049,047
2.88%, 10/01/18[a]	4,500	4,632,095
3.00%, 06/12/17	4,596	4,741,207
3.66%, 09/08/24[a]	900	929,326
4.25%, 02/03/17	3,292	3,465,867
4.25%, 09/20/22	4,800	5,198,360
5.00%, 05/15/18	2,429	2,650,825
6.63%, 08/15/17	1,792	2,000,906
8.00%, 12/15/16	2,527	2,817,998
8.13%, 01/15/20	1,792	2,242,846
Franklin Resources Inc.
1.38%, 09/15/17	1,900	1,897,715
2.80%, 09/15/22	900	908,982
4.63%, 05/20/20	350	388,819
GE Capital Trust I
6.38%, 11/15/67 (Call 11/15/17)[d]	1,250	1,356,250
General Electric Capital Corp.
1.00%, 01/08/16	3,350	3,366,931
1.25%, 05/15/17 (Call 04/13/17)[a]	12,400	12,469,080
1.63%, 04/02/18[a]	7,000	7,047,094
2.30%, 04/27/17	6,500	6,675,024
2.30%, 01/14/19	500	512,060
2.90%, 01/09/17	6,750	6,999,937
2.95%, 05/09/16	3,292	3,377,408
3.10%, 01/09/23	3,130	3,235,311
3.15%, 09/07/22	6,400	6,646,472
3.35%, 10/17/16	1,490	1,549,258
3.45%, 05/15/24 (Call 02/13/24)[a]	11,000	11,577,702
4.38%, 09/16/20[a]	1,520	1,685,409
4.63%, 01/07/21	2,030	2,280,555
4.65%, 10/17/21	1,930	2,187,785
5.00%, 01/08/16	1,785	1,853,692
5.30%, 02/11/21[a]	1,735	1,996,224
5.38%, 10/20/16[a]	899	963,064
5.40%, 02/15/17	980	1,063,227
5.50%, 01/08/20	1,540	1,780,818
5.63%, 09/15/17	4,770	5,293,267
5.63%, 05/01/18	4,750	5,340,862
6.00%, 08/07/19	2,910	3,407,676

SCHEDULES OF INVESTMENTS	175

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.38%, 11/15/67 (Call 11/15/17)[d]	$1,550	$1,681,750
Series A
5.55%, 05/04/20	2,000	2,330,889
HSBC Finance Corp.
5.50%, 01/19/16[a]	1,600	1,662,542
6.68%, 01/15/21	963	1,152,044
Intercontinental Exchange Inc.
4.00%, 10/15/23	2,500	2,688,042
International Lease Finance Corp.
7.13%, 09/01/18[b]	5,000	5,612,500
Invesco Finance PLC
4.00%, 01/30/24	3,100	3,310,054
Jefferies Group LLC
3.88%, 11/09/15	800	812,991
5.13%, 04/13/18	1,406	1,483,432
5.13%, 01/20/23	2,500	2,627,551
5.50%, 03/15/16	1,450	1,504,146
6.88%, 04/15/21	1,068	1,217,437
8.50%, 07/15/19	1,650	1,970,314
Lazard Group LLC
3.75%, 02/13/25	1,000	995,622
6.85%, 06/15/17	2,100	2,329,005
Legg Mason Inc.
2.70%, 07/15/19	185	187,106
3.95%, 07/15/24	1,090	1,135,692
Murray Street Investment Trust I
4.65%, 03/09/17[c]	1,900	2,016,571
NASDAQ OMX Group Inc. (The)
5.25%, 01/16/18	120	131,188
5.55%, 01/15/20[a]	2,626	2,914,303
National Rural Utilities Cooperative Finance Corp.
1.90%, 11/01/15[a]	1,100	1,110,822
2.15%, 02/01/19 (Call 01/01/19)	1,600	1,607,520
2.30%, 11/15/19 (Call 10/15/19)[a]	1,100	1,107,150
3.05%, 03/01/16	1,000	1,024,864
3.05%, 02/15/22 (Call 11/15/21)	2,350	2,409,912
3.40%, 11/15/23 (Call 08/15/23)	500	522,332

Security	Principal (000s)	Value
5.45%, 02/01/18	$1,000	$1,109,600
10.38%, 11/01/18	2,300	2,983,790
Nomura Holdings Inc.
2.00%, 09/13/16	2,060	2,075,446
4.13%, 01/19/16[a]	1,375	1,412,450
6.70%, 03/04/20[a]	2,522	3,004,151
NYSE Euronext
2.00%, 10/05/17	119	120,650
ORIX Corp.
5.00%, 01/12/16	1,461	1,506,960
Raymond James Financial Inc.
4.25%, 04/15/16	350	361,647
8.60%, 08/15/19	200	248,234
Stifel Financial Corp.
4.25%, 07/18/24[a]	250	256,751
Synchrony Financial
2.70%, 02/03/20	1,575	1,572,552
TD Ameritrade Holding Corp.
5.60%, 12/01/19	1,000	1,143,112
XTRA Finance Corp.
5.15%, 04/01/17	250	268,092

		300,586,348
ELECTRIC — 3.93%
Alabama Power Co.
5.50%, 10/15/17	190	210,591
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)[a]	1,600	1,599,719
6.13%, 11/15/17	1,150	1,293,635
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	1,200	1,205,599
2.95%, 12/15/22 (Call 09/15/22)	1,000	1,001,152
Appalachian Power Co.
7.95%, 01/15/20	900	1,119,960
Series K
5.00%, 06/01/17	650	701,480
Arizona Public Service Co.
2.20%, 01/15/20 (Call 12/15/19)	2,000	2,004,184
6.25%, 08/01/16	260	279,032
8.75%, 03/01/19	1,250	1,572,000

176	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Avista Corp.
5.13%, 04/01/22	$985	$1,139,898
Baltimore Gas & Electric Co.
2.80%, 08/15/22 (Call 05/15/22)[a]	1,500	1,504,600
Berkshire Hathaway Energy Co.
1.10%, 05/15/17	3,400	3,398,264
2.00%, 11/15/18 (Call 10/15/18)	1,250	1,262,174
2.40%, 02/01/20 (Call 01/01/20)	2,400	2,423,760
5.75%, 04/01/18	1,383	1,553,586
CenterPoint Energy Houston Electric LLC
2.25%, 08/01/22 (Call 05/01/22)	1,250	1,217,925
Cleveland Electric Illuminating Co. (The)
Series D
7.88%, 11/01/17	770	892,738
CMS Energy Corp.
3.88%, 03/01/24 (Call 12/01/23)	625	663,222
Commonwealth Edison Co.
1.95%, 09/01/16 (Call 08/01/16)	1,175	1,190,275
2.15%, 01/15/19 (Call 12/15/18)	500	503,050
3.10%, 11/01/24 (Call 08/01/24)	1,350	1,387,499
3.40%, 09/01/21 (Call 06/01/21)[a]	3,550	3,758,431
4.00%, 08/01/20 (Call 05/01/20)	500	541,100
5.80%, 03/15/18	690	780,459
Series 104
5.95%, 08/15/16	210	224,847
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	1,500	1,489,047
5.65%, 05/01/18	1,025	1,157,430
Series 09-A
5.50%, 02/01/19	300	340,110

Security	Principal (000s)	Value
Consolidated Edison Co. of New York Inc.
5.50%, 09/15/16	$1,200	$1,282,200
5.85%, 04/01/18	700	790,090
7.13%, 12/01/18	1,474	1,745,069
Series 05-C
5.38%, 12/15/15	1,320	1,369,961
Series 06-D
5.30%, 12/01/16	140	150,318
Constellation Energy Group Inc.
5.15%, 12/01/20 (Call 09/01/20)[a]	1,200	1,342,579
Consumers Energy Co.
3.38%, 08/15/23 (Call 05/15/23)[a]	925	973,971
5.15%, 02/15/17	1,230	1,321,799
5.65%, 09/15/18	250	281,468
5.65%, 04/15/20	280	323,992
6.13%, 03/15/19	750	867,600
6.70%, 09/15/19	1,775	2,120,060
Series P
5.50%, 08/15/16	94	100,205
Dominion Resources Inc./VA
1.25%, 03/15/17	2,600	2,606,617
1.95%, 08/15/16	1,100	1,114,960
3.63%, 12/01/24 (Call 09/01/24)	1,500	1,566,496
4.45%, 03/15/21	10,150	11,161,079
5.20%, 08/15/19	210	236,087
6.40%, 06/15/18	750	859,634
Series B
2.75%, 09/15/22 (Call 06/15/22)	240	238,333
DTE Electric Co.
3.45%, 10/01/20 (Call 07/01/20)	1,000	1,052,100
3.90%, 06/01/21 (Call 03/01/21)	750	814,539
DTE Energy Co.
2.40%, 12/01/19 (Call 11/01/19)	305	308,315
3.85%, 12/01/23 (Call 09/01/23)	1,000	1,066,989
6.35%, 06/01/16	210	223,772

SCHEDULES OF INVESTMENTS	177

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Series C
3.50%, 06/01/24 (Call 03/01/24)	$950	$986,989
Duke Energy Carolinas LLC
3.90%, 06/15/21 (Call 03/15/21)	1,260	1,359,500
7.00%, 11/15/18	1,180	1,397,963
Duke Energy Corp.
1.63%, 08/15/17	3,500	3,544,106
2.15%, 11/15/16	1,000	1,022,761
3.05%, 08/15/22 (Call 05/15/22)	1,000	1,017,339
3.55%, 09/15/21 (Call 06/15/21)	1,900	1,998,076
3.75%, 04/15/24 (Call 01/15/24)[a]	470	500,943
3.95%, 10/15/23 (Call 07/15/23)	100	107,964
5.05%, 09/15/19	500	563,450
6.25%, 06/15/18	740	847,965
Duke Energy Florida Inc.
3.10%, 08/15/21 (Call 05/15/21)	560	584,995
4.55%, 04/01/20	65	72,428
5.65%, 06/15/18	633	715,205
Duke Energy Indiana Inc.
3.75%, 07/15/20	1,100	1,179,363
6.05%, 06/15/16	500	531,223
Duke Energy Ohio Inc.
5.45%, 04/01/19[a]	300	338,953
Duke Energy Progress Inc.
2.80%, 05/15/22 (Call 02/15/22)	2,000	2,037,702
3.00%, 09/15/21 (Call 06/15/21)	1,000	1,040,562
5.30%, 01/15/19[a]	950	1,065,900
Edison International
3.75%, 09/15/17	800	847,690
Entergy Arkansas Inc.
3.05%, 06/01/23 (Call 03/01/23)	1,700	1,729,900
3.70%, 06/01/24 (Call 03/01/24)	1,650	1,767,004

Security	Principal (000s)	Value
3.75%, 02/15/21 (Call 11/15/20)	$850	$899,980
Entergy Corp.
4.70%, 01/15/17 (Call 12/15/16)	1,000	1,054,026
Entergy Gulf States Louisiana LLC
3.95%, 10/01/20 (Call 07/01/20)	500	537,711
6.00%, 05/01/18	550	622,985
Entergy Texas Inc.
7.13%, 02/01/19	1,855	2,195,207
Eversource Energy
1.45%, 05/01/18 (Call 04/01/18)[a]	420	415,347
4.50%, 11/15/19	1,175	1,282,842
Series H
3.15%, 01/15/25 (Call 10/15/24)	1,955	1,965,838
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	500	504,820
4.00%, 10/01/20 (Call 07/01/20)	1,100	1,163,140
4.25%, 06/15/22 (Call 03/15/22)	1,000	1,059,039
5.20%, 10/01/19	1,200	1,333,680
6.20%, 10/01/17[a]	1,000	1,110,800
FirstEnergy Solutions Corp.
6.05%, 08/15/21[a]	1,500	1,659,600
Florida Power & Light Co.
5.55%, 11/01/17[a]	845	937,358
Georgia Power Co.
2.85%, 05/15/22	1,000	1,004,976
4.25%, 12/01/19	1,000	1,101,271
5.40%, 06/01/18	300	336,144
Great Plains Energy Inc.
4.85%, 06/01/21 (Call 03/01/21)	350	386,247
5.29%, 06/15/22 (Call 03/15/22)[a,c]	950	1,077,372
Hydro-Quebec
1.38%, 06/19/17	2,850	2,874,266
2.00%, 06/30/16	2,900	2,952,028

178	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
8.40%, 01/15/22	$580	$777,309
9.40%, 02/01/21	200	272,765
Indiana Michigan Power Co.
7.00%, 03/15/19[a]	1,050	1,244,145
Series J
3.20%, 03/15/23 (Call 12/15/22)	500	509,594
Integrys Energy Group Inc.
4.17%, 11/01/20	500	537,993
ITC Holdings Corp.
3.65%, 06/15/24 (Call 03/15/24)	495	511,850
Jersey Central Power & Light Co.
5.63%, 05/01/16	505	529,272
5.65%, 06/01/17	1,300	1,414,010
7.35%, 02/01/19	1,000	1,177,658
Kansas City Power & Light Co.
5.85%, 06/15/17	1,000	1,097,200
6.38%, 03/01/18	100	113,740
7.15%, 04/01/19[a]	2,050	2,452,005
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	600	627,200
LG&E and KU Energy LLC
3.75%, 11/15/20 (Call 08/15/20)	300	314,578
4.38%, 10/01/21 (Call 07/01/21)	1,450	1,568,267
MidAmerican Energy Co.
3.70%, 09/15/23 (Call 06/15/23)[a]	1,772	1,910,636
5.30%, 03/15/18	850	946,634
Mississippi Power Co.
2.35%, 10/15/16	600	612,240
Nevada Power Co.
6.50%, 08/01/18	550	636,680
7.13%, 03/15/19	1,590	1,900,982
Series O
6.50%, 05/15/18	500	576,100
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	2,275	2,291,935

Security	Principal (000s)	Value
4.50%, 06/01/21 (Call 03/01/21)[a]	$500	$550,892
6.00%, 03/01/19	500	570,648
6.65%, 06/15/67 (Call 06/15/17)[a,d]	768	764,160
7.88%, 12/15/15	881	929,311
Nisource Finance Corp.
3.85%, 02/15/23 (Call 11/15/22)[a]	1,175	1,243,031
4.45%, 12/01/21 (Call 09/01/21)	800	879,257
5.25%, 09/15/17	810	883,618
5.45%, 09/15/20	1,680	1,920,488
6.13%, 03/01/22	1,500	1,798,912
6.40%, 03/15/18	1,268	1,439,673
6.80%, 01/15/19	420	493,824
Northern States Power Co./MN
2.15%, 08/15/22 (Call 02/15/22)[a]	1,000	967,600
NSTAR Electric Co.
2.38%, 10/15/22 (Call 07/15/22)[a]	500	490,458
5.63%, 11/15/17	250	276,875
Oglethorpe Power Corp.
6.10%, 03/15/19	1,250	1,433,250
Ohio Power Co.
6.00%, 06/01/16	1,000	1,061,248
Series M
5.38%, 10/01/21	830	973,756
Oklahoma Gas & Electric Co.
6.35%, 09/01/18	120	138,624
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (Call 05/01/19)	1,300	1,301,349
4.10%, 06/01/22 (Call 03/01/22)	1,500	1,627,840
6.80%, 09/01/18	1,000	1,164,800
7.00%, 09/01/22	1,360	1,727,861
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	3,100	3,032,961
3.40%, 08/15/24 (Call 05/15/24)	1,505	1,555,219

SCHEDULES OF INVESTMENTS	179

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.50%, 10/01/20 (Call 07/01/20)	$931	$981,813
3.75%, 02/15/24 (Call 11/15/23)	1,450	1,538,171
4.25%, 05/15/21 (Call 02/15/21)	1,000	1,083,900
5.63%, 11/30/17	300	332,730
8.25%, 10/15/18	250	302,575
PacifiCorp
2.95%, 02/01/22 (Call 11/01/21)[a]	1,300	1,331,465
3.85%, 06/15/21 (Call 03/15/21)	1,690	1,836,523
5.50%, 01/15/19	500	566,806
PECO Energy Co.
2.38%, 09/15/22 (Call 06/15/22)	1,000	986,506
5.35%, 03/01/18	500	555,050
PG&E Corp.
2.40%, 03/01/19 (Call 02/01/19)	1,275	1,284,354
Portland General Electric Co.
6.10%, 04/15/19	1,150	1,328,064
Potomac Electric Power Co.
3.60%, 03/15/24 (Call 12/15/23)	1,600	1,703,895
PPL Capital Funding Inc.
3.95%, 03/15/24 (Call 12/15/23)	1,000	1,076,703
PPL Electric Utilities Corp.
3.00%, 09/15/21 (Call 06/15/21)	2,050	2,117,347
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	1,210	1,238,230
4.40%, 01/15/21 (Call 10/15/20)	2,300	2,527,425
4.88%, 12/01/19	250	279,954
7.05%, 03/15/19	823	978,770
PSEG Power LLC
2.75%, 09/15/16	500	512,500
4.15%, 09/15/21 (Call 06/15/21)	750	795,418

Security	Principal (000s)	Value
4.30%, 11/15/23 (Call 08/15/23)[a]	$1,300	$1,380,140
5.13%, 04/15/20	868	963,490
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	1,500	1,461,949
5.13%, 06/01/19	140	157,808
Public Service Co. of Oklahoma
4.40%, 02/01/21	125	137,587
5.15%, 12/01/19	615	695,319
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	1,060	1,033,020
3.05%, 11/15/24 (Call 08/15/24)	2,350	2,388,114
3.50%, 08/15/20	275	291,773
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	2,200	2,567,417
San Diego Gas & Electric Co.
3.00%, 08/15/21	1,100	1,141,030
SCANA Corp.
4.13%, 02/01/22 (Call 11/01/21)	2,800	2,931,625
4.75%, 05/15/21 (Call 02/15/21)	1,050	1,134,435
Sierra Pacific Power Co.
Series M
6.00%, 05/15/16	1,200	1,270,602
South Carolina Electric & Gas Co.
5.25%, 11/01/18	870	975,792
6.50%, 11/01/18	650	757,705
Southern California Edison Co.
1.85%, 02/01/22	1,000	998,800
3.88%, 06/01/21 (Call 03/01/21)	4,293	4,706,845
Series 14-B
1.13%, 05/01/17	560	560,280
Series C
3.50%, 10/01/23 (Call 07/01/23)	1,000	1,066,047
Southern Co. (The)
1.95%, 09/01/16	1,215	1,234,818
2.15%, 09/01/19 (Call 08/01/19)	4,200	4,238,313

180	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Southwestern Electric Power Co.
3.55%, 02/15/22 (Call 11/15/21)[a]	$500	$521,142
6.45%, 01/15/19	774	899,156
Series E
5.55%, 01/15/17	250	269,175
Series F
5.88%, 03/01/18	1,150	1,284,205
Southwestern Public Service Co. Series G
8.75%, 12/01/18	1,125	1,385,100
System Energy Resources Inc.
4.10%, 04/01/23 (Call 01/01/23)	1,050	1,092,631
Tampa Electric Co.
2.60%, 09/15/22 (Call 06/15/22)	500	486,494
6.10%, 05/15/18	1,000	1,131,400
TECO Finance Inc.
4.00%, 03/15/16	345	355,475
5.15%, 03/15/20	1,570	1,753,696
TransAlta Corp.
1.90%, 06/03/17	1,100	1,078,409
4.50%, 11/15/22 (Call 08/15/22)[a]	1,650	1,638,980
Tucson Electric Power Co.
5.15%, 11/15/21 (Call 08/15/21)	1,000	1,128,223
UIL Holdings Corp.
4.63%, 10/01/20	500	530,800
Union Electric Co.
3.50%, 04/15/24 (Call 01/15/24)[a]	1,100	1,162,520
5.40%, 02/01/16	230	240,177
6.40%, 06/15/17	500	556,150
6.70%, 02/01/19	740	870,684
Virginia Electric and Power Co.
2.95%, 01/15/22 (Call 10/15/21)	350	358,418
3.45%, 02/15/24 (Call 11/15/23)[a]	1,047	1,109,830
5.00%, 06/30/19	500	559,848
5.95%, 09/15/17	800	893,812

Security	Principal (000s)	Value
Westar Energy Inc.
5.10%, 07/15/20	$140	$158,914
Wisconsin Electric Power Co.
1.70%, 06/15/18 (Call 05/15/18)	1,500	1,496,700
2.95%, 09/15/21 (Call 06/15/21)	650	670,670
4.25%, 12/15/19	250	273,450
Wisconsin Power & Light Co.
5.00%, 07/15/19	1,350	1,506,330
Xcel Energy Inc.
4.70%, 05/15/20 (Call 11/15/19)	2,300	2,541,136

		252,719,739
ELECTRICAL COMPONENTS & EQUIPMENT — 0.11%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	1,000	995,865
4.25%, 11/15/20[a]	125	137,233
4.88%, 10/15/19	1,700	1,906,440
5.25%, 10/15/18	884	990,419
Energizer Holdings Inc.
4.70%, 05/19/21	1,750	1,809,561
4.70%, 05/24/22	1,150	1,194,704

		7,034,222
ELECTRONICS — 0.64%
Agilent Technologies Inc.
3.88%, 07/15/23 (Call 04/15/23)	1,000	1,026,101
5.00%, 07/15/20	700	763,385
6.50%, 11/01/17	484	536,173
Amphenol Corp.
2.55%, 01/30/19 (Call 12/30/18)	675	682,300
3.13%, 09/15/21 (Call 08/15/21)	1,400	1,420,604
4.00%, 02/01/22 (Call 11/01/21)	1,000	1,053,658
Arrow Electronics Inc.
4.00%, 04/01/25 (Call 01/01/25)	785	786,077
Avnet Inc.
4.88%, 12/01/22	800	848,780

SCHEDULES OF INVESTMENTS	181

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.88%, 06/15/20	$1,150	$1,286,432
6.63%, 09/15/16	650	697,350
Honeywell International Inc.
4.25%, 03/01/21	1,725	1,930,609
5.00%, 02/15/19	1,713	1,926,697
5.30%, 03/15/17	250	272,155
5.30%, 03/01/18	1,106	1,233,281
5.40%, 03/15/16	210	220,528
Jabil Circuit Inc.
4.70%, 09/15/22[a]	800	820,251
Keysight Technologies Inc.
3.30%, 10/30/19 (Call 09/30/19)[b]	1,500	1,509,263
Koninklijke Philips NV
3.75%, 03/15/22	1,896	2,009,962
5.75%, 03/11/18	1,056	1,175,023
PerkinElmer Inc.
5.00%, 11/15/21 (Call 08/15/21)	1,000	1,084,571
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	2,000	2,007,165
2.25%, 08/15/16	438	445,104
2.40%, 02/01/19[a]	3,475	3,513,490
3.20%, 03/01/16	1,735	1,774,229
3.30%, 02/15/22	5,330	5,395,193
3.60%, 08/15/21 (Call 05/15/21)	2,054	2,152,573
4.15%, 02/01/24 (Call 11/01/23)	2,000	2,142,369
4.50%, 03/01/21	1,353	1,485,209
Trimble Navigation Ltd.
4.75%, 12/01/24 (Call 09/01/24)[a]	1,000	1,040,069

		41,238,601
ENGINEERING & CONSTRUCTION — 0.08%
ABB Finance USA Inc.
1.63%, 05/08/17	1,700	1,711,738
2.88%, 05/08/22	1,396	1,425,315
Fluor Corp.
3.38%, 09/15/21	1,850	1,920,587

		5,057,640

Security	Principal (000s)	Value
ENTERTAINMENT — 0.03%
International Game Technology
7.50%, 06/15/19	$1,865	$1,993,219

		1,993,219
ENVIRONMENTAL CONTROL — 0.26%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	1,846	1,911,677
3.80%, 05/15/18	750	794,785
5.00%, 03/01/20[a]	1,429	1,594,249
5.25%, 11/15/21	1,875	2,135,101
5.50%, 09/15/19	3,145	3,567,130
Waste Management Inc.
2.60%, 09/01/16	900	920,662
2.90%, 09/15/22 (Call 06/15/22)	1,500	1,506,600
3.13%, 03/01/25 (Call 12/01/24)	475	478,673
3.50%, 05/15/24 (Call 02/15/24)	250	259,692
4.60%, 03/01/21 (Call 12/01/20)	850	935,334
6.10%, 03/15/18	2,552	2,879,014

		16,982,917
FOOD — 1.33%
Campbell Soup Co.
3.05%, 07/15/17	1,400	1,445,287
4.25%, 04/15/21	1,000	1,079,650
4.50%, 02/15/19	580	624,475
ConAgra Foods Inc.
1.90%, 01/25/18[a]	1,700	1,695,156
3.20%, 01/25/23 (Call 10/25/22)[a]	1,248	1,230,555
3.25%, 09/15/22	2,150	2,107,228
7.00%, 04/15/19[a]	900	1,044,117
General Mills Inc.
1.40%, 10/20/17	1,500	1,499,864
3.15%, 12/15/21 (Call 09/15/21)	2,096	2,151,718
3.65%, 02/15/24 (Call 11/15/23)	1,000	1,045,355
5.65%, 02/15/19	1,358	1,530,495
5.70%, 02/15/17	830	901,071

182	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Hershey Co. (The)
1.50%, 11/01/16	$1,150	$1,161,321
4.13%, 12/01/20	1,000	1,094,710
5.45%, 09/01/16	180	192,110
Hillshire Brands Co. (The)
4.10%, 09/15/20	798	838,166
Hormel Foods Corp.
4.13%, 04/15/21 (Call 01/15/21)	125	136,719
Ingredion Inc.
4.63%, 11/01/20	1,150	1,237,130
JM Smucker Co. (The)
3.50%, 10/15/21	1,200	1,268,759
Kellogg Co.
1.88%, 11/17/16	1,740	1,762,687
3.25%, 05/21/18	940	980,924
4.00%, 12/15/20	1,313	1,409,428
4.15%, 11/15/19	1,250	1,346,537
4.45%, 05/30/16	1,392	1,450,412
Kraft Foods Group Inc.
2.25%, 06/05/17	1,880	1,913,177
3.50%, 06/06/22	3,500	3,601,127
6.13%, 08/23/18	3,150	3,572,910
Kroger Co. (The)
2.20%, 01/15/17	1,350	1,374,827
2.30%, 01/15/19 (Call 12/15/18)	1,000	1,008,931
2.95%, 11/01/21 (Call 10/01/21)	1,000	1,008,728
3.30%, 01/15/21 (Call 12/15/20)	2,200	2,275,821
3.85%, 08/01/23 (Call 05/01/23)	1,000	1,057,235
4.00%, 02/01/24 (Call 11/01/23)	900	958,832
6.15%, 01/15/20	655	762,251
6.40%, 08/15/17	1,150	1,283,767
6.80%, 12/15/18	290	339,365
McCormick & Co. Inc./MD
3.90%, 07/15/21 (Call 04/15/21)	1,200	1,305,227
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)	3,500	3,520,051

Security	Principal (000s)	Value
4.13%, 02/09/16	$1,144	$1,178,374
5.38%, 02/10/20	1,809	2,071,629
6.13%, 02/01/18	3,769	4,241,394
6.13%, 08/23/18	2,338	2,664,550
6.50%, 08/11/17	1,848	2,078,294
Sysco Corp.
2.35%, 10/02/19 (Call 09/02/19)	2,500	2,534,939
2.60%, 06/12/22	500	499,233
3.00%, 10/02/21 (Call 08/02/21)	3,171	3,254,323
5.25%, 02/12/18	1,550	1,713,574
Tyson Foods Inc.
3.95%, 08/15/24 (Call 05/15/24)[a]	1,900	2,012,418
4.50%, 06/15/22 (Call 03/15/22)	2,500	2,744,170
6.60%, 04/01/16	800	847,215
Unilever Capital Corp.
0.85%, 08/02/17	1,700	1,692,165
2.20%, 03/06/19	1,500	1,527,592
2.75%, 02/10/16[a]	430	439,063
4.25%, 02/10/21	2,269	2,530,245
4.80%, 02/15/19	186	207,334

		85,452,635
FOREST PRODUCTS & PAPER — 0.32%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22 (Call 10/11/21)	2,820	2,964,384
7.25%, 07/29/19[a]	525	614,345
Domtar Corp.
10.75%, 06/01/17	2,100	2,499,000
Georgia-Pacific LLC
8.00%, 01/15/24	1,000	1,328,620
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)	1,600	1,630,518
5.25%, 04/01/16	440	458,859
7.50%, 08/15/21	2,316	2,907,447
7.95%, 06/15/18	4,747	5,591,406
Plum Creek Timberlands LP
4.70%, 03/15/21 (Call 12/15/20)	2,200	2,403,110

		20,397,689

SCHEDULES OF INVESTMENTS	183

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
GAS — 0.27%
AGL Capital Corp.
3.50%, 09/15/21 (Call 06/15/21)	$1,200	$1,264,182
5.25%, 08/15/19	550	617,001
6.38%, 07/15/16	425	453,007
Atmos Energy Corp.
6.35%, 06/15/17	150	166,652
8.50%, 03/15/19	168	208,292
CenterPoint Energy Inc.
5.95%, 02/01/17	200	217,612
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	1,100	1,108,663
4.90%, 12/01/21 (Call 09/01/21)	1,180	1,277,165
8.75%, 05/01/19	750	910,992
National Grid PLC
6.30%, 08/01/16	784	846,720
ONE Gas Inc.
2.07%, 02/01/19 (Call 01/01/19)	300	301,283
3.61%, 02/01/24 (Call 11/01/23)	425	449,218
Questar Corp.
2.75%, 02/01/16	200	203,640
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	1,000	999,483
3.55%, 06/15/24 (Call 03/15/24)	500	520,301
6.15%, 06/15/18	1,334	1,512,907
9.80%, 02/15/19	3,350	4,308,854
Southern California Gas Co.
3.15%, 09/15/24 (Call 06/15/24)	1,500	1,548,540
Series HH
5.45%, 04/15/18	200	224,140
Southwest Gas Corp.
3.88%, 04/01/22 (Call 01/01/22)	100	107,269

		17,245,921

Security	Principal (000s)	Value
HAND & MACHINE TOOLS — 0.05%
Kennametal Inc.
3.88%, 02/15/22 (Call 11/15/21)	$442	$455,226
Snap-On Inc.
4.25%, 01/15/18	450	474,870
6.13%, 09/01/21	125	149,267
Stanley Black & Decker Inc.
2.90%, 11/01/22	1,500	1,509,945
3.40%, 12/01/21 (Call 09/01/21)	758	790,646

		3,379,954
HEALTH CARE — PRODUCTS — 1.35%
Baxter International Inc.
1.85%, 01/15/17	1,050	1,064,483
2.40%, 08/15/22	3,600	3,467,630
3.20%, 06/15/23 (Call 03/15/23)	1,600	1,610,961
4.25%, 03/15/20	1,300	1,413,256
4.50%, 08/15/19	1,700	1,863,274
5.38%, 06/01/18	500	556,480
5.90%, 09/01/16[a]	1,100	1,181,706
Becton Dickinson and Co.
1.75%, 11/08/16	1,400	1,416,956
1.80%, 12/15/17[a]	320	322,581
2.68%, 12/15/19	10,135	10,341,521
3.13%, 11/08/21	1,687	1,721,866
3.25%, 11/12/20	900	934,465
3.73%, 12/15/24 (Call 09/15/24)[a]	205	214,917
Boston Scientific Corp.
2.65%, 10/01/18	1,000	1,010,195
4.13%, 10/01/23 (Call 07/01/23)	1,875	1,965,591
6.00%, 01/15/20	1,662	1,906,370
6.40%, 06/15/16	1,100	1,171,397
CareFusion Corp.
1.45%, 05/15/17	900	899,346
3.88%, 05/15/24 (Call 02/15/24)	855	889,275
6.38%, 08/01/19	1,305	1,514,962
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	1,000	998,297

184	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
4.20%, 06/15/20	$3,350	$3,655,798
6.00%, 10/15/17	1,061	1,178,848
CR Bard Inc.
1.38%, 01/15/18	1,575	1,562,831
4.40%, 01/15/21 (Call 10/15/20)	1,125	1,226,988
Edwards Lifesciences Corp.
2.88%, 10/15/18	1,250	1,272,581
Life Technologies Corp.
5.00%, 01/15/21 (Call 10/15/20)	650	717,733
6.00%, 03/01/20	2,821	3,246,047
Medtronic Inc.
0.88%, 02/27/17	250	249,125
1.38%, 04/01/18	1,940	1,933,797
1.50%, 03/15/18[b]	245	245,280
2.50%, 03/15/20[b]	2,115	2,152,845
2.63%, 03/15/16	1,850	1,886,731
2.75%, 04/01/23 (Call 01/01/23)	1,500	1,486,758
3.13%, 03/15/22 (Call 12/15/21)	3,600	3,696,253
3.15%, 03/15/22[b]	8,000	8,285,702
3.63%, 03/15/24 (Call 12/15/23)[a]	550	580,620
4.13%, 03/15/21 (Call 12/15/20)	3,400	3,699,238
4.45%, 03/15/20	1,394	1,544,663
5.60%, 03/15/19	750	851,954
St. Jude Medical Inc.
3.25%, 04/15/23 (Call 01/15/23)	1,500	1,522,648
Stryker Corp.
1.30%, 04/01/18	2,000	1,980,739
2.00%, 09/30/16	990	1,006,684
3.38%, 05/15/24 (Call 02/15/24)	1,200	1,230,073
4.38%, 01/15/20	1,050	1,145,617
Zimmer Holdings Inc.
3.38%, 11/30/21 (Call 08/30/21)[a]	1,180	1,216,241
4.63%, 11/30/19	2,600	2,855,110

		86,896,433

Security	Principal (000s)	Value
HEALTH CARE — SERVICES — 1.01%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	$2,350	$2,355,822
1.75%, 05/15/17 (Call 04/15/17)[a]	1,438	1,455,327
2.20%, 03/15/19 (Call 02/15/19)	500	502,388
2.75%, 11/15/22 (Call 08/15/22)	1,650	1,655,202
3.50%, 11/15/24 (Call 08/15/24)[a]	395	411,384
3.95%, 09/01/20	2,227	2,391,538
4.13%, 06/01/21 (Call 03/01/21)	1,000	1,080,533
Anthem Inc.
1.88%, 01/15/18	1,180	1,185,711
2.25%, 08/15/19	2,750	2,750,720
2.30%, 07/15/18	500	506,803
2.38%, 02/15/17	1,000	1,020,233
3.13%, 05/15/22	1,396	1,400,623
3.30%, 01/15/23	1,000	1,017,147
3.70%, 08/15/21 (Call 05/15/21)	2,200	2,315,483
4.35%, 08/15/20	1,450	1,584,164
5.88%, 06/15/17	1,350	1,482,263
Cigna Corp.
2.75%, 11/15/16	1,150	1,182,490
4.00%, 02/15/22 (Call 11/15/21)	149	161,735
4.38%, 12/15/20 (Call 09/15/20)	1,100	1,192,212
4.50%, 03/15/21 (Call 12/15/20)	1,736	1,890,452
5.13%, 06/15/20	288	325,169
Coventry Health Care Inc.
5.45%, 06/15/21 (Call 03/15/21)	1,066	1,226,821
5.95%, 03/15/17	600	656,549
Dignity Health
3.13%, 11/01/22	1,050	1,044,445
Humana Inc.
3.15%, 12/01/22 (Call 09/01/22)[a]	1,358	1,362,236

SCHEDULES OF INVESTMENTS	185

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.85%, 10/01/24 (Call 07/01/24)	$1,500	$1,559,331
6.30%, 08/01/18[a]	200	227,541
7.20%, 06/15/18	1,550	1,802,489
Laboratory Corp. of America Holdings
2.20%, 08/23/17	1,800	1,821,597
3.13%, 05/15/16	600	613,752
3.60%, 02/01/25 (Call 11/01/24)	295	298,056
3.75%, 08/23/22 (Call 05/23/22)[a]	2,500	2,587,674
4.63%, 11/15/20 (Call 08/15/20)	700	762,230
Quest Diagnostics Inc.
4.70%, 04/01/21	1,800	1,958,130
4.75%, 01/30/20	150	164,394
5.45%, 11/01/15	1,470	1,514,146
6.40%, 07/01/17	480	530,178
UnitedHealth Group Inc.
1.40%, 10/15/17	1,650	1,660,477
1.63%, 03/15/19	3,435	3,411,187
1.88%, 11/15/16[a]	900	915,532
2.30%, 12/15/19	2,400	2,432,281
2.88%, 12/15/21	840	861,987
2.88%, 03/15/22 (Call 12/15/21)	1,000	1,023,107
3.38%, 11/15/21 (Call 08/15/21)	1,150	1,216,422
3.88%, 10/15/20 (Call 07/15/20)	100	108,161
4.70%, 02/15/21 (Call 11/15/20)	1,600	1,799,370
6.00%, 06/15/17	1,650	1,830,101
6.00%, 02/15/18	969	1,097,563
Ventas Realty LP
1.25%, 04/17/17	2,500	2,491,981

		64,845,137
HOLDING COMPANIES — DIVERSIFIED — 0.20%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	1,000	1,000,829
4.88%, 11/30/18	500	520,685

Security	Principal (000s)	Value
Fifth Street Finance Corp.
4.88%, 03/01/19	$500	$515,500
FS Investment Corp.
4.00%, 07/15/19[a]	3,100	3,093,276
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	3,500	3,566,479
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/20/25)	2,500	2,478,093
Prospect Capital Corp.
5.88%, 03/15/23	1,840	1,890,600

		13,065,462
HOME FURNISHINGS — 0.07%
Leggett & Platt Inc.
3.80%, 11/15/24 (Call 08/15/24)	1,000	1,025,341
Whirlpool Corp.
3.70%, 03/01/23	1,500	1,552,249
4.85%, 06/15/21[a]	1,900	2,116,869

		4,694,459
HOUSEHOLD PRODUCTS & WARES — 0.21%
Avery Dennison Corp.
3.35%, 04/15/23 (Call 01/15/23)	850	843,824
5.38%, 04/15/20	150	164,896
Church & Dwight Co. Inc.
2.88%, 10/01/22	1,000	990,694
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)[a]	1,000	1,003,073
3.50%, 12/15/24 (Call 09/15/24)	1,500	1,530,158
3.80%, 11/15/21	810	871,830
5.95%, 10/15/17	1,120	1,249,095
Kimberly-Clark Corp.
2.40%, 03/01/22	720	717,561
2.65%, 03/01/25	430	431,015
3.63%, 08/01/20[a]	750	810,112
3.88%, 03/01/21	400	439,269
6.13%, 08/01/17	1,058	1,183,803
6.25%, 07/15/18	640	737,274
7.50%, 11/01/18	900	1,081,868

186	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)	$1,225	$1,313,814

		13,368,286
HOUSEWARES — 0.08%
Newell Rubbermaid Inc.
2.05%, 12/01/17[a]	1,000	1,003,365
4.00%, 06/15/22 (Call 03/15/22)	1,500	1,565,178
4.00%, 12/01/24 (Call 09/01/24)	2,000	2,096,188
6.25%, 04/15/18	200	224,619

		4,889,350
INSURANCE — 2.42%
ACE INA Holdings Inc.
3.35%, 05/15/24	1,500	1,557,476
5.70%, 02/15/17	1,500	1,632,408
5.80%, 03/15/18	200	224,999
5.90%, 06/15/19	825	949,114
AEGON Funding Co. LLC
5.75%, 12/15/20	360	415,258
Aflac Inc.
2.65%, 02/15/17	1,750	1,800,497
3.63%, 06/15/23[a]	1,000	1,041,579
3.63%, 11/15/24	2,000	2,086,842
4.00%, 02/15/22	450	483,822
8.50%, 05/15/19	800	1,006,724
Alleghany Corp.
5.63%, 09/15/20	650	734,568
Allied World Assurance Co. Holdings Ltd.
5.50%, 11/15/20	575	646,513
Allstate Corp. (The)
5.75%, 08/15/53 (Call 08/15/23)[d]	1,700	1,836,000
7.45%, 05/16/19	1,473	1,773,993
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)[a]	7,100	7,171,469
3.38%, 08/15/20	2,900	3,062,977
4.13%, 02/15/24	2,000	2,178,325
4.88%, 06/01/22	1,731	1,970,855
5.45%, 05/18/17	177	192,759

Security	Principal (000s)	Value
5.60%, 10/18/16	$1,140	$1,220,672
5.85%, 01/16/18[a]	2,030	2,277,449
6.40%, 12/15/20	1,194	1,452,539
Aon Corp.
3.13%, 05/27/16	350	358,242
5.00%, 09/30/20	950	1,067,513
Aon PLC
3.50%, 06/14/24 (Call 03/01/24)	1,520	1,555,169
Aspen Insurance Holdings Ltd.
4.65%, 11/15/23	500	529,211
6.00%, 12/15/20	650	745,308
Assurant Inc.
4.00%, 03/15/23	1,000	1,029,598
Axis Specialty Finance LLC
5.88%, 06/01/20	1,500	1,711,582
Berkshire Hathaway Finance Corp.
1.30%, 05/15/18[a]	500	500,446
2.90%, 10/15/20[a]	100	104,742
3.00%, 05/15/22	2,500	2,581,404
4.25%, 01/15/21[a]	1,108	1,230,933
5.40%, 05/15/18[a]	1,928	2,177,218
Berkshire Hathaway Inc.
0.80%, 02/11/16[a]	1,600	1,605,221
1.90%, 01/31/17	2,385	2,433,655
2.10%, 08/14/19	1,500	1,527,324
2.20%, 08/15/16	2,682	2,737,271
3.00%, 02/11/23[a]	5,000	5,141,595
3.40%, 01/31/22	2,750	2,914,654
Chubb Corp. (The)
5.75%, 05/15/18	1,300	1,467,831
6.38%, 03/29/67 (Call 04/15/17)[d]	1,500	1,605,000
CNA Financial Corp.
5.75%, 08/15/21	740	849,088
5.88%, 08/15/20	1,400	1,604,661
6.50%, 08/15/16	210	225,366
7.35%, 11/15/19	105	125,645
Fidelity National Financial Inc.
5.50%, 09/01/22	1,700	1,846,283
First American Financial Corp.
4.60%, 11/15/24	1,000	1,027,297

SCHEDULES OF INVESTMENTS	187

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Hanover Insurance Group Inc. (The)
6.38%, 06/15/21	$800	$934,985
Hartford Financial Services Group Inc. (The)
4.00%, 10/15/17	1,650	1,753,316
5.50%, 03/30/20	200	227,906
6.00%, 01/15/19	2,100	2,385,916
6.30%, 03/15/18	1,437	1,621,859
HCC Insurance Holdings Inc.
6.30%, 11/15/19	130	149,590
Kemper Corp.
6.00%, 11/30/15	1,000	1,036,251
6.00%, 05/15/17	350	378,047
Lincoln National Corp.
4.20%, 03/15/22[a]	1,388	1,483,604
4.85%, 06/24/21	1,150	1,278,231
6.25%, 02/15/20[a]	550	641,274
7.00%, 05/17/66 (Call 05/17/16)[d]	1,000	965,000
8.75%, 07/01/19	830	1,039,658
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	2,500	2,410,436
5.25%, 03/15/16	260	272,632
Manulife Financial Corp.
4.90%, 09/17/20	1,000	1,098,855
Markel Corp.
5.35%, 06/01/21	1,800	2,028,019
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	1,550	1,559,554
3.50%, 06/03/24 (Call 03/03/24)	1,250	1,288,722
4.80%, 07/15/21 (Call 04/15/21)	575	647,085
MetLife Inc.
1.76%, 12/15/17	1,000	1,011,064
3.05%, 12/15/22	360	367,661
3.60%, 04/10/24[a]	3,500	3,696,826
4.75%, 02/08/21	1,801	2,031,319
6.75%, 06/01/16	1,441	1,543,579
7.72%, 02/15/19[a]	1,382	1,679,633

Security	Principal (000s)	Value
Series A
6.82%, 08/15/18	$2,900	$3,383,027
Old Republic International Corp.
4.88%, 10/01/24 (Call 09/01/24)	500	526,089
PartnerRe Finance B LLC
5.50%, 06/01/20	800	904,588
Principal Financial Group Inc.
3.30%, 09/15/22	1,550	1,565,171
8.88%, 05/15/19	500	626,380
Progressive Corp. (The)
3.75%, 08/23/21	975	1,053,303
6.70%, 06/15/67 (Call 06/15/17)[d]	1,000	1,070,000
Protective Life Corp.
7.38%, 10/15/19	700	841,154
Prudential Financial Inc.
3.00%, 05/12/16	750	766,865
3.50%, 05/15/24	4,600	4,756,316
4.50%, 11/16/21	1,250	1,382,829
5.38%, 06/21/20	3,200	3,658,849
5.50%, 03/15/16	170	178,243
5.63%, 06/15/43 (Call 06/15/23)[d]	1,000	1,062,500
5.88%, 09/15/42 (Call 09/15/22)[a,d]	1,400	1,512,000
7.38%, 06/15/19	1,243	1,496,145
8.88%, 06/15/68 (Call 06/15/18)[d]	1,000	1,177,500
Series D
6.00%, 12/01/17	941	1,051,841
Reinsurance Group of America Inc.
5.00%, 06/01/21	1,595	1,768,430
6.45%, 11/15/19[a]	1,200	1,397,328
RenRe North America Holdings Inc.
5.75%, 03/15/20	125	139,886
StanCorp Financial Group Inc.
5.00%, 08/15/22	950	1,020,015
Symetra Financial Corp.
4.25%, 07/15/24	500	517,465
Torchmark Corp.
3.80%, 09/15/22	1,000	1,039,696

188	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
6.38%, 06/15/16	$350	$372,140
9.25%, 06/15/19	325	409,835
Transatlantic Holdings Inc.
5.75%, 12/14/15[a]	861	890,252
Travelers Companies Inc. (The)
3.90%, 11/01/20[a]	1,500	1,618,205
5.75%, 12/15/17	530	592,779
5.80%, 05/15/18	1,537	1,737,819
6.25%, 06/20/16	500	533,184
Trinity Acquisition PLC
4.63%, 08/15/23[a]	1,600	1,694,317
Unum Group
4.00%, 03/15/24[a]	500	521,076
5.63%, 09/15/20	600	679,696
7.13%, 09/30/16	650	706,316
Voya Financial Inc.
5.50%, 07/15/22	1,500	1,714,015
Willis Group Holdings PLC
5.75%, 03/15/21	400	449,211
WR Berkley Corp.
4.63%, 03/15/22[a]	1,200	1,302,822
5.38%, 09/15/20	300	336,048
7.38%, 09/15/19	1,050	1,253,217
XLIT Ltd.
2.30%, 12/15/18	150	151,351

		155,808,020
INTERNET — 0.86%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)[b]	8,405	8,351,051
3.13%, 11/28/21 (Call 09/28/21)[b]	4,330	4,340,339
3.60%, 11/28/24 (Call 08/28/24)[b]	680	683,095
Amazon.com Inc.
1.20%, 11/29/17	1,500	1,494,621
2.50%, 11/29/22 (Call 08/29/22)	2,050	1,993,027
2.60%, 12/05/19 (Call 11/05/19)	5,000	5,094,281
3.80%, 12/05/24 (Call 09/05/24)	1,500	1,572,913

Security	Principal (000s)	Value
Baidu Inc.
2.25%, 11/28/17	$3,650	$3,665,607
2.75%, 06/09/19	4,000	4,004,002
3.50%, 11/28/22	2,000	2,013,036
eBay Inc.
1.35%, 07/15/17	978	973,381
2.20%, 08/01/19 (Call 07/01/19)	1,500	1,496,620
2.60%, 07/15/22 (Call 04/15/22)[a]	5,422	5,123,130
3.25%, 10/15/20 (Call 07/15/20)	2,200	2,254,190
Expedia Inc.
5.95%, 08/15/20	2,100	2,342,023
7.46%, 08/15/18	1,770	2,045,840
Google Inc.
2.13%, 05/19/16	1,907	1,947,742
3.38%, 02/25/24	1,825	1,944,746
3.63%, 05/19/21	2,061	2,236,508
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	1,000	1,013,858
3.95%, 06/15/22 (Call 03/15/22)	250	253,020
4.20%, 09/15/20	600	620,861

		55,463,891
IRON & STEEL — 0.24%
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	1,500	1,579,812
5.75%, 12/01/17	550	613,465
5.85%, 06/01/18[a]	1,200	1,350,632
Reliance Steel & Aluminum Co.
4.50%, 04/15/23 (Call 01/15/23)	1,100	1,110,681
6.20%, 11/15/16	290	308,530
Vale Overseas Ltd.
4.38%, 01/11/22[a]	4,900	4,733,924
4.63%, 09/15/20[a]	2,000	2,025,436
5.63%, 09/15/19[a]	450	485,615
6.25%, 01/11/16	2,190	2,271,249
6.25%, 01/23/17	922	983,551

		15,462,895

SCHEDULES OF INVESTMENTS	189

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
LEISURE TIME — 0.06%
Carnival Corp.
1.88%, 12/15/17	$1,900	$1,893,396
3.95%, 10/15/20	2,000	2,113,101

		4,006,497
LODGING — 0.25%
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	940	944,789
3.88%, 08/15/16 (Call 07/15/16)	170	175,692
5.38%, 08/15/21 (Call 05/15/21)	938	1,063,101
Marriott International Inc./MD
3.00%, 03/01/19 (Call 12/01/18)	1,700	1,748,501
3.25%, 09/15/22 (Call 06/15/22)	1,000	1,012,804
3.38%, 10/15/20 (Call 07/15/20)	1,000	1,038,441
6.20%, 06/15/16	200	212,738
Series N
3.13%, 10/15/21 (Call 07/15/21)	1,500	1,523,561
Starwood Hotels & Resorts Worldwide Inc.
3.13%, 02/15/23 (Call 11/15/22)	1,250	1,230,232
6.75%, 05/15/18	1,150	1,315,223
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	1,050	1,054,385
2.95%, 03/01/17 (Call 02/01/17)[a]	850	868,289
3.90%, 03/01/23 (Call 12/01/22)	1,120	1,119,773
4.25%, 03/01/22 (Call 12/01/21)	2,150	2,243,257
5.63%, 03/01/21[a]	305	342,721
6.00%, 12/01/16	14	14,995

		15,908,502

Security	Principal (000s)	Value
MACHINERY — 1.04%
Caterpillar Financial Services Corp.
0.70%, 02/26/16	$1,200	$1,202,909
1.00%, 03/03/17	3,300	3,303,706
1.63%, 06/01/17[a]	300	302,664
2.00%, 03/05/20	3,000	3,003,742
2.10%, 06/09/19	4,350	4,397,344
2.25%, 12/01/19	3,500	3,543,598
2.63%, 03/01/23	1,360	1,352,417
2.65%, 04/01/16	740	755,517
7.15%, 02/15/19	3,635	4,342,943
Caterpillar Inc.
1.50%, 06/26/17	2,400	2,420,077
2.60%, 06/26/22 (Call 03/26/22)	1,500	1,501,638
3.40%, 05/15/24 (Call 02/15/24)	1,050	1,101,889
3.90%, 05/27/21	1,293	1,405,216
5.70%, 08/15/16	904	967,241
7.90%, 12/15/18	3,374	4,096,548
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	1,152	1,151,043
4.38%, 10/16/19	2,053	2,260,296
Flowserve Corp.
3.50%, 09/15/22 (Call 06/15/22)	1,000	1,010,748
IDEX Corp.
4.20%, 12/15/21 (Call 09/15/21)[a]	250	264,285
John Deere Capital Corp.
1.13%, 06/12/17	2,000	2,002,315
1.20%, 10/10/17[a]	2,700	2,703,913
1.30%, 03/12/18[a]	4,000	3,989,188
1.35%, 01/16/18	1,840	1,840,957
1.85%, 09/15/16	800	812,780
2.25%, 06/07/16	855	870,770
2.30%, 09/16/19	500	507,488
2.75%, 03/15/22	1,639	1,655,452
2.80%, 09/18/17	1,500	1,557,978
2.80%, 03/04/21	1,050	1,073,151
3.15%, 10/15/21	680	704,549

190	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
3.35%, 06/12/24[a]	$805	$846,126
3.90%, 07/12/21[a]	1,150	1,246,009
Series D
5.35%, 04/03/18	1,100	1,228,361
Joy Global Inc.
5.13%, 10/15/21[a]	1,500	1,675,426
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	990	993,060
2.88%, 03/01/25 (Call 12/01/24)	305	306,864
5.65%, 12/01/17	300	330,391
Roper Industries Inc.
3.13%, 11/15/22 (Call 08/15/22)	1,500	1,469,903
6.25%, 09/01/19	1,350	1,557,758
Xylem Inc./NY
3.55%, 09/20/16	490	506,712
4.88%, 10/01/21	800	876,287

		67,139,259
MANUFACTURING — 0.93%
3M Co.
1.00%, 06/26/17	1,300	1,302,279
1.38%, 09/29/16	1,312	1,325,801
1.63%, 06/15/19	1,900	1,888,367
2.00%, 06/26/22[a]	1,500	1,475,505
Carlisle Companies Inc.
3.75%, 11/15/22 (Call 08/15/22)	1,500	1,531,036
Cooper U.S. Inc.
3.88%, 12/15/20 (Call 09/15/20)	1,110	1,167,698
6.10%, 07/01/17	200	221,240
Crane Co.
2.75%, 12/15/18	250	253,679
4.45%, 12/15/23 (Call 09/15/23)	500	533,539
Danaher Corp.
2.30%, 06/23/16	100	102,053
3.90%, 06/23/21 (Call 03/23/21)	1,840	1,999,839
5.40%, 03/01/19	558	629,812
5.63%, 01/15/18	1,100	1,225,382

Security	Principal (000s)	Value
Dover Corp.
4.30%, 03/01/21 (Call 12/01/20)	$650	$719,526
5.45%, 03/15/18	100	111,528
Eaton Corp.
1.50%, 11/02/17	3,200	3,212,246
2.75%, 11/02/22	2,000	2,009,196
5.60%, 05/15/18	788	880,806
6.95%, 03/20/19	405	477,407
General Electric Co.
2.70%, 10/09/22	4,000	4,070,911
3.38%, 03/11/24	5,000	5,300,488
5.25%, 12/06/17	3,432	3,808,360
Illinois Tool Works Inc.
0.90%, 02/25/17	20	19,991
1.95%, 03/01/19	500	502,426
3.38%, 09/15/21 (Call 06/15/21)	955	1,011,720
3.50%, 03/01/24 (Call 12/01/23)[a]	2,400	2,536,712
6.25%, 04/01/19	500	582,836
Ingersoll-Rand Global Holding Co. Ltd.
2.88%, 01/15/19	500	510,144
4.25%, 06/15/23	1,500	1,606,706
6.88%, 08/15/18	1,592	1,844,005
Ingersoll-Rand Luxembourg Finance SA
3.55%, 11/01/24 (Call 08/01/24)	1,145	1,156,615
Parker-Hannifin Corp.
3.30%, 11/21/24 (Call 08/21/24)	1,500	1,566,724
3.50%, 09/15/22	1,000	1,064,564
Pentair Finance SA
1.88%, 09/15/17	2,850	2,853,629
2.65%, 12/01/19	1,068	1,064,492
3.15%, 09/15/22 (Call 06/15/22)	400	397,609
Pentair Inc.
5.00%, 05/15/21 (Call 02/15/21)	900	1,007,098

SCHEDULES OF INVESTMENTS	191

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Textron Inc.
3.65%, 03/01/21	$1,000	$1,038,030
3.88%, 03/01/25 (Call 12/01/24)	760	778,152
4.63%, 09/21/16	725	763,457
5.60%, 12/01/17	895	979,421
5.95%, 09/21/21 (Call 06/21/21)	725	846,893
Tyco Electronics Group SA
3.45%, 08/01/24 (Call 05/01/24)	565	584,195
4.88%, 01/15/21	1,450	1,624,030
6.55%, 10/01/17	1,000	1,121,964

		59,708,111
MEDIA — 2.68%
21st Century Fox America Inc.
3.00%, 09/15/22	2,500	2,516,299
3.70%, 09/15/24 (Call 06/15/24)	500	528,076
4.00%, 10/01/23	1,000	1,074,926
4.50%, 02/15/21	2,363	2,601,853
5.65%, 08/15/20	200	232,453
6.90%, 03/01/19	2,300	2,721,087
7.25%, 05/18/18	500	584,681
8.25%, 08/10/18	100	121,052
CBS Corp.
1.95%, 07/01/17	900	906,079
2.30%, 08/15/19 (Call 07/15/19)[a]	950	941,885
3.38%, 03/01/22 (Call 12/01/21)	4,700	4,748,859
3.50%, 01/15/25 (Call 10/15/24)	825	828,822
4.30%, 02/15/21 (Call 11/15/20)	1,000	1,078,409
4.63%, 05/15/18	170	182,953
5.75%, 04/15/20	1,100	1,259,247
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	2,500	3,602,039
Comcast Cable Communications LLC
8.88%, 05/01/17	3,130	3,641,932

Security	Principal (000s)	Value
Comcast Corp.
2.85%, 01/15/23	$1,000	$1,010,345
3.13%, 07/15/22	7,100	7,322,937
3.60%, 03/01/24[a]	1,850	1,981,792
4.95%, 06/15/16	1,070	1,126,055
5.15%, 03/01/20	1,242	1,421,947
5.70%, 05/15/18	1,425	1,606,751
5.70%, 07/01/19	2,300	2,656,279
5.90%, 03/15/16	1,517	1,598,452
6.30%, 11/15/17	1,798	2,030,889
6.50%, 01/15/17	1,763	1,940,527
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18[a]	2,250	2,235,517
2.40%, 03/15/17	2,262	2,298,911
3.50%, 03/01/16	1,576	1,614,735
3.80%, 03/15/22	2,412	2,491,317
3.95%, 01/15/25 (Call 10/15/24)	1,380	1,417,448
4.45%, 04/01/24 (Call 01/01/24)	2,500	2,659,017
4.60%, 02/15/21 (Call 11/15/20)	2,328	2,515,241
5.00%, 03/01/21	2,689	2,973,954
5.20%, 03/15/20	850	945,086
5.88%, 10/01/19	1,388	1,582,944
Discovery Communications LLC
3.30%, 05/15/22	4,500	4,484,704
4.38%, 06/15/21	1,400	1,505,064
5.05%, 06/01/20	477	530,182
5.63%, 08/15/19	1,050	1,189,719
Graham Holdings Co.
7.25%, 02/01/19	1,100	1,228,211
Historic TW Inc.
6.88%, 06/15/18	830	965,307
7.25%, 10/15/17	400	459,435
9.15%, 02/01/23	500	686,209
NBCUniversal Media LLC
2.88%, 04/01/16	1,397	1,429,679
2.88%, 01/15/23	1,000	1,012,107
4.38%, 04/01/21	1,950	2,160,491
5.15%, 04/30/20	2,126	2,430,089

192	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Reed Elsevier Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	$84	$83,840
8.63%, 01/15/19	1,400	1,717,231
Scripps Networks Interactive Inc.
2.70%, 12/15/16	1,000	1,025,502
3.90%, 11/15/24 (Call 08/15/24)	1,000	1,046,490
Thomson Reuters Corp.
3.85%, 09/29/24 (Call 06/29/24)	1,500	1,547,136
3.95%, 09/30/21 (Call 06/30/21)	1,000	1,063,096
4.30%, 11/23/23 (Call 08/23/23)	1,000	1,077,024
4.70%, 10/15/19	1,300	1,426,838
6.50%, 07/15/18	1,482	1,693,104
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	4,363	4,604,073
4.13%, 02/15/21 (Call 11/15/20)[a]	2,400	2,540,196
5.00%, 02/01/20	2,687	2,969,227
5.85%, 05/01/17	3,244	3,528,864
6.75%, 07/01/18	3,301	3,780,904
8.25%, 04/01/19	2,348	2,858,337
8.75%, 02/14/19	1,996	2,453,937
Time Warner Companies Inc.
7.57%, 02/01/24	500	643,475
Time Warner Entertainment Co. LP
8.38%, 03/15/23	500	667,303
Time Warner Inc.
2.10%, 06/01/19	500	498,909
3.40%, 06/15/22[a]	4,950	5,077,646
4.00%, 01/15/22	4,000	4,245,869
4.70%, 01/15/21	3,277	3,658,202
4.75%, 03/29/21	1,480	1,653,059
4.88%, 03/15/20	1,145	1,281,407
5.88%, 11/15/16	1,359	1,468,241
Viacom Inc.
2.20%, 04/01/19[a]	150	148,817
2.50%, 12/15/16	1,450	1,480,569

Security	Principal (000s)	Value
2.75%, 12/15/19 (Call 11/11/19)	$1,000	$1,008,621
3.13%, 06/15/22 (Call 03/15/22)	500	495,862
3.50%, 04/01/17	1,150	1,195,707
3.88%, 12/15/21	1,250	1,296,921
3.88%, 04/01/24 (Call 01/01/24)	1,375	1,397,883
4.25%, 09/01/23 (Call 06/01/23)	3,300	3,439,366
4.50%, 03/01/21	1,250	1,348,434
5.63%, 09/15/19	600	677,125
6.13%, 10/05/17	160	177,446
6.25%, 04/30/16	1,797	1,903,629
Walt Disney Co. (The)
1.10%, 12/01/17	1,130	1,128,369
1.13%, 02/15/17	1,947	1,959,126
1.35%, 08/16/16	2,006	2,027,713
1.85%, 05/30/19	1,500	1,502,813
2.35%, 12/01/22	2,150	2,134,423
2.55%, 02/15/22	1,200	1,203,575
2.75%, 08/16/21	2,000	2,059,340
3.75%, 06/01/21	1,750	1,891,203
5.50%, 03/15/19	1,600	1,829,362
5.63%, 09/15/16	93	100,068
Series B
5.88%, 12/15/17	100	112,773

		172,211,048
METAL FABRICATE & HARDWARE — 0.05%
Precision Castparts Corp.
1.25%, 01/15/18	1,813	1,800,228
2.50%, 01/15/23 (Call 10/15/22)	1,375	1,350,510

		3,150,738
MINING — 1.38%
Barrick Gold Corp.
3.85%, 04/01/22[a]	2,675	2,640,166
4.10%, 05/01/23	1,900	1,893,001
6.95%, 04/01/19[a]	1,546	1,804,653
Barrick North America Finance LLC
4.40%, 05/30/21	2,403	2,495,440
6.80%, 09/15/18	1,700	1,952,222

SCHEDULES OF INVESTMENTS	193

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Barrick PD Australia Finance Pty Ltd.
4.95%, 01/15/20	$1,300	$1,420,008
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	4,496	4,557,768
1.88%, 11/21/16	1,527	1,554,135
2.05%, 09/30/18	2,520	2,559,177
2.88%, 02/24/22[a]	1,295	1,313,208
3.25%, 11/21/21	2,382	2,491,302
3.85%, 09/30/23	1,000	1,080,137
6.50%, 04/01/19	1,485	1,751,901
7.25%, 03/01/16	670	714,052
Freeport-McMoRan Inc.
2.15%, 03/01/17	850	845,820
2.38%, 03/15/18	3,600	3,529,820
3.10%, 03/15/20[a]	1,000	959,121
3.55%, 03/01/22 (Call 12/01/21)	1,862	1,690,496
3.88%, 03/15/23 (Call 12/15/22)[a]	3,450	3,147,813
4.00%, 11/14/21	1,500	1,444,010
4.55%, 11/14/24 (Call 08/14/24)[a]	4,200	3,968,324
Goldcorp Inc.
2.13%, 03/15/18	1,350	1,350,930
3.70%, 03/15/23 (Call 12/15/22)	1,300	1,301,512
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)[a]	740	740,864
5.95%, 03/15/24 (Call 12/15/23)	2,300	2,267,925
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	2,747	2,697,658
5.13%, 10/01/19[a]	2,558	2,805,897
Rio Tinto Finance USA Ltd.
2.25%, 09/20/16	1,913	1,947,565
2.50%, 05/20/16	800	815,254
3.50%, 11/02/20[a]	1,448	1,518,302
3.75%, 09/20/21	2,032	2,140,128
4.13%, 05/20/21[a]	3,210	3,450,422
6.50%, 07/15/18	4,278	4,909,974
9.00%, 05/01/19	2,069	2,625,769

Security	Principal (000s)	Value
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	$3,450	$3,463,864
2.25%, 12/14/18 (Call 11/14/18)	2,050	2,070,288
2.88%, 08/21/22 (Call 05/21/22)[a]	2,000	1,996,256
Southern Copper Corp.
3.50%, 11/08/22	2,150	2,079,222
5.38%, 04/16/20	1,150	1,252,108
Teck Resources Ltd.
2.50%, 02/01/18	1,400	1,378,596
3.00%, 03/01/19[a]	650	631,961
3.15%, 01/15/17	500	508,627
3.85%, 08/15/17	1,100	1,132,405
4.75%, 01/15/22 (Call 10/15/21)[a]	2,250	2,217,117

		89,115,218
MULTI-NATIONAL — 0.04%
International Bank for Reconstruction & Development
2.13%, 03/03/25	2,500	2,500,837

		2,500,837
OFFICE & BUSINESS EQUIPMENT — 0.24%
Pitney Bowes Inc.
4.63%, 03/15/24 (Call 12/15/23)	1,400	1,445,157
4.75%, 01/15/16[a]	410	422,832
4.75%, 05/15/18	1,300	1,377,098
5.75%, 09/15/17[a]	1,013	1,097,307
Xerox Corp.
2.75%, 09/01/20	800	801,069
2.80%, 05/15/20	3,200	3,214,801
2.95%, 03/15/17	500	513,960
4.50%, 05/15/21	2,637	2,851,014
5.63%, 12/15/19	900	1,019,478
6.35%, 05/15/18	976	1,105,482
6.40%, 03/15/16	1,500	1,583,445
6.75%, 02/01/17[a]	200	219,549

		15,651,192

194	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
OIL & GAS — 6.40%
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)[a]	$1,500	$1,523,166
5.95%, 09/15/16	1,202	1,286,813
6.38%, 09/15/17	4,392	4,899,669
6.95%, 06/15/19	1,750	2,056,682
8.70%, 03/15/19	1,119	1,378,908
Apache Corp.
1.75%, 04/15/17	1,100	1,105,640
2.63%, 01/15/23 (Call 10/15/22)[a]	950	912,042
3.25%, 04/15/22 (Call 01/15/22)	2,862	2,887,870
3.63%, 02/01/21 (Call 11/01/20)[a]	1,900	1,981,256
5.63%, 01/15/17	405	436,086
BP Capital Markets PLC
1.38%, 11/06/17	3,000	2,993,827
1.38%, 05/10/18	4,320	4,283,003
1.67%, 02/13/18	3,000	3,010,561
1.85%, 05/05/17	2,839	2,875,017
2.24%, 05/10/19	4,800	4,829,328
2.32%, 02/13/20	2,000	2,008,505
2.50%, 11/06/22	2,000	1,952,929
2.75%, 05/10/23	3,500	3,436,040
3.20%, 03/11/16	1,562	1,600,238
3.25%, 05/06/22	2,792	2,868,028
3.54%, 11/04/24	940	964,971
3.56%, 11/01/21	2,750	2,892,872
4.50%, 10/01/20	2,571	2,836,842
4.74%, 03/11/21	1,333	1,487,113
4.75%, 03/10/19	1,363	1,498,730
British Transco Finance Inc.
6.63%, 06/01/18	1,380	1,593,899
Canadian Natural Resources Ltd.
3.45%, 11/15/21 (Call 08/15/21)[a]	1,750	1,764,767
3.80%, 04/15/24[a]	1,000	1,011,288
3.90%, 02/01/25 (Call 11/01/24)	1,990	2,021,631
5.70%, 05/15/17	1,416	1,534,097
5.90%, 02/01/18[a]	850	937,818

Security	Principal (000s)	Value
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	$1,000	$951,414
3.80%, 09/15/23 (Call 06/15/23)[a]	1,000	992,570
5.70%, 10/15/19	1,173	1,295,176
Chevron Corp.
0.89%, 06/24/16[a]	1,450	1,453,512
1.10%, 12/05/17 (Call 11/05/17)	7,500	7,475,742
1.72%, 06/24/18 (Call 05/24/18)	3,750	3,782,620
2.36%, 12/05/22 (Call 09/05/22)	4,150	4,092,410
2.41%, 03/03/22 (Call 01/03/22)	1,140	1,142,112
2.43%, 06/24/20 (Call 05/24/20)	500	509,209
3.19%, 06/24/23 (Call 03/24/23)	3,000	3,116,477
4.95%, 03/03/19	2,526	2,828,671
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23[a]	7,000	6,799,664
CNOOC Nexen Finance 2014 ULC
1.63%, 04/30/17	5,000	4,971,135
ConocoPhillips
5.20%, 05/15/18	1,050	1,170,375
5.75%, 02/01/19	2,100	2,405,991
6.00%, 01/15/20	837	986,398
6.65%, 07/15/18	1,240	1,441,576
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	4,300	4,273,752
2.40%, 12/15/22 (Call 09/15/22)	6,500	6,340,013
3.35%, 11/15/24 (Call 08/15/24)[a]	445	459,480
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)[a]	1,195	1,114,748
4.50%, 04/15/23 (Call 01/15/23)	4,400	4,282,154
5.00%, 09/15/22 (Call 03/15/17)	1,000	989,906

SCHEDULES OF INVESTMENTS	195

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Devon Energy Corp.
2.25%, 12/15/18 (Call 11/15/18)	$300	$303,723
3.25%, 05/15/22 (Call 02/15/22)[a]	1,031	1,053,384
6.30%, 01/15/19	2,750	3,165,828
Diamond Offshore Drilling Inc.
5.88%, 05/01/19[a]	1,550	1,716,605
Ecopetrol SA
4.13%, 01/16/25	2,500	2,362,500
4.25%, 09/18/18	1,500	1,575,000
5.88%, 09/18/23[a]	1,500	1,612,500
7.63%, 07/23/19[a]	3,950	4,661,000
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)[a]	2,900	2,974,306
6.50%, 05/15/19	245	277,556
Ensco PLC
3.25%, 03/15/16	1,192	1,210,281
4.50%, 10/01/24 (Call 07/01/24)[a]	1,500	1,454,159
4.70%, 03/15/21[a]	3,003	3,025,916
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	1,850	1,871,461
2.50%, 02/01/16	500	507,823
2.63%, 03/15/23 (Call 12/15/22)[a]	1,288	1,271,595
4.10%, 02/01/21	1,229	1,325,715
4.40%, 06/01/20[a]	1,200	1,320,567
5.63%, 06/01/19[a]	796	909,358
5.88%, 09/15/17	453	502,747
6.88%, 10/01/18	400	468,591
EQT Corp.
4.88%, 11/15/21	1,350	1,422,560
6.50%, 04/01/18	1,900	2,100,219
8.13%, 06/01/19	1,700	2,029,824
Exxon Mobil Corp.
0.92%, 03/15/17	3,600	3,604,911
1.82%, 03/15/19 (Call 02/15/19)	4,000	4,025,229

Security	Principal (000s)	Value
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.50%, 11/15/20 (Call 11/15/15)	$1,225	$1,295,437
6.63%, 05/01/21 (Call 05/01/16)	500	527,500
6.88%, 02/15/23 (Call 02/15/18)	1,688	1,780,840
Hess Corp.
1.30%, 06/15/17	500	494,378
3.50%, 07/15/24 (Call 04/15/24)[a]	360	355,652
8.13%, 02/15/19	2,026	2,418,568
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)	1,900	1,920,823
6.15%, 06/15/19	150	166,934
7.25%, 12/15/19[a]	1,583	1,865,174
Kerr-McGee Corp.
6.95%, 07/01/24	1,000	1,240,795
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	300	290,837
5.90%, 03/15/18	874	967,151
6.00%, 10/01/17	1,167	1,285,383
Marathon Petroleum Corp.
3.50%, 03/01/16	1,590	1,626,190
3.63%, 09/15/24 (Call 06/15/24)	670	684,455
5.13%, 03/01/21	1,061	1,193,030
Murphy Oil Corp.
2.50%, 12/01/17	850	842,092
3.70%, 12/01/22 (Call 09/01/22)	1,360	1,272,189
4.00%, 06/01/22 (Call 03/01/22)	1,000	957,177
Nabors Industries Inc.
4.63%, 09/15/21	1,750	1,639,039
5.00%, 09/15/20[a]	1,000	972,030
5.10%, 09/15/23 (Call 06/15/23)	1,050	980,688
9.25%, 01/15/19	1,853	2,125,287
Nexen Energy ULC
6.20%, 07/30/19	1,750	2,010,774

196	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	$2,148	$2,286,618
8.25%, 03/01/19	828	994,040
Noble Holding International Ltd.
2.50%, 03/15/17	300	294,240
3.95%, 03/15/22[a]	1,250	1,111,015
4.63%, 03/01/21	250	232,252
4.90%, 08/01/20	1,400	1,326,276
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	1,300	1,295,089
1.75%, 02/15/17	6,100	6,166,614
2.50%, 02/01/16	400	406,739
3.13%, 02/15/22 (Call 11/15/21)	1,154	1,169,527
Series 1
4.10%, 02/01/21 (Call 11/01/20)	2,390	2,586,477
Petro-Canada
6.05%, 05/15/18	2,250	2,531,396
Petrobras Global Finance BV
2.00%, 05/20/16	818	778,178
3.00%, 01/15/19[a]	1,500	1,294,691
3.25%, 03/17/17	3,800	3,532,563
3.50%, 02/06/17	3,750	3,516,432
4.38%, 05/20/23	5,250	4,311,916
4.88%, 03/17/20	1,325	1,178,334
5.38%, 01/27/21	7,000	6,298,983
5.75%, 01/20/20	5,350	4,950,980
5.88%, 03/01/18	2,237	2,132,253
6.13%, 10/06/16[a]	1,850	1,839,400
6.25%, 03/17/24[a]	4,000	3,687,269
7.88%, 03/15/19	2,250	2,278,535
Petroleos Mexicanos
3.13%, 01/23/19	1,500	1,519,455
3.50%, 01/30/23	6,750	6,547,500
4.25%, 01/15/25[b]	2,500	2,506,250
4.88%, 01/24/22	4,600	4,870,250
4.88%, 01/18/24	3,750	3,956,250
5.50%, 01/21/21	5,300	5,810,125
5.75%, 03/01/18	967	1,061,282
6.00%, 03/05/20[a]	2,900	3,280,625
8.00%, 05/03/19	1,500	1,796,250

Security	Principal (000s)	Value
Phillips 66
2.95%, 05/01/17	$1,412	$1,461,498
4.30%, 04/01/22	2,544	2,776,830
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)[a]	1,050	1,069,404
5.88%, 07/15/16	175	185,102
6.65%, 03/15/17	1,300	1,421,446
7.50%, 01/15/20	2,200	2,617,660
Pride International Inc.
6.88%, 08/15/20	1,345	1,525,512
8.50%, 06/15/19[a]	1,000	1,186,320
Rowan Companies Inc.
4.75%, 01/15/24 (Call 10/15/23)[a]	275	263,956
4.88%, 06/01/22 (Call 03/01/22)	2,160	2,104,783
5.00%, 09/01/17	800	826,485
7.88%, 08/01/19[a]	175	194,608
Sasol Financing International PLC
4.50%, 11/14/22	2,000	2,010,000
Shell International Finance BV
1.13%, 08/21/17	11,800	11,811,953
2.00%, 11/15/18[a]	4,160	4,226,918
2.25%, 01/06/23	2,000	1,957,127
2.38%, 08/21/22	750	743,493
3.40%, 08/12/23	1,400	1,478,666
4.30%, 09/22/19	1,359	1,503,663
4.38%, 03/25/20	130	145,113
5.20%, 03/22/17	475	516,016
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)[a]	3,458	3,405,397
4.95%, 01/23/25 (Call 10/23/24)	1,000	1,026,782
7.50%, 02/01/18	325	366,498
Statoil ASA
1.15%, 05/15/18	790	781,341
1.20%, 01/17/18	1,700	1,690,372
1.80%, 11/23/16	500	507,235
2.45%, 01/17/23	8,900	8,759,738
3.13%, 08/17/17	2,660	2,782,261
3.15%, 01/23/22	158	163,723
3.25%, 11/10/24	6,500	6,716,994

SCHEDULES OF INVESTMENTS	197

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.25%, 04/15/19	$1,879	$2,131,103
6.70%, 01/15/18	700	795,547
Suncor Energy Inc.
6.10%, 06/01/18	1,263	1,425,053
Talisman Energy Inc.
3.75%, 02/01/21 (Call 11/01/20)	850	836,519
7.75%, 06/01/19	1,240	1,440,823
Total Capital Canada Ltd.
1.45%, 01/15/18	4,000	4,013,312
2.75%, 07/15/23	900	898,449
Total Capital International SA
0.75%, 01/25/16	2,250	2,254,214
1.50%, 02/17/17	1,792	1,811,686
1.55%, 06/28/17[a]	2,792	2,821,822
2.10%, 06/19/19	6,100	6,166,809
2.70%, 01/25/23	2,700	2,699,394
3.70%, 01/15/24	2,500	2,668,935
3.75%, 04/10/24[a]	3,600	3,857,340
Total Capital SA
2.30%, 03/15/16	1,231	1,252,596
4.13%, 01/28/21	1,070	1,180,168
4.45%, 06/24/20	1,254	1,399,826
Transocean Inc.
2.50%, 10/15/17	1,000	915,000
3.80%, 10/15/22 (Call 07/15/22)[a]	1,300	1,004,250
5.05%, 12/15/16	969	971,423
6.00%, 03/15/18	982	945,175
6.38%, 12/15/21	3,060	2,669,850
6.50%, 11/15/20[a]	1,568	1,395,520
Valero Energy Corp.
6.13%, 06/15/17	1,612	1,778,963
6.13%, 02/01/20	834	958,306
9.38%, 03/15/19	1,131	1,417,839
XTO Energy Inc.
5.50%, 06/15/18	1,500	1,696,903
6.25%, 08/01/17	750	842,751

		411,434,796
OIL & GAS SERVICES — 0.50%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	2,100	2,153,161
7.50%, 11/15/18	1,184	1,410,673

Security	Principal (000s)	Value
Cameron International Corp.
3.70%, 06/15/24 (Call 03/15/24)	$1,500	$1,453,633
4.50%, 06/01/21 (Call 03/01/21)	1,450	1,515,570
6.38%, 07/15/18	1,700	1,899,938
FMC Technologies Inc.
2.00%, 10/01/17	900	902,177
3.45%, 10/01/22 (Call 07/01/22)	1,000	989,907
Halliburton Co.
2.00%, 08/01/18 (Call 07/01/18)	500	503,199
3.25%, 11/15/21 (Call 08/15/21)	2,000	2,078,765
3.50%, 08/01/23 (Call 05/01/23)	1,050	1,091,418
6.15%, 09/15/19	1,814	2,121,571
National Oilwell Varco Inc.
1.35%, 12/01/17	900	896,290
2.60%, 12/01/22 (Call 09/01/22)	1,520	1,467,656
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)[a]	2,200	2,340,057
SESI LLC
6.38%, 05/01/19 (Call 05/01/15)[a]	1,100	1,105,855
7.13%, 12/15/21 (Call 12/15/16)[a]	1,430	1,431,003
Weatherford International LLC
6.35%, 06/15/17[a]	1,385	1,454,250
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	1,070	973,202
5.13%, 09/15/20	4,280	4,066,000
5.50%, 02/15/16	210	215,775
6.00%, 03/15/18	1,000	1,035,000
9.63%, 03/01/19	1,038	1,172,940

		32,278,040

198	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
PACKAGING & CONTAINERS — 0.07%
Bemis Co. Inc.
4.50%, 10/15/21 (Call 07/15/21)	$100	$109,287
6.80%, 08/01/19	555	650,295
Packaging Corp. of America
3.90%, 06/15/22 (Call 03/15/22)	1,038	1,072,015
Rock-Tenn Co.
3.50%, 03/01/20	500	513,783
4.90%, 03/01/22	2,000	2,181,198
Sonoco Products Co.
4.38%, 11/01/21 (Call 08/01/21)	75	80,509

		4,607,087
PHARMACEUTICALS — 3.27%
Abbott Laboratories
4.13%, 05/27/20	800	873,977
5.13%, 04/01/19	1,678	1,873,259
AbbVie Inc.
1.75%, 11/06/17	6,250	6,293,594
2.00%, 11/06/18	2,950	2,957,129
2.90%, 11/06/22	2,725	2,724,381
Actavis Funding SCS
1.30%, 06/15/17	2,000	1,975,297
2.45%, 06/15/19[a]	195	192,616
3.85%, 06/15/24 (Call 03/15/24)[a]	500	507,520
Actavis Inc.
1.88%, 10/01/17	2,800	2,790,979
3.25%, 10/01/22 (Call 07/01/22)	3,500	3,452,891
6.13%, 08/15/19	1,195	1,354,779
Allergan Inc./United States
1.35%, 03/15/18[a]	1,150	1,121,370
2.80%, 03/15/23 (Call 12/15/22)	2,900	2,696,310
3.38%, 09/15/20[a]	1,500	1,524,377
5.75%, 04/01/16	520	545,365
AmerisourceBergen Corp.
1.15%, 05/15/17	900	897,005
3.40%, 05/15/24[a]	1,000	1,023,595
3.50%, 11/15/21 (Call 08/15/21)	1,075	1,117,628

Security	Principal (000s)	Value
AstraZeneca PLC
1.95%, 09/18/19	$2,300	$2,314,621
5.90%, 09/15/17	4,217	4,722,032
Bristol-Myers Squibb Co.
0.88%, 08/01/17	2,163	2,153,816
2.00%, 08/01/22	2,231	2,148,103
3.25%, 11/01/23	1,300	1,354,587
Cardinal Health Inc.
2.40%, 11/15/19	2,000	2,006,736
3.20%, 06/15/22	1,600	1,615,222
3.20%, 03/15/23	1,300	1,318,162
4.63%, 12/15/20	2,000	2,202,308
DENTSPLY International Inc.
2.75%, 08/15/16	140	142,442
4.13%, 08/15/21 (Call 05/15/21)	1,545	1,640,650
Eli Lilly & Co.
1.25%, 03/01/18	305	304,899
1.95%, 03/15/19	2,000	2,017,581
5.20%, 03/15/17	996	1,083,317
Express Scripts Holding Co.
1.25%, 06/02/17	325	324,112
2.25%, 06/15/19	9,900	9,890,319
2.65%, 02/15/17	1,000	1,026,502
3.13%, 05/15/16	1,399	1,432,764
3.90%, 02/15/22	1,665	1,758,106
4.75%, 11/15/21	800	890,410
7.25%, 06/15/19	1,665	1,991,885
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	3,650	3,654,438
5.65%, 05/15/18	2,080	2,347,629
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	5,196	5,247,131
2.85%, 05/08/22	6,309	6,389,705
Johnson & Johnson
1.88%, 12/05/19	5,000	5,050,402
2.15%, 05/15/16	951	968,638
2.45%, 12/05/21	1,500	1,524,951
2.95%, 09/01/20	1,200	1,263,986
3.55%, 05/15/21	1,900	2,061,348
5.15%, 07/15/18[a]	2,063	2,324,093
5.55%, 08/15/17[a]	1,828	2,032,394

SCHEDULES OF INVESTMENTS	199

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
McKesson Corp.
1.40%, 03/15/18	$1,000	$991,110
2.70%, 12/15/22 (Call 09/15/22)[a]	1,563	1,535,630
2.85%, 03/15/23 (Call 12/15/22)[a]	500	494,569
3.25%, 03/01/16	1,299	1,328,622
3.80%, 03/15/24 (Call 12/15/23)	3,200	3,382,131
4.75%, 03/01/21 (Call 12/01/20)	750	831,249
5.70%, 03/01/17	567	616,645
7.50%, 02/15/19	1,985	2,376,961
Mead Johnson Nutrition Co.
4.90%, 11/01/19	1,450	1,598,058
Medco Health Solutions Inc.
4.13%, 09/15/20	500	536,858
7.13%, 03/15/18	1,338	1,543,412
Merck & Co. Inc.
1.10%, 01/31/18	1,750	1,742,440
1.30%, 05/18/18	10,700	10,669,322
2.75%, 02/10/25 (Call 11/10/24)	5,775	5,773,461
2.80%, 05/18/23	2,150	2,181,098
3.88%, 01/15/21 (Call 10/15/20)	1,021	1,110,773
Merck Sharp & Dohme Corp.
4.75%, 03/01/15	850	850,000
5.00%, 06/30/19	1,128	1,277,518
Mylan Inc./PA
2.55%, 03/28/19	3,050	3,061,296
Novartis Capital Corp.
2.40%, 09/21/22	2,200	2,199,535
3.40%, 05/06/24	3,650	3,870,784
4.40%, 04/24/20	168	187,157
Novartis Securities Investment Ltd.
5.13%, 02/10/19	3,313	3,736,552
Perrigo Co. PLC
4.00%, 11/15/23 (Call 08/15/23)	1,910	1,997,453
Perrigo Finance PLC
3.50%, 12/15/21 (Call 10/15/21)	5,000	5,172,260

Security	Principal (000s)	Value
Pfizer Inc.
1.10%, 05/15/17	$5,750	$5,773,365
1.50%, 06/15/18	1,500	1,507,140
2.10%, 05/15/19	2,000	2,026,314
3.00%, 06/15/23	4,100	4,180,612
4.65%, 03/01/18	200	219,332
6.20%, 03/15/19	6,084	7,103,209
Pharmacia Corp.
6.50%, 12/01/18	2,140	2,511,462
Sanofi
1.25%, 04/10/18	2,000	1,996,874
2.63%, 03/29/16	4,729	4,835,151
4.00%, 03/29/21	2,782	3,061,447
Teva Pharmaceutical Finance Co. BV
2.40%, 11/10/16	450	460,131
2.95%, 12/18/22[a]	1,174	1,152,027
Series 2
3.65%, 11/10/21	2,329	2,455,715
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	923	981,932
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20[a]	1,250	1,255,723
Wyeth LLC
5.45%, 04/01/17	315	344,147
5.50%, 02/15/16	168	176,025
Zoetis Inc.
1.15%, 02/01/16	650	650,570
1.88%, 02/01/18	1,225	1,217,187

		210,098,618
PIPELINES — 2.35%
Access Midstream Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	75	77,063
4.88%, 03/15/24 (Call 03/15/19)	1,000	1,030,000
6.13%, 07/15/22 (Call 01/15/17)	1,000	1,070,000
Boardwalk Pipelines Partners LP
5.50%, 02/01/17	110	115,600
5.75%, 09/15/19	2,200	2,367,423

200	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	$3,225	$3,224,677
4.88%, 02/01/21 (Call 11/01/20)	2,000	2,124,000
5.50%, 08/15/19	500	540,837
6.05%, 01/15/18	1,250	1,359,465
CenterPoint Energy Resources Corp.
4.50%, 01/15/21 (Call 10/15/20)	2,023	2,205,879
6.13%, 11/01/17	200	222,953
6.15%, 05/01/16	210	222,121
Copano Energy LLC/Copano Energy Finance Corp.
7.13%, 04/01/21 (Call 04/01/16)	1,600	1,739,840
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	2,000	1,815,000
4.95%, 04/01/22 (Call 01/01/22)	500	488,228
El Paso Natural Gas Co. LLC
5.95%, 04/15/17	350	378,551
El Paso Pipeline Partners Operating Co. LLC
4.30%, 05/01/24 (Call 02/01/24)	1,000	1,028,129
5.00%, 10/01/21 (Call 07/01/21)	2,000	2,156,908
6.50%, 04/01/20	675	770,090
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)[b]	500	485,255
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)[a]	150	156,283
5.20%, 03/15/20	2,395	2,621,651
9.88%, 03/01/19	1,535	1,926,458
Enbridge Inc.
3.50%, 06/10/24 (Call 03/10/24)	3,790	3,671,946
5.60%, 04/01/17	1,325	1,423,148

Security	Principal (000s)	Value
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	$500	$494,792
4.15%, 10/01/20 (Call 08/01/20)	1,675	1,749,024
4.65%, 06/01/21 (Call 03/01/21)	1,487	1,586,801
5.20%, 02/01/22 (Call 11/01/21)[a]	4,866	5,317,078
6.13%, 02/15/17	230	248,781
6.70%, 07/01/18	1,350	1,527,823
9.00%, 04/15/19	840	1,032,043
9.70%, 03/15/19	665	831,731
EnLink Midstream Partners LP
4.40%, 04/01/24 (Call 01/01/24)	1,535	1,626,874
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	1,260	1,272,211
3.20%, 02/01/16	405	413,095
3.35%, 03/15/23 (Call 12/15/22)	3,000	3,061,405
4.05%, 02/15/22[a]	1,400	1,500,468
5.20%, 09/01/20	393	444,327
5.25%, 01/31/20	800	899,791
6.50%, 01/31/19	1,450	1,673,504
6.65%, 04/15/18	800	913,299
Series L
6.30%, 09/15/17	2,412	2,689,519
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	1,000	992,906
3.50%, 03/01/16	1,150	1,175,017
3.50%, 03/01/21 (Call 01/01/21)	1,375	1,390,710
3.95%, 09/01/22 (Call 06/01/22)	1,000	1,025,214
4.15%, 03/01/22[a]	900	933,043
4.25%, 09/01/24 (Call 06/01/24)[a]	5,870	6,101,103
5.30%, 09/15/20	4,100	4,500,264

SCHEDULES OF INVESTMENTS	201

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.80%, 03/01/21	$150	$169,359
5.95%, 02/15/18	1,105	1,219,548
6.00%, 02/01/17	1,000	1,077,710
6.85%, 02/15/20[a]	2,165	2,529,440
9.00%, 02/01/19	900	1,099,837
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	255	257,391
Magellan Midstream Partners LP
4.25%, 02/01/21	770	836,836
5.65%, 10/15/16	220	235,481
6.55%, 07/15/19	2,025	2,371,427
Northern Border Pipeline Co. Series A
7.50%, 09/15/21	90	105,678
Northwest Pipeline LLC
6.05%, 06/15/18	215	241,105
ONEOK Partners LP
2.00%, 10/01/17 (Call 09/01/17)	1,000	996,160
3.20%, 09/15/18 (Call 08/15/18)	3,200	3,257,627
3.25%, 02/01/16 (Call 01/01/16)[a]	1,100	1,116,311
3.38%, 10/01/22 (Call 07/01/22)	2,120	1,993,800
6.15%, 10/01/16	425	454,738
8.63%, 03/01/19[a]	1,120	1,339,287
Panhandle Eastern Pipe Line Co. LP
6.20%, 11/01/17[a]	300	332,111
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	2,000	2,012,906
3.60%, 11/01/24 (Call 08/01/24)	1,500	1,533,313
5.00%, 02/01/21 (Call 11/01/20)	1,975	2,200,842
5.75%, 01/15/20	1,490	1,699,503
6.50%, 05/01/18	1,700	1,933,472
8.75%, 05/01/19	1,550	1,927,250
Questar Pipeline Co.
5.83%, 02/01/18[a]	1,000	1,104,947

Security	Principal (000s)	Value
Southern Natural Gas Co. LLC
5.90%, 04/01/17[b]	$325	$351,055
Southern Natural Gas Co. LLC/Southern Natural Issuing Corp.
4.40%, 06/15/21 (Call 03/15/21)[a]	1,850	1,934,408
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	550	516,410
8.00%, 10/01/19	2,250	2,727,919
Spectra Energy Partners LP
2.95%, 06/15/16 (Call 05/15/16)	1,000	1,023,600
4.75%, 03/15/24 (Call 12/15/23)	50	55,481
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	2,690	2,625,843
4.65%, 02/15/22	1,150	1,225,667
TC Pipelines LP
4.65%, 06/15/21 (Call 03/15/21)	450	472,851
Tennessee Gas Pipeline Co. LLC
7.50%, 04/01/17	975	1,083,795
TransCanada PipeLines Ltd.
1.88%, 01/12/18	510	511,750
2.50%, 08/01/22	2,650	2,587,839
3.75%, 10/16/23 (Call 07/16/23)	1,100	1,148,010
3.80%, 10/01/20	2,720	2,880,770
6.35%, 05/15/67 (Call 05/15/17)[a,d]	500	480,000
6.50%, 08/15/18	1,386	1,593,159
7.13%, 01/15/19	149	175,461
9.88%, 01/01/21	320	428,698
Transcontinental Gas Pipe Line Co. LLC
6.05%, 06/15/18	1,105	1,239,170
Western Gas Partners LP
2.60%, 08/15/18 (Call 07/15/18)	550	552,633
4.00%, 07/01/22 (Call 04/01/22)	1,850	1,907,231

202	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.38%, 06/01/21 (Call 03/01/21)	$3,050	$3,399,835
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	3,358	3,127,899
4.55%, 06/24/24 (Call 03/24/24)	85	82,773
7.88%, 09/01/21[a]	1,300	1,508,869
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	2,250	2,205,832
4.00%, 11/15/21 (Call 08/15/21)	2,750	2,828,228
4.30%, 03/04/24 (Call 12/04/23)	1,200	1,233,303
5.25%, 03/15/20[a]	982	1,079,604
Williams Partners LP/Williams Partners Finance Corp.
7.25%, 02/01/17	1,300	1,431,479

		151,087,979
REAL ESTATE — 0.04%
Brookfield Asset Management Inc.
4.00%, 01/15/25 (Call 10/15/24)	1,000	999,722
5.80%, 04/25/17	250	269,320
Regency Centers LP
3.75%, 06/15/24 (Call 03/15/24)	500	515,365
5.88%, 06/15/17	800	876,478

		2,660,885
REAL ESTATE INVESTMENT TRUSTS — 2.68%
Alexandria Real Estate Equities Inc.
3.90%, 06/15/23 (Call 03/15/23)	1,000	1,021,965
4.60%, 04/01/22 (Call 01/01/22)	1,500	1,601,130
American Tower Corp.
3.40%, 02/15/19	154	157,996
3.50%, 01/31/23	5,100	4,978,088
4.50%, 01/15/18	1,524	1,620,951
4.70%, 03/15/22	1,600	1,692,947
5.00%, 02/15/24[a]	1,500	1,623,337

Security	Principal (000s)	Value
5.05%, 09/01/20	$1,000	$1,092,429
5.90%, 11/01/21[a]	585	667,670
7.00%, 10/15/17	1,000	1,125,623
AvalonBay Communities Inc.
2.85%, 03/15/23 (Call 12/15/22)	1,210	1,184,137
3.63%, 10/01/20 (Call 07/01/20)	2,000	2,096,037
3.95%, 01/15/21 (Call 10/15/20)[a]	550	582,586
5.70%, 03/15/17	750	812,962
5.75%, 09/15/16	190	203,131
6.10%, 03/15/20	300	348,460
BioMed Realty LP
3.85%, 04/15/16 (Call 03/15/16)	150	154,086
4.25%, 07/15/22 (Call 04/15/22)	1,500	1,579,763
Boston Properties LP
3.13%, 09/01/23 (Call 06/01/23)[a]	3,500	3,484,993
3.70%, 11/15/18 (Call 08/15/18)	2,030	2,151,556
3.80%, 02/01/24 (Call 11/01/23)[a]	1,000	1,041,032
3.85%, 02/01/23 (Call 11/01/22)	500	525,316
4.13%, 05/15/21 (Call 02/15/21)	1,049	1,127,408
5.63%, 11/15/20 (Call 08/15/20)	900	1,034,988
5.88%, 10/15/19	900	1,038,431
Camden Property Trust
4.25%, 01/15/24 (Call 10/15/23)	1,750	1,859,960
4.63%, 06/15/21 (Call 03/15/21)	200	218,363
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)	3,000	3,233,623
Corporate Office Properties LP
5.25%, 02/15/24 (Call 11/15/23)	2,500	2,708,213

SCHEDULES OF INVESTMENTS	203

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
DDR Corp.
3.38%, 05/15/23 (Call 02/15/23)	$500	$491,947
3.50%, 01/15/21 (Call 11/15/20)[a]	103	105,390
4.63%, 07/15/22 (Call 04/15/22)	2,600	2,790,959
Digital Realty Trust LP
3.63%, 10/01/22 (Call 07/01/22)	1,000	998,139
5.25%, 03/15/21 (Call 12/15/20)	1,290	1,422,777
Duke Realty LP
3.88%, 10/15/22 (Call 07/15/22)	1,200	1,245,390
4.38%, 06/15/22 (Call 03/15/22)	1,350	1,442,848
5.95%, 02/15/17	1,270	1,374,566
6.75%, 03/15/20[a]	1,250	1,475,132
EPR Properties
5.75%, 08/15/22 (Call 05/15/22)	1,500	1,647,914
Equity Commonwealth
5.88%, 09/15/20 (Call 03/15/20)	600	663,730
6.25%, 06/15/17 (Call 12/15/16)	550	590,116
6.65%, 01/15/18 (Call 07/15/17)	200	218,988
ERP Operating LP
3.00%, 04/15/23 (Call 01/15/23)[a]	1,000	992,636
4.63%, 12/15/21 (Call 09/15/21)	929	1,026,522
4.75%, 07/15/20 (Call 04/15/20)	1,100	1,213,635
5.13%, 03/15/16	1,006	1,048,742
5.38%, 08/01/16	750	794,356
5.75%, 06/15/17	1,322	1,447,843
Essex Portfolio LP
3.63%, 08/15/22 (Call 05/15/22)	1,000	1,026,981
3.88%, 05/01/24 (Call 02/01/24)	2,400	2,477,152

Security	Principal (000s)	Value
5.50%, 03/15/17	$950	$1,026,350
HCP Inc.
3.15%, 08/01/22 (Call 05/01/22)	2,000	1,982,584
3.75%, 02/01/16	1,415	1,451,680
3.75%, 02/01/19 (Call 11/01/18)	2,200	2,320,813
4.25%, 11/15/23 (Call 08/15/23)	1,000	1,058,006
5.38%, 02/01/21 (Call 11/03/20)	1,418	1,588,267
5.63%, 05/01/17[a]	640	694,579
6.00%, 01/30/17	1,300	1,409,601
6.70%, 01/30/18	1,426	1,615,573
Health Care REIT Inc.
2.25%, 03/15/18	950	958,608
3.63%, 03/15/16	1,208	1,240,010
3.75%, 03/15/23 (Call 12/15/22)	1,400	1,432,061
4.13%, 04/01/19 (Call 01/01/19)	650	694,437
4.50%, 01/15/24 (Call 10/15/23)	1,100	1,178,472
4.70%, 09/15/17	950	1,020,437
4.95%, 01/15/21 (Call 10/15/20)	888	975,838
5.25%, 01/15/22 (Call 10/15/21)	920	1,028,668
6.20%, 06/01/16	745	791,029
Healthcare Realty Trust Inc.
3.75%, 04/15/23 (Call 01/15/23)	196	195,274
5.75%, 01/15/21	650	730,528
6.50%, 01/17/17	800	870,601
Highwoods Realty LP
3.63%, 01/15/23 (Call 10/15/22)	1,850	1,873,649
5.85%, 03/15/17	250	270,423
Hospitality Properties Trust
4.65%, 03/15/24 (Call 09/15/23)	1,500	1,553,113
5.00%, 08/15/22 (Call 02/15/22)	1,750	1,854,986

204	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.63%, 03/15/17	$1,350	$1,441,590
6.70%, 01/15/18 (Call 07/15/17)	200	220,434
Host Hotels & Resorts LP
5.88%, 06/15/19 (Call 06/15/15)	500	520,625
Series D
3.75%, 10/15/23 (Call 07/15/23)	4,350	4,380,210
Kilroy Realty LP
4.80%, 07/15/18 (Call 05/15/18)	1,700	1,830,543
Kimco Realty Corp.
3.13%, 06/01/23 (Call 03/01/23)	2,500	2,471,580
3.20%, 05/01/21 (Call 03/01/21)	100	101,621
5.70%, 05/01/17	1,550	1,679,457
5.78%, 03/15/16	210	219,898
Liberty Property LP
4.13%, 06/15/22 (Call 03/15/22)	1,000	1,048,042
4.40%, 02/15/24 (Call 11/15/23)	2,200	2,338,532
4.75%, 10/01/20 (Call 07/01/20)	100	108,805
5.50%, 12/15/16	200	214,052
6.63%, 10/01/17	1,000	1,117,111
Mack-Cali Realty LP
2.50%, 12/15/17 (Call 11/15/17)	1,350	1,349,871
4.50%, 04/18/22 (Call 01/18/22)	2,000	2,029,206
7.75%, 08/15/19	1,350	1,590,646
Mid-America Apartments LP
4.30%, 10/15/23 (Call 07/15/23)	2,000	2,129,751
National Retail Properties Inc.
3.90%, 06/15/24 (Call 03/15/24)	1,500	1,543,439
5.50%, 07/15/21 (Call 04/15/21)	1,000	1,141,661

Security	Principal (000s)	Value
Omega Healthcare Investors Inc.
6.75%, 10/15/22 (Call 10/15/15)	$750	$795,000
Piedmont Operating Partnership LP
4.45%, 03/15/24 (Call 12/15/23)	1,600	1,670,684
ProLogis LP
4.25%, 08/15/23 (Call 05/15/23)	2,150	2,298,537
4.50%, 08/15/17	680	723,340
6.88%, 03/15/20 (Call 12/16/19)	1,240	1,465,543
Rayonier Inc.
3.75%, 04/01/22 (Call 01/01/22)	897	915,846
Realty Income Corp.
2.00%, 01/31/18 (Call 12/31/17)	2,700	2,711,017
3.25%, 10/15/22 (Call 07/15/22)	1,000	996,432
5.95%, 09/15/16	690	739,785
6.75%, 08/15/19	1,050	1,234,433
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)	1,000	1,010,907
Senior Housing Properties Trust
3.25%, 05/01/19 (Call 02/01/19)	1,000	1,010,884
4.75%, 05/01/24 (Call 11/01/23)	1,000	1,039,337
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)[a]	2,300	2,349,024
2.75%, 02/01/23 (Call 11/01/22)	500	495,317
2.80%, 01/30/17 (Call 10/30/16)	1,550	1,595,844
3.75%, 02/01/24 (Call 11/01/23)	500	529,103
4.13%, 12/01/21 (Call 09/01/21)	2,940	3,205,855
4.38%, 03/01/21 (Call 12/01/20)	3,421	3,795,720

SCHEDULES OF INVESTMENTS	205

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.65%, 02/01/20 (Call 11/01/19)	$878	$1,009,402
6.13%, 05/30/18	1,383	1,570,734
10.35%, 04/01/19 (Call 01/01/19)	2,303	2,989,077
Tanger Properties LP
3.88%, 12/01/23 (Call 09/01/23)	1,900	1,968,540
UDR Inc.
3.70%, 10/01/20 (Call 07/01/20)	500	520,803
4.25%, 06/01/18	950	1,016,869
4.63%, 01/10/22 (Call 10/10/21)	700	763,217
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	1,550	1,560,753
2.70%, 04/01/20 (Call 01/01/20)	1,150	1,157,614
4.25%, 03/01/22 (Call 12/01/21)	1,700	1,808,399
4.75%, 06/01/21 (Call 03/01/21)	2,250	2,462,956
Vornado Realty LP
5.00%, 01/15/22 (Call 10/15/21)	500	553,388
Washington REIT
4.95%, 10/01/20 (Call 04/01/20)	750	812,802
Weingarten Realty Investors
3.38%, 10/15/22 (Call 07/15/22)	200	199,628
Weyerhaeuser Co.
4.63%, 09/15/23	500	546,880
7.38%, 10/01/19	2,000	2,395,360

		172,674,635
RETAIL — 2.58%
Advance Auto Parts Inc.
4.50%, 01/15/22 (Call 10/15/21)	1,890	2,029,403
5.75%, 05/01/20	500	562,692

Security	Principal (000s)	Value
AutoZone Inc.
1.30%, 01/13/17	$1,100	$1,103,576
3.70%, 04/15/22 (Call 01/15/22)	2,150	2,242,438
4.00%, 11/15/20 (Call 08/15/20)	150	160,194
Bed Bath & Beyond Inc.
3.75%, 08/01/24 (Call 05/01/24)[a]	500	513,530
Costco Wholesale Corp.
1.13%, 12/15/17	3,100	3,103,528
1.70%, 12/15/19	1,900	1,888,388
2.25%, 02/15/22	850	833,679
5.50%, 03/15/17	2,000	2,188,719
CVS Health Corp.
1.20%, 12/05/16	4,281	4,304,624
3.38%, 08/12/24 (Call 05/12/24)	3,000	3,111,164
4.00%, 12/05/23 (Call 09/05/23)	4,000	4,341,359
4.75%, 05/18/20 (Call 12/18/19)	4,200	4,694,413
5.75%, 06/01/17	842	927,702
6.13%, 08/15/16	480	515,432
Darden Restaurants Inc.
6.45%, 10/15/17	1,515	1,655,686
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	1,300	1,251,120
4.13%, 07/15/17	2,000	2,097,790
Family Dollar Stores Inc.
5.00%, 02/01/21[a]	1,840	1,955,587
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	2,050	2,337,070
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	3,400	3,449,019
2.25%, 09/10/18 (Call 08/10/18)	4,600	4,733,868
2.70%, 04/01/23 (Call 01/01/23)	1,000	1,011,806
4.40%, 04/01/21 (Call 01/01/21)	2,559	2,872,555
5.40%, 03/01/16	1,951	2,044,564

206	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Kohl’s Corp.
4.00%, 11/01/21 (Call 08/01/21)[a]	$2,538	$2,672,450
6.25%, 12/15/17	1,700	1,889,907
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	1,200	1,215,017
2.13%, 04/15/16 (Call 03/15/16)	950	960,984
3.12%, 04/15/22 (Call 01/15/22)	1,403	1,452,857
3.75%, 04/15/21 (Call 01/15/21)	150	162,110
3.80%, 11/15/21 (Call 08/15/21)	1,550	1,681,596
4.63%, 04/15/20 (Call 10/15/19)	1,050	1,171,892
5.40%, 10/15/16	1,250	1,341,987
Macy’s Retail Holdings Inc.
3.63%, 06/01/24 (Call 03/01/24)[a]	2,100	2,168,803
3.88%, 01/15/22 (Call 10/15/21)	1,510	1,600,657
5.90%, 12/01/16	1,373	1,484,308
7.45%, 07/15/17	1,900	2,157,509
McDonald’s Corp.
1.88%, 05/29/19[a]	2,600	2,607,517
2.63%, 01/15/22	754	755,027
3.25%, 06/10/24[a]	1,100	1,137,156
3.63%, 05/20/21	1,250	1,332,457
5.30%, 03/15/17	245	266,347
5.35%, 03/01/18	4,006	4,462,866
5.80%, 10/15/17	500	559,143
Nordstrom Inc.
4.00%, 10/15/21 (Call 07/15/21)	1,000	1,071,181
4.75%, 05/01/20[a]	500	554,100
6.25%, 01/15/18	1,240	1,392,963
O’Reilly Automotive Inc.
3.85%, 06/15/23 (Call 03/15/23)	1,500	1,568,296
4.63%, 09/15/21 (Call 06/15/21)	1,050	1,155,134

Security	Principal (000s)	Value
4.88%, 01/14/21 (Call 10/14/20)	$115	$127,621
QVC Inc.
3.13%, 04/01/19	175	175,139
4.85%, 04/01/24[a]	250	258,284
5.13%, 07/02/22	4,500	4,788,564
Ross Stores Inc.
3.38%, 09/15/24 (Call 06/15/24)	500	506,872
Staples Inc.
4.38%, 01/12/23 (Call 10/12/22)	1,840	1,824,463
Starbucks Corp.
2.00%, 12/05/18 (Call 11/05/18)	2,650	2,687,573
3.85%, 10/01/23 (Call 07/01/23)[a]	650	707,835
6.25%, 08/15/17	1,150	1,285,544
Target Corp.
2.30%, 06/26/19[a]	2,100	2,143,100
2.90%, 01/15/22	2,412	2,475,150
3.50%, 07/01/24	1,500	1,595,452
3.88%, 07/15/20	1,127	1,226,688
5.38%, 05/01/17[a]	2,328	2,549,772
5.88%, 07/15/16	92	98,354
6.00%, 01/15/18	1,674	1,892,474
TJX Companies Inc. (The)
2.75%, 06/15/21 (Call 04/15/21)	1,000	1,019,603
6.95%, 04/15/19	1,405	1,675,534
Wal-Mart Stores Inc.
1.00%, 04/21/17	500	502,399
1.13%, 04/11/18	1,000	997,672
1.95%, 12/15/18	2,000	2,041,826
2.55%, 04/11/23 (Call 01/11/23)	5,750	5,781,482
2.80%, 04/15/16[a]	3,168	3,249,309
3.25%, 10/25/20	1,454	1,554,340
3.30%, 04/22/24 (Call 01/22/24)	875	925,987
3.63%, 07/08/20	1,477	1,605,777
4.13%, 02/01/19[a]	1,450	1,588,233
4.25%, 04/15/21	2,099	2,341,146

SCHEDULES OF INVESTMENTS	207

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
5.38%, 04/05/17	$2,461	$2,692,027
5.80%, 02/15/18	2,238	2,531,061
Walgreen Co.
1.80%, 09/15/17	2,550	2,576,412
3.10%, 09/15/22	2,500	2,516,236
5.25%, 01/15/19	627	697,012
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	5,000	5,086,517
3.80%, 11/18/24 (Call 08/18/24)	5,210	5,418,948
Yum! Brands Inc.
3.75%, 11/01/21 (Call 08/01/21)	625	642,832
3.88%, 11/01/20 (Call 08/01/20)[a]	300	312,977
3.88%, 11/01/23 (Call 08/01/23)	1,200	1,236,711
5.30%, 09/15/19	1,275	1,412,617
6.25%, 04/15/16	200	211,446
6.25%, 03/15/18	392	438,400

		166,151,559
SAVINGS & LOANS — 0.05%
People’s United Financial Inc.
3.65%, 12/06/22 (Call 09/06/22)	500	508,125
Santander Holdings USA Inc./PA
3.45%, 08/27/18 (Call 07/27/18)	2,000	2,072,860
4.63%, 04/19/16	400	415,124

		2,996,109
SEMICONDUCTORS — 0.58%
Altera Corp.
1.75%, 05/15/17	2,000	2,014,991
Analog Devices Inc.
2.88%, 06/01/23 (Call 03/01/23)	1,250	1,229,364
3.00%, 04/15/16	400	409,568
Applied Materials Inc.
2.65%, 06/15/16	500	509,865
4.30%, 06/15/21	3,350	3,616,988
Broadcom Corp.
2.50%, 08/15/22[a]	1,900	1,848,989

Security	Principal (000s)	Value
2.70%, 11/01/18	$1,200	$1,229,480
3.50%, 08/01/24 (Call 05/01/24)	1,050	1,076,293
Intel Corp.
1.35%, 12/15/17	4,900	4,919,628
1.95%, 10/01/16	1,484	1,511,895
2.70%, 12/15/22	2,000	2,003,735
3.30%, 10/01/21	2,986	3,138,724
KLA-Tencor Corp.
3.38%, 11/01/19 (Call 10/01/19)	375	387,417
4.13%, 11/01/21 (Call 09/01/21)[a]	1,790	1,875,360
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	1,000	998,037
National Semiconductor Corp.
6.60%, 06/15/17	1,200	1,344,293
Texas Instruments Inc.
0.88%, 03/12/17	1,500	1,494,639
1.00%, 05/01/18	750	739,557
1.65%, 08/03/19	2,219	2,195,223
2.38%, 05/16/16	698	712,011
2.75%, 03/12/21 (Call 02/12/21)	500	508,155
Xilinx Inc.
2.13%, 03/15/19	1,500	1,504,120
3.00%, 03/15/21[a]	2,150	2,179,263

		37,447,595
SOFTWARE — 1.32%
Adobe Systems Inc.
4.75%, 02/01/20	1,740	1,907,060
Autodesk Inc.
1.95%, 12/15/17	1,775	1,777,220
Broadridge Financial Solutions Inc.
3.95%, 09/01/20	1,500	1,575,356
CA Inc.
4.50%, 08/15/23 (Call 05/15/23)	1,960	2,081,120
5.38%, 12/01/19[a]	1,000	1,118,285
Dun & Bradstreet Corp. (The)
2.88%, 11/15/15	1,000	1,012,931
4.38%, 12/01/22 (Call 09/01/22)[a]	1,100	1,148,012

208	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Fidelity National Information Services Inc.
1.45%, 06/05/17	$1,500	$1,498,218
3.50%, 04/15/23 (Call 01/15/23)	900	901,664
5.00%, 03/15/22 (Call 03/15/17)	2,950	3,104,936
Fiserv Inc.
3.13%, 06/15/16	1,200	1,230,170
3.50%, 10/01/22 (Call 07/01/22)	1,350	1,384,925
4.63%, 10/01/20	1,000	1,088,110
4.75%, 06/15/21	850	938,554
6.80%, 11/20/17	1,250	1,413,200
Intuit Inc.
5.75%, 03/15/17	1,460	1,580,953
Microsoft Corp.
1.00%, 05/01/18	2,300	2,275,023
1.63%, 12/06/18	1,000	1,003,770
1.85%, 02/12/20 (Call 01/12/20)	3,000	3,020,411
2.13%, 11/15/22[a]	1,250	1,225,672
2.38%, 05/01/23 (Call 02/01/23)[a]	1,000	986,939
2.50%, 02/08/16[a]	1,544	1,574,215
2.70%, 02/12/25 (Call 11/12/24)	6,775	6,802,147
3.63%, 12/15/23 (Call 09/15/23)	2,150	2,325,823
4.00%, 02/08/21	2,150	2,382,712
4.20%, 06/01/19	2,274	2,505,729
Oracle Corp.
1.20%, 10/15/17	4,600	4,605,514
2.25%, 10/08/19[a]	12,350	12,537,525
2.38%, 01/15/19	2,050	2,097,463
2.50%, 10/15/22	6,500	6,476,193
3.63%, 07/15/23	3,100	3,298,449
3.88%, 07/15/20	326	355,182
5.00%, 07/08/19	1,219	1,375,924
5.25%, 01/15/16	2,823	2,940,730
5.75%, 04/15/18	3,071	3,472,488

		85,022,623

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 3.76%
America Movil SAB de CV
2.38%, 09/08/16	$2,900	$2,955,412
3.13%, 07/16/22[a]	6,750	6,880,227
5.00%, 10/16/19[a]	500	561,147
5.00%, 03/30/20	2,900	3,268,373
5.63%, 11/15/17	1,150	1,271,945
AT&T Inc.
1.40%, 12/01/17	1,500	1,483,828
1.60%, 02/15/17	3,136	3,142,416
1.70%, 06/01/17	4,896	4,906,377
2.30%, 03/11/19[a]	3,600	3,607,755
2.38%, 11/27/18	200	201,595
2.40%, 08/15/16	1,851	1,881,513
2.63%, 12/01/22 (Call 09/01/22)	2,500	2,414,829
2.95%, 05/15/16	1,863	1,904,070
3.00%, 02/15/22	1,000	993,593
3.88%, 08/15/21	1,423	1,490,992
3.90%, 03/11/24 (Call 12/11/23)[a]	500	520,660
4.45%, 05/15/21	5,085	5,498,358
5.50%, 02/01/18	2,383	2,623,010
5.80%, 02/15/19	4,588	5,172,567
British Telecommunications PLC
1.25%, 02/14/17	595	593,248
1.63%, 06/28/16	1,500	1,510,257
2.35%, 02/14/19[a]	1,425	1,440,946
5.95%, 01/15/18	2,313	2,583,824
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	2,750	2,777,858
Cisco Systems Inc.
1.10%, 03/03/17	7,500	7,536,709
2.13%, 03/01/19	3,000	3,042,851
2.90%, 03/04/21	250	259,032
3.15%, 03/14/17	3,101	3,241,237
3.63%, 03/04/24[a]	3,700	3,986,494
4.45%, 01/15/20	1,362	1,517,243
4.95%, 02/15/19	1,219	1,367,259
5.50%, 02/22/16	2,500	2,622,599

SCHEDULES OF INVESTMENTS	209

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Corning Inc.
1.45%, 11/15/17	$2,500	$2,483,304
3.70%, 11/15/23 (Call 08/15/23)	500	529,687
4.25%, 08/15/20	365	399,261
6.63%, 05/15/19	40	46,801
Deutsche Telekom International Finance BV
5.75%, 03/23/16	1,120	1,176,576
6.00%, 07/08/19	1,089	1,264,573
6.75%, 08/20/18	2,518	2,926,015
Embarq Corp.
7.08%, 06/01/16	533	571,050
GTE Corp.
6.84%, 04/15/18	440	506,279
Harris Corp.
4.40%, 12/15/20	200	212,542
6.38%, 06/15/19	1,365	1,557,669
Juniper Networks Inc.
3.10%, 03/15/16	1,195	1,216,456
4.35%, 06/15/25 (Call 03/15/25)	1,750	1,749,673
4.50%, 03/15/24[a]	1,200	1,214,839
4.60%, 03/15/21	1,410	1,477,808
Motorola Solutions Inc.
3.50%, 09/01/21	950	966,401
3.75%, 05/15/22	3,850	3,922,251
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	2,033	2,030,463
Orange SA
2.75%, 09/14/16	1,396	1,430,915
2.75%, 02/06/19	2,400	2,467,359
4.13%, 09/14/21	1,784	1,934,967
5.38%, 07/08/19	1,034	1,169,361
Qwest Corp.
6.50%, 06/01/17[a]	1,250	1,359,375
6.75%, 12/01/21	2,681	3,056,340
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)[a]	3,370	3,581,988
6.80%, 08/15/18	1,700	1,961,800
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22[a]	1,500	1,598,250

Security	Principal (000s)	Value
Telefonica Emisiones SAU
3.19%, 04/27/18	$500	$521,229
3.99%, 02/16/16	1,311	1,348,271
4.57%, 04/27/23	2,000	2,220,561
5.13%, 04/27/20	1,799	2,026,477
5.46%, 02/16/21	2,414	2,770,980
5.88%, 07/15/19[a]	698	807,448
6.22%, 07/03/17	3,200	3,549,511
6.42%, 06/20/16	861	918,877
Verizon Communications Inc.
1.10%, 11/01/17	1,000	988,198
1.35%, 06/09/17[a]	3,500	3,495,819
2.00%, 11/01/16	2,583	2,621,129
2.45%, 11/01/22 (Call 08/01/22)	3,000	2,889,084
2.55%, 06/17/19	8,000	8,145,753
3.00%, 11/01/21 (Call 09/01/21)	1,285	1,296,077
3.45%, 03/15/21	4,000	4,153,954
3.50%, 11/01/21	10,920	11,311,809
3.50%, 11/01/24 (Call 08/01/24)[a]	10,000	10,207,076
3.65%, 09/14/18	9,590	10,160,818
4.50%, 09/15/20	6,150	6,731,259
4.60%, 04/01/21	2,323	2,550,752
5.15%, 09/15/23	6,400	7,334,710
5.50%, 02/15/18	3,958	4,381,098
6.10%, 04/15/18	3,156	3,560,881
6.35%, 04/01/19	4,139	4,805,559
Vodafone Group PLC
1.25%, 09/26/17	2,700	2,682,816
1.50%, 02/19/18	2,699	2,683,337
1.63%, 03/20/17	350	352,272
2.95%, 02/19/23	5,500	5,425,675
4.38%, 03/16/21	500	549,212
4.63%, 07/15/18	1,320	1,434,613
5.45%, 06/10/19[a]	1,200	1,358,059
5.63%, 02/27/17	2,008	2,175,758

		241,529,299
TEXTILES — 0.06%
Cintas Corp. No. 2
2.85%, 06/01/16	1,275	1,300,156
4.30%, 06/01/21	340	365,937

210	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	$2,100	$2,120,463

		3,786,556
TOYS, GAMES & HOBBIES — 0.07%
Hasbro Inc.
3.15%, 05/15/21 (Call 03/15/21)	555	557,619
Mattel Inc.
1.70%, 03/15/18[a]	1,000	989,697
2.35%, 05/06/19[a]	1,775	1,764,207
2.50%, 11/01/16	400	406,865
4.35%, 10/01/20	500	533,030

		4,251,418
TRANSPORTATION — 1.07%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	3,400	3,449,013
3.05%, 03/15/22 (Call 12/15/21)[a]	1,600	1,639,251
3.05%, 09/01/22 (Call 06/01/22)[a]	2,000	2,045,461
3.40%, 09/01/24 (Call 06/01/24)	2,000	2,080,181
3.75%, 04/01/24 (Call 01/01/24)	475	507,301
4.70%, 10/01/19	984	1,095,054
5.75%, 03/15/18	1,216	1,365,428
Canadian National Railway Co.
1.45%, 12/15/16 (Call 11/15/16)	1,900	1,919,152
2.25%, 11/15/22 (Call 08/15/22)	550	538,401
2.95%, 11/21/24 (Call 08/21/24)	2,160	2,195,253
5.55%, 03/01/19	1,100	1,252,868
5.80%, 06/01/16	180	191,045
Canadian Pacific Railway Co.
7.25%, 05/15/19	2,500	2,996,162
9.45%, 08/01/21	70	95,908
Con-Way Inc.
7.25%, 01/15/18	1,100	1,243,855

Security	Principal (000s)	Value
CSX Corp.
3.40%, 08/01/24 (Call 05/01/24)	$2,000	$2,069,728
3.70%, 10/30/20 (Call 07/30/20)	100	106,544
4.25%, 06/01/21 (Call 03/01/21)	900	979,201
6.25%, 03/15/18	350	396,953
7.38%, 02/01/19	650	778,156
7.90%, 05/01/17	210	238,282
CSX Transportation Inc.
6.25%, 01/15/23	2,115	2,502,120
FedEx Corp.
2.30%, 02/01/20	1,130	1,136,598
2.63%, 08/01/22[a]	1,750	1,739,699
4.00%, 01/15/24	1,200	1,299,355
8.00%, 01/15/19	750	912,034
JB Hunt Transport Services Inc.
3.85%, 03/15/24 (Call 12/15/23)[a]	800	845,678
Kansas City Southern de Mexico SA de CV
2.35%, 05/15/20 (Call 04/15/20)	294	286,726
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	150	150,932
3.00%, 04/01/22 (Call 01/01/22)	1,350	1,370,654
3.25%, 12/01/21 (Call 09/01/21)	2,000	2,058,700
5.75%, 01/15/16	900	939,487
5.75%, 04/01/18	750	839,622
5.90%, 06/15/19	990	1,140,252
7.70%, 05/15/17	830	945,037
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	1,030	1,031,999
2.50%, 03/01/17 (Call 02/01/17)[a]	1,550	1,585,007
2.50%, 03/01/18 (Call 02/01/18)	1,250	1,274,715
2.55%, 06/01/19 (Call 05/01/19)	1,150	1,160,269

SCHEDULES OF INVESTMENTS	211

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
2.65%, 03/02/20 (Call 02/20/20)	$360	$363,792
3.15%, 03/02/15	925	925,000
3.50%, 06/01/17	950	992,872
3.60%, 03/01/16	100	102,628
5.85%, 11/01/16	750	807,320
Southern Railway Co.
9.75%, 06/15/20	150	201,312
Union Pacific Corp.
1.80%, 02/01/20 (Call 01/01/20)	70	69,530
2.25%, 02/15/19	1,500	1,528,325
3.75%, 03/15/24 (Call 12/15/23)	800	867,758
4.00%, 02/01/21 (Call 11/01/20)	500	547,605
4.16%, 07/15/22 (Call 04/15/22)	964	1,070,461
5.70%, 08/15/18[a]	1,237	1,409,006
5.75%, 11/15/17[a]	1,350	1,510,962
United Parcel Service Inc.
2.45%, 10/01/22	1,870	1,855,504
3.13%, 01/15/21	1,214	1,275,272
5.13%, 04/01/19	1,431	1,620,285
5.50%, 01/15/18[a]	4,111	4,595,996
United Parcel Service of America Inc.
8.38%, 04/01/20	350	453,323

		68,599,032
TRUCKING & LEASING — 0.11%
GATX Corp.
1.25%, 03/04/17	500	497,798
2.50%, 07/30/19[a]	575	576,102
2.60%, 03/30/20 (Call 02/28/20)[a]	2,450	2,453,012
3.25%, 03/30/25 (Call 12/30/24)	1,500	1,471,653
3.50%, 07/15/16	1,050	1,082,711
4.85%, 06/01/21	1,150	1,270,122

		7,351,398
WATER — 0.03%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	1,000	1,029,098

Security	Principal (000s)	Value
United Utilities PLC
4.55%, 06/19/18	$400	$426,443
5.38%, 02/01/19	210	230,301

		1,685,842

TOTAL CORPORATE BONDS & NOTES
(Cost: $5,275,554,215)		5,365,319,040

FOREIGN GOVERNMENT OBLIGATIONS[f] — 14.17%

BRAZIL — 0.45%
Brazilian Government International Bond
2.63%, 01/05/23[a]	7,200	6,372,000
4.25%, 01/07/25[a]	10,000	9,700,000
4.88%, 01/22/21[a]	1,875	1,964,062
5.88%, 01/15/19[a]	3,950	4,368,700
6.00%, 01/17/17[a]	2,225	2,395,213
8.00%, 01/15/18	686	747,740
8.88%, 10/14/19	1,500	1,871,250
12.75%, 01/15/20	1,000	1,421,250

		28,840,215
CANADA — 1.87%
Canada Government International Bond
0.88%, 02/14/17[a]	6,625	6,650,152
1.63%, 02/27/19	3,500	3,533,964
Export Development Canada
0.75%, 12/15/17[a]	5,000	4,955,097
1.00%, 05/15/17[a]	5,000	5,018,528
1.25%, 10/26/16[a]	500	505,260
1.63%, 12/03/19	3,000	3,006,926
Province of British Columbia
1.20%, 04/25/17[a]	1,250	1,259,845
2.00%, 10/23/22[a]	3,300	3,273,676
2.10%, 05/18/16	1,650	1,681,245
2.65%, 09/22/21	2,250	2,342,374
Province of Manitoba Canada
2.10%, 09/06/22	4,000	3,971,496
3.05%, 05/14/24	3,500	3,686,255
4.90%, 12/06/16[a]	3,750	4,021,232
Province of New Brunswick
5.20%, 02/21/17	850	920,531
Province of Nova Scotia
5.13%, 01/26/17	1,250	1,348,578
9.25%, 03/01/20	2,000	2,620,518

212	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
Province of Ontario Canada
1.00%, 07/22/16	$5,000	$5,024,734
1.10%, 10/25/17	6,000	5,987,746
1.20%, 02/14/18[a]	5,000	4,985,790
1.60%, 09/21/16	1,350	1,368,808
1.65%, 09/27/19	6,500	6,490,615
2.00%, 01/30/19[a]	5,050	5,136,996
2.30%, 05/10/16	2,000	2,041,184
2.50%, 09/10/21	8,500	8,698,991
4.00%, 10/07/19	4,200	4,621,156
4.40%, 04/14/20[a]	1,850	2,081,152
4.95%, 11/28/16[a]	1,300	1,393,414
5.45%, 04/27/16[a]	2,475	2,614,119
Province of Quebec Canada
2.63%, 02/13/23	3,500	3,563,657
2.75%, 08/25/21	2,050	2,122,898
2.88%, 10/16/24	2,500	2,583,716
3.50%, 07/29/20	4,950	5,343,107
4.63%, 05/14/18[a]	1,000	1,101,589
5.00%, 03/01/16	2,092	2,184,826
5.13%, 11/14/16	500	536,774
7.13%, 02/09/24[a]	2,600	3,489,421

		120,166,370
CHILE — 0.10%
Chile Government International Bond
2.25%, 10/30/22[a]	2,400	2,376,000
3.25%, 09/14/21[a]	1,850	1,965,625
3.88%, 08/05/20	2,250	2,446,875

		6,788,500
COLOMBIA — 0.34%
Colombia Government International Bond
4.00%, 02/26/24 (Call 11/26/23)[a]	1,500	1,558,500
4.38%, 07/12/21[a]	8,500	9,065,251
7.38%, 01/27/17[a]	1,700	1,884,450
7.38%, 03/18/19	6,700	7,922,750
11.75%, 02/25/20[a]	1,000	1,390,000

		21,820,951
GERMANY — 0.29%
FMS Wertmanagement AoeR
1.00%, 11/21/17	1,500	1,496,449

Security	Principal (000s)	Value
1.13%, 10/14/16[a]	$9,200	$9,269,269
1.13%, 09/05/17	1,750	1,754,805
1.63%, 11/20/18	500	504,438
Landwirtschaftliche Rentenbank
2.00%, 01/13/25	5,500	5,445,735

		18,470,696
ISRAEL — 0.12%
Israel Government International Bond
4.00%, 06/30/22	2,400	2,640,000
5.13%, 03/26/19	2,825	3,192,250
5.50%, 11/09/16	1,600	1,724,000

		7,556,250
ITALY — 0.27%
Italy Government International Bond
5.25%, 09/20/16	9,130	9,708,887
5.38%, 06/12/17	3,000	3,271,499
6.88%, 09/27/23[a]	3,500	4,523,239

		17,503,625
JAPAN — 0.56%
Development Bank of Japan Inc.
5.13%, 02/01/17[a]	2,600	2,806,423
Japan Bank for International Cooperation/Japan
1.13%, 07/19/17	3,500	3,503,376
1.75%, 07/31/18	4,200	4,238,397
2.13%, 02/10/25	5,000	4,917,728
2.25%, 07/13/16	3,500	3,574,504
2.50%, 05/18/16[a]	2,500	2,556,770
3.38%, 07/31/23	5,000	5,448,037
Japan Finance Corp.
2.13%, 02/07/19	1,000	1,020,135
2.50%, 01/21/16[a]	2,100	2,137,611
Japan Finance Organization for Municipalities
4.00%, 01/13/21	3,300	3,656,502
4.63%, 04/21/15	250	251,422
5.00%, 05/16/17	2,100	2,280,470

		36,391,375

SCHEDULES OF INVESTMENTS	213

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
MEXICO — 0.50%
Mexico Government International Bond
3.63%, 03/15/22[a]	$8,600	$8,974,099
4.00%, 10/02/23[a]	8,500	9,061,000
5.13%, 01/15/20[a]	500	560,500
5.63%, 01/15/17[a]	5,500	5,940,001
5.95%, 03/19/19	4,900	5,605,600
8.13%, 12/30/19	850	1,130,500
11.38%, 09/15/16[a]	800	928,000

		32,199,700
PANAMA — 0.12%
Panama Government International Bond
4.00%, 09/22/24 (Call 06/24/24)[a]	1,000	1,050,000
5.20%, 01/30/20[a]	6,250	6,959,375

		8,009,375
PERU — 0.10%
Peruvian Government International Bond
7.13%, 03/30/19[a]	5,225	6,243,875

		6,243,875
PHILIPPINES — 0.20%
Philippine Government International Bond
4.00%, 01/15/21	5,500	6,015,625
4.20%, 01/21/24[a]	1,000	1,112,500
9.88%, 01/15/19	4,500	5,788,125

		12,916,250
POLAND — 0.38%
Poland Government International Bond
4.00%, 01/22/24[a]	11,000	11,838,749
5.00%, 03/23/22	3,300	3,750,582
5.13%, 04/21/21	1,950	2,221,128
6.38%, 07/15/19	5,500	6,434,340

		24,244,799
SOUTH AFRICA — 0.15%
South Africa Government International Bond
4.67%, 01/17/24[a]	4,500	4,758,750

Security	Principal (000s)	Value
5.50%, 03/09/20[a]	$3,100	$3,410,000
6.88%, 05/27/19	1,250	1,432,813

		9,601,563
SOUTH KOREA — 0.31%
Export-Import Bank of Korea
2.38%, 08/12/19	3,000	3,029,170
3.75%, 10/20/16	600	624,030
4.00%, 01/11/17	750	785,008
4.00%, 01/29/21	500	541,125
4.00%, 01/14/24	2,000	2,191,737
4.38%, 09/15/21	3,200	3,542,653
5.00%, 04/11/22	1,000	1,146,976
5.13%, 06/29/20	2,550	2,908,581
Republic of Korea
5.13%, 12/07/16	750	802,807
7.13%, 04/16/19	3,800	4,584,981

		20,157,068
SUPRANATIONAL — 7.53%
African Development Bank
0.88%, 03/15/18	980	971,601
1.13%, 03/15/17	1,500	1,510,000
1.25%, 09/02/16	480	484,936
1.63%, 10/02/18	6,500	6,569,575
2.38%, 09/23/21	3,646	3,757,097
2.50%, 03/15/16	1,650	1,684,796
Asian Development Bank
0.50%, 06/20/16	2,420	2,419,422
1.13%, 03/15/17[a]	14,800	14,904,720
1.38%, 03/23/20	4,900	4,840,991
1.50%, 09/28/18	3,500	3,523,868
1.75%, 03/21/19	1,300	1,316,369
1.88%, 10/23/18	1,700	1,732,914
1.88%, 02/18/22	5,000	4,992,352
2.00%, 01/22/25	5,000	4,954,980
2.13%, 11/24/21	500	507,624
2.50%, 03/15/16	1,250	1,276,360
5.50%, 06/27/16	1,150	1,224,963
Corp. Andina de Fomento
1.50%, 08/08/17	6,900	6,939,061
4.38%, 06/15/22	1,234	1,339,839
Council of Europe Development Bank
1.13%, 05/31/18	5,000	4,981,207

214	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
1.50%, 02/22/17[a]	$2,100	$2,128,446
1.50%, 06/19/17	1,000	1,013,248
1.75%, 11/14/19[a]	5,000	5,036,199
European Bank for Reconstruction & Development
0.75%, 09/01/17	2,000	1,986,326
1.00%, 02/16/17	3,900	3,917,468
1.00%, 09/17/18	2,200	2,174,728
1.38%, 10/20/16	2,300	2,327,398
1.50%, 03/16/20	3,500	3,474,038
1.75%, 06/14/19[a]	4,500	4,541,996
1.75%, 11/26/19	3,700	3,721,284
2.50%, 03/15/16	3,000	3,062,951
European Investment Bank
0.50%, 08/15/16	9,000	8,990,817
0.63%, 04/15/16	10,700	10,720,640
0.88%, 04/18/17	10,000	10,014,034
1.00%, 08/17/17	7,000	7,007,844
1.00%, 12/15/17[a]	10,750	10,731,275
1.00%, 03/15/18	20,250	20,148,602
1.00%, 06/15/18	13,000	12,902,600
1.13%, 09/15/17	5,250	5,269,813
1.63%, 06/15/17	2,100	2,135,807
1.63%, 03/16/20	2,000	1,999,721
1.75%, 03/15/17[a]	4,200	4,282,501
1.75%, 06/17/19	13,000	13,140,479
1.88%, 03/15/19	6,000	6,102,161
1.88%, 02/10/25	10,000	9,795,843
2.13%, 07/15/16	6,150	6,284,818
2.13%, 10/15/21	10,000	10,170,511
2.25%, 03/15/16	4,350	4,432,807
2.50%, 05/16/16	5,550	5,685,063
2.50%, 04/15/21	6,000	6,244,136
2.50%, 10/15/24[a]	500	517,710
2.88%, 09/15/20[a]	2,570	2,726,942
3.25%, 01/29/24	5,100	5,590,742
4.00%, 02/16/21[a]	600	674,731
4.88%, 01/17/17	4,330	4,661,925
5.13%, 09/13/16	2,750	2,939,134
5.13%, 05/30/17	1,600	1,751,049
Inter-American Development Bank
0.88%, 03/15/18[a]	6,500	6,444,290
1.00%, 07/14/17	13,500	13,522,421

Security	Principal (000s)	Value
1.13%, 03/15/17	$2,000	$2,014,303
1.25%, 01/16/18[a]	500	501,919
1.38%, 10/18/16	2,200	2,227,324
1.75%, 08/24/18	2,200	2,234,732
1.75%, 10/15/19	6,500	6,558,237
2.13%, 11/09/20	4,500	4,592,255
2.38%, 08/15/17	2,000	2,068,350
3.00%, 10/04/23[a]	9,600	10,352,612
3.00%, 02/21/24	1,500	1,615,339
3.88%, 02/14/20[a]	750	830,266
4.25%, 09/10/18[a]	2,000	2,201,903
5.13%, 09/13/16	1,592	1,701,492
Series E
3.88%, 09/17/19[a]	5,500	6,058,234
International Bank for Reconstruction & Development
0.50%, 04/15/16	6,400	6,403,445
0.50%, 05/16/16	13,150	13,151,827
0.63%, 10/14/16	10,000	10,002,698
0.88%, 04/17/17[a]	7,400	7,413,634
1.00%, 09/15/16[a]	7,500	7,549,291
1.13%, 07/18/17	2,000	2,011,068
1.38%, 04/10/18	10,000	10,067,192
1.88%, 03/15/19	8,500	8,654,782
1.88%, 10/07/19	5,000	5,073,490
2.13%, 03/15/16[a]	3,300	3,357,226
2.13%, 02/13/23[a]	5,500	5,615,903
2.25%, 06/24/21	12,500	12,827,777
2.50%, 11/25/24	4,000	4,139,563
International Finance Corp.
0.88%, 06/15/18[a]	13,200	13,058,731
1.00%, 04/24/17[a]	500	502,030
1.13%, 11/23/16	6,100	6,150,697
1.75%, 09/04/18	11,400	11,579,435
1.75%, 09/16/19	500	505,394
2.13%, 11/17/17	950	977,173
2.25%, 04/11/16	2,250	2,294,425
Nordic Investment Bank
0.50%, 04/14/16	4,100	4,101,794
0.75%, 01/17/18	1,000	990,037
1.00%, 03/07/17	4,200	4,218,850
2.25%, 03/15/16	2,200	2,240,731
5.00%, 02/01/17	512	553,118

		484,602,450

SCHEDULES OF INVESTMENTS	215

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Principal (000s)	Value
SWEDEN — 0.16%
Svensk Exportkredit AB
0.63%, 05/31/16	$1,767	$1,767,680
1.13%, 04/05/18	1,500	1,492,143
2.13%, 07/13/16	4,750	4,847,319
5.13%, 03/01/17	1,788	1,939,079

		10,046,221
TURKEY — 0.62%
Turkey Government International Bond
3.25%, 03/23/23[a]	8,500	8,043,125
5.75%, 03/22/24[a]	3,500	3,893,750
6.25%, 09/26/22	4,800	5,472,000
6.75%, 04/03/18	17,500	19,425,000
7.50%, 07/14/17[a]	2,500	2,786,400

		39,620,275
URUGUAY — 0.10%
Uruguay Government International Bond
4.50%, 08/14/24[a]	4,500	4,853,250
8.00%, 11/18/22[a]	1,000	1,330,000

		6,183,250

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $900,384,538)		911,362,808

MUNICIPAL DEBT OBLIGATIONS — 0.36%

CALIFORNIA — 0.09%
Southern California Public Power Authority RB Series B
6.93%, 05/15/17(AGM)	600	675,828
State of California GO
5.45%, 04/01/15	1,360	1,365,726
5.75%, 03/01/17	500	546,380
5.95%, 04/01/16	290	306,776
6.20%, 10/01/19	1,500	1,763,235
State of California GO BAB
5.70%, 11/01/21	500	586,935
University of California RB Series AH
1.80%, 07/01/19	1,000	1,001,510

		6,246,390

Security	Principal (000s)	Value
FLORIDA — 0.06%
State Board of Administration Finance Corp. RB
Series A
1.30%, 07/01/16	$1,155	$1,162,566
3.00%, 07/01/20	2,500	2,553,775

		3,716,341
ILLINOIS — 0.11%
State of Illinois GO
4.95%, 06/01/23	2,000	2,118,780
4.96%, 03/01/16	500	517,820
5.37%, 03/01/17	250	268,763
5.67%, 03/01/18	2,000	2,181,000
5.88%, 03/01/19	1,690	1,872,435

		6,958,798
MASSACHUSETTS — 0.01%
Commonwealth of Massachusetts GOL BAB Series E
4.20%, 12/01/21	600	665,982

		665,982
NEW JERSEY — 0.08%
New Jersey Economic Development Authority RB
Series B
0.00%, 02/15/20 (AGM)	3,000	2,563,470
0.00%, 02/15/21 (AGM)	480	390,941
0.00%, 02/15/23 (AGM)	180	130,399
Series Q
1.10%, 06/15/16	2,200	2,195,138

		5,279,948
WASHINGTON — 0.01%
Energy Northwest RB Series E
2.20%, 07/01/19	500	501,390

		501,390

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $22,418,646)		23,368,849

216	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERMEDIATE CREDIT BOND ETF

February 28, 2015

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 10.25%

MONEY MARKET FUNDS — 10.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.16%[e,g,h]	511,710	$511,709,593
BlackRock Cash Funds: Prime, SL Agency Shares
0.15%[e,g,h]	14,885	14,885,094
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,g]	132,410	132,410,415

		659,005,102

TOTAL SHORT-TERM INVESTMENTS
(Cost: $659,005,102)		659,005,102

TOTAL INVESTMENTS IN SECURITIES — 108.21%
(Cost: $6,857,362,501)		6,959,055,799
Other Assets, Less Liabilities — (8.21)%		(528,172,179)

NET ASSETS — 100.00%		$6,430,883,620

GOL  —  General Obligation Limited

BAB  —  Build America Bond

GO  —  General Obligation

RB  —  Revenue Bond

Insured by:

AGM  —  Assured Guaranty Municipal Corp.

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	Variable rate security. Rate shown is as of report date.
[e]	Affiliated issuer. See Note 2.
[f]	Investments are denominated in U.S. dollars.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	217

Statements of Assets and Liabilities

iSHARES® TRUST

February 28, 2015

	iShares 1-3 Year Credit Bond ETF	iShares 10+ Year Credit Bond ETF	iShares Core U.S. Credit Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$10,774,363,349	$806,305,865	$1,015,366,343
Affiliated (Note 2)	529,976,521	50,667,787	103,600,422

Total cost of investments	$11,304,339,870	$856,973,652	$1,118,966,765

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$10,781,197,717	$831,931,989	$1,048,502,694
Affiliated (Note 2)	529,838,775	50,667,787	103,626,686

Total fair value of investments	11,311,036,492	882,599,776	1,152,129,380
Cash	625	1,766,031	919,274
Receivables:
Investment securities sold	290,783,229	—	1,200,870
Interest	78,843,949	10,598,273	10,892,711
Capital shares sold	—	6,789,234	—

Total Assets	11,680,664,295	901,753,314	1,165,142,235

LIABILITIES
Payables:
Investment securities purchased	306,108,608	10,870,741	6,765,170
Collateral for securities on loan (Note 1)	427,234,862	40,384,165	87,506,625
Investment advisory fees (Note 2)	1,662,615	122,253	119,421

Total Liabilities	735,006,085	51,377,159	94,391,216

NET ASSETS	$10,945,658,210	$850,376,155	$1,070,751,019

Net assets consist of:
Paid-in capital	$10,929,049,794	$823,197,591	$1,035,808,903
Undistributed net investment income	10,607,876	2,657,131	1,930,329
Accumulated net realized loss	(696,082)	(1,104,691)	(150,828)
Net unrealized appreciation	6,696,622	25,626,124	33,162,615

NET ASSETS	$10,945,658,210	$850,376,155	$1,070,751,019

Shares outstanding[b]	103,900,000	13,600,000	9,500,000

Net asset value per share	$105.35	$62.53	$112.71

[a]	Securities on loan with values of $415,553,774, $38,985,033 and $84,612,796, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

218	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

February 28, 2015

iShares Intermediate Credit Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$6,172,281,532
Affiliated (Note 2)	685,080,969

Total cost of investments	$6,857,362,501

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,273,463,587
Affiliated (Note 2)	685,592,212

Total fair value of investments	6,959,055,799
Cash	1,542,218
Receivables:
Investment securities sold	1,166,410
Due from custodian (Note 4)	489,435
Interest	57,609,497

Total Assets	7,019,863,359

LIABILITIES
Payables:
Investment securities purchased	61,414,782
Collateral for securities on loan (Note 1)	526,594,687
Investment advisory fees (Note 2)	970,270

Total Liabilities	588,979,739

NET ASSETS	$6,430,883,620

Net assets consist of:
Paid-in capital	$6,318,364,444
Undistributed net investment income	13,028,702
Accumulated net realized loss	(2,202,824)
Net unrealized appreciation	101,693,298

NET ASSETS	$6,430,883,620

Shares outstanding[b]	58,300,000

Net asset value per share	$110.31

[a]	Securities on loan with a value of $509,468,611. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	219

Statements of Operations

iSHARES® TRUST

Year ended February 28, 2015

	iShares 1-3 Year Credit Bond ETF	iShares 10+ Year Credit Bond ETF	iShares Core U.S. Credit Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$133,508,669	$23,458,089	$27,108,436
Interest — affiliated (Note 2)	707,893	345	67,537
Securities lending income — affiliated (Note 2)	815,393	66,944	142,214

Total investment income	135,031,955	23,525,378	27,318,187

EXPENSES
Investment advisory fees (Note 2)	23,583,497	1,050,676	1,298,512

Total expenses	23,583,497	1,050,676	1,298,512

Net investment income	111,448,458	22,474,702	26,019,675

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(35,904)	(261,217)	361,944
Investments — affiliated (Note 2)	12,021	—	484
In-kind redemptions — unaffiliated	40,092,695	6,290,986	5,809,344
In-kind redemptions — affiliated (Note 2)	32,875	—	35,851

Net realized gain	40,101,687	6,029,769	6,207,623

Net change in unrealized appreciation/depreciation	(60,778,007)	32,857,194	12,294,569

Net realized and unrealized gain (loss)	(20,676,320)	38,886,963	18,502,192

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,772,138	$61,361,665	$44,521,867

See notes to financial statements.

220	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended February 28, 2015

iShares Intermediate Credit Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$157,459,378
Interest — affiliated (Note 2)	775,626
Securities lending income — affiliated (Note 2)	1,150,460

Total investment income	159,385,464

EXPENSES
Investment advisory fees (Note 2)	11,961,904

Total expenses	11,961,904

Net investment income	147,423,560

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(651,267)
Investments — affiliated (Note 2)	(35,656)
In-kind redemptions — unaffiliated	44,031,562
In-kind redemptions — affiliated (Note 2)	131,658

Net realized gain	43,476,297

Net change in unrealized appreciation/depreciation	12,438,175

Net realized and unrealized gain	55,914,472

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$203,338,032

See notes to financial statements.

FINANCIAL STATEMENTS	221

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 1-3 Year Credit Bond ETF		iShares 10+ Year Credit Bond ETF
	Year ended February 28, 2015	Year ended February 28, 2014	Year ended February 28, 2015	Year ended February 28, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$111,448,458	$122,693,473	$22,474,702	$14,152,333
Net realized gain (loss)	40,101,687	52,130,550	6,029,769	(417,800)
Net change in unrealized appreciation/depreciation	(60,778,007)	(34,742,752)	32,857,194	(17,640,416)

Net increase (decrease) in net assets resulting from operations	90,772,138	140,081,271	61,361,665	(3,905,883)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(111,918,079)	(123,039,606)	(20,884,615)	(14,655,911)
From net realized gain	—	—	—	(404,890)

Total distributions to shareholders	(111,918,079)	(123,039,606)	(20,884,615)	(15,060,801)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,962,880,408	8,177,786,564	637,059,987	33,392,791
Cost of shares redeemed	(6,221,395,468)	(4,798,855,500)	(110,709,066)	(152,131,950)

Net increase (decrease) in net assets from capital share transactions	(2,258,515,060)	3,378,931,064	526,350,921	(118,739,159)

INCREASE (DECREASE) IN NET ASSETS	(2,279,661,001)	3,395,972,729	566,827,971	(137,705,843)

NET ASSETS
Beginning of year	13,225,319,211	9,829,346,482	283,548,184	421,254,027

End of year	$10,945,658,210	$13,225,319,211	$850,376,155	$283,548,184

Undistributed net investment income included in net assets at end of year	$10,607,876	$11,077,497	$2,657,131	$1,067,044

SHARES ISSUED AND REDEEMED
Shares sold	37,600,000	77,700,000	10,500,000	600,000
Shares redeemed	(59,000,000)	(45,600,000)	(1,800,000)	(2,600,000)

Net increase (decrease) in shares outstanding	(21,400,000)	32,100,000	8,700,000	(2,000,000)

See notes to financial statements.

222	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Core U.S. Credit Bond ETF		iShares Intermediate Credit Bond ETF
	Year ended February 28, 2015	Year ended February 28, 2014	Year ended February 28, 2015	Year ended February 28, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$26,019,675	$36,020,436	$147,423,560	$151,023,485
Net realized gain	6,207,623	22,268,490	43,476,297	68,769,805
Net change in unrealized appreciation/depreciation	12,294,569	(71,135,085)	12,438,175	(176,640,693)

Net increase (decrease) in net assets resulting from operations	44,521,867	(12,846,159)	203,338,032	43,152,597

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(26,077,967)	(37,278,340)	(146,513,931)	(150,864,514)

Total distributions to shareholders	(26,077,967)	(37,278,340)	(146,513,931)	(150,864,514)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	406,735,213	112,045,340	2,544,074,370	2,535,474,058
Cost of shares redeemed	(154,622,521)	(670,782,685)	(1,874,247,387)	(2,008,034,178)

Net increase (decrease) in net assets from capital share transactions	252,112,692	(558,737,345)	669,826,983	527,439,880

INCREASE (DECREASE) IN NET ASSETS	270,556,592	(608,861,844)	726,651,084	419,727,963

NET ASSETS
Beginning of year	800,194,427	1,409,056,271	5,704,232,536	5,284,504,573

End of year	$1,070,751,019	$800,194,427	$6,430,883,620	$5,704,232,536

Undistributed net investment income included in net assets at end of year	$1,930,329	$1,988,621	$13,028,702	$12,119,073

SHARES ISSUED AND REDEEMED
Shares sold	3,600,000	1,000,000	23,200,000	23,100,000
Shares redeemed	(1,400,000)	(6,200,000)	(17,100,000)	(18,500,000)

Net increase (decrease) in shares outstanding	2,200,000	(5,200,000)	6,100,000	4,600,000

See notes to financial statements.

FINANCIAL STATEMENTS	223

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 1-3 Year Credit Bond ETF
	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011
Net asset value, beginning of year	$105.55	$105.47	$104.85	$104.51	$103.89

Income from investment operations:
Net investment income[a]	0.99	1.17	1.59	1.92	2.44
Net realized and unrealized gain (loss)[b]	(0.20)	0.11	0.66	0.36	0.73

Total from investment operations	0.79	1.28	2.25	2.28	3.17

Less distributions from:
Net investment income	(0.99)	(1.20)	(1.63)	(1.94)	(2.51)
Net realized gain	—	—	—	—	(0.04)

Total distributions	(0.99)	(1.20)	(1.63)	(1.94)	(2.55)

Net asset value, end of year	$105.35	$105.55	$105.47	$104.85	$104.51

Total return	0.73%	1.22%	2.16%	2.19%	3.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$10,945,658	$13,225,319	$9,829,346	$9,132,075	$7,650,194
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	0.94%	1.11%	1.51%	1.84%	2.34%
Portfolio turnover rate[c]	17%	10%	8%	8%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

224	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 10+ Year Credit Bond ETF
	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011
Net asset value, beginning of year	$57.87	$61.05	$59.51	$52.53	$50.60

Income from investment operations:
Net investment income[a]	2.59	2.68	2.65	2.72	2.88
Net realized and unrealized gain (loss)[b]	4.59	(3.03)	1.59	6.88	1.85

Total from investment operations	7.18	(0.35)	4.24	9.60	4.73

Less distributions from:
Net investment income	(2.52)	(2.74)	(2.70)	(2.62)	(2.80)
Net realized gain	—	(0.09)	—	—	—

Total distributions	(2.52)	(2.83)	(2.70)	(2.62)	(2.80)

Net asset value, end of year	$62.53	$57.87	$61.05	$59.51	$52.53

Total return	12.64%	(0.41)%[c]	7.22%	18.81%	9.62%

Ratios/Supplemental data:
Net assets, end of year (000s)	$850,376	$283,548	$421,254	$196,391	$21,014
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	4.28%	4.67%	4.33%	4.79%	5.47%
Portfolio turnover rate[d]	23%	12%	10%	6%	37%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been -0.43%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	225

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core U.S. Credit Bond ETF
	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011
Net asset value, beginning of year	$109.62	$112.72	$110.34	$104.45	$101.84

Income from investment operations:
Net investment income[a]	3.65	3.69	3.89	4.45	4.75
Net realized and unrealized gain (loss)[b]	3.13	(3.03)	2.44	5.86	2.59

Total from investment operations	6.78	0.66	6.33	10.31	7.34

Less distributions from:
Net investment income	(3.69)	(3.76)	(3.95)	(4.42)	(4.70)
Net realized gain	—	—	—	—	(0.03)

Total distributions	(3.69)	(3.76)	(3.95)	(4.42)	(4.73)

Net asset value, end of year	$112.71	$109.62	$112.72	$110.34	$104.45

Total return	6.26%	0.66%	5.83%	10.11%	7.35%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,070,751	$800,194	$1,409,056	$1,169,565	$762,495
Ratio of expenses to average net assets	0.16%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	3.29%	3.37%	3.47%	4.16%	4.55%
Portfolio turnover rate[c]	10%	9%	10%	11%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

226	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Intermediate Credit Bond ETF
	Year ended Feb. 28, 2015	Year ended Feb. 28, 2014	Year ended Feb. 28, 2013	Year ended Feb. 29, 2012	Year ended Feb. 28, 2011
Net asset value, beginning of year	$109.28	$111.02	$108.84	$105.67	$103.50

Income from investment operations:
Net investment income[a]	2.68	2.88	3.40	3.97	4.36
Net realized and unrealized gain (loss)[b]	1.03	(1.72)	2.25	3.18	2.23

Total from investment operations	3.71	1.16	5.65	7.15	6.59

Less distributions from:
Net investment income	(2.68)	(2.90)	(3.47)	(3.94)	(4.33)
Net realized gain	—	—	—	(0.04)	(0.09)

Total distributions	(2.68)	(2.90)	(3.47)	(3.98)	(4.42)

Net asset value, end of year	$110.31	$109.28	$111.02	$108.84	$105.67

Total return	3.41%	1.09%	5.27%	6.90%	6.55%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,430,884	$5,704,233	$5,284,505	$4,462,401	$3,096,177
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.45%	2.65%	3.09%	3.71%	4.14%
Portfolio turnover rate[c]	7%	9%	7%	9%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	227

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
1-3 Year Credit Bond	Diversified
10+ Year Credit Bond	Diversified
Core U.S. Credit Bond[a]	Diversified
Intermediate Credit Bond	Diversified

[a]	Formerly the iShares Credit Bond ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to

228	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	229

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of February 28, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
1-3 Year Credit Bond
Assets:
Corporate Bonds & Notes	$—	$8,688,091,179	$—	$8,688,091,179
Foreign Government Obligations	—	2,127,333,756	—	2,127,333,756
Municipal Debt Obligations	—	20,507,437	—	20,507,437
Money Market Funds	475,104,120	—	—	475,104,120

	$475,104,120	$10,835,932,372	$—	$11,311,036,492

10+ Year Credit Bond
Assets:
Corporate Bonds & Notes	$—	$682,188,456	$—	$682,188,456
Foreign Government Obligations	—	71,575,178	—	71,575,178
Municipal Debt Obligations	—	76,636,600	—	76,636,600
U.S. Government Obligations	—	1,531,755	—	1,531,755
Money Market Funds	50,667,787	—	—	50,667,787

	$50,667,787	$831,931,989	$—	$882,599,776

Core U.S. Credit Bond
Assets:
Corporate Bonds & Notes	$—	$881,195,520	$—	$881,195,520
Foreign Government Obligations	—	136,345,825	—	136,345,825
Municipal Debt Obligations	—	34,284,040	—	34,284,040
Money Market Funds	100,303,995	—	—	100,303,995

	$100,303,995	$1,051,825,385	$—	$1,152,129,380

Intermediate Credit Bond
Assets:
Corporate Bonds & Notes	$—	$5,365,319,040	$—	$5,365,319,040
Foreign Government Obligations	—	911,362,808	—	911,362,808
Municipal Debt Obligations	—	23,368,849	—	23,368,849
Money Market Funds	659,005,102	—	—	659,005,102

	$659,005,102	$6,300,050,697	$—	$6,959,055,799

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

230	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of February 28, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of February 28, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	231

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of February 28, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
1-3 Year Credit Bond	$415,553,774	$415,553,774	$—
10+ Year Credit Bond	38,985,033	38,985,033	—
Core U.S. Credit Bond	84,612,796	84,612,796	—
Intermediate Credit Bond	509,468,611	509,468,611	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares 1-3 Year Credit Bond ETF and iShares Intermediate Credit Bond ETF, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.2000%		First $121 billion
0.1900	[a]	Over $121 billion, up to and including $211 billion
0.1805	[a]	Over $211 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to the iShares 10+ Year Credit Bond ETF, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund.

Effective June 12, 2014, for its investment advisory services to the iShares Core U.S. Credit Bond ETF, BFA is entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund. Prior to June 12, 2014, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund.

232	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended February 28, 2015, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
1-3 Year Credit Bond	$346,913
10+ Year Credit Bond	28,687
Core U.S. Credit Bond	60,663
Intermediate Credit Bond	492,212

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended February 28, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	233

Notes to Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended February 28, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
1-3 Year Credit Bond
PNC Bank N.A.
0.80%, 01/28/16	$8,500	$—	$(8,500)	$—	$—	$57,905	$10,355
1.13%, 01/27/17	9,040	7,000	—	16,040	16,007,331	156,114	—
1.15%, 11/01/16	16,500	—	—	16,500	16,509,463	162,634	—
1.30%, 10/03/16	15,000	1,000	—	16,000	16,063,574	146,596	—
PNC Funding Corp.
2.70%, 09/19/16	12,721	—	(6,700)	6,021	6,154,287	94,797	11,322
4.25%, 09/21/15	6,250	—	(6,250)	—	—	25,099	9,155
5.25%, 11/15/15	6,526	—	(6,526)	—	—	61,980	14,064

					$54,734,655	$705,125	$44,896

Core U.S. Credit Bond
PNC Bank N.A.
0.80%, 01/28/16	$500	$—	$(500)	$—	$—	$3,289	$484
2.25% 7/2/2019	—	1,900	—	1,900	1,912,787	12,393	—
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24	—	350	—	350	363,481	4,818	—
PNC Funding Corp.
3.30%, 03/08/22	560	—	(248)	312	324,706	13,633	(2,132)
3.63%, 02/08/15	500	—	(500)	—	—	4,959	8,566
4.25%, 09/21/15	200	—	(200)	—	—	6,756	5,681
4.38%, 08/11/20	—	250	—	250	275,007	6,933	—
5.13%, 02/08/20	445	250	(300)	395	446,710	14,606	23,736

					$3,322,691	$67,387	$36,335

234	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
Intermediate Credit Bond
PNC Bank N.A.
2.95%, 01/30/23	$3,000	$—	$—	$3,000	$2,967,968	$90,560	$—
3.80%, 07/25/23	1,500	—	—	1,500	1,570,505	57,055	—
4.88%, 09/21/17	340	—	—	340	366,409	10,397	—
5.25%, 01/15/17	290	—	—	290	310,147	9,208	—
6.00%, 12/07/17	1,000	$1,250	—	2,250	2,506,228	44,946
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22	5,400	—	$(2,000)	3,400	3,395,533	109,406	$(53,132)
3.90%, 04/29/24	—	1,000	—	1,000	1,038,517	17,759	—
PNC Funding Corp.
2.70%, 09/19/16	2,093	—	(400)	1,693	1,730,478	39,996	12,830
3.30%, 03/08/22	1,862	—	—	1,862	1,937,831	62,825	—
3.63%, 02/08/15	335	—	(335)	—	—	707	2,545
4.25%, 09/21/15	2,250	—	(2,250)	—	—	28,539	29,194
4.38%, 08/11/20	1,342	6,500	(1,200)	6,642	7,306,379	150,668	95,853
5.13%, 02/08/20	1,391	—	—	1,391	1,573,096	48,367	—
5.25%, 11/15/15	807	—	(807)	—	—	15,435	8,712
5.63%, 02/01/17	1,750	—	—	1,750	1,884,019	86,465	—

					$26,587,110	$772,333	$96,002

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended February 28, 2015 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
1-3 Year Credit Bond	$214,491,404	$214,616,894	$4,798,193,949	$1,743,843,110
10+ Year Credit Bond	35,389,001	33,810,670	330,316,012	85,467,436
Core U.S. Credit Bond	2,516,020	2,547,554	398,573,599	75,954,407
Intermediate Credit Bond	30,140,166	20,376,523	1,357,173,091	382,216,981

NOTES TO FINANCIAL STATEMENTS	235

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended February 28, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
1-3 Year Credit Bond	$1,119,263,487	$6,139,611,230
10+ Year Credit Bond	376,442,946	105,166,943
Core U.S. Credit Bond	73,401,732	146,109,876
Intermediate Credit Bond	1,538,513,869	1,823,302,031

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that

236	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

NOTES TO FINANCIAL STATEMENTS	237

Notes to Financial Statements (Continued)

iSHARES® TRUST

as of February 28, 2015, attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
1-3 Year Credit Bond	$40,123,962	$—	$(40,123,962)
10+ Year Credit Bond	6,244,623	—	(6,244,623)
Core U.S. Credit Bond	5,864,812	—	(5,864,812)
Intermediate Credit Bond	43,975,839	—	(43,975,839)

The tax character of distributions paid during the years ended February 28, 2015 and February 28, 2014 was as follows:

iShares ETF	2015	2014
1-3 Year Credit Bond
Ordinary income	$111,918,079	$123,039,606

10+ Year Credit Bond
Long-term capital gain	$—	$167,202
Ordinary income	20,884,615	14,893,599

	$20,884,615	$15,060,801

Core U.S. Credit Bond
Ordinary income	$26,077,967	$37,278,340

Intermediate Credit Bond
Ordinary income	$146,513,931	$150,864,514

As of February 28, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
1-3 Year Credit Bond	$10,607,876	$(373,718)	$6,672,533	$(298,275)	$16,608,416
10+ Year Credit Bond	2,657,131	(695,160)	25,439,898	(223,305)	27,178,564
Core U.S. Credit Bond	1,930,329	—	33,033,503	(21,716)	34,942,116
Intermediate Credit Bond	13,028,702	(937,330)	101,347,274	(919,470)	112,519,176

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

238	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of February 28, 2015, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
1-3 Year Credit Bond	$373,718
10+ Year Credit Bond	695,160
Intermediate Credit Bond	937,330

For the year ended February 28, 2015, the iShares Core U.S. Credit Bond ETF utilized $296,950 of its capital loss carryforwards.

As of February 28, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
1-3 Year Credit Bond	$11,304,363,959	$20,466,110	$(13,793,577)	$6,672,533
10+ Year Credit Bond	857,159,878	31,565,273	(6,125,375)	25,439,898
Core U.S. Credit Bond	1,119,095,877	38,480,998	(5,447,495)	33,033,503
Intermediate Credit Bond	6,857,708,525	120,647,365	(19,300,091)	101,347,274

Management has analyzed tax laws and regulations and their application to the Funds as of February 28, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	239

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 1-3 Year Credit Bond ETF, iShares 10+ Year Credit Bond ETF, iShares Core U.S. Credit Bond ETF and iShares Intermediate Credit Bond ETF (the “Funds”) at February 28, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

April 21, 2015

240	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	241

Notes:

242	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1018-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Interest Rate Hedged Emerging Markets Bond ETF | EMBH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global bonds generally produced negative returns in U.S. dollar terms for the 12-month period ended October 31, 2015 (the “reporting period”), after accounting for the effects of a stronger U.S. currency. Interest rates declined modestly in most markets amid uncertainty around global economic growth; however, for U.S. investors, a stronger U.S. dollar detracted from performance as overseas investments were worth less when translated back into U.S. dollars.

Global economic data were mixed. The U.S. and U.K. experienced comparatively healthy growth, with GDP expanding by 2.0% and 2.3%, respectively, through September 2015, while eurozone economic growth ran at a 1.5% annual rate through the third quarter. However, the Japanese economy contracted in two of the last four quarters, while China saw growth fall below the 7% threshold to its slowest pace since 2009.

In addition to disappointing growth, China witnessed a sharp stock market decline, currency devaluation, and a raft of monetary and policy changes meant to prop up markets. These challenges, coupled with worry about a possible Greek exit from the European common currency, led to a sell-off in risk assets and safe-haven demand for high-quality bonds.

Slower growth in China and other emerging markets also weighed on commodity markets, with prices for many key commodities falling during the fiscal year. This provided additional support for bonds in general because it meant downward pressure on inflation. In the European Union and U.K., consumer prices actually declined for the 12 months ended in September, while inflation in Japan and the U.S. was relatively flat year over year.

Despite these positives, bonds sold off and market volatility surged during the summer, when economic growth in Europe improved, corporations rushed to issue new debt, and investors began to price in the likelihood of an interest rate increase by the U.S. Federal Reserve Bank (the “Fed”).

From a sector perspective, government agency mortgage-backed securities and government bonds performed best for the reporting period. Investor concern about risk assets and surging new bond issuance generally limited returns for corporate securities. And within the corporate market, high-quality bonds generally outperformed high-yield bonds. Sharply declining commodities prices dragged down high-yield bonds. Nevertheless, many sectors of the global corporate bond market produced positive results. For example, banks were among the best-performing industries as growth improved in the eurozone and U.S., and the Fed was expected to begin raising rates.

In terms of performance by country for the reporting period, Australian bonds performed well in local currency terms, but fared poorly after taking currency effects into account. It was a similar story for bonds from across Europe, where low inflation and strong demand meant falling interest rates and higher bond prices, only to see this performance be counteracted by weakness in the euro relative to the U.S. dollar. In Japan, too, aggressive monetary policy, disappointing growth, and the absence of inflation meant falling bond yields. But an attempt to stimulate the economy by cutting interest rates and weakening the yen had the effect of limiting Japanese bond returns for U.S. investors.

Specifically, the U.S. dollar appreciated by approximately 4% relative to the British pound, 16% and 23% against the commodity-driven Canadian and Australian dollars, respectively, 14% against the euro, and 8% against the Japanese yen. The U.S. dollar’s strength during the reporting period was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Performance as of October 31, 2015

Cumulative Total Returns
Since Inception
Fund NAV	(2.43)%
Fund Market	(2.39)%
J.P. Morgan EMBI Global Core Swap Hedged Index	(2.51)%

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The J.P. Morgan EMBI Global Core Swap Hedged Index is an unmanaged index that consists of the J.P. Morgan EMBISM Global Core Index plus interest rate swaps that intend to hedge the interest rate exposure of the J.P. Morgan EMBISM Global Core Index.

For the fiscal period ended 10/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (7/22/15) [a]	Ending Account Value (10/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$975.70	$0.33	$1,000.00	$1,024.60	$0.61	0.12%

[a]	The beginning of the period (commencement of operations) is July 22, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (101 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance  (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

The iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”). The Fund attempts to mitigate the interest rate risk of EMB by holding short positions in U.S. Treasury futures or interest rate swaps. For the period from July 22, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was -2.43%, net of fees.

The Fund declined by approximately 2% for the reporting period. During the reporting period, U.S. dollar-denominated emerging markets bonds (as represented by the Fund’s investment in EMB) posted a modestly positive return. The interest rate hedging activity detracted from Fund performance, as longer-term yields declined.

Emerging market bonds experienced significant volatility during the reporting period. Uncertainty surrounding a potential short-term interest rate increase by the Fed, decelerating global economic growth (particularly in China), and a broad decline in commodity prices contributed to a decline in Fund performance throughout much of the reporting period. However, the Fund rebounded during the last month of the reporting period as these concerns subsided, paving the way for positive performance.

From a regional perspective, emerging markets bonds in Europe had a positive impact on EMB’s performance during the reporting period, led by Ukraine, Russia, and Hungary. In contrast, African emerging markets bonds detracted the most from EMB’s return. Bonds issued by Zambia and South Africa had the most significant negative impact in this region.

Emerging markets bonds from Latin America, the largest regional weighting within EMB, produced mixed results. Bonds issued by Brazil and Ecuador were among the detractors from performance, but this was offset by contributions to return by Argentina and Venezuela.

ALLOCATION BY CREDIT QUALITY[1] As of 10/31/15
Moody’s Credit Rating[2]	Percentage of Total Investments [3]
Aa	3.93%
A	19.74
Baa	37.11
Ba	14.91
B	10.67
Caa	4.81
Ca	1.57
Not Rated	7.26

TOTAL	100.00%

TEN LARGEST COUNTRIES[1] As of 10/31/15
Country	Percentage of Total Investments [3]
Mexico	6.14%
Russia	5.59
Turkey	5.46
Indonesia	5.24
Philippines	5.22
Brazil	4.45
China	4.20
Hungary	4.05
Colombia	3.89
Poland	3.73

TOTAL	47.97%

[1]	Reflects the allocation by country and credit quality of the iShares J.P. Morgan USD Emerging Markets Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 (or commencement of operations, as applicable) and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

October 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 95.52%
EXCHANGE-TRADED FUNDS — 95.52%
iShares J.P. Morgan USD Emerging Markets Bond ETF[a,b]	21,302	$2,311,267

		2,311,267

TOTAL INVESTMENT COMPANIES
(Cost: $2,336,190)		2,311,267

SHORT-TERM INVESTMENTS — 47.63%

MONEY MARKET FUNDS — 47.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,c,d]	1,043,895	1,043,895
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,c,d]	54,015	54,015
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	54,473	54,473

		1,152,383

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,152,383)		1,152,383

TOTAL INVESTMENTS IN SECURITIES — 143.15%
(Cost: $3,488,573)		3,463,650

Other Assets, Less Liabilities — (43.15)%		(1,044,003)

NET ASSETS — 100.00%		$2,419,647

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Centrally cleared short interest rate swaps outstanding as of October 31, 2015 were as follows:

Fixed Rate	Floating Rate	Expiration Date	Clearinghouse	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.96%*	3-month LIBOR	07/24/2017	Chicago Mercantile	$(200,000)	$(704)	$29
1.81%*	3-month LIBOR	07/24/2020	Chicago Mercantile	(1,150,000)	(2,260)	(15,800)
2.43%*	3-month LIBOR	07/24/2025	Chicago Mercantile	(975,000)	(12,754)	(19,125)
2.87%*	3-month LIBOR	07/24/2045	Chicago Mercantile	(100,000)	(1,900)	(4,774)

Net unrealized depreciation						$(39,670)

*	Fund pays the fixed rate and receives the floating rate.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

October 31, 2015

ASSETS
Investments, at cost:
Affiliated (Note 2)	$3,488,573

Total cost of investments	$3,488,573

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$3,463,650

Total fair value of investments	3,463,650
Cash pledged for centrally cleared swaps	55,000
Receivables:
Interest	2,341

Total Assets	3,520,991

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	1,097,910
Variation margin on centrally cleared swaps	3,195
Investment advisory fees (Note 2)	239

Total Liabilities	1,101,344

NET ASSETS	$2,419,647

Net assets consist of:
Paid-in capital	$2,504,974
Accumulated net realized loss	(20,734)
Net unrealized depreciation	(64,593)

NET ASSETS	$2,419,647

Shares outstanding[b]	100,000

Net asset value per share	$24.20

[a]	Securities on loan with a value of $1,074,150. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Period from July 22, 2015 (commencement of operations) to October 31, 2015

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$29,007
Interest — affiliated (Note 2)	3
Securities lending income — affiliated — net (Note 2)	4,474

Total investment income	33,484

EXPENSES
Investment advisory fees (Note 2)	5,042

Total expenses	5,042
Less investment advisory fees waived (Note 2)	(4,223)

Net expenses	819

Net investment income	32,665

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(1,259)
Swaps	(29,358)

Net realized loss	(30,617)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	(24,923)
Swaps	(39,670)

Net change in unrealized appreciation/depreciation	(64,593)

Net realized and unrealized loss	(95,210)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(62,545)

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Changes in Net Assets

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Period from July 22, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$32,665
Net realized loss	(30,617)
Net change in unrealized appreciation/depreciation	(64,593)

Net decrease in net assets resulting from operations	(62,545)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(22,782)
Return of capital	(84)

Total distributions to shareholders	(22,866)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,505,058

Net increase in net assets from capital share transactions	2,505,058

INCREASE IN NET ASSETS	2,419,647

NET ASSETS
Beginning of period	—

End of period	$2,419,647

SHARES ISSUED
Shares sold	100,000

Net increase in shares outstanding	100,000

[a]	Commencement of operations.

See notes to financial statements.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

(For a share outstanding throughout the period)

Period from Jul. 22, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.05

Income from investment operations:
Net investment income[b]	0.33
Net realized and unrealized loss[c]	(0.95)

Total from investment operations	(0.62)

Less distributions from:
Net investment income	(0.23)
Return of capital	(0.00)[d]

Total distributions	(0.23)

Net asset value, end of period	$24.20

Total return	(2.43)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,420
Ratio of expenses to average net assets[f,g]	0.12%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.75%
Ratio of net investment income to average net assets[f]	4.86%
Portfolio turnover rate[h,i]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 42 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged Emerging Markets Bond[a]	Non-diversified

[a]	The Fund commenced operations on July 22, 2015.

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares Trust (an “underlying fund”), an affiliate of the Fund. The financial statement and schedule of investments for the underlying fund can be found elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of October 31, 2015. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Exchange-Traded Funds	$2,311,267	$—	$—	$2,311,267
Money Market Funds	1,152,383	—	—	1,152,383

Total	$3,463,650	$—	$—	$3,463,650

Derivative Financial Instruments:[a]
Assets:
Centrally Cleared Interest Rate Swaps	$—	$29	$—	$29
Liabilities:
Centrally Cleared Interest Rate Swaps	—	(39,699)	—	(39,699)

Total	$—	$(39,670)	$—	$(39,670)

[a]	Shown at the unrealized appreciation (depreciation) on contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions from other iShares funds held, if any, are recognized on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Citigroup Global Markets Inc.	$1,074,150	$1,074,150	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.75% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees through February 28, 2017 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies. BFA has also contractually agreed to reduce its investment advisory fees for the Fund through February 28, 2017 on assets attributable to the Fund’s investments in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”) (and those assets used by the Fund to hedge the securities in EMB’s portfolio) such that the Fund’s total annual investment advisory fee is equal to EMB’s net total expense ratio after fee waiver plus 0.10%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the period ended October 31, 2015, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $1,126.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest - affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Fund (excluding money market funds) during the period ended October 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
iShares J.P. Morgan USD Emerging Markets
Bond ETF	—	21,702	(400)	21,302	$2,311,267	$29,007	$(1,259)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2015, were $ — and $42,609, respectively.

In-kind purchases and sales (see Note 4) for the period ended October 31, 2015, were $2,380,058 and $ —, respectively.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statement of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	INTEREST RATE SWAPS

The Fund may enter into short positions in interest rate swaps in an attempt to mitigate interest rate risk by economically hedging the value of fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Swap agreements are privately negotiated in the over-the-counter market. The Fund enters into centrally cleared interest rate swaps.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is recorded on the statement of assets and liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the statement of assets and liabilities. Payments received from (paid to) the CCP, including at termination, are recorded as realized gain (loss) in the statement of operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

The following table shows the value of interest rate swaps held by the Fund as of October 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Centrally cleared interest rate swaps:
Variation margin/Net assets consist of — net unrealized depreciation[a]	$29

[a]	Represents cumulative appreciation of centrally cleared interest rate swaps as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Liabilities
Centrally cleared interest rate swaps:
Variation margin/Net assets consist of — net unrealized depreciation[b]	$39,699

[b]

Represents cumulative depreciation of centrally cleared interest rate swaps as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on interest rate swaps held by the Fund during the period ended October 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Centrally cleared interest rate swaps:
Swaps	$(29,358)	$(39,670)

For the period ended October 31, 2015, the average quarter-end notional value of open interest rate swaps for the Fund (where the Fund pays the fixed rate) was $2,462,500.

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its direct or indirect investment in fixed income and financial derivative instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests a substantial amount of its assets indirectly in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held indirectly by the Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

The Fund invests a substantial amount of its assets indirectly in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The Fund invests a substantial portion of its assets indirectly in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to the accounting for swap agreements, were reclassified to the following accounts:

Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(9,883)	$9,883

The tax character of distributions paid during the period ended October 31, 2015 was as follows:

2015
Ordinary income	$22,782
Return of capital	84

$22,866

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses)	Total
$(20,734)	$(64,593)	$(85,327)

As of October 31, 2015, the Fund had non-expiring capital loss carryforwards in the amount of $20,734 available to offset future realized capital gains.

As of October 31, 2015, the cost of investments for federal income tax purposes was $3,488,573. Net unrealized depreciation was $24,923, of which $ — represented gross unrealized appreciation on securities and $24,923 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for the period July 22, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

Board Review and Approval of Investment Advisory

Contract

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group, and in the 5th Lipper quintile. The Board further noted that the Fund’s pricing reflects its interest rate hedging strategy, as compared to all of the competitor funds identified by Lipper, which are not interest rate hedged.

Because the Fund had not commenced operations as of December 31, 2014, the Board did not review any performance information for the Fund.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Nature, Extent and Quality of Services to be Provided by BFA — The Board noted that the Fund had not commenced operations as of December 31, 2014, and reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — While the Board reviewed information about the profitability of the iShares complex to BlackRock based on fees payable to BFA and its affiliates (including fees under advisory contracts with iShares funds), and all other sources of revenue and expense to BFA and its affiliates from iShares funds’ operations for the last calendar year, the Board did not consider the profitability of the Fund to BFA and its affiliates since the Fund had not commenced operations as of December 31, 2014. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”), Fund shareholders would benefit from breakpoints in EMB’s investment advisory fee rate as the assets of EMB, on an aggregated basis with the assets of another iShares fund, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services to be provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA, since the Fund had not commenced operations as of December 31, 2014. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited)

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: July 22, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	4.00%
Between 0.5% and -0.5%	48	96.00

	50	100.00%

SUPPLEMENTAL INFORMATION	27

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Director of iShares, Inc. (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2011); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares, Inc. (since 2007); Independent Chairman of iShares, Inc. and iShares Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Director of iShares, Inc. (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2011); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).

Trustee of iShares Trust (since 2005);

Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	29

Trustee and Officer Information  (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (60)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005).

John E. Martinez (54)	Trustee (since 2011); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares, Inc. (since 2003).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares, Inc. (since 2011); Director, Cavium, Inc. (since 2013).

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).
Charles Park (48)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	31

Schedule of Investments

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 19.09%

AZERBAIJAN — 0.28%
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23[b]	$14,355	$12,596,513

		12,596,513
BRAZIL — 0.33%
Caixa Economica Federal
4.25%, 05/13/19[b]	8,285	7,560,063
4.50%, 10/03/18[b]	7,750	7,323,750

		14,883,813
CHILE — 1.44%
Corp. Nacional del Cobre de Chile
3.00%, 07/17/22[b]	19,259	18,140,052
3.75%, 11/04/20[b]	11,694	11,914,666
3.88%, 11/03/21[b]	16,461	16,567,749
4.50%, 09/16/25[c]	18,000	17,845,920

		64,468,387
CHINA — 4.14%
Amber Circle Funding Ltd.
3.25%, 12/04/22[b]	8,700	8,645,740
Charming Light Investments Ltd.
3.75%, 09/03/19[b]	10,500	10,659,336
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23[b]	11,854	12,388,378
Export-Import Bank of China (The)
2.50%, 07/31/19[b]	12,900	13,035,579
3.63%, 07/31/24[b]	12,649	12,956,497
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	11,077	11,659,100
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22[b]	16,109	16,514,165
4.88%, 05/17/42[b]	10,369	10,632,684
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23[b]	13,100	13,704,834
Sinopec Group Overseas Development 2014 Ltd.
4.38%, 04/10/24[b]	15,546	16,243,383

Security	Principal (000s)	Value
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[b]	$22,260	$21,947,915
3.25%, 04/28/25[b]	2,300	2,206,781
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[b]	9,725	9,612,422
State Grid Overseas Investment 2014 Ltd.
2.75%, 05/07/19[b]	9,800	9,949,756
4.13%, 05/07/24[b]	13,800	14,639,292

		184,795,862
INDONESIA — 1.38%
Majapahit Holding BV
7.75%, 01/20/20[b]	6,045	6,800,625
Pelabuhan Indonesia II PT
4.25%, 05/05/25[b]	6,000	5,520,000
Pertamina Persero PT
4.30%, 05/20/23[b]	8,536	8,055,850
4.88%, 05/03/22[b]	5,896	5,792,820
5.25%, 05/23/21[b]	5,202	5,306,040
5.63%, 05/20/43[b]	7,920	6,543,623
6.00%, 05/03/42[b]	8,232	7,132,740
6.45%, 05/30/44[b]	7,600	6,992,000
Perusahaan Listrik Negara PT
5.25%, 10/24/42[b]	5,160	4,231,200
5.50%, 11/22/21[b]	5,200	5,356,000

		61,730,898
KAZAKHSTAN — 2.07%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	13,830	12,101,250
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42[b]	10,375	8,585,313
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18[b]	13,098	14,424,172
KazMunayGas National Co. JSC
4.40%, 04/30/23[b]	11,000	9,652,500
5.75%, 04/30/43[b]	19,094	14,941,055
6.00%, 11/07/44[b]	10,000	7,828,000
6.38%, 04/09/21[b]	11,746	11,848,895
7.00%, 05/05/20[b]	12,395	12,952,775

		92,333,960

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MALAYSIA — 2.83%
1MDB Global Investments Ltd.
4.40%, 03/09/23[b]	$38,000	$28,975,000
Petronas Capital Ltd.
3.50%, 03/18/25[b]	24,673	23,848,441
4.50%, 03/18/45[b]	17,556	16,536,758
5.25%, 08/12/19[b]	37,647	40,990,057
7.88%, 05/22/22[b]	12,936	16,111,925

		126,462,181
MEXICO — 2.95%
Comision Federal de Electricidad
4.88%, 05/26/21[b]	3,336	3,494,460
4.88%, 01/15/24[b]	4,200	4,305,000
Petroleos Mexicanos
3.50%, 07/18/18	3,200	3,254,400
3.50%, 07/23/20[b]	5,650	5,585,025
3.50%, 01/30/23	3,021	2,797,446
4.25%, 01/15/25[b]	4,722	4,492,983
4.50%, 01/23/26[b]	4,290	4,087,083
4.88%, 01/24/22	7,925	8,062,103
4.88%, 01/18/24	4,210	4,206,632
5.50%, 01/21/21	12,769	13,598,985
5.50%, 06/27/44	8,612	7,339,146
5.63%, 01/23/46[b]	13,593	11,689,980
5.75%, 03/01/18	8,137	8,645,563
6.00%, 03/05/20	7,448	8,088,081
6.38%, 01/23/45	10,425	9,794,287
6.50%, 06/02/41	10,267	9,769,051
6.63%, 06/15/35	12,616	12,380,081
8.00%, 05/03/19	8,647	9,879,197

		131,469,503
PHILIPPINES — 0.56%
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/19[b]	9,048	10,563,540
7.39%, 12/02/24[b]	10,866	14,234,460

		24,798,000
RUSSIA — 0.95%
Russian Agricultural Bank OJSC Via RSHB Capital SA
5.10%, 07/25/18[b]	7,600	7,581,000
5.30%, 12/27/17[b]	3,100	3,127,125

Security	Principal (000s)	Value
Russian Railways OJSC via RZD Capital PLC
5.70%, 04/05/22[b]	$9,290	$9,220,325
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23[b]	2,300	2,202,250
6.03%, 07/05/22[b]	6,200	6,021,750
6.80%, 11/22/25[b]	6,100	6,005,450
6.90%, 07/09/20[b]	8,078	8,271,872

		42,429,772
SOUTH AFRICA — 1.16%
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[b]	16,147	15,028,820
6.75%, 08/06/23[b]	13,798	12,828,690
7.13%, 02/11/25[b]	13,639	12,701,319
Transnet SOC Ltd.
4.00%, 07/26/22[b]	11,782	11,104,535

		51,663,364
VENEZUELA — 1.00%
Petroleos de Venezuela SA
5.38%, 04/12/27[b]	13,802	4,761,759
5.50%, 04/12/37[b]	6,593	2,249,861
6.00%, 05/16/24[b]	24,981	8,843,274
6.00%, 11/15/26[b]	23,069	8,069,536
8.50%, 11/02/17[b]	8,284	5,000,757
9.00%, 11/17/21[b]	7,867	3,221,537
9.75%, 05/17/35[b]	14,094	5,849,106
12.75%, 02/17/22[b]	13,494	6,734,181

		44,730,011

TOTAL CORPORATE BONDS & NOTES
(Cost: $914,972,235)		852,362,264

FOREIGN GOVERNMENT OBLIGATIONS[a] — 79.38%

ANGOLA — 0.31%
Republic of Angola Via Northern Lights III BV
7.00%, 08/16/19[b]	14,370	14,010,750

		14,010,750
ARGENTINA — 2.87%
Argentine Republic Government International Bond
2.50%, 12/31/38[d]	68,661	43,256,430
8.28%, 12/31/33[d]	21,945	23,809,998

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
8.28%, 12/31/33[d]	$54,879	$60,916,097

		127,982,525
AZERBAIJAN — 0.37%
Republic of Azerbaijan International Bond
4.75%, 03/18/24[b]	17,230	16,476,188

		16,476,188
BRAZIL — 4.05%
Banco Nacional de Desenvolvimento Economico e Social
4.00%, 04/14/19[b]	7,400	6,882,000
5.50%, 07/12/20[b]	7,275	6,802,125
5.75%, 09/26/23[b]	11,623	10,228,240
6.37%, 06/16/18[b]	6,000	6,112,500
6.50%, 06/10/19[b]	4,565	4,565,000
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28[b]	9,681	7,877,914
Brazilian Government International Bond
2.63%, 01/05/23	13,285	10,976,731
4.25%, 01/07/25	25,955	23,061,017
4.88%, 01/22/21	19,563	19,245,101
5.00%, 01/27/45	22,723	17,241,076
5.63%, 01/07/41	15,251	12,448,629
5.88%, 01/15/19	11,657	12,429,276
7.13%, 01/20/37	13,552	13,162,380
8.25%, 01/20/34	10,703	11,452,210
8.88%, 04/15/24	7,478	8,945,558
10.13%, 05/15/27	7,241	9,512,864

		180,942,621
CHILE — 0.23%
Chile Government International Bond
3.13%, 03/27/25	10,225	10,288,906

		10,288,906
COLOMBIA — 3.83%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	10,315	9,314,445
4.00%, 02/26/24 (Call 11/26/23)	18,243	17,896,383
4.38%, 07/12/21	20,654	21,252,966
5.00%, 06/15/45 (Call 12/15/44)	26,204	23,256,050

Security	Principal (000s)	Value
5.63%, 02/26/44 (Call 08/26/43)	$21,768	$21,060,540
6.13%, 01/18/41	22,781	23,407,477
7.38%, 03/18/19	20,766	23,725,155
7.38%, 09/18/37	16,570	19,221,200
8.13%, 05/21/24	9,698	12,001,275

		171,135,491
COSTA RICA — 0.84%
Costa Rica Government International Bond
4.25%, 01/26/23[b]	14,084	12,675,600
7.00%, 04/04/44[b]	16,770	15,072,038
7.16%, 03/12/45[b]	10,492	9,508,375

		37,256,013
CROATIA — 2.42%
Croatia Government International Bond
5.50%, 04/04/23[b]	20,447	21,060,410
6.00%, 01/26/24[b]	23,565	24,978,900
6.38%, 03/24/21[b]	19,381	20,873,337
6.63%, 07/14/20[b]	18,350	19,928,100
6.75%, 11/05/19[b]	19,572	21,260,085

		108,100,832
DOMINICAN REPUBLIC — 2.34%
Dominican Republic International Bond
5.50%, 01/27/25[b]	18,160	17,933,000
5.88%, 04/18/24[b]	12,690	12,880,350
6.85%, 01/27/45[b]	26,307	26,043,930
7.45%, 04/30/44[b]	20,680	21,817,400
7.50%, 05/06/21[b]	23,470	25,611,638

		104,286,318
ECUADOR — 0.86%
Ecuador Government International Bond
7.95%, 06/20/24[b]	25,182	19,012,410
10.50%, 03/24/20[b]	23,160	19,135,950

		38,148,360
EGYPT — 0.77%
Egypt Government International Bond
5.75%, 04/29/20[b]	11,874	12,185,693
5.88%, 06/11/25[b]	23,830	22,209,560

		34,395,253

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
EL SALVADOR — 0.28%
El Salvador Government International Bond
6.38%, 01/18/27[b]	$200	$178,250
7.65%, 06/15/35[b]	13,757	12,450,085

		12,628,335
ETHIOPIA — 0.28%
Federal Democratic Republic of Ethiopia
6.63%, 12/11/24[b]	13,300	12,352,375

		12,352,375
GABON — 0.38%
Gabon Government International Bond
6.38%, 12/12/24[b]	19,770	17,026,913

		17,026,913
GHANA — 0.56%
Republic of Ghana
7.88%, 08/07/23[b]	14,068	12,098,480
8.13%, 01/18/26[b]	15,012	12,778,965

		24,877,445
HUNGARY — 3.98%
Hungary Government International Bond
4.00%, 03/25/19	6,642	6,952,215
4.13%, 02/19/18	12,548	13,111,248
5.38%, 02/21/23	24,092	26,499,530
5.38%, 03/25/24	23,780	26,268,458
5.75%, 11/22/23	18,528	20,883,187
6.25%, 01/29/20	23,939	27,025,814
6.38%, 03/29/21	31,968	36,762,401
7.63%, 03/29/41	14,908	20,331,456

		177,834,309
INDONESIA — 3.77%
Indonesia Government International Bond
3.38%, 04/15/23[b]	10,600	10,070,000
3.75%, 04/25/22[b]	12,051	11,900,362
4.13%, 01/15/25[b]	3,000	2,925,000
4.63%, 04/15/43[b]	6,750	6,081,986
4.88%, 05/05/21[b]	15,106	15,899,065
5.13%, 01/15/45[b]	11,655	10,897,425
5.25%, 01/17/42[b]	13,332	12,648,735

Security	Principal (000s)	Value
5.38%, 10/17/23[b]	$5,164	$5,538,390
5.88%, 03/13/20[b]	10,322	11,431,615
5.88%, 01/15/24[b]	7,216	7,928,580
6.63%, 02/17/37[b]	7,202	7,904,195
6.75%, 01/15/44[b]	10,391	11,689,875
6.88%, 01/17/18[b]	9,207	10,139,209
7.75%, 01/17/38[b]	9,726	12,011,610
8.50%, 10/12/35[b]	10,390	13,662,850
11.63%, 03/04/19[b]	13,860	17,758,125

		168,487,022
IRAQ — 0.61%
Republic of Iraq
5.80%, 01/15/28[b] (Call 12/14/15)	37,225	27,360,375

		27,360,375
IVORY COAST — 0.97%
Ivory Coast Government International Bond
5.75%, 12/31/32[b,e]	35,722	31,881,885
6.38%, 03/03/28[b]	12,450	11,454,000

		43,335,885
JAMAICA — 0.44%
Jamaica Government International Bond
6.75%, 04/28/28	19,359	19,600,988

		19,600,988
KAZAKHSTAN — 1.44%
KazAgro National Management Holding JSC
4.63%, 05/24/23[b]	10,000	8,087,500
Kazakhstan Government International Bond
3.88%, 10/14/24[b]	15,760	14,755,300
4.88%, 10/14/44[b]	13,640	11,201,850
5.13%, 07/21/25[b]	19,600	19,502,000
6.50%, 07/21/45[b]	11,006	10,730,850

		64,277,500
KENYA — 0.54%
Kenya Government International Bond
6.88%, 06/24/24[b]	26,060	24,203,225

		24,203,225

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
LATVIA — 0.42%
Republic of Latvia
2.75%, 01/12/20[b]	$17,967	$18,280,434
5.25%, 06/16/21[b]	500	569,128

		18,849,562
LEBANON — 3.12%
Lebanese Republic
6.65%, 02/26/30[b]	18,312	18,060,210
Lebanon Government International Bond
5.15%, 11/12/18[b]	13,538	13,419,543
6.00%, 01/27/23[b]	14,072	13,896,100
6.10%, 10/04/22[b]	19,503	19,405,485
6.38%, 03/09/20	15,704	15,998,450
6.60%, 11/27/26[b]	21,874	21,874,000
6.75%, 11/29/27[b]	14,317	14,495,962
8.25%, 04/12/21[b]	19,982	21,955,222

		139,104,972
LITHUANIA — 1.86%
Lithuania Government International Bond
6.13%, 03/09/21[b]	18,920	22,065,450
6.63%, 02/01/22[b]	21,379	25,962,764
7.38%, 02/11/20[b]	29,249	35,111,816

		83,140,030
MEXICO — 3.10%
Mexico Government International Bond
3.60%, 01/30/25	13,821	13,734,619
3.63%, 03/15/22	12,128	12,385,720
4.00%, 10/02/23	16,260	16,788,450
4.60%, 01/23/46	10,650	9,877,875
4.75%, 03/08/44	17,508	16,632,600
5.13%, 01/15/20	9,154	10,103,727
5.55%, 01/21/45	11,582	12,276,920
5.75%, 10/12/49	10,362	10,128,855
5.95%, 03/19/19	8,708	9,792,146
6.05%, 01/11/40	12,416	14,030,080
6.75%, 09/27/34	5,651	6,929,539
8.30%, 08/15/31	3,978	5,847,660

		138,528,191
MONGOLIA — 0.25%
Mongolia Government International Bond
5.13%, 12/05/22[b]	13,465	11,243,275

		11,243,275

Security	Principal (000s)	Value
MOROCCO — 0.43%
Morocco Government International Bond
4.25%, 12/11/22[b]	$19,109	$19,290,536

		19,290,536
PAKISTAN — 0.64%
Pakistan Government International Bond
7.25%, 04/15/19[b]	14,181	14,711,157
8.25%, 04/15/24[b]	12,906	13,750,375

		28,461,532
PANAMA — 2.02%
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	19,413	19,315,935
4.00%, 09/22/24 (Call 06/22/24)	17,830	18,052,875
5.20%, 01/30/20	18,058	19,728,365
6.70%, 01/26/36	27,018	33,232,140

		90,329,315
PARAGUAY — 0.34%
Republic of Paraguay
6.10%, 08/11/44[b]	14,751	14,972,265

		14,972,265
PERU — 3.17%
Peruvian Government International Bond
4.13%, 08/25/27	10,318	10,369,590
5.63%, 11/18/50	32,855	35,319,125
6.55%, 03/14/37	12,068	14,511,770
7.35%, 07/21/25	28,592	36,740,720
8.75%, 11/21/33	500	727,500
8.75%, 11/21/33	30,154	43,874,070

		141,542,775
PHILIPPINES — 4.58%
Philippine Government International Bond
3.95%, 01/20/40	18,205	18,842,175
4.00%, 01/15/21	13,662	14,891,580
4.20%, 01/21/24	14,556	16,102,575
5.00%, 01/13/37	13,714	16,319,660
5.50%, 03/30/26	9,240	11,088,000
6.38%, 01/15/32	11,728	15,363,680
6.38%, 10/23/34	20,411	27,350,740

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
7.75%, 01/14/31	$17,773	$25,637,553
8.38%, 06/17/19	10,447	12,836,751
9.50%, 02/02/30	15,197	24,467,170
10.63%, 03/16/25	13,576	21,653,720

		204,553,604
POLAND — 3.68%
Poland Government International Bond
3.00%, 03/17/23	22,993	23,174,672
4.00%, 01/22/24	20,517	21,798,513
5.00%, 03/23/22	38,342	43,137,242
5.13%, 04/21/21	24,237	27,423,317
6.38%, 07/15/19	41,929	48,624,013

		164,157,757
ROMANIA — 2.00%
Romanian Government International Bond
4.38%, 08/22/23[b]	17,994	18,916,192
4.88%, 01/22/24[b]	15,792	17,173,800
6.13%, 01/22/44[b]	14,610	17,283,630
6.75%, 02/07/22[b]	29,971	35,702,954

		89,076,576
RUSSIA — 4.56%
Russian Foreign Bond – Eurobond
3.50%, 01/16/19[b]	9,400	9,477,550
4.50%, 04/04/22[b]	10,600	10,817,300
4.88%, 09/16/23[b]	19,000	19,608,000
5.00%, 04/29/20[b]	20,200	21,230,200
5.63%, 04/04/42[b]	14,800	14,670,500
5.88%, 09/16/43[b]	9,400	9,611,500
7.50%, 03/31/30[b],e	68,062	81,027,871
11.00%, 07/24/18[b]	11,594	13,891,061
12.75%, 06/24/28[b]	14,139	23,011,222

		203,345,204
SERBIA — 1.52%
Republic of Serbia
4.88%, 02/25/20[b]	22,488	23,190,750
5.88%, 12/03/18[b]	15,977	16,935,620
7.25%, 09/28/21[b]	24,107	27,572,381

		67,698,751
SLOVAKIA — 0.54%
Slovakia Government International Bond
4.38%, 05/21/22[b]	21,709	24,310,244

		24,310,244

Security	Principal (000s)	Value
SOUTH AFRICA — 2.50%
South Africa Government International Bond
4.67%, 01/17/24	$16,708	$16,850,018
5.38%, 07/24/44	11,102	10,879,960
5.50%, 03/09/20	23,180	24,918,500
5.88%, 05/30/22	11,121	12,205,297
5.88%, 09/16/25	19,899	21,590,415
6.88%, 05/27/19	22,611	25,188,654

		111,632,844
SRI LANKA — 1.20%
Sri Lanka Government International Bond
5.88%, 07/25/22[b]	13,844	13,272,935
6.00%, 01/14/19[b]	13,243	13,304,779
6.25%, 10/04/20[b]	14,658	14,712,967
6.25%, 07/27/21[b]	12,580	12,469,925

		53,760,606
TUNISIA — 0.32%
Banque Centrale de Tunisie SA
5.75%, 01/30/25[b]	15,192	14,265,288

		14,265,288
TURKEY — 5.37%
Turkey Government International Bond
3.25%, 03/23/23	9,066	8,408,715
4.25%, 04/14/26	1,911	1,830,738
4.88%, 04/16/43	16,565	14,900,217
5.13%, 03/25/22	6,968	7,281,560
5.63%, 03/30/21	10,856	11,664,772
5.75%, 03/22/24	16,618	17,922,513
6.00%, 01/14/41	18,769	19,669,912
6.25%, 09/26/22	18,639	20,661,331
6.63%, 02/17/45	6,847	7,850,086
6.75%, 04/03/18	12,509	13,603,538
6.75%, 05/30/40	9,894	11,274,213
6.88%, 03/17/36	18,365	21,101,385
7.00%, 03/11/19	9,314	10,385,110
7.00%, 06/05/20	6,194	7,014,705
7.25%, 03/05/38	6,782	8,141,791
7.38%, 02/05/25	15,315	18,293,767
7.50%, 11/07/19	9,812	11,234,740
8.00%, 02/14/34	9,720	12,427,020
11.88%, 01/15/30	9,700	16,174,750

		239,840,863

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
UKRAINE — 1.55%
Ukraine Government International Bond
7.50%, 04/17/23[b]	$19,721	$14,901,681
7.75%, 09/23/20[b]	16,666	12,342,909
7.80%, 11/28/22[b]	34,904	26,332,741
7.95%, 02/23/21[b]	20,239	15,740,123

		69,317,454
URUGUAY — 1.96%
Uruguay Government International Bond
4.50%, 08/14/24	26,226	27,275,040
5.10%, 06/18/50	44,845	40,304,659
7.63%, 03/21/36	15,721	19,867,414

		87,447,113
VENEZUELA — 1.30%
Venezuela Government International Bond
6.00%, 12/09/20[b]	6,076	2,293,690
7.00%, 12/01/18[b]	1,916	833,460
7.00%, 03/31/38[b]	8,354	3,111,865
7.65%, 04/21/25	7,055	2,663,263
7.75%, 10/13/19[b]	11,837	4,675,615
8.25%, 10/13/24[b]	9,930	3,773,400
9.00%, 05/07/23[b]	14,339	5,628,058
9.25%, 09/15/27	20,409	8,928,937
9.25%, 05/07/28[b]	7,692	3,019,110
9.38%, 01/13/34	6,815	2,743,038
11.75%, 10/21/26[b]	12,789	5,659,132
11.95%, 08/05/31[b]	18,992	8,641,451
12.75%, 08/23/22[b]	12,479	5,927,525

		57,898,544
VIETNAM — 0.25%
Vietnam Government International Bond
4.80%, 11/19/24[b]	11,535	11,333,138

		11,333,138
ZAMBIA — 0.56%
Zambia Government International Bond
8.50%, 04/14/24[b]	10,743	9,037,549
8.97%, 07/30/27[b]	18,839	15,824,760

		24,862,309

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $3,698,831,880)		3,543,970,377

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[f,g]	7,532	$7,532,143

		7,532,143

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,532,143)		7,532,143

TOTAL INVESTMENTS IN SECURITIES — 98.64%
(Cost: $4,621,336,258)		4,403,864,784
Other Assets, Less Liabilities — 1.36%		60,578,620

NET ASSETS — 100.00%		$4,464,443,404

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Issuer is in default of interest payments.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

ASSETS
Investments, at cost:
Unaffiliated	$4,613,804,115
Affiliated (Note 2)	7,532,143

Total cost of investments	$4,621,336,258

Investments in securities, at fair value (Note 1):
Unaffiliated	$4,396,332,641
Affiliated (Note 2)	7,532,143

Total fair value of investments	4,403,864,784
Cash	1,561,283
Receivables:
Investment securities sold	58,796,505
Due from custodian (Note 4)	15,952,504
Interest	65,209,802
Capital shares sold	897,445

Total Assets	4,546,282,323

LIABILITIES
Payables:
Investment securities purchased	79,682,852
Capital shares redeemed	623,316
Investment advisory fees (Note 2)	1,532,751

Total Liabilities	81,838,919

NET ASSETS	$4,464,443,404

Net assets consist of:
Paid-in capital	$4,786,277,719
Undistributed net investment income	14,319,993
Accumulated net realized loss	(118,682,834)
Net unrealized depreciation	(217,471,474)

NET ASSETS	$4,464,443,404

Shares outstanding[a]	41,200,000

Net asset value per share	$108.36

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statement of Operations

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Year ended October 31, 2015

NET INVESTMENT INCOME
Interest — unaffiliated	$236,781,015
Interest — affiliated (Note 2)	1,343

Total investment income	236,782,358

EXPENSES
Investment advisory fees (Note 2)	28,288,791

Total expenses	28,288,791
Less investment advisory fees waived (Note 2)	(9,391,710)

Net expenses	18,897,081

Net investment income	217,885,277

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(66,418,042)
In-kind redemptions — unaffiliated	6,340,430

Net realized loss	(60,077,612)

Net change in unrealized appreciation/depreciation	(222,657,001)

Net realized and unrealized loss	(282,734,613)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(64,849,336)

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$217,885,277	$183,251,864
Net realized loss	(60,077,612)	(19,959,585)
Net change in unrealized appreciation/depreciation	(222,657,001)	130,812,937

Net increase (decrease) in net assets resulting from operations	(64,849,336)	294,105,216

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(220,652,648)	(180,077,963)

Total distributions to shareholders	(220,652,648)	(180,077,963)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,970,814,249	5,123,729,026
Cost of shares redeemed	(3,368,836,785)	(3,940,061,398)

Net increase (decrease) in net assets from capital share transactions	(398,022,536)	1,183,667,628

INCREASE (DECREASE) IN NET ASSETS	(683,524,520)	1,297,694,881

NET ASSETS
Beginning of year	5,147,967,924	3,850,273,043

End of year	$4,464,443,404	$5,147,967,924

Undistributed net investment income included in net assets at end of year	$14,319,993	$17,087,364

SHARES ISSUED AND REDEEMED
Shares sold	26,900,000	45,800,000
Shares redeemed	(30,800,000)	(35,400,000)

Net increase (decrease) in shares outstanding	(3,900,000)	10,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	41

Financial Highlights

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011
Net asset value, beginning of period	$114.15	$110.96	$120.81	$109.56	$105.20	$101.51

Income from investment operations:
Net investment income[b]	5.08	4.86	5.00	5.25	3.56	5.55
Net realized and unrealized gain (loss)[c]	(5.75)	3.17	(9.77)	11.23	4.35	3.63

Total from investment operations	(0.67)	8.03	(4.77)	16.48	7.91	9.18

Less distributions from:
Net investment income	(5.12)	(4.84)	(5.08)	(5.23)	(3.55)	(5.49)

Total distributions	(5.12)	(4.84)	(5.08)	(5.23)	(3.55)	(5.49)

Net asset value, end of period	$108.36	$114.15	$110.96	$120.81	$109.56	$105.20

Total return	(0.55)%	7.45%	(4.01)%	15.50%	7.63%[d]	9.21%

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,464,443	$5,147,968	$3,850,273	$6,185,433	$3,144,253	$2,240,859
Ratio of expenses to average net assets[e]	0.40%	0.59%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to waived fees[e]	0.60%	0.60%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	4.61%	4.35%	4.30%	4.61%	4.92%	5.21%
Portfolio turnover rate[f]	24%	52%	32%	30%	14%	24%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of October 31, 2015. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds & Notes	$—	$852,362,264	$—	$852,362,264
Foreign Government Obligations	—	3,543,970,377	—	3,543,970,377
Money Market Funds	7,532,143	—	—	7,532,143

Total	$7,532,143	$4,396,332,641	$—	$4,403,864,784

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.6000%		First $19 billion
0.5700	[a]	Over $19 billion, up to and including $33 billion
0.5415	[a]	Over $33 billion, up to and including $58 billion
0.5145	[a]	Over $58 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. Effective March 2, 2015, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2018 in order to limit total annual operating expenses after fee waiver to 0.40% of average daily net assets. In addition, for the year ended October 31, 2015, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $3,022,489.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trades for the year ended October 31, 2015, if any, were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015, were $1,229,026,838 and $1,142,836,609, respectively.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

In-kind purchases and sales (see Note 4) for the year ended October 31, 2015, were $2,809,758,889 and $3,226,336,516, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

The Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The Fund invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(15,277,124)	$—	$15,277,124

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

	2015	2014
Ordinary income	$220,652,648	$180,077,963

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
$20,800,458	$(98,024,613)	$(244,610,160)	$(321,834,315)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and interest accruals on defaulted bonds.

As of October 31, 2015, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring[a]	Expiring 2018	Total
$97,928,583	$96,030	$98,024,613

[a]	Must be utilized prior to losses subject to expiration.

As of October 31, 2015, the cost of investments for federal income tax purposes was $4,641,994,479. Net unrealized depreciation was $238,129,695, of which $45,499,733 represented gross unrealized appreciation on securities and $283,629,428 represented gross unrealized depreciation on securities.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

Notes:

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	53

Notes:

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1019-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares U.S. Fixed Income Balanced Risk ETF | INC | BATS

Management’s Discussion of Fund Performance

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

U.S. Bond Market Overview

U.S. bonds returned approximately 2% for the 12 months ended October 31, 2015 (the “reporting period”). The modest bond market returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth — sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

A number of other factors buffeted the fixed-income market during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on financial markets. Greece and Puerto Rico wrestled with potential defaults on their government debt. The U.S. dollar strengthened against most major currencies during the reporting period, which made U.S. investments more attractive to international investors but created headwinds for the domestic economy.

Investor concerns brought on by many of these factors, as well as uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy, led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period.

Mortgage-backed securities were the leading performers for the reporting period. Both residential and commercial mortgage-backed securities benefited from investor demand for high credit quality and relatively high yields. U.S. Treasury bonds were also among the better performers in the fixed-income market. In addition to the flight to quality, Treasury securities benefited from their interest-rate sensitivity as declining yields across most maturity sectors of the Treasury market led to rising bond prices. The primary exception was Treasury inflation-protected securities, which posted negative returns for the reporting period, reflecting a lack of investor demand for inflation protection.

Corporate bonds underperformed the broader bond market for the reporting period. Corporate bonds tend to have greater credit risk than other sectors of the bond market, and the broad flight to quality led to reduced demand for corporate securities. In particular, high-yield corporate bonds were among the only sectors of the bond market to decline for the reporting period.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

Performance as of October 31, 2015

Cumulative Total Returns
Since Inception
Fund NAV	0.46%
Fund Market	0.60%
Barclays U.S. Aggregate Bond Index	(0.02)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/24/15. The first day of secondary market trading was 2/26/15.

The Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$998.90	$1.26	$1,000.00	$1,023.90	$1.28	0.25%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

The iShares U.S. Fixed Income Balanced Risk ETF (the “Fund”) seeks total return and preservation of capital by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar denominated investment-grade and high-yield fixed-income securities that in the aggregate has approximately equal exposure to credit spread risk and interest rate risk. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the period from February 24, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was 0.46%, net of fees.

The Fund allocates capital across fixed-income sectors in a systematic manner, with the objective of balancing interest rate and credit risk. From a credit risk perspective, the Fund invests primarily in corporate bonds (both investment-grade and high-yield) and mortgage-backed securities. When necessary to balance the Fund’s exposure to interest rate risk against its exposure to credit spread risk, the Fund may take short or long positions in U.S. Treasury futures and short positions in U.S. Treasury securities through transactions in interest rate swaps.

The Fund posted a positive return for the reporting period and outpaced the broad U.S. fixed-income market. The interest rate hedge component contributed positively to performance as interest rates rose during the reporting period. In addition, the Fund had a shorter duration (less interest rate sensitivity) relative to the broader bond market and was positioned for a steeper yield curve (the yield curve is a graphic representation of bond yields at different maturities). Both these positions contributed positively to performance.

From a sector perspective, the Fund benefited from an overweight position in mortgage-backed securities relative to the Barclays U.S. Aggregate Bond Index, as their combination of high credit quality and attractive yields increased the appeal of these securities in a period of market uncertainty and low prevailing interest rates. At the other end of the spectrum, overweight positions in both investment-grade and high-yield corporate bonds detracted from performance. Investor concerns about risk assets and surging new bond issuance generally limited returns for corporate securities. Nevertheless, security selection within the corporate allocation aided results thanks to an overweight position in banks and underweight positions to media, energy, and metals companies.

ALLOCATION BY SECTOR

As of 10/31/15

Sector/Investment Type	Percentage of Total Investments[1]
Mortgage-Backed Securities	28.75%
Financial	24.84
Consumer Non-Cyclical	13.71
Communications	10.31
Consumer Cyclical	6.03
Industrial	4.43
Energy	3.35
Technology	3.02
Basic Materials	2.71
Utilities	2.33
U.S. Government Obligations	0.42
Diversified	0.10

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[1]
Aaa	29.32%
Aa	4.21
A	23.14
Baa	25.85
Ba	8.61
B	5.92
Caa	2.16
Not Rated	0.79

TOTAL	100.00%

[1]	Excludes money market funds.
[2]

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 92.17%

AEROSPACE & DEFENSE — 1.32%
L-3 Communications Corp.
4.95%, 02/15/21 (Call 11/15/20)	$200	$207,038
Northrop Grumman Corp.
1.75%, 06/01/18	200	199,545
Raytheon Co.
3.13%, 10/15/20[a]	200	208,465
StandardAero Aviation Holdings Inc.
10.00%, 07/15/23 (Call 07/15/18)[a,b]	35	35,350
TransDigm Inc.
7.50%, 07/15/21 (Call 07/15/16)	100	105,500
United Technologies Corp.
4.50%, 04/15/20	200	219,703

		975,601
AGRICULTURE — 2.29%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	150	150,914
2.85%, 08/09/22	150	147,707
9.25%, 08/06/19	150	185,729
Philip Morris International Inc.
1.63%, 03/20/17	200	201,610
2.50%, 08/22/22	200	196,282
3.38%, 08/11/25 (Call 05/11/25)	150	152,864
Reynolds American Inc.
2.30%, 06/12/18[a]	40	40,467
3.25%, 11/01/22[a]	150	148,780
3.75%, 05/20/23 (Call 02/20/23)[b]	100	100,628
4.45%, 06/12/25 (Call 03/12/25)	135	140,869
8.13%, 06/23/19[b]	100	118,443
Vector Group Ltd.
7.75%, 02/15/21 (Call 02/15/16)	100	106,750

		1,691,043
AIRLINES — 0.04%
American Airlines Group Inc.
4.63%, 03/01/20[b]	30	29,737

		29,737
APPAREL — 0.15%
Levi Strauss & Co.
6.88%, 05/01/22 (Call 05/01/17)	100	109,625

		109,625

Security	Principal (000s)	Value
AUTO MANUFACTURERS — 1.30%
FCA U.S. LLC/CG Co-Issuer Inc.
8.25%, 06/15/21 (Call 06/15/16)	$200	$214,000
Ford Motor Credit Co. LLC
2.46%, 03/27/20[a]	200	195,820
General Motors Financial Co. Inc.
3.45%, 04/10/22 (Call 02/10/22)	175	170,645
3.50%, 07/10/19	100	101,843
4.00%, 01/15/25 (Call 10/15/24)	100	98,096
Toyota Motor Credit Corp.
2.15%, 03/12/20	180	180,235

		960,639
AUTO PARTS & EQUIPMENT — 0.63%
Delphi Corp.
5.00%, 02/15/23 (Call 02/15/18)	156	162,240
Lear Corp.
5.25%, 01/15/25 (Call 01/15/20)	100	102,000
Schaeffler Finance BV
4.25%, 05/15/21 (Call 05/15/17)[b]	200	201,000

		465,240
BANKS — 20.73%
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	85	85,131
Bank of America Corp.
1.70%, 08/25/17[a]	350	350,694
3.88%, 08/01/25	100	101,733
4.00%, 01/22/25	100	98,467
4.13%, 01/22/24	100	104,055
5.65%, 05/01/18	250	271,758
5.88%, 01/05/21	250	285,272
7.63%, 06/01/19	400	470,312
Bank of America N.A.
5.30%, 03/15/17	250	262,296
Bank of New York Mellon Corp. (The)
2.30%, 09/11/19 (Call 08/11/19)	250	251,731
2.60%, 08/17/20 (Call 07/17/20)	120	121,553
Bank of Nova Scotia (The)
1.45%, 04/25/18[a]	250	248,846
Barclays PLC
2.00%, 03/16/18	200	199,812
2.75%, 11/08/19	250	250,773
BB&T Corp.
2.05%, 06/19/18 (Call 05/15/18)	200	201,531

SCHEDULE OF INVESTMENTS	9

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
BNP Paribas SA
2.38%, 09/14/17	$250	$253,375
2.40%, 12/12/18	100	101,078
Capital One Financial Corp.
4.20%, 10/29/25	35	35,081
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	250	248,471
CIT Group Inc.
3.88%, 02/19/19	100	101,500
Citigroup Inc.
1.35%, 03/10/17	250	249,736
1.70%, 04/27/18	100	99,419
2.50%, 09/26/18	250	252,796
3.75%, 06/16/24	200	203,965
4.00%, 08/05/24	50	49,555
4.40%, 06/10/25	100	101,158
4.50%, 01/14/22	100	108,184
6.13%, 11/21/17	150	162,974
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.38%, 01/19/17	250	255,815
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25[a,b]	250	243,956
Credit Suisse/New York NY
2.30%, 05/28/19	250	250,954
Deutsche Bank AG/London
1.40%, 02/13/17	100	99,635
2.50%, 02/13/19[a]	250	250,244
Discover Bank/Greenwood DE
2.00%, 02/21/18	250	248,097
Fifth Third Bancorp
5.45%, 01/15/17	200	209,181
Fifth Third Bank/Cincinnati OH
2.15%, 08/20/18 (Call 07/20/18)	200	201,263
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	250	250,863
2.75%, 09/15/20 (Call 08/15/20)	30	30,109
3.50%, 01/23/25 (Call 10/23/24)	450	443,988
3.75%, 05/22/25 (Call 02/22/25)[a]	50	50,386
5.25%, 07/27/21	200	223,126
5.75%, 10/01/16	250	260,834
5.95%, 01/18/18	250	271,895
HSBC Holdings PLC
4.25%, 08/18/25	200	200,762

Security	Principal (000s)	Value
HSBC USA Inc.
1.50%, 11/13/17	$200	$199,051
1.70%, 03/05/18	180	179,421
JPMorgan Chase & Co.
1.63%, 05/15/18	350	348,051
3.13%, 01/23/25 (Call 10/23/24)	350	337,260
3.15%, 07/05/16	250	253,196
3.88%, 09/10/24	100	99,577
4.63%, 05/10/21	100	108,650
6.30%, 04/23/19	350	396,305
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	250	269,994
Lloyds Bank PLC
1.75%, 05/14/18	200	199,553
Morgan Stanley
2.20%, 12/07/18	50	50,133
2.38%, 07/23/19	300	300,386
3.70%, 10/23/24	200	202,265
4.88%, 11/01/22	200	214,357
5.75%, 10/18/16	250	261,391
Series F
5.55%, 04/27/17	300	317,556
Royal Bank of Canada
1.20%, 01/23/17	250	250,430
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	200	219,322
State Street Corp.
2.55%, 08/18/20	70	70,731
4.96%, 03/15/18	100	106,357
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	250	250,013
Toronto-Dominion Bank (The)
2.38%, 10/19/16	250	253,934
U.S. Bancorp
2.20%, 04/25/19 (Call 03/25/19)	150	151,880
3.00%, 03/15/22 (Call 02/15/22)	100	101,425
UBS AG/Stamford CT
5.88%, 12/20/17	250	270,763
Wells Fargo & Co.
1.25%, 07/20/16	100	100,434
2.15%, 01/15/19[a]	250	251,868
3.00%, 01/22/21	100	101,851
3.30%, 09/09/24	100	99,833
3.68%, 06/15/16[c]	200	203,717
4.48%, 01/16/24	100	105,463

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
Westpac Banking Corp.
2.25%, 07/30/18	$250	$251,723

		15,289,254
BEVERAGES — 1.27%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	200	197,451
2.63%, 01/17/23	125	118,221
Bottling Group LLC
5.13%, 01/15/19	150	165,967
Diageo Capital PLC
1.50%, 05/11/17	150	150,592
PepsiCo Inc.
2.50%, 05/10/16	150	151,545
3.10%, 07/17/22 (Call 05/17/22)	150	153,575

		937,351
BIOTECHNOLOGY — 1.08%
Amgen Inc.
1.25%, 05/22/17	200	199,882
2.20%, 05/22/19 (Call 04/22/19)	100	100,440
Biogen Inc.
2.90%, 09/15/20	30	30,247
Celgene Corp.
2.88%, 08/15/20	200	201,394
Concordia Healthcare Corp.
7.00%, 04/15/23 (Call 04/15/18)[b]	30	26,100
Gilead Sciences Inc.
2.35%, 02/01/20[a]	100	100,611
2.55%, 09/01/20	75	75,618
3.65%, 03/01/26 (Call 12/01/25)	60	60,548

		794,840
BUILDING MATERIALS — 0.43%
Builders FirstSource Inc.
10.75%, 08/15/23 (Call 08/15/18)[b]	40	41,300
Building Materials Corp. of America
5.38%, 11/15/24 (Call 11/15/19)[b]	100	102,875
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 07/15/23 (Call 07/15/18)	15	14,925
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	100	102,250
7.50%, 06/15/21	50	59,250

		320,600

Security	Principal (000s)	Value
CHEMICALS — 1.56%
Ashland Inc.
4.75%, 08/15/22 (Call 05/15/22)[a]	$100	$100,055
CF Industries Inc.
7.13%, 05/01/20	200	232,037
Dow Chemical Co. (The)
4.13%, 11/15/21 (Call 08/15/21)	100	104,757
LyondellBasell Industries NV
5.75%, 04/15/24 (Call 01/15/24)	200	225,752
Monsanto Co.
2.75%, 07/15/21	200	195,660
PolyOne Corp.
5.25%, 03/15/23	100	100,250
RPM International Inc.
6.13%, 10/15/19	100	110,713
TPC Group Inc.
8.75%, 12/15/20 (Call 12/15/16)[b]	100	81,760

		1,150,984
COAL — 0.02%
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[b]	50	13,375

		13,375
COMMERCIAL SERVICES — 2.29%
ADT Corp. (The)
5.25%, 03/15/20	100	106,000
Ahern Rentals Inc.
7.38%, 05/15/23 (Call 05/15/18)[a,b]	40	37,200
Automatic Data Processing Inc.
3.38%, 09/15/25 (Call 06/15/25)	35	35,791
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	150	151,682
Global Cash Access Inc.
10.00%, 01/15/22 (Call 01/15/18)[b]	65	59,150
Live Nation Entertainment Inc.
7.00%, 09/01/20 (Call 09/01/16)[b]	100	106,000
MasterCard Inc.
2.00%, 04/01/19	150	150,799
Moody’s Corp.
2.75%, 07/15/19 (Call 06/15/19)	100	101,665
4.88%, 02/15/24 (Call 11/15/23)	100	105,953
RR Donnelley & Sons Co.
6.00%, 04/01/24	100	91,625
Service Corp. International/U.S.
5.38%, 05/15/24 (Call 05/15/19)	35	37,319

SCHEDULE OF INVESTMENTS	11

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
Synchrony Financial
1.88%, 08/15/17 (Call 07/15/17)[a]	$200	$199,776
3.75%, 08/15/21 (Call 06/15/21)	200	201,835
United Rentals North America Inc.
7.63%, 04/15/22 (Call 04/15/17)	100	108,511
Verisk Analytics Inc.
4.00%, 06/15/25 (Call 03/15/25)	200	197,606

		1,690,912
COMPUTERS — 1.35%
Apple Inc.
2.00%, 05/06/20	145	145,385
2.70%, 05/13/22	100	100,836
3.45%, 05/06/24	100	103,958
Hewlett Packard Enterprise Co.
2.85%, 10/05/18[b]	150	150,290
Hewlett-Packard Co.
4.65%, 12/09/21	200	207,102
International Business Machines Corp.
7.63%, 10/15/18	250	292,041

		999,612
DISTRIBUTION & WHOLESALE — 0.28%
HD Supply Inc.
5.25%, 12/15/21 (Call 12/15/17)[b]	100	105,000
Univar USA Inc.
6.75%, 07/15/23 (Call 07/15/18)[b]	100	99,000

		204,000
DIVERSIFIED FINANCIAL SERVICES — 6.02%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
5.00%, 10/01/21	150	156,750
Aircastle Ltd.
5.13%, 03/15/21	100	105,500
Ally Financial Inc.
5.13%, 09/30/24	150	158,055
5.50%, 02/15/17	100	103,750
American Express Credit Corp.
2.25%, 08/15/19	200	199,865
2.38%, 03/24/17	200	202,720
BP Capital Markets PLC
2.52%, 01/15/20	150	151,811
Capital One Bank USA N.A.
2.25%, 02/13/19 (Call 01/13/19)[a]	250	248,285
Credit Suisse USA Inc.
5.85%, 08/16/16	200	207,750

Security	Principal (000s)	Value
Ford Motor Credit Co. LLC
1.72%, 12/06/17	$250	$247,631
5.00%, 05/15/18	250	265,341
GE Capital International Funding Co.
0.96%, 04/15/16[a]	638	637,874
2.34%, 11/15/20	200	200,697
General Electric Capital Corp.
4.38%, 09/16/20	200	219,338
5.38%, 10/20/16	100	104,520
Intercontinental Exchange Inc.
4.00%, 10/15/23	150	155,151
Nasdaq Inc.
4.25%, 06/01/24 (Call 03/01/24)	100	101,393
National Financial Partners Corp.
9.00%, 07/15/21 (Call 07/15/16)[b]	100	98,000
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	200	246,950
Navient Corp.
5.00%, 10/26/20[a]	200	187,250
OneMain Financial Holdings Inc.
7.25%, 12/15/21 (Call 12/15/17)[b]	50	52,250
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[b]	40	39,700
Springleaf Finance Corp.
5.25%, 12/15/19[a]	100	99,500
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	150	147,690
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	100	99,361

		4,437,132
ELECTRIC — 3.03%
AES Corp./VA
7.38%, 07/01/21 (Call 06/01/21)[a]	200	213,000
Baltimore Gas & Electric Co.
2.80%, 08/15/22 (Call 05/15/22)	100	98,647
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	150	155,112
Dominion Resources Inc./VA
5.20%, 08/15/19[a]	100	109,440
Series A
1.40%, 09/15/17	100	99,470
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	200	202,276
3.55%, 09/15/21 (Call 06/15/21)	200	207,034

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
Dynegy Inc.
7.38%, 11/01/22 (Call 11/01/18)	$150	$150,375
Exelon Corp.
1.55%, 06/09/17	30	29,925
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	250	253,261
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	100	92,000
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	100	96,454
PPL Electric Utilities Corp.
2.50%, 09/01/22 (Call 06/01/22)	100	98,441
Public Service Electric & Gas Co.
2.00%, 08/15/19 (Call 07/15/19)[a]	150	149,899
Southern Co. (The)
2.45%, 09/01/18	150	151,557
Talen Energy Supply LLC
4.63%, 07/15/19 (Call 07/15/16)[b]	100	91,480
6.50%, 06/01/25 (Call 06/01/20)[a,b]	45	39,937

		2,238,308
ELECTRICAL COMPONENTS & EQUIPMENT — 0.15%
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[b]	64	65,280
General Cable Corp.
5.75%, 10/01/22 (Call 10/01/17)	50	43,125

		108,405
ELECTRONICS — 0.53%
Amphenol Corp.
2.55%, 01/30/19 (Call 12/30/18)	100	100,733
Flextronics International Ltd.
4.75%, 06/15/25 (Call 03/15/25)[b]	90	87,750
Thermo Fisher Scientific Inc.
1.30%, 02/01/17	200	199,091

		387,574
ENGINEERING & CONSTRUCTION — 0.14%
AECOM Co.
5.75%, 10/15/22	100	105,019

		105,019
ENTERTAINMENT — 0.60%
GLP Capital LP/GLP Financing II Inc.
4.88%, 11/01/20 (Call 08/01/20)[a]	100	103,000
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)[b]	200	195,000

Security	Principal (000s)	Value
Pinnacle Entertainment Inc.
6.38%, 08/01/21 (Call 08/01/16)	$50	$53,250
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[b]	50	50,250
10.00%, 12/01/22 (Call 12/01/18)	50	44,250

		445,750
ENVIRONMENTAL CONTROL — 0.36%
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	100	99,250
Waste Management Inc.
6.10%, 03/15/18	150	164,577

		263,827
FOOD — 2.62%
Albertson’s Holdings LLC/Safeway Inc.
7.75%, 10/15/22 (Call 10/15/17)[b]	50	53,875
B&G Foods Inc.
4.63%, 06/01/21 (Call 06/01/16)	100	99,625
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	100	95,308
General Mills Inc.
1.40%, 10/20/17	150	149,888
JBS USA LLC/JBS USA Finance Inc.
5.88%, 07/15/24 (Call 07/15/19)[a,b]	100	98,000
JM Smucker Co. (The)
1.75%, 03/15/18	125	125,172
Kraft Foods Group Inc.
2.25%, 06/05/17	100	101,195
Kraft Heinz Foods Co.
2.00%, 07/02/18[b]	250	250,578
3.95%, 07/15/25 (Call 04/15/25)[a,b]	200	204,733
Kroger Co. (The)
2.30%, 01/15/19 (Call 12/15/18)	150	151,272
2.95%, 11/01/21 (Call 10/01/21)	100	99,900
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)[a]	150	150,601
Post Holdings Inc.
7.75%, 03/15/24 (Call 09/15/18)[b]	25	26,625
8.00%, 07/15/25 (Call 07/15/20)[b]	25	27,125
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	90	90,537
3.75%, 10/01/25 (Call 07/01/25)	155	158,008
U.S. Foods Inc.
8.50%, 06/30/19 (Call 11/30/15)	50	52,000

		1,934,442

SCHEDULE OF INVESTMENTS	13

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
FOREST PRODUCTS & PAPER — 0.13%
Clearwater Paper Corp.
5.38%, 02/01/25[b]	$100	$99,000

		99,000
HEALTH CARE — PRODUCTS — 2.47%
Baxter International Inc.
5.38%, 06/01/18	150	163,195
Becton Dickinson and Co.
1.80%, 12/15/17	150	150,628
Boston Scientific Corp.
2.85%, 05/15/20	25	24,981
3.38%, 05/15/22	150	150,040
Crimson Merger Sub Inc.
6.63%, 05/15/22 (Call 05/15/17)[b]	50	43,313
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[b]	50	49,625
Greatbatch Ltd.
9.13%, 11/01/23	45	45,844
Hill-Rom Holdings Inc.
5.75%, 09/01/23 (Call 09/01/18)[b]	85	86,700
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[b]	30	31,313
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/30/15)	100	105,590
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[b]	25	23,969
Medtronic Inc.
1.50%, 03/15/18	100	100,254
3.13%, 03/15/22 (Call 12/15/21)	100	101,809
St. Jude Medical Inc.
2.00%, 09/15/18	35	34,931
3.88%, 09/15/25 (Call 06/15/25)	25	25,308
Stryker Corp.
1.30%, 04/01/18[a]	150	149,147
3.38%, 11/01/25 (Call 08/01/25)	65	65,074
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 11/30/15)	50	47,687
Zimmer Biomet Holdings Inc.
1.45%, 04/01/17	55	54,855
2.00%, 04/01/18	185	184,736
2.70%, 04/01/20 (Call 03/01/20)	180	179,713

		1,818,712

Security	Principal (000s)	Value
HEALTH CARE — SERVICES — 1.53%
Anthem Inc.
2.30%, 07/15/18[a]	$100	$100,547
CHS/Community Health Systems Inc.
6.88%, 02/01/22 (Call 02/01/18)	100	100,750
Fresenius Medical Care U.S. Finance II Inc.
5.63%, 07/31/19[b]	100	108,750
HCA Inc.
3.75%, 03/15/19	100	101,750
5.00%, 03/15/24	150	154,500
Humana Inc.
2.63%, 10/01/19	100	100,506
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	145	143,690
UnitedHealth Group Inc.
2.88%, 03/15/22 (Call 12/15/21)	100	100,411
6.00%, 02/15/18	200	219,266

		1,130,170
HOLDING COMPANIES — DIVERSIFIED — 0.14%
Argos Merger Sub Inc.
7.13%, 03/15/23 (Call 03/15/18)[a,b]	100	105,250

		105,250
HOME BUILDERS — 0.51%
Brookfield Residential Properties Inc.
6.38%, 05/15/25 (Call 05/15/20)[a,b]	100	96,000
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	100	103,750
Shea Homes LP/Shea Homes Funding Corp.
5.88%, 04/01/23 (Call 04/01/18)[a,b]	45	47,081
6.13%, 04/01/25 (Call 04/01/20)[a,b]	25	26,188
TRI Pointe Holdings Inc.
5.88%, 06/15/24	100	100,000

		373,019
HOME FURNISHINGS — 0.18%
Tempur Sealy International Inc.
5.63%, 10/15/23 (Call 10/15/18)[a,b]	30	31,425
Whirlpool Corp.
1.35%, 03/01/17	100	99,752

		131,177
HOUSEHOLD PRODUCTS & WARES — 0.36%
ACCO Brands Corp.
6.75%, 04/30/20 (Call 04/30/17)[a]	100	106,500

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
6.88%, 02/15/21 (Call 02/15/16)	$150	$156,750

		263,250
HOUSEWARES — 0.18%
Newell Rubbermaid Inc.
2.15%, 10/15/18	50	50,028
3.90%, 11/01/25 (Call 08/01/25)	30	29,823
RSI Home Products Inc.
6.50%, 03/15/23 (Call 03/15/18)[b]	50	51,625

		131,476
INSURANCE — 2.73%
ACE INA Holdings Inc.
3.35%, 05/15/24	200	201,457
Aflac Inc.
2.40%, 03/16/20	300	301,384
Allstate Corp. (The)
5.75%, 08/15/53 (Call 08/15/23)[d]	25	25,625
American International Group Inc.
5.85%, 01/16/18	250	272,042
Berkshire Hathaway Finance Corp.
2.90%, 10/15/20	100	103,420
4.25%, 01/15/21[a]	150	163,743
CNO Financial Group Inc.
4.50%, 05/30/20	25	26,000
First American Financial Corp.
4.60%, 11/15/24[a]	50	50,733
Genworth Holdings Inc.
7.63%, 09/24/21	100	93,281
HUB International Ltd.
7.88%, 10/01/21 (Call 10/01/16)[b]	100	99,750
Markel Corp.
3.63%, 03/30/23	50	49,753
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	150	150,441
Prudential Financial Inc.
2.35%, 08/15/19	100	100,221
6.10%, 06/15/17	100	107,111
Radian Group Inc.
5.25%, 06/15/20	100	99,875
XLIT Ltd.
5.75%, 10/01/21	150	169,703

		2,014,539

Security	Principal (000s)	Value
INTERNET — 2.26%
Alibaba Group Holding Ltd.
1.63%, 11/28/17[b]	$200	$198,127
3.60%, 11/28/24 (Call 08/28/24)[b]	200	193,195
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)	150	153,113
3.80%, 12/05/24 (Call 09/05/24)[a]	100	103,797
Baidu Inc.
2.75%, 06/09/19	250	248,320
eBay Inc.
1.35%, 07/15/17	100	99,349
2.20%, 08/01/19 (Call 07/01/19)	100	98,796
3.45%, 08/01/24 (Call 05/01/24)	75	71,328
Expedia Inc.
4.50%, 08/15/24 (Call 05/15/24)	100	99,696
Netflix Inc.
5.50%, 02/15/22[b]	100	105,500
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	100	100,180
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)[b]	145	147,828
6.38%, 05/15/25 (Call 05/15/20)[a,b]	50	50,625

		1,669,854
IRON & STEEL — 0.73%
AK Steel Corp.
7.63%, 05/15/20 (Call 11/30/15)[a]	100	52,000
Allegheny Technologies Inc.
7.38%, 08/15/23 (Call 05/15/23)	50	42,500
ArcelorMittal
10.60%, 06/01/19	150	165,750
Steel Dynamics Inc.
5.50%, 10/01/24 (Call 10/01/19)	100	98,750
U.S. Steel Corp.
7.38%, 04/01/20[a]	100	74,500
Vale Overseas Ltd.
6.25%, 01/23/17	100	102,250

		535,750
LODGING — 0.27%
MGM Resorts International
6.00%, 03/15/23[a]	100	101,500
Wyndham Worldwide Corp.
3.90%, 03/01/23 (Call 12/01/22)	100	96,577

		198,077

SCHEDULE OF INVESTMENTS	15

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
MACHINERY — 0.89%
Case New Holland Industrial Inc.
7.88%, 12/01/17	$50	$54,063
Caterpillar Financial Services Corp.
2.00%, 03/05/20	150	148,957
2.10%, 06/09/19	200	200,703
John Deere Capital Corp.
1.95%, 03/04/19	200	200,461
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[a]	50	54,562

		658,746
MANUFACTURING — 0.85%
Bombardier Inc.
6.00%, 10/15/22 (Call 04/15/17)[a,b]	100	77,000
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	300	336,507
Textron Inc.
3.65%, 03/01/21	100	101,508
Tyco Electronics Group SA
6.55%, 10/01/17	100	109,268

		624,283
MEDIA — 3.42%
Cable One Inc.
5.75%, 06/15/22 (Call 06/15/18)[b]	100	102,500
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)	100	100,250
CCO Safari II LLC
3.58%, 07/23/20 (Call 06/23/20)[b]	145	145,681
4.91%, 07/23/25 (Call 04/23/25)[a,b]	235	239,211
Comcast Cable Communications LLC
8.88%, 05/01/17	250	278,087
CSC Holdings LLC
5.25%, 06/01/24	300	263,847
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.88%, 10/01/19	300	335,545
DISH DBS Corp.
5.88%, 11/15/24	100	95,650
7.88%, 09/01/19	100	109,729
Numericable-SFR SAS
6.00%, 05/15/22 (Call 05/15/17)[b]	200	200,500
Sirius XM Radio Inc.
5.38%, 04/15/25 (Call 04/15/20)[b]	100	102,375

Security	Principal (000s)	Value
Starz LLC/Starz Finance Corp.
5.00%, 09/15/19 (Call 11/30/15)	$100	$102,262
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	150	152,113
Time Warner Inc.
2.10%, 06/01/19	150	149,391
Univision Communications Inc.
5.13%, 02/15/25 (Call 02/15/20)[b]	50	49,125
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 11/30/15)	100	99,875

		2,526,141
MINING — 1.10%
Alcoa Inc.
5.13%, 10/01/24 (Call 07/01/24)	100	99,125
Aleris International Inc.
7.88%, 11/01/20 (Call 11/30/15)	42	39,480
BHP Billiton Finance USA Ltd.
2.05%, 09/30/18	250	250,771
FMG Resources August 2006 Pty Ltd.
8.25%, 11/01/19 (Call 11/30/15)[a,b]	50	42,500
Freeport-McMoRan Inc.
4.55%, 11/14/24 (Call 08/14/24)[a]	100	79,500
Newmont Mining Corp.
5.13%, 10/01/19	50	53,197
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	250	248,834

		813,407
MUNICIPAL DEBT SECURITIES — 0.13%
Global Partners LP/GLP Finance Corp.
7.00%, 06/15/23[a]	100	94,000

		94,000
OIL & GAS — 2.75%
BP Capital Markets PLC
1.85%, 05/05/17[a]	200	201,663
California Resources Corp.
6.00%, 11/15/24 (Call 08/15/24)	50	34,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.75%, 04/15/23 (Call 04/15/18)[a,b]	50	47,500
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/15/17)	50	31,000
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	150	149,025

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
ConocoPhillips
5.75%, 02/01/19	$150	$167,769
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)	100	82,000
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	150	150,267
Marathon Petroleum Corp.
5.13%, 03/01/21	150	163,524
MEG Energy Corp.
7.00%, 03/31/24 (Call 09/30/18)[b]	100	86,500
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)	25	23,750
Occidental Petroleum Corp.
3.50%, 06/15/25 (Call 03/15/25)	60	60,712
Parsley Energy LLC/Parsley Finance Corp.
7.50%, 02/15/22 (Call 02/15/17)[b]	35	35,262
Shell International Finance BV
2.13%, 05/11/20	40	39,926
4.30%, 09/22/19	250	271,243
Total Capital SA
2.13%, 08/10/18	250	253,816
Transocean Inc.
4.30%, 10/15/22 (Call 07/15/22)	50	32,681
Valero Energy Corp.
3.65%, 03/15/25	85	82,036
Whiting Petroleum Corp.
6.25%, 04/01/23 (Call 01/01/23)[a]	50	46,500
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	40	33,200
7.50%, 08/01/20 (Call 07/01/20)	35	32,725

		2,025,099
PACKAGING & CONTAINERS — 0.25%
Ball Corp.
4.00%, 11/15/23	50	48,750
Berry Plastics Corp.
5.50%, 05/15/22 (Call 05/15/17)	100	103,000
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 08/15/16)[b]	30	29,850

		181,600
PHARMACEUTICALS — 3.80%
Abbott Laboratories
2.00%, 03/15/20	175	174,139
2.55%, 03/15/22	90	89,787

Security	Principal (000s)	Value
AbbVie Inc.
1.75%, 11/06/17	$150	$150,330
1.80%, 05/14/18	50	49,888
2.50%, 05/14/20 (Call 04/14/20)	30	29,609
Actavis Funding SCS
2.35%, 03/12/18	250	250,911
3.00%, 03/12/20 (Call 02/12/20)[a]	185	185,603
3.45%, 03/15/22 (Call 01/15/22)	65	64,666
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	100	96,461
3.50%, 11/15/21 (Call 08/15/21)	100	102,276
4.88%, 11/15/19[a]	100	108,996
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)[b]	45	44,915
Cardinal Health Inc.
1.95%, 06/15/18	75	75,113
Express Scripts Holding Co.
2.65%, 02/15/17	200	202,824
JLL/Delta Dutch Pledgeco BV
8.75% (9.50% PIK), 05/01/20 (Call 05/01/16)[b,e]	50	51,063
McKesson Corp.
1.40%, 03/15/18	150	148,060
Mead Johnson Nutrition Co.
3.00%, 11/15/20	55	55,333
Novartis Capital Corp.
3.40%, 05/06/24	150	156,180
Novartis Securities Investment Ltd.
5.13%, 02/10/19	150	165,949
Pfizer Inc.
3.40%, 05/15/24	100	101,322
6.20%, 03/15/19	250	283,909
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	46	45,955
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[b]	50	43,500
6.13%, 04/15/25 (Call 04/15/20)[b]	45	37,856
6.38%, 10/15/20 (Call 10/15/16)[b]	100	89,500

		2,804,145
PIPELINES — 1.39%
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	50	45,816
Energy Transfer Partners LP
4.05%, 03/15/25 (Call 12/15/24)	75	65,750

SCHEDULE OF INVESTMENTS	17

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
4.15%, 10/01/20 (Call 08/01/20)	$100	$99,917
9.00%, 04/15/19	100	116,623
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	250	242,797
Magellan Midstream Partners LP
3.20%, 03/15/25 (Call 12/15/24)	150	137,688
NuStar Logistics LP
4.80%, 09/01/20	100	97,000
PBF Logistics LP/PBF Logistics Finance Corp.
6.88%, 05/15/23 (Call 05/15/18)[b]	35	32,550
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	100	97,135
Williams Partners LP
4.30%, 03/04/24 (Call 12/04/23)	100	88,954

		1,024,230
REAL ESTATE INVESTMENT TRUSTS — 2.98%
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)	100	99,282
3.40%, 02/15/19	100	101,970
3.50%, 01/31/23	100	96,136
5.90%, 11/01/21	100	112,495
ARC Properties Operating Partnership LP
2.00%, 02/06/17	50	49,285
Boston Properties LP
5.88%, 10/15/19 (Call 07/17/19)	100	111,938
Communications Sales & Leasing Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[b]	45	43,762
Crown Castle International Corp.
4.88%, 04/15/22	100	105,875
Digital Delta Holdings LLC
3.40%, 10/01/20 (Call 09/01/20)[a,b]	200	199,838
DuPont Fabros Technology LP
5.63%, 06/15/23 (Call 06/15/18)[a]	30	30,825
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)	100	97,473
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	200	206,501
Host Hotels & Resorts LP
6.00%, 11/01/20 (Call 11/13/15)	150	154,500
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	150	151,008
2.50%, 09/01/20 (Call 06/01/20)	100	100,568
4.38%, 03/01/21 (Call 12/01/20)	150	162,838

Security	Principal (000s)	Value
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	$200	$209,190
Welltower Inc.
5.25%, 01/15/22 (Call 10/15/21)	150	163,399

		2,196,883
RETAIL — 3.78%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 10/01/17)[b]	100	101,500
6.00%, 04/01/22 (Call 10/01/17)[b]	50	52,313
Advance Auto Parts Inc.
5.75%, 05/01/20	200	221,940
AmeriGas Finance LLC/AmeriGas Finance Corp.
7.00%, 05/20/22 (Call 05/20/17)	100	105,500
AutoZone Inc.
1.30%, 01/13/17	100	99,978
2.50%, 04/15/21 (Call 03/15/21)	130	127,275
2.88%, 01/15/23 (Call 10/15/22)	150	145,923
CVS Health Corp.
4.13%, 05/15/21 (Call 02/15/21)	200	214,287
Ferrellgas LP/Ferrellgas Finance Corp.
6.75%, 06/15/23 (Call 06/15/19)[b]	35	32,288
Home Depot Inc. (The)
3.35%, 09/15/25 (Call 06/15/25)	35	35,895
L Brands Inc.
6.63%, 04/01/21	150	169,875
McDonald’s Corp.
3.38%, 05/26/25 (Call 02/26/25)[a]	100	98,577
3.63%, 05/20/21[a]	250	260,297
Men’s Wearhouse Inc. (The)
7.00%, 07/01/22 (Call 07/01/17)	100	104,000
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a,b]	100	105,500
Party City Holdings Inc.
6.13%, 08/15/23 (Call 08/15/18)[a,b]	45	46,350
QVC Inc.
3.13%, 04/01/19	250	247,650
Rite Aid Corp.
6.75%, 06/15/21 (Call 06/15/16)	100	107,375
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	100	97,000
Target Corp.
6.00%, 01/15/18	100	110,252

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
Wal-Mart Stores Inc.
3.63%, 07/08/20[a]	$100	$107,705
Walgreens Boots Alliance Inc.
3.80%, 11/18/24 (Call 08/18/24)	200	196,963

		2,788,443
SEMICONDUCTORS — 1.21%
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	50	50,355
3.90%, 10/01/25 (Call 07/01/25)	65	64,831
Broadcom Corp.
2.50%, 08/15/22 (Call 05/15/22)	300	294,985
Freescale Semiconductor Inc.
6.00%, 01/15/22 (Call 11/15/16)[b]	100	106,500
Intel Corp.
2.45%, 07/29/20	60	60,920
QUALCOMM Inc.
1.40%, 05/18/18	85	84,534
3.00%, 05/20/22	85	83,555
3.45%, 05/20/25 (Call 02/20/25)	100	95,273
Sensata Technologies BV
5.63%, 11/01/24[b]	50	50,875

		891,828
SOFTWARE — 1.37%
Autodesk Inc.
3.13%, 06/15/20 (Call 05/15/20)	30	30,059
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 07/15/16)[b]	50	38,688
Fidelity National Information Services Inc.
2.00%, 04/15/18	200	197,442
5.00%, 10/15/25 (Call 07/15/25)	100	102,152
First Data Corp.
6.75%, 11/01/20 (Call 11/30/15)[b]	100	105,375
7.00%, 12/01/23	80	81,400
11.75%, 08/15/21 (Call 05/15/16)	100	114,000
Infor U.S. Inc.
6.50%, 05/15/22 (Call 05/15/18)[b]	90	85,275
Oracle Corp.
2.25%, 10/08/19	250	253,128

		1,007,519
TELECOMMUNICATIONS — 7.73%
Altice Luxembourg SA
7.75%, 05/15/22 (Call 05/15/17)[b]	200	192,500
America Movil SAB de CV
2.38%, 09/08/16	200	201,773

Security	Principal (000s)	Value
AT&T Inc.
1.70%, 06/01/17	$350	$351,701
3.00%, 06/30/22 (Call 04/30/22)	50	49,047
3.40%, 05/15/25 (Call 02/15/25)	200	193,156
3.90%, 03/11/24 (Call 12/11/23)	150	152,807
5.80%, 02/15/19	100	111,128
Avaya Inc.
7.00%, 04/01/19 (Call 11/30/15)[b]	100	81,250
British Telecommunications PLC
1.63%, 06/28/16	200	200,790
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	100	99,342
CenturyLink Inc.
6.45%, 06/15/21	150	151,125
Cisco Systems Inc.
2.45%, 06/15/20	100	101,674
4.95%, 02/15/19	200	220,577
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[b]	30	30,450
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)	100	86,410
8.50%, 04/15/20	100	103,000
Harris Corp.
2.00%, 04/27/18	45	44,588
Intelsat Jackson Holdings SA
7.25%, 10/15/20 (Call 11/30/15)	100	91,250
Intelsat Luxembourg SA
7.75%, 06/01/21 (Call 06/01/17)	100	59,000
Juniper Networks Inc.
3.30%, 06/15/20 (Call 05/15/20)	30	30,103
4.35%, 06/15/25 (Call 03/15/25)	150	148,812
Motorola Solutions Inc.
3.50%, 03/01/23	150	135,278
Orange SA
2.75%, 09/14/16	150	152,276
Plantronics Inc.
5.50%, 05/31/23 (Call 05/15/18)[b]	50	50,875
Qwest Corp.
6.75%, 12/01/21	100	107,500
Sprint Communications Inc.
9.00%, 11/15/18[b]	100	109,937
Sprint Corp.
7.88%, 09/15/23	250	231,250

SCHEDULE OF INVESTMENTS	19

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Security	Principal (000s)	Value
T-Mobile USA Inc.
6.63%, 04/01/23 (Call 04/01/18)	$150	$153,234
6.73%, 04/28/22 (Call 04/28/17)[a]	100	103,250
UPCB Finance IV Ltd.
5.38%, 01/15/25 (Call 01/15/20)[b]	200	200,250
Verizon Communications Inc.
1.35%, 06/09/17	250	250,045
3.50%, 11/01/21	200	204,699
5.15%, 09/15/23	250	278,678
6.35%, 04/01/19	350	398,561
Vodafone Group PLC
1.63%, 03/20/17	150	150,074
2.95%, 02/19/23[a]	100	95,228
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[a,b]	100	95,250
Wind Acquisition Finance SA
7.38%, 04/23/21 (Call 04/23/17)[b]	200	201,500
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)	100	79,250

		5,697,618
TRANSPORTATION — 0.84%
Burlington Northern Santa Fe LLC
3.45%, 09/15/21 (Call 06/15/21)	250	258,160
FedEx Corp.
2.30%, 02/01/20	200	201,467
OPE KAG Finance Sub Inc.
7.88%, 07/31/23 (Call 07/31/18)[b]	35	36,400
United Parcel Service Inc.
5.13%, 04/01/19	100	111,362
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[b]	15	13,387

		620,776

TOTAL CORPORATE BONDS & NOTES
(Cost: $69,115,351)		67,978,262

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 37.95%

MORTGAGE-BACKED SECURITIES — 37.41%
Federal Home Loan Mortgage Corp.
2.50%, 11/01/30[f]	600	610,500
3.00%, 11/01/30[f]	600	623,625
3.00%, 11/01/30[f]	100	100,781
3.00%, 11/01/45	980	988,582
3.50%, 11/01/30[f]	300	316,172
3.50%, 11/01/45[f]	1,900	1,972,734

Security	Principal (000s)	Value
Federal Home Loan Mortgage Corp.
4.00%, 11/01/45[f]	$1,650	$1,752,609
4.50%, 11/01/45[f]	500	540,703
Federal National Mortgage Association
2.50%, 11/01/30	471	479,959
2.50%, 11/01/30[f]	450	458,086
2.50%, 11/01/45[f]	100	97,563
3.00%, 11/01/30[f]	1,100	1,144,344
3.00%, 11/01/45	1,764	1,784,611
3.00%, 11/01/45[f]	250	252,695
3.50%, 11/01/30[f]	600	633,469
3.50%, 11/01/45[f]	2,840	2,955,819
4.00%, 11/01/30[f]	500	522,188
4.00%, 11/01/45[f]	1,900	2,022,312
4.50%, 11/01/45[f]	1,200	1,300,125
5.00%, 11/01/45[f]	1,200	1,322,625
5.50%, 11/01/45[f]	1,450	1,620,148
Government National Mortgage Association
3.00%, 11/01/45[f]	1,450	1,480,414
3.50%, 11/01/45[f]	2,100	2,200,250
4.00%, 11/01/45[f]	1,350	1,436,719
4.50%, 11/01/45[f]	900	969,437

		27,586,470

U.S. GOVERNMENT OBLIGATIONS — 0.54%
U.S. Treasury Note/Bond
0.63%, 09/30/17[a]	400	399,140

		399,140

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $28,043,879)		27,985,610

SHORT-TERM INVESTMENTS — 13.38%

MONEY MARKET FUNDS — 13.38%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[g,h,i]	7,680	7,680,387
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[g,h,i]	673	672,827
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[g,h]	1,513	1,513,470

		9,866,684

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,866,684)		9,866,684

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 143.50%
(Cost: $107,025,914)	$105,830,556
Other Assets, Less Liabilities — (43.50)%	(32,080,210)

NET ASSETS — 100.00%	$73,750,346

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	Variable rate security. Rate shown is as of report date.
[e]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[f]	To-be-announced (TBA). See Note 1.
[g]	Affiliated issuer. See Note 2.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of October 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	(22)	Dec. 2015	Chicago Board of Trade	$(2,635,016)	$10,088
10-Year U.S. Treasury Note	10	Dec. 2015	Chicago Board of Trade	1,276,875	(6,481)
Ultra Long U.S. Treasury Bond	(28)	Dec. 2015	Chicago Board of Trade	(4,473,000)	10,733

	Net unrealized appreciation				$14,340

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statement of Assets and Liabilities

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

October 31, 2015

ASSETS
Investments, at cost:
Unaffiliated	$97,159,230
Affiliated (Note 2)	9,866,684

Total cost of investments	$107,025,914

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$95,963,872
Affiliated (Note 2)	9,866,684

Total fair value of investments	105,830,556
Cash pledged to broker	134,980
Receivables:
Investment securities sold	668,447
Interest	728,674
Futures variation margin	76,483
Tax reclaims	158

Total Assets	107,439,298

LIABILITIES
Payables:
Investment securities purchased	25,215,704
Collateral for securities on loan (Note 1)	8,353,214
Futures variation margin	28,686
Due to custodian	75,728
Investment advisory fees (Note 2)	15,620

Total Liabilities	33,688,952

NET ASSETS	$73,750,346

Net assets consist of:
Paid-in capital	$74,886,750
Undistributed net investment income	14,894
Undistributed net realized gain	29,720
Net unrealized depreciation	(1,181,018)

NET ASSETS	$73,750,346

Shares outstanding[b]	750,000

Net asset value per share	$98.33

[a]	Securities on loan with a value of $8,095,154. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

Period ended October 31, 2015a

NET INVESTMENT INCOME
Interest — unaffiliated	$1,417,870
Interest — affiliated (Note 2)	964
Securities lending income — affiliated — net (Note 2)	8,626

Total investment income	1,427,460

EXPENSES
Investment advisory fees (Note 2)	129,274

Total expenses	129,274
Less investment advisory fees waived (Note 2)	(4,540)

Net expenses	124,734

Net investment income	1,302,726

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(97,968)
Futures contracts	127,688

Net realized gain	29,720

Net change in unrealized appreciation/depreciation on:
Investments	(1,195,358)
Futures contracts	14,340

Net change in unrealized appreciation/depreciation	(1,181,018)

Net realized and unrealized loss	(1,151,298)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$151,428

[a]	For the period from February 24, 2015 (commencement of operations) to October 31, 2015.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Changes in Net Assets

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

Period from Feb. 24, 2015[a] to Oct. 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,302,726
Net realized gain	29,720
Net change in unrealized appreciation/depreciation	(1,181,018)

Net increase in net assets resulting from operations	151,428

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,287,832)

Total distributions to shareholders	(1,287,832)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	74,886,750

Net increase in net assets from capital share transactions	74,886,750

INCREASE IN NET ASSETS	73,750,346

NET ASSETS
Beginning of period	—

End of period	$73,750,346

Undistributed net investment income included in net assets at end of period	$14,894

SHARES ISSUED
Shares sold	750,000

Net increase in shares outstanding	750,000

[a]	Commencement of operations.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

(For a share outstanding throughout the period)

Period from Feb. 24, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$99.60

Income from investment operations:
Net investment income[b]	1.74
Net realized and unrealized loss[c]	(1.29)

Total from investment operations	0.45

Less distributions from:
Net investment income	(1.72)

Total distributions	(1.72)

Net asset value, end of period	$98.33

Total return	0.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$73,750
Ratio of expenses to average net assets[e]	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.26%
Ratio of net investment income to average net assets[e]	2.58%
Portfolio turnover rate[f,g]	362%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rate includes to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Notes to Financial Statements

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
U.S. Fixed Income Balanced Risk[a]	Non-diversified

[a]	The fund commenced operations on February 24, 2015.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 – Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2015. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds & Notes	$—	$67,978,262	$—	$67,978,262
U.S. Government & Agency Obligations	—	27,985,610	—	27,985,610
Money Market Funds	9,866,684	—	—	9,866,684

Total	$9,866,684	$95,963,872	$—	$105,830,556

Derivative Financial Instruments[a]
Assets:
Futures Contracts	$20,821	$—	$—	$20,821
Liabilities:
Futures Contracts	(6,481)	—	—	(6,481)

Total	$14,340	$—	$—	$14,340

[a]	Shown at the unrealized appreciation (depreciation) on contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

WHEN-ISSUED/TBA TRANSACTIONS

The Fund may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Fund has entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for TBA collateral.” Securities pledged as collateral by the Fund, if any, are noted in the schedule of investments.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
BNP Paribas Prime Brokerage Inc.	$13,133	$13,133	$—
Citigroup Global Markets Inc.	317,475	317,475	—
Credit Suisse Securities (USA) LLC	789,915	789,915	—
Deutsche Bank Securities Inc.	233,530	233,530	—
Jefferies LLC	1,154,858	1,154,858	—
JPMorgan Clearing Corp.	1,731,818	1,731,818	—
JPMorgan Securities LLC	645,790	645,790	—
Merrill Lynch, Pierce, Fenner & Smith	1,876,154	1,876,154	—
Wells Fargo Securities LLC	1,332,481	1,332,481	—

	$8,095,154	$8,095,154	$—

[a]

Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Effective March 26, 2015, for its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.25% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates, if any.

Prior to March 26, 2015, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.30%. BFA had contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2016 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any. In addition, BFA had contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2016 in an amount equal to 0.05% of average daily net assets. This additional contractual waiver was terminated effective March 26, 2015.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the period ended October 31, 2015, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $3,539.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2015 were as follows:

U.S. Government Obligations		Other Securities
Purchases	Sales	Purchases	Sales
$359,630,052	$331,847,263	$81,100,571	$11,173,393

There were no in-kind transactions for the period ended October 31, 2015.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

5.	FUTURES CONTRACTS

The Fund may purchase or sell futures contracts as part of its investment strategy. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Fund as of October 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Interest rate contracts:
Variation margin/Net assets consist of – net unrealized appreciation[a]	$20,821

[a]

Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported seperately within the statement of assets and liabilities.

Liabilities
Interest rate contracts:
Variation margin/Net assets consist of – net unrealized appreciation[b]	$6,481

[b]

Represents cumulative depreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported seperately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Fund during the period ended October 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Interest rate contracts:
Futures contracts	$127,688	$14,340

The following table shows the average quarter-end balances of open futures contracts for the Fund for the period ended October 31, 2015:

Average value of contracts purchased	$680,500
Average value of contracts sold	(7,858,534)

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its investment in fixed income and financial derivative instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

The tax character of distributions paid during the period ended October 31, 2015 was as follows:

2015
Ordinary income	$1,287,832

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses) [a]	Total
$ 14,894	$44,096	$(1,195,394)	$(1,136,404)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of October 31, 2015, the cost of investments for federal income tax purposes was $107,025,949. Net unrealized depreciation was $1,195,393, of which $140,354 represented gross unrealized appreciation on securities and $1,335,747 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares U.S. Fixed Income Balanced Risk ETF (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for the period February 24, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

Tax Information (Unaudited)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

The Fund hereby designates $6,168 as the amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2015. The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$1.512765	$—	$0.204344	$1.717109	88%	—%	12%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund, which commenced operations on February 24, 2015. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	37

Supplemental Information  (Unaudited) (Continued)

iSHARES® U.S. FIXED INCOME BALANCED RISK ETF

Period Covered: February 24, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1%	3	1.96%
Greater than 0.5% and Less than 1.0%	5	3.27
Between 0.5% and –0.5%	143	93.46
Less than –0.5%	2	1.31

	153	100.00%

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2011).

President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).

Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Trustee of iShares Trust (since 2009); Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013)		Trustee of iShares Trust (since 2013); Director of iShares, Inc. (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information  (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert H. Silver (60)	Trustee (since 2011); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares, Inc. (since 2007); Independent Chairman of iShares, Inc. and iShares Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Director of iShares, Inc. (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2011); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).

Trustee of iShares Trust (since 2005);

Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005).

John E. Martinez (54)	Trustee (since 2011); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares, Inc. (since 2003).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares, Inc. (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	43

Notes:

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	45

Notes:

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1013-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares U.S. ETF Trust

➢	iShares Commodities Select Strategy ETF | COMT | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® COMMODITIES SELECT STRATEGY ETF

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets delivered a flat return for the 12 months ended October 31, 2015 (the “reporting period”), as market volatility late in the reporting period nullified the equity market’s prior gains. The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -0.03% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 12%, 7%, 3%, and 19% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 4.90% in local currency terms for the reporting period.

In commodities markets, energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Global energy stocks faced a growing supply-and-demand imbalance in the oil and gas markets, which meant weaker earnings and lower stock prices. Excess supply materialized because of a boom in U.S. shale oil and gas production, driving U.S. oil production to its highest level in more than 40 years. Meanwhile, the Organization of Petroleum Exporting Countries (“OPEC”) chose to maintain its existing production levels. On the demand side, slowing growth in China, the world’s largest consumer of commodities, and other emerging economies led to reduced global demand for energy. Similarly, industrial and precious metals generally declined due to weakening demand. The commodities downturn slowed economic growth in several commodity-producing countries, including Canada, Australia, Brazil, and Russia.

Lower commodities prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid aggregate demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined in the final months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate increase by the Fed. Nevertheless, global stocks generally stabilized in October 2015, as commodities prices rebounded and Fed policy remained unchanged.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® COMMODITIES SELECT STRATEGY ETF

Performance as of October 31, 2015

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(33.88)%	(31.83)%	(33.88)%	(33.04)%
Fund Market	(34.04)%	(31.87)%	(34.04)%	(33.08)%
S&P GSCI Commodity Total Return Index	(37.89)%	(36.01)%	(37.89)%	(37.19)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/14. The first day of secondary market trading was 10/16/14.

The S&P GSCITM Commodity Total Return Index is an unmanaged index that measures the performance of general commodity price movements and inflation in the world economy.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$805.20	$2.18	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The iShares Commodities Select Strategy ETF (the “Fund”) seeks total return by providing investors with broad commodity exposure. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -33.88%, net of fees.

The Fund declined sharply for the reporting period, reflecting the broad decline in commodity prices and the commodity-oriented segments of the global equity markets. The Fund maintained its broad commodities exposure by investing approximately 70% in commodity-linked futures contracts and 30% in commodity-related stocks during the reporting period.

For the reporting period, the futures portion of the Fund fell sharply, detracting the most from performance. The equity portion of the Fund also declined, largely due to weak performance in energy stocks.

The prices of many commodities fell substantially during the reporting period amid weaker demand resulting from decelerating global economic growth. In particular, slower economic activity in China, one of the world’s leading consumers of commodities, contributed to the decrease in demand for commodities.

Stocks and futures in the energy sector, which comprised about half of the Fund, were the largest detractors during the reporting period. A combination of growing supply, primarily from increased production in the U.S., and declining global demand put downward pressure on energy prices. For the reporting period, the price of oil fell by approximately 42%, while natural gas prices declined by approximately 48%.

Agricultural futures and agriculture-related stocks comprised approximately 14% of the Fund at the end of the reporting period. Decelerating global growth crimped demand for agricultural products, while favorable weather and improved crop yields resulted in higher agricultural product inventories. As a result, many agricultural commodity prices, from wheat to cotton to soybeans, fell during the reporting period.

Metals futures and metals and mining stocks also detracted from Fund performance during the reporting period. Reduced demand for metals, especially from China, weighed on metals prices during the reporting period. Copper, nickel, aluminum, lead, and iron ore were among the metals that experienced the most significant price declines for the reporting period.

ALLOCATION BY SECTOR

As of 10/31/15

Sector/Investment Type	% of Net Assets

Base Metal Equities	14.37%
Energy Equities	9.83
Timber Equities	2.06
Precious Metals Equities	2.06
Agriculture Equities	2.04
Short-term Investments	64.79
Cash	5.22
Other Assets, Less Liabilities	(0.37)

TOTAL	100.00%

COMMODITY-LINKED FUTURES

As of 10/31/15

Sector Exposure [1]	% of Net Assets

Energy Futures	40.22%
Agriculture Futures	12.45
Livestock Futures	9.19
Base Metals Futures	4.65
Precious Metals Futures	0.87

TOTAL	67.38%

[1]	Exposures are calculated as the notional value of the futures contracts adjusted for net unrealized appreciation (depreciation) as a percentage of net assets.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2015

Security	Shares	Value
COMMON STOCKS — 30.32%

AGRICULTURAL & FARM MACHINERY — 0.35%
AGCO Corp.	1,921	$92,957
CNH Industrial NV	25,464	172,901
Deere & Co.	7,958	620,724

		886,582
AGRICULTURAL PRODUCTS — 0.33%
Archer-Daniels-Midland Co.	12,774	583,261
Bunge Ltd.	3,030	221,069
Fresh Del Monte Produce Inc.	707	32,260

		836,590
ALUMINUM — 1.02%
Alcoa Inc.	256,256	2,288,366
Aluminum Corp. of China Ltd.[a,b]	30,735	246,802
Constellium NVb	16,676	62,869

		2,598,037
COAL & CONSUMABLE FUELS — 0.05%
Cameco Corp.	6,123	86,763
CONSOL Energy Inc.	3,543	23,596
Yanzhou Coal Mining Co. Ltd.	2,757	13,206

		123,565
DIVERSIFIED METALS & MINING — 13.35%
BHP Billiton Ltd. ADR	352,180	11,583,200
BHP Billiton PLC	231,777	7,474,808
Freeport-McMoRan Inc.	249,506	2,936,685
HudBay Minerals Inc.	51,403	267,810
Nevsun Resources Ltd.	43,972	131,916
Rio Tinto PLC ADR	272,174	9,937,073
Teck Resources Ltd. Class B	101,886	598,071
Turquoise Hill Resources Ltd.[b]	216,120	587,846
Vedanta Ltd. ADR	60,019	358,914

		33,876,323
FERTILIZERS & AGRICULTURAL CHEMICALS — 1.36%
Agrium Inc.[a]	3,728	346,965
CF Industries Holdings Inc.	6,084	308,885
Israel Chemicals Ltd.[b]	13,315	73,765
Monsanto Co.	12,190	1,136,352
Mosaic Co. (The)	8,802	297,419
Potash Corp. of Saskatchewan Inc.	21,706	439,112
Sociedad Quimica y Minera de Chile SA ADR	2,420	46,900
Syngenta AG ADR	12,108	814,747

		3,464,145

Security	Shares	Value
FOREST PRODUCTS — 0.02%
Deltic Timber Corp.	766	$47,461

		47,461
GOLD — 1.81%
Agnico Eagle Mines Ltd.	14,178	401,096
Alamos Gold Inc. Class Ab	16,747	64,308
AngloGold Ashanti Ltd.[b]	26,358	222,462
B2Gold Corp.[a,b]	60,724	64,975
Barrick Gold Corp.	76,021	584,601
Cia. de Minas Buenaventura SA ADR	12,105	77,593
Eldorado Gold Corp.	46,970	164,395
Franco-Nevada Corp.	10,237	518,914
Gold Fields Ltd.	45,455	115,001
Goldcorp Inc.	54,192	694,741
Harmony Gold Mining Co. Ltd.[b]	24,283	16,423
IAMGOLD Corp.[b]	25,655	46,179
Kinross Gold Corp.[b]	75,135	151,021
New Gold Inc.[b]	33,370	81,756
Newmont Mining Corp.	34,533	672,012
NovaGold Resources Inc.[a,b]	15,209	55,057
Pretium Resources Inc.[a,b]	6,942	41,583
Primero Mining Corp.[a,b]	10,649	24,386
Randgold Resources Ltd. ADR	5,991	400,618
Sibanye Gold Ltd.	10,628	69,401
Yamana Gold Inc.	62,043	135,874

		4,602,396
INTEGRATED OIL & GAS — 5.33%
BP PLC ADR	35,517	1,267,957
Cenovus Energy Inc.	9,778	145,790
Chevron Corp.	22,019	2,001,087
China Petroleum & Chemical Corp.	2,991	215,591
Ecopetrol SA ADR	2,846	26,525
Eni SpA	15,717	512,374
Exxon Mobil Corp.	48,788	4,036,719
Imperial Oil Ltd.	2,984	99,218
InterOil Corp.[b]	471	18,020
Occidental Petroleum Corp.	8,930	665,642
Petrobras Argentina SA ADR	797	5,005
PetroChina Co. Ltd.	2,476	194,688
Petroleo Brasileiro SA ADR[b]	17,468	85,244
Royal Dutch Shell PLC Class A ADR	23,013	1,207,262
Royal Dutch Shell PLC Class B ADR	14,337	755,417

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2015

Security	Shares	Value
Sasol Ltd.	5,957	$191,577
Statoil ASA	12,358	199,705
Suncor Energy Inc.	16,892	502,199
Total SA ADR	28,263	1,363,125
YPF SA ADR	2,224	47,505

		13,540,650
OIL & GAS DRILLING — 0.16%
Diamond Offshore Drilling Inc.	884	17,574
Ensco PLC Class A	3,231	53,732
Helmerich & Payne Inc.	1,477	83,111
Nabors Industries Ltd.	3,999	40,150
Noble Corp. PLC	3,316	44,666
Ocean Rig UDW Inc.	899	1,924
Pacific Drilling SAb	717	1,147
Precision Drilling Corp.	4,014	15,855
Rowan Companies PLC Class A	1,710	33,653
Seadrill Ltd.[a]	4,798	31,043
Transocean Ltd.[a]	4,683	74,132

		396,987
OIL & GAS EQUIPMENT & SERVICES — 0.91%
Amec Foster Wheeler PLC ADR	4,128	45,078
Baker Hughes Inc.	4,570	240,748
C&J Energy Services Ltd.[a,b]	453	2,260
Cameron International Corp.[b]	2,006	136,428
CGG[a,b]	1,785	7,229
Core Laboratories NV	442	51,418
FMC Technologies Inc.[b]	2,404	81,327
Frank’s International NV	345	5,920
Halliburton Co.	8,902	341,659
McDermott International Inc.[b]	2,407	11,096
National Oilwell Varco Inc.	4,021	151,350
Oceaneering International Inc.	1,025	43,071
Schlumberger Ltd.	13,205	1,032,103
Superior Energy Services Inc.	1,537	21,764
Tenaris SA ADR	2,473	62,493
Weatherford International PLC[b]	8,122	83,169

		2,317,113
OIL & GAS EXPLORATION & PRODUCTION — 1.97%
Advantage Oil & Gas Ltd.[b]	2,202	12,265
Anadarko Petroleum Corp.	6,522	436,191
Antero Resources Corp.[a,b]	1,001	23,594
Apache Corp.	4,877	229,853
Baytex Energy Corp.	2,673	10,879
Bellatrix Exploration Ltd.[b]	2,134	3,500
Cabot Oil & Gas Corp.	5,339	115,910

Security	Shares	Value
Canadian Natural Resources Ltd.	14,036	$325,916
Chesapeake Energy Corp.[a]	6,671	47,564
Cimarex Energy Co.	1,218	143,797
CNOOC Ltd.[a]	2,074	235,772
Cobalt International Energy Inc.[b]	4,329	33,203
Concho Resources Inc.[b]	1,552	179,892
ConocoPhillips	15,850	845,598
Continental Resources Inc./OKa,b	1,059	35,911
Crescent Point Energy Corp.	6,484	88,377
Devon Energy Corp.	4,989	209,189
Encana Corp.	10,848	82,770
Energen Corp.	1,017	59,139
Enerplus Corp.	2,660	12,529
EOG Resources Inc.	7,057	605,843
EQT Corp.	1,966	129,894
Hess Corp.	3,111	174,869
Kosmos Energy Ltd.[a,b]	1,849	12,610
Marathon Oil Corp.	8,737	160,586
Murphy Oil Corp.	2,095	59,561
Noble Energy Inc.	5,484	196,547
Pengrowth Energy Corp.	6,435	6,390
Penn West Petroleum Ltd.	5,584	6,533
Pioneer Natural Resources Co.	1,926	264,132
QEP Resources Inc.	2,074	32,064
Range Resources Corp.	2,185	66,511
Southwestern Energy Co.[b]	4,960	54,758
Ultra Petroleum Corp.[a,b]	1,977	10,834
Vermilion Energy Inc.	1,421	50,062
Whiting Petroleum Corp.[b]	2,634	45,384

		5,008,427
OIL & GAS REFINING & MARKETING — 0.44%
Cosan Ltd.	1,538	5,383
HollyFrontier Corp.	1,662	81,388
Marathon Petroleum Corp.	4,731	245,066
Phillips 66	4,218	375,613
Tesoro Corp.	1,085	116,019
Valero Energy Corp.	4,383	288,927

		1,112,396
OIL & GAS STORAGE & TRANSPORTATION — 0.93%
Aegean Marine Petroleum Network Inc.	352	2,746
Cheniere Energy Inc.[b]	2,746	135,982
DHT Holdings Inc.	1,033	8,119
Dorian LPG Ltd.[b]	307	3,616
Enbridge Inc.	9,897	422,503

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2015

Security	Shares	Value
Euronav SAb	1,367	$20,450
GasLog Ltd.[a]	412	4,767
Golar LNG Ltd.[a]	1,019	29,561
Kinder Morgan Inc./DE	20,781	568,360
Navigator Holdings Ltd.[b]	347	4,973
Navios Maritime Acquisition Corp.	803	2,875
Nordic American Tankers Ltd.	1,036	15,830
ONEOK Inc.	2,428	82,358
Pembina Pipeline Corp.	3,981	100,003
Scorpio Tankers Inc.	1,992	18,167
Ship Finance International Ltd.	683	11,672
Spectra Energy Corp.	7,798	222,789
Teekay Corp.	549	17,639
Teekay Tankers Ltd. Class A	1,046	7,991
TransCanada Corp.	8,230	276,446
Tsakos Energy Navigation Ltd.	770	6,907
Ultrapar Participacoes SA ADR	5,038	87,208
Williams Companies Inc. (The)	7,872	310,472

		2,361,434
PAPER PACKAGING — 0.68%
Packaging Corp. of America	6,709	459,231
Sonoco Products Co.	6,958	297,037
WestRock Co.	17,989	967,089

		1,723,357
PAPER PRODUCTS — 0.63%
Fibria Celulose SA ADR	15,280	206,585
International Paper Co.	28,746	1,227,167
KapStone Paper and Packaging Corp.	5,909	128,521
Resolute Forest Products Inc.[b]	6,546	48,899

		1,611,172
PRECIOUS METALS & MINERALS — 0.06%
Dominion Diamond Corp.[b]	4,416	46,633
Tahoe Resources Inc.	11,602	96,877

		143,510
SILVER — 0.19%
First Majestic Silver Corp.[a,b]	7,939	26,278
Fortuna Silver Mines Inc.[b]	8,385	21,885
Pan American Silver Corp.	9,851	74,572
Silver Wheaton Corp.	26,125	355,039

		477,774
SPECIALIZED REITS — 0.73%
CatchMark Timber Trust Inc. Class A	2,728	29,872

Security	Shares or Principal	Value
Plum Creek Timber Co. Inc.[a]	12,000	$488,880
Potlatch Corp.	2,806	87,659
Rayonier Inc.	8,686	196,738
Weyerhaeuser Co.[a]	35,395	1,038,135

		1,841,284

TOTAL COMMON STOCKS
(Cost: $100,755,748)		76,969,203

PREFERRED STOCKS — 0.04%

INTEGRATED OIL & GAS — 0.04%
Petroleo Brasileiro SA ADR[b]	23,995	95,740

		95,740

TOTAL PREFERRED STOCKS
(Cost: $216,395)		95,740

SHORT-TERM INVESTMENTS — 64.79%

MONEY MARKET FUNDS — 6.89%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	1,659,071	1,659,071
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	85,847	85,847
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d,f]	15,745,991	15,745,991

		17,490,909
U.S. GOVERNMENT OBLIGATIONS — 57.90%
U.S. Treasury Bill[g]
0.01%, 12/24/15	$22,000,000	21,998,680
0.02% - 0.13%, 12/31/15	33,000,000	32,997,294
0.00% - 0.11%, 01/07/16	47,000,000	46,993,984
0.00%, 01/14/16	45,000,000	44,992,575

		146,982,533

TOTAL SHORT-TERM INVESTMENTS
(Cost: $164,475,731)		164,473,442

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 95.15%
(Cost: $265,447,874)	$241,538,385
Other Assets, Less Liabilities — 4.85%	12,318,436

NET ASSETS — 100.00%	$253,856,821

ADR — American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	Includes portion held by the Subsidiary in the amount of $6,890,511.
[g]	Rates shown are the discount rate or range of discount rates at time of purchase.

Open futures contracts as of October 31, 2015 were as followsh:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	107	Feb. 2016	London Metal	$3,956,325	$(304,953)
Brent Crude Oil	790	Aug. 2016	New York Mercantile	43,402,600	(1,165,580)
Cocoa	30	May 2016	ICE Futures U.S.	976,500	7,320
Coffee	32	Mar. 2016	ICE Futures U.S.	1,491,000	(120,900)
Copper	42	Jan. 2016	London Metal	5,371,800	(129,257)
Corn	436	May 2016	Chicago Board of Trade	8,660,050	169,558
Cotton	75	Mar. 2016	ICE Futures U.S.	2,362,500	35,052
Feeder Cattle	38	Jan. 2016	Chicago Mercantile	3,480,800	72,931
Gold	17	Dec. 2015	COMEX	1,940,380	49,720
KC Red Wheat	61	Mar. 2016	Chicago Board of Trade	1,555,500	(258,970)
Lead	21	Apr. 2016	London Metal	895,913	(4,142)
Lean Hogs	249	Dec. 2015	Chicago Mercantile	5,896,320	(388,837)
Live Cattle	265	Jun. 2016	Chicago Mercantile	14,074,150	205,112
Natural Gas	626	Apr. 2016	New York Mercantile	15,343,260	(3,182,047)
Nickel	14	May 2016	London Metal	847,140	(25,283)
Silver	3	Mar. 2016	COMEX	234,225	(5,609)
Soybean	123	Mar. 2016	Chicago Board of Trade	5,465,813	(38,324)
Sugar	220	May 2016	ICE Futures U.S.	3,491,488	521,174
Wheat	274	Mar. 2016	Chicago Board of Trade	7,199,350	93,430
WTI Crude Oil	964	Jul. 2016	ICE Futures Europe	48,826,600	(1,134,727)
Zinc	29	Apr. 2016	London Metal	1,247,906	(47,371)

Net Unrealized Depreciation					$(5,651,703)

[h]	Represents positions held in the Subsidiary.

See notes to consolidated financial statements.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2015

ASSETS
Investments, at cost:
Unaffiliated	$247,956,965
Affiliated (Note 2)	17,490,909

Total cost of investments	$265,447,874

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$224,047,476
Affiliated (Note 2)	17,490,909

Total fair value of investments	241,538,385
Foreign currency, at value[b]	68
Cash[c]	2,796
Cash pledged to broker[c]	13,247,471
Receivables:
Dividends and interest	82,514
Futures variation margin[c]	1,433,800
Tax reclaims	13,270

Total Assets	256,318,304

LIABILITIES
Payables:
Investment securities purchased	101,178
Collateral for securities on loan (Note 1)	1,744,918
Futures variation margin[c]	510,198
Foreign taxes (Note 1)	202
Investment advisory fees (Note 2)	104,987

Total Liabilities	2,461,483

NET ASSETS	$253,856,821

Net assets consist of:
Paid-in capital	$288,144,460
Distributions in excess of net investment income	(1,548,514)
Accumulated net realized loss	(3,178,680)
Net unrealized depreciation	(29,560,445)

NET ASSETS	$253,856,821

Shares outstanding[d]	7,700,000

Net asset value per share	$32.97

[a]	Securities on loan with a value of $1,686,640. See Note 1.
[b]	Cost of foreign currency: $68.
[c]	Represents an asset or liability of the Subsidiary.
[d]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	13

Consolidated Statement of Operations

iSHARES® COMMODITIES SELECT STRATEGY ETF

Year ended October 31, 2015

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,418,328
Interest — unaffiliated	11,117
Interest — affiliated (Note 2)	1,163
Securities lending income — affiliated — net (Note 2)	18,731

Total investment income	2,449,339

EXPENSES
Investment advisory fees (Note 2)	1,012,214

Total expenses	1,012,214
Less investment advisory fees waived (Note 2)	(3,032)

Net expenses	1,009,182

Net investment income	1,440,157

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,708,483)
In-kind redemptions — unaffiliated	66,071
Futures contracts	(36,677,133)
Foreign currency transactions	(549)

Net realized loss	(40,320,094)

Net change in unrealized appreciation/depreciation on:
Investments	(24,066,243)
Futures contracts	(5,753,014)
Translation of assets and liabilities in foreign currencies	3

Net change in unrealized appreciation/depreciation	(29,819,254)

Net realized and unrealized loss	(70,139,348)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(68,699,191)

[a]	Net of foreign withholding tax of $72,596.

See notes to consolidated financial statements.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES® COMMODITIES SELECT STRATEGY ETF

	Year ended October 31, 2015	Period from October 15, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$1,440,157	$(2,015)
Net realized loss	(40,320,094)	—
Net change in unrealized appreciation/depreciation	(29,819,254)	258,809

Net increase (decrease) in net assets resulting from operations	(68,699,191)	256,794

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,140,724)	—
Return of capital	(31,122)	—

Total distributions to shareholders	(3,171,846)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	323,459,573	20,016,294
Cost of shares redeemed	(18,004,803)	—

Net increase in net assets from capital share transactions	305,454,770	20,016,294

INCREASE IN NET ASSETS	233,583,733	20,273,088

NET ASSETS
Beginning of period	20,273,088	—

End of period	$253,856,821	$20,273,088

Distributions in excess of net investment income included in net assets at end of period	$(1,548,514)	$(2,015)

SHARES ISSUED AND REDEEMED
Shares sold	7,800,000	400,000
Shares redeemed	(500,000)	—

Net increase in shares outstanding	7,300,000	400,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	15

Consolidated Financial Highlights

iSHARES® COMMODITIES SELECT STRATEGY ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2015	Period from Oct. 15, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$50.68	$50.04

Income from investment operations:
Net investment income (loss)[b]	0.26	(0.01)
Net realized and unrealized gain (loss)[c]	(17.35)	0.65

Total from investment operations	(17.09)	0.64

Less distributions from:
Net investment income	(0.61)	—
Return of capital	(0.01)	—

Total distributions	(0.62)	—

Net asset value, end of period	$32.97	$50.68

Total return	(33.88)%	1.28%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$253,857	$20,273
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of expenses to average net assets prior to waived fees[e]	0.48%	n/a
Ratio of net investment income (loss) to average net assets[e]	0.68%	(0.23)%
Portfolio turnover rate[f]	76%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to consolidated financial statements.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

iSHARES® COMMODITIES SELECT STRATEGY ETF

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 21, 2011.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Commodities Select Strategy	Non-diversified

The Fund carries out its investment strategies associated with investment in commodity-linked futures contracts and other derivatives (“commodity-linked investments”) by investing up to 25% of its total assets in iShares Commodities Strategy Cayman Ltd., a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Investments in the Subsidiary enable the Fund to hold the commodity-linked investments and satisfy regulated investment company tax requirements. The accompanying consolidated schedule of investments and consolidated financial statements for the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

The following table shows a summary of selected financial information of the Subsidiary included in the consolidated financial statements of the Fund, as of and for the year ended October 31, 2015:

Consolidated Statement of Assets and Liabilities
Total Assets	$21,574,800
Total Liabilities	510,198

Net Assets	$21,064,602

Consolidated Statement of Operations
Net investment income	$ 336
Net realized gain (loss) from:
Futures contracts	(36,677,133)
Net change in unrealized appreciation/depreciation on:
Futures contracts	(5,753,014)

Net increase (decrease) in net assets resulting from operations	$(42,429,811)

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	17

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust, (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of October 31, 2015. The breakdown of the Fund’s investments into major categories is disclosed in its consolidated schedule of investments.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stocks	$76,969,203	$—	$—	$76,969,203
Preferred Stocks	95,740	—	—	95,740
Money Market Funds	17,490,909	—	—	17,490,909
U.S. Government Obligations	—	146,982,533	—	146,982,533

Total	$94,555,852	$146,982,533	$—	$241,538,385

Derivative Financial Instruments:[a]
Assets:
Futures Contracts	$1,154,297	$—	$—	$1,154,297
Liabilities:
Futures Contracts	(6,806,000)	—	—	(6,806,000)

Total	$(5,651,703)	$—	$—	$(5,651,703)

[a]	Shown at the unrealized appreciation (depreciation) on contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of October 31, 2015 are reflected in tax reclaims receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	19

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Fund’s consolidated statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

(“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedule of investments. The securities on loan for the Fund are also disclosed in its consolidated schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the consolidated statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the consolidated statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
BNP Paribas Prime Brokerage Inc.	$2,679	$2,679	$—
Citigroup Global Markets Inc.	102,900	102,900	—
Credit Suisse Securities (USA) LLC	190,843	190,843	—
Deutsche Bank Securities Inc.	399,752	399,752	—
Jefferies LLC	21,858	21,858	—
JPMorgan Clearing Corp.	792,270	792,270	—
Merrill Lynch, Pierce, Fenner & Smith	83,268	83,268	—
State Street Bank & Trust Company	93,070	93,070	—

	$1,686,640	$1,686,640	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s consolidated statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	21

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund and the Subsidiary.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). Effective February 23, 2015, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates, if any.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, the Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, the Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2015, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $5,067.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015, were $50,329,813 and $54,559,912, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2015, were $108,740,369 and $5,320,429, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

5.	FUTURES CONTRACTS

The Fund may purchase or sell futures contracts as part of its investment strategy. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

The following table shows the value of futures contracts held as of October 31, 2015 and the related locations in the consolidated statement of assets and liabilities, presented by risk exposure category:

Assets
Commodity contracts:
Variation margin/Net assets consist of — net unrealized depreciation[a]	$1,154,297

[a]	Represents cumulative appreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

Liabilities
Commodity contracts:
Variation margin/Net assets consist of — net unrealized depreciation[b]	$6,806,000

[b]	Represents cumulative depreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended October 31, 2015 and the related locations in the consolidated statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Commodity contracts:
Futures contracts	$(36,677,133)	$(5,753,014)

The following table shows the average quarter-end balances of open futures contracts for the year ended October 31, 2015:

Average value of contracts purchased	$125,103,636

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its consolidated schedule of investments.

The Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The Fund invests all or substantially all of its assets in securities and derivatives linked to commodities or commodities markets. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, changes in interest rates and monetary and other governmental policies. Securities of companies held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit volatility attributable to commodity prices.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes and any net income or net gains will pass through to the Fund as such. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements for such investments held by the Subsidiary may differ significantly from distributions. In addition, if a net loss is realized by the Subsidiary in any taxable year, the loss will not be available to offset the Fund’s ordinary income and/or capital gains for that year.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

October 31, 2015, attributable to foreign currency transactions, the character of income (losses) from a wholly owned foreign subsidiary and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$ (37,295,482)	$154,068	$37,141,414

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Ordinary income	$3,140,724	N/A
Return of capital	31,122	N/A

	$3,171,846	N/A

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$ (2,622,925)	$(31,664,714)	$(34,287,639)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of October 31, 2015, the Fund had non-expiring capital loss carryforwards in the amount of $2,622,925 available to offset future realized capital gains.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2015, the cost of investments for federal income tax purposes was $267,552,143. Net unrealized depreciation was $26,013,758, of which $215,891 represented gross unrealized appreciation on securities and $26,229,649 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares U.S. ETF Trust:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares Commodities Select Strategy ETF and its subsidiary (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

Tax Information (Unaudited)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund hereby designates the maximum amount of $3,079,718 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2015.

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid by the Fund during the fiscal year ended October 31, 2015 that qualified for the dividends-received deduction was 17.18%.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® COMMODITIES SELECT STRATEGY ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	29

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own investment strategy or investment mandate and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its investment strategy or investment mandate. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreements), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.511409	$—	$0.113283	$0.624692	82%	—%	18%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

SUPPLEMENTAL INFORMATION	33

Supplemental Information (Unaudited) (Continued)

iSHARES® COMMODITIES SELECT STRATEGY ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: October 15, 2014 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.41%
Greater than 0.5% and Less than 1.0%	5	2.07
Between 0.5% and –0.5%	215	89.22
Less than –0.5% and Greater than –1.0%	20	8.30

	241	100.00%

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® U.S. ETF TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2011).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013)	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Director of iShares, Inc. (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	35

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2011); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares, Inc. (since 2007); Independent Chairman of iShares, Inc. and iShares Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Director of iShares, Inc. (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2011); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2011); Audit Committee Chair (since 2011).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares, Inc. (since 2005).

John E. Martinez (54)	Trustee (since 2011); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares, Inc. (since 2003).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares, Inc. (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (Continued)

iSHARES® U.S. ETF TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2011).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2011).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1011-1015

Item 2.	Code of Ethics.

iShares U.S. ETF Trust (the “Registrant”) adopted a new code of ethics on July 1, 2015 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2015, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the nine series of the Registrant for which the fiscal year-end is October 31, 2015 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $60,490 for the fiscal year ended October 31, 2014 and $113,240 for the fiscal year ended October 31, 2015.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2014 and October 31, 2015 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $18,385 for the fiscal year ended October 31, 2014 and $33,093 for the fiscal year ended October 31, 2015.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2014 and October 31, 2015 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,359,197 for the fiscal year ended October 31, 2014 and $3,548,374 for the fiscal year ended October 31, 2015.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Jane D. Carlin, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: December 29, 2015

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 29, 2015